UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Conservative Income Bond Fund Fidelity® Conservative Income Bond Fund and Institutional Class Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Bond Fund	1.77%	0.85%	0.82%
Institutional Class	1.87%	0.96%	0.92%

 A From March 3, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Bond Fund, a class of the fund, on March 3, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$10,631	Fidelity® Conservative Income Bond Fund
$10,313	Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Julian Potenza and Rob Galusza:  For the fiscal year, the fund’s share classes gained about 1.8%, outpacing, net of fees, the 1.49% return of the benchmark, the Bloomberg Barclays U.S. 3-6 Month Treasury Bills Index, as well as the Lipper peer group average. The past 12 months, we kept the fund’s duration, meaning its sensitivity to interest rates, shorter than that of the benchmark. This benefited fund performance versus the benchmark amid rising policy and market rates and strong economic growth, driven by the late-2017 passage of federal tax reform. Exposure to corporate bonds added meaningful relative value. Within corporates, bonds of banking companies helped the most. Positioning among the bonds of industrial companies also contributed. The fund’s cash holdings detracted a bit and its Treasury holdings generally broke even versus the benchmark, although each boosted portfolio liquidity. As of August 31, we continue to position for higher rates, while focusing on higher-quality corporate issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 30, 2017, Julian Potenza joined Rob Galusza and Robert Chan as a Co-Manager of the fund. On March 1, 2018, Robert Chan transitioned off the fund. On September 29, 2018, Maura Walsh joined Robert Galusza and Julian Potenza as a Co-Manager of the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 8/31/18
0 - 30	40.1%
31 - 90	19.3%
91 - 180	1.9%
181 - 397	2.2%
> 397	36.5%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	58.7%
U.S. Government and U.S. Government Agency Obligations	3.0%
Bank Notes	0.1%
Certificates of Deposit	9.2%
Commercial Paper	16.7%
Cash and Cash Equivalents	12.7%
Net Other Assets (Liabilities)**	(0.4)%

 * Foreign investments - 32.9%

 ** Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 58.7%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 4.8%
Automobiles - 4.6%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 2.4603% 2/21/20 (a)(b)	$40,100,000	$40,082,666
3 month U.S. LIBOR + 0.150% 2.4971% 1/22/19 (a)(b)	30,000,000	30,019,837
3 month U.S. LIBOR + 0.210% 2.548% 2/12/21 (a)(b)	30,250,000	30,254,280
3 month U.S. LIBOR + 0.260% 2.5992% 6/16/20 (a)(b)	36,200,000	36,301,308
3 month U.S. LIBOR + 0.280% 2.6023% 11/19/18 (a)(b)	29,500,000	29,516,581
3 month U.S. LIBOR + 0.825% 3.1346% 2/22/19 (a)(b)	20,694,000	20,770,109
2% 11/13/19	30,000,000	29,706,092
BMW U.S. Capital LLC:
3 month U.S. LIBOR + 0.380% 2.7173% 4/6/20 (a)(b)(c)	25,659,000	25,758,386
3 month U.S. LIBOR + 0.410% 2.7474% 4/12/21 (a)(b)(c)	40,000,000	40,091,618
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.250% 2.5905% 11/5/18 (a)(b)(c)	20,200,000	20,211,032
3 month U.S. LIBOR + 0.390% 2.7305% 5/4/20 (a)(b)(c)	32,743,000	32,822,423
3 month U.S. LIBOR + 0.530% 2.8705% 5/5/20 (a)(b)(c)	25,000,000	25,082,880
3 month U.S. LIBOR + 0.620% 2.9589% 10/30/19 (a)(b)(c)	25,348,000	25,474,495
3 month U.S. LIBOR + 0.630% 2.9673% 1/6/20 (a)(b)(c)	35,000,000	35,134,118
General Motors Financial Co., Inc.:
3 month U.S. LIBOR + 0.850% 3.1886% 4/9/21 (a)(b)	18,945,000	19,014,270
3 month U.S. LIBOR + 0.930% 3.267% 4/13/20 (a)(b)	28,000,000	28,196,495
3 month U.S. LIBOR + 1.450% 3.7914% 5/9/19 (a)(b)	4,930,000	4,966,930
		473,403,520
Media - 0.2%
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0347% 9/20/19 (a)(b)	11,737,000	11,784,909
NBCUniversal Enterprise, Inc. 3 month U.S. LIBOR + 0.400% 2.7374% 4/1/21 (a)(b)(c)	14,454,000	14,506,210
		26,291,119

TOTAL CONSUMER DISCRETIONARY		499,694,639

CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.1%
Alimentation Couche-Tard, Inc. 3 month U.S. LIBOR + 0.500% 2.8326% 12/13/19 (a)(b)(c)	13,759,000	13,770,036
Food Products - 0.3%
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (a)(b)	25,059,000	25,170,667
Tobacco - 0.3%
Bat Capital Corp. 3 month U.S. LIBOR + 0.590% 2.9093% 8/14/20 (a)(b)(c)	10,500,000	10,537,614
Philip Morris International, Inc. 3 month U.S. LIBOR + 0.420% 2.7319% 2/21/20 (a)(b)	20,428,000	20,483,434
		31,021,048

TOTAL CONSUMER STAPLES		69,961,751

ENERGY - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
BP Capital Markets PLC:
3 month U.S. LIBOR + 0.540% 2.8805% 5/10/19 (a)(b)	10,161,000	10,189,925
3 month U.S. LIBOR + 0.630% 2.9689% 9/26/18 (a)(b)	10,662,000	10,667,570
1.768% 9/19/19	14,940,000	14,794,178
Equinor ASA 3 month U.S. LIBOR + 0.460% 2.8033% 11/8/18 (a)(b)	30,718,000	30,740,216
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 2.9114% 2/26/21 (a)(b)	10,184,000	10,196,955
Shell International Finance BV:
3 month U.S. LIBOR + 0.350% 2.6763% 9/12/19 (a)(b)	20,000,000	20,075,400
3 month U.S. LIBOR + 0.580% 2.9205% 11/10/18 (a)(b)	37,271,000	37,311,320
TransCanada PipeLines Ltd. 3 month U.S. LIBOR + 0.275% 2.5888% 11/15/19 (a)(b)	50,041,000	50,133,367
		184,108,931
FINANCIALS - 45.1%
Banks - 32.0%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7519% 1/19/21 (a)(b)(c)	85,430,000	85,488,092
3 month U.S. LIBOR + 0.570% 2.8814% 8/27/21 (a)(b)(c)	39,300,000	39,390,351
3 month U.S. LIBOR + 0.640% 2.9726% 1/18/19 (a)(b)(c)	72,090,000	72,237,424
ANZ Banking Group Ltd. 3 month U.S. LIBOR + 0.750% 3.0652% 11/16/18 (a)(b)(c)	20,000,000	20,025,683
Bank of America Corp.:
3 month U.S. LIBOR + 0.870% 3.2074% 4/1/19 (a)(b)	92,349,000	92,779,536
3 month U.S. LIBOR + 1.040% 3.3792% 1/15/19 (a)(b)	70,204,000	70,479,171
Bank of America NA 3 month U.S. LIBOR + 0.250% 2.5614% 8/28/20 (a)(b)	40,450,000	40,474,917
Bank of Montreal:
3 month U.S. LIBOR + 0.250% 2.5771% 9/11/19 (a)(b)	24,080,000	24,124,093
3 month U.S. LIBOR + 0.440% 2.7806% 6/15/20 (a)(b)	30,968,000	31,124,333
3 month U.S. LIBOR + 0.600% 2.9263% 12/12/19 (a)(b)	16,000,000	16,092,771
Bank of Nova Scotia:
3 month U.S. LIBOR + 0.290% 2.6286% 1/8/21 (a)(b)	20,050,000	20,041,034
3 month U.S. LIBOR + 0.390% 2.7292% 7/14/20 (a)(b)	13,902,000	13,950,633
3 month U.S. LIBOR + 0.620% 2.9378% 12/5/19 (a)(b)	18,495,000	18,605,094
3 month U.S. LIBOR + 0.830% 3.1692% 1/15/19 (a)(b)	19,500,000	19,554,482
Bank of Tokyo-Mitsubishi UFJ Ltd. 3 month U.S. LIBOR + 1.020% 3.3556% 9/14/18 (a)(b)(c)	19,035,000	19,041,015
Banque Federative du Credit Mutuel SA:
3 month U.S. LIBOR + 0.490% 2.8375% 7/20/20 (a)(b)(c)	68,890,000	69,239,515
2.5% 10/29/18 (c)	17,510,000	17,510,187
Barclays Bank PLC:
3 month U.S. LIBOR + 0.460% 2.7931% 1/11/21 (a)(b)	109,510,000	109,612,005
3 month U.S. LIBOR + 0.550% 2.893% 8/7/19 (a)(b)	37,000,000	37,091,844
3 month U.S. LIBOR + 0.650% 2.993% 8/7/20 (a)(b)	32,150,000	32,293,430
BB&T Corp. 3 month U.S. LIBOR + 0.660% 3.0031% 2/1/19 (a)(b)	7,159,000	7,174,099
BPCE SA 2.5% 12/10/18	47,000,000	47,004,078
Branch Banking & Trust Co. 3 month U.S. LIBOR + 0.450% 2.7892% 1/15/20 (a)(b)	30,000,000	30,105,530
Canadian Imperial Bank of Commerce 3 month U.S. LIBOR + 0.520% 2.8338% 9/6/19 (a)(b)	65,258,000	65,485,118
Citibank NA:
3 month U.S. LIBOR + 0.230% 2.5714% 11/9/18 (a)(b)	25,000,000	25,011,723
3 month U.S. LIBOR + 0.320% 2.6631% 5/1/20 (a)(b)	35,000,000	35,028,235
3 month U.S. LIBOR + 0.340% 2.6647% 3/20/19 (a)(b)	31,620,000	31,668,556
1.85% 9/18/19	35,500,000	35,150,305
Citigroup, Inc.:
3 month U.S. LIBOR + 0.790% 3.1214% 1/10/20 (a)(b)	30,045,000	30,272,433
3 month U.S. LIBOR + 0.930% 3.2492% 6/7/19 (a)(b)	75,000,000	75,442,725
Citizens Bank NA:
3 month U.S. LIBOR + 0.540% 2.8613% 3/2/20 (a)(b)	45,000,000	45,111,150
3 month U.S. LIBOR + 0.570% 2.8814% 5/26/20 (a)(b)	17,500,000	17,555,590
Commonwealth Bank of Australia:
3 month U.S. LIBOR + 0.450% 2.7763% 3/10/20 (a)(b)(c)	25,000,000	25,096,403
3 month U.S. LIBOR + 0.640% 2.983% 11/7/19 (a)(b)(c)	27,100,000	27,244,420
3 month U.S. LIBOR + 0.790% 3.1386% 11/2/18 (a)(b)(c)	50,772,000	50,843,931
3 month U.S. LIBOR + 1.060% 3.4006% 3/15/19 (a)(b)(c)	25,678,000	25,806,848
Compass Bank 3 month U.S. LIBOR + 0.730% 3.0571% 6/11/21 (a)(b)	50,030,000	50,128,401
Credit Agricole SA:
3 month U.S. LIBOR + 0.800% 3.1392% 4/15/19 (a)(b)(c)	60,955,000	61,237,177
3 month U.S. LIBOR + 0.970% 3.2971% 6/10/20 (a)(b)(c)	600,000	606,984
Credit Suisse Group Funding Guernsey Ltd. 3 month U.S. LIBOR + 2.290% 4.6226% 4/16/21 (a)(b)	8,300,000	8,680,838
Fifth Third Bank:
3 month U.S. LIBOR + 0.440% 2.7749% 7/26/21 (a)(b)	25,488,000	25,520,190
3 month U.S. LIBOR + 0.590% 2.927% 9/27/19 (a)(b)	29,000,000	29,071,761
HSBC Holdings PLC 3 month U.S. LIBOR + 0.600% 2.9223% 5/18/21 (a)(b)	75,000,000	75,223,555
HSBC U.S.A., Inc. 3 month U.S. LIBOR + 0.610% 2.948% 11/13/19 (a)(b)	33,000,000	33,178,271
Huntington National Bank 3 month U.S. LIBOR + 0.510% 2.8371% 3/10/20 (a)(b)	28,473,000	28,568,861
ING Bank NV 3 month U.S. LIBOR + 1.130% 3.4619% 3/22/19 (a)(b)(c)	37,505,000	37,729,827
JP Morgan Chase Bank NA:
3 month U.S. LIBOR + 0.230% 2.5519% 9/1/20 (a)(b)	30,000,000	30,014,040
3 month U.S. LIBOR + 0.250% 2.588% 2/13/20 (a)(b)	52,445,000	52,483,809
3 month U.S. LIBOR + 0.290% 2.6331% 2/1/21 (a)(b)	30,050,000	30,070,875
3 month U.S. LIBOR + 0.340% 2.6749% 4/26/21 (a)(b)	20,000,000	20,017,358
3 month U.S. LIBOR + 0.590% 2.9251% 9/23/19 (a)(b)	25,631,000	25,755,820
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 0.630% 2.9689% 1/28/19 (a)(b)	3,500,000	3,508,357
3 month U.S. LIBOR + 0.680% 2.9803% 6/1/21 (a)(b)	25,000,000	25,142,157
3 month U.S. LIBOR + 0.955% 3.3021% 1/23/20 (a)(b)	74,869,000	75,709,788
3 month U.S. LIBOR + 1.100% 3.4192% 6/7/21 (a)(b)	19,974,000	20,369,265
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.833% 5/7/21 (a)(b)	70,272,000	70,541,153
Manufacturers & Traders Trust Co. 3 month U.S. LIBOR + 0.270% 2.6053% 1/25/21 (a)(b)	8,240,000	8,240,859
Mitsubishi UFJ Financial Group, Inc. 3 month U.S. LIBOR + 0.650% 2.9849% 7/26/21 (a)(b)	32,165,000	32,314,301
Mizuho Bank Ltd. 3 month U.S. LIBOR + 1.190% 3.5375% 10/20/18 (a)(b)(c)	17,800,000	17,828,835
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.480% 3.8174% 4/12/21 (a)(b)(c)	9,000,000	9,209,308
National Australia Bank Ltd. 3 month U.S. LIBOR + 0.510% 2.8196% 5/22/20 (a)(b)(c)	56,650,000	56,930,531
Nordea Bank AB:
3 month U.S. LIBOR + 0.470% 2.7873% 5/29/20 (a)(b)(c)	40,000,000	40,165,359
3 month U.S. LIBOR + 0.840% 3.1747% 9/17/18 (a)(b)(c)	24,350,000	24,358,551
PNC Bank NA:
3 month U.S. LIBOR + 0.360% 2.6823% 5/19/20 (a)(b)	40,430,000	40,558,504
3 month U.S. LIBOR + 0.400% 2.7192% 12/7/18 (a)(b)	30,500,000	30,529,514
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.430% 2.7649% 4/26/21 (a)(b)	44,100,000	44,163,101
Regions Bank 3 month U.S. LIBOR + 0.500% 2.838% 8/13/21 (a)(b)	68,709,000	68,747,477
Royal Bank of Canada:
3 month U.S. LIBOR + 0.300% 2.6353% 7/22/20 (a)(b)	40,200,000	40,311,736
3 month U.S. LIBOR + 0.350% 2.7013% 3/2/20 (a)(b)	35,000,000	35,100,395
3 month U.S. LIBOR + 0.450% 2.7814% 1/10/19 (a)(b)	20,000,000	20,031,131
3 month U.S. LIBOR + 0.480% 2.8189% 7/29/19 (a)(b)	20,320,000	20,401,969
Skandinaviska Enskilda Banken AB 3 month U.S. LIBOR + 0.430% 2.7418% 5/17/21 (a)(b)(c)	37,800,000	37,833,529
Sumitomo Mitsui Banking Corp.:
3 month U.S. LIBOR + 0.310% 2.6426% 10/18/19 (a)(b)	20,000,000	20,028,800
3 month U.S. LIBOR + 0.350% 2.686% 1/17/20 (a)(b)	69,355,000	69,527,416
3 month U.S. LIBOR + 0.540% 2.8731% 1/11/19 (a)(b)	80,000,000	80,109,937
SunTrust Bank 3 month U.S. LIBOR + 0.530% 2.8724% 1/31/20 (a)(b)	6,700,000	6,724,558
Svenska Handelsbanken AB:
3 month U.S. LIBOR + 0.470% 2.7818% 5/24/21 (a)(b)	30,000,000	30,096,900
3 month U.S. LIBOR + 0.490% 2.8038% 9/6/19 (a)(b)	27,635,000	27,730,959
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.280% 2.6063% 6/11/20 (a)(b)	51,000,000	51,136,253
3 month U.S. LIBOR + 0.420% 2.7526% 1/18/19 (a)(b)	24,500,000	24,537,418
3 month U.S. LIBOR + 0.440% 2.7774% 7/2/19 (a)(b)	30,800,000	30,893,236
1.45% 9/6/18	25,000,000	24,999,344
U.S. Bank NA:
3 month U.S. LIBOR + 0.250% 2.5916% 7/24/20 (a)(b)	40,000,000	40,100,431
3 month U.S. LIBOR + 0.410% 2.7449% 4/26/19 (a)(b)	20,500,000	20,536,214
Wells Fargo & Co.:
3 month U.S. LIBOR + 0.400% 2.7356% 9/14/18 (a)(b)	24,150,000	24,154,607
3 month U.S. LIBOR + 0.460% 2.8071% 4/22/19 (a)(b)	32,941,000	33,014,950
3 month U.S. LIBOR + 0.880% 3.2271% 7/22/20 (a)(b)	11,411,000	11,542,722
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.230% 2.5692% 1/15/20 (a)(b)	30,450,000	30,494,522
3 month U.S. LIBOR + 0.310% 2.6492% 1/15/21 (a)(b)	9,500,000	9,504,180
3 month U.S. LIBOR + 0.500% 2.8114% 11/28/18 (a)(b)	17,000,000	17,019,227
3 month U.S. LIBOR + 0.500% 2.8471% 7/23/21 (a)(b)	30,150,000	30,247,686
3 month U.S. LIBOR + 0.600% 2.9118% 5/24/19 (a)(b)	14,860,000	14,920,721
Westpac Banking Corp.:
3 month U.S. LIBOR + 0.560% 2.8823% 8/19/19 (a)(b)	40,500,000	40,689,091
3 month U.S. LIBOR + 0.740% 3.0503% 11/23/18 (a)(b)	22,000,000	22,033,623
		3,313,483,136
Capital Markets - 5.2%
Deutsche Bank AG London Branch 3 month U.S. LIBOR + 1.450% 3.7826% 1/18/19 (a)(b)	65,235,000	65,404,839
Deutsche Bank AG New York Branch 3 month U.S. LIBOR + 0.815% 3.1621% 1/22/21 (a)(b)	20,000,000	19,761,071
Goldman Sachs Group, Inc. 3 month U.S. LIBOR + 0.730% 3.067% 12/27/20 (a)(b)	6,822,000	6,855,776
Morgan Stanley:
3 month U.S. LIBOR + 0.740% 3.0871% 7/23/19 (a)(b)	71,413,000	71,773,503
3 month U.S. LIBOR + 0.800% 3.1193% 2/14/20 (a)(b)	125,315,000	125,591,158
3 month U.S. LIBOR + 0.850% 3.1916% 1/24/19 (a)(b)	8,600,000	8,626,955
3 month U.S. LIBOR + 1.140% 3.4769% 1/27/20 (a)(b)	31,775,000	32,160,027
3 month U.S. LIBOR + 1.375% 3.7181% 2/1/19 (a)(b)	11,123,000	11,181,565
State Street Corp. 3 month U.S. LIBOR + 0.900% 3.2223% 8/18/20 (a)(b)	8,120,000	8,230,252
UBS AG London Branch:
3 month U.S. LIBOR + 0.320% 2.6314% 5/28/19 (a)(b)(c)	35,400,000	35,441,772
3 month U.S. LIBOR + 0.580% 2.9009% 6/8/20 (a)(b)(c)	78,100,000	78,356,246
2.6392% 12/7/18 (a)(c)	46,360,000	46,382,206
UBS AG Stamford Branch 3 month U.S. LIBOR + 0.640% 2.9593% 8/14/19 (a)(b)	31,221,000	31,391,935
		541,157,305
Consumer Finance - 2.9%
American Express Credit Corp.:
3 month U.S. LIBOR + 0.330% 2.6783% 5/3/19 (a)(b)	20,000,000	20,029,515
3 month U.S. LIBOR + 0.430% 2.7513% 3/3/20 (a)(b)	35,000,000	35,128,448
3 month U.S. LIBOR + 0.550% 2.8847% 3/18/19 (a)(b)	41,713,000	41,826,410
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.670% 3.0131% 7/30/21 (a)(b)(c)	7,113,000	7,129,995
Capital One Financial Corp. 3 month U.S. LIBOR + 0.760% 3.098% 5/12/20 (a)(b)	26,340,000	26,517,611
Caterpillar Financial Services Corp. 3 month U.S. LIBOR + 0.510% 2.8414% 1/10/20 (a)(b)	35,000,000	35,193,556
Ford Motor Credit Co. LLC:
3 month U.S. LIBOR + 0.430% 2.7786% 11/2/20 (a)(b)	21,450,000	21,333,466
3 month U.S. LIBOR + 0.790% 3.1163% 6/12/20 (a)(b)	8,372,000	8,400,338
3 month U.S. LIBOR + 0.830% 3.168% 8/12/19(a)(b)	15,273,000	15,319,902
3 month U.S. LIBOR + 1.000% 3.3386% 1/9/20 (a)(b)	14,000,000	14,029,946
Toyota Motor Credit Corp.:
3 month U.S. LIBOR + 0.100% 2.4314% 1/10/20 (a)(b)	9,880,000	9,892,935
3 month U.S. LIBOR + 0.280% 2.617% 4/13/21 (a)(b)	35,000,000	35,061,977
3 month U.S. LIBOR + 0.820% 3.1423% 2/19/19 (a)(b)	30,000,000	30,113,056
		299,977,155
Diversified Financial Services - 0.6%
AIG Global Funding 3 month U.S. LIBOR + 0.460% 2.797% 6/25/21 (a)(b)(c)	20,759,000	20,795,754
Berkshire Hathaway Finance Corp. 3 month U.S. LIBOR + 0.250% 2.5831% 1/11/19 (a)(b)	20,500,000	20,522,591
USAA Capital Corp. 3 month U.S. LIBOR + 0.230% 2.5731% 2/1/19 (a)(b)(c)	22,860,000	22,875,553
		64,193,898
Insurance - 4.4%
Allstate Corp. 3 month U.S. LIBOR + 0.430% 2.7644% 3/29/21 (a)(b)	14,727,000	14,745,049
Jackson National Life Global Funding:
3 month U.S. LIBOR + 0.250% 2.587% 12/27/18 (a)(b)(c)	25,000,000	25,023,797
3 month U.S. LIBOR + 0.300% 2.6369% 4/27/20 (a)(b)(c)	40,750,000	40,789,863
Metropolitan Life Global Funding I:
3 month U.S. LIBOR + 0.220% 2.5459% 9/19/19 (a)(b)(c)	50,250,000	50,340,681
3 month U.S. LIBOR + 0.230% 2.5686% 1/8/21 (a)(b)(c)	40,000,000	40,062,358
3 month U.S. LIBOR + 0.340% 2.6756% 9/14/18 (a)(b)(c)	51,200,000	51,208,585
3 month U.S. LIBOR + 0.400% 2.7263% 6/12/20 (a)(b)(c)	15,000,000	15,074,738
3 month U.S. LIBOR + 0.430% 2.7559% 12/19/18 (a)(b)(c)	32,000,000	32,034,784
U.S. SOFR SEC OVRN FIN RATE INDX + 0.570% 2.5% 9/7/20 (a)(b)(c)	40,750,000	40,806,235
New York Life Global Funding:
3 month U.S. LIBOR + 0.270% 2.6086% 4/9/20 (a)(b)(c)	25,000,000	25,073,890
3 month U.S. LIBOR + 0.320% 2.6605% 8/6/21 (a)(b)(c)	24,621,000	24,671,972
3 month U.S. LIBOR + 0.390% 2.7316% 10/24/19 (a)(b)(c)	30,000,000	30,123,030
Protective Life Global Funding:
3 month U.S. LIBOR + 0.370% 2.707% 7/13/20 (a)(b)(c)	40,050,000	40,089,497
3 month U.S. LIBOR + 0.520% 2.8556% 6/28/21 (a)(b)(c)	25,100,000	25,166,242
		455,210,721

TOTAL FINANCIALS		4,674,022,215

HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (a)(b)	19,384,000	19,421,510
Health Care Providers & Services - 1.0%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (a)(b)	20,353,000	20,528,226
2.25% 12/5/18	17,486,000	17,472,352
Express Scripts Holding Co. 3 month U.S. LIBOR + 0.750% 3.0648% 11/30/20 (a)(b)	33,725,000	33,741,863
UnitedHealth Group, Inc. 3 month U.S. LIBOR + 0.260% 2.5627% 6/15/21 (a)(b)	28,166,000	28,239,284
		99,981,725
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 2.9651% 6/25/21 (a)(b)(c)	40,000,000	40,172,831
Roche Holdings, Inc. 2.25% 9/30/19 (c)	12,758,000	12,700,944
		52,873,775

TOTAL HEALTH CARE		172,277,010

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.2%
General Dynamics Corp. 3 month U.S. LIBOR + 0.290% 2.628% 5/11/20 (a)(b)	27,351,000	27,458,908
Machinery - 2.4%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.130% 2.4473% 11/29/19 (a)(b)	16,000,000	16,004,131
3 month U.S. LIBOR + 0.180% 2.4938% 12/6/18 (a)(b)	20,000,000	20,010,693
3 month U.S. LIBOR + 0.180% 2.4938% 5/15/20 (a)(b)	50,600,000	50,629,919
3 month U.S. LIBOR + 0.230% 2.5706% 3/15/21 (a)(b)	20,000,000	20,019,067
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.160% 2.4986% 1/8/21 (a)(b)	32,620,000	32,605,386
3 month U.S. LIBOR + 0.180% 2.5556% 1/7/20 (a)(b)	40,000,000	40,037,568
3 month U.S. LIBOR + 0.240% 2.5663% 3/12/21 (a)(b)	40,000,000	40,059,656
3 month U.S. LIBOR + 0.570% 2.9086% 1/8/19 (a)(b)	21,500,000	21,537,509
1.65% 10/15/18	7,317,000	7,310,120
		248,214,049

TOTAL INDUSTRIALS		275,672,957

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
BellSouth Corp. 4.333% 4/26/19 (a)(c)	50,000,000	50,429,500
UTILITIES - 1.5%
Electric Utilities - 0.1%
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (a)(b)	5,047,000	5,048,490
Gas Utilities - 0.6%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.7173% 11/29/19(a)(b)	26,271,000	26,279,120
3 month U.S. LIBOR + 0.550% 2.8763% 3/12/20 (a)(b)	34,207,000	34,225,351
		60,504,471
Multi-Utilities - 0.8%
Consolidated Edison Co. of New York, Inc. 2.7389% 6/25/21 (a)	30,250,000	30,370,007
Dominion Resources, Inc.:
3 month U.S. LIBOR + 0.550% 2.8503% 6/1/19 (a)(b)(c)	15,000,000	15,041,972
1.875% 1/15/19	1,830,000	1,825,209
Sempra Energy 3 month U.S. LIBOR + 0.250% 2.5892% 7/15/19 (a)(b)	38,875,000	38,894,054
		86,131,242

TOTAL UTILITIES		151,684,203

TOTAL NONCONVERTIBLE BONDS
(Cost $6,068,720,269)		6,077,851,206

U.S. Treasury Obligations - 3.0%
U.S. Treasury Notes:
U.S. TREASURY 3 MONTH BILL + 0.140% 2.231% 1/31/19 (a)(b)	$70,050,000	$70,103,387
U.S. TREASURY 3 MONTH BILL + 0.170% 2.261% 10/31/18 (a)(b)	50,000,000	50,017,568
0.875% 6/15/19	112,000,000	110,670,000
1.875% 12/31/19	78,148,000	77,448,942
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $309,013,754)		308,239,897

Bank Notes - 0.1%
Goldman Sachs Bank U.S.A. 3.2% 6/5/20
(Cost $9,151,136)	9,153,000	9,187,669

Certificates of Deposit - 9.2%
Credit Suisse AG yankee 3 month U.S. LIBOR + 0.340% 2.6786% 4/9/19 (a)(b)	50,000,000	50,070,360
Mitsubishi UFJ Trust & Banking Corp. yankee:
1 month U.S. LIBOR + 0.230% 2.296% 9/24/18 (a)(b)	12,000,000	12,002,376
1 month U.S. LIBOR + 0.230% 2.2973% 1/11/19 (a)(b)	39,700,000	39,715,721
1 month U.S. LIBOR + 0.300% 2.3668% 1/14/19 (a)(b)	29,700,000	29,719,483
1 month U.S. LIBOR + 0.300% 2.3711% 1/9/19 (a)(b)	24,750,000	24,766,013
Mizuho Corporate Bank Ltd. yankee:
1 month U.S. LIBOR + 0.180% 2.2473% 2/13/19 (a)(b)	29,500,000	29,500,797
1 month U.S. LIBOR + 0.250% 2.3148% 11/26/18 (a)(b)	40,000,000	40,010,760
1 month U.S. LIBOR + 0.260% 2.3421% 12/3/18 (a)(b)	40,000,000	40,012,400
1 month U.S. LIBOR + 0.440% 2.5034% 10/10/18 (a)(b)	30,000,000	30,012,900
Natixis SA yankee:
1 month U.S. LIBOR + 0.190% 2.26% 2/11/19 (a)(b)	49,500,000	49,512,969
1 month U.S. LIBOR + 0.300% 2.3648% 11/26/18 (a)(b)	30,000,000	30,018,930
1 month U.S. LIBOR + 0.370% 2.4368% 2/14/19 (a)(b)	30,000,000	30,032,580
1 month U.S. LIBOR + 0.440% 2.5073% 9/11/18 (a)(b)	30,000,000	30,004,920
3 month U.S. LIBOR + 0.190% 2.5331% 2/1/19 (a)(b)	40,000,000	40,022,496
Royal Bank of Canada yankee 3 month U.S. LIBOR + 0.110% 2.4456% 9/28/18 (a)(b)	40,000,000	40,002,276
Skandinaviska Enskila Banken AB yankee 1 month U.S. LIBOR + 0.200% 2.2802% 12/6/18 (a)(b)	30,000,000	30,012,450
Sumitomo Mitsui Banking Corp. yankee:
1 month U.S. LIBOR + 0.240% 2.3073% 1/11/19 (a)(b)	39,700,000	39,714,252
1 month U.S. LIBOR + 0.250% 2.3194% 11/21/18 (a)(b)	40,000,000	40,011,440
Sumitomo Mitsui Trust Bank Ltd. yankee:
1 month U.S. LIBOR + 0.170% 2.2373% 2/13/19 (a)(b)	47,750,000	47,753,677
1 month U.S. LIBOR + 0.180% 2.2473% 2/13/19 (a)(b)	49,500,000	49,508,366
1 month U.S. LIBOR + 0.230% 2.2948% 9/28/18 (a)(b)	40,000,000	40,006,920
1 month U.S. LIBOR + 0.240% 2.3111% 10/9/18 (a)(b)	40,000,000	40,009,520
Svenska Handelsbanken AB yankee:
1 month U.S. LIBOR + 0.170% 2.2474% 5/20/19 (a)(b)	39,750,000	39,757,115
1 month U.S. LIBOR + 0.390% 2.4548% 9/27/18 (a)(b)	30,000,000	30,010,110
Wells Fargo Bank NA:
1 month U.S. LIBOR + 0.220% 2.2928% 10/29/18 (a)(b)	30,000,000	30,011,700
3 month U.S. LIBOR + 0.190% 2.5383% 5/3/19 (a)(b)	50,000,000	50,025,920
TOTAL CERTIFICATES OF DEPOSIT
(Cost $951,902,852)		952,226,451

Commercial Paper - 16.7%
American Electric Power Co., Inc.:
2.2% 9/6/18	6,000,000	5,997,805
2.22% 9/17/18	6,000,000	5,993,645
2.22% 9/18/18	25,000,000	24,971,938
ASB Finance Ltd. (London) 1 month U.S. LIBOR + 0.380% 2.4473% 10/11/18 (a)(b)	30,000,000	30,015,180
Atlantic Asset Securitization Corp.:
1 month U.S. LIBOR + 0.260% 2.3273% 11/13/18 (a)(b)	40,000,000	40,021,080
2.33% 9/17/18 (Liquidity Facility Credit Agricole CIB)	30,000,000	29,971,569
Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35% 9/10/18	20,000,000	19,989,200
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 2.4% 9/25/18 (c)	24,000,000	23,966,134
Bell Canada yankee:
2.26% 9/17/18	30,000,000	29,968,593
2.32% 10/10/18	8,000,000	7,979,618
2.34% 10/26/18	6,000,000	5,978,095
2.41% 9/10/18	11,000,000	10,993,266
2.41% 9/12/18	9,000,000	8,993,382
2.52% 10/5/18	40,000,000	39,911,452
2.55% 9/10/18	39,750,000	39,725,665
2.55% 10/29/18	24,750,000	24,654,393
2.56% 9/10/18	26,290,000	26,273,905
2.64% 11/8/18	20,000,000	19,908,154
BPCE SA yankee:
2.4% 9/14/18	20,000,000	19,984,988
2.4% 9/21/18	60,000,000	59,932,452
Canadian Imperial Bank of Commerce 3 month U.S. LIBOR + 0.120% 2.4592% 1/14/19 (a)(b)	20,000,000	20,005,684
Credit Suisse AG yankee 2.35% 9/17/18	20,000,000	19,981,422
Dominion Resources, Inc.:
2.35% 9/11/18	10,000,000	9,993,217
2.4% 9/20/18	13,000,000	12,983,764
2.55% 9/12/18	24,750,000	24,731,643
Duke Energy Corp.:
2.07% 9/4/18	23,000,000	22,994,710
2.09% 9/6/18	13,000,000	12,995,245
2.09% 9/7/18	5,000,000	4,997,861
ERP Operating LP 2.22% 9/7/18	8,000,000	7,996,578
Gotham Funding Corp. yankee 2.29% 12/6/18 (Liquidity Facility Bank of Tokyo-Mitsubishi UFJ Ltd.)	29,750,000	29,566,835
HSBC Bank PLC 3 month U.S. LIBOR + 0.230% 2.5614% 4/10/19 (a)(b)	50,000,000	50,035,220
ING U.S. Funding LLC:
1 month U.S. LIBOR + 0.250% 2.3127% 11/15/18 (a)(b)	40,000,000	40,020,240
1 month U.S. LIBOR + 0.300% 2.3859% 3/4/19(a)(b)	39,750,000	39,783,867
J.P. Morgan Securities, LLC 1 month U.S. LIBOR + 0.440% 2.5215% 10/1/18 (a)(b)	30,000,000	30,013,650
Mitsubishi UFJ Trust & Banking Corp. 2.33% 9/13/18	30,000,000	29,978,376
NBCUniversal Enterprise, Inc.:
2.19% 9/4/18 (c)	11,000,000	10,997,329
2.24% 10/4/18 (c)	21,000,000	20,954,522
Ontario Teachers' Finance Trust 1 month U.S. LIBOR + 0.250% 2.317% 5/22/19 (a)(b)	49,750,000	49,786,318
PSP Capital, Inc. 1 month U.S. LIBOR + 0.160% 2.2393% 12/7/18 (a)(b)(c)	50,000,000	50,019,450
Rogers Communications, Inc. yankee:
2.18% 9/7/18	12,500,000	12,494,653
2.24% 9/18/18	22,000,000	21,975,305
2.28% 9/6/18	7,000,000	6,997,439
2.28% 9/13/18	10,000,000	9,991,947
2.29% 9/6/18	5,000,000	4,998,171
Sempra Global:
2.33% 10/17/18	6,000,000	5,981,686
2.35% 10/22/18	3,000,000	2,989,782
2.36% 10/24/18	6,000,000	5,978,706
2.37% 9/10/18	3,000,000	2,998,154
2.38% 10/30/18	6,000,000	5,976,100
2.39% 11/7/18	3,000,000	2,986,275
2.4% 9/19/18	4,500,000	4,494,663
2.41% 10/2/18	3,000,000	2,993,901
2.45% 9/10/18	7,000,000	6,995,693
2.45% 10/16/18	5,000,000	4,985,089
2.46% 9/25/18	6,500,000	6,489,785
2.5% 9/6/18	30,000,000	29,989,026
2.56% 9/20/18	29,750,000	29,712,845
Sumitomo Mitsui Trust Bank Ltd. yankee:
2.3% 10/18/18	40,000,000	39,888,000
2.33% 9/10/18	29,750,000	29,734,215
2.35% 9/14/18	30,000,000	29,977,482
Suncor Energy, Inc.:
yankee:
2.55% 9/4/18	4,000,000	3,999,029
2.56% 9/4/18	30,000,000	29,992,716
2.62% 10/10/18	22,300,000	22,242,689
2.625% 9/13/18	29,750,000	29,726,042
2.64% 10/12/18	10,000,000	9,972,933
2.36% 9/27/18	29,750,000	29,699,351
2.55% 9/4/18	11,300,000	11,297,256
Toyota Motor Credit Corp. 1 month U.S. LIBOR + 0.370% 2.4474% 10/19/18 (a)(b)	20,000,000	20,011,300
Transcanada American Investments Ltd.:
2.39% 9/6/18	10,000,000	9,996,668
2.39% 9/6/18	10,000,000	9,996,668
2.4% 9/6/18	2,500,000	2,499,167
2.54% 10/11/18	16,750,000	16,708,356
TransCanada PipeLines Ltd.:
2.28% 9/10/18	30,000,000	29,981,541
2.35% 11/5/18	10,000,000	9,955,743
2.36% 11/5/18	12,243,000	12,188,816
2.39% 9/6/18	4,100,000	4,098,500
2.39% 9/26/18	40,000,000	39,934,508
2.39% 9/26/18	14,050,000	14,026,996
2.39% 9/28/18	21,000,000	20,962,874
2.51% 10/25/18	14,000,000	13,949,309
2.51% 10/25/18	8,000,000	7,971,034
Tyson Foods, Inc.:
2.12% 9/4/18	8,000,000	7,998,075
2.12% 9/4/18	6,000,000	5,998,556
2.2% 9/19/18	16,000,000	15,981,160
UBS AG London Branch:
1 month U.S. LIBOR + 0.420% 2.4968% 5/31/19 (a)(b)	30,000,000	30,051,240
3 month U.S. LIBOR + 0.320% 2.6574% 4/2/19 (a)(b)	50,000,000	50,056,700
3 month U.S. LIBOR + 0.330% 2.6686% 4/9/19 (a)(b)	30,000,000	30,069,210
Virginia Electric & Power Co. 2.22% 9/17/18	3,750,000	3,746,074
TOTAL COMMERCIAL PAPER
(Cost $1,724,357,708)		1,724,807,873
	Shares	Value

Money Market Funds - 10.7%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $1,108,282,505)	1,108,087,721	1,108,309,339
	Maturity Amount	Value

Repurchase Agreements - 2.0%
With:
Mizuho Securities U.S.A., Inc. at:
3.02%, dated:
8/6/18 due 2/1/19 (Collateralized by U.S. Treasury Obligations valued at $33,741,891, 8.50%, 2/15/20)	33,495,532	33,000,000
8/27/18 due 2/22/19 (Collateralized by U.S. Treasury Obligations valued at $67,261,451, 0.13% - 5.88%, 11/15/18 - 8/15/44)	66,686,559	65,697,792
3.19%, dated 3/28/18 due 9/24/18 (Collateralized by U.S. Treasury Obligations valued at $62,676,242, 0.13%, 4/15/22)	60,957,000	59,997,834
Morgan Stanley & Co., Inc. at:
2.71%, dated 6/12/18 due 9/12/18 (Collateralized by Corporate Obligations valued at $25,413,584, 0.00% - 6.95%, 10/3/18 - 10/28/41)(a)(b)(e)	24,921,408	24,750,000
2.74%, dated 8/9/18 due 11/7/18 (Collateralized by Mortgage Loan Obligations valued at $30,950,044, 0.00% - 7.50%, 3/1/19 - 3/25/56)(a)(b)(e)	27,940,087	27,750,000
TOTAL REPURCHASE AGREEMENTS
(Cost $211,200,000)		211,195,626
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $10,382,628,224)		10,391,818,061
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(38,236,385)
NET ASSETS - 100%		$10,353,581,676

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,856,942,662 or 17.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) The maturity amount is based on the rate at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,635,297
Total	$9,635,297

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$6,077,851,206	$--	$6,077,851,206	$--
U.S. Government and Government Agency Obligations	308,239,897	--	308,239,897	--
Bank Notes	9,187,669	--	9,187,669	--
Certificates of Deposit	952,226,451	--	952,226,451	--
Commercial Paper	1,724,807,873	--	1,724,807,873	--
Money Market Funds	1,108,309,339	1,108,309,339	--	--
Repurchase Agreements	211,195,626	--	211,195,626	--
Total Investments in Securities:	$10,391,818,061	$1,108,309,339	$9,283,508,722	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	67.1%
Canada	11.4%
United Kingdom	6.9%
Netherlands	2.9%
France	2.8%
Australia	2.5%
Japan	2.5%
Sweden	1.6%
Singapore	1.3%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value (including repurchase agreements of $211,195,626) — See accompanying schedule: Unaffiliated issuers (cost $9,274,345,719)	$9,283,508,722
Fidelity Central Funds (cost $1,108,282,505)	1,108,309,339
Total Investment in Securities (cost $10,382,628,224)		$10,391,818,061
Receivable for investments sold		249,475
Receivable for fund shares sold		25,162,610
Interest receivable		27,534,207
Distributions receivable from Fidelity Central Funds		1,689,760
Receivable from investment adviser for expense reductions		708,802
Total assets		10,447,162,915
Liabilities
Payable for investments purchased	$63,971,576
Payable for fund shares redeemed	18,674,743
Distributions payable	7,851,805
Accrued management fee	2,557,020
Other affiliated payables	526,095
Total liabilities		93,581,239
Net Assets		$10,353,581,676
Net Assets consist of:
Paid in capital		$10,344,877,702
Distributions in excess of net investment income		(487,673)
Accumulated undistributed net realized gain (loss) on investments		1,810
Net unrealized appreciation (depreciation) on investments		9,189,837
Net Assets		$10,353,581,676
Conservative Income Bond:
Net Asset Value, offering price and redemption price per share ($2,432,107,919 ÷ 242,284,701 shares)		$10.04
Institutional Class:
Net Asset Value, offering price and redemption price per share ($7,921,473,757 ÷ 789,132,371 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Interest		$173,315,502
Income from Fidelity Central Funds		9,635,297
Total income		182,950,799
Expenses
Management fee	$25,526,913
Transfer agent fees	5,269,326
Independent trustees' fees and expenses	33,127
Commitment fees	22,528
Total expenses before reductions	30,851,894
Expense reductions	(7,479,249)
Total expenses after reductions		23,372,645
Net investment income (loss)		159,578,154
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	320,627
Fidelity Central Funds	(7,090)
Total net realized gain (loss)		313,537
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,556,691)
Fidelity Central Funds	(2,971)
Total change in net unrealized appreciation (depreciation)		(2,559,662)
Net gain (loss)		(2,246,125)
Net increase (decrease) in net assets resulting from operations		$157,332,029

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$159,578,154	$72,704,887
Net realized gain (loss)	313,537	247,124
Change in net unrealized appreciation (depreciation)	(2,559,662)	6,297,337
Net increase (decrease) in net assets resulting from operations	157,332,029	79,249,348
Distributions to shareholders from net investment income	(159,528,195)	(72,943,375)
Distributions to shareholders from net realized gain	–	(1,102,173)
Total distributions	(159,528,195)	(74,045,548)
Share transactions - net increase (decrease)	2,909,584,492	2,111,247,652
Total increase (decrease) in net assets	2,907,388,326	2,116,451,452
Net Assets
Beginning of period	7,446,193,350	5,329,741,898
End of period	$10,353,581,676	$7,446,193,350
Other Information
Distributions in excess of net investment income end of period	$(487,673)	$(537,632)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.03	$10.02	$10.04	$10.04
Income from Investment Operations
Net investment income (loss)A	.180	.106	.073	.034	.031
Net realized and unrealized gain (loss)	(.004)	.011	.010	(.018)	.004
Total from investment operations	.176	.117	.083	.016	.035
Distributions from net investment income	(.176)	(.105)	(.072)	(.034)	(.032)
Distributions from net realized gain	–	(.002)	(.001)	(.002)	(.003)
Total distributions	(.176)	(.107)	(.073)	(.036)	(.035)
Net asset value, end of period	$10.04	$10.04	$10.03	$10.02	$10.04
Total ReturnB	1.77%	1.17%	.83%	.16%	.35%
Ratios to Average Net AssetsC,D
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.36%	.40%	.40%
Expenses net of all reductions	.35%	.35%	.36%	.40%	.40%
Net investment income (loss)	1.80%	1.06%	.73%	.34%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$2,432,108	$1,818,466	$1,416,938	$1,047,633	$1,495,214
Portfolio turnover rateE	40%	45%	54%	44%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Bond Fund Institutional Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.03	$10.02	$10.04	$10.04
Income from Investment Operations
Net investment income (loss)A	.190	.116	.083	.044	.041
Net realized and unrealized gain (loss)	(.004)	.011	.010	(.018)	.004
Total from investment operations	.186	.127	.093	.026	.045
Distributions from net investment income	(.186)	(.115)	(.082)	(.044)	(.042)
Distributions from net realized gain	–	(.002)	(.001)	(.002)	(.003)
Total distributions	(.186)	(.117)	(.083)	(.046)	(.045)
Net asset value, end of period	$10.04	$10.04	$10.03	$10.02	$10.04
Total ReturnB	1.87%	1.27%	.93%	.26%	.45%
Ratios to Average Net AssetsC,D
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.26%	.30%	.30%
Expenses net of all reductions	.25%	.25%	.26%	.30%	.30%
Net investment income (loss)	1.90%	1.16%	.83%	.44%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$7,921,474	$5,627,727	$3,912,804	$2,687,926	$2,421,104
Portfolio turnover rateE	40%	45%	54%	44%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper, certificates of deposit and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,566,435
Gross unrealized depreciation	(2,377,310)
Net unrealized appreciation (depreciation)	$9,189,125
Tax Cost	$10,382,628,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2,524
Net unrealized appreciation (depreciation) on securities and other investments	$9,189,125

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$159,528,195	$ 74,045,548

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,587,926,131 and $1,944,726,793, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Bond Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Bond	$2,029,682
Institutional Class	3,239,644
$5,269,326

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22,528 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2019. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Bond	.35%	$1,009,983
Institutional Class	.25%	6,467,071
		$7,477,054

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2,195.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Conservative Income Bond	$36,396,057	$17,624,801
Institutional Class	123,132,138	55,318,574
Total	$159,528,195	$72,943,375
From net realized gain
Conservative Income Bond	$–	$295,267
Institutional Class	–	806,906
Total	$–	$1,102,173

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Conservative Income Bond
Shares sold	189,356,458	147,089,927	$1,900,758,129	$1,476,119,001
Reinvestment of distributions	3,198,306	1,556,644	32,104,577	15,623,311
Shares redeemed	(131,364,234)	(108,764,467)	(1,318,666,415)	(1,091,587,595)
Net increase (decrease)	61,190,530	39,882,104	$614,196,291	$400,154,717
Institutional Class
Shares sold	609,590,552	381,182,015	$6,118,710,290	$3,825,648,238
Reinvestment of distributions	8,449,081	4,272,353	84,811,839	42,880,056
Shares redeemed	(389,350,553)	(214,959,917)	(3,908,133,928)	(2,157,435,359)
Net increase (decrease)	228,689,080	170,494,451	$2,295,388,201	$1,711,092,935

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Conservative Income Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr.Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Conservative Income Bond	.35%
Actual		$1,000.00	$1,010.60	$1.77
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,011.10	$1.27
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2018, $2,524, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $85,309,666 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FCV-ANN-1018
1.924089.107

Fidelity® Corporate Bond Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Corporate Bond Fund	(0.63)%	4.03%	5.09%

 A From May 4, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Corporate Bond Fund, a class of the fund, on May 4, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Credit Bond Index performed over the same period.

Period Ending Values
$15,121	Fidelity® Corporate Bond Fund
$14,208	Bloomberg Barclays U.S. Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers David Prothro and Matthew Bennett:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -0.60% to -2%, with most outpacing the -0.99% result of the benchmark Bloomberg Barclays U.S. Credit Bond Index. Favorable overall positioning in the energy sector, along with security selection among banks, aided the fund's performance versus the benchmark the past 12 months. Tactical adjustments to the fund’s credit-risk positioning also proved additive amid a changing market backdrop. Picks among electric utilities were a further modest contributor. Outside of corporate bonds, largely avoiding the debt of U.S.-government agencies and foreign-government institutions provided a slight boost versus the benchmark, as this general area of the market underperformed corporate credit. On the downside, a combined stake in cash and U.S. Treasuries, which was held for liquidity and duration-management purposes, dampened relative performance. As credit spreads widened during the latter half of the period, we found attractive investment opportunities among both new-issue and secondary-market corporate bonds. We continued to favor select BBB-rated issuers, which we believed offered the potential to outperform the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	1.1%
AAA	1.4%
AA	2.3%
A	17.0%
BBB	62.4%
BB and Below	14.0%
Short-Term Investments and Net Other Assets	1.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	94.1%
U.S. Government and U.S. Government Agency Obligations	1.1%
Asset-Backed Securities	0.2%
Municipal Bonds	0.6%
Other Investments	2.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 21.7%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 94.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 0.4%
Ford Motor Co. 5.291% 12/8/46	$2,540,000	$2,254,479
General Motors Co.:
5% 4/1/35	2,537,000	2,400,105
5.4% 4/1/48	1,167,000	1,100,966
		5,755,550
Diversified Consumer Services - 1.0%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	5,730,000	5,637,680
5.75% 6/15/43	396,000	456,954
Massachusetts Institute of Technology 3.885% 7/1/2116	7,360,000	6,838,214
		12,932,848
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp. 4.875% 12/9/45	7,437,000	7,755,410
Sands China Ltd. 5.125% 8/8/25 (a)	10,790,000	10,898,224
Starbucks Corp. 3.8% 8/15/25	8,686,000	8,679,621
		27,333,255
Household Durables - 2.1%
D.R. Horton, Inc.:
2.55% 12/1/20	1,583,000	1,552,845
3.75% 3/1/19	4,500,000	4,508,773
4% 2/15/20	5,000,000	5,040,150
Lennar Corp. 4.875% 12/15/23	6,680,000	6,688,350
Toll Brothers Finance Corp.:
4.35% 2/15/28	4,500,000	4,117,500
4.375% 4/15/23	5,750,000	5,722,515
		27,630,133
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.8% 8/22/24	2,112,000	2,047,780
Media - 1.1%
21st Century Fox America, Inc.:
3% 9/15/22	778,000	766,530
4.5% 2/15/21	1,621,000	1,668,290
6.9% 8/15/39	300,000	394,929
7.75% 12/1/45	111,000	163,493
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 5.375% 5/1/47	5,200,000	4,850,212
Comcast Corp.:
3.999% 11/1/49	1,587,000	1,429,182
4.65% 7/15/42	2,200,000	2,187,004
Time Warner Cable, Inc.:
5.5% 9/1/41	623,000	598,509
5.875% 11/15/40	1,648,000	1,646,593
6.55% 5/1/37	1,329,000	1,435,129
		15,139,871
Multiline Retail - 1.0%
Dollar Tree, Inc.:
4% 5/15/25	7,000,000	6,916,026
4.2% 5/15/28	7,100,000	6,985,301
		13,901,327
Specialty Retail - 1.2%
AutoZone, Inc. 3.7% 4/15/22	253,000	254,829
Home Depot, Inc. 5.95% 4/1/41	941,000	1,174,864
O'Reilly Automotive, Inc. 4.35% 6/1/28	7,000,000	7,046,089
TJX Companies, Inc. 2.25% 9/15/26	8,278,000	7,552,510
		16,028,292

TOTAL CONSUMER DISCRETIONARY		120,769,056

CONSUMER STAPLES - 5.6%
Beverages - 2.4%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	2,258,000	2,288,963
4.9% 2/1/46	1,075,000	1,092,493
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 1/12/24	8,616,000	8,575,533
4.6% 4/15/48	7,250,000	7,120,883
Constellation Brands, Inc.:
3.75% 5/1/21	2,000,000	2,022,446
4.25% 5/1/23	3,315,000	3,378,040
Heineken NV 4% 10/1/42 (a)	96,000	91,165
PepsiCo, Inc. 4.25% 10/22/44	6,629,000	6,825,916
		31,395,439
Food Products - 1.3%
Campbell Soup Co. 4.15% 3/15/28	11,300,000	10,882,620
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (b)(c)	3,967,000	3,984,678
3.2% 4/16/21	503,000	502,019
3.7% 10/17/23	2,358,000	2,357,880
		17,727,197
Tobacco - 1.9%
Altria Group, Inc. 2.85% 8/9/22	5,856,000	5,746,764
Bat Capital Corp. 3.222% 8/15/24 (a)	6,050,000	5,784,016
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	4,575,000	4,563,717
4.25% 7/21/25 (a)	1,134,000	1,128,341
Philip Morris International, Inc. 4.375% 11/15/41	2,100,000	2,053,734
Reynolds American, Inc.:
3.25% 6/12/20	235,000	234,703
4% 6/12/22	366,000	370,436
4.45% 6/12/25	585,000	592,963
5.7% 8/15/35	304,000	327,935
5.85% 8/15/45	4,487,000	4,891,030
		25,693,639

TOTAL CONSUMER STAPLES		74,816,275

ENERGY - 13.0%
Energy Equipment & Services - 0.3%
El Paso Pipeline Partners Operating Co. LLC:
5% 10/1/21	3,292,000	3,429,448
6.5% 4/1/20	658,000	691,192
		4,120,640
Oil, Gas & Consumable Fuels - 12.7%
Alberta Energy Co. Ltd.:
7.375% 11/1/31	1,159,000	1,443,936
8.125% 9/15/30	4,030,000	5,205,575
Anadarko Finance Co. 7.5% 5/1/31	614,000	768,661
Anadarko Petroleum Corp.:
4.85% 3/15/21	6,032,000	6,219,258
5.55% 3/15/26	744,000	799,501
6.6% 3/15/46	2,986,000	3,593,654
Antero Resources Corp. 5% 3/1/25	4,200,000	4,231,500
Apache Corp. 4.75% 4/15/43	3,233,000	3,087,349
Boardwalk Pipelines LP:
3.375% 2/1/23	3,100,000	3,000,384
4.95% 12/15/24	4,120,000	4,205,850
Canadian Natural Resources Ltd.:
3.9% 2/1/25	4,325,000	4,295,278
5.85% 2/1/35	528,000	594,147
6.25% 3/15/38	4,352,000	5,116,039
Cenovus Energy, Inc.:
3.8% 9/15/23	5,000,000	4,910,024
4.25% 4/15/27	2,900,000	2,801,151
5.2% 9/15/43	1,331,000	1,296,484
5.7% 10/15/19	1,189,000	1,217,655
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	3,305,000	3,511,563
Conoco, Inc. 6.95% 4/15/29	3,050,000	3,837,447
ConocoPhillips Co. 6.5% 2/1/39	4,600,000	5,963,819
Continental Resources, Inc. 5% 9/15/22	3,359,000	3,400,620
DCP Midstream LLC:
4.75% 9/30/21 (a)	158,000	160,370
5.35% 3/15/20 (a)	10,096,000	10,323,160
5.85% 5/21/43 (a)(b)	7,500,000	6,900,000
DCP Midstream Operating LP:
2.7% 4/1/19	64,000	63,600
3.875% 3/15/23	222,000	216,450
4.95% 4/1/22	1,925,000	1,953,875
5.6% 4/1/44	340,000	326,400
Empresa Nacional de Petroleo 4.5% 9/14/47 (a)	2,750,000	2,475,000
Enbridge Energy Partners LP 4.2% 9/15/21	140,000	141,459
Enbridge, Inc.:
4.25% 12/1/26	425,000	426,869
5.5% 12/1/46	3,794,000	4,254,642
Energy Transfer Partners LP:
4.2% 9/15/23	288,000	291,363
4.95% 6/15/28	981,000	1,000,797
5.8% 6/15/38	547,000	565,488
6% 6/15/48	356,000	377,824
EnLink Midstream Partners LP 2.7% 4/1/19	1,021,000	1,015,955
Enterprise Products Operating LP:
2.55% 10/15/19	163,000	162,298
3.75% 2/15/25	547,000	548,790
4.85% 3/15/44	2,023,000	2,069,708
4.95% 10/15/54	2,437,000	2,448,221
EQT Corp.:
2.5% 10/1/20	1,071,000	1,047,934
3.9% 10/1/27	5,900,000	5,548,449
Exxon Mobil Corp. 4.114% 3/1/46	5,034,000	5,154,730
Kinder Morgan Energy Partners LP:
3.5% 3/1/21	338,000	338,632
3.95% 9/1/22	518,000	523,399
Kinder Morgan, Inc. 5% 2/15/21 (a)	562,000	582,009
MPLX LP:
3.375% 3/15/23	680,000	669,000
4.875% 12/1/24	423,000	439,179
Petroleos Mexicanos:
5.375% 3/13/22	620,000	633,640
5.5% 1/21/21	545,000	560,260
6% 3/5/20	74,000	76,498
6.375% 2/4/21	3,870,000	4,044,150
6.375% 1/23/45	937,000	839,430
6.5% 3/13/27	6,598,000	6,679,815
6.75% 9/21/47	1,390,000	1,286,695
6.875% 8/4/26	2,930,000	3,032,550
Phillips 66 Co. 4.3% 4/1/22	300,000	308,749
Plains All American Pipeline LP/PAA Finance Corp.:
4.65% 10/15/25	6,525,000	6,598,907
5.75% 1/15/20	3,729,000	3,841,949
Southeast Supply Header LLC 4.25% 6/15/24 (a)	667,000	670,126
Spectra Energy Partners LP:
3.375% 10/15/26	4,629,000	4,383,096
4.5% 3/15/45	971,000	924,444
Sunoco Logistics Partner Operations LP:
4% 10/1/27	4,515,000	4,316,476
5.4% 10/1/47	1,951,000	1,907,677
The Williams Companies, Inc. 5.75% 6/24/44	4,911,000	5,279,325
Western Gas Partners LP:
4.65% 7/1/26	264,000	264,280
5.375% 6/1/21	1,273,000	1,319,154
Williams Partners LP:
3.35% 8/15/22	2,500,000	2,460,060
3.9% 1/15/25	280,000	276,993
		169,229,770

TOTAL ENERGY		173,350,410

FINANCIALS - 34.1%
Banks - 15.2%
Bank of America Corp.:
3 month U.S. LIBOR + 0.790% 3.1078% 3/5/24 (b)(c)	16,000,000	15,942,883
3.705% 4/24/28 (b)	7,000,000	6,767,640
4% 1/22/25	3,277,000	3,239,505
Bank of Nova Scotia 4.5% 12/16/25	7,405,000	7,500,794
Barclays PLC 3.65% 3/16/25	4,116,000	3,889,492
Bnp Paribas Sr Non Preferred Mtn 3.375% 1/9/25 (a)	5,617,000	5,320,683
CIT Group, Inc. 6.125% 3/9/28	1,990,000	2,079,550
Citigroup, Inc.:
3 month U.S. LIBOR + 1.430% 3.7303% 9/1/23 (b)(c)	8,780,000	8,977,223
4.05% 7/30/22	316,000	319,427
4.4% 6/10/25	1,221,000	1,223,447
5.5% 9/13/25	1,317,000	1,402,805
8.125% 7/15/39	1,924,000	2,763,670
Citizens Bank NA:
2.55% 5/13/21	338,000	329,907
3.7% 3/29/23	13,300,000	13,310,201
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	7,317,000	7,330,361
Credit Suisse Group Funding Guernsey Ltd. 4.55% 4/17/26	5,136,000	5,198,632
Credit Suisse New York Branch 3% 10/29/21	1,550,000	1,533,589
Discover Bank:
3.35% 2/6/23	7,500,000	7,328,051
7% 4/15/20	2,391,000	2,513,679
Fifth Third Bancorp:
4.3% 1/16/24	4,001,000	4,078,005
8.25% 3/1/38	3,848,000	5,308,040
HSBC Holdings PLC 4.041% 3/13/28 (b)	6,330,000	6,189,167
Huntington Bancshares, Inc.:
3.15% 3/14/21	2,201,000	2,190,957
4% 5/15/25	7,050,000	7,088,900
7% 12/15/20	1,087,000	1,171,243
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	7,245,000	6,555,674
5.71% 1/15/26 (a)	1,569,000	1,423,609
JPMorgan Chase & Co. 3.875% 2/1/24	5,000,000	5,065,833
Lloyds Banking Group PLC:
2.907% 11/7/23 (b)	5,938,000	5,673,723
3.1% 7/6/21	2,463,000	2,435,722
4.375% 3/22/28	7,313,000	7,195,486
Rabobank Nederland:
3.75% 7/21/26	7,120,000	6,790,290
4.625% 12/1/23	4,531,000	4,621,278
Regions Bank 6.45% 6/26/37	2,611,000	3,096,476
Regions Financial Corp. 3.2% 2/8/21	614,000	611,607
Royal Bank of Canada 4.65% 1/27/26	1,181,000	1,214,025
Royal Bank of Scotland Group PLC:
6% 12/19/23	5,228,000	5,451,197
6.1% 6/10/23	1,000,000	1,044,437
6.125% 12/15/22	5,972,000	6,263,799
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	5,900,000	5,733,041
SunTrust Banks, Inc. 2.7% 1/27/22	5,507,000	5,375,557
Synovus Financial Corp. 3.125% 11/1/22	5,717,000	5,474,028
UniCredit SpA 3.75% 4/12/22 (a)	5,900,000	5,642,715
		202,666,348
Capital Markets - 8.2%
Ares Capital Corp. 4.25% 3/1/25	5,750,000	5,564,266
CME Group, Inc. 5.3% 9/15/43	3,050,000	3,615,425
Credit Suisse Group AG 3.574% 1/9/23 (a)	8,700,000	8,582,418
Deutsche Bank AG 2.7% 7/13/20	5,200,000	5,090,386
Deutsche Bank AG New York Branch 4.875% 12/1/32 (b)	4,113,000	3,569,303
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,000,000	5,867,414
3.5% 11/16/26	5,750,000	5,474,349
3.75% 5/22/25	10,750,000	10,582,412
3.75% 2/25/26	5,000,000	4,894,801
5.25% 7/27/21	1,227,000	1,287,923
Merrill Lynch & Co., Inc. 6.11% 1/29/37	2,269,000	2,621,830
Moody's Corp. 5.25% 7/15/44	3,386,000	3,791,405
Morgan Stanley:
3.737% 4/24/24 (b)	6,925,000	6,897,830
3.875% 1/27/26	5,020,000	4,950,653
4.3% 1/27/45	948,000	912,868
4.875% 11/1/22	9,466,000	9,860,478
5.5% 7/28/21	1,222,000	1,292,467
5.75% 1/25/21	557,000	588,039
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	7,500,000	7,420,684
S&P Global, Inc.:
3.3% 8/14/20	4,913,000	4,925,488
4% 6/15/25	6,038,000	6,098,528
UBS Group Funding AG 3.491% 5/23/23 (a)	5,800,000	5,723,831
		109,612,798
Consumer Finance - 3.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,740,000	5,558,945
3.5% 5/26/22	395,000	388,868
3.95% 2/1/22	7,500,000	7,494,424
5% 10/1/21	3,970,000	4,102,111
Ally Financial, Inc.:
4.125% 2/13/22	5,560,000	5,532,200
4.75% 9/10/18	4,500,000	4,500,450
Discover Financial Services:
3.85% 11/21/22	2,538,000	2,528,610
5.2% 4/27/22	2,355,000	2,448,255
Ford Motor Credit Co. LLC:
2.597% 11/4/19	4,950,000	4,902,579
3.336% 3/18/21	13,000,000	12,737,456
		50,193,898
Diversified Financial Services - 2.1%
AXA Equitable Holdings, Inc. 4.35% 4/20/28 (a)	6,800,000	6,585,498
Berkshire Hathaway Finance Corp. 4.4% 5/15/42	107,000	111,464
GE Capital International Funding Co. 4.418% 11/15/35	7,005,000	6,739,692
General Electric Capital Corp. 5.875% 1/14/38	150,000	171,211
ING U.S., Inc. 5.7% 7/15/43	2,607,000	2,922,720
USAA Capital Corp. 2% 6/1/21 (a)	6,691,000	6,474,661
Voya Financial, Inc. 4.7% 1/23/48 (a)(b)	5,600,000	4,956,000
		27,961,246
Insurance - 4.8%
ACE INA Holdings, Inc. 4.35% 11/3/45	525,000	545,179
AIA Group Ltd. 3.9% 4/6/28 (a)	6,785,000	6,739,316
American International Group, Inc.:
4.375% 1/15/55	2,685,000	2,398,620
4.5% 7/16/44	5,833,000	5,558,382
5.75% 4/1/48 (b)	6,400,000	6,288,000
Aon Corp. 6.25% 9/30/40	253,000	309,858
Aon PLC 4.75% 5/15/45	6,000,000	6,084,420
Five Corners Funding Trust 4.419% 11/15/23 (a)	4,111,000	4,240,882
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,211,000	1,166,912
Liberty Mutual Group, Inc. 4.95% 5/1/22 (a)	5,250,000	5,457,717
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	1,643,000	1,701,997
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (a)	2,264,000	2,179,942
5.375% 12/1/41 (a)	148,000	169,415
Pacific LifeCorp 5.125% 1/30/43 (a)	1,285,000	1,378,901
Pricoa Global Funding I 5.625% 6/15/43 (b)	5,000,000	5,228,650
Prudential Financial, Inc. 3.935% 12/7/49	1,508,000	1,386,570
Unum Group:
5.625% 9/15/20	1,846,000	1,920,763
5.75% 8/15/42	3,748,000	3,997,583
Willis Group North America, Inc. 3.6% 5/15/24	6,692,000	6,546,852
		63,299,959

TOTAL FINANCIALS		453,734,249

HEALTH CARE - 9.3%
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories 4.75% 11/30/36	3,700,000	3,936,213
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (b)(c)	2,819,000	2,824,455
2.404% 6/5/20	5,470,000	5,379,990
2.894% 6/6/22	1,279,000	1,245,159
3.363% 6/6/24	4,130,000	3,996,761
3.7% 6/6/27	5,500,000	5,266,568
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.0759% 3/19/21 (b)(c)	1,981,000	1,984,110
		24,633,256
Health Care Providers & Services - 4.4%
Anthem, Inc. 3.35% 12/1/24	5,925,000	5,762,359
Cardinal Health, Inc.:
4.6% 3/15/43	2,115,000	1,936,156
4.9% 9/15/45	1,430,000	1,349,387
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (b)(c)	3,264,000	3,292,101
3.35% 3/9/21	1,974,000	1,974,502
3.7% 3/9/23	3,302,000	3,293,020
4.1% 3/25/25	2,674,000	2,677,042
4.78% 3/25/38	3,872,000	3,851,832
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	245,000	245,710
4.272% 8/28/23 (a)	313,000	314,311
4.9% 8/28/28 (a)	8,821,000	8,888,146
Humana, Inc. 2.5% 12/15/20	8,492,000	8,339,499
McKesson Corp. 3.95% 2/16/28	5,950,000	5,749,255
UnitedHealth Group, Inc.:
3.75% 7/15/25	2,607,000	2,633,343
3.95% 10/15/42	132,000	127,852
4.25% 3/15/43	2,500,000	2,509,051
4.625% 7/15/35	745,000	797,620
4.625% 11/15/41	965,000	1,018,501
4.75% 7/15/45	1,829,000	1,977,986
WellPoint, Inc. 3.3% 1/15/23	1,300,000	1,287,837
		58,025,510
Pharmaceuticals - 3.1%
Actavis Funding SCS 4.55% 3/15/35	5,473,000	5,366,020
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	6,677,000	6,690,957
4.625% 6/25/38 (a)	6,700,000	6,518,435
Mylan NV 4.55% 4/15/28 (a)	1,041,000	1,017,715
Perrigo Co. PLC 3.5% 3/15/21	898,000	891,932
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	5,313,000	5,251,135
2.4% 9/23/21	5,300,000	5,121,430
2.875% 9/23/23	3,000,000	2,863,219
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23	8,450,000	7,477,110
Zoetis, Inc. 3.45% 11/13/20	286,000	287,499
		41,485,452

TOTAL HEALTH CARE		124,144,218

INDUSTRIALS - 4.4%
Aerospace & Defense - 1.4%
BAE Systems Holdings, Inc. 2.85% 12/15/20 (a)	3,251,000	3,217,147
L3 Technologies, Inc. 3.95% 5/28/24	1,026,000	1,019,531
Lockheed Martin Corp. 4.09% 9/15/52	2,994,000	2,853,852
Northrop Grumman Corp.:
2.93% 1/15/25	6,000,000	5,714,281
4.03% 10/15/47	6,000,000	5,607,311
		18,412,122
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc. 4.2% 4/15/28	6,975,000	6,914,946
Airlines - 0.8%
American Airlines, Inc. 3.75% 10/15/25	5,677,501	5,475,382
Delta Air Lines, Inc. 3.4% 4/19/21	2,057,000	2,044,067
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	1,353	1,353
United Airlines, Inc. equipment trust certificate 4.6% 3/1/26	2,542,000	2,559,540
		10,080,342
Electrical Equipment - 0.4%
Hubbell, Inc. 3.5% 2/15/28	6,000,000	5,717,005
Industrial Conglomerates - 0.4%
General Electric Co. 4.125% 10/9/42	434,000	396,492
Roper Technologies, Inc.:
2.8% 12/15/21	1,681,000	1,649,816
3.65% 9/15/23	1,747,000	1,748,230
3.8% 12/15/26	1,738,000	1,699,753
		5,494,291
Machinery - 0.0%
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44	559,000	569,205
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC:
4.15% 4/1/45	1,008,000	1,001,469
4.4% 3/15/42	2,500,000	2,573,617
		3,575,086
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
2.5% 3/1/21	7,500,000	7,330,547
3.75% 2/1/22	1,086,000	1,089,122
		8,419,669

TOTAL INDUSTRIALS		59,182,666

INFORMATION TECHNOLOGY - 3.5%
Electronic Equipment & Components - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	3,590,000	3,650,929
6.02% 6/15/26 (a)	3,770,000	3,993,831
		7,644,760
Semiconductors & Semiconductor Equipment - 0.9%
Applied Materials, Inc. 4.35% 4/1/47	5,000,000	5,079,967
Microchip Technology, Inc. 3.922% 6/1/21 (a)	7,233,000	7,226,685
		12,306,652
Software - 0.8%
Microsoft Corp. 3.7% 8/8/46	6,065,000	5,844,292
Oracle Corp.:
4.375% 5/15/55	4,148,000	4,177,543
5.375% 7/15/40	240,000	276,235
		10,298,070
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.:
3.2% 5/11/27	5,120,000	4,978,476
3.85% 8/4/46	5,043,000	4,860,819
Hewlett Packard Enterprise Co.:
4.4% 10/15/22 (b)	3,420,000	3,521,460
6.2% 10/15/35 (b)	3,426,000	3,540,156
		16,900,911

TOTAL INFORMATION TECHNOLOGY		47,150,393

MATERIALS - 1.4%
Chemicals - 0.8%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	1,345,000	1,336,177
LYB International Finance BV 4.875% 3/15/44	4,000,000	4,022,442
Nutrien Ltd. 4% 12/15/26	995,000	967,730
The Mosaic Co. 4.25% 11/15/23	4,195,000	4,252,473
		10,578,822
Construction Materials - 0.5%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	6,800,000	6,643,777
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	407,000	427,444
6.75% 10/19/75 (a)(b)	1,010,000	1,108,475
Vale Overseas Ltd. 6.875% 11/10/39	161,000	187,163
		1,723,082

TOTAL MATERIALS		18,945,681

REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Alexandria Real Estate Equities, Inc. 4.7% 7/1/30	1,536,000	1,571,435
Camden Property Trust 4.25% 1/15/24	758,000	773,339
CommonWealth REIT 5.875% 9/15/20	1,260,000	1,296,413
Corporate Office Properties LP:
3.6% 5/15/23	3,140,000	3,061,839
3.7% 6/15/21	476,000	472,243
DDR Corp. 4.625% 7/15/22	5,991,000	6,159,247
Healthcare Trust of America Holdings LP 2.95% 7/1/22	1,521,000	1,479,822
Hudson Pacific Properties LP 3.95% 11/1/27	4,600,000	4,343,409
Kimco Realty Corp. 3.3% 2/1/25	5,732,000	5,465,385
Lexington Corporate Properties Trust 4.4% 6/15/24	250,000	247,430
Omega Healthcare Investors, Inc. 4.375% 8/1/23	7,500,000	7,497,623
Ventas Realty LP 4.125% 1/15/26	345,000	342,653
		32,710,838
Real Estate Management & Development - 0.8%
Brandywine Operating Partnership LP:
3.95% 2/15/23	2,173,000	2,167,651
4.1% 10/1/24	3,000,000	2,971,226
4.55% 10/1/29	2,014,000	1,987,200
Liberty Property LP:
3.375% 6/15/23	1,087,000	1,069,484
4.125% 6/15/22	1,832,000	1,869,649
4.75% 10/1/20	752,000	770,505
Mack-Cali Realty LP 4.5% 4/18/22	94,000	91,758
		10,927,473

TOTAL REAL ESTATE		43,638,311

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.:
2.8% 2/17/21	4,900,000	4,843,950
4.5% 5/15/35	4,270,000	3,962,789
4.75% 5/15/46	2,316,000	2,089,144
5.45% 3/1/47	1,000,000	989,712
5.55% 8/15/41	2,700,000	2,692,207
British Telecommunications PLC 2.35% 2/14/19	4,623,000	4,614,620
Verizon Communications, Inc.:
4.329% 9/21/28 (a)	2,526,000	2,544,830
4.522% 9/15/48	5,000,000	4,693,251
4.862% 8/21/46	9,087,000	8,980,435
		35,410,938
Wireless Telecommunication Services - 1.3%
Rogers Communications, Inc. 4.1% 10/1/23	4,398,000	4,499,067
Vodafone Group PLC:
4.125% 5/30/25	6,550,000	6,535,761
4.375% 5/30/28	6,700,000	6,643,168
		17,677,996

TOTAL TELECOMMUNICATION SERVICES		53,088,934

UTILITIES - 6.4%
Electric Utilities - 3.6%
Cleco Corporate Holdings LLC 3.743% 5/1/26	1,723,000	1,634,475
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	4,006,000	3,826,000
DPL, Inc. 6.75% 10/1/19	4,752,000	4,894,560
Duke Energy Corp. 1.8% 9/1/21	675,000	646,699
Duke Energy Industries, Inc. 4.9% 7/15/43	3,000,000	3,341,635
Duquesne Light Holdings, Inc.:
3.616% 8/1/27 (a)	1,831,000	1,733,891
5.9% 12/1/21 (a)	500,000	528,863
6.4% 9/15/20 (a)	1,310,000	1,377,897
Eversource Energy 2.9% 10/1/24	5,855,000	5,590,376
Exelon Corp. 3.497% 6/1/22 (b)	10,439,000	10,311,429
Indiana Michigan Power Co. 4.55% 3/15/46	1,274,000	1,335,413
IPALCO Enterprises, Inc.:
3.45% 7/15/20	1,894,000	1,880,448
3.7% 9/1/24	477,000	461,084
ITC Holdings Corp. 2.7% 11/15/22	1,493,000	1,438,992
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (b)(c)	807,000	807,238
Tampa Electric Co. 6.55% 5/15/36	500,000	612,412
TECO Finance, Inc. 5.15% 3/15/20	114,000	117,035
Virginia Electric & Power Co. 3.8% 4/1/28	6,500,000	6,563,974
Xcel Energy, Inc. 4.8% 9/15/41	554,000	590,213
		47,692,634
Gas Utilities - 0.9%
AGL Capital Corp. 2.45% 10/1/23	5,300,000	5,004,825
Boston Gas Co. 4.487% 2/15/42 (a)	2,000,000	2,072,245
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (a)	5,023,000	5,143,468
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	18,000	18,428
		12,238,966
Multi-Utilities - 1.9%
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	7,158,000	6,889,575
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(c)	145,000	139,563
2.579% 7/1/20 (b)	1,965,000	1,938,011
NiSource Finance Corp.:
2.65% 11/17/22	2,115,000	2,039,499
3.49% 5/15/27	4,000,000	3,863,244
5.25% 2/15/43	234,000	258,600
5.95% 6/15/41	1,493,000	1,745,199
Puget Energy, Inc.:
3.65% 5/15/25	2,935,000	2,851,751
5.625% 7/15/22	4,240,000	4,509,937
6.5% 12/15/20	613,000	652,993
Sempra Energy 2.875% 10/1/22	224,000	218,233
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(c)	117,000	113,857
		25,220,462

TOTAL UTILITIES		85,152,062

TOTAL NONCONVERTIBLE BONDS
(Cost $1,263,505,014)		1,253,972,255

U.S. Treasury Obligations - 1.1%
U.S. Treasury Bonds 2.5% 2/15/46
(Cost $14,404,122)	16,316,000	14,711,168

Asset-Backed Securities - 0.2%
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)
(Cost $2,541,630)	2,541,630	$2,555,736

Municipal Securities - 0.6%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,545,000	2,482,815
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$40,000	$56,703
7.5% 4/1/34	1,165,000	1,637,046
7.55% 4/1/39	1,815,000	2,691,699
7.625% 3/1/40	345,000	510,883
TOTAL MUNICIPAL SECURITIES
(Cost $6,605,946)		7,379,146

Foreign Government and Government Agency Obligations - 1.1%
Kingdom of Saudi Arabia 4% 4/17/25 (a)	$7,515,000	$7,522,966
State of Qatar 3.875% 4/23/23 (a)	2,140,000	2,147,832
United Mexican States 4.6% 2/10/48	5,900,000	5,516,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,411,004)		15,187,298

Bank Notes - 0.1%
Compass Bank 2.875% 6/29/22
(Cost $1,232,531)	1,234,000	1,194,266

Preferred Securities - 1.0%
FINANCIALS - 1.0%
Banks - 1.0%
Barclays Bank PLC 7.625% 11/21/22 (Cost $14,473,017)	$12,560,000	$13,887,928
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $10,312,792)	10,310,761	10,312,823
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $1,328,486,056)		1,319,200,620
NET OTHER ASSETS (LIABILITIES) - 1.0%		12,848,980
NET ASSETS - 100%		$1,332,049,600

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $210,491,902 or 15.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$555,845
Total	$555,845

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,253,972,255	$--	$1,253,972,255	$--
U.S. Government and Government Agency Obligations	14,711,168	--	14,711,168	--
Asset-Backed Securities	2,555,736	--	2,555,736	--
Municipal Securities	7,379,146	--	7,379,146	--
Foreign Government and Government Agency Obligations	15,187,298	--	15,187,298	--
Bank Notes	1,194,266	--	1,194,266	--
Preferred Securities	13,887,928	--	13,887,928	--
Money Market Funds	10,312,823	10,312,823	--	--
Total Investments in Securities:	$1,319,200,620	$10,312,823	$1,308,887,797	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.3%
United Kingdom	6.1%
Canada	3.5%
Ireland	2.9%
Mexico	1.7%
Netherlands	1.6%
Switzerland	1.0%
Italy	1.0%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,318,173,264)	$1,308,887,797
Fidelity Central Funds (cost $10,312,792)	10,312,823
Total Investment in Securities (cost $1,328,486,056)		$1,319,200,620
Receivable for fund shares sold		456,611
Interest receivable		14,749,743
Distributions receivable from Fidelity Central Funds		34,114
Total assets		1,334,441,088
Liabilities
Payable for fund shares redeemed	$1,626,220
Distributions payable	232,794
Accrued management fee	389,191
Transfer agent fee payable	121,511
Distribution and service plan fees payable	21,772
Total liabilities		2,391,488
Net Assets		$1,332,049,600
Net Assets consist of:
Paid in capital		$1,344,595,506
Undistributed net investment income		1,112,420
Accumulated undistributed net realized gain (loss) on investments		(4,372,890)
Net unrealized appreciation (depreciation) on investments		(9,285,436)
Net Assets		$1,332,049,600
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,046,348 ÷ 3,302,403 shares)		$11.22
Maximum offering price per share (100/96.00 of $11.22)		$11.69
Class M:
Net Asset Value and redemption price per share ($7,819,190 ÷ 697,029 shares)		$11.22
Maximum offering price per share (100/96.00 of $11.22)		$11.69
Class C:
Net Asset Value and offering price per share ($14,835,609 ÷ 1,322,675 shares)(a)		$11.22
Corporate Bond:
Net Asset Value, offering price and redemption price per share ($1,142,502,984 ÷ 101,846,398 shares)		$11.22
Class I:
Net Asset Value, offering price and redemption price per share ($129,845,469 ÷ 11,574,374 shares)		$11.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Dividends		$957,700
Interest		47,255,185
Income from Fidelity Central Funds		555,845
Total income		48,768,730
Expenses
Management fee	$4,402,813
Transfer agent fees	1,391,347
Distribution and service plan fees	286,112
Independent trustees' fees and expenses	5,008
Commitment fees	3,473
Total expenses before reductions	6,088,753
Expense reductions	(342)
Total expenses after reductions		6,088,411
Net investment income (loss)		42,680,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,692,381
Fidelity Central Funds	323
Total net realized gain (loss)		3,692,704
Change in net unrealized appreciation (depreciation) on investment securities		(53,560,486)
Net gain (loss)		(49,867,782)
Net increase (decrease) in net assets resulting from operations		$(7,187,463)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,680,319	$36,663,171
Net realized gain (loss)	3,692,704	(3,482,212)
Change in net unrealized appreciation (depreciation)	(53,560,486)	(3,505,121)
Net increase (decrease) in net assets resulting from operations	(7,187,463)	29,675,838
Distributions to shareholders from net investment income	(42,219,535)	(36,312,891)
Share transactions - net increase (decrease)	183,363,326	(28,534,546)
Total increase (decrease) in net assets	133,956,328	(35,171,599)
Net Assets
Beginning of period	1,198,093,272	1,233,264,871
End of period	$1,332,049,600	$1,198,093,272
Other Information
Undistributed net investment income end of period	$1,112,420	$877,267

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Corporate Bond Fund Class A

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.352	.329	.337	.319	.305
Net realized and unrealized gain (loss)	(.465)	(.054)	.618	(.420)	.720
Total from investment operations	(.113)	.275	.955	(.101)	1.025
Distributions from net investment income	(.347)	(.325)	(.335)	(.312)	(.305)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.347)	(.325)	(.335)	(.319)	(.305)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB,C	(.97)%	2.43%	8.77%	(.92)%	9.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.79%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.79%	.79%
Expenses net of all reductions	.79%	.79%	.79%	.79%	.79%
Net investment income (loss)	3.09%	2.87%	3.00%	2.79%	2.73%
Supplemental Data
Net assets, end of period (000 omitted)	$37,046	$38,496	$43,691	$29,835	$27,677
Portfolio turnover rateF	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class M

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.343	.319	.328	.311	.298
Net realized and unrealized gain (loss)	(.465)	(.054)	.617	(.420)	.720
Total from investment operations	(.122)	.265	.945	(.109)	1.018
Distributions from net investment income	(.338)	(.315)	(.325)	(.304)	(.298)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.338)	(.315)	(.325)	(.311)	(.298)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB,C	(1.05)%	2.35%	8.68%	(.99)%	9.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.87%	.87%	.86%	.85%
Expenses net of fee waivers, if any	.87%	.87%	.87%	.86%	.85%
Expenses net of all reductions	.87%	.87%	.87%	.86%	.85%
Net investment income (loss)	3.00%	2.79%	2.92%	2.72%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$7,819	$9,317	$9,443	$7,812	$6,651
Portfolio turnover rateF	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class C

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.72	$11.11	$11.53	$10.80
Income from Investment Operations
Net investment income (loss)A	.266	.242	.253	.231	.219
Net realized and unrealized gain (loss)	(.465)	(.044)	.607	(.419)	.730
Total from investment operations	(.199)	.198	.860	(.188)	.949
Distributions from net investment income	(.261)	(.238)	(.250)	(.225)	(.219)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.261)	(.238)	(.250)	(.232)	(.219)
Net asset value, end of period	$11.22	$11.68	$11.72	$11.11	$11.53
Total ReturnB,C	(1.72)%	1.75%	7.86%	(1.67)%	8.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.55%	1.54%	1.54%	1.55%	1.56%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.55%	1.56%
Expenses net of all reductions	1.55%	1.54%	1.54%	1.55%	1.56%
Net investment income (loss)	2.33%	2.11%	2.25%	2.03%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$14,836	$18,432	$20,816	$20,372	$11,713
Portfolio turnover rateF	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.389	.367	.375	.358	.342
Net realized and unrealized gain (loss)	(.463)	(.054)	.618	(.420)	.721
Total from investment operations	(.074)	.313	.993	(.062)	1.063
Distributions from net investment income	(.386)	(.363)	(.373)	(.351)	(.343)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.386)	(.363)	(.373)	(.358)	(.343)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB	(.63)%	2.77%	9.14%	(.58)%	9.96%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	3.43%	3.20%	3.34%	3.13%	3.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,142,503	$991,210	$1,000,845	$800,365	$697,733
Portfolio turnover rateE	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class I

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.385	.362	.369	.350	.336
Net realized and unrealized gain (loss)	(.465)	(.054)	.618	(.418)	.720
Total from investment operations	(.080)	.308	.987	(.068)	1.056
Distributions from net investment income	(.380)	(.358)	(.367)	(.345)	(.336)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.380)	(.358)	(.367)	(.352)	(.336)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB	(.68)%	2.72%	9.08%	(.63)%	9.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.51%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.51%
Net investment income (loss)	3.38%	3.15%	3.29%	3.07%	3.01%
Supplemental Data
Net assets, end of period (000 omitted)	$129,845	$140,638	$158,470	$118,825	$65,882
Portfolio turnover rateE	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Corporate Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,490,158
Gross unrealized depreciation	(24,761,810)
Net unrealized appreciation (depreciation)	$(8,271,652)
Tax Cost	$1,327,472,272

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,179
Capital loss carryforward	$(4,287,434)
Net unrealized appreciation (depreciation) on securities and other investments	$(8,430,109)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,113,622)
Long-term	(173,812)
Total capital loss carryforward	$(4,287,434)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$42,219,535	$ 36,312,891

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $618,741,277 and $379,733,466, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees, and other expenses such as interest expense, including commitment fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$95,884	$3,114
Class M	-%	.25%	20,855	441
Class C	.75%	.25%	169,373	19,123
			$286,112	$22,678

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,699
Class M	1,463
Class C(a)	3,382
$14,544

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Corporate Bond. FIIOC receives an asset-based fee of .10% of Corporate Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$72,385.19
Class M	22,791.27
Class C	33,549.20
Corporate Bond	1,062,644.10
Class I	199,978.15
	$1,391,347

During the period, the investment adviser or its affiliates waived a portion of these fees.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,473 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $292. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class I	$50

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Class A	$1,167,291	$1,117,795
Class M	246,317	254,716
Class C	385,348	398,708
Corporate Bond	35,907,219	29,711,488
Class I	4,513,360	4,830,184
Total	$42,219,535	$36,312,891

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Class A
Shares sold	835,988	1,374,247	$9,601,021	$15,772,511
Reinvestment of distributions	100,826	95,165	1,148,607	1,091,131
Shares redeemed	(929,162)	(1,900,888)	(10,606,810)	(21,696,123)
Net increase (decrease)	7,652	(431,476)	$142,818	$(4,832,481)
Class M
Shares sold	178,640	297,998	$2,044,754	$3,407,565
Reinvestment of distributions	21,371	21,791	243,643	249,941
Shares redeemed	(300,395)	(327,751)	(3,452,063)	(3,748,509)
Net increase (decrease)	(100,384)	(7,962)	$(1,163,666)	$(91,003)
Class C
Shares sold	224,032	476,201	$2,578,882	$5,463,214
Reinvestment of distributions	33,501	34,124	381,886	391,221
Shares redeemed	(512,655)	(708,015)	(5,849,142)	(8,067,873)
Net increase (decrease)	(255,122)	(197,690)	$(2,888,374)	$(2,213,438)
Corporate Bond
Shares sold	46,084,368	32,009,802	$524,819,506	$366,317,720
Reinvestment of distributions	2,956,365	2,391,815	33,626,733	27,438,957
Shares redeemed	(32,031,396)	(34,923,778)	(365,871,641)	(397,835,605)
Net increase (decrease)	17,009,337	(522,161)	$192,574,598	$(4,078,928)
Class I
Shares sold	4,550,393	3,053,441	$52,358,796	$34,848,438
Reinvestment of distributions	385,788	402,996	4,393,276	4,620,524
Shares redeemed	(5,398,400)	(4,934,972)	(62,054,122)	(56,787,658)
Net increase (decrease)	(462,219)	(1,478,535)	$(5,302,050)	$(17,318,696)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Corporate Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Corporate Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Class A	.78%
Actual		$1,000.00	$1,005.20	$3.94
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class M	.87%
Actual		$1,000.00	$1,004.80	$4.40
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class C	1.54%
Actual		$1,000.00	$1,001.40	$7.77
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Corporate Bond	.45%
Actual		$1,000.00	$1,006.90	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,006.70	$2.48
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.93% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $23,144,304 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

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Fidelity Advisor® Corporate Bond Fund - Class A, Class M, Class C and Class I Annual Report August 31, 2018 Class A, Class M, Class C and Class I are classes of Fidelity® Corporate Bond Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(4.93)%	2.84%	4.23%
Class M (incl. 4.00% sales charge)	(5.01)%	2.76%	4.18%
Class C (incl. contingent deferred sales charge)	(2.68)%	2.92%	3.96%
Class I	(0.68)%	3.98%	5.05%

 A From May 4, 2010

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Corporate Bond Fund - Class A on May 4, 2010, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Credit Bond Index performed over the same period.

Period Ending Values
$14,127	Fidelity Advisor® Corporate Bond Fund - Class A
$14,208	Bloomberg Barclays U.S. Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers David Prothro and Matthew Bennett:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -0.60% to -2%, with most outpacing the -0.99% result of the benchmark Bloomberg Barclays U.S. Credit Bond Index. Favorable overall positioning in the energy sector, along with security selection among banks, aided the fund's performance versus the benchmark the past 12 months. Tactical adjustments to the fund’s credit-risk positioning also proved additive amid a changing market backdrop. Picks among electric utilities were a further modest contributor. Outside of corporate bonds, largely avoiding the debt of U.S.-government agencies and foreign-government institutions provided a slight boost versus the benchmark, as this general area of the market underperformed corporate credit. On the downside, a combined stake in cash and U.S. Treasuries, which was held for liquidity and duration-management purposes, dampened relative performance. As credit spreads widened during the latter half of the period, we found attractive investment opportunities among both new-issue and secondary-market corporate bonds. We continued to favor select BBB-rated issuers, which we believed offered the potential to outperform the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	1.1%
AAA	1.4%
AA	2.3%
A	17.0%
BBB	62.4%
BB and Below	14.0%
Short-Term Investments and Net Other Assets	1.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	94.1%
U.S. Government and U.S. Government Agency Obligations	1.1%
Asset-Backed Securities	0.2%
Municipal Bonds	0.6%
Other Investments	2.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 21.7%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 94.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 9.1%
Automobiles - 0.4%
Ford Motor Co. 5.291% 12/8/46	$2,540,000	$2,254,479
General Motors Co.:
5% 4/1/35	2,537,000	2,400,105
5.4% 4/1/48	1,167,000	1,100,966
		5,755,550
Diversified Consumer Services - 1.0%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	5,730,000	5,637,680
5.75% 6/15/43	396,000	456,954
Massachusetts Institute of Technology 3.885% 7/1/2116	7,360,000	6,838,214
		12,932,848
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp. 4.875% 12/9/45	7,437,000	7,755,410
Sands China Ltd. 5.125% 8/8/25 (a)	10,790,000	10,898,224
Starbucks Corp. 3.8% 8/15/25	8,686,000	8,679,621
		27,333,255
Household Durables - 2.1%
D.R. Horton, Inc.:
2.55% 12/1/20	1,583,000	1,552,845
3.75% 3/1/19	4,500,000	4,508,773
4% 2/15/20	5,000,000	5,040,150
Lennar Corp. 4.875% 12/15/23	6,680,000	6,688,350
Toll Brothers Finance Corp.:
4.35% 2/15/28	4,500,000	4,117,500
4.375% 4/15/23	5,750,000	5,722,515
		27,630,133
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.8% 8/22/24	2,112,000	2,047,780
Media - 1.1%
21st Century Fox America, Inc.:
3% 9/15/22	778,000	766,530
4.5% 2/15/21	1,621,000	1,668,290
6.9% 8/15/39	300,000	394,929
7.75% 12/1/45	111,000	163,493
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 5.375% 5/1/47	5,200,000	4,850,212
Comcast Corp.:
3.999% 11/1/49	1,587,000	1,429,182
4.65% 7/15/42	2,200,000	2,187,004
Time Warner Cable, Inc.:
5.5% 9/1/41	623,000	598,509
5.875% 11/15/40	1,648,000	1,646,593
6.55% 5/1/37	1,329,000	1,435,129
		15,139,871
Multiline Retail - 1.0%
Dollar Tree, Inc.:
4% 5/15/25	7,000,000	6,916,026
4.2% 5/15/28	7,100,000	6,985,301
		13,901,327
Specialty Retail - 1.2%
AutoZone, Inc. 3.7% 4/15/22	253,000	254,829
Home Depot, Inc. 5.95% 4/1/41	941,000	1,174,864
O'Reilly Automotive, Inc. 4.35% 6/1/28	7,000,000	7,046,089
TJX Companies, Inc. 2.25% 9/15/26	8,278,000	7,552,510
		16,028,292

TOTAL CONSUMER DISCRETIONARY		120,769,056

CONSUMER STAPLES - 5.6%
Beverages - 2.4%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	2,258,000	2,288,963
4.9% 2/1/46	1,075,000	1,092,493
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 1/12/24	8,616,000	8,575,533
4.6% 4/15/48	7,250,000	7,120,883
Constellation Brands, Inc.:
3.75% 5/1/21	2,000,000	2,022,446
4.25% 5/1/23	3,315,000	3,378,040
Heineken NV 4% 10/1/42 (a)	96,000	91,165
PepsiCo, Inc. 4.25% 10/22/44	6,629,000	6,825,916
		31,395,439
Food Products - 1.3%
Campbell Soup Co. 4.15% 3/15/28	11,300,000	10,882,620
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (b)(c)	3,967,000	3,984,678
3.2% 4/16/21	503,000	502,019
3.7% 10/17/23	2,358,000	2,357,880
		17,727,197
Tobacco - 1.9%
Altria Group, Inc. 2.85% 8/9/22	5,856,000	5,746,764
Bat Capital Corp. 3.222% 8/15/24 (a)	6,050,000	5,784,016
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	4,575,000	4,563,717
4.25% 7/21/25 (a)	1,134,000	1,128,341
Philip Morris International, Inc. 4.375% 11/15/41	2,100,000	2,053,734
Reynolds American, Inc.:
3.25% 6/12/20	235,000	234,703
4% 6/12/22	366,000	370,436
4.45% 6/12/25	585,000	592,963
5.7% 8/15/35	304,000	327,935
5.85% 8/15/45	4,487,000	4,891,030
		25,693,639

TOTAL CONSUMER STAPLES		74,816,275

ENERGY - 13.0%
Energy Equipment & Services - 0.3%
El Paso Pipeline Partners Operating Co. LLC:
5% 10/1/21	3,292,000	3,429,448
6.5% 4/1/20	658,000	691,192
		4,120,640
Oil, Gas & Consumable Fuels - 12.7%
Alberta Energy Co. Ltd.:
7.375% 11/1/31	1,159,000	1,443,936
8.125% 9/15/30	4,030,000	5,205,575
Anadarko Finance Co. 7.5% 5/1/31	614,000	768,661
Anadarko Petroleum Corp.:
4.85% 3/15/21	6,032,000	6,219,258
5.55% 3/15/26	744,000	799,501
6.6% 3/15/46	2,986,000	3,593,654
Antero Resources Corp. 5% 3/1/25	4,200,000	4,231,500
Apache Corp. 4.75% 4/15/43	3,233,000	3,087,349
Boardwalk Pipelines LP:
3.375% 2/1/23	3,100,000	3,000,384
4.95% 12/15/24	4,120,000	4,205,850
Canadian Natural Resources Ltd.:
3.9% 2/1/25	4,325,000	4,295,278
5.85% 2/1/35	528,000	594,147
6.25% 3/15/38	4,352,000	5,116,039
Cenovus Energy, Inc.:
3.8% 9/15/23	5,000,000	4,910,024
4.25% 4/15/27	2,900,000	2,801,151
5.2% 9/15/43	1,331,000	1,296,484
5.7% 10/15/19	1,189,000	1,217,655
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	3,305,000	3,511,563
Conoco, Inc. 6.95% 4/15/29	3,050,000	3,837,447
ConocoPhillips Co. 6.5% 2/1/39	4,600,000	5,963,819
Continental Resources, Inc. 5% 9/15/22	3,359,000	3,400,620
DCP Midstream LLC:
4.75% 9/30/21 (a)	158,000	160,370
5.35% 3/15/20 (a)	10,096,000	10,323,160
5.85% 5/21/43 (a)(b)	7,500,000	6,900,000
DCP Midstream Operating LP:
2.7% 4/1/19	64,000	63,600
3.875% 3/15/23	222,000	216,450
4.95% 4/1/22	1,925,000	1,953,875
5.6% 4/1/44	340,000	326,400
Empresa Nacional de Petroleo 4.5% 9/14/47 (a)	2,750,000	2,475,000
Enbridge Energy Partners LP 4.2% 9/15/21	140,000	141,459
Enbridge, Inc.:
4.25% 12/1/26	425,000	426,869
5.5% 12/1/46	3,794,000	4,254,642
Energy Transfer Partners LP:
4.2% 9/15/23	288,000	291,363
4.95% 6/15/28	981,000	1,000,797
5.8% 6/15/38	547,000	565,488
6% 6/15/48	356,000	377,824
EnLink Midstream Partners LP 2.7% 4/1/19	1,021,000	1,015,955
Enterprise Products Operating LP:
2.55% 10/15/19	163,000	162,298
3.75% 2/15/25	547,000	548,790
4.85% 3/15/44	2,023,000	2,069,708
4.95% 10/15/54	2,437,000	2,448,221
EQT Corp.:
2.5% 10/1/20	1,071,000	1,047,934
3.9% 10/1/27	5,900,000	5,548,449
Exxon Mobil Corp. 4.114% 3/1/46	5,034,000	5,154,730
Kinder Morgan Energy Partners LP:
3.5% 3/1/21	338,000	338,632
3.95% 9/1/22	518,000	523,399
Kinder Morgan, Inc. 5% 2/15/21 (a)	562,000	582,009
MPLX LP:
3.375% 3/15/23	680,000	669,000
4.875% 12/1/24	423,000	439,179
Petroleos Mexicanos:
5.375% 3/13/22	620,000	633,640
5.5% 1/21/21	545,000	560,260
6% 3/5/20	74,000	76,498
6.375% 2/4/21	3,870,000	4,044,150
6.375% 1/23/45	937,000	839,430
6.5% 3/13/27	6,598,000	6,679,815
6.75% 9/21/47	1,390,000	1,286,695
6.875% 8/4/26	2,930,000	3,032,550
Phillips 66 Co. 4.3% 4/1/22	300,000	308,749
Plains All American Pipeline LP/PAA Finance Corp.:
4.65% 10/15/25	6,525,000	6,598,907
5.75% 1/15/20	3,729,000	3,841,949
Southeast Supply Header LLC 4.25% 6/15/24 (a)	667,000	670,126
Spectra Energy Partners LP:
3.375% 10/15/26	4,629,000	4,383,096
4.5% 3/15/45	971,000	924,444
Sunoco Logistics Partner Operations LP:
4% 10/1/27	4,515,000	4,316,476
5.4% 10/1/47	1,951,000	1,907,677
The Williams Companies, Inc. 5.75% 6/24/44	4,911,000	5,279,325
Western Gas Partners LP:
4.65% 7/1/26	264,000	264,280
5.375% 6/1/21	1,273,000	1,319,154
Williams Partners LP:
3.35% 8/15/22	2,500,000	2,460,060
3.9% 1/15/25	280,000	276,993
		169,229,770

TOTAL ENERGY		173,350,410

FINANCIALS - 34.1%
Banks - 15.2%
Bank of America Corp.:
3 month U.S. LIBOR + 0.790% 3.1078% 3/5/24 (b)(c)	16,000,000	15,942,883
3.705% 4/24/28 (b)	7,000,000	6,767,640
4% 1/22/25	3,277,000	3,239,505
Bank of Nova Scotia 4.5% 12/16/25	7,405,000	7,500,794
Barclays PLC 3.65% 3/16/25	4,116,000	3,889,492
Bnp Paribas Sr Non Preferred Mtn 3.375% 1/9/25 (a)	5,617,000	5,320,683
CIT Group, Inc. 6.125% 3/9/28	1,990,000	2,079,550
Citigroup, Inc.:
3 month U.S. LIBOR + 1.430% 3.7303% 9/1/23 (b)(c)	8,780,000	8,977,223
4.05% 7/30/22	316,000	319,427
4.4% 6/10/25	1,221,000	1,223,447
5.5% 9/13/25	1,317,000	1,402,805
8.125% 7/15/39	1,924,000	2,763,670
Citizens Bank NA:
2.55% 5/13/21	338,000	329,907
3.7% 3/29/23	13,300,000	13,310,201
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	7,317,000	7,330,361
Credit Suisse Group Funding Guernsey Ltd. 4.55% 4/17/26	5,136,000	5,198,632
Credit Suisse New York Branch 3% 10/29/21	1,550,000	1,533,589
Discover Bank:
3.35% 2/6/23	7,500,000	7,328,051
7% 4/15/20	2,391,000	2,513,679
Fifth Third Bancorp:
4.3% 1/16/24	4,001,000	4,078,005
8.25% 3/1/38	3,848,000	5,308,040
HSBC Holdings PLC 4.041% 3/13/28 (b)	6,330,000	6,189,167
Huntington Bancshares, Inc.:
3.15% 3/14/21	2,201,000	2,190,957
4% 5/15/25	7,050,000	7,088,900
7% 12/15/20	1,087,000	1,171,243
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	7,245,000	6,555,674
5.71% 1/15/26 (a)	1,569,000	1,423,609
JPMorgan Chase & Co. 3.875% 2/1/24	5,000,000	5,065,833
Lloyds Banking Group PLC:
2.907% 11/7/23 (b)	5,938,000	5,673,723
3.1% 7/6/21	2,463,000	2,435,722
4.375% 3/22/28	7,313,000	7,195,486
Rabobank Nederland:
3.75% 7/21/26	7,120,000	6,790,290
4.625% 12/1/23	4,531,000	4,621,278
Regions Bank 6.45% 6/26/37	2,611,000	3,096,476
Regions Financial Corp. 3.2% 2/8/21	614,000	611,607
Royal Bank of Canada 4.65% 1/27/26	1,181,000	1,214,025
Royal Bank of Scotland Group PLC:
6% 12/19/23	5,228,000	5,451,197
6.1% 6/10/23	1,000,000	1,044,437
6.125% 12/15/22	5,972,000	6,263,799
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	5,900,000	5,733,041
SunTrust Banks, Inc. 2.7% 1/27/22	5,507,000	5,375,557
Synovus Financial Corp. 3.125% 11/1/22	5,717,000	5,474,028
UniCredit SpA 3.75% 4/12/22 (a)	5,900,000	5,642,715
		202,666,348
Capital Markets - 8.2%
Ares Capital Corp. 4.25% 3/1/25	5,750,000	5,564,266
CME Group, Inc. 5.3% 9/15/43	3,050,000	3,615,425
Credit Suisse Group AG 3.574% 1/9/23 (a)	8,700,000	8,582,418
Deutsche Bank AG 2.7% 7/13/20	5,200,000	5,090,386
Deutsche Bank AG New York Branch 4.875% 12/1/32 (b)	4,113,000	3,569,303
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,000,000	5,867,414
3.5% 11/16/26	5,750,000	5,474,349
3.75% 5/22/25	10,750,000	10,582,412
3.75% 2/25/26	5,000,000	4,894,801
5.25% 7/27/21	1,227,000	1,287,923
Merrill Lynch & Co., Inc. 6.11% 1/29/37	2,269,000	2,621,830
Moody's Corp. 5.25% 7/15/44	3,386,000	3,791,405
Morgan Stanley:
3.737% 4/24/24(b)	6,925,000	6,897,830
3.875% 1/27/26	5,020,000	4,950,653
4.3% 1/27/45	948,000	912,868
4.875% 11/1/22	9,466,000	9,860,478
5.5% 7/28/21	1,222,000	1,292,467
5.75% 1/25/21	557,000	588,039
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	7,500,000	7,420,684
S&P Global, Inc.:
3.3% 8/14/20	4,913,000	4,925,488
4% 6/15/25	6,038,000	6,098,528
UBS Group Funding AG 3.491% 5/23/23 (a)	5,800,000	5,723,831
		109,612,798
Consumer Finance - 3.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,740,000	5,558,945
3.5% 5/26/22	395,000	388,868
3.95% 2/1/22	7,500,000	7,494,424
5% 10/1/21	3,970,000	4,102,111
Ally Financial, Inc.:
4.125% 2/13/22	5,560,000	5,532,200
4.75% 9/10/18	4,500,000	4,500,450
Discover Financial Services:
3.85% 11/21/22	2,538,000	2,528,610
5.2% 4/27/22	2,355,000	2,448,255
Ford Motor Credit Co. LLC:
2.597% 11/4/19	4,950,000	4,902,579
3.336% 3/18/21	13,000,000	12,737,456
		50,193,898
Diversified Financial Services - 2.1%
AXA Equitable Holdings, Inc. 4.35% 4/20/28 (a)	6,800,000	6,585,498
Berkshire Hathaway Finance Corp. 4.4% 5/15/42	107,000	111,464
GE Capital International Funding Co. 4.418% 11/15/35	7,005,000	6,739,692
General Electric Capital Corp. 5.875% 1/14/38	150,000	171,211
ING U.S., Inc. 5.7% 7/15/43	2,607,000	2,922,720
USAA Capital Corp. 2% 6/1/21 (a)	6,691,000	6,474,661
Voya Financial, Inc. 4.7% 1/23/48 (a)(b)	5,600,000	4,956,000
		27,961,246
Insurance - 4.8%
ACE INA Holdings, Inc. 4.35% 11/3/45	525,000	545,179
AIA Group Ltd. 3.9% 4/6/28 (a)	6,785,000	6,739,316
American International Group, Inc.:
4.375% 1/15/55	2,685,000	2,398,620
4.5% 7/16/44	5,833,000	5,558,382
5.75% 4/1/48 (b)	6,400,000	6,288,000
Aon Corp. 6.25% 9/30/40	253,000	309,858
Aon PLC 4.75% 5/15/45	6,000,000	6,084,420
Five Corners Funding Trust 4.419% 11/15/23 (a)	4,111,000	4,240,882
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,211,000	1,166,912
Liberty Mutual Group, Inc. 4.95% 5/1/22 (a)	5,250,000	5,457,717
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	1,643,000	1,701,997
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (a)	2,264,000	2,179,942
5.375% 12/1/41 (a)	148,000	169,415
Pacific LifeCorp 5.125% 1/30/43 (a)	1,285,000	1,378,901
Pricoa Global Funding I 5.625% 6/15/43 (b)	5,000,000	5,228,650
Prudential Financial, Inc. 3.935% 12/7/49	1,508,000	1,386,570
Unum Group:
5.625% 9/15/20	1,846,000	1,920,763
5.75% 8/15/42	3,748,000	3,997,583
Willis Group North America, Inc. 3.6% 5/15/24	6,692,000	6,546,852
		63,299,959

TOTAL FINANCIALS		453,734,249

HEALTH CARE - 9.3%
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories 4.75% 11/30/36	3,700,000	3,936,213
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (b)(c)	2,819,000	2,824,455
2.404% 6/5/20	5,470,000	5,379,990
2.894% 6/6/22	1,279,000	1,245,159
3.363% 6/6/24	4,130,000	3,996,761
3.7% 6/6/27	5,500,000	5,266,568
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.0759% 3/19/21 (b)(c)	1,981,000	1,984,110
		24,633,256
Health Care Providers & Services - 4.4%
Anthem, Inc. 3.35% 12/1/24	5,925,000	5,762,359
Cardinal Health, Inc.:
4.6% 3/15/43	2,115,000	1,936,156
4.9% 9/15/45	1,430,000	1,349,387
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (b)(c)	3,264,000	3,292,101
3.35% 3/9/21	1,974,000	1,974,502
3.7% 3/9/23	3,302,000	3,293,020
4.1% 3/25/25	2,674,000	2,677,042
4.78% 3/25/38	3,872,000	3,851,832
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	245,000	245,710
4.272% 8/28/23 (a)	313,000	314,311
4.9% 8/28/28 (a)	8,821,000	8,888,146
Humana, Inc. 2.5% 12/15/20	8,492,000	8,339,499
McKesson Corp. 3.95% 2/16/28	5,950,000	5,749,255
UnitedHealth Group, Inc.:
3.75% 7/15/25	2,607,000	2,633,343
3.95% 10/15/42	132,000	127,852
4.25% 3/15/43	2,500,000	2,509,051
4.625% 7/15/35	745,000	797,620
4.625% 11/15/41	965,000	1,018,501
4.75% 7/15/45	1,829,000	1,977,986
WellPoint, Inc. 3.3% 1/15/23	1,300,000	1,287,837
		58,025,510
Pharmaceuticals - 3.1%
Actavis Funding SCS 4.55% 3/15/35	5,473,000	5,366,020
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	6,677,000	6,690,957
4.625% 6/25/38 (a)	6,700,000	6,518,435
Mylan NV 4.55% 4/15/28 (a)	1,041,000	1,017,715
Perrigo Co. PLC 3.5% 3/15/21	898,000	891,932
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	5,313,000	5,251,135
2.4% 9/23/21	5,300,000	5,121,430
2.875% 9/23/23	3,000,000	2,863,219
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23	8,450,000	7,477,110
Zoetis, Inc. 3.45% 11/13/20	286,000	287,499
		41,485,452

TOTAL HEALTH CARE		124,144,218

INDUSTRIALS - 4.4%
Aerospace & Defense - 1.4%
BAE Systems Holdings, Inc. 2.85% 12/15/20 (a)	3,251,000	3,217,147
L3 Technologies, Inc. 3.95% 5/28/24	1,026,000	1,019,531
Lockheed Martin Corp. 4.09% 9/15/52	2,994,000	2,853,852
Northrop Grumman Corp.:
2.93% 1/15/25	6,000,000	5,714,281
4.03% 10/15/47	6,000,000	5,607,311
		18,412,122
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc. 4.2% 4/15/28	6,975,000	6,914,946
Airlines - 0.8%
American Airlines, Inc. 3.75% 10/15/25	5,677,501	5,475,382
Delta Air Lines, Inc. 3.4% 4/19/21	2,057,000	2,044,067
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	1,353	1,353
United Airlines, Inc. equipment trust certificate 4.6% 3/1/26	2,542,000	2,559,540
		10,080,342
Electrical Equipment - 0.4%
Hubbell, Inc. 3.5% 2/15/28	6,000,000	5,717,005
Industrial Conglomerates - 0.4%
General Electric Co. 4.125% 10/9/42	434,000	396,492
Roper Technologies, Inc.:
2.8% 12/15/21	1,681,000	1,649,816
3.65% 9/15/23	1,747,000	1,748,230
3.8% 12/15/26	1,738,000	1,699,753
		5,494,291
Machinery - 0.0%
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44	559,000	569,205
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC:
4.15% 4/1/45	1,008,000	1,001,469
4.4% 3/15/42	2,500,000	2,573,617
		3,575,086
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
2.5% 3/1/21	7,500,000	7,330,547
3.75% 2/1/22	1,086,000	1,089,122
		8,419,669

TOTAL INDUSTRIALS		59,182,666

INFORMATION TECHNOLOGY - 3.5%
Electronic Equipment & Components - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	3,590,000	3,650,929
6.02% 6/15/26 (a)	3,770,000	3,993,831
		7,644,760
Semiconductors & Semiconductor Equipment - 0.9%
Applied Materials, Inc. 4.35% 4/1/47	5,000,000	5,079,967
Microchip Technology, Inc. 3.922% 6/1/21 (a)	7,233,000	7,226,685
		12,306,652
Software - 0.8%
Microsoft Corp. 3.7% 8/8/46	6,065,000	5,844,292
Oracle Corp.:
4.375% 5/15/55	4,148,000	4,177,543
5.375% 7/15/40	240,000	276,235
		10,298,070
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.:
3.2% 5/11/27	5,120,000	4,978,476
3.85% 8/4/46	5,043,000	4,860,819
Hewlett Packard Enterprise Co.:
4.4% 10/15/22 (b)	3,420,000	3,521,460
6.2% 10/15/35 (b)	3,426,000	3,540,156
		16,900,911

TOTAL INFORMATION TECHNOLOGY		47,150,393

MATERIALS - 1.4%
Chemicals - 0.8%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	1,345,000	1,336,177
LYB International Finance BV 4.875% 3/15/44	4,000,000	4,022,442
Nutrien Ltd. 4% 12/15/26	995,000	967,730
The Mosaic Co. 4.25% 11/15/23	4,195,000	4,252,473
		10,578,822
Construction Materials - 0.5%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	6,800,000	6,643,777
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	407,000	427,444
6.75% 10/19/75 (a)(b)	1,010,000	1,108,475
Vale Overseas Ltd. 6.875% 11/10/39	161,000	187,163
		1,723,082

TOTAL MATERIALS		18,945,681

REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Alexandria Real Estate Equities, Inc. 4.7% 7/1/30	1,536,000	1,571,435
Camden Property Trust 4.25% 1/15/24	758,000	773,339
CommonWealth REIT 5.875% 9/15/20	1,260,000	1,296,413
Corporate Office Properties LP:
3.6% 5/15/23	3,140,000	3,061,839
3.7% 6/15/21	476,000	472,243
DDR Corp. 4.625% 7/15/22	5,991,000	6,159,247
Healthcare Trust of America Holdings LP 2.95% 7/1/22	1,521,000	1,479,822
Hudson Pacific Properties LP 3.95% 11/1/27	4,600,000	4,343,409
Kimco Realty Corp. 3.3% 2/1/25	5,732,000	5,465,385
Lexington Corporate Properties Trust 4.4% 6/15/24	250,000	247,430
Omega Healthcare Investors, Inc. 4.375% 8/1/23	7,500,000	7,497,623
Ventas Realty LP 4.125% 1/15/26	345,000	342,653
		32,710,838
Real Estate Management & Development - 0.8%
Brandywine Operating Partnership LP:
3.95% 2/15/23	2,173,000	2,167,651
4.1% 10/1/24	3,000,000	2,971,226
4.55% 10/1/29	2,014,000	1,987,200
Liberty Property LP:
3.375% 6/15/23	1,087,000	1,069,484
4.125% 6/15/22	1,832,000	1,869,649
4.75% 10/1/20	752,000	770,505
Mack-Cali Realty LP 4.5% 4/18/22	94,000	91,758
		10,927,473

TOTAL REAL ESTATE		43,638,311

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.:
2.8% 2/17/21	4,900,000	4,843,950
4.5% 5/15/35	4,270,000	3,962,789
4.75% 5/15/46	2,316,000	2,089,144
5.45% 3/1/47	1,000,000	989,712
5.55% 8/15/41	2,700,000	2,692,207
British Telecommunications PLC 2.35% 2/14/19	4,623,000	4,614,620
Verizon Communications, Inc.:
4.329% 9/21/28 (a)	2,526,000	2,544,830
4.522% 9/15/48	5,000,000	4,693,251
4.862% 8/21/46	9,087,000	8,980,435
		35,410,938
Wireless Telecommunication Services - 1.3%
Rogers Communications, Inc. 4.1% 10/1/23	4,398,000	4,499,067
Vodafone Group PLC:
4.125% 5/30/25	6,550,000	6,535,761
4.375% 5/30/28	6,700,000	6,643,168
		17,677,996

TOTAL TELECOMMUNICATION SERVICES		53,088,934

UTILITIES - 6.4%
Electric Utilities - 3.6%
Cleco Corporate Holdings LLC 3.743% 5/1/26	1,723,000	1,634,475
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	4,006,000	3,826,000
DPL, Inc. 6.75% 10/1/19	4,752,000	4,894,560
Duke Energy Corp. 1.8% 9/1/21	675,000	646,699
Duke Energy Industries, Inc. 4.9% 7/15/43	3,000,000	3,341,635
Duquesne Light Holdings, Inc.:
3.616% 8/1/27 (a)	1,831,000	1,733,891
5.9% 12/1/21 (a)	500,000	528,863
6.4% 9/15/20 (a)	1,310,000	1,377,897
Eversource Energy 2.9% 10/1/24	5,855,000	5,590,376
Exelon Corp. 3.497% 6/1/22 (b)	10,439,000	10,311,429
Indiana Michigan Power Co. 4.55% 3/15/46	1,274,000	1,335,413
IPALCO Enterprises, Inc.:
3.45% 7/15/20	1,894,000	1,880,448
3.7% 9/1/24	477,000	461,084
ITC Holdings Corp. 2.7% 11/15/22	1,493,000	1,438,992
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (b)(c)	807,000	807,238
Tampa Electric Co. 6.55% 5/15/36	500,000	612,412
TECO Finance, Inc. 5.15% 3/15/20	114,000	117,035
Virginia Electric & Power Co. 3.8% 4/1/28	6,500,000	6,563,974
Xcel Energy, Inc. 4.8% 9/15/41	554,000	590,213
		47,692,634
Gas Utilities - 0.9%
AGL Capital Corp. 2.45% 10/1/23	5,300,000	5,004,825
Boston Gas Co. 4.487% 2/15/42 (a)	2,000,000	2,072,245
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (a)	5,023,000	5,143,468
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	18,000	18,428
		12,238,966
Multi-Utilities - 1.9%
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	7,158,000	6,889,575
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(c)	145,000	139,563
2.579% 7/1/20 (b)	1,965,000	1,938,011
NiSource Finance Corp.:
2.65% 11/17/22	2,115,000	2,039,499
3.49% 5/15/27	4,000,000	3,863,244
5.25% 2/15/43	234,000	258,600
5.95% 6/15/41	1,493,000	1,745,199
Puget Energy, Inc.:
3.65% 5/15/25	2,935,000	2,851,751
5.625% 7/15/22	4,240,000	4,509,937
6.5% 12/15/20	613,000	652,993
Sempra Energy 2.875% 10/1/22	224,000	218,233
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(c)	117,000	113,857
		25,220,462

TOTAL UTILITIES		85,152,062

TOTAL NONCONVERTIBLE BONDS
(Cost $1,263,505,014)		1,253,972,255

U.S. Treasury Obligations - 1.1%
U.S. Treasury Bonds 2.5% 2/15/46
(Cost $14,404,122)	16,316,000	14,711,168

Asset-Backed Securities - 0.2%
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)
(Cost $2,541,630)	2,541,630	$2,555,736

Municipal Securities - 0.6%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,545,000	2,482,815
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$40,000	$56,703
7.5% 4/1/34	1,165,000	1,637,046
7.55% 4/1/39	1,815,000	2,691,699
7.625% 3/1/40	345,000	510,883
TOTAL MUNICIPAL SECURITIES
(Cost $6,605,946)		7,379,146

Foreign Government and Government Agency Obligations - 1.1%
Kingdom of Saudi Arabia 4% 4/17/25 (a)	$7,515,000	$7,522,966
State of Qatar 3.875% 4/23/23 (a)	2,140,000	2,147,832
United Mexican States 4.6% 2/10/48	5,900,000	5,516,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,411,004)		15,187,298

Bank Notes - 0.1%
Compass Bank 2.875% 6/29/22
(Cost $1,232,531)	1,234,000	1,194,266

Preferred Securities - 1.0%
FINANCIALS - 1.0%
Banks - 1.0%
Barclays Bank PLC 7.625% 11/21/22 (Cost $14,473,017)	$12,560,000	$13,887,928
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $10,312,792)	10,310,761	10,312,823
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $1,328,486,056)		1,319,200,620
NET OTHER ASSETS (LIABILITIES) - 1.0%		12,848,980
NET ASSETS - 100%		$1,332,049,600

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $210,491,902 or 15.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$555,845
Total	$555,845

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,253,972,255	$--	$1,253,972,255	$--
U.S. Government and Government Agency Obligations	14,711,168	--	14,711,168	--
Asset-Backed Securities	2,555,736	--	2,555,736	--
Municipal Securities	7,379,146	--	7,379,146	--
Foreign Government and Government Agency Obligations	15,187,298	--	15,187,298	--
Bank Notes	1,194,266	--	1,194,266	--
Preferred Securities	13,887,928	--	13,887,928	--
Money Market Funds	10,312,823	10,312,823	--	--
Total Investments in Securities:	$1,319,200,620	$10,312,823	$1,308,887,797	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.3%
United Kingdom	6.1%
Canada	3.5%
Ireland	2.9%
Mexico	1.7%
Netherlands	1.6%
Switzerland	1.0%
Italy	1.0%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,318,173,264)	$1,308,887,797
Fidelity Central Funds (cost $10,312,792)	10,312,823
Total Investment in Securities (cost $1,328,486,056)		$1,319,200,620
Receivable for fund shares sold		456,611
Interest receivable		14,749,743
Distributions receivable from Fidelity Central Funds		34,114
Total assets		1,334,441,088
Liabilities
Payable for fund shares redeemed	$1,626,220
Distributions payable	232,794
Accrued management fee	389,191
Transfer agent fee payable	121,511
Distribution and service plan fees payable	21,772
Total liabilities		2,391,488
Net Assets		$1,332,049,600
Net Assets consist of:
Paid in capital		$1,344,595,506
Undistributed net investment income		1,112,420
Accumulated undistributed net realized gain (loss) on investments		(4,372,890)
Net unrealized appreciation (depreciation) on investments		(9,285,436)
Net Assets		$1,332,049,600
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,046,348 ÷ 3,302,403 shares)		$11.22
Maximum offering price per share (100/96.00 of $11.22)		$11.69
Class M:
Net Asset Value and redemption price per share ($7,819,190 ÷ 697,029 shares)		$11.22
Maximum offering price per share (100/96.00 of $11.22)		$11.69
Class C:
Net Asset Value and offering price per share ($14,835,609 ÷ 1,322,675 shares)(a)		$11.22
Corporate Bond:
Net Asset Value, offering price and redemption price per share ($1,142,502,984 ÷ 101,846,398 shares)		$11.22
Class I:
Net Asset Value, offering price and redemption price per share ($129,845,469 ÷ 11,574,374 shares)		$11.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Dividends		$957,700
Interest		47,255,185
Income from Fidelity Central Funds		555,845
Total income		48,768,730
Expenses
Management fee	$4,402,813
Transfer agent fees	1,391,347
Distribution and service plan fees	286,112
Independent trustees' fees and expenses	5,008
Commitment fees	3,473
Total expenses before reductions	6,088,753
Expense reductions	(342)
Total expenses after reductions		6,088,411
Net investment income (loss)		42,680,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,692,381
Fidelity Central Funds	323
Total net realized gain (loss)		3,692,704
Change in net unrealized appreciation (depreciation) on investment securities		(53,560,486)
Net gain (loss)		(49,867,782)
Net increase (decrease) in net assets resulting from operations		$(7,187,463)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,680,319	$36,663,171
Net realized gain (loss)	3,692,704	(3,482,212)
Change in net unrealized appreciation (depreciation)	(53,560,486)	(3,505,121)
Net increase (decrease) in net assets resulting from operations	(7,187,463)	29,675,838
Distributions to shareholders from net investment income	(42,219,535)	(36,312,891)
Share transactions - net increase (decrease)	183,363,326	(28,534,546)
Total increase (decrease) in net assets	133,956,328	(35,171,599)
Net Assets
Beginning of period	1,198,093,272	1,233,264,871
End of period	$1,332,049,600	$1,198,093,272
Other Information
Undistributed net investment income end of period	$1,112,420	$877,267

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Corporate Bond Fund Class A

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.352	.329	.337	.319	.305
Net realized and unrealized gain (loss)	(.465)	(.054)	.618	(.420)	.720
Total from investment operations	(.113)	.275	.955	(.101)	1.025
Distributions from net investment income	(.347)	(.325)	(.335)	(.312)	(.305)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.347)	(.325)	(.335)	(.319)	(.305)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB,C	(.97)%	2.43%	8.77%	(.92)%	9.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.79%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.79%	.79%
Expenses net of all reductions	.79%	.79%	.79%	.79%	.79%
Net investment income (loss)	3.09%	2.87%	3.00%	2.79%	2.73%
Supplemental Data
Net assets, end of period (000 omitted)	$37,046	$38,496	$43,691	$29,835	$27,677
Portfolio turnover rateF	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class M

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.343	.319	.328	.311	.298
Net realized and unrealized gain (loss)	(.465)	(.054)	.617	(.420)	.720
Total from investment operations	(.122)	.265	.945	(.109)	1.018
Distributions from net investment income	(.338)	(.315)	(.325)	(.304)	(.298)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.338)	(.315)	(.325)	(.311)	(.298)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB,C	(1.05)%	2.35%	8.68%	(.99)%	9.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.87%	.87%	.86%	.85%
Expenses net of fee waivers, if any	.87%	.87%	.87%	.86%	.85%
Expenses net of all reductions	.87%	.87%	.87%	.86%	.85%
Net investment income (loss)	3.00%	2.79%	2.92%	2.72%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$7,819	$9,317	$9,443	$7,812	$6,651
Portfolio turnover rateF	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class C

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.72	$11.11	$11.53	$10.80
Income from Investment Operations
Net investment income (loss)A	.266	.242	.253	.231	.219
Net realized and unrealized gain (loss)	(.465)	(.044)	.607	(.419)	.730
Total from investment operations	(.199)	.198	.860	(.188)	.949
Distributions from net investment income	(.261)	(.238)	(.250)	(.225)	(.219)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.261)	(.238)	(.250)	(.232)	(.219)
Net asset value, end of period	$11.22	$11.68	$11.72	$11.11	$11.53
Total ReturnB,C	(1.72)%	1.75%	7.86%	(1.67)%	8.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.55%	1.54%	1.54%	1.55%	1.56%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.55%	1.56%
Expenses net of all reductions	1.55%	1.54%	1.54%	1.55%	1.56%
Net investment income (loss)	2.33%	2.11%	2.25%	2.03%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$14,836	$18,432	$20,816	$20,372	$11,713
Portfolio turnover rateF	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.389	.367	.375	.358	.342
Net realized and unrealized gain (loss)	(.463)	(.054)	.618	(.420)	.721
Total from investment operations	(.074)	.313	.993	(.062)	1.063
Distributions from net investment income	(.386)	(.363)	(.373)	(.351)	(.343)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.386)	(.363)	(.373)	(.358)	(.343)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB	(.63)%	2.77%	9.14%	(.58)%	9.96%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	3.43%	3.20%	3.34%	3.13%	3.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,142,503	$991,210	$1,000,845	$800,365	$697,733
Portfolio turnover rateE	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class I

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.73	$11.11	$11.53	$10.81
Income from Investment Operations
Net investment income (loss)A	.385	.362	.369	.350	.336
Net realized and unrealized gain (loss)	(.465)	(.054)	.618	(.418)	.720
Total from investment operations	(.080)	.308	.987	(.068)	1.056
Distributions from net investment income	(.380)	(.358)	(.367)	(.345)	(.336)
Distributions from net realized gain	–	–	–	(.007)	–
Total distributions	(.380)	(.358)	(.367)	(.352)	(.336)
Net asset value, end of period	$11.22	$11.68	$11.73	$11.11	$11.53
Total ReturnB	(.68)%	2.72%	9.08%	(.63)%	9.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.51%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.51%
Net investment income (loss)	3.38%	3.15%	3.29%	3.07%	3.01%
Supplemental Data
Net assets, end of period (000 omitted)	$129,845	$140,638	$158,470	$118,825	$65,882
Portfolio turnover rateE	47%	42%	40%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Corporate Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,490,158
Gross unrealized depreciation	(24,761,810)
Net unrealized appreciation (depreciation)	$(8,271,652)
Tax Cost	$1,327,472,272

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,179
Capital loss carryforward	$(4,287,434)
Net unrealized appreciation (depreciation) on securities and other investments	$(8,430,109)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,113,622)
Long-term	(173,812)
Total capital loss carryforward	$(4,287,434)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$42,219,535	$ 36,312,891

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $618,741,277 and $379,733,466, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees, and other expenses such as interest expense, including commitment fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$95,884	$3,114
Class M	-%	.25%	20,855	441
Class C	.75%	.25%	169,373	19,123
			$286,112	$22,678

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,699
Class M	1,463
Class C(a)	3,382
$14,544

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Corporate Bond. FIIOC receives an asset-based fee of .10% of Corporate Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$72,385.19
Class M	22,791.27
Class C	33,549.20
Corporate Bond	1,062,644.10
Class I	199,978.15
	$1,391,347

During the period, the investment adviser or its affiliates waived a portion of these fees.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,473 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $292. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class I	$50

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Class A	$1,167,291	$1,117,795
Class M	246,317	254,716
Class C	385,348	398,708
Corporate Bond	35,907,219	29,711,488
Class I	4,513,360	4,830,184
Total	$42,219,535	$36,312,891

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Class A
Shares sold	835,988	1,374,247	$9,601,021	$15,772,511
Reinvestment of distributions	100,826	95,165	1,148,607	1,091,131
Shares redeemed	(929,162)	(1,900,888)	(10,606,810)	(21,696,123)
Net increase (decrease)	7,652	(431,476)	$142,818	$(4,832,481)
Class M
Shares sold	178,640	297,998	$2,044,754	$3,407,565
Reinvestment of distributions	21,371	21,791	243,643	249,941
Shares redeemed	(300,395)	(327,751)	(3,452,063)	(3,748,509)
Net increase (decrease)	(100,384)	(7,962)	$(1,163,666)	$(91,003)
Class C
Shares sold	224,032	476,201	$2,578,882	$5,463,214
Reinvestment of distributions	33,501	34,124	381,886	391,221
Shares redeemed	(512,655)	(708,015)	(5,849,142)	(8,067,873)
Net increase (decrease)	(255,122)	(197,690)	$(2,888,374)	$(2,213,438)
Corporate Bond
Shares sold	46,084,368	32,009,802	$524,819,506	$366,317,720
Reinvestment of distributions	2,956,365	2,391,815	33,626,733	27,438,957
Shares redeemed	(32,031,396)	(34,923,778)	(365,871,641)	(397,835,605)
Net increase (decrease)	17,009,337	(522,161)	$192,574,598	$(4,078,928)
Class I
Shares sold	4,550,393	3,053,441	$52,358,796	$34,848,438
Reinvestment of distributions	385,788	402,996	4,393,276	4,620,524
Shares redeemed	(5,398,400)	(4,934,972)	(62,054,122)	(56,787,658)
Net increase (decrease)	(462,219)	(1,478,535)	$(5,302,050)	$(17,318,696)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Corporate Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Corporate Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Class A	.78%
Actual		$1,000.00	$1,005.20	$3.94
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class M	.87%
Actual		$1,000.00	$1,004.80	$4.40
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class C	1.54%
Actual		$1,000.00	$1,001.40	$7.77
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Corporate Bond	.45%
Actual		$1,000.00	$1,006.90	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,006.70	$2.48
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.93% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $23,144,304 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

ACBD-ANN-1018
1.907025.108

Fidelity® Intermediate Bond Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	(1.07)%	1.95%	3.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index performed over the same period.

Period Ending Values
$14,314	Fidelity® Intermediate Bond Fund
$13,500	Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers David DeBiase and Rob Galusza:  For the fiscal year, the fund returned -1.07%, roughly in line with, net of fees, the -1.01% result of its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. We kept the fund’s duration, meaning its sensitivity to interest rates, shorter than that of the Composite index. This benefited fund performance versus the Composite amid rising policy and market rates and strong economic growth. Outsized exposure to corporate bonds also contributed to the fund’s relative result. Within corporates, overweighting the bonds of financial institutions added notable relative value. Lighter-than-index exposure to Treasury securities also benefited the fund’s relative return, as did picks among electric utilities and the energy sector. Out-of-benchmark exposure to commercial mortgage-backed securities and asset-backed securities also contributed. Conversely, an underweighting in the bonds of technology companies detracted versus the benchmark, as did picks among banks and several industrial sectors. As of August 31, we continue to position the fund for higher rates, while focusing on higher-quality corporate issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2017, David DeBiase joined Rob Galusza as Co-Manager of the fund, succeeding Robin Foley.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	37.5%
AAA	4.8%
AA	3.6%
A	12.3%
BBB	35.0%
BB and Below	4.6%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	51.3%
U.S. Government and U.S. Government Agency Obligations	37.5%
Asset-Backed Securities	1.2%
CMOs and Other Mortgage Related Securities	5.1%
Municipal Bonds	0.6%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 9.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 50.3%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 5.4%
Automobiles - 2.2%
BMW U.S. Capital LLC 2.7% 4/6/22 (a)	$6,432	$6,276
Daimler Finance North America LLC:
2.3% 2/12/21 (a)	5,880	5,734
2.85% 1/6/22 (a)	3,657	3,576
General Motors Financial Co., Inc.:
2.65% 4/13/20	4,423	4,381
3.1% 1/15/19	4,690	4,695
3.15% 1/15/20	6,680	6,683
3.25% 1/5/23	5,500	5,328
4.15% 6/19/23	6,023	6,007
4.35% 4/9/25	6,000	5,925
Volkswagen Group of America Finance LLC:
2.125% 5/23/19 (a)	3,670	3,653
2.45% 11/20/19 (a)	6,500	6,447
		58,705
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp. 2.625% 1/15/22	3,857	3,779
Starbucks Corp. 3.8% 8/15/25	6,719	6,714
		10,493
Household Durables - 0.8%
D.R. Horton, Inc. 4% 2/15/20	8,000	8,064
Lennar Corp. 2.95% 11/29/20	6,000	5,831
Toll Brothers Finance Corp.:
4% 12/31/18	5,175	5,175
4.875% 11/15/25	4,400	4,279
		23,349
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.8% 8/22/24	5,431	5,266
Media - 1.4%
21st Century Fox America, Inc.:
3% 9/15/22	2,241	2,208
4.5% 2/15/21	1,705	1,755
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	6,000	6,120
4.908% 7/23/25	4,820	4,915
Comcast Corp.:
1.625% 1/15/22	5,124	4,859
5.15% 3/1/20	4,685	4,831
Discovery Communications LLC:
2.95% 3/20/23	6,130	5,893
3.25% 4/1/23	563	547
Time Warner Cable, Inc. 8.25% 4/1/19	2,550	2,626
Time Warner, Inc. 4.875% 3/15/20	5,060	5,185
		38,939
Multiline Retail - 0.3%
Dollar Tree, Inc. 3.7% 5/15/23	7,200	7,148
Specialty Retail - 0.1%
AutoZone, Inc. 3.7% 4/15/22	3,290	3,314

TOTAL CONSUMER DISCRETIONARY		147,214

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	6,659	6,582
3.3% 2/1/23	7,172	7,116
Anheuser-Busch InBev Worldwide, Inc. 4% 4/13/28	7,000	6,972
		20,670
Food Products - 0.4%
Cargill, Inc. 3.25% 11/15/21 (a)	4,000	3,994
General Mills, Inc.:
3.2% 4/16/21	1,071	1,069
3.7% 10/17/23	5,017	5,017
		10,080
Tobacco - 0.7%
BAT International Finance PLC:
2.75% 6/15/20 (a)	6,420	6,362
3.5% 6/15/22 (a)	4,810	4,789
Imperial Tobacco Finance PLC 3.75% 7/21/22 (a)	4,789	4,777
Reynolds American, Inc.:
3.25% 6/12/20	638	637
4% 6/12/22	2,191	2,218
		18,783

TOTAL CONSUMER STAPLES		49,533

ENERGY - 4.3%
Energy Equipment & Services - 0.4%
El Paso Pipeline Partners Operating Co. LLC 6.5% 4/1/20	5,067	5,323
Petrofac Ltd. 3.4% 10/10/18 (a)	4,400	4,400
		9,723
Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp. 4.85% 3/15/21	4,470	4,609
Canadian Natural Resources Ltd.:
3.45% 11/15/21	7,072	7,061
3.9% 2/1/25	3,400	3,377
Cenovus Energy, Inc.:
3% 8/15/22	1,650	1,587
5.7% 10/15/19	7,250	7,425
Columbia Pipeline Group, Inc. 3.3% 6/1/20	2,974	2,965
DCP Midstream LLC 5.35% 3/15/20 (a)	4,118	4,211
DCP Midstream Operating LP:
2.7% 4/1/19	1,120	1,113
3.875% 3/15/23	3,530	3,442
Enbridge Energy Partners LP 4.2% 9/15/21	4,308	4,353
Energy Transfer Partners LP:
3.6% 2/1/23	3,281	3,235
4.2% 9/15/23	1,661	1,680
Enterprise Products Operating LP 4.05% 2/15/22	4,350	4,437
EQT Corp. 2.5% 10/1/20	2,725	2,666
Kinder Morgan Energy Partners LP 3.95% 9/1/22	775	783
MPLX LP:
3.375% 3/15/23	5,069	4,987
4% 2/15/25	500	495
4.5% 7/15/23	990	1,018
Petroleos Mexicanos:
3.5% 1/30/23	3,205	3,020
4.625% 9/21/23	3,200	3,145
5.35% 2/12/28 (a)	3,350	3,126
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	3,100	3,075
3.65% 6/1/22	5,156	5,108
3.85% 10/15/23	2,649	2,616
Southeast Supply Header LLC 4.25% 6/15/24 (a)	3,066	3,080
The Williams Companies, Inc.:
3.7% 1/15/23	1,003	993
4.55% 6/24/24	4,547	4,641
TransCanada PipeLines Ltd. 3.125% 1/15/19	2,847	2,851
Western Gas Partners LP 5.375% 6/1/21	4,300	4,456
Williams Partners LP:
3.6% 3/15/22	5,500	5,487
4.3% 3/4/24	4,990	5,049
		106,091

TOTAL ENERGY		115,814

FINANCIALS - 20.6%
Banks - 11.1%
Bank of America Corp.:
2.625% 4/19/21	4,740	4,665
3.004% 12/20/23 (b)	6,528	6,355
3.864% 7/23/24 (b)	5,000	5,023
4.2% 8/26/24	3,440	3,456
4.25% 10/22/26	3,412	3,387
4.45% 3/3/26	3,485	3,492
Bank of Nova Scotia:
2.8% 7/21/21	3,440	3,397
4.5% 12/16/25	6,400	6,483
Barclays PLC:
2.75% 11/8/19	2,863	2,848
2.875% 6/8/20	4,810	4,757
3.2% 8/10/21	4,798	4,719
3.25% 1/12/21	3,509	3,469
Canadian Imperial Bank of Commerce 2.55% 6/16/22	4,637	4,510
CIT Group, Inc.:
3.875% 2/19/19	3,673	3,693
4.75% 2/16/24	5,000	4,991
Citigroup, Inc.:
2.7% 3/30/21	6,300	6,207
2.7% 10/27/22	11,000	10,628
2.75% 4/25/22	4,500	4,385
2.9% 12/8/21	4,703	4,632
4.6% 3/9/26	3,280	3,309
Citizens Bank NA:
2.55% 5/13/21	4,261	4,159
2.65% 5/26/22	3,090	2,990
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	1,271	1,273
Comerica, Inc. 2.125% 5/23/19	2,052	2,043
Commonwealth Bank of Australia 2.55% 3/15/21	3,120	3,063
Compass Bank 3.5% 6/11/21	4,093	4,086
Danske Bank A/S 3.875% 9/12/23 (a)	3,000	2,985
Fifth Third Bancorp 2.875% 7/27/20	3,200	3,187
First Horizon National Corp. 3.5% 12/15/20	7,958	7,977
HSBC Holdings PLC:
3.262% 3/13/23 (b)	4,790	4,721
4% 3/30/22	3,778	3,844
5.1% 4/5/21	4,270	4,449
HSBC U.S.A., Inc. 2.625% 9/24/18	1,804	1,804
Huntington Bancshares, Inc.:
2.3% 1/14/22	4,800	4,619
3.15% 3/14/21	4,700	4,679
7% 12/15/20	1,204	1,297
ING Bank NV 2.7% 8/17/20 (a)	1,586	1,569
ING Groep NV 3.15% 3/29/22	4,500	4,434
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	7,600	6,988
Japan Bank International Cooperation 1.5% 7/21/21	5,952	5,692
JPMorgan Chase & Co.:
3.514% 6/18/22 (b)	9,500	9,545
3.797% 7/23/24 (b)	4,840	4,856
3.875% 9/10/24	5,168	5,134
4.125% 12/15/26	5,070	5,062
4.5% 1/24/22	4,210	4,363
KeyCorp. 5.1% 3/24/21	4,303	4,496
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	4,839	4,660
2.95% 3/1/21	4,196	4,153
3.455% 3/2/23	6,000	5,971
Mitsubishi UFJ Trust & Banking Corp. 2.45% 10/16/19 (a)	5,070	5,038
MUFG Americas Holdings Corp. 2.25% 2/10/20	3,292	3,257
Regions Financial Corp.:
2.75% 8/14/22	5,593	5,424
3.2% 2/8/21	4,701	4,683
Royal Bank of Canada 2.35% 10/30/20	6,360	6,260
Royal Bank of Scotland Group PLC:
4.5% 6/25/24 (b)	6,878	6,892
5.125% 5/28/24	5,130	5,146
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	5,000	4,859
Sumitomo Mitsui Financial Group, Inc. 2.934% 3/9/21	4,046	4,004
SunTrust Banks, Inc. 2.9% 3/3/21	4,672	4,630
Synovus Financial Corp. 3.125% 11/1/22	6,476	6,201
The Toronto-Dominion Bank:
1.8% 7/13/21	8,310	8,001
2.125% 4/7/21	4,740	4,611
Wells Fargo & Co.:
3% 1/22/21	6,034	6,009
4.3% 7/22/27	4,780	4,777
Westpac Banking Corp. 2.8% 1/11/22	4,802	4,706
		303,003
Capital Markets - 3.1%
BlackRock, Inc. 4.25% 5/24/21	3,460	3,574
Credit Suisse Group AG 4.207% 6/12/24 (a)(b)	10,000	10,041
Deutsche Bank AG London Branch 2.5% 2/13/19	8,876	8,842
Deutsche Bank AG New York Branch 3.15% 1/22/21	3,413	3,335
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,196	6,059
3.2% 2/23/23	13,500	13,260
IntercontinentalExchange, Inc. 2.75% 12/1/20	1,103	1,094
Lazard Group LLC 4.25% 11/14/20	1,723	1,754
Moody's Corp.:
2.75% 12/15/21	779	764
3.25% 6/7/21	2,980	2,972
Morgan Stanley:
2.5% 4/21/21	5,000	4,898
3.125% 1/23/23	5,609	5,512
3.737% 4/24/24 (b)	5,698	5,676
3.875% 1/27/26	4,600	4,536
4.875% 11/1/22	3,010	3,135
5.625% 9/23/19	933	959
5.75% 1/25/21	4,378	4,622
7.3% 5/13/19	3,668	3,780
		84,813
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,800	5,617
3.5% 5/26/22	1,109	1,092
4.125% 7/3/23	2,092	2,088
Ally Financial, Inc. 4.25% 4/15/21	7,800	7,821
Capital One Financial Corp. 3.2% 1/30/23	6,000	5,853
Discover Financial Services:
3.85% 11/21/22	196	195
5.2% 4/27/22	5,287	5,496
Ford Motor Credit Co. LLC:
3.157% 8/4/20	3,320	3,279
3.336% 3/18/21	7,800	7,642
3.339% 3/28/22	2,657	2,569
4.14% 2/15/23	5,500	5,418
4.25% 9/20/22	4,080	4,047
Hyundai Capital America:
2.55% 2/6/19 (a)	2,513	2,509
3% 10/30/20 (a)	6,329	6,241
Synchrony Financial:
3% 8/15/19	1,208	1,206
3.75% 8/15/21	4,450	4,440
		65,513
Diversified Financial Services - 0.7%
AXA Equitable Holdings, Inc. 4.35% 4/20/28 (a)	5,800	5,617
Brixmor Operating Partnership LP:
3.85% 2/1/25	2,929	2,845
3.875% 8/15/22	3,628	3,622
4.125% 6/15/26	1,347	1,316
USAA Capital Corp. 2% 6/1/21 (a)	4,738	4,585
		17,985
Insurance - 3.3%
AIA Group Ltd.:
2.25% 3/11/19 (a)	743	740
3.9% 4/6/28 (a)	8,500	8,443
American International Group, Inc.:
3.3% 3/1/21	5,232	5,229
4.2% 4/1/28	7,000	6,952
4.875% 6/1/22	6,517	6,828
Aon Corp. 5% 9/30/20	4,000	4,133
Aon PLC 3.875% 12/15/25	6,215	6,219
Hartford Financial Services Group, Inc. 5.125% 4/15/22	1,889	1,993
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	5,410	5,598
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	4,925	5,102
MassMutual Global Funding II 2.5% 4/13/22 (a)	6,290	6,138
Metropolitan Life Global Funding I 2.65% 4/8/22 (a)	7,790	7,589
Pricoa Global Funding I 2.45% 9/21/22 (a)	4,504	4,356
Prudential Financial, Inc. 4.5% 11/15/20	4,820	4,960
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	4,303	4,633
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	980	979
Unum Group:
4% 3/15/24	3,330	3,318
5.625% 9/15/20	5,021	5,224
		88,434

TOTAL FINANCIALS		559,748

HEALTH CARE - 3.0%
Biotechnology - 0.1%
Celgene Corp. 2.875% 8/15/20	3,000	2,985
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 2.9% 11/30/21	4,648	4,597
Becton, Dickinson & Co. 2.894% 6/6/22	1,094	1,065
		5,662
Health Care Providers & Services - 1.7%
Aetna, Inc. 2.75% 11/15/22	597	578
Anthem, Inc. 3.35% 12/1/24	4,000	3,890
CVS Health Corp.:
2.8% 7/20/20	2,854	2,834
3.7% 3/9/23	2,000	1,995
4.1% 3/25/25	5,945	5,952
4.125% 5/15/21	4,367	4,442
4.3% 3/25/28	5,860	5,816
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	501	502
4.272% 8/28/23 (a)	641	644
Express Scripts Holding Co.:
2.6% 11/30/20	1,311	1,289
4.75% 11/15/21	2,329	2,407
UnitedHealth Group, Inc.:
2.125% 3/15/21	4,680	4,572
2.75% 2/15/23	684	668
3.35% 7/15/22	1,155	1,161
3.875% 10/15/20	5,296	5,381
WellPoint, Inc. 3.125% 5/15/22	4,290	4,231
		46,362
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.:
3.3% 2/15/22	3,414	3,400
4.15% 2/1/24	918	939
		4,339
Pharmaceuticals - 0.8%
Actavis Funding SCS 3% 3/12/20	6,026	6,010
Mylan NV:
2.5% 6/7/19	921	917
4.55% 4/15/28 (a)	2,226	2,176
Perrigo Co. PLC 3.5% 3/15/21	2,617	2,599
Perrigo Finance PLC 3.5% 12/15/21	351	348
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	8,037	7,766
Zoetis, Inc.:
3.25% 2/1/23	1,553	1,534
3.45% 11/13/20	887	892
		22,242

TOTAL HEALTH CARE		81,590

INDUSTRIALS - 2.7%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc.:
2.85% 12/15/20 (a)	6,260	6,195
3.8% 10/7/24 (a)	2,162	2,156
Harris Corp. 4.4% 6/15/28	5,600	5,685
United Technologies Corp. 3.35% 8/16/21	1,618	1,622
		15,658
Airlines - 0.5%
Delta Air Lines, Inc.:
2.875% 3/13/20	6,200	6,153
3.8% 4/19/23	2,800	2,770
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	39	39
United Airlines, Inc. equipment trust certificate 4.6% 3/1/26	5,324	5,361
		14,323
Building Products - 0.1%
Masco Corp. 3.5% 4/1/21	3,053	3,049
Electrical Equipment - 0.1%
Fortive Corp. 2.35% 6/15/21	2,288	2,223
Industrial Conglomerates - 0.5%
General Electric Co. 2.7% 10/9/22	3,340	3,257
Roper Technologies, Inc.:
2.05% 10/1/18	5,730	5,728
3% 12/15/20	3,140	3,124
		12,109
Machinery - 0.3%
Deere & Co. 2.6% 6/8/22	8,200	8,049
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	924	916
		8,965
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
2.625% 7/1/22	3,000	2,885
3.375% 6/1/21	4,710	4,682
4.75% 3/1/20	2,913	2,971
International Lease Finance Corp. 5.875% 8/15/22	6,480	6,900
		17,438

TOTAL INDUSTRIALS		73,765

INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.2%
Cisco Systems, Inc. 1.85% 9/20/21	4,829	4,675
Electronic Equipment & Components - 0.7%
Amphenol Corp.:
3.125% 9/15/21	1,119	1,109
3.2% 4/1/24	1,056	1,021
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	9,430	9,590
5.45% 6/15/23 (a)	6,263	6,573
		18,293
IT Services - 0.2%
The Western Union Co. 4.25% 6/9/23	5,500	5,510
Semiconductors & Semiconductor Equipment - 0.2%
NVIDIA Corp. 2.2% 9/16/21	6,440	6,264

TOTAL INFORMATION TECHNOLOGY		34,742

MATERIALS - 1.1%
Chemicals - 0.8%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP:
2.45% 5/1/20 (a)	2,969	2,939
3.3% 5/1/23 (a)	3,392	3,370
LYB International Finance II BV 3.5% 3/2/27	3,160	3,003
The Dow Chemical Co. 4.125% 11/15/21	4,063	4,145
The Mosaic Co.:
3.25% 11/15/22	1,917	1,881
4.25% 11/15/23	5,095	5,165
		20,503
Construction Materials - 0.3%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	8,500	8,305

TOTAL MATERIALS		28,808

REAL ESTATE - 4.6%
Equity Real Estate Investment Trusts (REITs) - 3.4%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	723	718
4.6% 4/1/22	1,262	1,302
4.7% 7/1/30	3,170	3,243
AvalonBay Communities, Inc. 3.625% 10/1/20	1,583	1,594
Boston Properties, Inc.:
3.2% 1/15/25	3,000	2,890
3.85% 2/1/23	3,900	3,937
Camden Property Trust 4.25% 1/15/24	2,807	2,864
Corporate Office Properties LP:
3.7% 6/15/21	2,256	2,238
5% 7/1/25	1,529	1,570
DDR Corp.:
3.625% 2/1/25	1,358	1,300
4.25% 2/1/26	2,246	2,217
4.625% 7/15/22	6,764	6,954
Duke Realty LP:
3.625% 4/15/23	1,976	1,966
3.875% 10/15/22	3,009	3,050
Equity One, Inc. 3.75% 11/15/22	8,200	8,190
ERP Operating LP:
4.625% 12/15/21	3,194	3,311
4.75% 7/15/20	2,996	3,070
HCP, Inc. 4.25% 11/15/23	5,100	5,152
Healthcare Trust of America Holdings LP 2.95% 7/1/22	4,747	4,618
Kimco Realty Corp.:
3.2% 5/1/21	5,040	5,004
3.4% 11/1/22	2,493	2,461
Lexington Corporate Properties Trust 4.4% 6/15/24	1,190	1,178
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,051	3,050
4.5% 1/15/25	1,111	1,100
4.5% 4/1/27	3,298	3,201
4.95% 4/1/24	1,104	1,128
5.25% 1/15/26	3,160	3,231
Regency Centers LP 3.75% 6/15/24	2,349	2,320
Simon Property Group LP:
2.35% 1/30/22	1,248	1,211
2.625% 6/15/22	4,174	4,074
Ventas Realty LP:
3.125% 6/15/23	885	861
4% 3/1/28	1,168	1,143
Welltower, Inc. 3.95% 9/1/23	2,307	2,323
		92,469
Real Estate Management & Development - 1.2%
Brandywine Operating Partnership LP 3.95% 2/15/23	4,400	4,389
Digital Realty Trust LP:
3.4% 10/1/20	3,292	3,298
3.95% 7/1/22	4,592	4,646
Liberty Property LP:
4.125% 6/15/22	1,971	2,012
4.75% 10/1/20	7,111	7,286
Mack-Cali Realty LP 4.5% 4/18/22	1,234	1,205
Post Apartment Homes LP 3.375% 12/1/22	2,705	2,674
Tanger Properties LP 3.75% 12/1/24	3,076	2,978
Washington Prime Group LP 3.85% 4/1/20	4,940	4,893
		33,381

TOTAL REAL ESTATE		125,850

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.:
2.8% 2/17/21	7,750	7,661
3% 6/30/22	2,110	2,061
3.4% 5/15/25	4,920	4,674
3.6% 2/17/23	2,810	2,796
5.875% 10/1/19	287	296
SBA Tower Trust 3.156% 10/15/20 (a)	4,730	4,697
Verizon Communications, Inc.:
1.75% 8/15/21	1,403	1,349
2.946% 3/15/22	2,884	2,845
3% 11/1/21	9,890	9,830
5.15% 9/15/23	4,000	4,289
		40,498
UTILITIES - 4.0%
Electric Utilities - 2.3%
American Electric Power Co., Inc. 2.15% 11/13/20	3,740	3,662
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	6,000	5,730
Commonwealth Edison Co. 4% 8/1/20	4,400	4,470
Duke Energy Corp. 1.8% 9/1/21	1,793	1,718
Duquesne Light Holdings, Inc. 6.4% 9/15/20 (a)	369	388
Edison International 2.95% 3/15/23	1,206	1,158
Eversource Energy:
2.5% 3/15/21	2,923	2,869
2.8% 5/1/23	4,679	4,527
Exelon Corp.:
2.85% 6/15/20	934	928
3.497% 6/1/22 (b)	5,741	5,671
FirstEnergy Corp. 4.25% 3/15/23	4,000	4,079
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,226	1,185
ITC Holdings Corp. 2.7% 11/15/22	3,739	3,604
LG&E and KU Energy LLC 3.75% 11/15/20	19	19
Pacific Gas & Electric Co. 3.25% 9/15/21	662	652
PPL Capital Funding, Inc. 4.2% 6/15/22	4,268	4,342
Progress Energy, Inc. 4.4% 1/15/21	4,958	5,066
Southern Co. 2.35% 7/1/21	7,954	7,717
Tampa Electric Co. 5.4% 5/15/21	1,635	1,717
TECO Finance, Inc. 5.15% 3/15/20	1,709	1,755
Wisconsin Electric Power Co. 2.95% 9/15/21	768	760
Xcel Energy, Inc. 2.4% 3/15/21	1,730	1,695
		63,712
Gas Utilities - 0.1%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,325	1,357
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	806	786
Multi-Utilities - 1.6%
Berkshire Hathaway Energy Co. 3.25% 4/15/28	6,000	5,734
Consolidated Edison Co. of New York, Inc. 4.45% 6/15/20	4,620	4,726
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	4,542	4,372
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(c)	4,221	4,063
2% 8/15/21	1,807	1,735
NiSource Finance Corp. 2.65% 11/17/22	5,299	5,110
NiSource, Inc. 3.65% 6/15/23 (a)	5,200	5,198
Public Service Enterprise Group, Inc. 2% 11/15/21	2,151	2,053
Sempra Energy:
2.875% 10/1/22	1,677	1,634
3.4% 2/1/28	5,950	5,591
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(c)	3,383	3,292
		43,508

TOTAL UTILITIES		109,363

TOTAL NONCONVERTIBLE BONDS
(Cost $1,372,564)		1,366,925

U.S. Treasury Obligations - 35.1%
U.S. Treasury Notes:
1.375% 3/31/20	$324,530	$318,439
2.125% 6/30/22	72,706	71,101
2.125% 5/15/25	217,157	208,021
2.25% 2/15/27	255,926	244,439
2.375% 8/15/24	113,529	110,913
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $972,003)		952,913

U.S. Government Agency - Mortgage Securities - 0.7%
Fannie Mae - 0.4%
2.5% 1/1/33	6,124	5,913
5.5% 11/1/34 to 6/1/36	2,995	3,253
6.5% 7/1/32 to 8/1/36	1,824	2,031
7% 8/1/25 to 2/1/32	8	9
7.5% 11/1/22 to 8/1/29	72	79

TOTAL FANNIE MAE		11,285

Freddie Mac - 0.2%
5.5% 3/1/34 to 7/1/35	5,057	5,481
7.5% 7/1/27 to 1/1/33	14	15

TOTAL FREDDIE MAC		5,496

Ginnie Mae - 0.1%
7% 1/15/28 to 11/15/32	1,340	1,520
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $18,394)		18,301

Asset-Backed Securities - 1.2%
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.125% 3.1898% 2/25/35 (b)(c)	$1,145	$1,148
Capital Auto Receivables Asset Trust Series 2016-1 Class A3, 1.73% 4/20/20	706	706
Dell Equipment Finance Trust Series 2017-2 Class A3, 2.19% 10/24/22 (a)	2,053	2,034
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)	5,333	5,362
Ford Credit Auto Owner Trust Series 2016-1 Class A, 2.31% 8/15/27 (a)	6,130	6,009
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.24% 11/15/34 (a)(b)(c)	230	226
Class B, 1 month U.S. LIBOR + 0.280% 2.3427% 11/15/34 (a)(b)(c)	83	82
Class C, 1 month U.S. LIBOR + 0.380% 2.4427% 11/15/34 (a)(b)(c)	138	131
Class D, 1 month U.S. LIBOR + 0.750% 2.8127% 11/15/34 (a)(b)(c)	52	49
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(c)	2,280	1,783
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, 1 month U.S. LIBOR + 5.250% 7.3148% 8/25/34 (b)(c)	186	180
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.5748% 9/25/35 (b)(c)	567	565
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3098% 1/25/36 (b)(c)	665	666
Prosper Marketplace Issuance Trust Series 2017-3A Class A, 2.36% 11/15/23 (a)	1,805	1,798
Santander Retail Auto Lease Trust Series 2018-A Class A3, 2.93% 5/20/21 (a)	4,808	4,794
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(c)	145	144
Thunderbolt Aircraft Lease Ltd. Series 2017-A Class A, 4.212% 5/17/32 (a)	2,962	2,993
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	3,348	3,358
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8973% 4/6/42 (a)(b)(c)(d)	1,745	1,081
TOTAL ASSET-BACKED SECURITIES
(Cost $30,122)		33,109

Collateralized Mortgage Obligations - 1.6%
Private Sponsor - 0.0%
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(c)	114	112
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(c)	6	6

TOTAL PRIVATE SPONSOR		118

U.S. Government Agency - 1.6%
Fannie Mae:
planned amortization class Series 2015-28 Class P, 2.5% 5/25/45	10,492	10,160
Series 2013-16 Class GP, 3% 3/25/33	9,067	9,032
Series 2015-28 Class JE, 3% 5/25/45	7,074	6,999
Series 2016-19 Class AH, 3% 4/25/46	4,527	4,478
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	825	856
Freddie Mac Seasoned Credit Risk Transfer Series sequential payer Series 2018-3 Class MA, 3.5% 8/25/57	13,170	13,100

TOTAL U.S. GOVERNMENT AGENCY		44,625

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $46,477)		44,743

Commercial Mortgage Securities - 5.2%
7 WTC Depositor LLC Trust Series 2012-7WTC Class A, 4.0824% 3/13/31 (a)	84	84
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(e)	21	0
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	4,947	4,952
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.3398% 12/25/33 (a)(b)(c)	11	12
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(c)	223	209
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(c)	16	17
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(c)	72	67
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(c)	34	32
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(c)	32	29
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(c)	28	26
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(c)	28	22
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(c)	29	23
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.4948% 10/25/36 (a)(b)(c)	16	16
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(c)	168	156
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(c)	175	169
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(c)	164	161
Class M1, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	76	71
Class M2, 1 month U.S. LIBOR + 0.410% 2.4748% 7/25/37 (a)(b)(c)	41	38
Class M3, 1 month U.S. LIBOR + 0.490% 2.5548% 7/25/37 (a)(b)(c)	34	28
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(c)	132	124
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(c)	45	42
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(c)	48	43
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	76	65
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(c)	90	75
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(c)	46	45
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class A, 2.808% 4/10/28 (a)	4,927	4,907
Class D, 3.768% 4/10/28 (a)	1,568	1,566
Citigroup Commercial Mortgage Trust sequential payer Series 2014-GC23 Class A3, 3.356% 7/10/47	5,277	5,261
COMM Mortgage Trust:
sequential payer:
Series 2012-CR3 Class A3, 2.822% 10/15/45	1,527	1,500
Series 2012-LC4 Class A4, 3.288% 12/10/44	5,094	5,091
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	984	969
Series 2013-CR6 Class A4, 3.101% 3/10/46	3,556	3,532
Series 2013-LC6 Class ASB, 2.478% 1/10/46	6,904	6,818
Series 2014-CR15 Class A2, 2.928% 2/10/47	5,098	5,099
Freddie Mac Series K079 Class A1, 3.729% 2/25/28	1,767	1,814
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.4949% 12/15/34 (a)(b)	6,240	6,240
Class CFX, 3.4949% 12/15/34 (a)(b)	2,801	2,796
GS Mortgage Securities Trust sequential payer Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	7,003	7,293
Class A3, 3.482% 1/10/45	3,142	3,167
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	6,367	6,486
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10 Class A5, 3.1425% 12/15/47	2,478	2,463
Series 2018-AON Class D, 4.767% 7/5/31 (a)	5,354	5,513
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (a)	3,141	3,246
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.3027% 8/15/46 (b)	1,650	1,707
Series 2013-C7 Class A4, 2.918% 2/15/46	7,556	7,448
Series 2014-C17 Class ASB, 3.477% 8/15/47	4,305	4,318
Morgan Stanley Capital I Trust sequential payer Series 2011-C2 Class A4, 4.661% 6/15/44 (a)	2,641	2,730
MSCG Trust Series 2016-SNR Class A, 3.4596% 11/15/34 (a)(b)	2,485	2,424
RETL floater Series 2018-RVP Class A, 1 month U.S. LIBOR + 1.100% 3.1627% 3/15/33 (a)(b)(c)	4,390	4,405
SBA Tower Trust 3.168% 4/9/47 (a)	6,190	6,083
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.2269% 12/15/50 (b)(e)	94,492	6,828
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	3,400	3,449
WF-RBS Commercial Mortgage Trust:
sequential payer:
Series 2012-C9 Class A3, 2.87% 11/15/45	2,901	2,859
Series 2013-C11 Class A5, 3.071% 3/15/45	6,010	5,955
Series 2013-C11 Class ASB, 2.63% 3/15/45	7,845	7,769
Series 2013-C12 Class A4, 3.198% 3/15/48	5,371	5,347
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $143,947)		141,589

Municipal Securities - 0.6%
Illinois Gen. Oblig. Series 2011, 5.877% 3/1/19	10,620	10,756
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	1,515	1,482
New York Urban Dev. Corp. Rev. Series 2017 B, 2.67% 3/15/23	3,815	3,735
TOTAL MUNICIPAL SECURITIES
(Cost $16,091)		15,973

Foreign Government and Government Agency Obligations - 0.6%
Ontario Province 2.4% 2/8/22	$10,820	$10,566
Province of Quebec 2.375% 1/31/22	6,291	6,153
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,088)		16,719

Bank Notes - 1.6%
Capital One NA 2.95% 7/23/21	3,430	3,379
Citizens Bank NA 2.25% 10/30/20	4,523	4,419
Compass Bank 2.875% 6/29/22	3,074	2,975
Discover Bank:
(Delaware) 3.2% 8/9/21	$3,500	$3,468
3.1% 6/4/20	3,441	3,427
Manufacturers & Traders Trust Co. 2.5% 5/18/22	4,630	4,491
PNC Bank NA:
2.45% 11/5/20	4,458	4,394
2.55% 12/9/21	6,260	6,112
SunTrust Bank 2.75% 5/1/23	4,300	4,172
Wells Fargo Bank NA 3.55% 8/14/23	5,500	5,517
TOTAL BANK NOTES
(Cost $43,070)		42,354
	Shares	Value (000s)

Fixed-Income Funds - 1.1%
Fidelity Specialized High Income Central Fund (f)
(Cost $31,963)	308,203	30,768

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 1.97% (g)
(Cost $37,817)	37,809,293	37,817
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $2,729,536)		2,701,211
NET OTHER ASSETS (LIABILITIES) - 0.6%		17,599
NET ASSETS - 100%		$2,718,810

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $290,254,000 or 10.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Level 3 security

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$300
Fidelity Specialized High Income Central Fund	2,142
Total	$2,442

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$30,042	$2,143	$--	$--	$(1,417)	$30,768	4.3%
Total	$30,042	$2,143	$--	$--	$(1,417)	$30,768

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$1,366,925	$--	$1,366,925	$--
U.S. Government and Government Agency Obligations	952,913	--	952,913	--
U.S. Government Agency - Mortgage Securities	18,301	--	18,301	--
Asset-Backed Securities	33,109	--	32,028	1,081
Collateralized Mortgage Obligations	44,743	--	44,743	--
Commercial Mortgage Securities	141,589	--	141,589	--
Municipal Securities	15,973	--	15,973	--
Foreign Government and Government Agency Obligations	16,719	--	16,719	--
Bank Notes	42,354	--	42,354	--
Fixed-Income Funds	30,768	30,768	--	--
Money Market Funds	37,817	37,817	--	--
Total Investments in Securities:	$2,701,211	$68,585	$2,631,545	$1,081

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,659,756)	$2,632,626
Fidelity Central Funds (cost $69,780)	68,585
Total Investment in Securities (cost $2,729,536)		$2,701,211
Receivable for fund shares sold		1,809
Dividends receivable		18
Interest receivable		18,568
Distributions receivable from Fidelity Central Funds		33
Other receivables		360
Total assets		2,721,999
Liabilities
Payable for fund shares redeemed	1,756
Distributions payable	269
Accrued management fee	692
Transfer agent fee payable	227
Other affiliated payables	102
Other payables and accrued expenses	143
Total liabilities		3,189
Net Assets		$2,718,810
Net Assets consist of:
Paid in capital		$2,763,820
Undistributed net investment income		2,183
Accumulated undistributed net realized gain (loss) on investments		(18,868)
Net unrealized appreciation (depreciation) on investments		(28,325)
Net Assets, for 256,893 shares outstanding		$2,718,810
Net Asset Value, offering price and redemption price per share ($2,718,810 ÷ 256,893 shares)		$10.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Interest		$82,157
Income from Fidelity Central Funds		1,858
Total income		84,015
Expenses
Management fee	$8,834
Transfer agent fees	2,887
Fund wide operations fee	1,259
Independent trustees' fees and expenses	12
Commitment fees	9
Total expenses before reductions	13,001
Expense reductions	(1)
Total expenses after reductions		13,000
Net investment income (loss)		71,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,001)
Fidelity Central Funds	(3)
Capital gain distributions from Fidelity Central Funds	584
Total net realized gain (loss)		(11,420)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(92,122)
Fidelity Central Funds	(1,417)
Total change in net unrealized appreciation (depreciation)		(93,539)
Net gain (loss)		(104,959)
Net increase (decrease) in net assets resulting from operations		$(33,944)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,015	$74,952
Net realized gain (loss)	(11,420)	(3,289)
Change in net unrealized appreciation (depreciation)	(93,539)	(37,234)
Net increase (decrease) in net assets resulting from operations	(33,944)	34,429
Distributions to shareholders from net investment income	(68,154)	(68,692)
Share transactions
Proceeds from sales of shares	497,023	667,856
Reinvestment of distributions	65,039	65,672
Cost of shares redeemed	(806,077)	(862,360)
Net increase (decrease) in net assets resulting from share transactions	(244,015)	(128,832)
Total increase (decrease) in net assets	(346,113)	(163,095)
Net Assets
Beginning of period	3,064,923	3,228,018
End of period	$2,718,810	$3,064,923
Other Information
Undistributed net investment income end of period	$2,183	$3,726
Shares
Sold	46,433	61,471
Issued in reinvestment of distributions	6,095	6,031
Redeemed	(75,443)	(79,320)
Net increase (decrease)	(22,915)	(11,818)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$11.07	$10.85	$10.98	$10.79
Income from Investment Operations
Net investment income (loss)A	.263	.261	.297	.276	.281
Net realized and unrealized gain (loss)	(.380)	(.142)	.188	(.158)	.166
Total from investment operations	(.117)	.119	.485	.118	.447
Distributions from net investment income	(.253)	(.239)	(.265)	(.248)	(.251)
Tax return of capital	–	–	–	–	(.006)
Total distributions	(.253)	(.239)	(.265)	(.248)	(.257)
Net asset value, end of period	$10.58	$10.95	$11.07	$10.85	$10.98
Total ReturnB	(1.07)%	1.11%	4.53%	1.08%	4.18%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.46%	2.40%	2.73%	2.52%	2.58%
Supplemental Data
Net assets, end of period (in millions)	$2,719	$3,065	$3,228	$3,181	$3,453
Portfolio turnover rateE	49%	59%	58%	53%	109%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $145 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, partnerships (including allocations from Fidelity Central Funds), expiring capital loss carryforwards, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,703
Gross unrealized depreciation	(46,932)
Net unrealized appreciation (depreciation)	$(32,229)
Tax Cost	$2,733,440

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,160)
Net unrealized appreciation (depreciation) on securities and other investments	$(32,229)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,306)
Long-term	(2,854)
Total capital loss carryforward	$(10,160)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$68,154	$ 68,692

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $540,411 and $652,767, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .04% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Intermediate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Actual	.45%	$1,000.00	$1,009.60	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 25.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $41,814,244 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IBF-ANN-1018
1.703559.121

Fidelity® Investment Grade Bond Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Investment Grade Bond Fund	(0.93)%	2.71%	4.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Fund, a class of the fund, on August 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,036	Fidelity® Investment Grade Bond Fund
$14,380	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Manager Jeffrey Moore:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -1% to -2%, net of fees, compared with a -1.05% return for the benchmark Bloomberg Barclays Aggregate Bond Index. Keeping the fund's duration – its sensitivity to interest rates – shorter than that of the benchmark contributed to the fund's relative performance. We meaningfully underweighted longer-term corporate bonds, which lagged their shorter-duration counterparts. This helped us as the yield curve remained flat. Elsewhere, security selection among corporate bonds, especially those issued by energy companies and financial institutions, added value. Another source of strength was our out-of-benchmark exposure to Treasury Inflation-Protected Securities (TIPS), which proved helpful as TIPS prices drifted higher along with inflation expectations. Out-of-benchmark exposure to high-yield bonds further contributed to the result. Here, we mostly maintained a stake in bonds rated BB, the top credit tier of the high-yield investment universe, for added diversification. Security selection within the high yield segment detracted, however, tempering our overall return from this category. Other modest negatives included security selection among agency mortgage bonds and mortgage-backed securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	67.5%
AAA	0.5%
A	4.0%
BBB	18.0%
BB and Below	8.2%
Not Rated	0.5%
Short-Term Investments and Net Other Assets	1.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *,**,***
Corporate Bonds	28.2%
U.S. Government and U.S. Government Agency Obligations	67.5%
Asset-Backed Securities	1.1%
CMOs and Other Mortgage Related Securities	0.3%
Municipal Bonds	0.7%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 5.7%

 ** Futures and Swaps - 0.5%

 *** Written options - (0.2)%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.0%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.3%
General Motors Co. 3.5% 10/2/18	$5,025	$5,029
General Motors Financial Co., Inc.:
3.5% 7/10/19	5,942	5,974
3.7% 5/9/23	19,000	18,617
4.25% 5/15/23	2,950	2,961
4.375% 9/25/21	11,530	11,738
		44,319
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 2.75% 12/9/20	1,394	1,386
Household Durables - 0.3%
Toll Brothers Finance Corp.:
4.35% 2/15/28	10,000	9,150
4.875% 3/15/27	29,787	28,521
		37,671
Media - 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	12,996	13,255
4.908% 7/23/25	10,079	10,277
5.375% 5/1/47	68,796	64,168
Comcast Corp.:
3.9% 3/1/38	2,379	2,203
3.969% 11/1/47	7,702	6,972
3.999% 11/1/49	8,749	7,879
4% 3/1/48	4,337	3,918
4.6% 8/15/45	6,264	6,159
4.65% 7/15/42	5,597	5,564
NBCUniversal, Inc.:
4.45% 1/15/43	4,436	4,265
5.95% 4/1/41	3,103	3,595
Time Warner Cable, Inc.:
4% 9/1/21	27,833	28,049
4.5% 9/15/42	891	751
5.5% 9/1/41	3,321	3,190
5.875% 11/15/40	7,141	7,135
6.55% 5/1/37	8,170	8,822
7.3% 7/1/38	8,218	9,548
8.25% 4/1/19	10,913	11,238
Time Warner, Inc.:
4.9% 6/15/42	15,000	14,016
6.2% 3/15/40	5,000	5,391
		216,395

TOTAL CONSUMER DISCRETIONARY		299,771

CONSUMER STAPLES - 1.1%
Beverages - 0.9%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	15,320	15,142
3.3% 2/1/23	16,500	16,370
3.65% 2/1/26	17,900	17,511
4.7% 2/1/36	15,622	15,836
4.9% 2/1/46	31,247	31,755
Anheuser-Busch InBev Worldwide, Inc.:
3.75% 1/15/22	3,930	3,992
4.75% 4/15/58	12,247	12,016
Constellation Brands, Inc. 4.75% 11/15/24	8,249	8,583
		121,205
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	4,181	4,170
Tobacco - 0.2%
Altria Group, Inc. 9.25% 8/6/19	1,776	1,879
Reynolds American, Inc.:
4% 6/12/22	2,039	2,064
5.7% 8/15/35	1,694	1,827
6.15% 9/15/43	2,440	2,726
7.25% 6/15/37	9,654	12,114
		20,610

TOTAL CONSUMER STAPLES		145,985

ENERGY - 4.0%
Energy Equipment & Services - 0.0%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	3,162	3,294
Oil, Gas & Consumable Fuels - 4.0%
Amerada Hess Corp. 7.875% 10/1/29	4,826	5,876
Anadarko Finance Co. 7.5% 5/1/31	11,452	14,337
Anadarko Petroleum Corp.:
4.85% 3/15/21	2,716	2,800
5.55% 3/15/26	5,568	5,983
6.6% 3/15/46	7,480	9,002
Canadian Natural Resources Ltd.:
3.45% 11/15/21	5,750	5,741
5.85% 2/1/35	4,394	4,944
Cenovus Energy, Inc. 4.25% 4/15/27	10,629	10,267
Chesapeake Energy Corp.:
6.125% 2/15/21	22,015	22,455
6.625% 8/15/20	23,170	24,039
8% 12/15/22 (a)	5,497	5,779
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	6,073	6,054
4.5% 6/1/25	1,849	1,867
DCP Midstream LLC:
4.75% 9/30/21 (a)	4,849	4,922
5.35% 3/15/20 (a)	4,973	5,085
5.85% 5/21/43 (a)(b)	9,697	8,921
DCP Midstream Operating LP:
2.7% 4/1/19	1,510	1,501
3.875% 3/15/23	6,765	6,596
5.6% 4/1/44	5,868	5,633
El Paso Corp. 6.5% 9/15/20	16,220	17,186
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	1,789	1,781
3.9% 5/15/24 (b)	1,887	1,824
Enbridge Energy Partners LP 4.2% 9/15/21	5,694	5,753
Enbridge, Inc.:
4.25% 12/1/26	3,172	3,186
5.5% 12/1/46	3,661	4,105
Energy Transfer Partners LP:
4.2% 9/15/23	2,611	2,641
4.95% 6/15/28	8,909	9,089
5.8% 6/15/38	4,968	5,136
6% 6/15/48	3,235	3,433
Marathon Petroleum Corp. 5.125% 3/1/21	3,437	3,573
MPLX LP 4.875% 12/1/24	4,286	4,450
Nakilat, Inc. 6.067% 12/31/33 (a)	2,634	2,878
Petrobras Global Finance BV 7.25% 3/17/44	59,561	54,558
Petroleos Mexicanos:
4.625% 9/21/23	12,890	12,668
4.875% 1/18/24	4,376	4,288
5.375% 3/13/22	4,905	5,013
5.625% 1/23/46	29,284	24,127
6.375% 2/4/21	11,660	12,185
6.375% 1/23/45	15,899	14,243
6.5% 3/13/27	9,240	9,355
6.5% 6/2/41	50,934	46,638
6.75% 9/21/47	43,830	40,573
Phillips 66 Co. 4.3% 4/1/22	4,638	4,773
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	8,204	8,127
Southwestern Energy Co. 6.2% 1/23/25 (b)	16,780	16,801
The Williams Companies, Inc.:
3.7% 1/15/23	1,754	1,736
4.55% 6/24/24	19,170	19,566
Western Gas Partners LP:
4.65% 7/1/26	1,992	1,994
4.75% 8/15/28	2,684	2,671
5.375% 6/1/21	10,438	10,816
Williams Partners LP:
4% 11/15/21	1,262	1,278
4.125% 11/15/20	1,029	1,042
4.3% 3/4/24	4,326	4,377
		513,666

TOTAL ENERGY		516,960

FINANCIALS - 11.8%
Banks - 7.1%
Bank of America Corp.:
3.004% 12/20/23 (b)	2,852	2,776
3.3% 1/11/23	5,772	5,727
3.419% 12/20/28 (b)	11,276	10,625
3.5% 4/19/26	13,196	12,846
3.95% 4/21/25	81,767	80,448
4% 1/22/25	58,310	57,643
4.1% 7/24/23	3,096	3,173
4.183% 11/25/27	15,000	14,652
4.2% 8/26/24	18,046	18,131
4.25% 10/22/26	69,214	68,716
Barclays Bank PLC 10.179% 6/12/21 (a)	3,800	4,363
Barclays PLC:
2.75% 11/8/19	5,118	5,091
4.375% 1/12/26	9,700	9,474
BPCE SA 4.875% 4/1/26 (a)	16,029	16,170
Citigroup, Inc.:
2.7% 10/27/22	71,510	69,088
4.05% 7/30/22	2,865	2,896
4.125% 7/25/28	15,000	14,536
4.3% 11/20/26	3,834	3,780
4.4% 6/10/25	19,291	19,330
4.45% 9/29/27	6,820	6,756
4.5% 1/14/22	6,932	7,156
4.6% 3/9/26	14,491	14,620
5.3% 5/6/44	20,628	21,943
5.5% 9/13/25	16,800	17,895
Citizens Bank NA 2.55% 5/13/21	2,683	2,619
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	6,796	6,808
4.3% 12/3/25	13,920	13,864
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	21,098	20,483
3.8% 9/15/22	10,350	10,353
3.8% 6/9/23	14,963	14,870
Discover Bank 7% 4/15/20	6,703	7,047
Fifth Third Bancorp 8.25% 3/1/38	2,385	3,290
HSBC Holdings PLC:
4.25% 3/14/24	3,112	3,121
5.25% 3/14/44	2,255	2,361
Huntington Bancshares, Inc. 7% 12/15/20	1,597	1,721
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	2,874	2,601
5.71% 1/15/26 (a)	63,280	57,416
JPMorgan Chase & Co.:
2.95% 10/1/26	6,689	6,260
3.797% 7/23/24 (b)	21,497	21,570
3.875% 9/10/24	13,659	13,570
4.125% 12/15/26	55,021	54,929
4.35% 8/15/21	18,417	18,968
4.625% 5/10/21	2,717	2,813
Rabobank Nederland 4.375% 8/4/25	10,398	10,365
Regions Bank 6.45% 6/26/37	9,230	10,946
Regions Financial Corp. 3.2% 2/8/21	4,870	4,851
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	35,224	35,332
6% 12/19/23	29,479	30,738
6.1% 6/10/23	8,465	8,841
6.125% 12/15/22	47,560	49,884
Societe Generale 4.25% 4/14/25 (a)	15,438	14,992
Synchrony Bank 3% 6/15/22	8,650	8,326
		926,774
Capital Markets - 3.5%
Affiliated Managers Group, Inc. 4.25% 2/15/24	3,030	3,084
Deutsche Bank AG 4.5% 4/1/25	12,526	11,714
Deutsche Bank AG New York Branch:
3.3% 11/16/22	16,000	15,206
4.1% 1/13/26	18,090	17,299
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	23,101	22,591
3.2% 2/23/23	13,000	12,769
3.272% 9/29/25 (b)	77,992	75,046
4.25% 10/21/25	20,736	20,623
6.75% 10/1/37	64,251	77,536
IntercontinentalExchange, Inc.:
2.75% 12/1/20	2,475	2,455
3.75% 12/1/25	4,425	4,451
Lazard Group LLC 4.25% 11/14/20	4,700	4,786
Moody's Corp.:
3.25% 1/15/28	4,528	4,295
4.875% 2/15/24	4,251	4,467
Morgan Stanley:
3.125% 1/23/23	12,000	11,793
3.125% 7/27/26	32,079	29,969
3.625% 1/20/27	36,030	34,677
3.7% 10/23/24	10,321	10,231
3.75% 2/25/23	8,227	8,279
3.875% 4/29/24	9,504	9,551
4.1% 5/22/23	12,000	12,093
4.875% 11/1/22	21,614	22,515
5% 11/24/25	24,777	25,756
5.75% 1/25/21	10,138	10,703
		451,889
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	3,152	3,103
4.125% 7/3/23	9,228	9,209
4.5% 5/15/21	2,895	2,944
5% 10/1/21	4,340	4,484
Capital One Financial Corp. 3.8% 1/31/28	9,403	8,948
Discover Financial Services:
3.85% 11/21/22	4,866	4,848
3.95% 11/6/24	4,069	3,988
4.1% 2/9/27	9,942	9,633
5.2% 4/27/22	4,096	4,258
Ford Motor Credit Co. LLC 2.943% 1/8/19	17,950	17,945
Synchrony Financial:
3% 8/15/19	2,095	2,091
3.75% 8/15/21	3,164	3,157
3.95% 12/1/27	12,026	10,958
4.25% 8/15/24	3,185	3,088
		88,654
Diversified Financial Services - 0.1%
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	2,253	2,246
Brixmor Operating Partnership LP 4.125% 6/15/26	3,542	3,459
Voya Financial, Inc. 3.125% 7/15/24	5,434	5,169
		10,874
Insurance - 0.4%
AIA Group Ltd. 2.25% 3/11/19 (a)	1,290	1,284
American International Group, Inc. 4.875% 6/1/22	5,750	6,025
Aon Corp. 5% 9/30/20	2,135	2,206
Hartford Financial Services Group, Inc. 5.125% 4/15/22	5,844	6,165
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	5,273	5,456
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,941	3,047
Pacific LifeCorp 5.125% 1/30/43 (a)	5,696	6,112
Pricoa Global Funding I 5.375% 5/15/45 (b)	6,834	6,902
Prudential Financial, Inc. 4.5% 11/16/21	2,796	2,893
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (a)	1,736	1,734
4.125% 11/1/24 (a)	2,517	2,507
Unum Group:
5.625% 9/15/20	4,155	4,323
5.75% 8/15/42	3,522	3,757
		52,411

TOTAL FINANCIALS		1,530,602

HEALTH CARE - 1.1%
Biotechnology - 0.0%
AbbVie, Inc. 4.7% 5/14/45	6,560	6,402
Health Care Providers & Services - 0.9%
CVS Health Corp.:
4.1% 3/25/25	24,196	24,224
4.3% 3/25/28	28,098	27,886
4.78% 3/25/38	12,508	12,443
5.05% 3/25/48	18,391	18,638
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	2,339	2,346
4.272% 8/28/23 (a)	7,386	7,417
4.9% 8/28/28 (a)	3,110	3,134
HCA Holdings, Inc.:
3.75% 3/15/19	4,831	4,848
4.75% 5/1/23	300	305
5.875% 3/15/22	355	377
6.5% 2/15/20	4,514	4,686
WellPoint, Inc. 3.3% 1/15/23	9,384	9,296
		115,600
Pharmaceuticals - 0.2%
Mylan NV:
2.5% 6/7/19	3,677	3,660
3.15% 6/15/21	8,712	8,583
3.95% 6/15/26	4,484	4,252
Perrigo Finance PLC 3.5% 12/15/21	634	628
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	6,268	5,861
Zoetis, Inc. 3.25% 2/1/23	2,627	2,594
		25,578

TOTAL HEALTH CARE		147,580

INDUSTRIALS - 0.2%
Airlines - 0.0%
Continental Airlines, Inc. 6.545% 2/2/19	266	270
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	197	197
		467
Building Products - 0.0%
Masco Corp. 4.45% 4/1/25	2,260	2,295
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3% 9/15/23	1,265	1,206
3.375% 6/1/21	4,249	4,224
3.75% 2/1/22	6,348	6,366
3.875% 4/1/21	4,585	4,616
4.25% 9/15/24	5,062	5,075
		21,487
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	2,984	3,372

TOTAL INDUSTRIALS		27,621

INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	6,890	7,094
MATERIALS - 0.1%
Metals & Mining - 0.1%
Anglo American Capital PLC 4.125% 4/15/21 (a)	6,319	6,365
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	2,868	3,012
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	3,255	3,099
4.5% 8/1/47 (a)	3,305	3,212
		15,688
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	1,267	1,258
4.6% 4/1/22	1,830	1,888
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,860	1,850
Camden Property Trust:
2.95% 12/15/22	2,605	2,543
4.25% 1/15/24	4,889	4,988
Corporate Office Properties LP 5% 7/1/25	4,935	5,067
DDR Corp.:
3.625% 2/1/25	3,326	3,184
4.25% 2/1/26	2,697	2,662
4.625% 7/15/22	9,008	9,261
Duke Realty LP:
3.25% 6/30/26	1,279	1,206
3.625% 4/15/23	3,352	3,336
3.875% 10/15/22	9,433	9,563
4.375% 6/15/22	2,822	2,907
Equity One, Inc. 3.75% 11/15/22	12,000	11,985
Highwoods/Forsyth LP 3.2% 6/15/21	3,528	3,482
Lexington Corporate Properties Trust 4.4% 6/15/24	2,058	2,037
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	10,600	10,597
4.5% 1/15/25	4,371	4,327
4.5% 4/1/27	1,555	1,509
4.75% 1/15/28	24,521	24,140
4.95% 4/1/24	1,915	1,957
5.25% 1/15/26	8,152	8,334
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,392	1,320
5% 12/15/23	1,073	1,079
Ventas Realty LP:
3.125% 6/15/23	2,242	2,182
4% 3/1/28	4,669	4,570
4.125% 1/15/26	2,168	2,153
Weingarten Realty Investors 3.375% 10/15/22	990	979
WP Carey, Inc.:
4% 2/1/25	7,432	7,302
4.6% 4/1/24	11,566	11,742
		149,408
Real Estate Management & Development - 0.8%
Brandywine Operating Partnership LP:
3.95% 2/15/23	17,004	16,962
3.95% 11/15/27	9,514	9,102
4.1% 10/1/24	6,040	5,982
CBRE Group, Inc. 4.875% 3/1/26	17,030	17,686
Digital Realty Trust LP 3.95% 7/1/22	4,640	4,695
Essex Portfolio LP 3.875% 5/1/24	4,176	4,166
Liberty Property LP:
3.25% 10/1/26	3,443	3,231
3.375% 6/15/23	3,567	3,510
4.125% 6/15/22	2,421	2,471
Mack-Cali Realty LP:
3.15% 5/15/23	7,757	6,866
4.5% 4/18/22	1,473	1,438
Mid-America Apartments LP 4% 11/15/25	1,797	1,790
Post Apartment Homes LP 3.375% 12/1/22	1,090	1,077
Tanger Properties LP:
3.125% 9/1/26	4,443	4,033
3.75% 12/1/24	4,213	4,079
3.875% 12/1/23	2,574	2,525
3.875% 7/15/27	15,083	14,279
		103,892

TOTAL REAL ESTATE		253,300

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
3.6% 2/17/23	10,742	10,689
4.45% 4/1/24	1,040	1,065
4.5% 3/9/48	44,290	38,235
5.55% 8/15/41	27,220	27,141
5.875% 10/1/19	6,291	6,485
BellSouth Capital Funding Corp. 7.875% 2/15/30	222	267
CenturyLink, Inc. 6.15% 9/15/19	3,260	3,333
Verizon Communications, Inc.:
3.85% 11/1/42	2,633	2,263
4.522% 9/15/48	4,027	3,780
4.862% 8/21/46	7,497	7,409
5.012% 4/15/49	2,872	2,881
5.012% 8/21/54	47,470	46,236
		149,784
UTILITIES - 1.1%
Electric Utilities - 0.5%
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	8,443	8,930
6.4% 9/15/20 (a)	11,231	11,813
FirstEnergy Corp.:
4.25% 3/15/23	9,775	9,968
7.375% 11/15/31	13,700	17,756
FirstEnergy Solutions Corp. 6.05% 8/15/21(c)	9,083	5,631
IPALCO Enterprises, Inc.:
3.45% 7/15/20	10,770	10,693
3.7% 9/1/24	4,262	4,120
		68,911
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,522	1,558
Independent Power and Renewable Electricity Producers - 0.2%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	15,634	16,924
Emera U.S. Finance LP:
2.15% 6/15/19	2,098	2,083
2.7% 6/15/21	2,065	2,014
		21,021
Multi-Utilities - 0.4%
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(d)	12,726	12,249
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(d)	3,654	3,517
NiSource Finance Corp. 5.95% 6/15/41	4,935	5,769
Puget Energy, Inc.:
5.625% 7/15/22	7,175	7,632
6% 9/1/21	6,916	7,370
6.5% 12/15/20	2,216	2,361
Sempra Energy 6% 10/15/39	5,958	7,030
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(d)	4,001	3,894
		49,822

TOTAL UTILITIES		141,312

TOTAL NONCONVERTIBLE BONDS
(Cost $3,284,398)		3,235,697

U.S. Government and Government Agency Obligations - 41.9%
U.S. Treasury Inflation-Protected Obligations - 7.1%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$136,941	$131,728
1% 2/15/46	148,304	151,373
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	299,696	293,247
0.625% 1/15/26	348,494	345,049

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		921,397

U.S. Treasury Obligations - 34.8%
U.S. Treasury Bonds:
2.5% 2/15/46	104,500	94,221
3% 2/15/47	164,727	164,026
U.S. Treasury Notes:
1.75% 6/30/22	1,213,514	1,170,188
2.125% 7/31/24	237,077	228,501
2.125% 11/30/24	62,104	59,719
2.125% 5/15/25 (e)	99,165	94,993
2.25% 10/31/24	47,507	46,043
2.25% 12/31/24	147,745	143,047
2.375% 5/15/27	120,000	115,636
2.5% 3/31/23	477,880	472,803
2.625% 6/30/23	24,703	24,563
2.625% 3/31/25	633,000	626,027
2.75% 6/30/25	1,253,445	1,248,348

TOTAL U.S. TREASURY OBLIGATIONS		4,488,115

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,466,415)		5,409,512

Asset-Backed Securities - 0.7%
AASET Trust Series 2018-1A Class A, 3.844% 1/16/38 (a)	$9,597	$9,557
Airspeed Ltd. Series 2007-1A Class C1, 1 month U.S. LIBOR + 2.500% 4.5627% 6/15/32 (a)(b)(d)	5,357	3,245
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	15,947	16,017
Class AA, 2.487% 12/16/41 (a)	3,609	3,511
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	16,144	16,221
Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3148% 3/25/32 (b)(d)	16	17
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	6,969	6,833
Class A2II, 4.03% 11/20/47 (a)	11,853	11,734
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.8898% 3/25/34 (b)(d)	1	1
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.24% 11/15/34 (a)(b)(d)	175	172
Class B, 1 month U.S. LIBOR + 0.280% 2.3427% 11/15/34 (a)(b)(d)	64	62
Class C, 1 month U.S. LIBOR + 0.380% 2.4427% 11/15/34 (a)(b)(d)	105	100
Class D, 1 month U.S. LIBOR + 0.750% 2.8127% 11/15/34 (a)(b)(d)	50	47
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (a)	4,829	4,817
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(d)	1,605	1,255
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.5748% 9/25/35 (b)(d)	797	795
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(d)	16	16
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)	16,157	16,270
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8973% 4/6/42 (a)(b)(d)(f)	1,689	1,046
TOTAL ASSET-BACKED SECURITIES
(Cost $91,083)		91,716

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
CSMC Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 2.7636% 5/27/37 (a)(b)(d)	2,772	2,734
Class AA1, 1 month U.S. LIBOR + 0.280% 2.2016% 5/27/37 (a)(b)(d)	3,412	3,260
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(d)	136	134
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/35 (b)(d)	163	161
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(d)	9	9
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,189)		6,298

Commercial Mortgage Securities - 0.2%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(g)	24	0
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.3398% 12/25/33 (a)(b)(d)	13	13
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.400% 2.4648% 11/25/35 (a)(b)(d)	124	120
Class M1, 1 month U.S. LIBOR + 0.440% 2.5048% 11/25/35 (a)(b)(d)	33	32
Class M2, 1 month U.S. LIBOR + 0.490% 2.5548% 11/25/35 (a)(b)(d)	25	24
Class M3, 1 month U.S. LIBOR + 0.510% 2.5748% 11/25/35 (a)(b)(d)	22	22
Class M4, 1 month U.S. LIBOR + 0.600% 2.6648% 11/25/35 (a)(b)(d)	28	27
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(d)	314	294
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(d)	18	19
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(d)	101	94
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(d)	38	35
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(d)	55	51
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(d)	31	29
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(d)	31	25
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(d)	33	25
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.360% 2.4248% 4/25/36 (a)(b)(d)	56	53
Class M1, 1 month U.S. LIBOR + 0.380% 2.4448% 4/25/36 (a)(b)(d)	34	33
Class M2, 1 month U.S. LIBOR + 0.400% 2.4648% 4/25/36 (a)(b)(d)	36	35
Class M3, 1 month U.S. LIBOR + 0.420% 2.4848% 4/25/36 (a)(b)(d)	31	30
Class M4, 1 month U.S. LIBOR + 0.520% 2.5848% 4/25/36 (a)(b)(d)	18	17
Class M5, 1 month U.S. LIBOR + 0.560% 2.6248% 4/25/36 (a)(b)(d)	17	16
Class M6, 1 month U.S. LIBOR + 0.640% 2.7048% 4/25/36 (a)(b)(d)	34	32
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/36 (a)(b)(d)	50	47
Class M2, 1 month U.S. LIBOR + 0.330% 2.3948% 7/25/36 (a)(b)(d)	35	34
Class M3, 1 month U.S. LIBOR + 0.350% 2.4148% 7/25/36 (a)(b)(d)	29	27
Class M4, 1 month U.S. LIBOR + 0.420% 2.4848% 7/25/36 (a)(b)(d)	33	32
Class M5, 1 month U.S. LIBOR + 0.470% 2.5348% 7/25/36 (a)(b)(d)	24	23
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.4948% 10/25/36 (a)(b)(d)	17	18
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 12/25/36 (a)(b)(d)	848	804
Class M1, 1 month U.S. LIBOR + 0.290% 2.3548% 12/25/36 (a)(b)(d)	68	63
Class M2, 1 month U.S. LIBOR + 0.310% 2.3748% 12/25/36 (a)(b)(d)	46	41
Class M3, 1 month U.S. LIBOR + 0.340% 2.4048% 12/25/36 (a)(b)(d)	46	40
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(d)	187	174
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(d)	553	532
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(d)	518	507
Class M1, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(d)	176	164
Class M2, 1 month U.S. LIBOR + 0.410% 2.4748% 7/25/37 (a)(b)(d)	115	105
Class M3, 1 month U.S. LIBOR + 0.490% 2.5548% 7/25/37 (a)(b)(d)	94	79
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(d)	186	174
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(d)	99	91
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(d)	105	95
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(d)	170	147
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(d)	267	224
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(d)	100	97
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB19:
Class B, 6.0124% 2/12/49 (b)	93	38
Class C, 6.0124% 2/12/49 (b)	79	4
Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	1,666	1,723
Class DFX, 5.3503% 7/5/33 (a)	2,562	2,652
Class EFX, 5.5422% 7/5/33 (a)	3,505	3,584
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	6,977	6,807
Class B, 4.181% 11/15/34 (a)	2,935	2,890
Class C, 5.205% 11/15/34 (a)	2,059	2,053
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $23,718)		24,295

Municipal Securities - 0.7%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	10,235	10,466
5.1% 6/1/33	47,970	46,296
Series 2010-1, 6.63% 2/1/35	4,420	4,703
Series 2010-3:
6.725% 4/1/35	5,880	6,309
7.35% 7/1/35	3,010	3,345
Series 2010-5, 6.2% 7/1/21	1,923	1,996
Series 2011, 5.877% 3/1/19	18,645	18,885
Series 2013:
3.14% 12/1/18	165	165
3.6% 12/1/19	4,135	4,126
TOTAL MUNICIPAL SECURITIES
(Cost $97,528)		96,291

Bank Notes - 0.5%
Capital One NA 2.95% 7/23/21	8,151	8,029
Citizens Bank NA 2.3% 12/3/18	5,551	5,549
Discover Bank:
(Delaware) 3.2% 8/9/21	10,016	9,924
3.1% 6/4/20	8,842	8,805
4.682% 8/9/28 (b)	6,413	6,410
8.7% 11/18/19	1,409	1,492
KeyBank NA 6.95% 2/1/28	1,344	1,625
PNC Bank NA 2.45% 11/5/20	9,934	9,791
Synchrony Bank 3.65% 5/24/21	10,459	10,392
TOTAL BANK NOTES
(Cost $62,117)		62,017
	Shares	Value (000s)

Fixed-Income Funds - 25.6%
Fidelity Mortgage Backed Securities Central Fund (h)	26,737,061	$2,817,552
Fidelity Specialized High Income Central Fund (h)	4,892,316	488,400
TOTAL FIXED-INCOME FUNDS
(Cost $3,396,393)		3,305,952
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Barclays Bank PLC 7.625% 11/21/22 (Cost $11,925)	10,602	11,723
	Shares	Value (000s)

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 1.97% (i)
(Cost $583,619)	583,514,860	583,632
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $13,023,385)		12,827,133
NET OTHER ASSETS (LIABILITIES) - 0.7%		92,209
NET ASSETS - 100%		$12,919,342

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount (000s)(2)	Value (000s)(1)	Upfront Premium Received/(Paid) (000s)	Unrealized Appreciation/(Depreciation) (000s)
Credit Default Swaps
Buy Protection
Deutsche Bank AG		Dec. 2018	Credit Suisse International	(1%)	Quarterly	$6,500	$(19)	$(20)	$(39)
Deutsche Bank AG		Mar. 2019	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	4,085	(15)	(26)	(41)
National Australia Bank Ltd		Dec. 2018	Credit Suisse International	(1%)	Quarterly	6,500	(30)	(33)	(63)
National Australia Bank Ltd		Dec. 2018	Credit Suisse International	(1%)	Quarterly	6,500	(29)	(29)	(58)
TOTAL BUY PROTECTION							(93)	(108)	(201)
Sell Protection
Countrywide Home Loans Inc Series 2003-BC1 Class B1	Ba2	Mar. 2032	Merrill Lynch International	4.29%	Monthly	$50	2	0	2

TOTAL CREDIT DEFAULT SWAPS							$(91)	$(108)	$(199)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $318,481,000 or 2.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $192,000.

 (f) Level 3 security

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,611
Fidelity Mortgage Backed Securities Central Fund	60,975
Fidelity Specialized High Income Central Fund	34,012
Total	$100,598

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$2,155,355	$732,158(a)	$--	$--	$(69,961)	$2,817,552	35.2%
Fidelity Specialized High Income Central Fund	476,884	34,013	--	--	(22,497)	488,400	67.9%
Total	$2,632,239	$766,171	$--	$--	$(92,458)	$3,305,952

 (a) Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$3,235,697	$--	$3,235,697	$--
U.S. Government and Government Agency Obligations	5,409,512	--	5,409,512	--
Asset-Backed Securities	91,716	--	90,670	1,046
Collateralized Mortgage Obligations	6,298	--	6,298	--
Commercial Mortgage Securities	24,295	--	24,295	--
Municipal Securities	96,291	--	96,291	--
Bank Notes	62,017	--	62,017	--
Fixed-Income Funds	3,305,952	3,305,952	--	--
Preferred Securities	11,723	--	11,723	--
Money Market Funds	583,632	583,632	--	--
Total Investments in Securities:	$12,827,133	$3,889,584	$8,936,503	$1,046
Derivative Instruments:
Assets
Swaps	$2	$--	$2	$--
Total Assets	$2	$--	$2	$--
Liabilities
Swaps	$(93)	$--	$(93)	$--
Total Liabilities	$(93)	$--	$(93)	$--
Total Derivative Instruments:	$(91)	$--	$(91)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Credit Risk
Swaps(a)	$2	$(93)
Total Credit Risk	2	(93)
Total Value of Derivatives	$2	$(93)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,043,373)	$8,937,549
Fidelity Central Funds (cost $3,980,012)	3,889,584
Total Investment in Securities (cost $13,023,385)		$12,827,133
Receivable for investments sold		91
Receivable for fund shares sold		33,138
Interest receivable		69,812
Distributions receivable from Fidelity Central Funds		817
Bi-lateral OTC swaps, at value		2
Other receivables		189
Total assets		12,931,182
Liabilities
Payable for investments purchased	$260
Payable for fund shares redeemed	5,071
Distributions payable	1,356
Bi-lateral OTC swaps, at value	93
Accrued management fee	3,242
Transfer agent fee payable	1,112
Distribution and service plan fees payable	41
Other affiliated payables	477
Other payables and accrued expenses	188
Total liabilities		11,840
Net Assets		$12,919,342
Net Assets consist of:
Paid in capital		$13,172,007
Undistributed net investment income		34,087
Accumulated undistributed net realized gain (loss) on investments		(90,301)
Net unrealized appreciation (depreciation) on investments		(196,451)
Net Assets		$12,919,342
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($88,403 ÷ 11,460 shares)		$7.71
Maximum offering price per share (100/96.00 of $7.71)		$8.03
Class M:
Net Asset Value and redemption price per share ($19,646 ÷ 2,546 shares)		$7.72
Maximum offering price per share (100/96.00 of $7.72)		$8.04
Class C:
Net Asset Value and offering price per share ($21,590 ÷ 2,795 shares)(a)		$7.72
Investment Grade Bond:
Net Asset Value, offering price and redemption price per share ($11,730,284 ÷ 1,519,524 shares)		$7.72
Class I:
Net Asset Value, offering price and redemption price per share ($1,059,419 ÷ 137,087 shares)		$7.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Dividends		$808
Interest		269,159
Income from Fidelity Central Funds		91,328
Total income		361,295
Expenses
Management fee	$36,081
Transfer agent fees	12,391
Distribution and service plan fees	478
Fund wide operations fee	5,152
Independent trustees' fees and expenses	47
Commitment fees	31
Total expenses before reductions	54,180
Expense reductions	(10)
Total expenses after reductions		54,170
Net investment income (loss)		307,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(88,639)
Fidelity Central Funds	4
Swaps	(769)
Capital gain distributions from Fidelity Central Funds	9,270
Total net realized gain (loss)		(80,134)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(235,427)
Fidelity Central Funds	(92,462)
Swaps	728
Total change in net unrealized appreciation (depreciation)		(327,161)
Net gain (loss)		(407,295)
Net increase (decrease) in net assets resulting from operations		$(100,170)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$307,125	$208,651
Net realized gain (loss)	(80,134)	57,134
Change in net unrealized appreciation (depreciation)	(327,161)	(111,136)
Net increase (decrease) in net assets resulting from operations	(100,170)	154,649
Distributions to shareholders from net investment income	(280,172)	(195,690)
Share transactions - net increase (decrease)	2,580,873	2,110,536
Total increase (decrease) in net assets	2,200,531	2,069,495
Net Assets
Beginning of period	10,718,811	8,649,316
End of period	$12,919,342	$10,718,811
Other Information
Undistributed net investment income end of period	$34,087	$12,864

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Investment Grade Bond Fund Class A

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.97	$8.03	$7.74	$7.93	$7.64
Income from Investment Operations
Net investment income (loss)A	.178	.151	.197	.203	.197
Net realized and unrealized gain (loss)	(.277)	(.071)	.278	(.204)	.270
Total from investment operations	(.099)	.080	.475	(.001)	.467
Distributions from net investment income	(.161)	(.140)	(.185)	(.189)	(.177)
Total distributions	(.161)	(.140)	(.185)	(.189)	(.177)
Net asset value, end of period	$7.71	$7.97	$8.03	$7.74	$7.93
Total ReturnB,C	(1.25)%	1.03%	6.25%	(.04)%	6.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.77%	.78%
Expenses net of all reductions	.77%	.77%	.77%	.77%	.78%
Net investment income (loss)	2.29%	1.91%	2.54%	2.57%	2.52%
Supplemental Data
Net assets, end of period (in millions)	$88	$74	$79	$78	$70
Portfolio turnover rateF	56%G	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class M

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.98	$8.04	$7.75	$7.94	$7.64
Income from Investment Operations
Net investment income (loss)A	.178	.148	.194	.201	.196
Net realized and unrealized gain (loss)	(.279)	(.070)	.279	(.205)	.280
Total from investment operations	(.101)	.078	.473	(.004)	.476
Distributions from net investment income	(.159)	(.138)	(.183)	(.186)	(.176)
Total distributions	(.159)	(.138)	(.183)	(.186)	(.176)
Net asset value, end of period	$7.72	$7.98	$8.04	$7.75	$7.94
Total ReturnB,C	(1.26)%	1.01%	6.20%	(.07)%	6.29%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.80%	.81%	.80%	.79%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.80%	.79%
Expenses net of all reductions	.79%	.80%	.81%	.80%	.79%
Net investment income (loss)	2.28%	1.88%	2.50%	2.54%	2.51%
Supplemental Data
Net assets, end of period (in millions)	$20	$22	$24	$21	$27
Portfolio turnover rateF	56%G	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class C

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.99	$8.05	$7.75	$7.94	$7.65
Income from Investment Operations
Net investment income (loss)A	.119	.090	.138	.143	.139
Net realized and unrealized gain (loss)	(.288)	(.070)	.288	(.204)	.270
Total from investment operations	(.169)	.020	.426	(.061)	.409
Distributions from net investment income	(.101)	(.080)	(.126)	(.129)	(.119)
Total distributions	(.101)	(.080)	(.126)	(.129)	(.119)
Net asset value, end of period	$7.72	$7.99	$8.05	$7.75	$7.94
Total ReturnB,C	(2.12)%	.27%	5.57%	(.79)%	5.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.54%	1.54%	1.52%	1.51%
Expenses net of fee waivers, if any	1.54%	1.54%	1.54%	1.52%	1.51%
Expenses net of all reductions	1.54%	1.54%	1.54%	1.52%	1.51%
Net investment income (loss)	1.53%	1.14%	1.78%	1.81%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$22	$24	$30	$28	$36
Portfolio turnover rateF	56%G	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.98	$8.04	$7.75	$7.94	$7.65
Income from Investment Operations
Net investment income (loss)A	.203	.176	.222	.228	.222
Net realized and unrealized gain (loss)	(.277)	(.070)	.279	(.204)	.270
Total from investment operations	(.074)	.106	.501	.024	.492
Distributions from net investment income	(.186)	(.166)	(.211)	(.214)	(.202)
Total distributions	(.186)	(.166)	(.211)	(.214)	(.202)
Net asset value, end of period	$7.72	$7.98	$8.04	$7.75	$7.94
Total ReturnB	(.93)%	1.36%	6.59%	.28%	6.51%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.61%	2.23%	2.86%	2.89%	2.85%
Supplemental Data
Net assets, end of period (in millions)	$11,730	$9,742	$7,974	$6,207	$5,520
Portfolio turnover rateE	56%F	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class I

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.99	$8.05	$7.76	$7.95	$7.65
Income from Investment Operations
Net investment income (loss)A	.199	.172	.218	.224	.218
Net realized and unrealized gain (loss)	(.277)	(.070)	.279	(.204)	.280
Total from investment operations	(.078)	.102	.497	.020	.498
Distributions from net investment income	(.182)	(.162)	(.207)	(.210)	(.198)
Total distributions	(.182)	(.162)	(.207)	(.210)	(.198)
Net asset value, end of period	$7.73	$7.99	$8.05	$7.76	$7.95
Total ReturnB	(.98)%	1.31%	6.53%	.23%	6.58%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.51%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.51%
Net investment income (loss)	2.56%	2.19%	2.81%	2.84%	2.79%
Supplemental Data
Net assets, end of period (in millions)	$1,059	$857	$543	$490	$417
Portfolio turnover rateE	56%F	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Investment Grade Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund completed an exchange in-kind with Fidelity Mortgage Backed Securities Central Fund. The Fund delivered investments, including accrued interest valued at $21,226, (which included $49 of unrealized appreciation), in exchange for 197 shares of Fidelity Mortgage Backed Securities Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options	Less than .005%
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $189 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swaps, market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$86,495
Gross unrealized depreciation	(272,063)
Net unrealized appreciation (depreciation)	$(185,568)
Tax Cost	$13,012,657

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,032
Net unrealized appreciation (depreciation) on securities and other investments	$(185,568)

The Fund intends to elect to defer to its next fiscal year $86,941 of capital losses recognized during the period November 1, 2017 to August 31, 2018.

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$280,172	$ 195,690

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(769)	$728

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $1,935,707 and $518,761, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees, do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$192	$10
Class M	-%	.25%	51	2
Class C	.75%	.25%	235	15
			$478	$27

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	2
$11

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond. FIIOC receives an asset-based fee of .10% of Investment Grade Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$129.17
Class M	38.19
Class C	44.19
Investment Grade Bond	10,698.10
Class I	1,482.15
	$12,391

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .04% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $2.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Class A	$1,579	$1,284
Class M	417	396
Class C	304	278
Investment Grade Bond	255,071	180,476
Class I	22,801	13,256
Total	$280,172	$195,690

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Class A
Shares sold	4,998	2,873	$38,720	$22,718
Reinvestment of distributions	195	155	1,515	1,219
Shares redeemed	(3,050)	(3,510)	(23,771)	(27,577)
Net increase (decrease)	2,143	(482)	$16,464	$(3,640)
Class M
Shares sold	346	479	$2,691	$3,774
Reinvestment of distributions	52	48	403	380
Shares redeemed	(548)	(816)	(4,266)	(6,413)
Net increase (decrease)	(150)	(289)	$(1,172)	$(2,259)
Class C
Shares sold	521	644	$4,085	$5,100
Reinvestment of distributions	37	32	289	252
Shares redeemed	(812)	(1,359)	(6,319)	(10,666)
Net increase (decrease)	(254)	(683)	$(1,945)	$(5,314)
Investment Grade Bond
Shares sold	449,650	413,405	$3,509,109	$3,252,832
Reinvestment of distributions	30,820	21,173	240,155	167,012
Shares redeemed	(181,641)	(205,544)	(1,415,874)	(1,611,996)
Net increase (decrease)	298,829	229,034	$2,333,390	$1,807,848
Class I
Shares sold	48,191	44,553	$379,623	$351,123
Reinvestment of distributions	2,775	1,603	21,645	12,660
Shares redeemed	(21,160)	(6,314)	(167,132)	(49,882)
Net increase (decrease)	29,806	39,842	$234,136	$313,901

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Class A	.76%
Actual		$1,000.00	$1,007.70	$3.85
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class M	.78%
Actual		$1,000.00	$1,007.60	$3.95
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class C	1.52%
Actual		$1,000.00	$1,003.90	$7.68
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Investment Grade Bond	.45%
Actual		$1,000.00	$1,009.30	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,009.10	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 34.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $188,219,432 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

IGB-ANN-1018
1.703610.121

Fidelity Advisor® Investment Grade Bond Fund -

Class A, Class M, Class C and Class I

Annual Report

August 31, 2018

Class A, Class M, Class C and Class I are classes of Fidelity® Investment Grade Bond Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(5.20)%	1.55%	3.39%
Class M (incl. 4.00% sales charge)	(5.21)%	1.55%	3.38%
Class C (incl. contingent deferred sales charge)	(3.09)%	1.61%	3.03%
Class I	(0.98)%	2.69%	4.11%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Investment Grade Bond Fund - Class A on August 31, 2008, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$13,961	Fidelity Advisor® Investment Grade Bond Fund - Class A
$14,380	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Manager Jeffrey Moore:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -1% to -2%, net of fees, compared with a -1.05% return for the benchmark Bloomberg Barclays Aggregate Bond Index. Keeping the fund's duration – its sensitivity to interest rates – shorter than that of the benchmark contributed to the fund's relative performance. We meaningfully underweighted longer-term corporate bonds, which lagged their shorter-duration counterparts. This helped us as the yield curve remained flat. Elsewhere, security selection among corporate bonds, especially those issued by energy companies and financial institutions, added value. Another source of strength was our out-of-benchmark exposure to Treasury Inflation-Protected Securities (TIPS), which proved helpful as TIPS prices drifted higher along with inflation expectations. Out-of-benchmark exposure to high-yield bonds further contributed to the result. Here, we mostly maintained a stake in bonds rated BB, the top credit tier of the high-yield investment universe, for added diversification. Security selection within the high yield segment detracted, however, tempering our overall return from this category. Other modest negatives included security selection among agency mortgage bonds and mortgage-backed securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	67.5%
AAA	0.5%
A	4.0%
BBB	18.0%
BB and Below	8.2%
Not Rated	0.5%
Short-Term Investments and Net Other Assets	1.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *,**,***
Corporate Bonds	28.2%
U.S. Government and U.S. Government Agency Obligations	67.5%
Asset-Backed Securities	1.1%
CMOs and Other Mortgage Related Securities	0.3%
Municipal Bonds	0.7%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 5.7%

 ** Futures and Swaps - 0.5%

 *** Written options - (0.2)%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.0%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.3%
General Motors Co. 3.5% 10/2/18	$5,025	$5,029
General Motors Financial Co., Inc.:
3.5% 7/10/19	5,942	5,974
3.7% 5/9/23	19,000	18,617
4.25% 5/15/23	2,950	2,961
4.375% 9/25/21	11,530	11,738
		44,319
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 2.75% 12/9/20	1,394	1,386
Household Durables - 0.3%
Toll Brothers Finance Corp.:
4.35% 2/15/28	10,000	9,150
4.875% 3/15/27	29,787	28,521
		37,671
Media - 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	12,996	13,255
4.908% 7/23/25	10,079	10,277
5.375% 5/1/47	68,796	64,168
Comcast Corp.:
3.9% 3/1/38	2,379	2,203
3.969% 11/1/47	7,702	6,972
3.999% 11/1/49	8,749	7,879
4% 3/1/48	4,337	3,918
4.6% 8/15/45	6,264	6,159
4.65% 7/15/42	5,597	5,564
NBCUniversal, Inc.:
4.45% 1/15/43	4,436	4,265
5.95% 4/1/41	3,103	3,595
Time Warner Cable, Inc.:
4% 9/1/21	27,833	28,049
4.5% 9/15/42	891	751
5.5% 9/1/41	3,321	3,190
5.875% 11/15/40	7,141	7,135
6.55% 5/1/37	8,170	8,822
7.3% 7/1/38	8,218	9,548
8.25% 4/1/19	10,913	11,238
Time Warner, Inc.:
4.9% 6/15/42	15,000	14,016
6.2% 3/15/40	5,000	5,391
		216,395

TOTAL CONSUMER DISCRETIONARY		299,771

CONSUMER STAPLES - 1.1%
Beverages - 0.9%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	15,320	15,142
3.3% 2/1/23	16,500	16,370
3.65% 2/1/26	17,900	17,511
4.7% 2/1/36	15,622	15,836
4.9% 2/1/46	31,247	31,755
Anheuser-Busch InBev Worldwide, Inc.:
3.75% 1/15/22	3,930	3,992
4.75% 4/15/58	12,247	12,016
Constellation Brands, Inc. 4.75% 11/15/24	8,249	8,583
		121,205
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	4,181	4,170
Tobacco - 0.2%
Altria Group, Inc. 9.25% 8/6/19	1,776	1,879
Reynolds American, Inc.:
4% 6/12/22	2,039	2,064
5.7% 8/15/35	1,694	1,827
6.15% 9/15/43	2,440	2,726
7.25% 6/15/37	9,654	12,114
		20,610

TOTAL CONSUMER STAPLES		145,985

ENERGY - 4.0%
Energy Equipment & Services - 0.0%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	3,162	3,294
Oil, Gas & Consumable Fuels - 4.0%
Amerada Hess Corp. 7.875% 10/1/29	4,826	5,876
Anadarko Finance Co. 7.5% 5/1/31	11,452	14,337
Anadarko Petroleum Corp.:
4.85% 3/15/21	2,716	2,800
5.55% 3/15/26	5,568	5,983
6.6% 3/15/46	7,480	9,002
Canadian Natural Resources Ltd.:
3.45% 11/15/21	5,750	5,741
5.85% 2/1/35	4,394	4,944
Cenovus Energy, Inc. 4.25% 4/15/27	10,629	10,267
Chesapeake Energy Corp.:
6.125% 2/15/21	22,015	22,455
6.625% 8/15/20	23,170	24,039
8% 12/15/22 (a)	5,497	5,779
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	6,073	6,054
4.5% 6/1/25	1,849	1,867
DCP Midstream LLC:
4.75% 9/30/21 (a)	4,849	4,922
5.35% 3/15/20 (a)	4,973	5,085
5.85% 5/21/43 (a)(b)	9,697	8,921
DCP Midstream Operating LP:
2.7% 4/1/19	1,510	1,501
3.875% 3/15/23	6,765	6,596
5.6% 4/1/44	5,868	5,633
El Paso Corp. 6.5% 9/15/20	16,220	17,186
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	1,789	1,781
3.9% 5/15/24 (b)	1,887	1,824
Enbridge Energy Partners LP 4.2% 9/15/21	5,694	5,753
Enbridge, Inc.:
4.25% 12/1/26	3,172	3,186
5.5% 12/1/46	3,661	4,105
Energy Transfer Partners LP:
4.2% 9/15/23	2,611	2,641
4.95% 6/15/28	8,909	9,089
5.8% 6/15/38	4,968	5,136
6% 6/15/48	3,235	3,433
Marathon Petroleum Corp. 5.125% 3/1/21	3,437	3,573
MPLX LP 4.875% 12/1/24	4,286	4,450
Nakilat, Inc. 6.067% 12/31/33 (a)	2,634	2,878
Petrobras Global Finance BV 7.25% 3/17/44	59,561	54,558
Petroleos Mexicanos:
4.625% 9/21/23	12,890	12,668
4.875% 1/18/24	4,376	4,288
5.375% 3/13/22	4,905	5,013
5.625% 1/23/46	29,284	24,127
6.375% 2/4/21	11,660	12,185
6.375% 1/23/45	15,899	14,243
6.5% 3/13/27	9,240	9,355
6.5% 6/2/41	50,934	46,638
6.75% 9/21/47	43,830	40,573
Phillips 66 Co. 4.3% 4/1/22	4,638	4,773
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	8,204	8,127
Southwestern Energy Co. 6.2% 1/23/25 (b)	16,780	16,801
The Williams Companies, Inc.:
3.7% 1/15/23	1,754	1,736
4.55% 6/24/24	19,170	19,566
Western Gas Partners LP:
4.65% 7/1/26	1,992	1,994
4.75% 8/15/28	2,684	2,671
5.375% 6/1/21	10,438	10,816
Williams Partners LP:
4% 11/15/21	1,262	1,278
4.125% 11/15/20	1,029	1,042
4.3% 3/4/24	4,326	4,377
		513,666

TOTAL ENERGY		516,960

FINANCIALS - 11.8%
Banks - 7.1%
Bank of America Corp.:
3.004% 12/20/23 (b)	2,852	2,776
3.3% 1/11/23	5,772	5,727
3.419% 12/20/28 (b)	11,276	10,625
3.5% 4/19/26	13,196	12,846
3.95% 4/21/25	81,767	80,448
4% 1/22/25	58,310	57,643
4.1% 7/24/23	3,096	3,173
4.183% 11/25/27	15,000	14,652
4.2% 8/26/24	18,046	18,131
4.25% 10/22/26	69,214	68,716
Barclays Bank PLC 10.179% 6/12/21 (a)	3,800	4,363
Barclays PLC:
2.75% 11/8/19	5,118	5,091
4.375% 1/12/26	9,700	9,474
BPCE SA 4.875% 4/1/26 (a)	16,029	16,170
Citigroup, Inc.:
2.7% 10/27/22	71,510	69,088
4.05% 7/30/22	2,865	2,896
4.125% 7/25/28	15,000	14,536
4.3% 11/20/26	3,834	3,780
4.4% 6/10/25	19,291	19,330
4.45% 9/29/27	6,820	6,756
4.5% 1/14/22	6,932	7,156
4.6% 3/9/26	14,491	14,620
5.3% 5/6/44	20,628	21,943
5.5% 9/13/25	16,800	17,895
Citizens Bank NA 2.55% 5/13/21	2,683	2,619
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	6,796	6,808
4.3% 12/3/25	13,920	13,864
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	21,098	20,483
3.8% 9/15/22	10,350	10,353
3.8% 6/9/23	14,963	14,870
Discover Bank 7% 4/15/20	6,703	7,047
Fifth Third Bancorp 8.25% 3/1/38	2,385	3,290
HSBC Holdings PLC:
4.25% 3/14/24	3,112	3,121
5.25% 3/14/44	2,255	2,361
Huntington Bancshares, Inc. 7% 12/15/20	1,597	1,721
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	2,874	2,601
5.71% 1/15/26 (a)	63,280	57,416
JPMorgan Chase & Co.:
2.95% 10/1/26	6,689	6,260
3.797% 7/23/24 (b)	21,497	21,570
3.875% 9/10/24	13,659	13,570
4.125% 12/15/26	55,021	54,929
4.35% 8/15/21	18,417	18,968
4.625% 5/10/21	2,717	2,813
Rabobank Nederland 4.375% 8/4/25	10,398	10,365
Regions Bank 6.45% 6/26/37	9,230	10,946
Regions Financial Corp. 3.2% 2/8/21	4,870	4,851
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	35,224	35,332
6% 12/19/23	29,479	30,738
6.1% 6/10/23	8,465	8,841
6.125% 12/15/22	47,560	49,884
Societe Generale 4.25% 4/14/25 (a)	15,438	14,992
Synchrony Bank 3% 6/15/22	8,650	8,326
		926,774
Capital Markets - 3.5%
Affiliated Managers Group, Inc. 4.25% 2/15/24	3,030	3,084
Deutsche Bank AG 4.5% 4/1/25	12,526	11,714
Deutsche Bank AG New York Branch:
3.3% 11/16/22	16,000	15,206
4.1% 1/13/26	18,090	17,299
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	23,101	22,591
3.2% 2/23/23	13,000	12,769
3.272% 9/29/25 (b)	77,992	75,046
4.25% 10/21/25	20,736	20,623
6.75% 10/1/37	64,251	77,536
IntercontinentalExchange, Inc.:
2.75% 12/1/20	2,475	2,455
3.75% 12/1/25	4,425	4,451
Lazard Group LLC 4.25% 11/14/20	4,700	4,786
Moody's Corp.:
3.25% 1/15/28	4,528	4,295
4.875% 2/15/24	4,251	4,467
Morgan Stanley:
3.125% 1/23/23	12,000	11,793
3.125% 7/27/26	32,079	29,969
3.625% 1/20/27	36,030	34,677
3.7% 10/23/24	10,321	10,231
3.75% 2/25/23	8,227	8,279
3.875% 4/29/24	9,504	9,551
4.1% 5/22/23	12,000	12,093
4.875% 11/1/22	21,614	22,515
5% 11/24/25	24,777	25,756
5.75% 1/25/21	10,138	10,703
		451,889
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	3,152	3,103
4.125% 7/3/23	9,228	9,209
4.5% 5/15/21	2,895	2,944
5% 10/1/21	4,340	4,484
Capital One Financial Corp. 3.8% 1/31/28	9,403	8,948
Discover Financial Services:
3.85% 11/21/22	4,866	4,848
3.95% 11/6/24	4,069	3,988
4.1% 2/9/27	9,942	9,633
5.2% 4/27/22	4,096	4,258
Ford Motor Credit Co. LLC 2.943% 1/8/19	17,950	17,945
Synchrony Financial:
3% 8/15/19	2,095	2,091
3.75% 8/15/21	3,164	3,157
3.95% 12/1/27	12,026	10,958
4.25% 8/15/24	3,185	3,088
		88,654
Diversified Financial Services - 0.1%
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	2,253	2,246
Brixmor Operating Partnership LP 4.125% 6/15/26	3,542	3,459
Voya Financial, Inc. 3.125% 7/15/24	5,434	5,169
		10,874
Insurance - 0.4%
AIA Group Ltd. 2.25% 3/11/19 (a)	1,290	1,284
American International Group, Inc. 4.875% 6/1/22	5,750	6,025
Aon Corp. 5% 9/30/20	2,135	2,206
Hartford Financial Services Group, Inc. 5.125% 4/15/22	5,844	6,165
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	5,273	5,456
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,941	3,047
Pacific LifeCorp 5.125% 1/30/43 (a)	5,696	6,112
Pricoa Global Funding I 5.375% 5/15/45 (b)	6,834	6,902
Prudential Financial, Inc. 4.5% 11/16/21	2,796	2,893
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (a)	1,736	1,734
4.125% 11/1/24 (a)	2,517	2,507
Unum Group:
5.625% 9/15/20	4,155	4,323
5.75% 8/15/42	3,522	3,757
		52,411

TOTAL FINANCIALS		1,530,602

HEALTH CARE - 1.1%
Biotechnology - 0.0%
AbbVie, Inc. 4.7% 5/14/45	6,560	6,402
Health Care Providers & Services - 0.9%
CVS Health Corp.:
4.1% 3/25/25	24,196	24,224
4.3% 3/25/28	28,098	27,886
4.78% 3/25/38	12,508	12,443
5.05% 3/25/48	18,391	18,638
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	2,339	2,346
4.272% 8/28/23 (a)	7,386	7,417
4.9% 8/28/28 (a)	3,110	3,134
HCA Holdings, Inc.:
3.75% 3/15/19	4,831	4,848
4.75% 5/1/23	300	305
5.875% 3/15/22	355	377
6.5% 2/15/20	4,514	4,686
WellPoint, Inc. 3.3% 1/15/23	9,384	9,296
		115,600
Pharmaceuticals - 0.2%
Mylan NV:
2.5% 6/7/19	3,677	3,660
3.15% 6/15/21	8,712	8,583
3.95% 6/15/26	4,484	4,252
Perrigo Finance PLC 3.5% 12/15/21	634	628
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	6,268	5,861
Zoetis, Inc. 3.25% 2/1/23	2,627	2,594
		25,578

TOTAL HEALTH CARE		147,580

INDUSTRIALS - 0.2%
Airlines - 0.0%
Continental Airlines, Inc. 6.545% 2/2/19	266	270
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	197	197
		467
Building Products - 0.0%
Masco Corp. 4.45% 4/1/25	2,260	2,295
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3% 9/15/23	1,265	1,206
3.375% 6/1/21	4,249	4,224
3.75% 2/1/22	6,348	6,366
3.875% 4/1/21	4,585	4,616
4.25% 9/15/24	5,062	5,075
		21,487
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	2,984	3,372

TOTAL INDUSTRIALS		27,621

INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	6,890	7,094
MATERIALS - 0.1%
Metals & Mining - 0.1%
Anglo American Capital PLC 4.125% 4/15/21 (a)	6,319	6,365
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	2,868	3,012
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	3,255	3,099
4.5% 8/1/47 (a)	3,305	3,212
		15,688
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	1,267	1,258
4.6% 4/1/22	1,830	1,888
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,860	1,850
Camden Property Trust:
2.95% 12/15/22	2,605	2,543
4.25% 1/15/24	4,889	4,988
Corporate Office Properties LP 5% 7/1/25	4,935	5,067
DDR Corp.:
3.625% 2/1/25	3,326	3,184
4.25% 2/1/26	2,697	2,662
4.625% 7/15/22	9,008	9,261
Duke Realty LP:
3.25% 6/30/26	1,279	1,206
3.625% 4/15/23	3,352	3,336
3.875% 10/15/22	9,433	9,563
4.375% 6/15/22	2,822	2,907
Equity One, Inc. 3.75% 11/15/22	12,000	11,985
Highwoods/Forsyth LP 3.2% 6/15/21	3,528	3,482
Lexington Corporate Properties Trust 4.4% 6/15/24	2,058	2,037
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	10,600	10,597
4.5% 1/15/25	4,371	4,327
4.5% 4/1/27	1,555	1,509
4.75% 1/15/28	24,521	24,140
4.95% 4/1/24	1,915	1,957
5.25% 1/15/26	8,152	8,334
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,392	1,320
5% 12/15/23	1,073	1,079
Ventas Realty LP:
3.125% 6/15/23	2,242	2,182
4% 3/1/28	4,669	4,570
4.125% 1/15/26	2,168	2,153
Weingarten Realty Investors 3.375% 10/15/22	990	979
WP Carey, Inc.:
4% 2/1/25	7,432	7,302
4.6% 4/1/24	11,566	11,742
		149,408
Real Estate Management & Development - 0.8%
Brandywine Operating Partnership LP:
3.95% 2/15/23	17,004	16,962
3.95% 11/15/27	9,514	9,102
4.1% 10/1/24	6,040	5,982
CBRE Group, Inc. 4.875% 3/1/26	17,030	17,686
Digital Realty Trust LP 3.95% 7/1/22	4,640	4,695
Essex Portfolio LP 3.875% 5/1/24	4,176	4,166
Liberty Property LP:
3.25% 10/1/26	3,443	3,231
3.375% 6/15/23	3,567	3,510
4.125% 6/15/22	2,421	2,471
Mack-Cali Realty LP:
3.15% 5/15/23	7,757	6,866
4.5% 4/18/22	1,473	1,438
Mid-America Apartments LP 4% 11/15/25	1,797	1,790
Post Apartment Homes LP 3.375% 12/1/22	1,090	1,077
Tanger Properties LP:
3.125% 9/1/26	4,443	4,033
3.75% 12/1/24	4,213	4,079
3.875% 12/1/23	2,574	2,525
3.875% 7/15/27	15,083	14,279
		103,892

TOTAL REAL ESTATE		253,300

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
3.6% 2/17/23	10,742	10,689
4.45% 4/1/24	1,040	1,065
4.5% 3/9/48	44,290	38,235
5.55% 8/15/41	27,220	27,141
5.875% 10/1/19	6,291	6,485
BellSouth Capital Funding Corp. 7.875% 2/15/30	222	267
CenturyLink, Inc. 6.15% 9/15/19	3,260	3,333
Verizon Communications, Inc.:
3.85% 11/1/42	2,633	2,263
4.522% 9/15/48	4,027	3,780
4.862% 8/21/46	7,497	7,409
5.012% 4/15/49	2,872	2,881
5.012% 8/21/54	47,470	46,236
		149,784
UTILITIES - 1.1%
Electric Utilities - 0.5%
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	8,443	8,930
6.4% 9/15/20 (a)	11,231	11,813
FirstEnergy Corp.:
4.25% 3/15/23	9,775	9,968
7.375% 11/15/31	13,700	17,756
FirstEnergy Solutions Corp. 6.05% 8/15/21(c)	9,083	5,631
IPALCO Enterprises, Inc.:
3.45% 7/15/20	10,770	10,693
3.7% 9/1/24	4,262	4,120
		68,911
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,522	1,558
Independent Power and Renewable Electricity Producers - 0.2%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	15,634	16,924
Emera U.S. Finance LP:
2.15% 6/15/19	2,098	2,083
2.7% 6/15/21	2,065	2,014
		21,021
Multi-Utilities - 0.4%
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(d)	12,726	12,249
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(d)	3,654	3,517
NiSource Finance Corp. 5.95% 6/15/41	4,935	5,769
Puget Energy, Inc.:
5.625% 7/15/22	7,175	7,632
6% 9/1/21	6,916	7,370
6.5% 12/15/20	2,216	2,361
Sempra Energy 6% 10/15/39	5,958	7,030
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(d)	4,001	3,894
		49,822

TOTAL UTILITIES		141,312

TOTAL NONCONVERTIBLE BONDS
(Cost $3,284,398)		3,235,697

U.S. Government and Government Agency Obligations - 41.9%
U.S. Treasury Inflation-Protected Obligations - 7.1%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$136,941	$131,728
1% 2/15/46	148,304	151,373
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	299,696	293,247
0.625% 1/15/26	348,494	345,049

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		921,397

U.S. Treasury Obligations - 34.8%
U.S. Treasury Bonds:
2.5% 2/15/46	104,500	94,221
3% 2/15/47	164,727	164,026
U.S. Treasury Notes:
1.75% 6/30/22	1,213,514	1,170,188
2.125% 7/31/24	237,077	228,501
2.125% 11/30/24	62,104	59,719
2.125% 5/15/25 (e)	99,165	94,993
2.25% 10/31/24	47,507	46,043
2.25% 12/31/24	147,745	143,047
2.375% 5/15/27	120,000	115,636
2.5% 3/31/23	477,880	472,803
2.625% 6/30/23	24,703	24,563
2.625% 3/31/25	633,000	626,027
2.75% 6/30/25	1,253,445	1,248,348

TOTAL U.S. TREASURY OBLIGATIONS		4,488,115

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,466,415)		5,409,512

Asset-Backed Securities - 0.7%
AASET Trust Series 2018-1A Class A, 3.844% 1/16/38 (a)	$9,597	$9,557
Airspeed Ltd. Series 2007-1A Class C1, 1 month U.S. LIBOR + 2.500% 4.5627% 6/15/32 (a)(b)(d)	5,357	3,245
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	15,947	16,017
Class AA, 2.487% 12/16/41 (a)	3,609	3,511
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	16,144	16,221
Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3148% 3/25/32 (b)(d)	16	17
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	6,969	6,833
Class A2II, 4.03% 11/20/47 (a)	11,853	11,734
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.8898% 3/25/34 (b)(d)	1	1
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.24% 11/15/34 (a)(b)(d)	175	172
Class B, 1 month U.S. LIBOR + 0.280% 2.3427% 11/15/34 (a)(b)(d)	64	62
Class C, 1 month U.S. LIBOR + 0.380% 2.4427% 11/15/34 (a)(b)(d)	105	100
Class D, 1 month U.S. LIBOR + 0.750% 2.8127% 11/15/34 (a)(b)(d)	50	47
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (a)	4,829	4,817
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(d)	1,605	1,255
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.5748% 9/25/35 (b)(d)	797	795
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(d)	16	16
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)	16,157	16,270
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8973% 4/6/42 (a)(b)(d)(f)	1,689	1,046
TOTAL ASSET-BACKED SECURITIES
(Cost $91,083)		91,716

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
CSMC Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 2.7636% 5/27/37 (a)(b)(d)	2,772	2,734
Class AA1, 1 month U.S. LIBOR + 0.280% 2.2016% 5/27/37 (a)(b)(d)	3,412	3,260
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(d)	136	134
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/35 (b)(d)	163	161
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(d)	9	9
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,189)		6,298

Commercial Mortgage Securities - 0.2%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(g)	24	0
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.3398% 12/25/33 (a)(b)(d)	13	13
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.400% 2.4648% 11/25/35 (a)(b)(d)	124	120
Class M1, 1 month U.S. LIBOR + 0.440% 2.5048% 11/25/35 (a)(b)(d)	33	32
Class M2, 1 month U.S. LIBOR + 0.490% 2.5548% 11/25/35 (a)(b)(d)	25	24
Class M3, 1 month U.S. LIBOR + 0.510% 2.5748% 11/25/35 (a)(b)(d)	22	22
Class M4, 1 month U.S. LIBOR + 0.600% 2.6648% 11/25/35 (a)(b)(d)	28	27
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(d)	314	294
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(d)	18	19
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(d)	101	94
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(d)	38	35
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(d)	55	51
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(d)	31	29
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(d)	31	25
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(d)	33	25
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.360% 2.4248% 4/25/36 (a)(b)(d)	56	53
Class M1, 1 month U.S. LIBOR + 0.380% 2.4448% 4/25/36 (a)(b)(d)	34	33
Class M2, 1 month U.S. LIBOR + 0.400% 2.4648% 4/25/36 (a)(b)(d)	36	35
Class M3, 1 month U.S. LIBOR + 0.420% 2.4848% 4/25/36 (a)(b)(d)	31	30
Class M4, 1 month U.S. LIBOR + 0.520% 2.5848% 4/25/36 (a)(b)(d)	18	17
Class M5, 1 month U.S. LIBOR + 0.560% 2.6248% 4/25/36 (a)(b)(d)	17	16
Class M6, 1 month U.S. LIBOR + 0.640% 2.7048% 4/25/36 (a)(b)(d)	34	32
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/36 (a)(b)(d)	50	47
Class M2, 1 month U.S. LIBOR + 0.330% 2.3948% 7/25/36 (a)(b)(d)	35	34
Class M3, 1 month U.S. LIBOR + 0.350% 2.4148% 7/25/36 (a)(b)(d)	29	27
Class M4, 1 month U.S. LIBOR + 0.420% 2.4848% 7/25/36 (a)(b)(d)	33	32
Class M5, 1 month U.S. LIBOR + 0.470% 2.5348% 7/25/36 (a)(b)(d)	24	23
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.4948% 10/25/36 (a)(b)(d)	17	18
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 12/25/36 (a)(b)(d)	848	804
Class M1, 1 month U.S. LIBOR + 0.290% 2.3548% 12/25/36 (a)(b)(d)	68	63
Class M2, 1 month U.S. LIBOR + 0.310% 2.3748% 12/25/36 (a)(b)(d)	46	41
Class M3, 1 month U.S. LIBOR + 0.340% 2.4048% 12/25/36 (a)(b)(d)	46	40
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(d)	187	174
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(d)	553	532
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(d)	518	507
Class M1, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(d)	176	164
Class M2, 1 month U.S. LIBOR + 0.410% 2.4748% 7/25/37 (a)(b)(d)	115	105
Class M3, 1 month U.S. LIBOR + 0.490% 2.5548% 7/25/37 (a)(b)(d)	94	79
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(d)	186	174
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(d)	99	91
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(d)	105	95
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(d)	170	147
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(d)	267	224
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(d)	100	97
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB19:
Class B, 6.0124% 2/12/49 (b)	93	38
Class C, 6.0124% 2/12/49 (b)	79	4
Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	1,666	1,723
Class DFX, 5.3503% 7/5/33 (a)	2,562	2,652
Class EFX, 5.5422% 7/5/33 (a)	3,505	3,584
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	6,977	6,807
Class B, 4.181% 11/15/34 (a)	2,935	2,890
Class C, 5.205% 11/15/34 (a)	2,059	2,053
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $23,718)		24,295

Municipal Securities - 0.7%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	10,235	10,466
5.1% 6/1/33	47,970	46,296
Series 2010-1, 6.63% 2/1/35	4,420	4,703
Series 2010-3:
6.725% 4/1/35	5,880	6,309
7.35% 7/1/35	3,010	3,345
Series 2010-5, 6.2% 7/1/21	1,923	1,996
Series 2011, 5.877% 3/1/19	18,645	18,885
Series 2013:
3.14% 12/1/18	165	165
3.6% 12/1/19	4,135	4,126
TOTAL MUNICIPAL SECURITIES
(Cost $97,528)		96,291

Bank Notes - 0.5%
Capital One NA 2.95% 7/23/21	8,151	8,029
Citizens Bank NA 2.3% 12/3/18	5,551	5,549
Discover Bank:
(Delaware) 3.2% 8/9/21	10,016	9,924
3.1% 6/4/20	8,842	8,805
4.682% 8/9/28 (b)	6,413	6,410
8.7% 11/18/19	1,409	1,492
KeyBank NA 6.95% 2/1/28	1,344	1,625
PNC Bank NA 2.45% 11/5/20	9,934	9,791
Synchrony Bank 3.65% 5/24/21	10,459	10,392
TOTAL BANK NOTES
(Cost $62,117)		62,017
	Shares	Value (000s)

Fixed-Income Funds - 25.6%
Fidelity Mortgage Backed Securities Central Fund (h)	26,737,061	$2,817,552
Fidelity Specialized High Income Central Fund (h)	4,892,316	488,400
TOTAL FIXED-INCOME FUNDS
(Cost $3,396,393)		3,305,952
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Barclays Bank PLC 7.625% 11/21/22 (Cost $11,925)	10,602	11,723
	Shares	Value (000s)

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 1.97% (i)
(Cost $583,619)	583,514,860	583,632
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $13,023,385)		12,827,133
NET OTHER ASSETS (LIABILITIES) - 0.7%		92,209
NET ASSETS - 100%		$12,919,342

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount (000s)(2)	Value (000s)(1)	Upfront Premium Received/(Paid) (000s)	Unrealized Appreciation/(Depreciation) (000s)
Credit Default Swaps
Buy Protection
Deutsche Bank AG		Dec. 2018	Credit Suisse International	(1%)	Quarterly	$6,500	$(19)	$(20)	$(39)
Deutsche Bank AG		Mar. 2019	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	4,085	(15)	(26)	(41)
National Australia Bank Ltd		Dec. 2018	Credit Suisse International	(1%)	Quarterly	6,500	(30)	(33)	(63)
National Australia Bank Ltd		Dec. 2018	Credit Suisse International	(1%)	Quarterly	6,500	(29)	(29)	(58)
TOTAL BUY PROTECTION							(93)	(108)	(201)
Sell Protection
Countrywide Home Loans Inc Series 2003-BC1 Class B1	Ba2	Mar. 2032	Merrill Lynch International	4.29%	Monthly	$50	2	0	2

TOTAL CREDIT DEFAULT SWAPS							$(91)	$(108)	$(199)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $318,481,000 or 2.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $192,000.

 (f) Level 3 security

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,611
Fidelity Mortgage Backed Securities Central Fund	60,975
Fidelity Specialized High Income Central Fund	34,012
Total	$100,598

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$2,155,355	$732,158(a)	$--	$--	$(69,961)	$2,817,552	35.2%
Fidelity Specialized High Income Central Fund	476,884	34,013	--	--	(22,497)	488,400	67.9%
Total	$2,632,239	$766,171	$--	$--	$(92,458)	$3,305,952

 (a) Includes the value of shares purchased through in-kind transactions. See Note 2 of the Notes to Financial Statements.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$3,235,697	$--	$3,235,697	$--
U.S. Government and Government Agency Obligations	5,409,512	--	5,409,512	--
Asset-Backed Securities	91,716	--	90,670	1,046
Collateralized Mortgage Obligations	6,298	--	6,298	--
Commercial Mortgage Securities	24,295	--	24,295	--
Municipal Securities	96,291	--	96,291	--
Bank Notes	62,017	--	62,017	--
Fixed-Income Funds	3,305,952	3,305,952	--	--
Preferred Securities	11,723	--	11,723	--
Money Market Funds	583,632	583,632	--	--
Total Investments in Securities:	$12,827,133	$3,889,584	$8,936,503	$1,046
Derivative Instruments:
Assets
Swaps	$2	$--	$2	$--
Total Assets	$2	$--	$2	$--
Liabilities
Swaps	$(93)	$--	$(93)	$--
Total Liabilities	$(93)	$--	$(93)	$--
Total Derivative Instruments:	$(91)	$--	$(91)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Credit Risk
Swaps(a)	$2	$(93)
Total Credit Risk	2	(93)
Total Value of Derivatives	$2	$(93)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,043,373)	$8,937,549
Fidelity Central Funds (cost $3,980,012)	3,889,584
Total Investment in Securities (cost $13,023,385)		$12,827,133
Receivable for investments sold		91
Receivable for fund shares sold		33,138
Interest receivable		69,812
Distributions receivable from Fidelity Central Funds		817
Bi-lateral OTC swaps, at value		2
Other receivables		189
Total assets		12,931,182
Liabilities
Payable for investments purchased	$260
Payable for fund shares redeemed	5,071
Distributions payable	1,356
Bi-lateral OTC swaps, at value	93
Accrued management fee	3,242
Transfer agent fee payable	1,112
Distribution and service plan fees payable	41
Other affiliated payables	477
Other payables and accrued expenses	188
Total liabilities		11,840
Net Assets		$12,919,342
Net Assets consist of:
Paid in capital		$13,172,007
Undistributed net investment income		34,087
Accumulated undistributed net realized gain (loss) on investments		(90,301)
Net unrealized appreciation (depreciation) on investments		(196,451)
Net Assets		$12,919,342
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($88,403 ÷ 11,460 shares)		$7.71
Maximum offering price per share (100/96.00 of $7.71)		$8.03
Class M:
Net Asset Value and redemption price per share ($19,646 ÷ 2,546 shares)		$7.72
Maximum offering price per share (100/96.00 of $7.72)		$8.04
Class C:
Net Asset Value and offering price per share ($21,590 ÷ 2,795 shares)(a)		$7.72
Investment Grade Bond:
Net Asset Value, offering price and redemption price per share ($11,730,284 ÷ 1,519,524 shares)		$7.72
Class I:
Net Asset Value, offering price and redemption price per share ($1,059,419 ÷ 137,087 shares)		$7.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Dividends		$808
Interest		269,159
Income from Fidelity Central Funds		91,328
Total income		361,295
Expenses
Management fee	$36,081
Transfer agent fees	12,391
Distribution and service plan fees	478
Fund wide operations fee	5,152
Independent trustees' fees and expenses	47
Commitment fees	31
Total expenses before reductions	54,180
Expense reductions	(10)
Total expenses after reductions		54,170
Net investment income (loss)		307,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(88,639)
Fidelity Central Funds	4
Swaps	(769)
Capital gain distributions from Fidelity Central Funds	9,270
Total net realized gain (loss)		(80,134)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(235,427)
Fidelity Central Funds	(92,462)
Swaps	728
Total change in net unrealized appreciation (depreciation)		(327,161)
Net gain (loss)		(407,295)
Net increase (decrease) in net assets resulting from operations		$(100,170)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$307,125	$208,651
Net realized gain (loss)	(80,134)	57,134
Change in net unrealized appreciation (depreciation)	(327,161)	(111,136)
Net increase (decrease) in net assets resulting from operations	(100,170)	154,649
Distributions to shareholders from net investment income	(280,172)	(195,690)
Share transactions - net increase (decrease)	2,580,873	2,110,536
Total increase (decrease) in net assets	2,200,531	2,069,495
Net Assets
Beginning of period	10,718,811	8,649,316
End of period	$12,919,342	$10,718,811
Other Information
Undistributed net investment income end of period	$34,087	$12,864

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Investment Grade Bond Fund Class A

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.97	$8.03	$7.74	$7.93	$7.64
Income from Investment Operations
Net investment income (loss)A	.178	.151	.197	.203	.197
Net realized and unrealized gain (loss)	(.277)	(.071)	.278	(.204)	.270
Total from investment operations	(.099)	.080	.475	(.001)	.467
Distributions from net investment income	(.161)	(.140)	(.185)	(.189)	(.177)
Total distributions	(.161)	(.140)	(.185)	(.189)	(.177)
Net asset value, end of period	$7.71	$7.97	$8.03	$7.74	$7.93
Total ReturnB,C	(1.25)%	1.03%	6.25%	(.04)%	6.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.77%	.78%
Expenses net of all reductions	.77%	.77%	.77%	.77%	.78%
Net investment income (loss)	2.29%	1.91%	2.54%	2.57%	2.52%
Supplemental Data
Net assets, end of period (in millions)	$88	$74	$79	$78	$70
Portfolio turnover rateF	56%G	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class M

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.98	$8.04	$7.75	$7.94	$7.64
Income from Investment Operations
Net investment income (loss)A	.178	.148	.194	.201	.196
Net realized and unrealized gain (loss)	(.279)	(.070)	.279	(.205)	.280
Total from investment operations	(.101)	.078	.473	(.004)	.476
Distributions from net investment income	(.159)	(.138)	(.183)	(.186)	(.176)
Total distributions	(.159)	(.138)	(.183)	(.186)	(.176)
Net asset value, end of period	$7.72	$7.98	$8.04	$7.75	$7.94
Total ReturnB,C	(1.26)%	1.01%	6.20%	(.07)%	6.29%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.80%	.81%	.80%	.79%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.80%	.79%
Expenses net of all reductions	.79%	.80%	.81%	.80%	.79%
Net investment income (loss)	2.28%	1.88%	2.50%	2.54%	2.51%
Supplemental Data
Net assets, end of period (in millions)	$20	$22	$24	$21	$27
Portfolio turnover rateF	56%G	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class C

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.99	$8.05	$7.75	$7.94	$7.65
Income from Investment Operations
Net investment income (loss)A	.119	.090	.138	.143	.139
Net realized and unrealized gain (loss)	(.288)	(.070)	.288	(.204)	.270
Total from investment operations	(.169)	.020	.426	(.061)	.409
Distributions from net investment income	(.101)	(.080)	(.126)	(.129)	(.119)
Total distributions	(.101)	(.080)	(.126)	(.129)	(.119)
Net asset value, end of period	$7.72	$7.99	$8.05	$7.75	$7.94
Total ReturnB,C	(2.12)%	.27%	5.57%	(.79)%	5.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.54%	1.54%	1.52%	1.51%
Expenses net of fee waivers, if any	1.54%	1.54%	1.54%	1.52%	1.51%
Expenses net of all reductions	1.54%	1.54%	1.54%	1.52%	1.51%
Net investment income (loss)	1.53%	1.14%	1.78%	1.81%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$22	$24	$30	$28	$36
Portfolio turnover rateF	56%G	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.98	$8.04	$7.75	$7.94	$7.65
Income from Investment Operations
Net investment income (loss)A	.203	.176	.222	.228	.222
Net realized and unrealized gain (loss)	(.277)	(.070)	.279	(.204)	.270
Total from investment operations	(.074)	.106	.501	.024	.492
Distributions from net investment income	(.186)	(.166)	(.211)	(.214)	(.202)
Total distributions	(.186)	(.166)	(.211)	(.214)	(.202)
Net asset value, end of period	$7.72	$7.98	$8.04	$7.75	$7.94
Total ReturnB	(.93)%	1.36%	6.59%	.28%	6.51%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.61%	2.23%	2.86%	2.89%	2.85%
Supplemental Data
Net assets, end of period (in millions)	$11,730	$9,742	$7,974	$6,207	$5,520
Portfolio turnover rateE	56%F	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class I

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$7.99	$8.05	$7.76	$7.95	$7.65
Income from Investment Operations
Net investment income (loss)A	.199	.172	.218	.224	.218
Net realized and unrealized gain (loss)	(.277)	(.070)	.279	(.204)	.280
Total from investment operations	(.078)	.102	.497	.020	.498
Distributions from net investment income	(.182)	(.162)	(.207)	(.210)	(.198)
Total distributions	(.182)	(.162)	(.207)	(.210)	(.198)
Net asset value, end of period	$7.73	$7.99	$8.05	$7.76	$7.95
Total ReturnB	(.98)%	1.31%	6.53%	.23%	6.58%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.51%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.51%
Net investment income (loss)	2.56%	2.19%	2.81%	2.84%	2.79%
Supplemental Data
Net assets, end of period (in millions)	$1,059	$857	$543	$490	$417
Portfolio turnover rateE	56%F	57%	48%	182%	218%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Investment Grade Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

During the period, the Fund completed an exchange in-kind with Fidelity Mortgage Backed Securities Central Fund. The Fund delivered investments, including accrued interest valued at $21,226, (which included $49 of unrealized appreciation), in exchange for 197 shares of Fidelity Mortgage Backed Securities Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options	Less than .005%
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $189 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swaps, market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$86,495
Gross unrealized depreciation	(272,063)
Net unrealized appreciation (depreciation)	$(185,568)
Tax Cost	$13,012,657

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,032
Net unrealized appreciation (depreciation) on securities and other investments	$(185,568)

The Fund intends to elect to defer to its next fiscal year $86,941 of capital losses recognized during the period November 1, 2017 to August 31, 2018.

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$280,172	$ 195,690

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(769)	$728

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $1,935,707 and $518,761, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees, do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$192	$10
Class M	-%	.25%	51	2
Class C	.75%	.25%	235	15
			$478	$27

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	2
$11

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond. FIIOC receives an asset-based fee of .10% of Investment Grade Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$129.17
Class M	38.19
Class C	44.19
Investment Grade Bond	10,698.10
Class I	1,482.15
	$12,391

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .04% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $2.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Class A	$1,579	$1,284
Class M	417	396
Class C	304	278
Investment Grade Bond	255,071	180,476
Class I	22,801	13,256
Total	$280,172	$195,690

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Class A
Shares sold	4,998	2,873	$38,720	$22,718
Reinvestment of distributions	195	155	1,515	1,219
Shares redeemed	(3,050)	(3,510)	(23,771)	(27,577)
Net increase (decrease)	2,143	(482)	$16,464	$(3,640)
Class M
Shares sold	346	479	$2,691	$3,774
Reinvestment of distributions	52	48	403	380
Shares redeemed	(548)	(816)	(4,266)	(6,413)
Net increase (decrease)	(150)	(289)	$(1,172)	$(2,259)
Class C
Shares sold	521	644	$4,085	$5,100
Reinvestment of distributions	37	32	289	252
Shares redeemed	(812)	(1,359)	(6,319)	(10,666)
Net increase (decrease)	(254)	(683)	$(1,945)	$(5,314)
Investment Grade Bond
Shares sold	449,650	413,405	$3,509,109	$3,252,832
Reinvestment of distributions	30,820	21,173	240,155	167,012
Shares redeemed	(181,641)	(205,544)	(1,415,874)	(1,611,996)
Net increase (decrease)	298,829	229,034	$2,333,390	$1,807,848
Class I
Shares sold	48,191	44,553	$379,623	$351,123
Reinvestment of distributions	2,775	1,603	21,645	12,660
Shares redeemed	(21,160)	(6,314)	(167,132)	(49,882)
Net increase (decrease)	29,806	39,842	$234,136	$313,901

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Class A	.76%
Actual		$1,000.00	$1,007.70	$3.85
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class M	.78%
Actual		$1,000.00	$1,007.60	$3.95
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class C	1.52%
Actual		$1,000.00	$1,003.90	$7.68
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Investment Grade Bond	.45%
Actual		$1,000.00	$1,009.30	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,009.10	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 34.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $188,219,432 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

AIGB-ANN-1018
1.784629.116

Fidelity® Series Investment Grade Bond Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Investment Grade Bond Fund	(0.45)%	2.97%	5.10%

 A From October 8, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Bond Fund on October 8, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,361	Fidelity® Series Investment Grade Bond Fund
$14,578	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Ford O’Neil and Celso Munoz:   For the fiscal year ending August 31, 2018, the fund returned -0.45%, comfortably outpacing, net of fees, the -1.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index. Versus the benchmark, the fund’s somewhat shorter duration helped it hold in better as interest rates rose the past 12 months. The fund’s exposure to Treasury Inflation-Protected Securities (TIPS) added value, as the segment was one of the best performers in the U.S. investment-grade market. Underweighting nominal Treasuries, which trailed the index, also boosted the relative return. Positioning among investment-grade corporate bonds added value. Within this segment, the fund’s underweighting in industrials helped, given this sector’s trailing performance. Security selection among financials and an overweighting in this group also contributed. Elsewhere, holdings in taxable municipal bonds from the state of Illinois added to the fund’s relative return. Conversely, specific government agency holdings tied to energy, namely Petroleos Mexicanos (PEMEX) disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	61.8%
AAA	0.9%
AA	0.7%
A	7.0%
BBB	23.8%
BB and Below	4.8%
Not Rated	0.4%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*,**,***
Corporate Bonds	33.3%
U.S. Government and U.S. Government Agency Obligations	61.8%
Asset-Backed Securities	1.5%
CMOs and Other Mortgage Related Securities	0.4%
Municipal Bonds	1.6%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 7.6%

 ** Futures and Swaps - 1.0%

 *** Written options - (1.3)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 33.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.5%
General Motors Co. 3.5% 10/2/18	$15,850,000	$15,861,571
General Motors Financial Co., Inc.:
3.2% 7/13/20	26,000,000	25,915,431
3.5% 7/10/19	18,875,000	18,975,229
4.2% 3/1/21	27,410,000	27,789,472
4.25% 5/15/23	9,285,000	9,318,885
4.375% 9/25/21	41,737,000	42,489,545
		140,350,133
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	18,902,000	19,471,861
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 2.75% 12/9/20	4,768,000	4,741,695
Media - 1.9%
21st Century Fox America, Inc.:
6.15% 3/1/37	8,831,000	10,741,475
7.75% 12/1/45	10,133,000	14,924,972
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	46,167,000	47,088,769
4.908% 7/23/25	25,893,000	26,402,353
5.375% 5/1/47	37,324,000	34,813,328
6.484% 10/23/45	20,000,000	21,321,993
Comcast Corp.:
3.9% 3/1/38	5,337,000	4,941,319
3.969% 11/1/47	17,299,000	15,659,245
3.999% 11/1/49	19,881,000	17,903,950
4% 3/1/48	9,855,000	8,903,954
4.6% 8/15/45	14,241,000	14,003,083
4.65% 7/15/42	12,725,000	12,649,828
NBCUniversal, Inc.:
4.45% 1/15/43	10,087,000	9,697,233
5.15% 4/30/20	28,753,000	29,734,781
5.95% 4/1/41	7,055,000	8,173,971
Time Warner Cable, Inc.:
4% 9/1/21	38,151,000	38,447,057
4.5% 9/15/42	19,770,000	16,658,411
5.5% 9/1/41	14,842,000	14,258,550
5.875% 11/15/40	9,556,000	9,547,840
6.55% 5/1/37	40,036,000	43,233,118
7.3% 7/1/38	30,237,000	35,131,697
8.25% 4/1/19	42,627,000	43,897,639
Time Warner, Inc.:
3.6% 7/15/25	9,728,000	9,329,055
6.2% 3/15/40	15,555,000	16,770,468
		504,234,089

TOTAL CONSUMER DISCRETIONARY		668,797,778

CONSUMER STAPLES - 2.1%
Beverages - 1.0%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	51,141,000	50,546,228
3.3% 2/1/23	55,080,000	54,646,469
4.7% 2/1/36	52,149,000	52,864,088
4.9% 2/1/46	59,642,000	60,612,529
Anheuser-Busch InBev Worldwide, Inc.:
3.75% 1/15/22	16,792,000	17,058,327
4.75% 4/15/58	29,346,000	28,792,484
		264,520,125
Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 2.7% 11/18/19	14,218,000	14,171,724
Tobacco - 1.0%
Altria Group, Inc.:
2.85% 8/9/22	31,563,000	30,974,235
9.25% 8/6/19	1,547,000	1,636,613
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (a)	24,400,000	24,242,128
3.75% 7/21/22 (a)	56,649,000	56,509,292
4.25% 7/21/25 (a)	25,864,000	25,734,939
Reynolds American, Inc.:
3.25% 6/12/20	5,106,000	5,099,555
4% 6/12/22	17,554,000	17,766,750
4.45% 6/12/25	12,732,000	12,905,298
5.7% 8/15/35	6,607,000	7,127,198
5.85% 8/15/45	50,684,000	55,247,819
6.15% 9/15/43	11,136,000	12,439,354
7.25% 6/15/37	15,680,000	19,675,695
		269,358,876

TOTAL CONSUMER STAPLES		548,050,725

ENERGY - 5.7%
Energy Equipment & Services - 0.5%
DCP Midstream LLC 6.75% 9/15/37 (a)	2,991,000	3,222,803
El Paso Pipeline Partners Operating Co. LLC:
5% 10/1/21	13,430,000	13,990,732
6.5% 4/1/20	2,078,000	2,182,821
Ensco PLC:
5.2% 3/15/25	32,677,000	27,326,141
5.75% 10/1/44	12,542,000	9,124,305
Halliburton Co.:
3.8% 11/15/25	12,900,000	12,873,831
4.85% 11/15/35	11,266,000	11,788,927
Noble Holding International Ltd.:
7.95% 4/1/25 (b)	32,232,000	30,620,400
8.95% 4/1/45 (b)	11,807,000	10,685,335
		121,815,295
Oil, Gas & Consumable Fuels - 5.2%
Anadarko Finance Co. 7.5% 5/1/31	33,458,000	41,885,780
Anadarko Petroleum Corp.:
4.85% 3/15/21	8,165,000	8,418,475
5.55% 3/15/26	16,886,000	18,145,668
6.45% 9/15/36	4,820,000	5,590,546
6.6% 3/15/46	45,900,000	55,240,698
Canadian Natural Resources Ltd. 5.85% 2/1/35	11,807,000	13,286,156
Cenovus Energy, Inc. 4.25% 4/15/27	26,894,000	25,977,298
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	23,925,000	23,851,864
4.5% 6/1/25	7,318,000	7,389,880
DCP Midstream LLC:
4.75% 9/30/21 (a)	21,176,000	21,493,640
5.35% 3/15/20 (a)	39,799,000	40,694,478
DCP Midstream Operating LP 3.875% 3/15/23	38,871,000	37,899,225
Duke Energy Field Services 6.45% 11/3/36 (a)	7,882,000	8,295,805
El Paso Corp. 6.5% 9/15/20	21,920,000	23,225,745
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	16,015,000	16,071,506
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	6,935,000	6,902,971
3.9% 5/15/24 (b)	7,314,000	7,070,154
Enbridge Energy Partners LP:
4.2% 9/15/21	24,752,000	25,009,917
4.375% 10/15/20	16,600,000	16,837,269
Enbridge, Inc.:
4.25% 12/1/26	8,212,000	8,248,115
5.5% 12/1/46	9,479,000	10,629,877
Energy Transfer Partners LP:
4.2% 9/15/23	5,952,000	6,021,505
4.95% 6/15/28	20,306,000	20,715,778
5.8% 6/15/38	11,323,000	11,705,711
6% 6/15/48	7,374,000	7,826,043
Enterprise Products Operating LP:
2.55% 10/15/19	4,990,000	4,968,514
3.75% 2/15/25	16,764,000	16,818,846
Kinder Morgan Energy Partners LP 6.55% 9/15/40	2,324,000	2,621,356
Marathon Petroleum Corp. 5.125% 3/1/21	20,728,000	21,547,962
MPLX LP:
4.5% 7/15/23	9,847,000	10,123,961
4.875% 12/1/24	13,954,000	14,487,729
Nakilat, Inc. 6.067% 12/31/33 (a)	5,435,000	5,937,629
Petrobras Global Finance BV 4.375% 5/20/23	69,514,000	65,273,646
Petroleos Mexicanos:
3.5% 1/30/23	28,927,000	27,259,358
4.5% 1/23/26	25,619,000	23,697,575
4.625% 9/21/23	51,115,000	50,235,822
4.875% 1/24/22	17,019,000	17,116,859
4.875% 1/18/24	25,208,000	24,703,840
5.375% 3/13/22	10,290,000	10,516,380
5.5% 1/21/21	41,149,000	42,301,172
5.5% 6/27/44	29,591,000	24,462,880
5.625% 1/23/46	24,828,000	20,455,789
6% 3/5/20	6,833,000	7,063,614
6.35% 2/12/48 (a)	17,400,000	15,442,500
6.375% 1/23/45	22,458,000	20,119,448
6.5% 3/13/27	23,110,000	23,396,564
6.5% 6/2/41	47,555,000	43,543,736
6.75% 9/21/47	83,207,000	77,023,056
6.875% 8/4/26	20,000,000	20,700,000
8% 5/3/19	11,765,000	12,085,596
Phillips 66 Co. 4.3% 4/1/22	21,152,000	21,768,892
Phillips 66 Partners LP 2.646% 2/15/20	2,101,000	2,077,752
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	23,890,000	23,667,181
3.85% 10/15/23	20,000,000	19,752,228
Southwestern Energy Co. 6.2% 1/23/25 (b)	13,262,000	13,278,578
The Williams Companies, Inc.:
3.7% 1/15/23	18,174,000	17,992,260
4.55% 6/24/24	86,182,000	87,960,796
Western Gas Partners LP:
4.65% 7/1/26	5,606,000	5,611,950
4.75% 8/15/28	5,645,000	5,617,266
5.375% 6/1/21	39,434,000	40,863,729
Williams Partners LP:
3.6% 3/15/22	17,478,000	17,437,817
3.9% 1/15/25	6,023,000	5,958,315
4% 11/15/21	7,970,000	8,072,464
4.125% 11/15/20	4,302,000	4,357,190
4.3% 3/4/24	17,006,000	17,208,401
4.5% 11/15/23	8,697,000	8,900,694
		1,370,863,449

TOTAL ENERGY		1,492,678,744

FINANCIALS - 12.8%
Banks - 5.9%
Bank of America Corp.:
3.004% 12/20/23 (b)	64,210,000	62,508,703
3.3% 1/11/23	22,906,000	22,728,427
3.419% 12/20/28 (b)	29,790,000	28,071,333
3.5% 4/19/26	25,446,000	24,771,342
3.864% 7/23/24 (b)	7,284,000	7,317,455
3.95% 4/21/25	22,702,000	22,335,892
4.1% 7/24/23	35,172,000	36,049,972
4.2% 8/26/24	36,930,000	37,103,848
4.25% 10/22/26	24,664,000	24,486,418
Barclays PLC:
2.75% 11/8/19	20,644,000	20,534,195
3.25% 1/12/21	24,010,000	23,734,317
4.375% 1/12/26	32,341,000	31,588,748
5.2% 5/12/26	26,409,000	26,095,023
Citigroup, Inc.:
2.4% 2/18/20	57,223,000	56,695,068
2.75% 4/25/22	25,000,000	24,363,234
2.9% 12/8/21	20,972,000	20,656,284
3.142% 1/24/23 (b)	22,396,000	22,073,863
4.05% 7/30/22	10,740,000	10,856,480
4.3% 11/20/26	8,693,000	8,571,667
4.4% 6/10/25	56,554,000	56,667,350
5.5% 9/13/25	14,330,000	15,263,623
Citizens Bank NA 2.55% 5/13/21	7,737,000	7,551,754
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	27,180,000	27,229,630
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20	26,632,000	26,423,691
3.75% 3/26/25	26,750,000	25,970,782
3.8% 9/15/22	38,070,000	38,081,119
3.8% 6/9/23	42,579,000	42,313,674
Discover Bank:
3.35% 2/6/23	15,572,000	15,214,987
4.2% 8/8/23	35,498,000	35,815,690
7% 4/15/20	9,043,000	9,506,983
Fifth Third Bancorp 8.25% 3/1/38	12,528,000	17,281,477
HSBC Holdings PLC 4.25% 3/14/24	12,220,000	12,255,422
Huntington Bancshares, Inc. 7% 12/15/20	4,459,000	4,804,574
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	6,553,000	5,929,515
5.71% 1/15/26 (a)	50,790,000	46,083,550
JPMorgan Chase & Co.:
2.35% 1/28/19	21,611,000	21,603,405
2.95% 10/1/26	27,458,000	25,695,171
3.25% 9/23/22	53,888,000	53,580,478
3.797% 7/23/24 (b)	63,894,000	64,109,619
3.875% 9/10/24	52,753,000	52,409,732
4.125% 12/15/26	48,163,000	48,082,538
4.25% 10/15/20	8,000,000	8,176,156
4.35% 8/15/21	37,606,000	38,730,087
4.625% 5/10/21	10,326,000	10,690,197
Rabobank Nederland 4.375% 8/4/25	39,970,000	39,842,896
Regions Bank 6.45% 6/26/37	40,184,000	47,655,610
Regions Financial Corp. 3.2% 2/8/21	14,047,000	13,992,252
Royal Bank of Scotland Group PLC:
4.8% 4/5/26	42,281,000	42,857,681
5.125% 5/28/24	45,938,000	46,078,307
6% 12/19/23	40,227,000	41,944,396
6.1% 6/10/23	35,599,000	37,180,899
6.125% 12/15/22	71,538,000	75,033,435
		1,564,598,949
Capital Markets - 4.0%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	30,803,000	29,981,654
4.25% 2/15/24	23,736,000	24,162,203
Credit Suisse Group AG 3.869% 1/12/29 (a)(b)	19,608,000	18,716,420
Deutsche Bank AG 4.5% 4/1/25	67,755,000	63,363,632
Deutsche Bank AG New York Branch:
3.15% 1/22/21	18,975,000	18,542,763
3.3% 11/16/22	46,140,000	43,849,686
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	158,668,000	155,161,796
3.2% 2/23/23	83,857,000	82,368,338
3.272% 9/29/25 (b)	52,832,000	50,836,321
4.25% 10/21/25	26,330,000	26,185,931
6.75% 10/1/37	11,247,000	13,572,572
IntercontinentalExchange, Inc. 2.75% 12/1/20	8,512,000	8,441,812
Lazard Group LLC 4.25% 11/14/20	20,221,000	20,589,533
Moody's Corp.:
2.75% 12/15/21	5,835,000	5,724,371
3.25% 1/15/28	11,244,000	10,665,034
4.875% 2/15/24	10,558,000	11,093,658
Morgan Stanley:
3.125% 1/23/23	52,000,000	51,102,579
3.7% 10/23/24	18,925,000	18,760,762
3.737% 4/24/24 (b)	163,561,000	162,919,272
3.75% 2/25/23	53,516,000	53,851,737
4.1% 5/22/23	20,000,000	20,155,560
4.875% 11/1/22	39,633,000	41,284,633
5% 11/24/25	6,349,000	6,599,968
5.625% 9/23/19	16,919,000	17,392,568
5.75% 1/25/21	26,624,000	28,107,607
7.3% 5/13/19	22,127,000	22,803,426
Thomson Reuters Corp. 3.85% 9/29/24	18,774,000	18,550,302
UBS Group Funding Ltd. 4.125% 9/24/25 (a)	27,816,000	27,920,033
		1,052,704,171
Consumer Finance - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	8,162,000	8,035,285
4.125% 7/3/23	21,033,000	20,990,014
4.5% 5/15/21	5,650,000	5,745,840
5% 10/1/21	8,475,000	8,757,025
Capital One Financial Corp. 3.8% 1/31/28	21,736,000	20,684,746
Discover Financial Services:
3.75% 3/4/25	20,000,000	19,237,620
3.85% 11/21/22	38,277,000	38,135,390
3.95% 11/6/24	16,412,000	16,084,946
5.2% 4/27/22	16,852,000	17,519,319
Ford Motor Credit Co. LLC 2.875% 10/1/18	27,070,000	27,078,168
Synchrony Financial:
3% 8/15/19	8,044,000	8,030,308
3.75% 8/15/21	12,146,000	12,119,221
3.95% 12/1/27	26,455,000	24,104,658
4.25% 8/15/24	12,226,000	11,853,540
		238,376,080
Diversified Financial Services - 0.4%
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	5,194,000	5,177,110
Brixmor Operating Partnership LP:
3.25% 9/15/23	36,362,000	34,969,356
3.85% 2/1/25	22,346,000	21,708,899
3.875% 8/15/22	17,670,000	17,640,085
4.125% 6/15/26	10,088,000	9,852,121
Voya Financial, Inc. 3.125% 7/15/24	13,735,000	13,064,391
		102,411,962
Insurance - 1.6%
AIA Group Ltd. 2.25% 3/11/19 (a)	5,074,000	5,052,331
American International Group, Inc.:
2.3% 7/16/19	10,789,000	10,747,678
3.3% 3/1/21	11,928,000	11,921,965
3.875% 1/15/35	29,736,000	26,973,449
4.875% 6/1/22	26,181,000	27,432,073
Aon Corp. 5% 9/30/20	5,687,000	5,875,454
Hartford Financial Services Group, Inc. 5.125% 4/15/22	27,603,000	29,117,439
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	23,174,000	23,977,713
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	13,119,000	13,590,078
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	34,265,000	32,992,806
MetLife, Inc.:
3.048% 12/15/22 (b)	21,302,000	21,051,617
4.75% 2/8/21	4,629,000	4,788,146
Metropolitan Life Global Funding I 3% 1/10/23 (a)	15,204,000	14,941,143
Pacific LifeCorp 5.125% 1/30/43 (a)	30,812,000	33,063,581
Pricoa Global Funding I 5.375% 5/15/45 (b)	27,275,000	27,547,750
Prudential Financial, Inc. 7.375% 6/15/19	3,820,000	3,954,946
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	29,603,000	31,873,142
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (a)	7,063,000	7,055,975
4.125% 11/1/24 (a)	10,239,000	10,197,752
Unum Group:
3.875% 11/5/25	25,368,000	24,731,685
5.625% 9/15/20	18,528,000	19,278,388
5.75% 8/15/42	40,693,000	43,402,785
		429,567,896

TOTAL FINANCIALS		3,387,659,058

HEALTH CARE - 2.4%
Biotechnology - 0.2%
AbbVie, Inc.:
2.9% 11/6/22	25,191,000	24,574,047
4.5% 5/14/35	36,362,000	35,511,505
		60,085,552
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co.:
2.675% 12/15/19	6,576,000	6,542,397
3.7% 6/6/27	16,901,000	16,183,686
		22,726,083
Health Care Providers & Services - 1.2%
CVS Health Corp.:
2.8% 7/20/20	23,157,000	22,998,001
3.7% 3/9/23	13,600,000	13,563,013
4% 12/5/23	18,015,000	18,145,505
4.1% 3/25/25	58,752,000	58,818,834
4.3% 3/25/28	68,226,000	67,711,661
4.78% 3/25/38	30,372,000	30,213,799
5.05% 3/25/48	44,655,000	45,255,331
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	4,903,000	4,917,200
4.272% 8/28/23 (a)	15,472,000	15,536,818
4.9% 8/28/28 (a)	6,518,000	6,567,616
Medco Health Solutions, Inc. 4.125% 9/15/20	11,062,000	11,211,023
WellPoint, Inc. 3.3% 1/15/23	21,022,000	20,825,313
		315,764,114
Pharmaceuticals - 0.9%
Actavis Funding SCS:
3% 3/12/20	22,207,000	22,146,423
3.45% 3/15/22	25,461,000	25,265,193
Allergan PLC 3.25% 10/1/22	15,000,000	14,705,329
Mylan NV:
2.5% 6/7/19	6,670,000	6,638,826
3.15% 6/15/21	24,804,000	24,436,024
3.95% 6/15/26	37,112,000	35,195,298
Perrigo Finance PLC 3.5% 12/15/21	2,562,000	2,538,225
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	50,000,000	47,720,319
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	17,346,000	16,219,126
2.8% 7/21/23	17,871,000	15,813,424
Zoetis, Inc. 3.25% 2/1/23	33,171,000	32,755,420
		243,433,607

TOTAL HEALTH CARE		642,009,356

INDUSTRIALS - 0.6%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc.:
3.8% 10/7/24 (a)	15,580,000	15,538,622
6.375% 6/1/19 (a)	9,485,000	9,720,411
		25,259,033
Airlines - 0.0%
Continental Airlines, Inc. 6.545% 2/2/19	231,826	235,205
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	213,512	213,512
		448,717
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.625% 9/4/18	24,956,000	24,956,000
3% 9/15/23	4,809,000	4,585,080
3.375% 6/1/21	12,831,000	12,755,040
3.75% 2/1/22	25,484,000	25,557,267
3.875% 4/1/21	17,429,000	17,545,176
4.25% 9/15/24	19,743,000	19,792,753
4.75% 3/1/20	19,421,000	19,807,801
		124,999,117
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	2,599,000	2,936,870

TOTAL INDUSTRIALS		153,643,737

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	4,946,000	4,943,238
MATERIALS - 0.3%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21	19,768,000	20,164,932
4.25% 11/15/20	6,609,000	6,750,732
		26,915,664
Metals & Mining - 0.2%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	10,050,000	10,554,812
6.75% 10/19/75 (a)(b)	24,962,000	27,395,795
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	8,127,000	7,736,904
4.5% 8/1/47 (a)	6,415,000	6,235,444
		51,922,955

TOTAL MATERIALS		78,838,619

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	4,816,000	4,780,719
4.6% 4/1/22	7,545,000	7,785,493
American Campus Communities Operating Partnership LP 3.75% 4/15/23	7,324,000	7,283,758
AvalonBay Communities, Inc. 3.625% 10/1/20	12,415,000	12,502,492
Boston Properties, Inc. 3.85% 2/1/23	10,817,000	10,920,941
Camden Property Trust:
2.95% 12/15/22	12,066,000	11,780,371
4.25% 1/15/24	20,255,000	20,664,889
Corporate Office Properties LP 5% 7/1/25	16,542,000	16,984,750
DDR Corp.:
3.625% 2/1/25	12,380,000	11,851,089
4.25% 2/1/26	9,452,000	9,329,519
4.625% 7/15/22	19,208,000	19,747,423
Duke Realty LP:
3.625% 4/15/23	22,930,000	22,818,075
3.75% 12/1/24	9,068,000	8,987,683
3.875% 10/15/22	20,422,000	20,703,482
Equity One, Inc. 3.75% 11/15/22	30,646,000	30,608,731
ERP Operating LP:
2.375% 7/1/19	14,895,000	14,847,122
4.75% 7/15/20	31,427,000	32,207,220
Lexington Corporate Properties Trust 4.4% 6/15/24	7,941,000	7,859,373
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	29,828,000	29,818,548
4.5% 1/15/25	13,762,000	13,623,040
4.5% 4/1/27	73,646,000	71,479,022
4.75% 1/15/28	30,475,000	30,001,446
4.95% 4/1/24	7,519,000	7,684,660
5.25% 1/15/26	29,837,000	30,504,149
Retail Opportunity Investments Partnership LP:
4% 12/15/24	5,631,000	5,339,013
5% 12/15/23	4,225,000	4,249,069
Ventas Realty LP:
3.125% 6/15/23	6,397,000	6,225,831
3.5% 2/1/25	8,762,000	8,451,713
4% 3/1/28	11,430,000	11,186,709
4.125% 1/15/26	8,443,000	8,385,563
Weingarten Realty Investors 3.375% 10/15/22	4,634,000	4,582,226
WP Carey, Inc. 4% 2/1/25	30,215,000	29,687,206
		532,881,325
Real Estate Management & Development - 1.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	30,680,000	30,604,481
3.95% 11/15/27	22,384,000	21,414,054
4.1% 10/1/24	24,424,000	24,189,739
4.55% 10/1/29	23,929,000	23,610,576
Digital Realty Trust LP:
3.4% 10/1/20	26,061,000	26,107,705
3.95% 7/1/22	17,850,000	18,060,727
4.75% 10/1/25	18,728,000	19,396,272
5.25% 3/15/21	10,656,000	11,072,284
Liberty Property LP:
3.375% 6/15/23	12,723,000	12,517,986
3.75% 4/1/25	17,751,000	17,411,404
4.125% 6/15/22	11,558,000	11,795,523
4.4% 2/15/24	32,513,000	33,178,652
4.75% 10/1/20	17,245,000	17,669,349
Mack-Cali Realty LP:
3.15% 5/15/23	41,165,000	36,433,994
4.5% 4/18/22	7,126,000	6,956,015
Post Apartment Homes LP 3.375% 12/1/22	4,560,000	4,507,365
Tanger Properties LP:
3.125% 9/1/26	12,233,000	11,103,527
3.75% 12/1/24	17,037,000	16,494,174
3.875% 12/1/23	10,722,000	10,518,373
Ventas Realty LP/Ventas Capital Corp. 4.25% 3/1/22	5,600,000	5,719,062
Washington Prime Group LP 3.85% 4/1/20	20,000,000	19,808,141
		378,569,403

TOTAL REAL ESTATE		911,450,728

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.:
2.45% 6/30/20	18,005,000	17,766,369
3% 6/30/22	20,000,000	19,535,617
3.4% 5/15/25	51,500,000	48,930,187
3.6% 2/17/23	56,273,000	55,992,909
4.45% 4/1/24	2,396,000	2,453,654
4.5% 3/9/48	20,350,000	17,568,058
5.875% 10/1/19	16,408,000	16,913,091
6.3% 1/15/38	40,737,000	44,845,394
BellSouth Capital Funding Corp. 7.875% 2/15/30	193,000	232,097
Verizon Communications, Inc.:
2.625% 2/21/20	21,259,000	21,195,947
3.85% 11/1/42	5,973,000	5,134,149
4.522% 9/15/48	9,107,000	8,548,287
4.862% 8/21/46	17,028,000	16,828,310
5.012% 4/15/49	6,512,000	6,531,640
5.012% 8/21/54	41,944,000	40,853,230
5.5% 3/16/47	18,182,000	19,603,682
		342,932,621
Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de CV 3.125% 7/16/22	16,205,000	15,890,461

TOTAL TELECOMMUNICATION SERVICES		358,823,082

UTILITIES - 2.1%
Electric Utilities - 1.2%
American Electric Power Co., Inc. 2.95% 12/15/22	9,568,000	9,335,402
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	15,117,000	15,989,631
6.4% 9/15/20 (a)	34,900,000	36,708,862
Eversource Energy 2.8% 5/1/23	32,099,000	31,057,892
Exelon Corp. 2.85% 6/15/20	7,468,000	7,418,251
FirstEnergy Corp.:
4.25% 3/15/23	66,372,000	67,684,052
7.375% 11/15/31	30,718,000	39,811,391
FirstEnergy Solutions Corp. 6.05% 8/15/21 (c)	48,231,000	29,903,220
IPALCO Enterprises, Inc.:
3.45% 7/15/20	42,035,000	41,734,238
3.7% 9/1/24	10,405,000	10,057,826
LG&E and KU Energy LLC 3.75% 11/15/20	2,232,000	2,249,126
NV Energy, Inc. 6.25% 11/15/20	7,075,000	7,503,311
PPL Capital Funding, Inc. 3.4% 6/1/23	15,470,000	15,183,227
TECO Finance, Inc. 5.15% 3/15/20	11,097,000	11,392,454
		326,028,883
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	6,702,000	6,861,506
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP:
2.15% 6/15/19	5,956,000	5,912,644
2.7% 6/15/21	5,862,000	5,717,488
3.55% 6/15/26	9,377,000	8,910,909
		20,541,041
Multi-Utilities - 0.8%
Berkshire Hathaway Energy Co. 2% 11/15/18	29,001,000	28,982,366
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(d)	66,502,000	64,008,175
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(d)	7,991,000	7,691,338
NiSource Finance Corp.:
5.8% 2/1/42	11,523,000	13,118,792
5.95% 6/15/41	21,763,000	25,439,222
Puget Energy, Inc.:
6% 9/1/21	26,400,000	28,132,560
6.5% 12/15/20	8,451,000	9,002,362
Sempra Energy 2.875% 10/1/22	9,886,000	9,631,458
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(d)	13,102,000	12,750,080
		198,756,353

TOTAL UTILITIES		552,187,783

TOTAL NONCONVERTIBLE BONDS
(Cost $8,803,953,163)		8,799,082,848

U.S. Government and Government Agency Obligations - 36.7%
U.S. Treasury Inflation-Protected Obligations - 8.0%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$138,963,186	$133,673,444
0.875% 2/15/47	166,251,514	164,653,136
1% 2/15/46	86,568,086	88,359,543
1.375% 2/15/44	277,095,062	306,204,747
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	274,487,006	265,953,630
0.125% 7/15/26	239,361,389	228,428,103
0.25% 1/15/25	26,597,500	25,777,158
0.375% 7/15/25	349,518,893	341,998,157
0.375% 1/15/27	128,279,845	124,079,393
0.375% 7/15/27	142,157,940	137,647,739
0.625% 1/15/26	212,102,000	210,005,000
U.S. Treasury Inflation-Indexed Notes 0.5% 1/15/28	76,618,500	74,516,823

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		2,101,296,873

U.S. Treasury Obligations - 28.7%
U.S. Treasury Bonds:
2.75% 11/15/47	96,170,000	91,015,889
3% 5/15/45	166,184,000	165,502,386
3% 11/15/45	130,256,000	129,701,395
3% 5/15/47	212,440,000	211,402,696
3% 8/15/48	579,610,000	576,689,310
U.S. Treasury Notes:
1.25% 3/31/21	384,860,000	371,269,631
1.25% 10/31/21	890,411,000	851,212,027
1.375% 4/30/21	143,110,000	138,319,170
1.5% 5/15/20	253,710,000	249,022,312
1.75% 12/31/20	345,223,000	338,143,232
1.75% 6/30/22	511,054,000	492,807,778
1.875% 3/31/22	861,519,000	836,481,104
1.875% 7/31/22	400,905,000	388,110,494
1.875% 9/30/22	122,000,000	117,939,688
2% 12/31/21	766,143,000	748,635,437
2% 11/15/26	94,726,000	88,890,731
2.125% 7/31/24	221,359,000	213,352,029
2.125% 11/30/24	454,473,000	437,021,946
2.25% 12/31/24	337,871,000	327,127,756
2.25% 11/15/27	242,220,000	230,241,465
2.375% 5/15/27	232,280,000	223,832,629
2.75% 6/30/25	213,728,000	212,859,730
2.75% 2/15/28	132,320,000	131,012,307

TOTAL U.S. TREASURY OBLIGATIONS		7,570,591,142

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,917,836,962)		9,671,888,015

U.S. Government Agency - Mortgage Securities - 24.0%
Fannie Mae - 11.7%
12 month U.S. LIBOR + 1.365% 3.271% 10/1/35 (b)(d)	32,263	33,313
12 month U.S. LIBOR + 1.445% 3.541% 4/1/37 (b)(d)	124,133	128,390
12 month U.S. LIBOR + 1.480% 4.287% 7/1/34 (b)(d)	74,902	77,617
12 month U.S. LIBOR + 1.495% 3.409% 1/1/35 (b)(d)	160,714	164,765
12 month U.S. LIBOR + 1.507% 4.2% 7/1/37 (b)(d)	35,251	36,576
12 month U.S. LIBOR + 1.553% 4.279% 6/1/36 (b)(d)	108,364	112,747
12 month U.S. LIBOR + 1.565% 3.565% 3/1/37 (b)(d)	54,043	56,147
12 month U.S. LIBOR + 1.594% 4.161% 5/1/36 (b)(d)	256,310	268,132
12 month U.S. LIBOR + 1.617% 3.623% 3/1/33 (b)(d)	110,497	113,647
12 month U.S. LIBOR + 1.641% 3.366% 9/1/36 (b)(d)	103,386	107,891
12 month U.S. LIBOR + 1.643% 3.315% 9/1/36 (b)(d)	68,845	71,674
12 month U.S. LIBOR + 1.645% 3.589% 6/1/47 (b)(d)	110,045	115,449
12 month U.S. LIBOR + 1.718% 3.659% 5/1/35 (b)(d)	264,953	276,274
12 month U.S. LIBOR + 1.725% 2.583% 6/1/42 (b)(d)	1,551,002	1,603,675
12 month U.S. LIBOR + 1.728% 3.923% 11/1/36 (b)(d)	268,230	281,950
12 month U.S. LIBOR + 1.741% 3.533% 3/1/40 (b)(d)	469,715	493,121
12 month U.S. LIBOR + 1.745% 3.681% 7/1/35 (b)(d)	179,779	187,668
12 month U.S. LIBOR + 1.750% 3.668% 8/1/41 (b)(d)	590,899	621,825
12 month U.S. LIBOR + 1.800% 2.722% 1/1/42 (b)(d)	976,657	1,019,237
12 month U.S. LIBOR + 1.800% 4.547% 7/1/41 (b)(d)	1,424,716	1,502,286
12 month U.S. LIBOR + 1.810% 3.56% 12/1/39 (b)(d)	181,548	188,126
12 month U.S. LIBOR + 1.812% 3.771% 12/1/40 (b)(d)	9,058,607	9,477,672
12 month U.S. LIBOR + 1.818% 2.691% 2/1/42 (b)(d)	1,319,599	1,374,959
12 month U.S. LIBOR + 1.818% 3.05% 9/1/41 (b)(d)	694,149	719,142
12 month U.S. LIBOR + 1.818% 4.546% 7/1/41 (b)(d)	938,142	976,140
12 month U.S. LIBOR + 1.830% 3.381% 10/1/41 (b)(d)	632,227	654,934
12 month U.S. LIBOR + 1.851% 4.271% 5/1/36 (b)(d)	88,323	92,489
12 month U.S. LIBOR + 1.900% 4.634% 7/1/37 (b)(d)	95,920	101,169
12 month U.S. LIBOR + 1.932% 4.392% 9/1/36 (b)(d)	237,999	247,830
6 month U.S. LIBOR + 1.475% 3.647% 10/1/33 (b)(d)	30,266	30,791
6 month U.S. LIBOR + 1.505% 4.005% 1/1/35 (b)(d)	371,682	381,991
6 month U.S. LIBOR + 1.510% 3.86% 2/1/33 (b)(d)(e)	20,694	21,240
6 month U.S. LIBOR + 1.535% 3.58% 12/1/34 (b)(d)	95,119	97,524
6 month U.S. LIBOR + 1.535% 3.795% 3/1/35 (b)(d)	53,450	55,002
6 month U.S. LIBOR + 1.556% 3.654% 10/1/33 (b)(d)	34,028	34,698
6 month U.S. LIBOR + 1.565% 4.065% 7/1/35 (b)(d)	33,955	34,648
6 month U.S. LIBOR + 1.740% 4.24% 12/1/34 (b)(d)	7,390	7,736
6 month U.S. LIBOR + 1.960% 3.945% 9/1/35 (b)(d)	37,438	38,560
U.S. TREASURY 1 YEAR INDEX + 2.208% 4.083% 3/1/35 (b)(d)	74,320	78,284
U.S. TREASURY 1 YEAR INDEX + 2.244% 4.129% 12/1/33 (b)(d)	934,205	981,345
U.S. TREASURY 1 YEAR INDEX + 2.270% 3.511% 6/1/36 (b)(d)	250,466	260,910
U.S. TREASURY 1 YEAR INDEX + 2.295% 3.539% 10/1/33 (b)(d)	169,706	179,345
U.S. TREASURY 1 YEAR INDEX + 2.447% 4.07% 7/1/34 (b)(d)	299,733	317,346
U.S. TREASURY 1 YEAR INDEX + 2.475% 4.035% 5/1/35 (b)(d)	76,708	81,081
2.5% 9/1/33 (f)	20,500,000	19,932,175
2.5% 11/1/42 to 4/1/47	35,365,884	33,188,675
3% 11/1/24 to 2/1/47	548,058,583	532,776,618
3% 9/1/33 (f)	98,100,000	97,513,568
3% 9/1/48 (f)	22,100,000	21,377,182
3.5% 5/1/27 to 10/1/56	756,296,202	756,535,687
3.5% 9/1/33 (f)	93,800,000	94,794,580
3.5% 9/1/33	400,000	404,241
3.5% 9/1/48 (f)	24,150,000	24,005,544
3.5% 9/1/48 (f)	81,500,000	81,012,500
3.5% 9/1/48 (f)	21,300,000	21,172,592
3.5% 9/1/48 (f)	68,350,000	67,941,158
4% 11/1/31 to 5/1/48	508,483,023	520,321,759
4% 9/1/48 (f)	112,850,000	114,880,758
4% 9/1/48 (f)	4,000,000	4,071,981
4% 9/1/48 (f)	2,600,000	2,646,788
4% 9/1/48 (f)	11,550,000	11,757,845
4% 9/1/48 (f)	11,500,000	11,706,945
4% 9/1/48 (f)	23,050,000	23,464,789
4% 9/1/48 (f)	30,650,000	31,201,553
4% 9/1/48 (f)	23,050,000	23,464,789
4% 9/1/48 (f)	2,600,000	2,646,788
4% 9/1/48 (f)	4,000,000	4,071,981
4.5% 4/1/21 to 8/1/56 (f)	157,510,910	164,794,599
4.5% 9/1/48 (f)	37,450,000	38,884,867
4.5% 9/1/48 (f)	34,300,000	35,614,177
4.5% 9/1/48 (f)	34,250,000	35,562,261
4.5% 9/1/48 (f)	37,300,000	38,729,120
4.5% 9/1/48 (f)	39,500,000	41,013,411
4.5% 9/1/48 (f)	16,500,000	17,132,184
4.5% 9/1/48 (f)	37,100,000	38,521,457
4.5% 9/1/48 (f)	17,400,000	18,066,667
5% 12/1/18 to 8/1/56	18,844,235	20,144,325
5.255% 8/1/41	3,018,996	3,245,214
5.5% 9/1/21 to 5/1/44	51,658,239	56,299,979
6% 7/1/19 to 1/1/42	21,281,893	23,484,318
6.483% 2/1/39	3,644,400	3,917,459
6.5% 10/1/18 to 8/1/39	31,459,685	34,889,574
7% 9/1/21 to 7/1/37	2,289,702	2,552,374
7.5% 11/1/22 to 2/1/32	966,918	1,080,807
8% 8/1/29 to 3/1/37	25,659	29,812
8.5% 12/1/19 to 9/1/25	1,175	1,279
9.5% 10/1/18 to 2/1/25	925	965

TOTAL FANNIE MAE		3,098,560,691

Freddie Mac - 5.8%
12 month U.S. LIBOR + 1.325% 3.075% 1/1/36 (b)(d)	89,118	90,784
12 month U.S. LIBOR + 1.325% 3.075% 3/1/37 (b)(d)	35,078	36,031
12 month U.S. LIBOR + 1.375% 3.161% 3/1/36 (b)(d)	374,431	385,536
12 month U.S. LIBOR + 1.500% 3.413% 3/1/36 (b)(d)	201,578	206,192
12 month U.S. LIBOR + 1.515% 3.265% 11/1/35 (b)(d)	88,155	91,289
12 month U.S. LIBOR + 1.750% 3.5% 12/1/40 (b)(d)	5,092,330	5,294,491
12 month U.S. LIBOR + 1.750% 4.5% 7/1/41 (b)(d)	1,274,214	1,338,445
12 month U.S. LIBOR + 1.754% 3.218% 9/1/41 (b)(d)	1,600,658	1,651,719
12 month U.S. LIBOR + 1.793% 3.543% 4/1/37 (b)(d)	77,008	80,598
12 month U.S. LIBOR + 1.864% 4.239% 4/1/36 (b)(d)(e)	172,861	180,918
12 month U.S. LIBOR + 1.874% 4.125% 10/1/42 (b)(d)	794,862	827,109
12 month U.S. LIBOR + 1.877% 4.204% 4/1/41 (b)(d)	595,118	615,700
12 month U.S. LIBOR + 1.880% 3.173% 9/1/41 (b)(d)	719,589	744,211
12 month U.S. LIBOR + 1.910% 4.355% 5/1/41 (b)(d)	1,228,610	1,276,517
12 month U.S. LIBOR + 1.910% 4.477% 5/1/41 (b)(d)	834,479	879,380
12 month U.S. LIBOR + 1.910% 4.586% 6/1/41 (b)(d)	1,181,576	1,228,286
12 month U.S. LIBOR + 1.910% 4.654% 6/1/41 (b)(d)	726,395	755,285
12 month U.S. LIBOR + 1.920% 4.67% 6/1/36 (b)(d)	43,907	46,157
12 month U.S. LIBOR + 1.998% 4.293% 4/1/38 (b)(d)	221,287	233,201
12 month U.S. LIBOR + 2.045% 4.778% 7/1/36 (b)(d)	122,307	129,217
12 month U.S. LIBOR + 2.084% 3.896% 3/1/33 (b)(d)	6,116	6,406
12 month U.S. LIBOR + 2.160% 3.91% 11/1/35 (b)(d)	77,781	82,155
12 month U.S. LIBOR + 2.200% 3.95% 12/1/36 (b)(d)	238,119	252,019
6 month U.S. LIBOR + 1.125% 3.376% 8/1/37 (b)(d)	72,518	73,401
6 month U.S. LIBOR + 1.445% 3.445% 3/1/35 (b)(d)	78,437	80,251
6 month U.S. LIBOR + 1.608% 3.979% 12/1/35 (b)(d)	78,032	79,513
6 month U.S. LIBOR + 1.647% 4.073% 2/1/37 (b)(d)	293,035	302,691
6 month U.S. LIBOR + 1.655% 3.75% 4/1/35 (b)(d)	180,434	188,421
6 month U.S. LIBOR + 1.720% 4.22% 8/1/37 (b)(d)	112,095	116,169
6 month U.S. LIBOR + 1.746% 3.83% 5/1/37 (b)(d)	29,183	30,350
6 month U.S. LIBOR + 1.932% 3.988% 10/1/36 (b)(d)	382,467	396,988
6 month U.S. LIBOR + 1.976% 4.186% 10/1/35 (b)(d)	250,641	260,894
6 month U.S. LIBOR + 2.040% 4.54% 6/1/37 (b)(d)	86,520	90,623
6 month U.S. LIBOR + 2.066% 4.404% 6/1/37 (b)(d)	84,008	88,001
6 month U.S. LIBOR + 2.656% 4.837% 10/1/35 (b)(d)	152,973	162,085
U.S. TREASURY 1 YEAR INDEX + 2.035% 3.907% 6/1/33 (b)(d)	320,644	334,011
U.S. TREASURY 1 YEAR INDEX + 2.249% 3.715% 1/1/35 (b)(d)	16,358	16,957
U.S. TREASURY 1 YEAR INDEX + 2.275% 4.225% 6/1/33 (b)(d)	726,909	759,584
U.S. TREASURY 1 YEAR INDEX + 2.418% 3.936% 3/1/35 (b)(d)	1,376,722	1,456,789
3% 6/1/31 to 12/1/46	329,264,362	320,808,138
3.5% 12/1/29 to 1/1/48 (g)(h)	486,187,361	486,837,841
3.5% 8/1/47	14,191,734	14,140,660
3.5% 9/1/48 (f)	17,600,000	17,498,161
4% 6/1/33 to 5/1/48 (f)	390,145,907	399,469,628
4% 4/1/48	1,193,211	1,215,848
4.5% 6/1/25 to 11/1/47	135,253,261	141,503,962
4.5% 9/1/48 (f)	55,700,000	57,860,213
5% 3/1/19 to 7/1/41	35,627,656	38,019,638
5.5% 10/1/19 to 4/1/41	7,565,178	8,185,008
6% 2/1/19 to 12/1/37	3,515,172	3,875,959
6.5% 7/1/21 to 9/1/39	5,554,899	6,182,088
7% 6/1/21 to 9/1/36	2,123,737	2,382,163
7.5% 1/1/27 to 1/1/33	52,240	58,918
8% 7/1/24 to 1/1/37	62,044	70,938
8.5% 9/1/19 to 1/1/28	59,084	65,944
9% 10/1/20	24	24
9.5% 5/1/21 to 7/1/21	30	31
10% 2/1/20 to 11/1/20	47	48
11% 9/1/20	3	3

TOTAL FREDDIE MAC		1,519,043,587

Ginnie Mae - 6.5%
3% 4/15/42 to 6/20/48 (g)	426,811,390	418,522,194
3.5% 11/15/40 to 1/20/48	655,765,574	659,248,242
4% 2/15/39 to 6/20/47	204,021,321	210,119,923
4.5% 6/20/33 to 8/15/41	80,665,840	84,881,677
5.5% 6/15/33 to 9/15/39	3,401,201	3,720,851
6% 10/15/30 to 5/15/40	6,060,187	6,738,840
7% 10/15/22 to 3/15/33	2,919,156	3,302,806
7.5% 11/15/21 to 9/15/31	892,166	988,410
8% 11/15/21 to 11/15/29	252,036	276,652
8.5% 10/15/21 to 1/15/31	60,024	68,008
9% 9/15/19 to 1/15/23	763	809
9.5% 12/15/20 to 3/15/23	388	406
3% 9/1/48 (f)	30,600,000	29,919,545
3.5% 9/1/48 (f)	15,500,000	15,545,485
4% 9/1/48 (f)	17,000,000	17,403,153
4% 9/1/48 (f)	23,900,000	24,466,786
4.5% 9/1/48 (f)	26,700,000	27,739,220
4.5% 9/1/48 (f)	12,000,000	12,467,065
4.5% 9/1/48	53,550,000	55,634,278
4.5% 9/1/48 (f)	64,300,000	66,802,691
4.5% 9/1/48 (f)	25,450,000	26,440,567
5% 12/15/32 to 9/15/41	36,623,837	39,340,837
6.5% 3/20/31 to 6/15/37	638,579	717,939
11% 9/20/19	257	263

TOTAL GINNIE MAE		1,704,346,647

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $6,456,593,083)		6,321,950,925

Asset-Backed Securities - 1.5%
AASET Trust Series 2018-1A Class A, 3.844% 1/16/38 (a)	$22,210,975	$22,119,266
Airspeed Ltd. Series 2007-1A Class C1, 1 month U.S. LIBOR + 2.500% 4.5627% 6/15/32 (a)(b)(d)	2,733,361	1,655,504
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.125% 3.1898% 2/25/35 (b)(d)	759,114	760,836
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	41,930,875	42,115,623
Class AA, 2.487% 12/16/41 (a)	9,413,250	9,157,918
Brazos Higher Education Authority, Inc.:
Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 3.23% 5/25/29 (b)(d)	24,156,600	24,371,654
Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.850% 3.1853% 7/25/29 (b)(d)	4,137,491	4,172,069
Capital Auto Receivables Asset Trust Series 2016-1 Class A3, 1.73% 4/20/20	5,170,369	5,164,270
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	36,767,201	36,942,456
Collegiate Funding Services Education Loan Trust Series 2004-A Class A4, 3 month U.S. LIBOR + 0.340% 2.6756% 9/28/30 (b)(d)	13,305,328	13,316,010
Countrywide Home Loans, Inc. Series 2004-7 Class AF5, 5.868% 1/25/35	1,460,827	1,468,082
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	16,860,590	16,531,385
Class A2II, 4.03% 11/20/47 (a)	28,538,345	28,249,648
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.8898% 3/25/34 (b)(d)	2,091	1,928
GCO Education Loan Funding Trust Series 2006-1 Class A9L, 3 month U.S. LIBOR + 0.160% 2.4714% 5/25/26 (b)(d)	18,792,000	18,705,019
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.24% 11/15/34 (a)(b)(d)	301,029	295,664
Class B, 1 month U.S. LIBOR + 0.280% 2.3427% 11/15/34 (a)(b)(d)	108,833	106,751
Class C, 1 month U.S. LIBOR + 0.380% 2.4427% 11/15/34 (a)(b)(d)	180,523	170,981
Class D, 1 month U.S. LIBOR + 0.750% 2.8127% 11/15/34 (a)(b)(d)	68,625	64,221
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(d)	2,867,000	2,242,588
Navient Student Ln Trust 2018-2 1 month U.S. LIBOR + 0.240% 2.3048% 3/25/67 (a)(b)(d)	10,883,940	10,886,788
Navient Student Loan Trust:
Series 2017-3A Class A2, 1 month U.S. LIBOR + 0.600% 2.6648% 7/26/66 (a)(b)(d)	3,908,000	3,929,909
Series 2017-4A Class A1, 1 month U.S. LIBOR + 0.240% 2.3048% 9/27/66 (a)(b)(d)	14,196,283	14,197,261
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.5748% 9/25/35 (b)(d)	1,026,994	1,024,255
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3098% 1/25/36 (b)(d)	1,245,000	1,245,805
SLM Student Loan Trust:
Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 2.8106% 12/15/27 (a)(b)(d)	76,279,883	76,555,666
Series 2004-1 Class A4, 3 month U.S. LIBOR + 0.260% 2.5953% 10/27/25 (b)(d)	23,255,000	23,260,156
Series 2006-5 Class A5, 3 month U.S. LIBOR + 0.110% 2.4453% 1/25/27 (b)(d)	6,802,462	6,792,950
Series 2007-01 Class A5, 3 month U.S. LIBOR + 0.090% 2.4253% 1/26/26 (b)(d)	4,611,607	4,599,198
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(d)	99,346	99,153
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)	35,225,000	35,472,103
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8973% 4/6/42 (a)(b)(d)(i)	2,300,000	1,424,280
TOTAL ASSET-BACKED SECURITIES
(Cost $402,576,096)		407,099,397

Collateralized Mortgage Obligations - 3.6%
Private Sponsor - 0.0%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 1 month U.S. LIBOR + 0.560% 2.6248% 1/25/35 (b)(d)	244,222	244,802
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(d)	191,960	189,534
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/35 (b)(d)	216,985	215,302
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(d)	11,588	11,486

TOTAL PRIVATE SPONSOR		661,124

U.S. Government Agency - 3.6%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 2.8648% 2/25/32 (b)(d)	40,147	40,808
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 3.0774% 3/18/32 (b)(d)	72,096	73,679
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 3.0648% 4/25/32 (b)(d)	88,676	90,689
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 3.0648% 10/25/32 (b)(d)	114,752	117,324
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 2.8148% 1/25/32 (b)(d)	41,523	42,158
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 6.0353% 12/25/33 (b)(e)(j)	1,330,285	272,442
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 4.6153% 11/25/36 (b)(e)(j)	997,194	150,173
Series 2012-154 Class F, 1 month U.S. LIBOR + 0.300% 2.3648% 1/25/43 (b)(d)	12,918,782	12,929,827
Series 2018-32 Class FB, 1 month U.S. LIBOR + 0.300% 2.3648% 5/25/48 (b)(d)	41,076,428	41,001,036
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	43,972	45,947
Series 1993-207 Class H, 6.5% 11/25/23	582,090	616,531
Series 1996-28 Class PK, 6.5% 7/25/25	199,343	211,574
Series 1999-17 Class PG, 6% 4/25/29	596,956	639,280
Series 1999-32 Class PL, 6% 7/25/29	577,777	619,455
Series 1999-33 Class PK, 6% 7/25/29	438,472	470,708
Series 2001-52 Class YZ, 6.5% 10/25/31	53,035	58,832
Series 2003-28 Class KG, 5.5% 4/25/23	340,298	353,021
Series 2005-102 Class CO 11/25/35 (k)	323,149	282,588
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 12.1817% 8/25/35 (b)(j)	104,387	119,819
Series 2005-81 Class PC, 5.5% 9/25/35	800,749	864,701
Series 2006-12 Class BO 10/25/35 (k)	1,456,033	1,275,216
Series 2006-37 Class OW 5/25/36 (k)	129,404	109,021
Series 2006-45 Class OP 6/25/36 (k)	450,550	379,967
Series 2006-62 Class KP 4/25/36 (k)	718,196	607,432
Series 2012-149:
Class DA, 1.75% 1/25/43	7,336,849	6,974,369
Class GA, 1.75% 6/25/42	7,342,710	6,971,951
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	123,226	136,827
Series 1999-25 Class Z, 6% 6/25/29	460,593	499,307
Series 2001-20 Class Z, 6% 5/25/31	646,590	699,389
Series 2001-31 Class ZC, 6.5% 7/25/31	345,463	380,032
Series 2002-16 Class ZD, 6.5% 4/25/32	178,276	197,911
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 5.4853% 11/25/32 (b)(e)(j)	839,964	103,866
Series 2012-67 Class AI, 4.5% 7/25/27 (e)	2,000,885	189,421
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 4.5753% 12/25/36 (b)(e)(j)	648,729	113,756
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 4.3753% 5/25/37 (b)(e)(j)	389,413	58,682
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 13.9596% 9/25/23 (b)(j)	26,667	30,397
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 6.0353% 3/25/33 (b)(e)(j)	93,357	15,888
Series 2005-72 Class ZC, 5.5% 8/25/35	4,888,899	5,209,175
Series 2005-79 Class ZC, 5.9% 9/25/35	1,668,936	1,840,160
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 28.2315% 6/25/37 (b)(j)	321,774	569,976
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 27.2115% 7/25/37 (b)(j)	493,152	863,631
Class SB, 39.600% - 1 month U.S. LIBOR 27.2115% 7/25/37 (b)(j)	197,040	306,689
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 4.2853% 3/25/38 (b)(e)(j)	2,610,938	360,516
Series 2009-76 Class MI, 5.5% 9/25/24 (e)	6,605	119
Series 2009-85 Class IB, 4.5% 8/25/24 (e)	98,950	2,369
Series 2009-93 Class IC, 4.5% 9/25/24 (e)	125,944	2,608
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 4.2953% 6/25/21 (b)(e)(j)	51,485	837
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 3.9853% 12/25/40 (b)(e)(j)	2,432,844	306,775
Class ZA, 4.5% 12/25/40	4,332,006	4,510,461
Series 2010-139 Class NI, 4.5% 2/25/40 (e)	2,050,345	194,948
Series 2010-150 Class ZC, 4.75% 1/25/41	6,274,143	6,675,617
Series 2010-17 Class DI, 4.5% 6/25/21 (e)	44,383	813
Series 2010-29 Class LI, 4.5% 6/25/19 (e)	6,291	48
Series 2010-95 Class ZC, 5% 9/25/40	12,554,025	13,482,124
Series 2010-97 Class CI, 4.5% 8/25/25 (e)	429,748	15,783
Series 2011-39 Class ZA, 6% 11/25/32	1,757,808	1,927,117
Series 2011-4 Class PZ, 5% 2/25/41	2,516,342	2,774,101
Series 2011-67 Class AI, 4% 7/25/26 (e)	656,587	56,069
Series 2011-83 Class DI, 6% 9/25/26 (e)	786,745	61,416
Series 2012-100 Class WI, 3% 9/25/27 (e)	5,994,089	544,520
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 4.5853% 12/25/30 (b)(e)(j)	2,103,693	221,538
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.4853% 6/25/41 (b)(e)(j)	2,707,938	339,431
Series 2013-133 Class IB, 3% 4/25/32 (e)	4,072,215	369,425
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 3.9853% 1/25/44 (b)(e)(j)	1,813,953	262,556
Series 2013-51 Class GI, 3% 10/25/32 (e)	5,282,505	506,761
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 4.6553% 6/25/35 (b)(e)(j)	2,098,057	316,298
Series 2015-42 Class IL, 6% 6/25/45 (e)	7,531,303	1,671,963
Series 2015-70 Class JC, 3% 10/25/45	10,873,237	10,752,780
Series 2017-30 Class AI, 5.5% 5/25/47	3,924,057	866,262
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (e)	375,348	79,578
Series 343 Class 16, 5.5% 5/25/34 (e)	321,774	58,676
Series 348 Class 14, 6.5% 8/25/34 (b)(e)	231,426	52,378
Series 351:
Class 12, 5.5% 4/25/34 (b)(e)	148,153	27,706
Class 13, 6% 3/25/34 (e)	203,705	40,864
Series 359 Class 19, 6% 7/25/35 (b)(e)	122,929	25,109
Series 384 Class 6, 5% 7/25/37 (e)	1,591,759	299,941
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 2.8627% 1/15/32 (b)(d)	33,099	33,640
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 2.9627% 3/15/32 (b)(d)	43,913	44,771
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 3.0627% 3/15/32 (b)(d)	45,845	46,859
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 2.9627% 6/15/31 (b)(d)	85,773	87,364
Class FG, 1 month U.S. LIBOR + 0.900% 2.9627% 3/15/32 (b)(d)	25,537	26,025
Series 4709 Class FE, 1 month U.S. LIBOR + 0.350% 2.4127% 8/15/47 (b)(d)	18,417,747	18,444,915
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 2.3127% 5/15/37 (b)(d)	1,928,022	1,925,584
planned amortization class:
Series 2006-15 Class OP 3/25/36 (k)	1,303,984	1,134,489
Series 2095 Class PE, 6% 11/15/28	687,040	737,900
Series 2101 Class PD, 6% 11/15/28	65,187	70,183
Series 2121 Class MG, 6% 2/15/29	280,831	301,609
Series 2131 Class BG, 6% 3/15/29	1,954,692	2,103,175
Series 2137 Class PG, 6% 3/15/29	305,089	328,950
Series 2154 Class PT, 6% 5/15/29	495,485	533,319
Series 2162 Class PH, 6% 6/15/29	113,162	121,575
Series 2520 Class BE, 6% 11/15/32	661,981	726,252
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 5.5373% 3/15/23 (b)(e)(j)	25,669	1,298
Series 2693 Class MD, 5.5% 10/15/33	1,695,423	1,836,108
Series 2802 Class OB, 6% 5/15/34	1,024,107	1,092,958
Series 2937 Class KC, 4.5% 2/15/20	170,153	170,550
Series 2962 Class BE, 4.5% 4/15/20	523,618	528,860
Series 3002 Class NE, 5% 7/15/35	1,799,520	1,896,476
Series 3110 Class OP 9/15/35 (k)	822,702	739,587
Series 3119 Class PO 2/15/36 (k)	1,616,467	1,363,476
Series 3121 Class KO 3/15/36 (k)	278,023	236,735
Series 3123 Class LO 3/15/36 (k)	889,497	752,561
Series 3145 Class GO 4/15/36 (k)	857,901	727,101
Series 3189 Class PD, 6% 7/15/36	1,570,292	1,738,291
Series 3225 Class EO 10/15/36 (k)	481,964	407,061
Series 3258 Class PM, 5.5% 12/15/36	816,058	869,391
Series 3415 Class PC, 5% 12/15/37	619,178	653,649
Series 3786 Class HI, 4% 3/15/38 (e)	1,896,670	137,187
Series 3806 Class UP, 4.5% 2/15/41	4,988,974	5,153,028
Series 3832 Class PE, 5% 3/15/41	5,254,507	5,609,247
Series 4135 Class AB, 1.75% 6/15/42	5,493,810	5,221,156
sequential payer:
Series 2135 Class JE, 6% 3/15/29	121,846	131,013
Series 2274 Class ZM, 6.5% 1/15/31	161,097	177,038
Series 2281 Class ZB, 6% 3/15/30	388,999	415,144
Series 2303 Class ZV, 6% 4/15/31	162,453	175,227
Series 2357 Class ZB, 6.5% 9/15/31	1,238,849	1,374,666
Series 2502 Class ZC, 6% 9/15/32	325,054	355,187
Series 2519 Class ZD, 5.5% 11/15/32	520,116	544,012
Series 2546 Class MJ, 5.5% 3/15/23	208,036	215,696
Series 2601 Class TB, 5.5% 4/15/23	100,155	104,164
Series 2998 Class LY, 5.5% 7/15/25	306,914	321,774
Series 3871 Class KB, 5.5% 6/15/41	5,283,000	5,841,547
Series 4423 Class NJ, 3% 9/15/41	17,925,000	17,281,539
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 4.5373% 2/15/36 (b)(e)(j)	529,486	86,998
Series 2013-4281 Class AI, 4% 12/15/28 (e)	6,414,108	506,128
Series 2017-4683 Class LM, 3% 5/15/47	9,511,789	9,399,080
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 33.3925% 8/15/24 (b)(j)	10,928	13,997
Class SD, 86.400% - 1 month U.S. LIBOR 59.635% 8/15/24 (b)(j)	16,077	24,666
Series 2933 Class ZM, 5.75% 2/15/35	3,584,029	4,014,341
Series 2935 Class ZK, 5.5% 2/15/35	6,529,627	7,089,140
Series 2947 Class XZ, 6% 3/15/35	2,240,686	2,451,308
Series 2996 Class ZD, 5.5% 6/15/35	2,694,974	2,968,107
Series 3055 Class CS, 6.590% - 1 month U.S. LIBOR 4.5273% 10/15/35 (b)(e)(j)	824,516	130,530
Series 3237 Class C, 5.5% 11/15/36	4,061,178	4,422,655
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 4.5973% 11/15/36 (b)(e)(j)	1,997,281	312,560
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 4.6873% 3/15/37 (b)(e)(j)	2,816,949	470,784
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 4.6973% 4/15/37 (b)(e)(j)	4,256,456	729,918
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 4.5173% 6/15/37 (b)(e)(j)	1,421,988	204,771
Series 3772 Class BI, 4.5% 10/15/18 (e)	5,818	9
Series 3949 Class MK, 4.5% 10/15/34	1,284,610	1,332,579
Series 4055 Class BI, 3.5% 5/15/31 (e)	3,696,119	384,106
Series 4149 Class IO, 3% 1/15/33 (e)	2,342,285	288,558
Series 4314 Class AI, 5% 3/15/34 (e)	1,277,241	124,268
Series 4427 Class LI, 3.5% 2/15/34 (e)	6,440,415	831,634
Series 4471 Class PA 4% 12/15/40	13,427,432	13,700,114
target amortization class Series 2156 Class TC, 6.25% 5/15/29	362,254	382,916
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 2.9627% 2/15/24 (b)(d)	138,667	140,105
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	254,490	273,451
Series 2056 Class Z, 6% 5/15/28	503,772	540,782
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, 1 month U.S. LIBOR + 0.300% 2.3627% 5/15/48 (b)(d)	16,756,539	16,687,398
Series 4386 Class AZ, 4.5% 11/15/40	13,080,178	13,455,592
Freddie Mac Seasoned Credit Risk Transfer Series:
sequential payer:
Series 2018-2 Class MA, 3.5% 11/25/57	6,186,384	6,168,291
Series 2018-3 Class MA, 3.5% 8/25/57	108,846,438	108,271,239
Series 2018-3 Class M55D, 4% 8/25/57	15,111,643	15,348,876
Freddie Mac SLST sequential payer Series 2018-1:
Class A1, 3.5% 6/25/28	11,624,691	11,632,363
Class A2, 3.5% 6/25/28	2,790,000	2,752,266
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 4.6265% 6/16/37 (b)(e)(j)	877,262	145,212
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 2.6269% 3/20/60 (b)(d)(l)	11,261,995	11,304,719
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.4069% 7/20/60 (b)(d)(l)	1,344,462	1,342,345
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.3999% 9/20/60 (b)(d)(l)	1,656,849	1,653,154
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.3999% 8/20/60 (b)(d)(l)	1,803,279	1,799,142
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.4799% 12/20/60 (b)(d)(l)	3,215,201	3,214,832
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 2.5999% 12/20/60 (b)(d)(l)	4,974,186	4,987,239
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 2.5999% 2/20/61 (b)(d)(l)	9,974,369	9,995,558
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 2.5899% 2/20/61 (b)(d)(l)	13,357,463	13,383,040
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.5999% 4/20/61 (b)(d)(l)	4,352,194	4,363,994
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 2.5999% 5/20/61 (b)(d)(l)	6,186,919	6,206,221
Class FC, 1 month U.S. LIBOR + 0.500% 2.5999% 5/20/61 (b)(d)(l)	4,933,815	4,947,875
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 2.6299% 6/20/61 (b)(d)(l)	6,158,214	6,177,945
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 2.6999% 10/20/61 (b)(d)(l)	6,935,774	6,970,949
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 2.7999% 11/20/61 (b)(d)(l)	6,032,694	6,080,092
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 2.7999% 1/20/62 (b)(d)(l)	3,874,444	3,903,396
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 2.7299% 1/20/62 (b)(d)(l)	5,683,031	5,717,509
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 2.7299% 3/20/62 (b)(d)(l)	3,515,345	3,533,349
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 2.7499% 5/20/61 (b)(d)(l)	634,012	635,311
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 2.6199% 10/20/62 (b)(d)(l)	1,012,506	1,015,768
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 2.6299% 7/20/60 (b)(d)(l)	7,043,502	7,047,611
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 2.4599% 3/20/63 (b)(d)(l)	1,202,934	1,202,094
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 2.6999% 1/20/64 (b)(d)(l)	5,696,767	5,725,052
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 2.6999% 12/20/63 (b)(d)(l)	15,967,294	16,059,026
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 2.5999% 6/20/64 (b)(d)(l)	4,834,264	4,848,640
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 2.3999% 3/20/65 (b)(d)(l)	619,189	618,575
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 2.3799% 5/20/63 (b)(d)(l)	3,735,258	3,731,771
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 2.2999% 4/20/63 (b)(d)(l)	5,540,522	5,532,923
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 2.3774% 5/20/48 (b)(d)	10,195,831	10,206,697
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 2.3774% 6/20/48 (b)(d)	60,645,453	60,742,292
planned amortization class:
Series 1997-8 Class PE, 7.5% 5/16/27	309,985	347,172
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 5.8452% 12/20/40 (b)(j)	6,361,000	6,457,019
Series 2011-136 Class WI, 4.5% 5/20/40 (e)	1,356,422	159,669
Series 2017-134 Class BA, 2.5% 11/20/46	6,850,316	6,573,516
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	2,716,295	2,896,490
Series 2010-160 Class DY, 4% 12/20/40	16,620,525	17,139,514
Series 2010-170 Class B, 4% 12/20/40	3,750,811	3,867,975
Series 2013-H06 Class HA, 1.65% 1/20/63 (l)	15,385,611	15,174,582
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 2.7499% 11/20/65 (b)(d)(l)	12,955,296	12,975,340
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 4.4365% 5/16/34 (b)(e)(j)	474,881	66,972
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 5.1365% 8/17/34 (b)(e)(j)	583,041	103,643
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 27.819% 6/16/37 (b)(j)	33,681	53,917
Series 2010-116 Class QB, 4% 9/16/40	4,058,927	4,175,625
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 3.8865% 2/16/40 (b)(e)(j)	3,435,550	402,192
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 2.4069% 5/20/60 (b)(d)(l)	4,282,867	4,276,343
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 4.0226% 7/20/41 (b)(e)(j)	1,666,658	236,677
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 4.6365% 6/16/42 (b)(e)(j)	1,792,191	269,525
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 5.8968% 4/20/39 (b)(j)	3,510,223	3,561,384
Class ST, 8.800% - 1 month U.S. LIBOR 6.0302% 8/20/39 (b)(j)	10,980,503	11,237,313
Series 2013-149 Class MA, 2.5% 5/20/40	20,079,842	19,506,952
Series 2014-2 Class BA, 3% 1/20/44	23,663,347	23,292,682
Series 2014-21 Class HA, 3% 2/20/44	10,660,309	10,505,867
Series 2014-25 Class HC, 3% 2/20/44	15,756,042	15,497,035
Series 2014-5 Class A, 3% 1/20/44	14,200,296	13,978,686
Series 2015-H13 Class HA, 2.5% 8/20/64 (l)	37,196,676	37,009,856
Series 2015-H17:
Class GZ, 4.4009% 5/20/65 (b)(l)	1,833,882	1,858,878
Class HA, 2.5% 5/20/65 (l)	32,400,882	32,236,078
Series 2015-H21:
Class HA, 2.5% 6/20/63 (l)	851,531	848,324
Class JA, 2.5% 6/20/65 (l)	18,848,381	18,754,801
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.68% 8/20/66 (b)(d)(l)	27,108,030	27,146,884

TOTAL U.S. GOVERNMENT AGENCY		944,922,271

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $956,786,127)		945,583,395

Commercial Mortgage Securities - 1.8%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(e)	30,433	215
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.3398% 12/25/33 (a)(b)(d)	8,804	8,881
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(d)	403,870	379,199
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(d)	12,247	13,305
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(d)	130,230	121,470
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(d)	26,360	24,387
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(d)	57,113	52,382
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(d)	21,339	20,036
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(d)	21,339	17,177
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(d)	22,594	17,414
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.4948% 10/25/36 (a)(b)(d)	12,041	12,718
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(d)	266,783	247,995
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(d)	589,111	566,961
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(d)	551,908	540,906
Class M1, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(d)	169,108	157,319
Class M2, 1 month U.S. LIBOR + 0.410% 2.4748% 7/25/37 (a)(b)(d)	88,244	80,814
Class M3, 1 month U.S. LIBOR + 0.490% 2.5548% 7/25/37 (a)(b)(d)	72,074	60,551
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(d)	239,732	224,383
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(d)	95,328	87,892
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(d)	101,626	91,745
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(d)	163,947	141,775
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(d)	287,722	241,498
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(d)	97,335	94,369
Series 2006-3A, Class IO, 0% 10/25/36 (a)(b)(e)(i)	6,644,463	1
Fannie Mae Series 2017-T1 Class A, 2.898% 6/25/27	49,406,094	47,019,261
Freddie Mac:
floater:
Series KP04 Class AG1, 1 month U.S. LIBOR + 0.220% 2.3014% 7/25/20 (b)(d)	14,700,000	14,708,098
Series KP04, Class AG2, 1 month U.S. LIBOR + 0.200% 2.2814% 10/25/19 (b)(d)	29,400,000	29,403,357
sequential payer:
Series 2017-K066 Class A2, 3.117% 6/25/27	14,300,000	14,052,057
Series 2018-K074 Class A2, 3.6% 1/25/28	4,300,000	4,359,142
Series K069 Class A2, 3.187% 9/25/27	20,200,000	19,908,991
Series K072 Class A2, 3.444% 12/25/27	4,900,000	4,910,982
Series K073 Class A2, 3.35% 1/25/28	37,100,000	36,905,841
Series K155:
Class A1, 3.75% 11/25/29	1,323,043	1,353,511
Class A2, 3.75% 11/25/32	20,000,000	20,341,596
Series 2018-K075 Class A2, 3.65% 2/25/28	45,340,000	46,146,109
Series K076 Class A2, 3.9% 6/25/51	9,100,000	9,446,179
Series K077 Class A2, 3.85% 5/25/28	37,788,000	39,079,907
Series K079:
Class A1, 3.729% 2/25/28	8,646,000	8,878,319
Class A2, 3.926% 6/25/28	29,718,000	30,904,340
Freddie Mac Multi-family Structured pass-thru certificates Series K078 Class A2, 3.854% 6/25/28	26,400,000	27,291,135
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.4949% 12/15/34 (a)(b)	25,600,000	25,599,811
Class CFX, 3.4949% 12/15/34 (a)(b)	21,481,000	21,440,732
Class DFX, 3.4949% 12/15/34 (a)(b)	18,206,000	18,119,918
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	3,633,000	3,757,368
Class DFX, 5.3503% 7/5/33 (a)	5,586,000	5,781,820
Class EFX, 5.5422% 7/5/33 (a)	7,644,000	7,815,515
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	18,065,886	17,625,167
Class B, 4.181% 11/15/34 (a)	7,598,150	7,480,585
Class C, 5.205% 11/15/34 (a)	5,330,350	5,315,575
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $470,900,736)		470,848,709

Municipal Securities - 1.6%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$4,580,000	$6,492,516
7.5% 4/1/34	18,570,000	26,094,378
7.6% 11/1/40	39,105,000	59,088,046
7.625% 3/1/40	9,470,000	14,023,365
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	5,105,000	5,160,287
Series 2010 C1, 7.781% 1/1/35	28,545,000	32,728,841
Series 2012 B, 5.432% 1/1/42	7,305,000	6,742,442
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	21,305,000	21,785,428
5.1% 6/1/33	93,565,000	90,299,582
Series 2010-1, 6.63% 2/1/35	21,560,000	22,942,427
Series 2010-3:
5.547% 4/1/19	655,000	662,323
6.725% 4/1/35	31,715,000	34,030,829
7.35% 7/1/35	14,750,000	16,392,560
Series 2011, 5.877% 3/1/19	70,360,000	71,264,126
Series 2013, 3.14% 12/1/18	7,215,000	7,209,156
TOTAL MUNICIPAL SECURITIES
(Cost $400,977,720)		414,916,306

Foreign Government and Government Agency Obligations - 0.2%
Brazilian Federative Republic: (Cost $52,831,012)	$	$
4.25% 1/7/25	26,790,000	25,048,650
5.625% 1/7/41	27,107,000	23,407,166
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $52,831,012)		48,455,816

Bank Notes - 0.6%
Capital One NA 2.95% 7/23/21	31,087,000	30,621,319
Discover Bank:
(Delaware) 3.2% 8/9/21	$37,401,000	$37,055,778
3.1% 6/4/20	34,762,000	34,616,347
4.682% 8/9/28 (b)	13,496,000	13,489,252
8.7% 11/18/19	3,837,000	4,061,697
KeyBank NA 6.95% 2/1/28	3,200,000	3,868,262
RBS Citizens NA 2.5% 3/14/19	13,902,000	13,892,515
Synchrony Bank 3.65% 5/24/21	23,863,000	23,710,707
TOTAL BANK NOTES
(Cost $161,454,974)		161,315,877
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 1.97% (m)
(Cost $300,020,912)	299,988,712	300,048,709
TOTAL INVESTMENT IN SECURITIES - 104.4%
(Cost $27,923,930,785)		27,541,189,997
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(1,162,986,186)
NET ASSETS - 100%		$26,378,203,811

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
2.5% 9/1/33	$(4,000,000)	$(3,889,205)
3% 9/1/33	(23,050,000)	(22,912,209)
3% 9/1/33	(23,000,000)	(22,862,508)
3% 9/1/33	(23,050,000)	(22,912,209)
3% 9/1/33	(30,700,000)	(30,516,478)
3.5% 9/1/33	(17,400,000)	(17,584,496)
3.5% 9/1/48	(17,600,000)	(17,494,724)
3.5% 9/1/48	(4,400,000)	(4,373,681)
4% 9/1/48	(40,100,000)	(40,821,608)
4% 9/1/48	(2,600,000)	(2,646,788)
4% 9/1/48	(4,000,000)	(4,071,981)
4% 9/1/48	(11,500,000)	(11,706,945)
4.5% 9/1/48	(26,700,000)	(27,722,989)
4.5% 9/1/48	(53,550,000)	(55,601,725)
4.5% 9/1/48	(64,300,000)	(66,763,604)
4.5% 9/1/48	(25,450,000)	(26,425,096)
4.5% 9/1/48	(17,400,000)	(18,066,667)

TOTAL FANNIE MAE		(396,372,913)

Ginnie Mae
3.5% 9/1/48	(99,200,000)	(99,491,102)
TOTAL TBA SALE COMMITMENTS
(Proceeds $495,673,207)		$(495,864,015)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.94% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2028	8/20/21	98,000,000	$(3,191,970)
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.955% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2028	8/23/21	72,500,000	(2,332,649)

TOTAL PUT SWAPTIONS			(5,524,619)

Call Swaptions
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.94% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2028	8/20/21	98,000,000	(3,043,849)
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.955% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2028	8/23/21	72,500,000	(2,286,972)

TOTAL CALL SWAPTIONS			(5,330,821)

TOTAL WRITTEN SWAPTIONS			$(10,855,440)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	43	Jan. 2019	$9,088,453	$(4,787)	$(4,787)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	38	Dec. 2018	5,480,313	(26,504)	(26,504)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	33	Dec. 2018	5,257,313	(34,343)	(34,343)
TOTAL PURCHASED					(65,634)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	16	Dec. 2018	1,924,250	3,718	3,718
CBOT 5-Year U.S. Treasury Note Contracts (United States)	165	Jan. 2019	18,710,742	25,569	25,569
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	2,109	Dec. 2018	270,050,859	94,409	94,408
TOTAL SOLD					123,695
TOTAL FUTURES CONTRACTS					$58,061

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

The notional amount of futures sold as a percentage of Net Assets is 1.1%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $228,334,606.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,080,772,629 or 4.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,150,615.

 (h) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $186,130.

 (i) Level 3 security

 (j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (k) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (l) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,989,953
Total	$13,989,953

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$8,799,082,848	$--	$8,799,082,848	$--
U.S. Government and Government Agency Obligations	9,671,888,015	--	9,671,888,015	--
U.S. Government Agency - Mortgage Securities	6,321,950,925	--	6,321,950,925	--
Asset-Backed Securities	407,099,397	--	405,675,117	1,424,280
Collateralized Mortgage Obligations	945,583,395	--	945,583,395	--
Commercial Mortgage Securities	470,848,709	--	470,848,708	1
Municipal Securities	414,916,306	--	414,916,306	--
Foreign Government and Government Agency Obligations	48,455,816	--	48,455,816	--
Bank Notes	161,315,877	--	161,315,877	--
Money Market Funds	300,048,709	300,048,709	--	--
Total Investments in Securities:	$27,541,189,997	$300,048,709	$27,239,717,007	$1,424,281
Derivative Instruments:
Assets
Futures Contracts	$123,695	$123,695	$--	$--
Total Assets	$123,695	$123,695	$--	$--
Liabilities
Futures Contracts	$(65,634)	$(65,634)	$--	$--
Written Swaptions	(10,855,440)	--	(10,855,440)	--
Total Liabilities	$(10,921,074)	$(65,634)	$(10,855,440)	$--
Total Derivative Instruments:	$(10,797,379)	$58,061	$(10,855,440)	$--
Other Financial Instruments:
TBA Sale Commitments	$(495,864,015)	$--	$(495,864,015)	$--
Total Other Financial Instruments:	$(495,864,015)	$--	$(495,864,015)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$123,695	$(65,634)
Written Swaptions(b)	0	(10,855,440)
Total Interest Rate Risk	123,695	(10,921,074)
Total Value of Derivatives	$123,695	$(10,921,074)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $27,623,909,873)	$27,241,141,288
Fidelity Central Funds (cost $300,020,912)	300,048,709
Total Investment in Securities (cost $27,923,930,785)		$27,541,189,997
Receivable for investments sold		2,629,871
Receivable for premium on written options		10,923,760
Receivable for TBA sale commitments		495,673,207
Receivable for fund shares sold		17,438,228
Interest receivable		171,270,097
Distributions receivable from Fidelity Central Funds		528,688
Total assets		28,239,653,848
Liabilities
Payable to custodian bank	$286,497
TBA sale commitments, at value	495,864,015
Payable for investments purchased on a delayed delivery basis	1,301,512,273
Payable for fund shares redeemed	52,539,116
Distributions payable	16,319
Payable for daily variation margin on futures contracts	182,336
Written options, at value (premium receivable $10,923,760)	10,855,440
Other payables and accrued expenses	194,041
Total liabilities		1,861,450,037
Net Assets		$26,378,203,811
Net Assets consist of:
Paid in capital		$26,764,775,190
Undistributed net investment income		79,492,482
Accumulated undistributed net realized gain (loss) on investments		(83,258,646)
Net unrealized appreciation (depreciation) on investments		(382,805,215)
Net Assets		$26,378,203,811

Net Asset Value, offering price and redemption price per share ($26,378,203,811 ÷ 2,405,146,373 shares)		$10.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Interest		$819,903,071
Income from Fidelity Central Funds		13,989,953
Total income		833,893,024
Expenses
Custodian fees and expenses	$482,273
Independent trustees' fees and expenses	109,704
Commitment fees	76,484
Total expenses before reductions	668,461
Expense reductions	(19,488)
Total expenses after reductions		648,973
Net investment income (loss)		833,244,051
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(86,661,495)
Fidelity Central Funds	(660)
Futures contracts	7,460,096
Swaps	392,412
Total net realized gain (loss)		(78,809,647)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(890,513,749)
Futures contracts	795,262
Swaps	123,704
Written options	68,320
Delayed delivery commitments	583,417
Total change in net unrealized appreciation (depreciation)		(888,943,046)
Net gain (loss)		(967,752,693)
Net increase (decrease) in net assets resulting from operations		$(134,508,642)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$833,244,051	$643,574,439
Net realized gain (loss)	(78,809,647)	42,744,993
Change in net unrealized appreciation (depreciation)	(888,943,046)	(275,050,905)
Net increase (decrease) in net assets resulting from operations	(134,508,642)	411,268,527
Distributions to shareholders from net investment income	(828,586,240)	(634,988,707)
Distributions to shareholders from net realized gain	(25,482,114)	(235,564,576)
Total distributions	(854,068,354)	(870,553,283)
Share transactions - net increase (decrease)	1,295,270,225	2,939,530,801
Total increase (decrease) in net assets	306,693,229	2,480,246,045
Net Assets
Beginning of period	26,071,510,582	23,591,264,537
End of period	$26,378,203,811	$26,071,510,582
Other Information
Undistributed net investment income end of period	$79,492,482	$83,010,684

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Investment Grade Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.37	$11.62	$11.27	$11.47	$11.07
Income from Investment Operations
Net investment income (loss)A	.338	.293	.318	.296	.298
Net realized and unrealized gain (loss)	(.390)	(.135)	.437	(.204)	.406
Total from investment operations	(.052)	.158	.755	.092	.704
Distributions from net investment income	(.337)	(.292)	(.325)	(.284)	(.296)
Distributions from net realized gain	(.011)	(.116)	(.080)	(.008)	(.008)
Total distributions	(.348)	(.408)	(.405)	(.292)	(.304)
Net asset value, end of period	$10.97	$11.37	$11.62	$11.27	$11.47
Total ReturnB	(.45)%	1.45%	6.87%	.79%	6.44%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	.32%	.45%	.45%	.45%
Expenses net of fee waivers, if any	- %E	.32%	.45%	.45%	.45%
Expenses net of all reductions	- %E	.32%	.45%	.45%	.45%
Net investment income (loss)	3.05%	2.63%	2.81%	2.59%	2.64%
Supplemental Data
Net assets, end of period (000 omitted)	$26,378,204	$26,071,511	$11,889,444	$13,024,398	$12,027,554
Portfolio turnover rateF	103%	183%	121%	157%G	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Series Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Investment Grade Bond.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$217,938,199
Gross unrealized depreciation	(573,759,063)
Net unrealized appreciation (depreciation)	$(355,820,864)
Tax Cost	$27,885,964,613

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$50,465,730
Net unrealized appreciation (depreciation) on securities and other investments	$(356,927,953)

The Fund intends to elect to defer to its next fiscal year $80,109,156 of capital losses recognized during the period November 1, 2017 to August 31, 2018.

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$828,586,240	$ 681,422,185
Long-term Capital Gains	25,482,114	189,131,098
Total	$854,068,354	$ 870,553,283

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$7,460,096	$795,262
Swaps	392,412	123,704
Written Options	–	68,320
Totals	$7,852,508	$987,286

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps."

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,192,644,882 and $2,199,454,192, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,566.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $76,484 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $125,304.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19,488.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Series Investment Grade Bond	$828,586,240	$319,817,638
Class F	–	315,171,069
Total	$828,586,240	$634,988,707
From net realized gain
Series Investment Grade Bond	$25,482,114	$118,392,262
Class F	–	117,172,314
Total	$25,482,114	$235,564,576

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Series Investment Grade Bond
Shares sold	463,370,039	1,346,216,043	$5,183,527,349	$15,238,359,104
Reinvestment of distributions	76,203,846	38,516,680	844,980,568	434,532,315
Shares redeemed	(427,832,104)	(114,766,886)	(4,733,237,692)	(1,292,778,081)
Net increase (decrease)	111,741,781	1,269,965,837	$1,295,270,225	$14,380,113,338
Class F
Shares sold	–	219,248,317	$–	$2,459,639,248
Reinvestment of distributions	–	36,127,418	–	407,542,798
Shares redeemed	–	(1,262,350,778)	–	(14,307,764,583)
Net increase (decrease)	–	(1,006,975,043)	$–	$(11,440,582,537)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Investment Grade Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Series Investment Grade Bond	- %-C
Actual		$1,000.00	$1,013.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2018, $10,150,519, or, if subsequently determined to be different, the net capital gain of such year.

A total of 27.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LIG-ANN-1018
1.873109.109

Fidelity® Series Short-Term Credit Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Life of fundA
Fidelity® Series Short-Term Credit Fund	0.82%	1.16%

 A From March 27, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Short-Term Credit Fund on March 27, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Credit Bond Index performed over the same period.

Period Ending Values
$10,405	Fidelity® Series Short-Term Credit Fund
$10,476	Bloomberg Barclays U.S. 1-3 Year Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year, the fund gained 0.82%, topping, net of fees, the 0.59% return of its benchmark, the Bloomberg Barclays U.S. 1–3 Year Credit Bond Index. We kept the fund’s duration, meaning its sensitivity to interest rates, shorter than that of the benchmark. This benefited relative fund performance amid rising policy and market rates and strong economic growth, driven by the late-2017 passage of federal tax reform. Significantly underweighting government-related agency debentures added notable value versus the benchmark, as did avoiding the debt of foreign-government institutions. Among corporate bonds, selections among energy and banking names aided the fund's relative result. Conversely, picks among insurance and utility companies detracted, as did exposure to out-of-benchmark U.S. Treasury securities, although Treasuries contributed to fund liquidity. Among securitized sectors, which were not in the benchmark, holding commercial mortgage-backed securities contributed to a degree, while exposure to asset-backed securities hurt the relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2017, Julian Potenza joined Rob Galusza as a Co-Manager of the fund, succeeding Robin Foley.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	10.1%
AAA	20.8%
AA	7.4%
A	22.7%
BBB	33.9%
BB and Below	2.7%
Not Rated	0.6%
Short-Term Investments and Net Other Assets	1.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	63.1%
U.S. Government and U.S. Government Agency Obligations	10.1%
Asset-Backed Securities	17.0%
CMOs and Other Mortgage Related Securities	4.4%
Municipal Bonds	0.4%
Other Investments	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 16.3%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 63.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 6.1%
Automobiles - 2.9%
American Honda Finance Corp.:
2% 2/14/20	$500,000	$493,970
2.65% 2/12/21	7,000,000	6,937,242
BMW U.S. Capital LLC 2.15% 4/6/20 (a)	8,122,000	8,008,338
Daimler Finance North America LLC:
1.5% 7/5/19 (a)	2,300,000	2,275,098
2.2% 5/5/20 (a)	5,350,000	5,259,699
2.25% 3/2/20 (a)	3,200,000	3,154,838
2.3% 1/6/20 (a)	4,700,000	4,649,857
2.3% 2/12/21 (a)	4,350,000	4,241,900
2.45% 5/18/20 (a)	2,200,000	2,173,639
3.35% 5/4/21 (a)	5,000,000	4,999,144
General Motors Financial Co., Inc.:
2.35% 10/4/19	4,400,000	4,366,120
2.4% 5/9/19	5,750,000	5,732,375
2.45% 11/6/20	5,400,000	5,277,192
2.65% 4/13/20	3,293,000	3,261,453
		60,830,865
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	3,578,000	3,548,089
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	3,012,000	2,954,623
Media - 2.7%
21st Century Fox America, Inc. 4.5% 2/15/21	9,320,000	9,591,897
CBS Corp. 2.3% 8/15/19	3,730,000	3,710,404
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	5,900,000	5,917,166
4.464% 7/23/22	7,000,000	7,139,762
Comcast Corp. 5.15% 3/1/20	5,000,000	5,155,630
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0347% 9/20/19 (b)(c)	3,630,000	3,644,817
NBCUniversal Enterprise, Inc. 1.974% 4/15/19 (a)	11,000,000	10,953,370
NBCUniversal, Inc. 5.15% 4/30/20	5,500,000	5,687,799
Time Warner, Inc. 4.75% 3/29/21	2,057,000	2,120,441
Walt Disney Co. 2.3% 2/12/21	4,000,000	3,933,380
		57,854,666
Specialty Retail - 0.2%
AutoZone, Inc. 2.5% 4/15/21	4,570,000	4,467,701

TOTAL CONSUMER DISCRETIONARY		129,655,944

CONSUMER STAPLES - 2.8%
Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	5,350,000	5,287,779
Diageo Capital PLC 3% 5/18/20	5,500,000	5,502,616
		10,790,395
Food & Staples Retailing - 0.6%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (a)	8,750,000	8,663,231
Kroger Co. 2.3% 1/15/19	4,471,000	4,464,909
		13,128,140
Food Products - 0.6%
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (b)(c)	5,000,000	5,022,281
3.2% 4/16/21	834,000	832,373
Tyson Foods, Inc.:
3 month U.S. LIBOR + 0.450% 2.7648% 5/30/19 (b)(c)	4,137,000	4,143,178
2.65% 8/15/19	3,150,000	3,142,901
		13,140,733
Tobacco - 1.1%
Bat Capital Corp. 2.297% 8/14/20 (a)	10,400,000	10,210,834
BAT International Finance PLC 2.75% 6/15/20 (a)	5,000,000	4,954,698
Philip Morris International, Inc. 1.375% 2/25/19	4,432,000	4,407,291
Reynolds American, Inc. 3.25% 6/12/20	2,489,000	2,485,858
		22,058,681

TOTAL CONSUMER STAPLES		59,117,949

ENERGY - 5.3%
Energy Equipment & Services - 0.3%
Petrofac Ltd. 3.4% 10/10/18 (a)	5,050,000	5,049,995
Oil, Gas & Consumable Fuels - 5.0%
Anadarko Petroleum Corp. 4.85% 3/15/21	509,000	524,801
BP Capital Markets PLC:
1.768% 9/19/19	4,579,000	4,534,307
2.315% 2/13/20	3,962,000	3,928,251
2.521% 1/15/20	500,000	497,542
Cenovus Energy, Inc. 3% 8/15/22	1,243,000	1,195,817
DCP Midstream Operating LP 2.7% 4/1/19	238,000	236,513
Devon Energy Corp. 3.25% 5/15/22	5,000,000	4,926,095
Energy Transfer Partners LP:
3.6% 2/1/23	2,641,000	2,603,665
4.2% 9/15/23	1,337,000	1,352,613
Enterprise Products Operating LP:
2.55% 10/15/19	6,011,000	5,985,118
2.8% 2/15/21	1,688,000	1,672,948
EOG Resources, Inc. 2.45% 4/1/20	5,467,000	5,414,773
EQT Corp. 2.5% 10/1/20	2,054,000	2,009,764
Kinder Morgan Energy Partners LP 2.65% 2/1/19	18,000	17,983
Kinder Morgan, Inc. 3.05% 12/1/19	5,497,000	5,496,378
MPLX LP:
3.375% 3/15/23	3,922,000	3,858,554
4.5% 7/15/23	795,000	817,361
Petroleos Mexicanos 5.375% 3/13/22	14,500,000	14,819,000
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 2.9114% 2/26/21 (b)(c)	3,776,000	3,780,803
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	3,885,000	3,848,765
Schlumberger Investment SA 3.3% 9/14/21 (a)	5,000,000	5,005,463
Shell International Finance BV 2.125% 5/11/20	13,725,000	13,567,251
Sunoco Logistics Partner Operations LP 5.5% 2/15/20	3,476,000	3,578,194
TransCanada PipeLines Ltd. 2.125% 11/15/19	4,510,000	4,464,999
Western Gas Partners LP 5.375% 6/1/21	4,400,000	4,559,528
Williams Partners LP 3.6% 3/15/22	7,400,000	7,382,987
		106,079,473

TOTAL ENERGY		111,129,468

FINANCIALS - 30.2%
Banks - 14.7%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7519% 1/19/21 (a)(b)(c)	5,000,000	5,003,400
3.4% 8/27/21 (a)	6,991,000	6,984,841
Bank of America Corp.:
2.25% 4/21/20	1,860,000	1,837,041
2.6% 1/15/19	11,395,000	11,396,277
2.625% 10/19/20	13,000,000	12,877,632
2.65% 4/1/19	8,500,000	8,503,285
Bank of Montreal 2.1% 12/12/19	3,000,000	2,970,142
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.490% 2.8375% 7/20/20 (a)(b)(c)	5,500,000	5,527,904
Barclays Bank PLC 2.65% 1/11/21	7,900,000	7,760,530
Barclays PLC 2.75% 11/8/19	5,000,000	4,973,405
BPCE SA 2.5% 12/10/18	3,000,000	3,000,260
Capital One NA 2.35% 1/31/20	4,300,000	4,257,112
Citibank NA 1.85% 9/18/19	5,500,000	5,445,822
Citigroup, Inc.:
2.05% 6/7/19	8,500,000	8,455,157
2.4% 2/18/20	3,174,000	3,144,717
2.5% 7/29/19	13,363,000	13,333,805
2.75% 4/25/22	7,300,000	7,114,064
3.142% 1/24/23 (b)	10,000,000	9,856,163
Citizens Bank NA:
2.25% 3/2/20	4,850,000	4,779,913
2.45% 12/4/19	1,855,000	1,837,905
2.55% 5/13/21	2,684,000	2,619,737
Compass Bank 3.5% 6/11/21	3,301,000	3,295,099
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	15,000,000	14,963,552
Danske Bank A/S 3.875% 9/12/23 (a)	2,500,000	2,487,588
Fifth Third Bancorp 2.875% 7/27/20	2,389,000	2,379,014
HSBC Holdings PLC 3 month U.S. LIBOR + 0.600% 2.9223% 5/18/21 (b)(c)	7,000,000	7,020,865
Huntington National Bank 3.25% 5/14/21	5,000,000	4,988,027
ING Bank NV 2.7% 8/17/20 (a)	1,228,000	1,215,105
ING Groep NV 3.15% 3/29/22	8,650,000	8,523,828
JPMorgan Chase & Co.:
2.25% 1/23/20	1,650,000	1,633,320
2.55% 10/29/20	53,000,000	52,366,435
3.514% 6/18/22 (b)	10,500,000	10,550,070
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.833% 5/7/21 (b)(c)	5,000,000	5,019,151
Mitsubishi UFJ Financial Group, Inc.:
2.95% 3/1/21	1,748,000	1,730,033
3.535% 7/26/21	5,000,000	5,019,314
Mizuho Bank Ltd. 2.4% 3/26/20 (a)	6,700,000	6,625,676
MUFG Americas Holdings Corp. 2.25% 2/10/20	1,364,000	1,349,323
Regions Bank 2.75% 4/1/21	4,346,000	4,281,933
Regions Financial Corp. 2.75% 8/14/22	4,268,000	4,138,757
Royal Bank of Canada:
1.625% 4/15/19	2,750,000	2,733,940
2.15% 10/26/20	5,350,000	5,249,320
3.2% 4/30/21	5,500,000	5,502,785
Sumitomo Mitsui Banking Corp. 2.514% 1/17/20	5,900,000	5,851,752
SunTrust Bank 2.25% 1/31/20	6,800,000	6,730,345
The Toronto-Dominion Bank 2.5% 12/14/20	3,598,000	3,547,813
Westpac Banking Corp.:
1.6% 8/19/19	4,300,000	4,255,228
2.15% 3/6/20	2,250,000	2,222,483
4.875% 11/19/19	2,000,000	2,047,012
ZB, National Association 3.5% 8/27/21	4,421,000	4,415,042
		311,821,922
Capital Markets - 6.0%
Cboe Global Markets, Inc. 1.95% 6/28/19	4,227,000	4,200,548
Deutsche Bank AG 2.7% 7/13/20	12,011,000	11,757,814
Deutsche Bank AG London Branch:
2.5% 2/13/19	4,500,000	4,482,751
2.85% 5/10/19	5,630,000	5,613,559
Goldman Sachs Group, Inc.:
1.95% 7/23/19	5,250,000	5,214,638
2% 4/25/19	8,500,000	8,460,387
2.55% 10/23/19	180,000	179,334
2.625% 1/31/19	13,815,000	13,813,373
IntercontinentalExchange, Inc. 2.75% 12/1/20	2,754,000	2,731,291
Moody's Corp.:
2.75% 7/15/19	3,697,000	3,695,065
2.75% 12/15/21	579,000	568,022
3.25% 6/7/21	2,377,000	2,370,914
5.5% 9/1/20	5,734,000	5,986,578
Morgan Stanley:
2.45% 2/1/19	10,750,000	10,745,154
2.625% 11/17/21	19,750,000	19,286,551
2.65% 1/27/20	15,750,000	15,662,636
S&P Global, Inc. 3.3% 8/14/20	2,495,000	2,501,342
UBS AG London Branch 2.2% 6/8/20 (a)	8,500,000	8,347,221
UBS AG Stamford Branch 2.375% 8/14/19	500,000	498,047
		126,115,225
Consumer Finance - 4.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	1,689,000	1,685,548
American Express Credit Corp.:
2.2% 3/3/20	4,500,000	4,444,983
2.25% 5/5/21	5,500,000	5,369,060
2.6% 9/14/20	6,000,000	5,951,931
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.670% 3.0131% 7/30/21 (a)(b)(c)	1,547,000	1,550,696
Capital One Financial Corp. 2.5% 5/12/20	9,500,000	9,402,030
Caterpillar Financial Services Corp. 2.1% 1/10/20	3,217,000	3,187,319
Ford Motor Credit Co. LLC:
1.897% 8/12/19	2,250,000	2,221,763
2.262% 3/28/19	6,400,000	6,368,192
2.343% 11/2/20	2,500,000	2,423,283
2.425% 6/12/20	16,500,000	16,135,185
2.597% 11/4/19	2,500,000	2,476,050
3.336% 3/18/21	8,500,000	8,328,337
4.14% 2/15/23	2,500,000	2,462,575
Hyundai Capital America 2% 7/1/19 (a)	4,500,000	4,457,540
Synchrony Financial:
2.6% 1/15/19	4,154,000	4,150,050
3% 8/15/19	2,216,000	2,212,228
Toyota Motor Credit Corp.:
1.55% 10/18/19	2,014,000	1,988,503
1.95% 4/17/20	14,000,000	13,783,965
		98,599,238
Diversified Financial Services - 1.0%
AIG Global Funding:
2.15% 7/2/20 (a)	5,496,000	5,383,796
3.35% 6/25/21 (a)	5,000,000	4,999,445
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	417,000	415,644
GE Capital International Funding Co. 2.342% 11/15/20	5,500,000	5,387,278
USAA Capital Corp. 3% 7/1/20 (a)	5,500,000	5,487,477
		21,673,640
Insurance - 3.8%
ACE INA Holdings, Inc. 2.3% 11/3/20	1,161,000	1,142,931
AFLAC, Inc. 2.4% 3/16/20	3,500,000	3,472,608
AIA Group Ltd. 2.25% 3/11/19 (a)	5,700,000	5,675,657
American International Group, Inc. 2.3% 7/16/19	9,528,000	9,491,508
Aon Corp. 5% 9/30/20	1,708,000	1,764,599
Hartford Financial Services Group, Inc. 5.5% 3/30/20	2,698,000	2,793,212
Marsh & McLennan Companies, Inc.:
2.35% 3/6/20	5,316,000	5,247,375
2.55% 10/15/18	3,012,000	3,010,526
MassMutual Global Funding II 1.55% 10/11/19 (a)	5,500,000	5,426,672
Metropolitan Life Global Funding I:
1.55% 9/13/19 (a)	5,600,000	5,533,415
1.75% 9/19/19 (a)	5,000,000	4,941,966
2.05% 6/12/20 (a)	5,500,000	5,395,546
New York Life Global Funding 1.5% 10/24/19 (a)	5,000,000	4,929,379
Principal Life Global Funding II:
2.2% 4/8/20 (a)	6,210,000	6,118,559
2.25% 10/15/18 (a)	3,000,000	2,999,504
Protective Life Global Funding 2.161% 9/25/20 (a)	5,500,000	5,383,989
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	5,279,000	5,273,750
Unum Group 5.625% 9/15/20	2,080,000	2,164,240
		80,765,436

TOTAL FINANCIALS		638,975,461

HEALTH CARE - 6.5%
Biotechnology - 0.6%
AbbVie, Inc. 2.5% 5/14/20	8,336,000	8,258,568
Amgen, Inc. 2.2% 5/22/19	4,346,000	4,332,792
		12,591,360
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories:
2.8% 9/15/20	4,518,000	4,492,448
2.9% 11/30/21	3,620,000	3,580,614
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (b)(c)	5,523,000	5,533,688
2.404% 6/5/20	11,000,000	10,818,993
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.0759% 3/19/21 (b)(c)	3,401,000	3,406,340
		27,832,083
Health Care Providers & Services - 1.7%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (b)(c)	5,000,000	5,043,047
2.8% 7/20/20	5,200,000	5,164,296
3.35% 3/9/21	6,614,000	6,615,681
3.7% 3/9/23	5,000,000	4,986,402
Elanco Animal Health, Inc. 3.912% 8/27/21 (a)	389,000	390,127
Express Scripts Holding Co.:
2.6% 11/30/20	991,000	974,436
4.75% 11/15/21	1,759,000	1,818,049
Humana, Inc. 2.5% 12/15/20	2,920,000	2,867,562
UnitedHealth Group, Inc. 3.35% 7/15/22	4,000,000	4,019,139
WellPoint, Inc. 3.125% 5/15/22	4,400,000	4,339,919
		36,218,658
Pharmaceuticals - 2.9%
Actavis Funding SCS:
3% 3/12/20	10,916,000	10,886,223
3.45% 3/15/22	5,500,000	5,457,702
Bayer U.S. Finance II LLC 3.5% 6/25/21 (a)	5,500,000	5,494,377
GlaxoSmithKline Capital PLC 3.125% 5/14/21	5,000,000	5,006,448
Mylan NV:
2.5% 6/7/19	4,297,000	4,276,917
3.15% 6/15/21	2,200,000	2,167,362
Roche Holdings, Inc. 2.25% 9/30/19 (a)	7,750,000	7,715,341
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	11,000,000	10,871,916
2.4% 9/23/21	2,324,000	2,245,699
Teva Pharmaceutical Finance Netherlands III BV:
1.7% 7/19/19	2,727,000	2,680,822
2.2% 7/21/21	3,250,000	3,038,865
Zoetis, Inc. 3.45% 11/13/20	484,000	486,537
		60,328,209

TOTAL HEALTH CARE		136,970,310

INDUSTRIALS - 3.0%
Aerospace & Defense - 1.1%
General Dynamics Corp. 3% 5/11/21	9,000,000	8,981,635
Northrop Grumman Corp. 2.08% 10/15/20	11,000,000	10,773,774
Rockwell Collins, Inc. 1.95% 7/15/19	1,892,000	1,877,042
United Technologies Corp. 3.35% 8/16/21	1,256,000	1,259,478
		22,891,929
Airlines - 0.4%
Delta Air Lines, Inc.:
2.875% 3/13/20	5,500,000	5,458,535
3.4% 4/19/21	3,388,000	3,366,698
		8,825,233
Electrical Equipment - 0.1%
Fortive Corp. 1.8% 6/15/19	947,000	937,978
Industrial Conglomerates - 0.3%
Honeywell International, Inc. 1.4% 10/30/19	5,500,000	5,419,480
Roper Technologies, Inc. 2.05% 10/1/18	214,000	213,907
		5,633,387
Machinery - 0.5%
John Deere Capital Corp. 2.35% 1/8/21	11,000,000	10,834,884
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
2.125% 1/15/20	2,219,000	2,188,787
2.5% 3/1/21	2,533,000	2,475,770
International Lease Finance Corp.:
5.875% 4/1/19	4,000,000	4,064,706
5.875% 8/15/22	4,500,000	4,791,342
		13,520,605

TOTAL INDUSTRIALS		62,644,016

INFORMATION TECHNOLOGY - 1.5%
Electronic Equipment & Components - 1.0%
Amphenol Corp. 2.2% 4/1/20	7,313,000	7,207,159
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (a)	9,500,000	9,531,389
5.45% 6/15/23 (a)	5,020,000	5,268,690
		22,007,238
IT Services - 0.3%
The Western Union Co.:
3.35% 5/22/19	800,000	802,120
4.25% 6/9/23	5,000,000	5,009,258
		5,811,378
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices, Inc. 2.85% 3/12/20	3,259,000	3,247,608
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 2.85% 10/5/18	1,784,000	1,784,239

TOTAL INFORMATION TECHNOLOGY		32,850,463

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	2,636,000	2,618,709
The Mosaic Co. 3.25% 11/15/22	1,549,000	1,519,657
		4,138,366
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.1%
ERP Operating LP 2.375% 7/1/19	1,681,000	1,675,597
Simon Property Group LP 2.35% 1/30/22	82,000	79,583
		1,755,180
Real Estate Management & Development - 0.5%
Digital Realty Trust LP:
2.75% 2/1/23	1,701,000	1,636,345
3.4% 10/1/20	3,359,000	3,365,020
3.95% 7/1/22	1,849,000	1,870,828
Washington Prime Group LP 3.85% 4/1/20	3,830,000	3,793,259
		10,665,452

TOTAL REAL ESTATE		12,420,632

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.:
2.375% 11/27/18	500,000	499,721
2.45% 6/30/20	18,830,000	18,580,435
BellSouth Corp. 4.333% 4/26/19 (a)(b)	4,000,000	4,034,360
British Telecommunications PLC 2.35% 2/14/19	8,385,000	8,369,802
Verizon Communications, Inc.:
1.75% 8/15/21	4,822,000	4,634,978
2.946% 3/15/22	3,294,000	3,248,910
3.125% 3/16/22	5,000,000	4,961,855
		44,330,061
UTILITIES - 4.8%
Electric Utilities - 1.7%
American Electric Power Co., Inc. 2.15% 11/13/20	2,814,000	2,755,632
Duke Energy Corp. 1.8% 9/1/21	1,305,000	1,250,284
Edison International 2.125% 4/15/20	5,500,000	5,393,460
Eversource Energy 2.5% 3/15/21	2,860,000	2,806,837
Exelon Corp.:
2.85% 6/15/20	7,475,000	7,425,204
3.497% 6/1/22 (b)	4,046,000	3,996,555
ITC Holdings Corp. 2.7% 11/15/22	2,814,000	2,712,206
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (b)(c)	1,363,000	1,363,402
Southern Co. 1.85% 7/1/19	7,725,000	7,669,866
		35,373,446
Gas Utilities - 0.6%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.7173% 11/29/19 (b)(c)	4,400,000	4,401,360
3 month U.S. LIBOR + 0.550% 2.8763% 3/12/20 (b)(c)	7,936,000	7,940,257
		12,341,617
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	567,000	553,022
Multi-Utilities - 2.5%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	4,395,000	4,317,845
CenterPoint Energy, Inc. 2.5% 9/1/22	1,027,000	987,787
Consolidated Edison, Inc. 2% 3/15/20	1,214,000	1,194,737
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	2,558,000	2,462,075
1.6% 8/15/19	3,596,000	3,554,237
1.875% 1/15/19	5,900,000	5,884,553
2% 8/15/21	1,981,000	1,901,529
2.5% 12/1/19	4,817,000	4,783,181
Public Service Enterprise Group, Inc. 1.6% 11/15/19	2,155,000	2,122,068
Sempra Energy:
1.625% 10/7/19	3,805,000	3,744,898
2.4% 2/1/20	6,000,000	5,928,202
WEC Energy Group, Inc. 3.375% 6/15/21	5,123,000	5,142,085
Wisconsin Energy Corp. 2.45% 6/15/20	11,000,000	10,848,274
		52,871,471

TOTAL UTILITIES		101,139,556

TOTAL NONCONVERTIBLE BONDS
(Cost $1,347,034,857)		1,333,372,226

U.S. Treasury Obligations - 9.8%
U.S. Treasury Notes:
1.125% 2/28/21	$34,413,000	$33,131,922
1.75% 12/31/20	83,250,000	81,542,718
1.75% 11/30/21	40,000,000	38,804,688
1.875% 9/30/22	35,500,000	34,318,516
2% 1/15/21	17,691,000	17,419,416
2% 12/31/21	1,000,000	977,148
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $209,598,320)		206,194,408

U.S. Government Agency - Mortgage Securities - 0.3%
Fannie Mae - 0.1%
4.5% 6/1/19 to 7/1/20	2,266	2,272
5.5% 11/1/34	2,121,572	2,304,457
7.5% 11/1/31	412	468

TOTAL FANNIE MAE		2,307,197

Freddie Mac - 0.2%
3.5% 8/1/26	3,176,677	3,216,433
4% 9/1/25 to 4/1/26	1,118,693	1,146,546
4.5% 9/1/18 to 11/1/18	12,222	12,219
5% 4/1/20	21,710	21,854
8.5% 5/1/26 to 7/1/28	30,945	35,025

TOTAL FREDDIE MAC		4,432,077

Ginnie Mae - 0.0%
7% 1/15/25 to 8/15/32	218,163	245,206
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $7,194,638)		6,984,480

Asset-Backed Securities - 17.0%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$247,473	$253,436
Ally Auto Receivables Trust Series 2017-1 Class A3, 1.7% 6/15/21	3,471,000	3,446,438
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	4,889,000	4,841,096
Series 2018-2 Class A, 3.29% 5/15/23	5,580,000	5,600,226
American Express Credit Account Master Trust:
Series 2017-1 Class A, 1.93% 9/15/22	6,409,000	6,320,215
Series 2017-3 Class A, 1.77% 11/15/22	4,660,000	4,578,563
Series 2018-4 Class A, 2.99% 12/15/23	4,429,000	4,431,141
Series 2018-6 Class A, 3.06% 2/15/24	4,378,000	4,390,272
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A3, 1.81% 10/8/20	399,195	398,812
Bank of America Credit Card Master Trust:
Series 2017-A1 Class A1, 1.95% 8/15/22	5,727,000	5,648,573
Series 2017-A2 Class A2, 1.84% 1/17/23	5,206,000	5,099,573
Series 2018-A1 Class A1, 2.7% 7/17/23	5,564,000	5,534,810
Series 2018-A2 Class A2, 3% 9/15/23	4,470,000	4,473,619
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (a)	4,076,000	4,078,181
Canadian Pacer Auto Receivables Trust:
Series 2017-A1 Class A3, 2.05% 3/19/21 (a)	2,637,000	2,616,958
Series 2018-1A Class A3, 3% 11/19/21 (a)	3,722,000	3,717,529
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	3,170,000	3,113,420
Series 2016-A3 Class A3, 1.34% 4/15/22	5,600,000	5,542,669
Series 2016-A4 Class A4, 1.33% 6/15/22	4,623,000	4,564,450
Series 2017-A4 Class A4, 1.99% 7/17/23	6,525,000	6,405,654
Series 2018-A1 Class A1, 3.01% 2/15/24	2,949,000	2,951,756
Carmax Auto Owner Trust Series 2015-2 Class A3, 1.37% 3/16/20	377,597	377,034
CarMax Auto Owner Trust:
Series 2016-4 Class A3, 1.4% 8/15/21	3,924,999	3,880,418
Series 2017-4 Class A3, 2.11% 10/17/22	1,871,000	1,844,870
Series 2018-2 Class A3, 2.98% 1/17/23	2,409,000	2,406,193
Chase Issuance Trust:
Series 2016-A2 Class A, 1.37% 6/15/21	5,577,000	5,521,639
Series 2016-A5 Class A5, 1.27% 7/15/21	5,590,000	5,525,062
Chesapeake Funding II LLC Series 2017-2A Class A1, 1.99% 5/15/29 (a)	3,135,458	3,105,802
Citibank Credit Card Issuance Trust:
Series 2014-A6 Class A6, 2.15% 7/15/21	1,225,000	1,219,344
Series 2016-A1 Class A1, 1.75% 11/19/21	5,671,000	5,600,792
Series 2017-A8 Class A8, 1.86% 8/7/22	6,400,000	6,265,451
Series 2017-A9 Class A9, 1.8% 9/20/21	4,564,000	4,519,674
Series 2018-A1 Class A1, 2.49% 1/20/23	5,575,000	5,514,123
CLUB Credit Trust Series 2017-P1 Class A, 2.42% 9/15/23 (a)	1,137,191	1,134,216
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	4,051,000	4,059,572
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2 Class A, 2.55% 1/16/24 (a)	330,927	330,751
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3148% 3/25/32 (b)(c)	1,524	1,562
Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/34 (b)(c)	103,055	99,659
Dell Equipment Finance Trust:
Series 2017-2 Class A3, 2.19% 10/24/22 (a)	1,542,000	1,527,579
Series 2018-1 Class A3, 3.18% 6/22/23 (a)	1,386,000	1,390,013
Discover Card Master Trust:
Series 2012-A6 Class A6, 1.67% 1/18/22	402,000	398,476
Series 2016-A4 Class A4, 1.39% 3/15/22	4,638,000	4,575,177
Series 2017-A6 Class A6, 1.88% 2/15/23	3,507,000	3,437,317
DLL Securitization Trust Series 2017-A Class A3, 2.14% 12/15/21 (a)	3,640,000	3,592,296
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74% 2/22/22 (a)	947,613	943,698
Series 2017-1 Class A2, 2.13% 7/20/22 (a)	5,067,210	5,040,757
Series 2017-2 Class A2, 1.97% 1/20/23 (a)	3,160,279	3,137,984
Fannie Mae Series 2004-T5 Class AB1, 1 month U.S. LIBOR + 0.250% 2.82% 5/28/35 (b)(c)	195,967	189,281
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	2,804,000	2,768,834
Flagship Credit Auto Trust Series 2016-1 Class A, 2.77% 12/15/20 (a)	478,322	478,438
Ford Credit Auto Owner Trust:
Series 2014-2 Class A, 2.31% 4/15/26 (a)	12,041,000	11,961,758
Series 2015-2 Class A, 2.44% 1/15/27 (a)	6,421,000	6,351,875
Series 2017-A Class A3, 1.67% 6/15/21	4,131,000	4,092,850
Series 2018-A Class A3, 3.03% 11/15/22	4,398,000	4,406,701
Ford Credit Floorplan Master Owner Trust:
Series 2015-5 Class A, 2.39% 8/15/22	9,501,000	9,386,473
Series 2016-3 Class A1, 1.55% 7/15/21	2,394,000	2,370,335
Series 2017-2 Class A1, 2.16% 9/15/22	4,540,000	4,465,590
Series 2018-1 Class A1, 2.95% 5/15/23	4,500,000	4,484,299
GM Financial Automobile Leasing Trust Series 2018-2 Class A3, 3.06% 6/21/21	2,424,000	2,425,478
GMF Floorplan Owner Revolving Trust:
Series 2016-1 Class A1, 1.96% 5/17/21 (a)	3,380,000	3,360,121
Series 2017-1 Class A1, 2.22% 1/18/22 (a)	3,688,000	3,651,314
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	4,242,000	4,243,774
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 3.7648% 6/25/34 (b)(c)	28,000	28,103
Honda Auto Receivables Owner Trust Series 2017-1 Class A3, 1.72% 7/21/21	3,749,000	3,718,777
Huntington Auto Trust Series 2016-1 Class A3, 1.59% 11/16/20	1,511,460	1,504,570
Hyundai Auto Lease Securitization Trust Series 2017-A Class A2A, 1.56% 7/15/19 (a)	802,126	801,769
Hyundai Auto Receivables Trust:
Series 2015-C Class A3, 1.46% 2/18/20	58,340	58,241
Series 2016-A Class A3, 1.56% 9/15/20	761,738	758,710
Series 2018-A Class A3, 2.79% 7/15/22	2,817,000	2,807,484
Hyundai Floorplan Master Owner Trust Series 2016-1A Class A2, 1.81% 3/15/21 (a)	2,163,000	2,153,279
John Deere Owner Trust Series 2018-A Class A3, 2.66% 4/18/22	4,248,000	4,225,460
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(c)	157,000	122,807
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	5,585,000	5,588,940
Mercedes-Benz Auto Lease Trust Series 2018-A Class A3, 2.41% 2/16/21	3,758,000	3,739,085
Mercedes-Benz Auto Receivables Trust Series 2016-1 Class A3, 1.26% 2/16/21	2,973,119	2,948,466
Mercedes-Benz Master Owner Trust Series 2018-AA Class A, 1 month U.S. LIBOR + 0.260% 2.3227% 5/16/22 (a)(b)(c)	10,000,000	9,998,309
Nationstar HECM Loan Trust Series 2018-1A Class A, 2.76% 2/25/28 (a)	2,978,621	2,978,177
Navient Student Loan Trust Series 2016-6A Class A1, 1 month U.S. LIBOR + 0.480% 2.5436% 3/25/66 (a)(b)(c)	752,581	753,474
Nissan Auto Receivables Trust Series 2016-C Class A3, 1.18% 1/15/21	3,413,550	3,381,582
Nissan Master Owner Trust Receivables:
Series 2016-A Class A2, 1.54% 6/15/21	3,639,000	3,604,415
Series 2017-B Class A, 1 month U.S. LIBOR + 0.430% 2.4927% 4/18/22 (b)(c)	3,000,000	3,011,658
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3098% 1/25/36 (b)(c)	336,368	336,586
Permanent Master Issuer PLC Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.7468% 7/15/58 (a)(b)(c)	7,000,000	6,978,699
Prosper Marketplace Issuance Trust:
Series 2017-3A Class A, 2.36% 11/15/23 (a)	1,359,787	1,355,035
Series 2018-1A Class A, 3.11% 6/17/24 (a)	3,557,719	3,559,237
Series 2018-2A Class A, 3.35% 10/15/24 (a)	3,388,000	3,387,874
Santander Retail Auto Lease Trust:
Series 2017-A Class A3, 2.22% 1/20/21 (a)	4,414,000	4,373,879
Series 2018-A Class A3, 2.93% 5/20/21 (a)	3,746,000	3,734,900
Securitized Term Auto Receivables Trust:
Series 2016-1A Class A3, 1.524% 3/25/20 (a)	1,329,690	1,324,284
Series 2017-1A Class A3, 1.89% 8/25/20 (a)	6,612,114	6,582,777
Series 2017-2A Class A3, 2.04% 4/26/21 (a)	2,711,000	2,677,765
SLM Private Credit Student Loan Trust Series 2004-B Class C, 3 month U.S. LIBOR + 0.870% 3.2106% 9/15/33 (b)(c)	235,686	235,626
Synchrony Credit Card Master Note Trust:
Series 2015-3 class A, 1.74% 9/15/21	3,500,000	3,498,692
Series 2016-1 Class A, 2.04% 3/15/22	1,700,000	1,694,727
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(c)	114,910	114,687
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (a)	2,886,505	2,877,834
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	2,707,150	2,714,776
Toyota Auto Receivables Owner Trust Series 2016-B Class A3, 1.3% 4/15/20	875,699	871,700
Toyota Auto Receivables Trust Series 2016-C Class A3, 1.14% 8/17/20	1,605,123	1,594,308
Verizon Owner Trust:
Series 2016-1A Class A, 1.42% 1/20/21 (a)	3,530,705	3,512,701
Series 2016-2A Class A, 1.68% 5/20/21 (a)	4,642,000	4,606,051
Series 2017-1A Class A, 2.06% 9/20/21 (a)	6,000,000	5,947,687
Series 2017-3A Class A1A, 2.06% 4/20/22 (a)	4,580,000	4,512,298
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	2,654,000	2,657,771
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.500% 2.5827% 7/17/23 (a)(b)(c)	5,510,000	5,525,497
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (a)	4,283,000	4,285,603
TOTAL ASSET-BACKED SECURITIES
(Cost $361,832,037)		359,238,271

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Credit Suisse Mortgage Trust Series 2012-2R Class 1A1, 4.2666% 5/27/35 (a)(b)	694,358	692,714
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.5612% 10/15/54 (a)(b)(c)	2,585,000	2,582,640
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(c)	45,104	44,534
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(c)	2,916	2,890

TOTAL PRIVATE SPONSOR		3,322,778

U.S. Government Agency - 0.0%
Fannie Mae sequential payer Series 2001-40 Class Z, 6% 8/25/31	112,694	122,455
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	567,140	588,318

TOTAL U.S. GOVERNMENT AGENCY		710,773

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,079,522)		4,033,551

Commercial Mortgage Securities - 4.2%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(d)	31,326	221
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	1,559,034	1,532,086
Bayview Commercial Asset Trust:
floater:
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(c)	473,377	444,461
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(c)	17,009	18,479
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(c)	150,861	140,713
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(c)	43,303	40,062
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(c)	57,393	52,640
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(c)	31,849	29,905
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(c)	31,849	25,638
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(c)	32,342	24,927
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(c)	268,980	250,038
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(c)	48,182	46,370
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(c)	45,160	44,259
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(c)	60,292	56,432
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(c)	45,412	41,870
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(c)	48,709	43,973
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	79,040	68,351
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(c)	123,967	104,051
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(c)	46,715	45,291
Series 2007-4A Class A2, 1 month U.S. LIBOR + 0.550% 2.6148% 9/25/37 (a)(b)(c)	620,335	475,547
Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(d)(e)	4,372,446	0
BX Trust Series 2017-IMC Class A, 1 month U.S. LIBOR + 1.050% 3.1127% 10/15/32 (a)(b)(c)	3,236,000	3,240,003
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.8527% 7/15/32 (a)(b)(c)	3,306,000	3,305,995
Citigroup Commercial Mortgage Trust:
floater Series 2017-1500 Class A, 1 month U.S. LIBOR + 0.850% 2.9127% 7/15/32 (a)(b)(c)	3,141,000	3,169,927
sequential payer Series 2013-GC17 Class A4, 4.131% 11/10/46	2,062,000	2,137,526
COMM Mortgage Trust sequential payer Series 2012-LC4 Class A4, 3.288% 12/10/44	3,355,000	3,353,136
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A1, 1.5786% 11/15/49	1,252,455	1,231,559
CSMC Mortgage Trust Series 2016-NXSR Class A1, 1.9708% 12/15/49	897,219	881,426
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 1 month U.S. LIBOR + 1.300% 3.622% 12/15/34 (a)(b)(c)	1,150,918	1,151,282
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	5,343,000	5,563,884
Class A3, 3.482% 1/10/45	2,375,030	2,394,171
Series 2012-GCJ7 Class A4, 3.377% 5/10/45	8,125,579	8,159,901
Series 2014-GC18 Class AAB, 3.648% 1/10/47	56,000	56,455
Series 2016-GS4 Class A1, 1.731% 11/10/49	439,316	430,165
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A2, 2.9493% 11/15/47	2,775,000	2,774,168
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	1,931,000	1,947,734
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class A1, 1.5366% 12/15/49	7,997,079	7,794,276
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer Series 2012-C6 Class A3, 3.5074% 5/15/45	1,593,566	1,606,030
Series 2012-C6 Class A/S, 4.1166% 5/15/45	4,915,295	5,006,854
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2012-C8 Class A3, 2.8291% 10/15/45	2,500,722	2,460,879
Lone Star Portfolio Trust floater Series 2015-LSP Class A1A2, 1 month U.S. LIBOR + 1.800% 3.8627% 9/15/28 (a)(b)(c)	240,768	240,911
Morgan Stanley BAML Trust Series 2016-C32 Class A1, 1.968% 12/15/49	1,393,927	1,366,499
Morgan Stanley Capital I Trust Series 2016-BNK2 Class A1, 1.424% 11/15/49	997,462	972,144
RETL floater Series 2018-RVP Class A, 1 month U.S. LIBOR + 1.100% 3.1627% 3/15/33 (a)(b)(c)	3,415,982	3,427,701
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.8534% 4/10/46 (a)(b)(c)	3,234,824	3,284,373
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	3,463,808	3,442,460
Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	2,654,000	2,692,285
Waldorf Astoria Boca Raton Trust floater Series 2016-BOCA Class A, 1 month U.S. LIBOR + 1.350% 3.4127% 6/15/29 (a)(b)(c)	2,587,000	2,590,086
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12 Class A1, 1.676% 7/15/46	292,876	292,572
Series 2016-LC25 Class A1, 1.795% 12/15/59	1,211,037	1,187,929
Wells Fargo Commercial Mtg Trust 2016-C sequential payer Series 2016-C37 Class A1, 1.944% 12/15/49	968,415	952,540
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.78% 6/15/46 (a)(b)(c)	3,438,424	3,449,257
sequential payer:
Series 2012-C9 Class ASB, 2.445% 11/15/45	993,064	981,974
Series 2013-C12 Class ASB, 2.838% 3/15/48	449,701	447,163
Series 2013-C16 Class ASB, 3.963% 9/15/46	1,016,000	1,031,675
Series 2014-C20 Class ASB, 3.638% 5/15/47	1,250,000	1,264,689
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $88,891,815)		87,774,943

Municipal Securities - 0.4%
Illinois Gen. Oblig. Series 2011, 5.877% 3/1/19	3,150,000	3,190,478
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22	5,975,000	5,829,091
TOTAL MUNICIPAL SECURITIES
(Cost $9,164,082)		9,019,569

Foreign Government and Government Agency Obligations - 0.3%
Alberta Province 1.9% 12/6/19 (Cost $7,498,522)	$7,500,000	$7,420,500

Bank Notes - 2.9%
Capital One NA 1.85% 9/13/19	3,000,000	2,971,072
Citibank NA 2.1% 6/12/20	5,500,000	5,402,697
Citizens Bank NA 2.25% 10/30/20	5,661,000	5,530,731
Fifth Third Bank 2.375% 4/25/19	7,000,000	6,992,995
Goldman Sachs Bank U.S.A. 3.2% 6/5/20	2,125,000	2,133,049
Huntington National Bank 2.375% 3/10/20	4,600,000	4,549,974
KeyBank NA 2.5% 12/15/19	1,749,000	1,739,661
PNC Bank NA 2.45% 11/5/20	5,000,000	4,928,068
SunTrust Bank 3.502% 8/2/22 (b)	3,548,000	3,548,665
Svenska Handelsbanken AB 3.35% 5/24/21	8,000,000	8,022,791
Wells Fargo Bank NA:
2.15% 12/6/19	$10,165,000	$10,079,473
2.6% 1/15/21	5,500,000	5,425,330
TOTAL BANK NOTES
(Cost $61,871,011)		61,324,506

Commercial Paper - 1.2%
Catholic Health Initiatives 2.85% 9/12/18	15,000,000	14,990,220
Suncor Energy, Inc. yankee 2.63% 9/17/18	10,000,000	9,989,408
TOTAL COMMERCIAL PAPER
(Cost $24,975,249)		24,979,628
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 1.97% (f)
(Cost $10,559,733)	10,557,666	10,559,777
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $2,132,699,786)		2,110,901,859
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,490,487
NET ASSETS - 100%		$2,113,392,346

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $413,055,821 or 19.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$270,619
Total	$270,619

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,333,372,226	$--	$1,333,372,226	$--
U.S. Government and Government Agency Obligations	206,194,408	--	206,194,408	--
U.S. Government Agency - Mortgage Securities	6,984,480	--	6,984,480	--
Asset-Backed Securities	359,238,271	--	359,238,271	--
Collateralized Mortgage Obligations	4,033,551	--	4,033,551	--
Commercial Mortgage Securities	87,774,943	--	87,774,943	--
Municipal Securities	9,019,569	--	9,019,569	--
Foreign Government and Government Agency Obligations	7,420,500	--	7,420,500	--
Bank Notes	61,324,506	--	61,324,506	--
Commercial Paper	24,979,628	--	24,979,628	--
Money Market Funds	10,559,777	10,559,777	--	--
Total Investments in Securities:	$2,110,901,859	$10,559,777	$2,100,342,082	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.7%
United Kingdom	3.5%
Canada	3.3%
Netherlands	2.2%
Germany	1.1%
Luxembourg	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,122,140,053)	$2,100,342,082
Fidelity Central Funds (cost $10,559,733)	10,559,777
Total Investment in Securities (cost $2,132,699,786)		$2,110,901,859
Receivable for fund shares sold		1,102,475
Interest receivable		11,833,289
Distributions receivable from Fidelity Central Funds		11,310
Total assets		2,123,848,933
Liabilities
Payable for investments purchased	$9,705,469
Payable for fund shares redeemed	736,857
Distributions payable	41
Other payables and accrued expenses	14,220
Total liabilities		10,456,587
Net Assets		$2,113,392,346
Net Assets consist of:
Paid in capital		$2,142,094,334
Undistributed net investment income		2,788,063
Accumulated undistributed net realized gain (loss) on investments		(9,692,124)
Net unrealized appreciation (depreciation) on investments		(21,797,927)
Net Assets		$2,113,392,346
Series Short-Term Credit:
Net Asset Value, offering price and redemption price per share ($2,113,392,346 ÷ 214,013,251 shares)		$9.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Interest		$46,427,632
Income from Fidelity Central Funds		270,619
Total income		46,698,251
Expenses
Custodian fees and expenses	$44,249
Independent trustees' fees and expenses	8,770
Commitment fees	6,092
Total expenses before reductions	59,111
Expense reductions	(3,791)
Total expenses after reductions		55,320
Net investment income (loss)		46,642,931
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,934,899)
Fidelity Central Funds	108
Total net realized gain (loss)		(4,934,791)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(25,476,239)
Fidelity Central Funds	(25)
Total change in net unrealized appreciation (depreciation)		(25,476,264)
Net gain (loss)		(30,411,055)
Net increase (decrease) in net assets resulting from operations		$16,231,876

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,642,931	$28,936,084
Net realized gain (loss)	(4,934,791)	(3,583,693)
Change in net unrealized appreciation (depreciation)	(25,476,264)	1,376,287
Net increase (decrease) in net assets resulting from operations	16,231,876	26,728,678
Distributions to shareholders from net investment income	(45,920,111)	(28,772,983)
Distributions to shareholders from net realized gain	–	(1,486,464)
Total distributions	(45,920,111)	(30,259,447)
Share transactions - net increase (decrease)	29,391,203	9,025,423
Total increase (decrease) in net assets	(297,032)	5,494,654
Net Assets
Beginning of period	2,113,689,378	2,108,194,724
End of period	$2,113,392,346	$2,113,689,378
Other Information
Undistributed net investment income end of period	$2,788,063	$1,158,145

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Short-Term Credit Fund

Years ended August 31,	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$10.03	$9.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.214	.131	.114	.052
Net realized and unrealized gain (loss)	(.133)	(.013)	.081	(.051)
Total from investment operations	.081	.118	.195	.001
Distributions from net investment income	(.211)	(.131)	(.108)	(.051)
Distributions from net realized gain	–	(.007)	(.007)	–
Total distributions	(.211)	(.138)	(.115)	(.051)
Net asset value, end of period	$9.88	$10.01	$10.03	$9.95
Total ReturnC,D	.82%	1.19%	1.98%	.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.34%	.45%	.45%H
Expenses net of fee waivers, if any	- %G	.34%	.45%	.45%H
Expenses net of all reductions	- %G	.34%	.45%	.45%H
Net investment income (loss)	2.16%	1.32%	1.15%	1.21%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,113,392	$2,113,689	$1,022,609	$768,418
Portfolio turnover rateI	52%J	70%	112%	63%K,L

 A For the period March 27, 2015 (commencement of operations) to August 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Amount not annualized.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Series Short-Term Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Short-Term Credit.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations, and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,126,789
Gross unrealized depreciation	(22,861,805)
Net unrealized appreciation (depreciation)	$(20,735,016)
Tax Cost	$2,131,636,875

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,713,503
Capital loss carryforward	$(9,680,475)
Net unrealized appreciation (depreciation) on securities and other investments	$(20,735,016)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,785,327)
Long-term	(1,895,148)
Total capital loss carryforward	$(9,680,475)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$45,920,111	$ 29,834,743
Long-term Capital Gains	–	424,704
Total	$45,920,111	$ 30,259,447

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger and U.S. government securities, aggregated $844,787,394 and $851,944,355, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,092 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,791.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Series Short-Term Credit	$45,920,111	$13,629,972
Class F	–	15,143,011
Total	$45,920,111	$28,772,983
From net realized gain
Series Short-Term Credit	$–	$719,924
Class F	–	766,540
Total	$–	$1,486,464

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Series Short-Term Credit
Shares sold	20,947,798	129,600,459	$208,301,422	$1,296,767,402
Issued in exchange for the shares of Fidelity Adviser Series Short-Term Credit Fund	19,106,664	–	189,347,036	–
Reinvestment of distributions	4,618,997	1,414,720	45,709,781	14,129,285
Shares redeemed	(41,740,068)	(21,908,000)	(413,967,036)	(218,646,294)
Net increase (decrease)	2,933,391	109,107,179	$29,391,203	$1,092,250,393
Class F
Shares sold	–	26,981,368	$–	$269,205,689
Reinvestment of distributions	–	1,446,464	–	14,442,201
Shares redeemed	–	(136,680,238)	–	(1,366,872,860)
Net increase (decrease)	–	(108,252,406)	$–	$(1,083,224,970)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Merger Information.

On January 26, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Short-Term Credit Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $189,347,036, including securities of $189,174,330 and unrealized depreciation of $1,182,562 was combined with the Fund's net assets of $2,037,411,470 for total net assets after the acquisition of $2,226,758,506.

Pro forma results of operations of the combined entity for the entire period ended August 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$48,219,827
Total net realized gain (loss)	(5,112,935)
Total change in net unrealized appreciation (depreciation)	(27,069,311)
Net increase (decrease) in net assets resulting from operations	$16,037,581

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since January 26, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Short-Term Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Short-Term Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2018 and for the period March 27, 2015 (commencement of operations) through August 31, 2015 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the three years in the period ended August 31, 2018 and for the period March 27, 2015 (commencement of operations) through August 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Series Short-Term Credit	- %C
Actual		$1,000.00	$1,012.40	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amounts represent less than .005%.

 D Amount represents less than $.005

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 10.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

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Fidelity® Short-Term Bond Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Short-Term Bond Fund	0.20%	1.05%	1.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund, a class of the fund, on August 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,855	Fidelity® Short-Term Bond Fund
$11,742	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Manager Rob Galusza:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -1% to 0%, roughly in line, net of fees, with the 0.15% result of the benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. We kept the fund’s duration, meaning its sensitivity to interest rates, shorter than that of the benchmark. This benefited fund performance versus the benchmark amid rising policy and market rates and strong economic growth, driven by the late-2017 passage of federal tax reform. Exposure to corporate bonds made a relative contribution. Within corporates, bonds of banking institutions added the most value. Lighter-than-benchmark exposure to Treasury securities also benefited the fund’s relative return, as did picks within the energy sector. Underweighting government-related agency debentures and avoiding the debt of foreign-government institutions further helped. Conversely, lighter-than-benchmark exposure to the bonds of technology companies detracted a bit, as did out-of-benchmark exposure to asset-backed securities. As of August 31, we continue to position the fund for higher rates, while focusing on higher-quality corporate issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2017, Julian Potenza joined Rob Galusza as Co-Manager of the fund, succeeding Robin Foley.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	25.6%
AAA	19.8%
AA	4.5%
A	16.2%
BBB	27.1%
BB and Below	2.5%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	3.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	47.8%
U.S. Government and U.S. Government Agency Obligations	25.6%
Asset-Backed Securities	16.8%
CMOs and Other Mortgage Related Securities	3.9%
Municipal Bonds	0.5%
Other Investments	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.6%

 * Foreign investments - 13.4%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 47.8%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 4.3%
Automobiles - 2.6%
American Honda Finance Corp. 2% 2/14/20	$12,600	$12,448
BMW U.S. Capital LLC 2.15% 4/6/20 (a)	20,000	19,720
Daimler Finance North America LLC:
1.5% 7/5/19 (a)	10,750	10,634
2.2% 5/5/20 (a)	15,650	15,386
2.3% 1/6/20 (a)	12,000	11,872
2.3% 2/12/21 (a)	15,000	14,627
3.35% 5/4/21 (a)	15,000	14,997
General Motors Financial Co., Inc.:
2.35% 10/4/19	10,100	10,022
2.4% 5/9/19	5,000	4,985
2.65% 4/13/20	8,943	8,857
3.15% 1/15/20	2,000	2,001
3.55% 4/9/21	6,966	6,947
4.2% 3/1/21	6,000	6,083
		138,579
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	9,085	9,009
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	8,106	7,952
Media - 1.4%
21st Century Fox America, Inc. 4.5% 2/15/21	20,000	20,583
CBS Corp. 2.3% 8/15/19	5,200	5,173
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	11,035	11,067
4.464% 7/23/22	18,225	18,589
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0347% 9/20/19 (b)(c)	9,726	9,766
Time Warner, Inc. 4.75% 3/29/21	5,980	6,164
		71,342

TOTAL CONSUMER DISCRETIONARY		226,882

CONSUMER STAPLES - 2.9%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	22,878	22,612
Diageo Capital PLC 3% 5/18/20	12,050	12,056
		34,668
Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (a)	15,100	14,950
Food Products - 0.6%
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (b)(c)	10,000	10,045
3.2% 4/16/21	2,089	2,085
Tyson Foods, Inc.:
3 month U.S. LIBOR + 0.450% 2.7648% 5/30/19 (b)(c)	11,349	11,366
2.65% 8/15/19	6,460	6,445
		29,941
Tobacco - 1.3%
Bat Capital Corp. 2.297% 8/14/20 (a)	37,620	36,936
BAT International Finance PLC 2.75% 6/15/20 (a)	15,080	14,943
Philip Morris International, Inc. 1.375% 2/25/19	10,998	10,937
Reynolds American, Inc. 3.25% 6/12/20	7,781	7,771
		70,587

TOTAL CONSUMER STAPLES		150,146

ENERGY - 3.3%
Energy Equipment & Services - 0.2%
Petrofac Ltd. 3.4% 10/10/18 (a)	12,265	12,265
Oil, Gas & Consumable Fuels - 3.1%
BP Capital Markets PLC:
1.768% 9/19/19	12,266	12,146
2.315% 2/13/20	10,676	10,585
Cenovus Energy, Inc. 3% 8/15/22	3,323	3,197
DCP Midstream Operating LP 2.7% 4/1/19	544	541
Devon Energy Corp. 3.25% 5/15/22	12,000	11,823
Energy Transfer Partners LP:
3.6% 2/1/23	6,333	6,243
4.2% 9/15/23	3,227	3,265
Enterprise Products Operating LP:
2.55% 10/15/19	7,751	7,718
2.8% 2/15/21	4,353	4,314
EQT Corp. 2.5% 10/1/20	5,508	5,389
Kinder Morgan Energy Partners LP 2.65% 2/1/19	573	572
Kinder Morgan, Inc. 3.05% 12/1/19	9,592	9,591
MPLX LP 4.5% 7/15/23	1,905	1,959
Petroleos Mexicanos 5.375% 3/13/22	14,290	14,604
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 2.9114% 2/26/21 (b)(c)	9,545	9,557
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,460	10,362
Schlumberger Investment SA 3.3% 9/14/21 (a)	10,050	10,061
TransCanada PipeLines Ltd.:
2.125% 11/15/19	12,200	12,078
3.125% 1/15/19	5,527	5,535
Western Gas Partners LP 5.375% 6/1/21	12,000	12,435
Williams Partners LP 3.6% 3/15/22	10,100	10,077
		162,052

TOTAL ENERGY		174,317

FINANCIALS - 23.8%
Banks - 12.5%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7519% 1/19/21 (a)(b)(c)	4,000	4,003
3.4% 8/27/21 (a)	17,426	17,411
Bank of America Corp.:
2.25% 4/21/20	5,084	5,021
2.369% 7/21/21 (b)	10,000	9,825
2.625% 10/19/20	22,200	21,991
2.65% 4/1/19	8,000	8,003
3.004% 12/20/23 (b)	15,000	14,603
Barclays Bank PLC 2.65% 1/11/21	12,000	11,788
Barclays PLC:
2.75% 11/8/19	14,000	13,926
3.25% 1/12/21	6,858	6,779
BPCE SA 2.5% 12/10/18	18,000	18,002
Capital One NA 2.35% 1/31/20	15,650	15,494
Citibank NA 1.85% 9/18/19	16,000	15,842
Citigroup, Inc.:
2.05% 6/7/19	31,921	31,753
2.45% 1/10/20	10,150	10,072
2.5% 7/29/19	8,367	8,349
2.75% 4/25/22	10,000	9,745
3.142% 1/24/23 (b)	12,100	11,926
Citizens Bank NA:
2.25% 3/2/20	12,000	11,827
2.45% 12/4/19	1,240	1,229
2.55% 5/13/21	10,093	9,851
Compass Bank 3.5% 6/11/21	8,067	8,053
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	17,045	17,004
Danske Bank A/S 3.875% 9/12/23 (a)	12,600	12,537
Discover Bank 2.6% 11/13/18	7,250	7,250
Fifth Third Bancorp 2.875% 7/27/20	7,135	7,105
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.600% 2.9223% 5/18/21 (b)(c)	12,000	12,036
3.262% 3/13/23 (b)	12,415	12,237
Huntington National Bank 3.25% 5/14/21	12,000	11,971
ING Bank NV:
3 month U.S. LIBOR + 0.690% 3.0274% 10/1/19 (a)(b)(c)	5,200	5,224
2.7% 8/17/20 (a)	3,116	3,083
ING Groep NV 3.15% 3/29/22	20,350	20,053
JPMorgan Chase & Co.:
2.25% 1/23/20	4,447	4,402
2.55% 10/29/20	4,750	4,693
3.514% 6/18/22 (b)	21,000	21,100
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.833% 5/7/21 (b)(c)	12,150	12,197
Mitsubishi UFJ Financial Group, Inc.:
2.95% 3/1/21	7,065	6,992
3.535% 7/26/21	12,000	12,046
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.140% 3.4726% 9/13/21 (b)(c)	15,000	15,247
MUFG Americas Holdings Corp. 2.25% 2/10/20	4,073	4,029
Regions Bank 2.75% 4/1/21	11,226	11,061
Regions Financial Corp.:
2.75% 8/14/22	11,481	11,133
3.2% 2/8/21	6,820	6,793
Royal Bank of Canada:
2.125% 3/2/20	15,000	14,836
2.15% 10/26/20	20,000	19,624
Sumitomo Mitsui Banking Corp.:
2.05% 1/18/19	16,150	16,117
2.514% 1/17/20	12,000	11,902
SunTrust Bank 2.25% 1/31/20	25,000	24,744
The Toronto-Dominion Bank:
1.45% 8/13/19	14,925	14,751
2.5% 12/14/20	9,901	9,763
Wells Fargo & Co. 2.6% 7/22/20	17,500	17,339
Wells Fargo Bank NA 3.325% 7/23/21 (b)	10,000	10,019
Westpac Banking Corp.:
1.6% 8/19/19	12,000	11,875
2.15% 3/6/20	12,400	12,248
ZB, National Association 3.5% 8/27/21	11,022	11,007
		657,911
Capital Markets - 4.2%
Cboe Global Markets, Inc. 1.95% 6/28/19	11,637	11,564
Deutsche Bank AG 2.7% 7/13/20	25,500	24,962
Deutsche Bank AG London Branch:
2.5% 2/13/19	1,000	996
2.85% 5/10/19	16,350	16,302
Deutsche Bank AG New York Branch 3.15% 1/22/21	6,717	6,564
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.800% 3.1326% 12/13/19 (b)(c)	15,000	15,109
1.95% 7/23/19	12,000	11,919
2% 4/25/19	9,100	9,058
2.55% 10/23/19	15,830	15,771
2.625% 1/31/19	10,185	10,184
IntercontinentalExchange, Inc. 2.75% 12/1/20	7,267	7,207
Moody's Corp.:
2.75% 7/15/19	12,276	12,270
2.75% 12/15/21	1,564	1,534
3.25% 6/7/21	5,919	5,904
Morgan Stanley:
2.375% 7/23/19	5,730	5,709
2.5% 1/24/19	15,000	14,997
2.625% 11/17/21	14,942	14,591
2.65% 1/27/20	12,000	11,933
UBS AG London Branch 2.2% 6/8/20 (a)	15,250	14,976
UBS AG Stamford Branch 2.375% 8/14/19	9,006	8,971
		220,521
Consumer Finance - 4.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	4,127	4,119
American Express Credit Corp.:
2.2% 3/3/20	10,275	10,149
2.25% 5/5/21	9,000	8,786
2.6% 9/14/20	16,520	16,388
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.670% 3.0131% 7/30/21 (a)(b)(c)	3,710	3,719
Capital One Financial Corp. 2.5% 5/12/20	17,000	16,825
Caterpillar Financial Services Corp. 2.1% 1/10/20	8,625	8,545
Ford Motor Credit Co. LLC:
1.897% 8/12/19	10,000	9,875
2.262% 3/28/19	20,170	20,070
2.425% 6/12/20	10,000	9,779
2.597% 11/4/19	10,000	9,904
2.681% 1/9/20	9,933	9,818
3.336% 3/18/21	25,885	25,362
4.14% 2/15/23	6,000	5,910
Hyundai Capital America 2% 7/1/19 (a)	9,125	9,039
Synchrony Financial:
2.6% 1/15/19	20,271	20,252
3% 8/15/19	6,020	6,010
Toyota Motor Credit Corp. 1.95% 4/17/20	12,100	11,913
		206,463
Diversified Financial Services - 0.3%
AIG Global Funding 3.35% 6/25/21 (a)	10,000	9,999
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	1,043	1,040
ING Bank NV 1.65% 8/15/19 (a)	5,200	5,133
		16,172
Insurance - 2.8%
ACE INA Holdings, Inc. 2.3% 11/3/20	4,114	4,050
AFLAC, Inc. 2.4% 3/16/20	13,291	13,187
AIA Group Ltd. 2.25% 3/11/19 (a)	8,000	7,966
American International Group, Inc. 2.3% 7/16/19	25,278	25,181
Aon Corp. 5% 9/30/20	5,671	5,859
Marsh & McLennan Companies, Inc.:
2.35% 3/6/20	13,491	13,317
2.55% 10/15/18	7,356	7,352
Metropolitan Life Global Funding I:
1.75% 9/19/19 (a)	12,300	12,157
2.05% 6/12/20 (a)	15,230	14,941
Principal Life Global Funding II 2.25% 10/15/18 (a)	11,570	11,568
Protective Life Global Funding 2.161% 9/25/20 (a)	15,172	14,852
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	16,742	16,725
		147,155

TOTAL FINANCIALS		1,248,222

HEALTH CARE - 4.9%
Biotechnology - 0.5%
AbbVie, Inc. 2.5% 5/14/20	15,888	15,740
Amgen, Inc. 2.2% 5/22/19	8,204	8,179
		23,919
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories 2.9% 11/30/21	6,090	6,024
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (b)(c)	14,032	14,059
2.404% 6/5/20	16,230	15,963
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.0759% 3/19/21 (b)(c)	8,625	8,639
		44,685
Health Care Providers & Services - 1.2%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (b)(c)	12,000	12,103
3.35% 3/9/21	13,655	13,658
Elanco Animal Health, Inc. 3.912% 8/27/21 (a)	967	970
Express Scripts Holding Co.:
2.6% 11/30/20	2,683	2,638
4.75% 11/15/21	4,763	4,923
Humana, Inc. 2.5% 12/15/20	7,580	7,444
UnitedHealth Group, Inc. 3.35% 7/15/22	10,000	10,048
WellPoint, Inc. 3.125% 5/15/22	12,140	11,974
		63,758
Pharmaceuticals - 2.4%
Actavis Funding SCS:
3% 3/12/20	15,452	15,410
3.45% 3/15/22	11,000	10,915
Bayer U.S. Finance II LLC 3.5% 6/25/21 (a)	15,000	14,985
GlaxoSmithKline Capital PLC 3.125% 5/14/21	12,280	12,296
Mylan NV 2.5% 6/7/19	9,478	9,434
Perrigo Co. PLC 3.5% 3/15/21	2,117	2,103
Roche Holdings, Inc. 2.25% 9/30/19 (a)	15,000	14,933
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	20,000	19,767
2.4% 9/23/21	5,816	5,620
Teva Pharmaceutical Finance Netherlands III BV:
1.7% 7/19/19	10,682	10,501
2.2% 7/21/21	10,000	9,350
Zoetis, Inc. 3.45% 11/13/20	1,708	1,717
		127,031

TOTAL HEALTH CARE		259,393

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. 2.08% 10/15/20	11,340	11,107
Rockwell Collins, Inc. 1.95% 7/15/19	5,140	5,099
United Technologies Corp. 3.35% 8/16/21	3,120	3,129
		19,335
Airlines - 0.4%
Delta Air Lines, Inc.:
2.875% 3/13/20	15,450	15,334
3.4% 4/19/21	8,454	8,401
		23,735
Electrical Equipment - 0.0%
Fortive Corp. 1.8% 6/15/19	2,790	2,763
Industrial Conglomerates - 0.1%
Roper Technologies, Inc. 2.05% 10/1/18	5,750	5,748
Machinery - 0.2%
John Deere Capital Corp. 2.35% 1/8/21	10,000	9,850
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.125% 1/15/20	6,030	5,948
2.5% 3/1/21	6,552	6,404
International Lease Finance Corp. 5.875% 8/15/22	12,000	12,777
		25,129

TOTAL INDUSTRIALS		86,560

INFORMATION TECHNOLOGY - 1.3%
Electronic Equipment & Components - 0.8%
Amphenol Corp. 2.2% 4/1/20	15,000	14,783
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (a)	13,790	13,836
5.45% 6/15/23 (a)	12,439	13,055
		41,674
IT Services - 0.2%
The Western Union Co. 4.25% 6/9/23	10,000	10,019
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 2.85% 3/12/20	8,263	8,234
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 2.85% 10/5/18	6,630	6,631

TOTAL INFORMATION TECHNOLOGY		66,558

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	6,696	6,652
The Mosaic Co. 3.25% 11/15/22	3,784	3,712
		10,364
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.1%
ERP Operating LP 2.375% 7/1/19	7,103	7,080
Real Estate Management & Development - 0.5%
Digital Realty Trust LP:
2.75% 2/1/23	4,637	4,461
3.4% 10/1/20	9,129	9,145
Washington Prime Group LP 3.85% 4/1/20	9,340	9,250
		22,856

TOTAL REAL ESTATE		29,936

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc. 2.45% 6/30/20	13,309	13,133
BellSouth Corp. 4.333% 4/26/19 (a)(b)	20,000	20,172
British Telecommunications PLC 2.35% 2/14/19	11,567	11,546
Verizon Communications, Inc.:
2.946% 3/15/22	2,835	2,796
3.125% 3/16/22	15,000	14,886
		62,533
UTILITIES - 3.7%
Electric Utilities - 1.6%
American Electric Power Co., Inc. 2.15% 11/13/20	7,619	7,461
Duke Energy Corp. 1.8% 9/1/21	3,796	3,637
Edison International 2.125% 4/15/20	15,000	14,709
Eversource Energy 2.5% 3/15/21	7,387	7,250
Exelon Corp.:
2.85% 6/15/20	6,843	6,797
3.497% 6/1/22 (b)	10,555	10,426
ITC Holdings Corp. 2.7% 11/15/22	7,621	7,345
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (b)(c)	3,420	3,421
Southern Co. 1.85% 7/1/19	23,180	23,015
		84,061
Gas Utilities - 0.3%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.7173% 11/29/19 (b)(c)	12,200	12,204
3 month U.S. LIBOR + 0.550% 2.8763% 3/12/20 (b)(c)	3,037	3,039
		15,243
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	1,671	1,630
Multi-Utilities - 1.8%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	11,369	11,169
Consolidated Edison, Inc. 2% 3/15/20	3,278	3,226
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	6,389	6,149
1.6% 8/15/19	4,062	4,015
1.875% 1/15/19	15,000	14,961
2.5% 12/1/19	10,591	10,517
Public Service Enterprise Group, Inc. 1.6% 11/15/19	6,071	5,978
Sempra Energy:
1.625% 10/7/19	10,647	10,479
2.4% 2/1/20	15,050	14,870
WEC Energy Group, Inc. 3.375% 6/15/21	12,513	12,560
		93,924

TOTAL UTILITIES		194,858

TOTAL NONCONVERTIBLE BONDS
(Cost $2,531,960)		2,509,769

U.S. Treasury Obligations - 23.9%
U.S. Treasury Notes:
1.125% 2/28/21	$361,476	$348,019
1.5% 5/15/20	369,578	362,753
1.75% 12/31/20	145,000	142,026
1.75% 11/30/21	350,000	339,541
1.875% 6/30/20	27,682	27,319
2% 1/15/21	37,154	36,584
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,268,271)		1,256,242

U.S. Government Agency - Mortgage Securities - 0.6%
Fannie Mae - 0.4%
3.5% 1/1/26 to 9/1/29	15,279	15,482
4.5% 6/1/19 to 7/1/20	10	10
5.5% 11/1/34	5,235	5,687
7.5% 11/1/31	1	1

TOTAL FANNIE MAE		21,180

Freddie Mac - 0.2%
3.5% 8/1/26	7,773	7,870
4% 9/1/25 to 4/1/26	2,760	2,829
4.5% 9/1/18 to 11/1/18	30	30
5% 4/1/20	50	50
8.5% 5/1/26 to 7/1/28	79	89

TOTAL FREDDIE MAC		10,868

Ginnie Mae - 0.0%
7% 1/15/25 to 8/15/32	551	619
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $33,508)		32,667

Asset-Backed Securities - 16.8%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$630	$645
Ally Auto Receivables Trust Series 2017-1 Class A3, 1.7% 6/15/21	9,320	9,254
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	12,380	12,259
Series 2018-2 Class A, 3.29% 5/15/23	13,920	13,970
American Express Credit Account Master Trust:
Series 2017-1 Class A, 1.93% 9/15/22	17,281	17,042
Series 2017-3 Class A, 1.77% 11/15/22	12,660	12,439
Series 2017-6 Class A, 2.04% 5/15/23	10,120	9,935
Series 2018-4 Class A, 2.99% 12/15/23	11,070	11,075
Series 2018-6 Class A, 3.06% 2/15/24	10,000	10,028
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A3, 1.81% 10/8/20	1,584	1,583
Bank of America Credit Card Master Trust:
Series 2017-A1 Class A1, 1.95% 8/15/22	15,536	15,323
Series 2017-A2 Class A2, 1.84% 1/17/23	13,895	13,611
Series 2018-A1 Class A1, 2.7% 7/17/23	14,000	13,927
Series 2018-A2 Class A2, 3% 9/15/23	11,170	11,179
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (a)	9,960	9,965
BMW Vehicle Lease Trust Series 2017-2 Class A3, 2.07% 10/20/20	5,965	5,909
BMW Vehicle Owner Trust Series 2016-A Class A3, 1.16% 11/25/20	6,244	6,199
Canadian Pacer Auto Receivables Trust:
Series 2017-A1 Class A3, 2.05% 3/19/21 (a)	7,086	7,032
Series 2018-1A Class A3, 3% 11/19/21 (a)	9,302	9,291
Capital Auto Receivables Asset Trust Series 2016-1 Class A3, 1.73% 4/20/20	1,418	1,417
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	8,601	8,447
Series 2016-A4 Class A4, 1.33% 6/15/22	13,463	13,292
Series 2017-A1 Class A1, 2% 1/17/23	12,000	11,845
Series 2017-A4 Class A4, 1.99% 7/17/23	12,165	11,942
Series 2018-A1 Class A1, 3.01% 2/15/24	7,366	7,373
Carmax Auto Owner Trust Series 2015-3 Class A3, 1.63% 5/15/20	1,559	1,556
CarMax Auto Owner Trust:
Series 2016-4 Class A3, 1.4% 8/15/21	11,066	10,940
Series 2017-3 Class A3, 1.97% 4/15/22	4,981	4,915
Series 2017-4 Class A3, 2.11% 10/17/22	5,039	4,969
Series 2018-2 Class A3, 2.98% 1/17/23	6,019	6,012
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (a)	8,601	8,519
Series 2017-4A Class A2, 1 month U.S. LIBOR + 0.340% 2.4027% 11/15/29 (a)(b)(c)	8,472	8,476
Citibank Credit Card Issuance Trust:
Series 2017-A3 Class A3, 1.92% 4/7/22	14,070	13,858
Series 2017-A8 Class A8, 1.86% 8/7/22	15,000	14,685
Series 2017-A9 Class A9, 1.8% 9/20/21	12,226	12,107
Series 2018-A1 Class A1, 2.49% 1/20/23	14,396	14,239
CLUB Credit Trust Series 2017-P1 Class A, 2.42% 9/15/23 (a)	3,046	3,038
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	10,123	10,144
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2 Class A, 2.55% 1/16/24 (a)	859	858
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3148% 3/25/32 (b)(c)	7	7
Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/34 (b)(c)	261	252
Dell Equipment Finance Trust:
Series 2017-2 Class A3, 2.19% 10/24/22 (a)	4,152	4,113
Series 2018-1 Class A3, 3.18% 6/22/23 (a)	3,384	3,394
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	22,000	21,668
Series 2016-A4 Class A4, 1.39% 3/15/22	13,612	13,428
DLL Securitization Trust Series 2017-A Class A3, 2.14% 12/15/21 (a)	9,856	9,727
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74% 2/22/22 (a)	2,833	2,822
Series 2017-1 Class A2, 2.13% 7/20/22 (a)	5,420	5,392
Fannie Mae Series 2004-T5 Class AB1, 1 month U.S. LIBOR + 0.250% 2.82% 5/28/35 (b)(c)	505	488
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	7,509	7,415
Flagship Credit Auto Trust Series 2016-1 Class A, 2.77% 12/15/20 (a)	1,949	1,949
Ford Credit Auto Owner Trust:
Series 2014-2 Class A, 2.31% 4/15/26 (a)	7,170	7,123
Series 2015-2 Class A, 2.44% 1/15/27 (a)	11,704	11,578
Series 2015-C Class A3, 1.41% 2/15/20	1,190	1,188
Series 2016-B Class A3, 1.33% 10/15/20	5,323	5,295
Series 2017-A Class A3, 1.67% 6/15/21	11,089	10,987
Series 2018-A Class A3, 3.03% 11/15/22	10,989	11,011
Ford Credit Floorplan Master Owner Trust:
Series 2015-5 Class A, 2.39% 8/15/22	25,466	25,159
Series 2017-2 Class A1, 2.16% 9/15/22	12,180	11,980
Series 2018-1 Class A1, 2.95% 5/15/23	11,000	10,962
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.24% 11/15/34 (a)(b)(c)	37	36
Class B, 1 month U.S. LIBOR + 0.280% 2.3427% 11/15/34 (a)(b)(c)	13	13
Class C, 1 month U.S. LIBOR + 0.380% 2.4427% 11/15/34 (a)(b)(c)	22	21
Class D, 1 month U.S. LIBOR + 0.750% 2.8127% 11/15/34 (a)(b)(c)	8	8
GM Financial Automobile Leasing Trust Series 2018-2 Class A3, 3.06% 6/21/21	5,898	5,902
GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3, 1.86% 12/16/21 (a)	11,672	11,526
GM Financial Securitized Term Automobile Recievables Trust 2.32% 7/18/22	5,240	5,182
GMF Floorplan Owner Revolving Trust:
Series 2016-1 Class A1, 1.96% 5/17/21 (a)	10,000	9,941
Series 2017-1 Class A1, 2.22% 1/18/22 (a)	9,903	9,804
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	10,641	10,645
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 3.7648% 6/25/34 (b)(c)	71	71
Honda Auto Receivables Owner Trust Series 2016-2 Class A3, 1.39% 4/15/20	2,469	2,458
Huntington Auto Trust Series 2016-1 Class A3, 1.59% 11/16/20	4,157	4,138
Hyundai Auto Receivables Trust:
Series 2015-C Class A3, 1.46% 2/18/20	2,052	2,049
Series 2018-A Class A3, 2.79% 7/15/22	7,041	7,017
Hyundai Floorplan Master Owner Trust Series 2016-1A Class A2, 1.81% 3/15/21 (a)	6,861	6,830
John Deere Owner Trust Series 2018-A Class A3, 2.66% 4/18/22	10,804	10,747
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(c)	359	281
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	13,952	13,962
Mercedes-Benz Auto Lease Trust Series 2018-A Class A3, 2.41% 2/16/21	9,711	9,662
Mercedes-Benz Master Owner Trust Series 2018-AA Class A, 1 month U.S. LIBOR + 0.260% 2.3227% 5/16/22 (a)(b)(c)	10,150	10,148
Nationstar HECM Loan Trust Series 2018-1A Class A, 2.76% 2/25/28 (a)	7,543	7,542
Navient Student Loan Trust Series 2016-6A Class A1, 1 month U.S. LIBOR + 0.480% 2.5436% 3/25/66 (a)(b)(c)	1,943	1,945
Nissan Auto Receivables Owner Trust Series 2016-B Class A3, 1.32% 1/15/21	5,471	5,428
Nissan Auto Receivables Trust Series 2016-C Class A3, 1.18% 1/15/21	9,921	9,828
Nissan Master Owner Trust Receivables Series 2016-A Class A2, 1.54% 6/15/21	7,141	7,073
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3098% 1/25/36 (b)(c)	845	845
Permanent Master Issuer PLC Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.7468% 7/15/58 (a)(b)(c)	15,000	14,954
Prosper Marketplace Issuance Trust:
Series 2017-2A Class A, 2.41% 9/15/23 (a)	3,067	3,063
Series 2017-3A Class A, 2.36% 11/15/23 (a)	3,662	3,649
Series 2018-1A Class A, 3.11% 6/17/24(a)	7,115	7,118
Series 2018-2A Class A, 3.35% 10/15/24 (a)	8,448	8,448
Santander Retail Auto Lease Trust:
Series 2017-A Class A3, 2.22% 1/20/21 (a)	11,959	11,850
Series 2018-A Class A3, 2.93% 5/20/21 (a)	9,389	9,361
Securitized Term Auto Receivables Trust:
Series 2016-1A Class A3, 1.524% 3/25/20 (a)	3,728	3,713
Series 2017-1A Class A3, 1.89% 8/25/20 (a)	9,581	9,539
Series 2017-2A Class A3, 2.04% 4/26/21 (a)	7,272	7,183
SLM Private Credit Student Loan Trust Series 2004-B Class C, 3 month U.S. LIBOR + 0.870% 3.2106% 9/15/33 (b)(c)	600	600
Synchrony Credit Card Master Note Trust Series 2016-1 Class A, 2.04% 3/15/22	9,550	9,520
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(c)	293	292
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (a)	7,445	7,423
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	6,583	6,602
Toyota Auto Receivables Owner Trust:
Series 2016-B Class A3, 1.3% 4/15/20	2,722	2,709
Series 2018-B Class A3, 2.96% 9/15/22	10,784	10,786
Toyota Auto Receivables Trust Series 2016-C Class A3, 1.14% 8/17/20	4,836	4,803
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8973% 4/6/42 (a)(b)(c)(d)	261	162
USAA Auto Owner Trust Series 2017-1 Class A3, 1.7% 5/17/21	4,166	4,130
Verizon Owner Trust:
Series 2016-1A Class A, 1.42% 1/20/21 (a)	10,558	10,504
Series 2016-2A Class A, 1.68% 5/20/21 (a)	13,878	13,771
Series 2017-2A Class A, 1.92% 12/20/21 (a)	7,409	7,314
Series 2017-3A Class A1A, 2.06% 4/20/22 (a)	12,364	12,181
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	6,448	6,457
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.500% 2.5827% 7/17/23 (a)(b)(c)	13,210	13,247
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (a)	10,267	10,273
World Omni Auto Receivables Trust Series 2016-A Class A3, 1.77% 9/15/21	972	966
TOTAL ASSET-BACKED SECURITIES
(Cost $885,005)		878,956

Collateralized Mortgage Obligations - 1.4%
Private Sponsor - 0.3%
Credit Suisse Mortgage Trust Series 2012-2R Class 1A1, 4.2666% 5/27/35 (a)(b)	1,705	1,701
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	7,194	7,123
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.5612% 10/15/54 (a)(b)(c)	6,447	6,441
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(c)	113	111
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(c)	8	8

TOTAL PRIVATE SPONSOR		15,384

U.S. Government Agency - 1.1%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 2.3648% 5/25/45 (b)(c)	13,654	13,655
sequential payer Series 2001-40 Class Z, 6% 8/25/31	292	317
Series 2016-27:
Class HK, 3% 1/25/41	11,929	11,787
Class KG, 3% 1/25/40	5,879	5,804
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 2.4148% 7/25/46 (b)(c)	14,899	14,960
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	1,384	1,436
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2015-H17 Class HA, 2.5% 5/20/65 (e)	7,097	7,060

TOTAL U.S. GOVERNMENT AGENCY		55,019

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $71,470)		70,403

Commercial Mortgage Securities - 3.6%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(f)	78	1
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	4,523	4,445
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.3398% 12/25/33 (a)(b)(c)	13	13
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(c)	1,209	1,136
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(c)	50	54
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(c)	385	359
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(c)	136	126
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(c)	171	157
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(c)	93	88
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(c)	93	75
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(c)	95	73
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.4948% 10/25/36 (a)(b)(c)	17	18
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(c)	675	627
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(c)	138	132
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(c)	129	126
Class M1, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	62	58
Class M2, 1 month U.S. LIBOR + 0.410% 2.4748% 7/25/37 (a)(b)(c)	35	32
Class M3, 1 month U.S. LIBOR + 0.490% 2.5548% 7/25/37 (a)(b)(c)	28	24
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(c)	175	164
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(c)	132	121
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(c)	141	127
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	228	197
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(c)	359	301
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(c)	135	131
Series 2007-4A Class A2, 1 month U.S. LIBOR + 0.550% 2.6148% 9/25/37 (a)(b)(c)	1,560	1,196
Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(d)(f)	11,149	0
BX Trust Series 2017-IMC Class A, 1 month U.S. LIBOR + 1.050% 3.1127% 10/15/32 (a)(b)(c)	8,686	8,697
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.8527% 7/15/32 (a)(b)(c)	9,099	9,099
Citigroup Commercial Mortgage Trust floater Series 2017-1500 Class A, 1 month U.S. LIBOR + 0.850% 2.9127% 7/15/32 (a)(b)(c)	8,384	8,461
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	8,793	8,788
Series 2014-CR18 Class ASB, 3.452% 7/15/47	15,681	15,777
Series 2012-CR4 Class ASB, 2.436% 10/15/45	6,235	6,155
Series 2014-CR15 Class A2, 2.928% 2/10/47	1,258	1,259
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A1, 1.5786% 11/15/49	3,477	3,419
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 2.8127% 7/15/32 (a)(b)(c)	12,462	12,466
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 1 month U.S. LIBOR + 1.300% 3.622% 12/15/34 (a)(b)(c)	2,920	2,921
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6 Class A3, 3.482% 1/10/45	6,436	6,488
Series 2017-GS8 Class A1, 2.222% 11/10/50	11,111	10,874
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A2, 2.9493% 11/15/47	7,490	7,488
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	5,174	5,219
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-C6 Class A3, 3.5074% 5/15/45	4,285	4,318
Lone Star Portfolio Trust floater Series 2015-LSP Class A1A2, 1 month U.S. LIBOR + 1.800% 3.8627% 9/15/28 (a)(b)(c)	635	635
Morgan Stanley BAML Trust Series 2016-C32 Class A1, 1.968% 12/15/49	3,695	3,622
RETL floater Series 2018-RVP Class A, 1 month U.S. LIBOR + 1.100% 3.1627% 3/15/33 (a)(b)(c)	8,662	8,692
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.8534% 4/10/46 (a)(b)(c)	8,034	8,157
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	8,429	8,377
Waldorf Astoria Boca Raton Trust floater Series 2016-BOCA Class A, 1 month U.S. LIBOR + 1.350% 3.4127% 6/15/29 (a)(b)(c)	7,734	7,743
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12 Class A1, 1.676% 7/15/46	668	667
Series 2016-LC25 Class A1, 1.795% 12/15/59	3,340	3,276
Wells Fargo Commercial Mtg Trust 2016-C sequential payer Series 2016-C37 Class A1, 1.944% 12/15/49	2,566	2,524
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.78% 6/15/46 (a)(b)(c)	8,546	8,572
sequential payer:
Series 2012-C9 Class ASB, 2.445% 11/15/45	2,690	2,660
Series 2013-C12 Class ASB, 2.838% 3/15/48	1,261	1,254
Series 2013-C14 Class ASB, 2.977% 6/15/46	8,711	8,685
Series 2014-C20 Class ASB, 3.638% 5/15/47	3,441	3,481
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $193,997)		189,555

Municipal Securities - 0.5%
Illinois Gen. Oblig. Series 2011, 5.877% 3/1/19	11,500	11,648
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22	15,510	15,131
TOTAL MUNICIPAL SECURITIES
(Cost $27,153)		26,779

Bank Notes - 1.8%
Citibank NA 2.1% 6/12/20	15,430	15,157
Discover Bank 3.1% 6/4/20	5,758	5,734
Fifth Third Bank 2.375% 4/25/19	7,425	7,418
Goldman Sachs Bank U.S.A. 3.2% 6/5/20	5,191	5,211
Huntington National Bank 2.375% 3/10/20	12,000	11,869
KeyBank NA:
2.25% 3/16/20	$3,604	$3,561
2.5% 12/15/19	4,770	4,745
PNC Bank NA 2.45% 11/5/20	10,000	9,856
SunTrust Bank 3.502% 8/2/22 (b)	8,508	8,510
Svenska Handelsbanken AB 3.35% 5/24/21	12,125	12,160
Wells Fargo Bank NA 2.6% 1/15/21	10,000	9,864
TOTAL BANK NOTES
(Cost $94,901)		94,085

Commercial Paper - 0.8%
Catholic Health Initiatives 2.85% 9/12/18	23,000	22,985
Suncor Energy, Inc. yankee:
2.63% 9/17/18	10,000	9,989
2.63% 9/17/18	10,633	10,622
TOTAL COMMERCIAL PAPER
(Cost $43,589)		43,596
	Shares	Value (000s)

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 1.97% (g)
(Cost $53,085)	53,072,106	53,083
	Maturity Amount (000s)	Value (000s)

Repurchase Agreements - 1.8%
With:
Mizuho Securities U.S.A., Inc. at 3.02%, dated:
8/6/18 due 2/1/19 (Collateralized by U.S. Treasury Obligations valued at $17,382,265, 8.50%, 2/15/20)	17,255	17,000
8/27/18 due 2/22/19 (Collateralized by U.S. Treasury Obligations valued at $34,703,281, 8.50%, 2/15/20)	34,511	33,999
Morgan Stanley & Co., Inc. at:
2.71%, dated 6/12/18 due 9/12/18 (Collateralized by Corporate Obligations valued at $20,536,211, 0.00% - 12.50%, 8/16/19 - 3/25/56)(b)(c)(h)	20,139	20,000
2.74%, dated 8/9/18 due 11/7/18 (Collateralized by Mortgage Loan Obligations valued at $24,511,418, 0.00% - 6.24%, 6/10/27 - 1/1/49)(b)(c)(h)	22,151	22,000
TOTAL REPURCHASE AGREEMENTS
(Cost $93,000)		92,999
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,295,939)		5,248,134
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,526
NET ASSETS - 100%		$5,249,660

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $857,463,000 or 16.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Level 3 security

 (e) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) The maturity amount is based on the rate at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$499
Total	$499

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$2,509,769	$--	$2,509,769	$--
U.S. Government and Government Agency Obligations	1,256,242	--	1,256,242	--
U.S. Government Agency - Mortgage Securities	32,667	--	32,667	--
Asset-Backed Securities	878,956	--	878,794	162
Collateralized Mortgage Obligations	70,403	--	70,403	--
Commercial Mortgage Securities	189,555	--	189,555	--
Municipal Securities	26,779	--	26,779	--
Bank Notes	94,085	--	94,085	--
Commercial Paper	43,596	--	43,596	--
Money Market Funds	53,083	53,083	--	--
Repurchase Agreements	92,999	--	92,999	--
Total Investments in Securities:	$5,248,134	$53,083	$5,194,889	$162

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
United Kingdom	3.2%
Canada	3.0%
Netherlands	1.7%
Japan	1.1%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value (including repurchase agreements of $92,999) — See accompanying schedule: Unaffiliated issuers (cost $5,242,854)	$5,195,051
Fidelity Central Funds (cost $53,085)	53,083
Total Investment in Securities (cost $5,295,939)		$5,248,134
Receivable for investments sold		47,549
Receivable for fund shares sold		6,868
Interest receivable		24,196
Distributions receivable from Fidelity Central Funds		62
Other receivables		76
Total assets		5,326,885
Liabilities
Payable for investments purchased	$58,233
Payable for fund shares redeemed	16,321
Distributions payable	521
Accrued management fee	1,338
Distribution and service plan fees payable	70
Other affiliated payables	666
Other payables and accrued expenses	76
Total liabilities		77,225
Net Assets		$5,249,660
Net Assets consist of:
Paid in capital		$5,328,280
Undistributed net investment income		5,173
Accumulated undistributed net realized gain (loss) on investments		(35,988)
Net unrealized appreciation (depreciation) on investments		(47,805)
Net Assets		$5,249,660
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($143,379 ÷ 16,817 shares)		$8.53
Maximum offering price per share (100/98.50 of $8.53)		$8.66
Class M:
Net Asset Value and redemption price per share ($70,127 ÷ 8,225 shares)		$8.53
Maximum offering price per share (100/98.50 of $8.53)		$8.66
Class C:
Net Asset Value and offering price per share ($52,221 ÷ 6,130 shares)(a)		$8.52
Short-Term Bond:
Net Asset Value, offering price and redemption price per share ($4,617,241 ÷ 541,799 shares)		$8.52
Class I:
Net Asset Value, offering price and redemption price per share ($366,692 ÷ 43,009 shares)		$8.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Interest		$118,666
Income from Fidelity Central Funds		499
Total income		119,165
Expenses
Management fee	$17,469
Transfer agent fees	6,105
Distribution and service plan fees	942
Fund wide operations fee	2,489
Independent trustees' fees and expenses	24
Commitment fees	16
Total expenses before reductions	27,045
Expense reductions	(5)
Total expenses after reductions		27,040
Net investment income (loss)		92,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,142)
Fidelity Central Funds	2
Total net realized gain (loss)		(30,140)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(53,972)
Fidelity Central Funds	(2)
Total change in net unrealized appreciation (depreciation)		(53,974)
Net gain (loss)		(84,114)
Net increase (decrease) in net assets resulting from operations		$8,011

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$92,125	$71,478
Net realized gain (loss)	(30,140)	(7,798)
Change in net unrealized appreciation (depreciation)	(53,974)	1,686
Net increase (decrease) in net assets resulting from operations	8,011	65,366
Distributions to shareholders from net investment income	(89,578)	(71,099)
Share transactions - net increase (decrease)	(837,458)	(631,874)
Total increase (decrease) in net assets	(919,025)	(637,607)
Net Assets
Beginning of period	6,168,685	6,806,292
End of period	$5,249,660	$6,168,685
Other Information
Undistributed net investment income end of period	$5,173	$5,324

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Fund Class A

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.123	.082	.009
Net realized and unrealized gain (loss)	(.114)	(.011)	(.001)C
Total from investment operations	.009	.071	.008
Distributions from net investment income	(.119)	(.081)	(.008)
Total distributions	(.119)	(.081)	(.008)
Net asset value, end of period	$8.53	$8.64	$8.65
Total ReturnD,E,F	.12%	.83%	.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%	.65%	.67%I
Expenses net of fee waivers, if any	.65%	.65%	.67%I
Expenses net of all reductions	.65%	.65%	.67%I
Net investment income (loss)	1.43%	.94%	.79%I
Supplemental Data
Net assets, end of period (in millions)	$143	$170	$208
Portfolio turnover rateJ	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class M

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.122	.081	.009
Net realized and unrealized gain (loss)	(.114)	(.011)	(.001)C
Total from investment operations	.008	.070	.008
Distributions from net investment income	(.118)	(.080)	(.008)
Total distributions	(.118)	(.080)	(.008)
Net asset value, end of period	$8.53	$8.64	$8.65
Total ReturnD,E,F	.10%	.81%	.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.66%	.70%I
Expenses net of fee waivers, if any	.67%	.66%	.70%I
Expenses net of all reductions	.66%	.66%	.70%I
Net investment income (loss)	1.42%	.93%	.76%I
Supplemental Data
Net assets, end of period (in millions)	$70	$81	$96
Portfolio turnover rateJ	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class C

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.049	.007	(.001)
Net realized and unrealized gain (loss)	(.123)	(.006)	.002
Total from investment operations	(.074)	.001	.001
Distributions from net investment income	(.046)	(.011)	(.001)
Total distributions	(.046)	(.011)	(.001)
Net asset value, end of period	$8.52	$8.64	$8.65
Total ReturnC,D,E	(.86)%	.02%	.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.51%	1.52%	1.53%H
Expenses net of fee waivers, if any	1.51%	1.52%	1.53%H
Expenses net of all reductions	1.51%	1.51%	1.53%H
Net investment income (loss)	.57%	.08%	(.07)%H
Supplemental Data
Net assets, end of period (in millions)	$52	$69	$84
Portfolio turnover rateI	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.58	$8.60	$8.55
Income from Investment Operations
Net investment income (loss)A	.140	.099	.087	.091	.082
Net realized and unrealized gain (loss)	(.123)	(.011)	.065	(.029)	.047
Total from investment operations	.017	.088	.152	.062	.129
Distributions from net investment income	(.137)	(.098)	(.082)	(.082)	(.079)
Total distributions	(.137)	(.098)	(.082)	(.082)	(.079)
Net asset value, end of period	$8.52	$8.64	$8.65	$8.58	$8.60
Total ReturnB	.20%	1.03%	1.79%	.72%	1.51%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.64%	1.15%	1.01%	1.06%	.96%
Supplemental Data
Net assets, end of period (in millions)	$4,617	$5,423	$5,894	$5,278	$6,386
Portfolio turnover rateE	56%	56%	138%F	83%G	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F The portfolio turnover rate does not include the assets acquired in the merger.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class I

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.135	.094	.011
Net realized and unrealized gain (loss)	(.113)	(.010)	(.001)C
Total from investment operations	.022	.084	.010
Distributions from net investment income	(.132)	(.094)	(.010)
Total distributions	(.132)	(.094)	(.010)
Net asset value, end of period	$8.53	$8.64	$8.65
Total ReturnD,E	.26%	.97%	.11%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.51%	.53%H
Expenses net of fee waivers, if any	.51%	.51%	.53%H
Expenses net of all reductions	.51%	.51%	.53%H
Net investment income (loss)	1.58%	1.09%	.94%H
Supplemental Data
Net assets, end of period (in millions)	$367	$425	$525
Portfolio turnover rateI	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short-Term Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $75 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,257
Gross unrealized depreciation	(49,460)
Net unrealized appreciation (depreciation)	$(43,203)
Tax Cost	$5,291,337

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$646
Capital loss carryforward	$(35,988)
Net unrealized appreciation (depreciation) on securities and other investments	$(43,203)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,266)
Long-term	(21,722)
Total capital loss carryforward	$(35,988)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$89,578	$ 71,099

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,712,327 and $2,169,358, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	$235	$14
Class M	-%	.15%	112	–(a)
Class C	.75%	.25%	595	–
			$942	$14

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class C(a)	$5

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond. FIIOC receives an asset-based fee of .10% of Short-Term Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$239.15
Class M	123.16
Class C	97.16
Short-Term Bond	5,017.10
Class I	629.16
	$6,105

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .04% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $59.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Class A	$2,173	$1,813
Class M	1,029	820
Class C	312	100
Short-Term Bond	79,866	63,840
Class I	6,198	4,526
Total	$89,578	$71,099

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Class A
Shares sold	6,960	9,700	$59,529	$83,639
Reinvestment of distributions	242	200	2,070	1,720
Shares redeemed	(10,079)	(14,224)	(86,176)	(122,498)
Net increase (decrease)	(2,877)	(4,324)	$(24,577)	$(37,139)
Class M
Shares sold	1,504	1,752	$12,850	$15,105
Reinvestment of distributions	114	90	978	773
Shares redeemed	(2,804)	(3,543)	(23,983)	(30,537)
Net increase (decrease)	(1,186)	(1,701)	$(10,155)	$(14,659)
Class C
Shares sold	1,293	1,760	$11,057	$15,170
Reinvestment of distributions	34	11	293	91
Shares redeemed	(3,197)	(3,492)	(27,333)	(30,078)
Net increase (decrease)	(1,870)	(1,721)	$(15,983)	$(14,817)
Short-Term Bond
Shares sold	114,004	198,258	$974,360	$1,708,616
Reinvestment of distributions	8,630	6,666	73,726	57,436
Shares redeemed	(208,562)	(258,839)	(1,782,560)	(2,231,685)
Net increase (decrease)	(85,928)	(53,915)	$(734,474)	$(465,633)
Class I
Shares sold	14,843	17,248	$127,129	$148,690
Reinvestment of distributions	679	488	5,802	4,206
Shares redeemed	(21,651)	(29,254)	(185,200)	(252,522)
Net increase (decrease)	(6,129)	(11,518)	$(52,269)	$(99,626)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Short Duration Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Class A	.65%
Actual		$1,000.00	$1,008.70	$3.29
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class M	.66%
Actual		$1,000.00	$1,008.60	$3.34
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class C	1.50%
Actual		$1,000.00	$1,003.20	$7.57
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Short-Term Bond	.45%
Actual		$1,000.00	$1,008.50	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,009.40	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 19.69% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $51,651,226 of distributions paid during the period January 1, 2018 to August 31,2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

STP-ANN-1018
1.703606.121

Fidelity® U.S. Bond Index Fund Institutional Class and Institutional Premium Class Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Institutional Class	(1.23)%	2.44%	3.57%
Institutional Premium Class	(1.22)%	2.45%	3.58%

 The initial offering of Institutional Class shares took place on May 4, 2011. Returns prior to May 4, 2011 are those of Investor Class.

 The initial offering of Institutional Premium Class shares took place on May 4, 2011. Returns prior to May 4, 2011 are those of Investor Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund - Institutional Class on August 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See above for additional information regarding the performance of Institutional Class.

Period Ending Values
$14,202	Fidelity® U.S. Bond Index Fund - Institutional Class
$14,380	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2018, the fund’s share classes retuned about -1.2% to -1.3%, nearly in line with, net of fees, the -1.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. During the 12 months, bond returns were hurt by rising interest rates and expectations for further policy interest rate increases amid concerns about inflation, as well as the Fed’s moves to begin reducing the $4.5 trillion in government securities it accumulated as part of the quantitative easing program it deployed to battle the recession and financial crisis a decade ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  In July, the Board of Trustees approved a proposal to consolidate the Fund’s publicly offered share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity U.S. Bond Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .025% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	71.3%
AAA	4.2%
AA	2.7%
A	9.4%
BBB	12.4%
BB and Below	0.6%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	25.0%
U.S. Government and U.S. Government Agency Obligations	71.3%
Asset-Backed Securities	0.4%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.7)%

 * Foreign investments - 7.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.0%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.0%
Automobiles - 0.3%
American Honda Finance Corp.:
1.65% 7/12/21	$7,950	$7,632
1.7% 9/9/21	4,500	4,316
2.125% 10/10/18	6,550	6,549
2.15% 3/13/20	8,550	8,438
2.25% 8/15/19	7,650	7,620
2.3% 9/9/26	5,000	4,551
Ford Motor Co. 4.75% 1/15/43	7,650	6,329
General Motors Co.:
5.2% 4/1/45	4,270	3,942
6.6% 4/1/36	5,840	6,269
6.75% 4/1/46	7,155	7,854
General Motors Financial Co., Inc.:
3.15% 1/15/20	6,630	6,633
3.25% 1/5/23	7,200	6,974
3.85% 1/5/28	7,000	6,507
4% 1/15/25	6,170	5,983
4% 10/6/26	3,680	3,509
4.3% 7/13/25	12,400	12,204
4.35% 1/17/27	8,000	7,801
4.375% 9/25/21	9,190	9,356
		122,467
Diversified Consumer Services - 0.1%
George Washington University 4.3% 9/15/44	2,000	2,089
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	4,750	4,710
3.75% 8/21/28	4,650	4,575
4.3% 2/21/48	4,970	4,829
Massachusetts Institute of Technology:
3.885% 7/1/2116	2,830	2,629
3.959% 7/1/38	4,725	4,866
Northwestern University 4.643% 12/1/44	3,350	3,780
President and Fellows of Harvard College:
3.3% 7/15/56	4,850	4,365
3.619% 10/1/37	1,000	990
Rice University 3.774% 5/15/55	1,900	1,801
Trustees of Princeton Univ. 5.7% 3/1/39	1,000	1,274
University Notre Dame du Lac 3.438% 2/15/45	3,330	3,134
University of Southern California 5.25% 10/1/2111	2,000	2,413
		41,455
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.75% 12/9/20	2,300	2,287
3.7% 1/30/26	16,870	16,791
4.45% 3/1/47	5,680	5,679
4.875% 12/9/45	5,430	5,662
6.3% 3/1/38	7,045	8,511
Metropolitan Museum of Art 3.4% 7/1/45	3,000	2,818
Starbucks Corp.:
2.45% 6/15/26	10,000	9,091
3.8% 8/15/25	6,950	6,945
3.85% 10/1/23	1,875	1,904
4% 11/15/28	7,000	7,010
4.5% 11/15/48	4,700	4,630
		71,328
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.:
2.4% 2/22/23	15,850	15,319
2.8% 8/22/24	6,480	6,283
3.15% 8/22/27	10,460	10,094
3.875% 8/22/37	5,060	4,995
4.05% 8/22/47	12,940	12,765
4.25% 8/22/57	6,640	6,631
4.8% 12/5/34	6,000	6,580
		62,667
Media - 0.9%
21st Century Fox America, Inc.:
3.7% 10/15/25	7,000	6,963
5.4% 10/1/43	3,875	4,433
5.65% 8/15/20	1,000	1,046
6.15% 3/1/37	3,955	4,811
6.15% 2/15/41	10,500	12,955
6.9% 3/1/19	2,110	2,152
6.9% 8/15/39	2,000	2,633
7.75% 12/1/45	3,160	4,654
AOL Time Warner, Inc. 2.95% 7/15/26	8,000	7,267
CBS Corp.:
3.375% 2/15/28	10,550	9,675
4% 1/15/26	6,000	5,867
4.6% 1/15/45	7,300	6,842
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	11,000	10,490
4.908% 7/23/25	7,980	8,137
5.75% 4/1/48	5,230	5,142
6.384% 10/23/35	13,450	14,373
6.484% 10/23/45	4,690	5,000
Comcast Corp.:
1.625% 1/15/22	10,500	9,958
2.35% 1/15/27	23,800	21,122
3.125% 7/15/22	3,000	2,979
3.15% 3/1/26	5,000	4,763
3.3% 2/1/27	11,910	11,431
3.375% 8/15/25	13,700	13,330
3.969% 11/1/47	5,200	4,707
4% 3/1/48	12,000	10,842
4.65% 7/15/42	9,000	8,947
4.75% 3/1/44	5,400	5,472
5.7% 7/1/19	8,500	8,703
6.4% 3/1/40	1,000	1,201
6.55% 7/1/39	3,000	3,654
6.95% 8/15/37	6,700	8,545
Discovery Communications LLC:
3.25% 4/1/23	2,338	2,271
4.875% 4/1/43	4,900	4,529
5.05% 6/1/20	3,200	3,296
5.2% 9/20/47	8,400	8,130
NBCUniversal, Inc. 6.4% 4/30/40	3,000	3,591
Time Warner Cable, Inc.:
4.5% 9/15/42	11,000	9,269
7.3% 7/1/38	4,000	4,648
8.75% 2/14/19	2,368	2,428
Time Warner, Inc.:
2.1% 6/1/19	3,000	2,986
3.55% 6/1/24	3,000	2,919
3.6% 7/15/25	6,340	6,080
3.8% 2/15/27	9,000	8,632
4% 1/15/22	1,000	1,014
4.65% 6/1/44	7,870	7,196
4.85% 7/15/45	3,000	2,802
Viacom, Inc.:
4.25% 9/1/23	7,775	7,819
4.375% 3/15/43	2,635	2,269
5.625% 9/15/19	1,000	1,025
Walt Disney Co.:
1.85% 5/30/19	1,500	1,491
1.85% 7/30/26	5,110	4,521
2.3% 2/12/21	4,740	4,661
2.55% 2/15/22	2,810	2,747
3% 7/30/46	4,500	3,719
3.15% 9/17/25	9,470	9,298
4.125% 6/1/44	5,700	5,639
5.5% 3/15/19	2,000	2,029
		343,103
Multiline Retail - 0.1%
Dollar Tree, Inc. 3.7% 5/15/23	8,700	8,637
Kohl's Corp. 4.75% 12/15/23	2,128	2,191
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	4,750	4,488
4.3% 2/15/43	4,750	3,574
Nordstrom, Inc.:
4% 3/15/27	4,510	4,410
5% 1/15/44	2,000	1,852
Target Corp.:
3.875% 7/15/20	3,000	3,058
3.9% 11/15/47	8,690	8,251
4% 7/1/42	7,000	6,856
		43,317
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 4.5% 12/1/23	3,750	3,841
AutoZone, Inc.:
3.125% 7/15/23	3,825	3,737
3.25% 4/15/25	4,000	3,826
3.7% 4/15/22	5,500	5,540
3.75% 6/1/27	5,804	5,630
Home Depot, Inc.:
2.25% 9/10/18	5,000	5,000
2.8% 9/14/27	5,000	4,715
3% 4/1/26	10,030	9,674
3.75% 2/15/24	6,725	6,882
3.9% 6/15/47	8,577	8,287
4.2% 4/1/43	1,575	1,594
4.25% 4/1/46	3,280	3,316
4.875% 2/15/44	2,875	3,184
5.875% 12/16/36	10,400	12,770
Lowe's Companies, Inc.:
3.7% 4/15/46	3,500	3,208
4.05% 5/3/47	11,500	11,216
4.625% 4/15/20	2,000	2,040
4.65% 4/15/42	6,500	6,838
O'Reilly Automotive, Inc. 3.85% 6/15/23	2,825	2,850
		104,148
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 3.375% 11/1/46	4,500	4,021

TOTAL CONSUMER DISCRETIONARY		792,506

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	2,825	2,731
2.65% 2/1/21	19,340	19,115
3.3% 2/1/23	10,250	10,169
3.65% 2/1/26	60,530	59,213
4.625% 2/1/44	5,750	5,649
4.7% 2/1/36	4,870	4,937
4.9% 2/1/46	18,180	18,476
Anheuser-Busch InBev Worldwide, Inc.:
2.5% 7/15/22	8,720	8,456
3.75% 1/15/22	8,000	8,127
4.439% 10/6/48	7,394	7,063
4.6% 4/15/48	18,750	18,416
8.2% 1/15/39	2,800	3,994
Constellation Brands, Inc.:
3.5% 5/9/27	10,000	9,455
3.7% 12/6/26	7,550	7,259
Dr. Pepper Snapple Group, Inc. 2% 1/15/20	2,850	2,804
Maple Escrow Subsidiary, Inc. 4.057% 5/25/23 (a)	15,000	15,085
Molson Coors Brewing Co.:
2.1% 7/15/21	4,900	4,721
3% 7/15/26	17,400	15,983
4.2% 7/15/46	13,230	11,760
PepsiCo, Inc.:
2.15% 10/14/20	12,000	11,830
2.25% 5/2/22	12,000	11,675
2.375% 10/6/26	6,750	6,203
3% 10/15/27	18,210	17,436
3.6% 8/13/42	3,000	2,802
4.25% 10/22/44	6,000	6,178
4.45% 4/14/46	5,800	6,125
4.875% 11/1/40	2,300	2,540
The Coca-Cola Co.:
1.55% 9/1/21	3,990	3,833
2.2% 5/25/22	15,000	14,572
2.875% 10/27/25	9,580	9,255
3.15% 11/15/20	3,700	3,725
		329,587
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.75% 5/18/24	6,000	5,847
Kroger Co.:
2.65% 10/15/26	2,850	2,565
3.5% 2/1/26	4,000	3,850
5.15% 8/1/43	2,725	2,723
Sysco Corp.:
3.3% 7/15/26	3,280	3,148
3.75% 10/1/25	5,700	5,657
Walgreen Co. 3.1% 9/15/22	2,850	2,802
Walgreens Boots Alliance, Inc.:
3.45% 6/1/26	5,000	4,764
4.65% 6/1/46	5,500	5,175
Walmart, Inc.:
3.3% 4/22/24	19,000	19,037
3.4% 6/26/23	9,360	9,472
3.7% 6/26/28	12,300	12,413
4.05% 6/29/48	7,680	7,720
4.3% 4/22/44	6,000	6,313
5.625% 4/1/40	2,000	2,469
5.625% 4/15/41	4,600	5,704
6.5% 8/15/37	8,275	11,015
		110,674
Food Products - 0.4%
Campbell Soup Co. 2.5% 8/2/22	4,750	4,493
ConAgra Foods, Inc. 3.2% 1/25/23	8,805	8,558
General Mills, Inc.:
2.2% 10/21/19	7,000	6,949
3.7% 10/17/23	13,950	13,949
4.2% 4/17/28	17,200	17,153
5.65% 2/15/19	13,501	13,669
H.J. Heinz Co.:
3% 6/1/26	13,000	11,854
4.375% 6/1/46	6,830	5,968
5% 7/15/35	3,500	3,451
5.2% 7/15/45	5,180	5,035
Kellogg Co.:
3.125% 5/17/22	1,875	1,854
3.25% 4/1/26	3,720	3,530
4.3% 5/15/28	6,000	6,054
Kraft Foods Group, Inc.:
3.5% 6/6/22	11,650	11,608
5% 6/4/42	2,825	2,710
The J.M. Smucker Co. 2.5% 3/15/20	5,700	5,652
Tyson Foods, Inc. 3.95% 8/15/24	7,575	7,601
Unilever Capital Corp.:
2% 7/28/26	2,000	1,794
2.2% 3/6/19	7,475	7,466
3.1% 7/30/25	2,900	2,832
		142,180
Household Products - 0.1%
Kimberly-Clark Corp.:
1.9% 5/22/19	8,325	8,284
2.4% 3/1/22	5,200	5,072
2.4% 6/1/23	8,000	7,689
3.2% 7/30/46	2,500	2,165
Procter & Gamble Co.:
1.9% 11/1/19	4,000	3,964
2.3% 2/6/22	4,700	4,597
2.85% 8/11/27	4,500	4,324
3.1% 8/15/23	10,000	10,010
		46,105
Personal Products - 0.0%
Colgate-Palmolive Co. 3.25% 3/15/24	10,000	10,027
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,869
3.875% 9/16/46	10,000	8,882
4.25% 8/9/42	9,780	9,113
Bat Capital Corp.:
2.764% 8/15/22 (a)	9,500	9,203
3.222% 8/15/24 (a)	10,300	9,847
3.557% 8/15/27 (a)	9,500	8,898
4.54% 8/15/47 (a)	16,740	15,444
Philip Morris International, Inc.:
1.875% 2/25/21	15,000	14,539
2.125% 5/10/23	3,100	2,925
2.75% 2/25/26	3,750	3,514
3.6% 11/15/23	3,671	3,694
3.875% 8/21/42	4,825	4,396
4.125% 3/4/43	10,000	9,417
4.5% 3/26/20	2,000	2,048
4.875% 11/15/43	6,000	6,226
6.375% 5/16/38	1,450	1,751
Reynolds American, Inc.:
4.45% 6/12/25	7,060	7,156
4.85% 9/15/23	1,800	1,877
5.85% 8/15/45	4,240	4,622
7.25% 6/15/37	7,220	9,060
		139,481

TOTAL CONSUMER STAPLES		778,054

ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Baker Hughes A Ge Co. LLC 5.125% 9/15/40	2,000	2,121
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	3,800	3,527
Halliburton Co.:
3.8% 11/15/25	10,380	10,359
5% 11/15/45	7,540	8,015
7.45% 9/15/39	1,500	2,008
		26,030
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.:
3.45% 7/15/24	5,000	4,848
4.85% 3/15/21	10,145	10,460
6.2% 3/15/40	2,000	2,254
6.45% 9/15/36	2,675	3,103
6.6% 3/15/46	4,650	5,596
Apache Corp. 5.1% 9/1/40	3,000	2,987
Boardwalk Pipelines LP 4.95% 12/15/24	4,750	4,849
BP Capital Markets PLC:
2.241% 9/26/18	4,775	4,775
2.315% 2/13/20	1,800	1,785
2.5% 11/6/22	3,000	2,906
2.521% 1/15/20	6,000	5,971
3.017% 1/16/27	9,500	9,021
3.062% 3/17/22	3,750	3,727
3.245% 5/6/22	7,750	7,735
3.279% 9/19/27	12,740	12,317
4.5% 10/1/20	2,000	2,057
4.75% 3/10/19	1,000	1,011
Canadian Natural Resources Ltd.:
3.9% 2/1/25	1,875	1,862
4.95% 6/1/47	6,400	6,706
6.25% 3/15/38	6,850	8,053
Cenovus Energy, Inc.:
3% 8/15/22	1,700	1,635
3.8% 9/15/23	1,750	1,719
4.25% 4/15/27	9,500	9,176
5.4% 6/15/47	9,400	9,316
6.75% 11/15/39	2,000	2,285
Chevron Corp.:
1.961% 3/3/20	8,625	8,522
2.1% 5/16/21	13,750	13,450
2.193% 11/15/19	11,400	11,332
2.954% 5/16/26	11,000	10,572
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	3,043	3,034
4.5% 6/1/25	3,325	3,358
ConocoPhillips Co.:
4.95% 3/15/26	24,550	26,543
5.95% 3/15/46	6,000	7,661
6.5% 2/1/39	7,529	9,761
DCP Midstream Operating LP 3.875% 3/15/23	3,775	3,681
Devon Energy Corp.:
3.25% 5/15/22	4,000	3,941
5% 6/15/45	3,500	3,530
5.6% 7/15/41	2,875	3,092
Ecopetrol SA:
5.375% 6/26/26	4,740	4,894
5.875% 5/28/45	3,800	3,767
7.375% 9/18/43	4,940	5,558
Enbridge Energy Partners LP 4.2% 9/15/21	8,700	8,791
Enbridge, Inc.:
3.5% 6/10/24	2,825	2,774
5.5% 12/1/46	14,490	16,249
Encana Corp.:
3.9% 11/15/21	4,900	4,939
6.5% 2/1/38	5,000	5,933
Energy Transfer Partners LP:
3.6% 2/1/23	8,550	8,429
4.15% 10/1/20	4,500	4,560
4.95% 6/15/28	9,430	9,620
5.15% 3/15/45	8,000	7,592
6% 6/15/48	9,853	10,457
Enterprise Products Operating LP:
3.7% 2/15/26	1,770	1,748
3.95% 2/15/27	25,880	25,890
4.05% 2/15/22	9,325	9,511
4.25% 2/15/48	3,800	3,574
4.85% 8/15/42	2,500	2,556
4.85% 3/15/44	5,000	5,115
4.9% 5/15/46	4,280	4,416
5.7% 2/15/42	2,000	2,257
7.55% 4/15/38	2,000	2,656
EOG Resources, Inc.:
4.15% 1/15/26	5,600	5,754
5.625% 6/1/19	1,000	1,021
Equinor ASA:
2.25% 11/8/19	8,000	7,954
3.7% 3/1/24	3,650	3,704
5.1% 8/17/40	2,000	2,283
Exxon Mobil Corp.:
2.726% 3/1/23	10,000	9,838
3.043% 3/1/26	8,330	8,127
3.567% 3/6/45	6,650	6,211
Hess Corp.:
3.5% 7/15/24	3,800	3,615
5.6% 2/15/41	3,400	3,443
Kinder Morgan Energy Partners LP:
2.65% 2/1/19	3,425	3,422
3.45% 2/15/23	12,200	12,028
3.5% 9/1/23	2,000	1,968
3.95% 9/1/22	7,000	7,073
5% 3/1/43	1,000	970
5.5% 3/1/44	6,997	7,146
5.625% 9/1/41	1,000	1,024
6.55% 9/15/40	3,000	3,384
Kinder Morgan, Inc.:
5.2% 3/1/48	4,000	3,985
5.3% 12/1/34	8,550	8,722
Magellan Midstream Partners LP:
4.25% 9/15/46	5,500	5,222
5% 3/1/26	3,000	3,188
6.55% 7/15/19	4,592	4,733
Marathon Oil Corp.:
3.85% 6/1/25	7,000	6,879
5.2% 6/1/45	5,000	5,257
Marathon Petroleum Corp.:
5.125% 3/1/21	1,000	1,040
6.5% 3/1/41	1,000	1,180
MPLX LP:
4.125% 3/1/27	9,450	9,245
4.7% 4/15/48	19,500	18,222
5.2% 3/1/47	6,120	6,105
Nexen, Inc. 5.875% 3/10/35	3,710	4,298
Noble Energy, Inc. 4.95% 8/15/47	13,800	13,458
Occidental Petroleum Corp.:
2.7% 2/15/23	6,000	5,839
3.125% 2/15/22	2,000	1,991
3.4% 4/15/26	3,400	3,367
4.1% 2/15/47	2,820	2,766
4.4% 4/15/46	5,100	5,237
ONEOK Partners LP 3.375% 10/1/22	5,000	4,939
ONEOK, Inc. 4.95% 7/13/47	5,850	5,839
Petro-Canada 6.8% 5/15/38	8,445	10,818
Petroleos Mexicanos:
3.5% 1/30/23	6,725	6,337
4.625% 9/21/23	10,420	10,241
4.875% 1/24/22	18,010	18,114
5.35% 2/12/28 (a)	9,680	9,031
5.5% 6/27/44	2,748	2,272
5.625% 1/23/46	5,680	4,680
6.35% 2/12/48 (a)	16,400	14,555
6.375% 1/23/45	10,400	9,317
6.5% 3/13/27	17,020	17,231
6.75% 9/21/47	13,236	12,252
Phillips 66 Co.:
4.875% 11/15/44	1,000	1,034
5.875% 5/1/42	9,500	10,946
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	7,200	6,922
4.65% 10/15/25	12,250	12,389
4.9% 2/15/45	1,900	1,772
5.75% 1/15/20	1,000	1,030
6.65% 1/15/37	2,795	3,129
Shell International Finance BV:
1.75% 9/12/21	6,500	6,264
2.125% 5/11/20	8,300	8,205
2.375% 8/21/22	3,000	2,918
3.25% 5/11/25	4,160	4,103
4% 5/10/46	4,000	3,926
4.375% 5/11/45	13,300	13,708
6.375% 12/15/38	4,200	5,452
Spectra Energy Partners LP:
2.95% 9/25/18	2,877	2,878
3.375% 10/15/26	16,310	15,444
4.75% 3/15/24	4,825	5,000
Suncor Energy, Inc.:
4% 11/15/47	5,000	4,694
6.85% 6/1/39	2,000	2,565
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	7,520	7,202
5.3% 4/1/44	5,800	5,566
5.4% 10/1/47	5,500	5,378
The Williams Companies, Inc.:
4.55% 6/24/24	5,675	5,792
5.75% 6/24/44	1,900	2,043
Total Capital International SA:
2.1% 6/19/19	4,275	4,259
2.7% 1/25/23	1,900	1,853
2.75% 6/19/21	6,000	5,960
2.875% 2/17/22	4,175	4,139
3.75% 4/10/24	2,000	2,035
TransCanada PipeLines Ltd.:
2.5% 8/1/22	5,000	4,821
4.875% 1/15/26	5,000	5,252
4.875% 5/15/48	4,920	5,052
6.1% 6/1/40	6,700	7,697
Transcontinental Gas Pipe Line Co. LLC:
4.45% 8/1/42	7,750	7,389
4.6% 3/15/48 (a)	4,000	3,929
Valero Energy Corp. 6.625% 6/15/37	5,420	6,548
Western Gas Partners LP:
4% 7/1/22	3,000	2,986
4.5% 3/1/28	7,000	6,873
5.3% 3/1/48	7,000	6,669
Williams Partners LP:
3.35% 8/15/22	2,800	2,755
3.75% 6/15/27	23,360	22,404
3.9% 1/15/25	3,525	3,487
		953,710

TOTAL ENERGY		979,740

FINANCIALS - 8.1%
Banks - 4.4%
Australia & New Zealand Banking Group Ltd. 3.7% 11/16/25	6,640	6,638
Bank of America Corp.:
2.503% 10/21/22	9,000	8,656
2.6% 1/15/19	545	545
2.625% 4/19/21	7,000	6,889
2.65% 4/1/19	17,925	17,932
3.004% 12/20/23 (b)	10,595	10,314
3.248% 10/21/27	3,750	3,522
3.366% 1/23/26 (b)	10,600	10,235
3.419% 12/20/28 (b)	18,125	17,079
3.593% 7/21/28 (b)	11,100	10,624
3.705% 4/24/28 (b)	8,800	8,508
3.864% 7/23/24 (b)	24,300	24,412
4% 4/1/24	4,864	4,942
4% 1/22/25	6,000	5,931
4.1% 7/24/23	7,000	7,175
4.183% 11/25/27	5,150	5,030
4.2% 8/26/24	8,500	8,540
4.25% 10/22/26	4,000	3,971
4.271% 7/23/29 (b)	18,010	18,132
4.443% 1/20/48 (b)	15,250	15,225
4.45% 3/3/26	13,000	13,028
5% 1/21/44	5,370	5,803
Bank of Montreal 2.375% 1/25/19	3,700	3,697
Bank of Nova Scotia:
4.375% 1/13/21	1,000	1,026
4.5% 12/16/25	15,880	16,085
Barclays PLC:
2.75% 11/8/19	10,000	9,947
3.25% 1/12/21	7,500	7,414
4.337% 1/10/28	5,600	5,360
4.375% 1/12/26	5,000	4,884
4.836% 5/9/28	9,600	9,117
4.95% 1/10/47	6,000	5,656
5.25% 8/17/45	5,600	5,537
BB&T Corp. 2.75% 4/1/22	8,870	8,712
BNP Paribas 2.375% 5/21/20	11,600	11,451
BPCE SA:
2.25% 1/27/20	4,000	3,945
2.5% 7/15/19	12,100	12,045
4% 4/15/24	2,000	2,027
Branch Banking & Trust Co. 3.8% 10/30/26	3,000	2,998
Capital One NA:
2.25% 9/13/21	9,000	8,673
2.4% 9/5/19	7,000	6,964
Citigroup, Inc.:
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (b)(c)	11,250	10,607
2.35% 8/2/21	21,100	20,527
2.5% 9/26/18	750	750
2.5% 7/29/19	7,400	7,384
2.55% 4/8/19	3,700	3,697
2.75% 4/25/22	14,590	14,218
3.142% 1/24/23 (b)	23,000	22,669
3.668% 7/24/28 (b)	7,580	7,252
3.7% 1/12/26	11,130	10,869
3.887% 1/10/28 (b)	4,500	4,382
4.125% 7/25/28	15,440	14,963
4.4% 6/10/25	4,000	4,008
4.6% 3/9/26	6,000	6,054
4.75% 5/18/46	7,870	7,759
5.3% 5/6/44	2,000	2,127
5.5% 9/13/25	5,000	5,326
5.875% 1/30/42	1,675	1,957
8.125% 7/15/39	8,000	11,491
Citizens Bank NA 2.65% 5/26/22	20,380	19,718
Citizens Financial Group, Inc.:
2.375% 7/28/21	4,359	4,216
4.3% 12/3/25	1,891	1,883
Comerica, Inc. 3.8% 7/22/26	3,650	3,549
Commonwealth Bank of Australia 2.3% 3/12/20	7,550	7,471
Corporacion Andina de Fomento 4.375% 6/15/22	14,100	14,536
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	12,530	12,534
3.8% 6/9/23	20,000	19,875
4.55% 4/17/26	8,500	8,604
4.875% 5/15/45	5,000	5,129
Credit Suisse New York Branch:
3% 10/29/21	3,000	2,968
3.625% 9/9/24	3,425	3,397
Discover Bank:
3.45% 7/27/26	12,750	11,991
4.2% 8/8/23	7,000	7,063
Export-Import Bank of Korea:
2.875% 1/21/25	7,600	7,174
5% 4/11/22	6,170	6,464
Fifth Third Bancorp:
2.6% 6/15/22	7,480	7,242
3.5% 3/15/22	1,650	1,654
8.25% 3/1/38	2,079	2,868
HSBC Holdings PLC:
2.65% 1/5/22	21,000	20,434
3.4% 3/8/21	10,600	10,601
3.9% 5/25/26	11,000	10,821
4.25% 8/18/25	5,600	5,562
4.375% 11/23/26	28,700	28,465
4.875% 1/14/22	10,100	10,533
5.1% 4/5/21	2,800	2,917
5.25% 3/14/44	4,600	4,817
6.5% 9/15/37	10,500	12,533
HSBC U.S.A., Inc.:
2.25% 6/23/19	6,625	6,604
2.625% 9/24/18	7,500	7,501
3.5% 6/23/24	7,000	6,924
Huntington Bancshares, Inc.:
2.3% 1/14/22	18,000	17,323
3.15% 3/14/21	9,500	9,457
Japan Bank International Cooperation:
1.75% 5/29/19	15,100	14,989
1.875% 7/21/26	3,800	3,440
2.125% 2/10/25	2,000	1,871
2.25% 11/4/26	5,230	4,848
2.375% 11/16/22	11,486	11,122
2.75% 1/21/26	3,170	3,060
2.875% 6/1/27	7,600	7,366
3.125% 7/20/21	3,948	3,951
3.25% 7/20/28	9,000	8,974
JPMorgan Chase & Co.:
2.25% 1/23/20	8,875	8,785
2.35% 1/28/19	23,000	22,992
2.776% 4/25/23 (b)	5,000	4,872
2.95% 10/1/26	25,230	23,610
3.25% 9/23/22	4,000	3,977
3.3% 4/1/26	9,000	8,678
3.375% 5/1/23	1,900	1,869
3.54% 5/1/28 (b)	17,000	16,306
3.559% 4/23/24 (b)	10,000	9,951
3.797% 7/23/24 (b)	13,850	13,897
3.875% 9/10/24	7,725	7,675
3.882% 7/24/38 (b)	4,500	4,195
3.964% 11/15/48 (b)	9,400	8,642
4.005% 4/23/29 (b)	9,460	9,362
4.125% 12/15/26	5,875	5,865
4.203% 7/23/29 (b)	18,740	18,802
4.35% 8/15/21	2,000	2,060
4.5% 1/24/22	13,000	13,474
4.625% 5/10/21	1,500	1,553
4.85% 2/1/44	5,000	5,284
4.95% 6/1/45	2,550	2,686
5.5% 10/15/40	5,700	6,480
5.6% 7/15/41	1,500	1,740
5.625% 8/16/43	5,000	5,689
6.3% 4/23/19	10,000	10,231
KeyBank NA 3.4% 5/20/26	5,000	4,775
KeyCorp. 2.9% 9/15/20	5,800	5,765
Lloyds Bank PLC:
3.5% 5/14/25	8,600	8,466
4.344% 1/9/48	15,000	13,196
4.65% 3/24/26	8,600	8,500
Lloyds Banking Group PLC 3.1% 7/6/21	10,000	9,889
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	5,000	4,815
2.998% 2/22/22	9,200	9,045
3.85% 3/1/26	6,580	6,560
3.961% 3/2/28	22,000	22,041
Mizuho Financial Group, Inc.:
2.953% 2/28/22	8,600	8,433
3.549% 3/5/23	12,000	11,949
National Australia Bank Ltd. 2.5% 5/22/22	10,000	9,654
Nordic Investment Bank 2.125% 2/1/22	3,800	3,702
Oesterreichische Kontrollbank 2.375% 10/1/21	4,725	4,655
Osterreichische Kontrollbank AG:
1.125% 4/26/19	3,300	3,270
2.875% 9/7/21	4,205	4,203
PNC Bank NA:
2.6% 7/21/20	6,680	6,625
2.625% 2/17/22	12,000	11,741
PNC Financial Services Group, Inc. 3.9% 4/29/24	5,650	5,664
PNC Funding Corp. 6.7% 6/10/19	2,500	2,575
Rabobank (Netherlands) NV:
3.95% 11/9/22	5,300	5,315
4.5% 1/11/21	1,000	1,028
5.25% 5/24/41	3,000	3,438
Rabobank Nederland:
3.75% 7/21/26	19,250	18,359
4.375% 8/4/25	6,000	5,981
Rabobank Nederland New York Branch:
2.75% 1/10/23	17,000	16,474
3.375% 5/21/25	3,750	3,698
Regions Financial Corp.:
2.75% 8/14/22	7,580	7,350
3.2% 2/8/21	22,090	22,004
Royal Bank of Canada:
2.15% 3/6/20	6,575	6,499
2.75% 2/1/22	13,000	12,788
4.65% 1/27/26	12,990	13,353
Royal Bank of Scotland Group PLC:
3.875% 9/12/23	3,800	3,703
4.8% 4/5/26	6,600	6,690
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	10,920	10,611
Societe Generale SA 2.625% 10/1/18	3,750	3,751
Sumitomo Mitsui Banking Corp.:
2.25% 7/11/19	5,725	5,700
2.45% 1/16/20	5,000	4,954
3.4% 7/11/24	5,725	5,650
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	15,000	14,565
2.778% 10/18/22	7,550	7,309
2.784% 7/12/22	10,490	10,217
2.846% 1/11/22	10,600	10,387
3.102% 1/17/23	9,000	8,825
SunTrust Banks, Inc.:
2.35% 11/1/18	3,000	3,000
2.5% 5/1/19	2,000	1,999
3.3% 5/15/26	7,600	7,236
Svenska Handelsbanken AB 2.5% 1/25/19	11,750	11,751
Synchrony Bank 3% 6/15/22	7,000	6,738
The Toronto-Dominion Bank 2.5% 12/14/20	14,020	13,824
U.S. Bancorp:
2.625% 1/24/22	13,875	13,607
3.1% 4/27/26	9,000	8,578
4.125% 5/24/21	3,000	3,072
Wells Fargo & Co.:
2.1% 7/26/21	10,000	9,665
2.6% 7/22/20	7,640	7,570
2.625% 7/22/22	14,780	14,304
3% 10/23/26	20,330	18,991
3.3% 9/9/24	4,625	4,526
3.45% 2/13/23	3,675	3,621
3.55% 9/29/25	4,240	4,158
3.9% 5/1/45	4,760	4,429
4.1% 6/3/26	3,225	3,202
4.4% 6/14/46	7,140	6,712
4.48% 1/16/24	3,816	3,928
4.75% 12/7/46	16,000	15,846
4.9% 11/17/45	2,770	2,797
5.375% 11/2/43	1,850	1,984
5.606% 1/15/44	11,380	12,714
Westpac Banking Corp.:
2% 8/19/21	8,580	8,274
2.3% 5/26/20	3,000	2,959
2.5% 6/28/22	25,430	24,548
2.85% 5/13/26	4,750	4,450
4.875% 11/19/19	3,700	3,787
Zions Bancorp. 4.5% 6/13/23	207	210
		1,678,485
Capital Markets - 1.5%
Affiliated Managers Group, Inc. 3.5% 8/1/25	4,750	4,623
Bank New York Mellon Corp.:
2.6% 2/7/22	10,000	9,793
2.8% 5/4/26	5,630	5,342
2.95% 1/29/23	15,000	14,737
BlackRock, Inc.:
3.5% 3/18/24	2,900	2,932
4.25% 5/24/21	6,500	6,714
Brighthouse Financial, Inc. 4.7% 6/22/47	9,500	7,941
Deutsche Bank AG 4.5% 4/1/25	3,000	2,806
Deutsche Bank AG New York Branch:
2.95% 8/20/20	9,800	9,637
3.3% 11/16/22	9,200	8,743
4.1% 1/13/26	21,800	20,846
Eaton Vance Corp. 3.625% 6/15/23	2,825	2,835
Franklin Resources, Inc. 2.85% 3/30/25	3,800	3,621
Goldman Sachs Group, Inc.:
2.35% 11/15/21	27,450	26,607
2.55% 10/23/19	11,000	10,959
2.625% 1/31/19	12,850	12,848
3% 4/26/22	16,720	16,426
3.2% 2/23/23	23,170	22,759
3.5% 1/23/25	5,000	4,866
3.625% 1/22/23	9,000	8,992
3.75% 2/25/26	5,820	5,698
3.85% 7/8/24	3,800	3,790
3.85% 1/26/27	30,240	29,422
4.25% 10/21/25	5,000	4,973
4.75% 10/21/45	15,780	16,014
5.25% 7/27/21	4,500	4,723
5.75% 1/24/22	4,300	4,597
5.95% 1/15/27	15,000	16,553
6% 6/15/20	1,650	1,728
6.75% 10/1/37	14,860	17,933
IntercontinentalExchange, Inc.:
2.5% 10/15/18	4,675	4,675
3.75% 12/1/25	5,750	5,784
3.75% 9/21/28	9,330	9,308
4% 10/15/23	3,750	3,849
Lazard Group LLC 4.25% 11/14/20	2,650	2,698
Merrill Lynch & Co., Inc. 7.75% 5/14/38	4,175	5,681
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.45% 4/22/39 (b)(c)	7,560	7,535
2.375% 7/23/19	7,550	7,522
2.5% 1/24/19	6,000	5,999
2.625% 11/17/21	17,380	16,972
2.65% 1/27/20	11,000	10,939
2.75% 5/19/22	12,000	11,699
3.125% 1/23/23	36,200	35,575
3.125% 7/27/26	5,600	5,232
3.591% 7/22/28 (b)	8,500	8,092
3.7% 10/23/24	6,000	5,948
3.75% 2/25/23	6,775	6,818
3.875% 4/29/24	14,680	14,753
3.875% 1/27/26	5,250	5,177
3.95% 4/23/27	19,030	18,331
3.971% 7/22/38 (b)	6,250	5,850
4.3% 1/27/45	2,000	1,926
4.375% 1/22/47	11,100	10,862
5.5% 7/28/21	3,400	3,596
5.625% 9/23/19	2,000	2,056
5.75% 1/25/21	5,000	5,279
6.375% 7/24/42	2,900	3,611
7.25% 4/1/32	1,000	1,279
7.3% 5/13/19	3,000	3,092
State Street Corp. 2.65% 5/19/26	7,550	7,089
The Bank of New York Mellon Corp.:
2.6% 8/17/20	9,400	9,329
5.45% 5/15/19	2,000	2,039
Thomson Reuters Corp.:
3.35% 5/15/26	7,000	6,540
4.7% 10/15/19	4,000	4,066
		568,659
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	9,450	9,303
3.65% 7/21/27	4,500	4,168
3.875% 1/23/28	15,700	14,712
4.45% 10/1/25	9,850	9,851
4.5% 5/15/21	14,100	14,339
4.625% 7/1/22	9,450	9,667
American Express Co.:
2.5% 8/1/22	12,560	12,092
4.05% 12/3/42	6,975	6,922
Capital One Bank U.S.A. NA 3.375% 2/15/23	2,424	2,371
Capital One Financial Corp.:
3.2% 1/30/23	13,920	13,580
3.75% 7/28/26	9,750	9,150
3.75% 3/9/27	23,200	22,129
3.8% 1/31/28	13,000	12,371
4.75% 7/15/21	4,000	4,140
Caterpillar Financial Services Corp.:
1.7% 8/9/21	9,390	9,064
2% 3/5/20	3,900	3,852
2.1% 6/9/19	1,600	1,594
2.25% 12/1/19	6,600	6,565
2.4% 8/9/26	2,850	2,618
2.85% 6/1/22	4,000	3,952
Discover Financial Services 5.2% 4/27/22	1,000	1,040
Ford Motor Credit Co. LLC:
2.375% 3/12/19	2,425	2,416
2.875% 10/1/18	1,575	1,575
3.2% 1/15/21	3,600	3,534
3.219% 1/9/22	3,500	3,380
3.336% 3/18/21	4,250	4,164
3.815% 11/2/27	10,630	9,561
4.134% 8/4/25	7,000	6,608
4.25% 9/20/22	1,800	1,785
4.375% 8/6/23	4,000	3,952
4.389% 1/8/26	3,290	3,118
5.875% 8/2/21	11,375	11,881
Synchrony Financial:
2.7% 2/3/20	8,000	7,918
3% 8/15/19	5,675	5,665
3.7% 8/4/26	4,723	4,279
Toyota Motor Credit Corp.:
1.9% 4/8/21	2,000	1,943
2.1% 1/17/19	6,000	5,991
2.125% 7/18/19	10,400	10,359
2.15% 3/12/20	6,750	6,682
2.6% 1/11/22	8,000	7,861
2.7% 1/11/23	10,000	9,762
2.75% 5/17/21	2,600	2,580
		288,494
Diversified Financial Services - 1.0%
AB Svensk Exportkredit 1.25% 4/12/19	7,540	7,484
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	11,870	12,019
5.75% 1/15/40	5,000	6,049
Berkshire Hathaway, Inc.:
3.125% 3/15/26	11,500	11,182
4.5% 2/11/43	2,000	2,110
Brixmor Operating Partnership LP:
3.25% 9/15/23	4,690	4,510
3.9% 3/15/27	5,640	5,402
4.125% 6/15/26	7,550	7,373
Broadcom Corp./Broadcom Cayman LP:
3% 1/15/22	12,250	11,944
3.5% 1/15/28	7,000	6,320
3.875% 1/15/27	8,100	7,573
GE Capital International Funding Co.:
2.342% 11/15/20	5,694	5,577
3.373% 11/15/25	10,000	9,675
4.418% 11/15/35	20,239	19,472
General Electric Capital Corp.:
4.65% 10/17/21	2,005	2,087
5.875% 1/14/38	4,474	5,107
6.875% 1/10/39	1,146	1,446
ING U.S., Inc. 5.7% 7/15/43	3,750	4,204
International Finance Corp. 2.25% 1/25/21	1,870	1,846
KfW:
1.5% 2/6/19	4,200	4,185
1.5% 4/20/20	2,825	2,770
1.5% 6/15/21	29,860	28,799
1.75% 10/15/19	15,575	15,427
1.875% 4/1/19	16,930	16,877
1.875% 6/30/20	5,670	5,582
2% 5/2/25	3,825	3,606
2.125% 3/7/22	8,182	7,973
2.125% 1/17/23	12,000	11,610
2.375% 12/29/22	17,739	17,342
2.5% 11/20/24	10,425	10,154
2.75% 10/1/20	4,175	4,172
2.875% 4/3/28	15,360	15,232
4% 1/27/20	3,000	3,053
4.875% 6/17/19	25,000	25,457
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	8,500	7,754
2.5% 11/15/27	8,840	8,459
Svensk Exportkredit AB 2.375% 3/9/22	5,600	5,486
Voya Financial, Inc. 3.65% 6/15/26	15,789	15,223
		340,541
Insurance - 0.5%
ACE INA Holdings, Inc.:
3.35% 5/3/26	4,220	4,144
4.35% 11/3/45	4,000	4,154
5.9% 6/15/19	3,000	3,072
AFLAC, Inc. 4% 10/15/46	3,780	3,595
Allstate Corp.:
3.28% 12/15/26	4,720	4,588
4.2% 12/15/46	7,560	7,490
American International Group, Inc.:
3.375% 8/15/20	5,775	5,789
3.75% 7/10/25	2,850	2,788
3.875% 1/15/35	2,700	2,449
3.9% 4/1/26	3,770	3,699
4.2% 4/1/28	10,000	9,931
4.5% 7/16/44	8,875	8,457
4.75% 4/1/48	4,000	3,950
4.875% 6/1/22	9,000	9,430
6.4% 12/15/20	2,900	3,101
Aon PLC:
3.5% 6/14/24	2,000	1,961
4% 11/27/23	3,000	3,056
4.6% 6/14/44	1,600	1,597
4.75% 5/15/45	5,880	5,963
Baylor Scott & White Holdings 3.967% 11/15/46	2,500	2,440
Hartford Financial Services Group, Inc.:
4.4% 3/15/48	9,710	9,533
5.125% 4/15/22	4,750	5,011
Lincoln National Corp. 3.625% 12/12/26	6,000	5,816
Marsh & McLennan Companies, Inc.:
2.35% 9/10/19	3,850	3,831
2.35% 3/6/20	4,750	4,689
2.55% 10/15/18	5,800	5,797
3.5% 6/3/24	1,900	1,888
4.05% 10/15/23	6,775	6,912
4.2% 3/1/48	4,870	4,804
4.35% 1/30/47	2,800	2,830
MetLife, Inc.:
4.6% 5/13/46	2,000	2,051
4.721% 12/15/44 (b)	5,000	5,198
5.875% 2/6/41	2,400	2,853
Principal Financial Group, Inc. 4.3% 11/15/46	8,000	7,770
Progressive Corp. 2.45% 1/15/27	4,740	4,341
Prudential Financial, Inc.:
3.878% 3/27/28	6,400	6,416
3.905% 12/7/47	550	505
3.935% 12/7/49	10,719	9,856
4.418% 3/27/48	6,350	6,418
5.7% 12/14/36	380	440
7.375% 6/15/19	3,000	3,106
The Chubb Corp. 6.5% 5/15/38	3,510	4,567
The Travelers Companies, Inc.:
4.3% 8/25/45	1,460	1,479
6.25% 6/15/37	8,350	10,524
		208,289

TOTAL FINANCIALS		3,084,468

HEALTH CARE - 2.6%
Biotechnology - 0.4%
AbbVie, Inc.:
2.3% 5/14/21	2,730	2,661
2.5% 5/14/20	7,100	7,034
2.9% 11/6/22	5,700	5,560
3.6% 5/14/25	9,000	8,785
4.3% 5/14/36	6,260	6,021
4.4% 11/6/42	4,775	4,469
4.45% 5/14/46	7,000	6,610
4.7% 5/14/45	8,980	8,763
Amgen, Inc.:
2.2% 5/22/19	11,425	11,390
2.6% 8/19/26	10,500	9,599
3.125% 5/1/25	2,000	1,922
3.875% 11/15/21	9,600	9,765
4.4% 5/1/45	4,000	3,871
4.663% 6/15/51	12,474	12,438
Celgene Corp.:
2.875% 8/15/20	3,000	2,985
3.875% 8/15/25	9,500	9,362
4.35% 11/15/47	5,500	5,022
4.55% 2/20/48	5,000	4,719
5% 8/15/45	4,300	4,263
Gilead Sciences, Inc.:
2.55% 9/1/20	4,740	4,698
3.65% 3/1/26	6,180	6,118
4.15% 3/1/47	12,440	11,851
4.75% 3/1/46	11,000	11,436
		159,342
Health Care Equipment & Supplies - 0.4%
Abbott Laboratories:
2.9% 11/30/21	11,350	11,227
3.75% 11/30/26	12,300	12,195
4.75% 11/30/36	4,500	4,787
4.9% 11/30/46	10,400	11,301
Becton, Dickinson & Co.:
2.675% 12/15/19	5,854	5,824
3.7% 6/6/27	6,740	6,454
4.685% 12/15/44	13,900	13,642
Boston Scientific Corp. 4% 3/1/28	20,000	19,901
Danaher Corp. 2.4% 9/15/20	7,361	7,273
Medtronic Global Holdings SCA 3.35% 4/1/27	14,650	14,398
Medtronic, Inc.:
2.5% 3/15/20	22,100	21,957
4.625% 3/15/45	12,925	13,827
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	11,380	10,971
		153,757
Health Care Providers & Services - 0.9%
Aetna, Inc.:
4.125% 6/1/21	7,000	7,136
4.125% 11/15/42	4,411	4,114
Anthem, Inc.:
3.65% 12/1/27	23,000	21,904
4.375% 12/1/47	4,500	4,200
Cardinal Health, Inc. 4.368% 6/15/47	13,890	12,131
Catholic Health Initiatives 4.35% 11/1/42	2,000	1,881
Childrens Hosp Medical Ctr 4.268% 5/15/44	3,320	3,437
Cigna Corp. 4% 2/15/22	4,600	4,661
CVS Health Corp.:
2.25% 8/12/19	3,750	3,730
2.8% 7/20/20	8,400	8,342
2.875% 6/1/26	7,500	6,885
3.7% 3/9/23	21,075	21,018
3.875% 7/20/25	4,660	4,601
4.1% 3/25/25	17,150	17,170
4.3% 3/25/28	23,900	23,720
4.875% 7/20/35	3,100	3,139
5.05% 3/25/48	27,400	27,768
5.125% 7/20/45	8,810	8,992
5.3% 12/5/43	4,391	4,627
Express Scripts Holding Co.:
2.25% 6/15/19	3,800	3,785
3% 7/15/23	10,000	9,586
4.5% 2/25/26	11,660	11,773
4.8% 7/15/46	7,600	7,314
6.125% 11/15/41	3,000	3,318
Express Scripts, Inc. 7.25% 6/15/19	2,000	2,066
Humana, Inc. 4.95% 10/1/44	2,500	2,616
Kaiser Foundation Hospitals 4.875% 4/1/42	1,800	2,038
McKesson Corp.:
3.796% 3/15/24	5,000	4,970
4.883% 3/15/44	5,000	5,029
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	3,000	3,073
New York & Presbyterian Hospital:
4.024% 8/1/45	3,500	3,490
4.063% 8/1/56	2,630	2,604
NYU Hospitals Center 4.784% 7/1/44	7,600	8,166
Partners Healthcare System, Inc. 4.117% 7/1/55	3,500	3,394
UnitedHealth Group, Inc.:
1.625% 3/15/19	4,878	4,854
2.3% 12/15/19	8,625	8,573
2.7% 7/15/20	6,000	5,983
2.875% 12/15/21	2,575	2,553
3.375% 4/15/27	5,400	5,284
3.5% 6/15/23	8,900	8,958
3.75% 7/15/25	3,500	3,535
3.75% 10/15/47	9,560	8,919
3.85% 6/15/28	11,610	11,727
4.2% 1/15/47	3,600	3,594
4.375% 3/15/42	11,800	12,167
4.75% 7/15/45	1,670	1,806
WellPoint, Inc.:
3.3% 1/15/23	2,000	1,981
4.625% 5/15/42	2,600	2,519
4.65% 1/15/43	2,000	1,959
		347,090
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	4,670	4,547
4.15% 2/1/24	4,379	4,480
5.3% 2/1/44	5,820	6,489
		15,516
Pharmaceuticals - 0.9%
Actavis Funding SCS:
3% 3/12/20	27,100	27,026
3.45% 3/15/22	18,025	17,886
3.8% 3/15/25	8,820	8,736
4.55% 3/15/35	6,650	6,520
4.75% 3/15/45	6,330	6,289
Allergan PLC 3.25% 10/1/22	3,000	2,941
AstraZeneca PLC:
4.375% 11/16/45	7,540	7,510
6.45% 9/15/37	3,250	4,067
Bayer U.S. Finance II LLC:
2.125% 7/15/19 (a)	7,458	7,412
2.75% 7/15/21 (a)	6,357	6,190
2.85% 4/15/25 (a)	3,825	3,505
3.95% 4/15/45 (a)	1,390	1,190
Bristol-Myers Squibb Co. 3.25% 8/1/42	2,800	2,479
Eli Lilly & Co. 3.95% 5/15/47	5,500	5,509
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	7,218	9,269
Johnson & Johnson:
1.65% 3/1/21	3,770	3,662
2.45% 3/1/26	5,590	5,285
3.4% 1/15/38	9,330	8,798
3.5% 1/15/48	6,000	5,611
3.625% 3/3/37	4,000	3,918
4.5% 12/5/43	6,625	7,292
4.85% 5/15/41	4,260	4,901
Merck & Co., Inc.:
1.85% 2/10/20	9,000	8,893
2.4% 9/15/22	2,000	1,950
3.6% 9/15/42	2,000	1,917
3.7% 2/10/45	6,400	6,181
3.875% 1/15/21	1,000	1,022
5% 6/30/19	5,970	6,086
Mylan NV:
3.15% 6/15/21	2,000	1,970
3.95% 6/15/26	2,830	2,684
5.2% 4/15/48 (a)	3,000	2,803
5.25% 6/15/46	3,300	3,087
Novartis Capital Corp.:
2.4% 5/17/22	11,600	11,295
2.4% 9/21/22	3,750	3,637
3% 11/20/25	10,470	10,120
3.1% 5/17/27	5,890	5,683
3.7% 9/21/42	2,825	2,742
4% 11/20/45	5,240	5,282
Perrigo Co. PLC 3.5% 3/15/21	1,686	1,675
Perrigo Finance PLC:
4.375% 3/15/26	3,100	3,036
4.9% 12/15/44	2,268	2,100
Pfizer, Inc.:
3% 12/15/26	6,700	6,501
4% 12/15/36	9,500	9,661
4.125% 12/15/46	3,290	3,330
4.4% 5/15/44	4,190	4,375
7.2% 3/15/39	5,400	7,494
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	11,340	10,958
2.875% 9/23/23	9,450	9,019
3.2% 9/23/26	39,180	36,490
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	14,100	13,184
2.8% 7/21/23	11,370	10,061
Zoetis, Inc.:
3.25% 2/1/23	5,000	4,937
3.95% 9/12/47	2,000	1,850
4.7% 2/1/43	1,300	1,334
		357,353

TOTAL HEALTH CARE		1,033,058

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	5,800	5,788
3.375% 5/15/23	9,500	9,543
3.75% 5/15/28	9,400	9,535
Lockheed Martin Corp.:
3.55% 1/15/26	7,600	7,549
4.09% 9/15/52	9,558	9,111
Northrop Grumman Corp.:
3.25% 1/15/28	8,400	7,960
3.85% 4/15/45	1,875	1,713
4.03% 10/15/47	18,830	17,598
4.75% 6/1/43	4,000	4,139
Raytheon Co.:
3.125% 10/15/20	2,000	2,007
3.15% 12/15/24	8,900	8,840
4.875% 10/15/40	1,000	1,137
Rockwell Collins, Inc.:
2.8% 3/15/22	8,500	8,297
4.35% 4/15/47	6,600	6,398
The Boeing Co.:
2.125% 3/1/22	3,760	3,651
2.5% 3/1/25	4,600	4,326
2.8% 3/1/23	4,940	4,875
3.625% 3/1/48	4,000	3,791
3.65% 3/1/47	2,760	2,623
6% 3/15/19	1,000	1,018
6.875% 3/15/39	3,300	4,594
United Technologies Corp.:
2.3% 5/4/22	10,000	9,629
2.65% 11/1/26	4,800	4,359
3.1% 6/1/22	2,875	2,840
3.65% 8/16/23	19,480	19,543
3.75% 11/1/46	3,850	3,400
4.05% 5/4/47	2,330	2,159
4.125% 11/16/28	14,710	14,702
4.5% 4/15/20	4,000	4,091
4.5% 6/1/42	7,380	7,306
4.625% 11/16/48	7,000	7,067
5.7% 4/15/40	2,000	2,275
		201,864
Air Freight & Logistics - 0.1%
FedEx Corp.:
2.3% 2/1/20	11,350	11,267
3.2% 2/1/25	3,820	3,741
3.9% 2/1/35	5,900	5,576
4.4% 1/15/47	8,000	7,576
4.55% 4/1/46	1,500	1,470
United Parcel Service, Inc.:
2.4% 11/15/26	7,500	6,899
3.4% 11/15/46	2,650	2,347
3.75% 11/15/47	6,180	5,743
6.2% 1/15/38	2,500	3,137
		47,756
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	2,499	2,567
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	7,192	6,859
Continental Airlines, Inc. 4% 10/29/24	3,631	3,651
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 12/1/27	638	624
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	8,951	8,555
		22,256
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
2.9% 7/1/26	4,220	3,936
3.2% 3/15/25	11,275	10,934
3.95% 5/15/28	10,500	10,544
5.5% 9/15/19	4,000	4,103
Waste Management, Inc.:
2.4% 5/15/23	5,300	5,077
2.9% 9/15/22	6,675	6,567
		41,161
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	5,725	5,586
4% 11/2/32	1,900	1,902
4.15% 11/2/42	1,900	1,822
Fortive Corp. 2.35% 6/15/21	6,600	6,412
General Electric Capital Corp. 6.15% 8/7/37	544	637
		16,359
Industrial Conglomerates - 0.2%
3M Co.:
2% 6/26/22	4,000	3,859
2.875% 10/15/27	4,000	3,817
3.125% 9/19/46	2,760	2,379
Covidien International Finance SA 3.2% 6/15/22	2,150	2,140
Danaher Corp. 4.375% 9/15/45	2,370	2,470
General Electric Co.:
3.375% 3/11/24	5,500	5,444
4.5% 3/11/44	30,370	29,389
Honeywell International, Inc.:
2.5% 11/1/26	7,160	6,657
3.812% 11/21/47	1,400	1,357
Roper Technologies, Inc.:
2.05% 10/1/18	5,675	5,673
2.8% 12/15/21	6,610	6,487
3.8% 12/15/26	8,500	8,313
		77,985
Machinery - 0.4%
Caterpillar Financial Services Corp.:
2.4% 6/6/22	10,000	9,729
3.45% 5/15/23	14,000	14,105
Caterpillar, Inc.:
2.6% 6/26/22	6,000	5,879
3.803% 8/15/42	2,500	2,409
5.3% 9/15/35	7,000	8,097
Deere & Co. 5.375% 10/16/29	1,000	1,144
Ingersoll-Rand Luxembourg Finance SA:
2.625% 5/1/20	5,093	5,049
4.65% 11/1/44	6,000	6,110
John Deere Capital Corp.:
1.95% 12/13/18	4,825	4,819
1.95% 3/4/19	9,600	9,581
2.05% 3/10/20	7,675	7,581
2.25% 4/17/19	10,250	10,223
2.55% 1/8/21	10,401	10,290
2.65% 6/24/24	10,460	10,050
2.65% 6/10/26	5,000	4,684
2.7% 1/6/23	10,000	9,767
2.8% 1/27/23	5,000	4,912
2.8% 3/6/23	3,250	3,190
2.8% 9/8/27	7,000	6,570
Parker Hannifin Corp.:
3.25% 3/1/27	5,650	5,488
4.1% 3/1/47	5,660	5,640
		145,317
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp. 4.7% 10/1/19	5,000	5,097
Burlington Northern Santa Fe LLC:
3% 3/15/23	2,800	2,765
3.05% 3/15/22	10,000	9,940
3.25% 6/15/27	7,500	7,351
3.9% 8/1/46	4,640	4,430
4.05% 6/15/48	6,000	5,837
4.125% 6/15/47	2,850	2,840
4.15% 4/1/45	1,700	1,689
4.375% 9/1/42	4,500	4,646
4.55% 9/1/44	3,000	3,141
4.9% 4/1/44	4,000	4,409
Canadian National Railway Co.:
2.85% 12/15/21	5,000	4,954
3.2% 8/2/46	3,300	2,873
CSX Corp.:
3.25% 6/1/27	5,000	4,753
3.4% 8/1/24	4,625	4,588
3.8% 11/1/46	5,720	5,193
3.95% 5/1/50	3,575	3,251
4.1% 3/15/44	6,775	6,408
Norfolk Southern Corp.:
3% 4/1/22	7,500	7,418
3.25% 12/1/21	5,000	4,989
3.65% 8/1/25	12,000	12,019
3.95% 10/1/42	1,900	1,785
4.65% 1/15/46	3,260	3,403
Union Pacific Corp.:
2.75% 3/1/26	6,660	6,232
3% 4/15/27	5,000	4,757
3.35% 8/15/46	4,720	4,015
3.6% 9/15/37	3,300	3,044
3.799% 10/1/51	2,800	2,497
4.5% 9/10/48	9,400	9,577
		143,901
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	9,420	9,059
2.75% 1/15/23	10,000	9,536
3.375% 6/1/21	14,024	13,941
3.75% 2/1/22	3,820	3,831
		36,367

TOTAL INDUSTRIALS		732,966

INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	10,100	9,778
2.2% 9/20/23	7,510	7,183
2.5% 9/20/26	5,000	4,651
3.5% 6/15/25	4,270	4,306
4.45% 1/15/20	2,000	2,045
4.95% 2/15/19	3,479	3,517
5.9% 2/15/39	12,416	15,500
		46,980
Electronic Equipment & Components - 0.2%
Corning, Inc. 4.75% 3/15/42	5,000	5,055
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	17,160	17,451
6.02% 6/15/26 (a)	16,140	17,098
8.35% 7/15/46 (a)	5,890	7,212
Tyco Electronics Group SA:
2.35% 8/1/19	5,000	4,979
2.375% 12/17/18	3,000	2,998
3.45% 8/1/24	3,650	3,587
7.125% 10/1/37	2,475	3,336
		61,716
Internet Software & Services - 0.0%
Alphabet, Inc.:
1.998% 8/15/26	2,300	2,091
3.625% 5/19/21	3,780	3,861
		5,952
IT Services - 0.2%
IBM Corp.:
2.5% 1/27/22	7,800	7,624
3.625% 2/12/24	10,000	10,111
4.7% 2/19/46	4,950	5,444
7.625% 10/15/18	13,000	13,076
IBM Credit LLC 2.2% 9/8/22	9,000	8,637
MasterCard, Inc. 3.8% 11/21/46	3,800	3,721
Visa, Inc.:
2.2% 12/14/20	5,700	5,619
2.75% 9/15/27	11,920	11,211
3.15% 12/14/25	9,010	8,821
4.3% 12/14/45	6,640	6,968
		81,232
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	12,920	13,127
Intel Corp.:
2.35% 5/11/22	17,000	16,559
3.3% 10/1/21	15,000	15,155
3.734% 12/8/47	3,267	3,059
4.1% 5/19/46	7,000	6,997
4.1% 5/11/47	2,400	2,409
Qualcomm, Inc.:
2.6% 1/30/23	7,500	7,210
4.3% 5/20/47	10,100	9,468
Texas Instruments, Inc.:
1.75% 5/1/20	3,800	3,738
4.15% 5/15/48	4,000	4,056
		81,778
Software - 0.7%
Microsoft Corp.:
1.55% 8/8/21	20,160	19,418
2.4% 2/6/22	28,000	27,503
2.7% 2/12/25	17,175	16,577
3.45% 8/8/36	6,100	5,816
3.625% 12/15/23	26,150	26,691
3.7% 8/8/46	16,730	16,121
3.95% 8/8/56	5,000	4,932
4.1% 2/6/37	17,740	18,424
4.2% 6/1/19	2,000	2,026
4.25% 2/6/47	6,980	7,356
4.45% 11/3/45	12,570	13,614
5.3% 2/8/41	1,500	1,789
Oracle Corp.:
1.9% 9/15/21	8,400	8,129
2.25% 10/8/19	4,725	4,705
2.5% 5/15/22	9,600	9,400
2.625% 2/15/23	10,000	9,754
2.65% 7/15/26	9,000	8,399
2.95% 5/15/25	5,000	4,849
3.25% 11/15/27	17,100	16,562
3.4% 7/8/24	4,725	4,707
3.85% 7/15/36	10,130	9,834
4% 7/15/46	9,800	9,420
4% 11/15/47	5,000	4,806
4.125% 5/15/45	3,000	2,948
4.3% 7/8/34	3,875	3,988
5.375% 7/15/40	12,500	14,387
		272,155
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
2.1% 5/6/19	6,475	6,460
2.1% 9/12/22	8,500	8,195
2.15% 2/9/22	5,000	4,857
2.25% 2/23/21	15,000	14,789
2.3% 5/11/22	8,000	7,806
2.4% 1/13/23	30,000	29,148
2.45% 8/4/26	20,600	19,139
2.7% 5/13/22	6,650	6,588
2.9% 9/12/27	14,050	13,331
3% 11/13/27	10,000	9,588
3.2% 5/13/25	10,490	10,381
3.2% 5/11/27	5,570	5,416
3.75% 11/13/47	6,975	6,607
3.85% 5/4/43	13,000	12,533
4.25% 2/9/47	2,500	2,583
4.375% 5/13/45	4,690	4,895
4.5% 2/23/36	9,260	10,002
4.65% 2/23/46	5,650	6,154
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (b)	7,130	7,178
4.9% 10/15/25 (b)	9,750	10,048
6.2% 10/15/35 (b)	3,890	4,020
6.35% 10/15/45 (b)	1,880	1,938
HP, Inc.:
4.3% 6/1/21	2,780	2,850
6% 9/15/41	1,500	1,534
Xerox Corp.:
2.75% 3/15/19	5,000	4,995
4.5% 5/15/21	4,000	4,035
5.625% 12/15/19	1,000	1,027
		216,097

TOTAL INFORMATION TECHNOLOGY		765,910

MATERIALS - 0.7%
Chemicals - 0.4%
Air Products & Chemicals, Inc. 4.375% 8/21/19	1,000	1,016
E.I. du Pont de Nemours & Co.:
3.625% 1/15/21	5,000	5,066
4.15% 2/15/43	4,000	3,736
4.625% 1/15/20	3,000	3,068
Eastman Chemical Co. 4.65% 10/15/44	3,000	2,928
Ecolab, Inc.:
2.25% 1/12/20	3,775	3,735
2.7% 11/1/26	6,600	6,150
3.95% 12/1/47	3,329	3,210
5.5% 12/8/41	408	481
LYB International Finance BV:
4% 7/15/23	5,625	5,662
4.875% 3/15/44	5,850	5,883
LYB International Finance II BV 3.5% 3/2/27	9,470	9,000
LyondellBasell Industries NV:
4.625% 2/26/55	3,740	3,510
5% 4/15/19	1,000	1,008
Nutrien Ltd.:
4% 12/15/26	11,400	11,088
4.875% 3/30/20	1,500	1,532
5.25% 1/15/45	3,500	3,658
5.625% 12/1/40	1,800	1,955
Praxair, Inc.:
2.2% 8/15/22	2,000	1,929
2.45% 2/15/22	4,650	4,544
3.2% 1/30/26	6,340	6,229
3.55% 11/7/42	2,000	1,870
Sherwin-Williams Co.:
2.75% 6/1/22	4,740	4,613
3.45% 6/1/27	10,730	10,220
4.5% 6/1/47	8,530	8,194
The Dow Chemical Co.:
3% 11/15/22	4,900	4,798
4.125% 11/15/21	7,700	7,855
4.375% 11/15/42	4,875	4,606
8.55% 5/15/19	2,358	2,448
9.4% 5/15/39	3,000	4,608
The Mosaic Co.:
4.05% 11/15/27	5,760	5,594
4.25% 11/15/23	10,888	11,037
5.625% 11/15/43	3,750	3,828
Westlake Chemical Corp. 5% 8/15/46	2,000	2,020
		157,079
Containers & Packaging - 0.1%
Bemis Co., Inc. 6.8% 8/1/19	3,000	3,102
International Paper Co.:
3.65% 6/15/24	4,725	4,702
3.8% 1/15/26	2,880	2,840
4.4% 8/15/47	3,800	3,496
4.75% 2/15/22	11,500	11,947
5.15% 5/15/46	1,810	1,851
		27,938
Metals & Mining - 0.2%
Barrick Gold Corp. 5.25% 4/1/42	4,500	4,664
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	5,759	5,693
5% 9/30/43	3,000	3,355
Newmont Mining Corp. 5.125% 10/1/19	1,000	1,020
Nucor Corp.:
4% 8/1/23	3,000	3,069
5.2% 8/1/43	4,000	4,415
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	21,300	21,456
7.125% 7/15/28	2,000	2,519
Southern Copper Corp.:
3.875% 4/23/25	3,670	3,569
5.25% 11/8/42	5,775	5,800
Vale Overseas Ltd.:
4.375% 1/11/22	11,400	11,459
5.875% 6/10/21	8,220	8,639
Vale SA 5.625% 9/11/42	6,600	6,749
		82,407

TOTAL MATERIALS		267,424

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	3,788	3,760
3.9% 6/15/23	5,650	5,704
American Tower Corp.:
3.4% 2/15/19	7,475	7,490
3.55% 7/15/27	8,550	8,075
Boston Properties, Inc.:
2.75% 10/1/26	7,000	6,405
3.125% 9/1/23	1,900	1,861
4.125% 5/15/21	2,100	2,143
DDR Corp. 4.625% 7/15/22	1,900	1,953
Duke Realty LP:
3.625% 4/15/23	2,750	2,737
3.75% 12/1/24	5,750	5,699
ERP Operating LP:
2.375% 7/1/19	5,750	5,732
3% 4/15/23	1,875	1,839
3.25% 8/1/27	12,984	12,481
4.625% 12/15/21	5,700	5,909
Federal Realty Investment Trust 3% 8/1/22	4,750	4,667
HCP, Inc.:
3.4% 2/1/25	8,000	7,642
3.875% 8/15/24	7,575	7,453
Health Care REIT, Inc. 3.75% 3/15/23	8,660	8,636
Kimco Realty Corp.:
3.8% 4/1/27	4,000	3,861
4.125% 12/1/46	10,000	8,945
4.45% 9/1/47	5,180	4,869
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	8,000	7,997
4.5% 1/15/25	8,010	7,929
4.5% 4/1/27	9,500	9,220
Simon Property Group LP:
2.625% 6/15/22	7,930	7,739
3.375% 12/1/27	14,000	13,538
4.125% 12/1/21	3,200	3,282
Ventas Realty LP:
3.125% 6/15/23	6,315	6,146
3.25% 10/15/26	3,500	3,253
3.5% 2/1/25	4,000	3,858
3.85% 4/1/27	9,500	9,205
4% 3/1/28	9,000	8,808
4.125% 1/15/26	1,450	1,440
4.375% 2/1/45	3,000	2,793
Weingarten Realty Investors 3.5% 4/15/23	3,800	3,753
Welltower, Inc. 4.95% 9/1/48	10,000	10,098
		216,920
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,800	3,791
CBRE Group, Inc. 4.875% 3/1/26	5,700	5,920
Digital Realty Trust LP 3.7% 8/15/27	8,000	7,680
Liberty Property LP:
3.25% 10/1/26	4,660	4,373
3.375% 6/15/23	2,775	2,730
3.75% 4/1/25	4,750	4,659
4.4% 2/15/24	7,425	7,577
4.75% 10/1/20	1,000	1,025
Mack-Cali Realty LP:
3.15% 5/15/23	4,700	4,160
4.5% 4/18/22	4,210	4,110
Tanger Properties LP:
3.75% 12/1/24	6,500	6,293
3.875% 7/15/27	6,200	5,869
		58,187

TOTAL REAL ESTATE		275,107

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.45% 6/30/20	5,360	5,289
2.8% 2/17/21	9,000	8,897
3.4% 5/15/25	9,270	8,807
3.8% 3/15/22	10,000	10,083
4.125% 2/17/26	27,320	26,976
4.35% 6/15/45	24,760	21,182
4.5% 3/9/48	9,570	8,262
4.55% 3/9/49	183	159
4.75% 5/15/46	10,300	9,291
4.9% 8/15/37 (a)	25,430	24,310
5.15% 11/15/46 (a)	843	801
5.15% 2/15/50 (a)	24,040	22,397
5.55% 8/15/41	7,300	7,279
5.8% 2/15/19	4,000	4,053
5.875% 10/1/19	2,905	2,994
6.35% 3/15/40	1,000	1,085
6.375% 3/1/41	6,850	7,479
British Telecommunications PLC 9.625% 12/15/30 (b)	4,515	6,443
Orange SA:
5.375% 7/8/19	4,000	4,085
5.5% 2/6/44	3,000	3,323
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	13,400	13,030
5.213% 3/8/47	6,550	6,444
5.462% 2/16/21	2,700	2,827
5.877% 7/15/19	2,000	2,050
7.045% 6/20/36	2,600	3,152
Verizon Communications, Inc.:
2.625% 8/15/26	23,130	20,947
3.5% 11/1/24	3,000	2,965
4.125% 3/16/27	7,000	7,033
4.272% 1/15/36	24,278	22,883
4.4% 11/1/34	3,775	3,645
4.75% 11/1/41	1,000	971
5.012% 4/15/49	11,779	11,815
5.012% 8/21/54	12,557	12,230
5.25% 3/16/37	15,500	16,384
5.5% 3/16/47	26,880	28,982
6.55% 9/15/43	12,516	15,042
		353,595
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
3.125% 7/16/22	5,275	5,173
6.125% 11/15/37	8,365	9,755
Rogers Communications, Inc.:
2.9% 11/15/26	2,500	2,315
3.625% 12/15/25	2,000	1,972
4.1% 10/1/23	4,825	4,936
5.45% 10/1/43	5,775	6,382
Vodafone Group PLC:
2.5% 9/26/22	3,000	2,888
2.95% 2/19/23	6,900	6,703
3.75% 1/16/24	10,340	10,252
4.375% 5/30/28	13,940	13,822
5.25% 5/30/48	15,300	15,389
		79,587

TOTAL TELECOMMUNICATION SERVICES		433,182

UTILITIES - 1.7%
Electric Utilities - 1.1%
Alabama Power Co.:
3.7% 12/1/47	5,890	5,441
3.75% 3/1/45	1,000	935
4.15% 8/15/44	4,650	4,583
4.3% 7/15/48	5,880	5,956
5.2% 6/1/41	3,850	4,259
AmerenUE 3.9% 9/15/42	3,700	3,633
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,903
Appalachian Power Co. 4.45% 6/1/45	6,000	6,191
Baltimore Gas & Electric Co.:
3.35% 7/1/23	2,850	2,831
3.5% 8/15/46	2,500	2,256
Carolina Power & Light Co. 2.8% 5/15/22	4,350	4,287
CenterPoint Energy Houston Electric LLC 3.55% 8/1/42	1,900	1,760
Cleco Corporate Holdings LLC 3.743% 5/1/26	5,660	5,369
Cleveland Electric Illuminating Co. 8.875% 11/15/18	2,000	2,023
Commonwealth Edison Co.:
3.1% 11/1/24	10,000	9,719
3.4% 9/1/21	1,000	1,003
3.65% 6/15/46	2,860	2,662
3.7% 3/1/45	3,100	2,900
3.75% 8/15/47	6,150	5,814
4% 3/1/48	6,830	6,708
Detroit Edison Co. 2.65% 6/15/22	8,000	7,816
Duke Energy Carolinas LLC:
2.95% 12/1/26	6,000	5,750
3.75% 6/1/45	2,000	1,877
4% 9/30/42	3,750	3,669
Duke Energy Corp.:
1.8% 9/1/21	15,460	14,812
2.65% 9/1/26	13,350	12,141
3.75% 4/15/24	6,000	6,024
3.75% 9/1/46	9,130	8,167
3.95% 10/15/23	2,443	2,472
4.8% 12/15/45	2,790	2,923
Duke Energy Progress, Inc.:
4.15% 12/1/44	1,800	1,805
4.375% 3/30/44	2,000	2,072
Edison International 2.95% 3/15/23	8,190	7,861
Entergy Corp.:
2.95% 9/1/26	4,700	4,347
4% 7/15/22	6,640	6,761
Eversource Energy:
2.9% 10/1/24	8,550	8,164
3.35% 3/15/26	6,610	6,373
Exelon Corp.:
3.95% 6/15/25	7,830	7,865
5.1% 6/15/45	1,100	1,170
FirstEnergy Corp. 3.9% 7/15/27	8,500	8,347
Florida Power & Light Co.:
3.125% 12/1/25	5,100	5,000
3.25% 6/1/24	4,725	4,684
4.05% 10/1/44	5,419	5,460
4.125% 6/1/48	12,300	12,537
Florida Power Corp. 3.4% 10/1/46	2,500	2,209
Indiana Michigan Power Co. 3.2% 3/15/23	2,775	2,748
Northern States Power Co.:
3.4% 8/15/42	2,000	1,834
4.125% 5/15/44	4,500	4,554
NSTAR Electric Co. 3.2% 5/15/27	7,650	7,410
Pacific Gas & Electric Co.:
2.45% 8/15/22	4,000	3,769
2.95% 3/1/26	6,800	6,157
3.75% 8/15/42	5,900	5,113
4% 12/1/46	1,350	1,203
5.4% 1/15/40	4,000	4,273
PacifiCorp:
3.6% 4/1/24	4,000	4,023
6% 1/15/39	6,193	7,718
Potomac Electric Power Co. 6.5% 11/15/37	3,806	4,891
PPL Capital Funding, Inc.:
3.1% 5/15/26	8,000	7,493
3.4% 6/1/23	2,675	2,625
4.2% 6/15/22	2,000	2,035
4.7% 6/1/43	1,800	1,823
PPL Electric Utilities Corp. 4.15% 10/1/45	3,500	3,521
Progress Energy, Inc.:
4.875% 12/1/19	1,700	1,741
6% 12/1/39	5,200	6,323
Public Service Co. of Colorado:
2.9% 5/15/25	11,000	10,542
3.8% 6/15/47	4,630	4,417
Public Service Electric & Gas Co.:
3.65% 9/1/42	2,825	2,668
4% 6/1/44	5,000	4,916
Puget Sound Energy, Inc. 4.3% 5/20/45	6,410	6,643
Southern California Edison Co. 4% 4/1/47	10,000	9,561
Southern Co.:
2.35% 7/1/21	6,600	6,403
3.25% 7/1/26	11,000	10,348
4.4% 7/1/46	7,320	7,026
Tampa Electric Co. 6.15% 5/15/37	6,260	7,542
Virginia Electric & Power Co.:
3.1% 5/15/25	4,000	3,867
3.45% 2/15/24	2,750	2,741
3.8% 4/1/28	14,910	15,057
3.8% 9/15/47	8,210	7,594
4.2% 5/15/45	2,400	2,364
4.45% 2/15/44	2,750	2,798
5% 6/30/19	5,000	5,089
6% 5/15/37	2,000	2,440
Wisconsin Electric Power Co. 4.25% 6/1/44	4,700	4,742
Wisconsin Power & Light Co. 5% 7/15/19	1,000	1,019
Xcel Energy, Inc.:
2.6% 3/15/22	13,900	13,556
3.35% 12/1/26	3,000	2,906
		446,032
Gas Utilities - 0.1%
AGL Capital Corp. 3.95% 10/1/46	13,520	12,300
Southern California Gas Co. 2.6% 6/15/26	13,230	12,300
		24,600
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	8,660	8,447
4.75% 6/15/46	5,210	5,206
		13,653
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	10,000	9,557
3.8% 7/15/48	10,000	9,125
4.5% 2/1/45	6,650	6,723
5.15% 11/15/43	1,650	1,817
CenterPoint Energy, Inc. 2.5% 9/1/22	14,859	14,292
CMS Energy Corp. 4.875% 3/1/44	5,000	5,348
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,860	2,734
4.45% 6/15/20	2,000	2,046
4.45% 3/15/44	8,000	8,286
4.5% 5/15/58	9,480	9,581
5.5% 12/1/39	2,500	2,907
Consolidated Edison, Inc. 2% 5/15/21	5,520	5,358
Consumers Energy Co. 2.85% 5/15/22	6,650	6,566
Delmarva Power & Light 4% 6/1/42	4,000	3,879
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	1,000	963
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(c)	1,000	963
2.5% 12/1/19	6,700	6,653
3.9% 10/1/25	12,900	12,693
4.9% 8/1/41	2,000	2,098
DTE Energy Co. 2.85% 10/1/26	6,000	5,558
Duke Energy Carolinas LLC 3.875% 3/15/46	3,900	3,730
NiSource Finance Corp.:
3.49% 5/15/27	7,650	7,388
4.375% 5/15/47	4,780	4,719
4.8% 2/15/44	5,500	5,702
6.25% 12/15/40	2,453	2,922
Puget Energy, Inc. 3.65% 5/15/25	8,070	7,841
San Diego Gas & Electric Co. 4.5% 8/15/40	1,000	1,035
Sempra Energy:
2.4% 3/15/20	12,406	12,245
2.875% 10/1/22	3,000	2,923
2.9% 2/1/23	2,970	2,874
3.25% 6/15/27	6,100	5,702
4% 2/1/48	4,000	3,621
4.05% 12/1/23	5,000	5,067
6% 10/15/39	1,000	1,180
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(c)	4,228	4,114
		188,210

TOTAL UTILITIES		672,495

TOTAL NONCONVERTIBLE BONDS
(Cost $9,946,357)		9,814,910

U.S. Government and Government Agency Obligations - 42.7%
U.S. Government Agency Obligations - 0.9%
Fannie Mae:
1.25% 8/17/21	$30,311	$29,048
1.5% 11/30/20	18,106	17,641
1.875% 4/5/22	32,247	31,227
1.875% 9/24/26	13,350	12,267
2% 10/5/22	36,870	35,744
2.125% 4/24/26	4,000	3,770
2.375% 1/19/23	29,930	29,396
2.625% 9/6/24	4,000	3,940
Federal Home Loan Bank:
1.125% 7/14/21	13,270	12,694
1.375% 2/18/21	20,300	19,650
1.875% 11/29/21	19,170	18,661
2% 9/9/22	38,000	36,914
5.5% 7/15/36	1,500	1,944
Freddie Mac:
1.375% 5/1/20	14,000	13,722
2.375% 1/13/22	13,000	12,836
2.75% 6/19/23	24,215	24,106
6.25% 7/15/32	7,700	10,264
6.75% 3/15/31	26,000	35,390
Tennessee Valley Authority:
5.25% 9/15/39	20,000	24,921
5.375% 4/1/56	5,395	7,255

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		381,390

U.S. Treasury Obligations - 41.8%
U.S. Treasury Bonds:
2.25% 8/15/46	48,910	41,763
2.5% 2/15/45	106,010	95,873
2.5% 2/15/46	89,150	80,381
2.5% 5/15/46	78,650	70,877
2.75% 8/15/47	130,870	123,882
2.75% 11/15/47	43,630	41,292
2.875% 5/15/43	43,241	42,143
2.875% 8/15/45	78,240	76,076
2.875% 11/15/46	122,930	119,439
3% 11/15/44	8,970	8,932
3% 5/15/45	43,090	42,913
3% 11/15/45	86,290	85,923
3% 2/15/47	136,950	136,367
3% 5/15/47	97,530	97,054
3% 2/15/48	14,721	14,647
3% 8/15/48	45,554	45,324
3.125% 8/15/44	109,114	111,126
3.375% 5/15/44	72,390	76,937
3.625% 8/15/43	62,996	69,643
3.625% 2/15/44	67,570	74,781
3.75% 11/15/43	58,057	65,502
3.875% 8/15/40	30,080	34,357
4.25% 5/15/39	26,000	31,156
4.25% 11/15/40	811	976
4.375% 2/15/38	26,380	31,972
4.375% 11/15/39	100	122
4.375% 5/15/40	8,000	9,771
4.375% 5/15/41	57,765	70,821
4.5% 2/15/36	105,390	128,259
4.5% 5/15/38	53,140	65,468
4.5% 8/15/39	39,000	48,279
4.625% 2/15/40	21,500	27,094
4.75% 2/15/37	68,560	86,412
4.75% 2/15/41	54,830	70,523
5% 5/15/37	395,620	513,580
5.375% 2/15/31	53,470	67,268
6.25% 5/15/30	86,360	115,038
U.S. Treasury Notes:
0.75% 7/15/19	13,554	13,359
0.875% 5/15/19	206,935	204,801
0.875% 6/15/19	100,200	99,010
0.875% 9/15/19	256,560	252,351
1% 10/15/19	4,990	4,907
1.125% 2/28/21	39,910	38,424
1.125% 6/30/21	71,040	68,026
1.125% 7/31/21	270	258
1.125% 8/31/21	68,410	65,318
1.125% 9/30/21	171,290	163,334
1.25% 8/31/19	31,460	31,080
1.25% 1/31/20	825	810
1.25% 3/31/21	112,290	108,325
1.25% 10/31/21	44,670	42,703
1.25% 7/31/23	74,300	69,198
1.375% 7/31/19	70,270	69,592
1.375% 12/15/19	103,400	101,877
1.375% 1/15/20	298,415	293,706
1.375% 1/31/20	20,920	20,580
1.375% 2/15/20	161,270	158,523
1.375% 2/29/20	49,140	48,276
1.375% 3/31/20	6,630	6,506
1.375% 4/30/20	232,560	227,936
1.375% 8/31/20	78,960	77,032
1.375% 9/15/20	222,260	216,738
1.375% 9/30/20	25,600	24,947
1.375% 10/31/20	5,720	5,567
1.375% 1/31/21	20,530	19,911
1.375% 4/30/21	85,980	83,102
1.375% 5/31/21	64,380	62,149
1.375% 6/30/23	65,070	61,054
1.375% 8/31/23	7,934	7,425
1.375% 9/30/23	79,110	73,943
1.5% 10/31/19	36,700	36,267
1.5% 11/30/19	51,090	50,447
1.5% 4/15/20	163,720	160,887
1.5% 5/15/20	184,420	181,013
1.5% 5/31/20	39,630	38,878
1.5% 6/15/20	160,530	157,413
1.5% 7/15/20	307,300	301,010
1.5% 8/15/20	15,000	14,679
1.5% 1/31/22	4,370	4,197
1.5% 2/28/23	15,050	14,261
1.5% 3/31/23	90,980	86,125
1.5% 8/15/26	264,689	239,585
1.625% 4/30/19	4,980	4,956
1.625% 7/31/19	1,858	1,844
1.625% 8/31/19	9,698	9,617
1.625% 12/31/19	8,990	8,881
1.625% 3/15/20	151,490	149,306
1.625% 6/30/20	50,460	49,561
1.625% 7/31/20	47,580	46,690
1.625% 10/15/20	199,250	195,055
1.625% 11/30/20	94,780	92,651
1.625% 8/31/22	94,180	90,229
1.625% 4/30/23	47,390	45,076
1.625% 5/31/23	52,030	49,445
1.625% 10/31/23	94,170	89,042
1.625% 2/15/26	50,280	46,224
1.625% 5/15/26	5,610	5,143
1.75% 9/30/19	11,230	11,141
1.75% 11/30/19	117,340	116,222
1.75% 10/31/20	9,960	9,772
1.75% 11/15/20	221,930	217,613
1.75% 12/31/20	71,130	69,671
1.75% 11/30/21	84,370	81,849
1.75% 3/31/22	117,000	113,115
1.75% 5/31/22	79,360	76,585
1.75% 6/30/22	27,300	26,325
1.75% 9/30/22	28,790	27,694
1.75% 1/31/23	25,640	24,587
1.875% 6/30/20	24,290	23,971
1.875% 12/15/20	85,025	83,544
1.875% 11/30/21	81,260	79,146
1.875% 1/31/22	54,860	53,347
1.875% 2/28/22	131,780	128,063
1.875% 3/31/22	132,820	128,960
1.875% 4/30/22	121,810	118,189
1.875% 5/31/22	16,035	15,548
1.875% 7/31/22	139,950	135,484
1.875% 8/31/22	69,670	67,400
1.875% 9/30/22	79,000	76,371
1.875% 10/31/22	27,400	26,468
2% 11/30/20	31,910	31,449
2% 1/15/21	307,950	303,222
2% 2/28/21	26,380	25,949
2% 5/31/21	40,290	39,558
2% 8/31/21	108,300	106,121
2% 10/31/21	29,700	29,061
2% 12/31/21	65,460	63,964
2% 7/31/22	48,060	46,751
2% 10/31/22	178,361	173,163
2% 11/30/22	148,010	143,616
2% 4/30/24	58,490	56,100
2% 5/31/24	98,730	94,630
2% 6/30/24	97,830	93,714
2% 2/15/25	3,635	3,461
2% 8/15/25	36,140	34,265
2% 11/15/26	153,170	143,734
2.125% 8/31/20	49,753	49,263
2.125% 1/31/21	3,060	3,021
2.125% 6/30/21	7,260	7,148
2.125% 8/15/21	90,750	89,265
2.125% 9/30/21	43,640	42,892
2.125% 12/31/21	15,950	15,649
2.125% 6/30/22	40,770	39,870
2.125% 12/31/22	138,550	135,038
2.125% 11/30/23	116,310	112,698
2.125% 2/29/24	52,620	50,883
2.125% 3/31/24	114,480	110,621
2.125% 7/31/24	156,614	150,949
2.125% 9/30/24	89,850	86,495
2.125% 11/30/24	55,140	53,023
2.125% 5/15/25	58,355	55,900
2.25% 3/31/20	99,820	99,282
2.25% 4/30/21	42,310	41,837
2.25% 7/31/21	31,690	31,294
2.25% 12/31/23	2,930	2,855
2.25% 1/31/24	76,020	74,030
2.25% 10/31/24	133,930	129,802
2.25% 11/15/24	85,930	83,238
2.25% 12/31/24	172,650	167,160
2.25% 11/15/25	106,250	102,278
2.25% 2/15/27	130,890	125,015
2.25% 8/15/27	247,440	235,532
2.25% 11/15/27	179,490	170,614
2.375% 4/30/20	80,630	80,321
2.375% 3/15/21	117,110	116,232
2.375% 4/15/21	284,987	282,749
2.375% 1/31/23	42,210	41,562
2.375% 8/15/24	78,790	76,974
2.375% 5/15/27	89,320	86,072
2.5% 5/31/20	67,860	67,717
2.5% 6/30/20	240,250	239,687
2.5% 3/31/23	126,135	124,795
2.5% 8/15/23	97,170	96,043
2.5% 5/15/24	95,500	94,079
2.5% 1/31/25	149,531	146,879
2.625% 8/15/20	141,000	140,978
2.625% 11/15/20	94,180	94,081
2.625% 5/15/21	285,830	285,316
2.625% 6/15/21	85,465	85,308
2.625% 7/15/21	74,121	73,970
2.625% 6/30/23	134,190	133,430
2.625% 3/31/25	16,040	15,863
2.75% 4/30/23	125,800	125,795
2.75% 5/31/23	248,387	248,436
2.75% 11/15/23	102,790	102,746
2.75% 2/15/24	135,610	135,451
2.75% 2/28/25	21,060	20,998
2.75% 6/30/25	20,660	20,576
2.75% 2/15/28	36,120	35,763
2.875% 4/30/25	91,940	92,296
2.875% 5/31/25	120,750	121,184
2.875% 5/15/28	159,821	159,846
3.125% 5/15/21	50,876	51,442
3.375% 11/15/19	27,740	28,013
3.5% 5/15/20	81,800	82,979
3.625% 2/15/20	59,600	60,468
3.625% 2/15/21	39,800	40,680

TOTAL U.S. TREASURY OBLIGATIONS		16,685,425

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,318,182)		17,066,815

U.S. Government Agency - Mortgage Securities - 28.7%
Fannie Mae - 13.0%
12 month U.S. LIBOR + 1.530% 3.509% 11/1/34 (b)(c)	5,879	6,097
12 month U.S. LIBOR + 1.645% 3.826% 4/1/41 (b)(c)	2,441	2,536
12 month U.S. LIBOR + 1.880% 3.857% 11/1/34 (b)(c)	462	483
2.5% 3/1/22 to 1/1/48	477,815	462,988
2.5% 9/1/33 (d)	5,500	5,348
2.5% 9/1/33 (d)	8,300	8,070
2.5% 9/1/48 (d)	6,700	6,272
3% 4/1/24 to 7/1/48	1,328,278	1,298,009
3% 9/1/33 (d)	24,500	24,354
3% 9/1/33 (d)	10,200	10,139
3% 9/1/48 (d)	26,400	25,537
3.5% 6/1/21 to 9/1/48	1,439,329	1,437,942
3.5% 8/1/33	1,000	1,011
3.5% 9/1/33 (d)	9,300	9,399
3.5% 9/1/48 (d)	37,100	36,878
4% 2/1/24 to 6/1/48	995,475	1,017,103
4% 9/1/33 (d)	15,300	15,657
4% 11/1/41	23	24
4% 9/1/48 (d)	82,100	83,577
4.5% 1/1/19 to 7/1/48	324,834	339,063
4.5% 9/1/48 (d)	28,600	29,696
4.5% 9/1/48 (d)	41,200	42,779
5% 12/1/20 to 8/1/47	116,267	123,823
5% 9/1/48 (d)	23,800	25,162
5% 9/1/48 (d)	8,900	9,409
5.5% 2/1/23 to 5/1/44	104,114	113,217
5.5% 9/1/48 (d)	5,900	6,326
6% 2/1/23 to 7/1/41	33,619	37,101
6.5% 3/1/22 to 6/1/40	12,747	14,279

TOTAL FANNIE MAE		5,192,279

Freddie Mac - 7.3%
12 month U.S. LIBOR + 1.915% 4.302% 9/1/37 (b)(c)	603	635
U.S. TREASURY 1 YEAR INDEX + 1.723% 3.364% 3/1/36 (b)(c)	3,420	3,517
U.S. TREASURY 1 YEAR INDEX + 2.233% 3.607% 12/1/35 (b)(c)	2,529	2,667
U.S. TREASURY 1 YEAR INDEX + 2.250% 3.904% 3/1/35 (b)(c)	1,119	1,160
2.5% 1/1/22 to 4/1/33	221,746	215,965
3% 3/1/27 to 6/1/48	862,063	841,139
3% 9/1/33 (d)	24,500	24,308
3% 8/1/47	973	942
3.5% 9/1/25 to 8/1/48	888,147	886,339
3.5% 9/1/33 (d)	35,000	35,382
3.5% 8/1/47	2,068	2,058
3.5% 9/1/47	489	487
3.5% 9/1/47	30,278	30,207
4% 4/1/25 to 9/1/48	530,879	541,933
4% 9/1/48 (d)	40,000	40,729
4.5% 6/1/25 to 6/1/48	140,874	147,035
4.5% 9/1/48 (d)	14,000	14,543
4.5% 9/1/48 (d)	46,300	48,096
5% 4/1/23 to 9/1/40	34,830	37,206
5.5% 5/1/23 to 6/1/41	33,204	36,125
6% 4/1/32 to 8/1/37	977	1,080
6.5% 8/1/36 to 12/1/37	228	257

TOTAL FREDDIE MAC		2,911,810

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	86	84
2.5% 2/1/32	215	209

TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		293

Ginnie Mae - 8.4%
3.5% 10/15/40 to 8/20/48	1,254,952	1,262,988
4% 1/15/25 to 7/20/48	609,829	626,648
5% 1/20/39 to 2/20/48	77,610	82,743
2.5% 10/20/42 to 4/20/48	26,263	25,017
3% 4/15/42 to 5/20/48	828,538	812,820
3% 9/1/48 (d)	12,500	12,222
3.5% 9/1/48 (d)	25,800	25,876
4% 9/1/48 (d)	37,800	38,696
4.5% 3/20/33 to 8/20/48	249,961	261,372
4.5% 9/1/48 (d)	46,700	48,518
4.5% 9/1/48 (d)	20,400	21,194
4.5% 9/1/48 (d)	46,700	48,518
4.5% 9/1/48 (d)	20,400	21,194
4.5% 9/1/48 (d)	23,800	24,726
5% 9/1/48 (d)	13,500	14,162
5% 9/1/48 (d)	9,500	9,966
5.5% 10/20/32 to 12/20/46	24,991	27,199
6% 5/20/34 to 12/15/40	9,123	10,137
6.5% 8/20/36 to 1/15/39	1,754	1,983

TOTAL GINNIE MAE		3,375,979

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $11,752,146)		11,480,361

Asset-Backed Securities - 0.4%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$4,600	$4,520
Capital One Multi-Asset Execution Trust Series 2016-A6 Class A, 1.82% 9/15/22	9,450	9,339
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	9,550	9,570
Chase Issuance Trust:
Series 2012-A4 Class A4, 1.58% 8/15/21	6,875	6,805
Series 2012-A7 Class A7, 2.16% 9/15/24	9,325	9,013
Series 2015-A4 Class A, 1.84% 4/15/22	4,750	4,673
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	4,675	4,809
Series 2018-A6 Class A6, 3.21% 12/7/24	9,500	9,534
2.19% 11/20/23	5,680	5,534
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	10,800	10,637
Series 2017-A4 Class A4, 2.53% 10/15/26	1,800	1,739
Series 2018-A1 Class A1, 3.03% 8/15/25	19,200	19,097
Ford Credit Auto Owner Trust Series 2016-C Class A3, 1.22% 3/15/21	7,970	7,895
Ford Credit Floorplan Master Owner Trust:
Series 2015-2 Class A1, 1.98% 1/15/22	9,500	9,381
Series 2018-2 Class A, 3.17% 3/15/25	19,050	19,009
Honda Auto Receivables Owner Trust Series 2016-4 Class A3, 1.21% 12/18/20	7,363	7,297
Nissan Master Owner Trust Receivables Series 2016-A Class A2, 1.54% 6/15/21	9,175	9,088
TOTAL ASSET-BACKED SECURITIES
(Cost $148,871)		147,940

Commercial Mortgage Securities - 1.9%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	12,244	12,201
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	30,128	30,368
Series 2015-GC29 Class A4, 3.192% 4/10/48	11,378	11,155
Series 2015-P1 Class A5, 3.717% 9/15/48	5,865	5,935
Series 2016-C1 Class A4, 3.209% 5/10/49	18,560	18,059
Series 2016-P4:
Class A4, 2.902% 7/10/49	21,500	20,488
Class AAB, 2.779% 7/10/49	12,350	11,951
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	36,055	37,098
Series 2013-CR7 Class A4, 3.213% 3/10/46	18,940	18,865
Series 2014-LC15 Class A4, 4.006% 4/10/47	10,710	11,037
Series 2013-CR6 Class A4, 3.101% 3/10/46	18,765	18,638
Series 2015-CR22 Class A5, 3.309% 3/10/48	19,425	19,236
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	12,565	12,670
FHLMC Series K047 Class A2, 3.329% 5/25/25	3,860	3,896
Freddie Mac:
sequential payer:
Series K007 Class A2, 4.224% 3/25/20	18,754	19,082
Series K034 Class A2, 3.531% 7/25/23	9,000	9,231
Series K057 Class A2, 2.57% 7/25/26	15,956	15,201
Series 2017-K727 Class A2, 2.946% 7/25/24	26,760	26,512
Series K013 Class A2, 3.974% 1/25/21	11,575	11,819
Series K020 Class A2, 2.373% 5/25/22	10,400	10,187
Series K036 Class A2, 3.527% 10/25/23	8,975	9,213
Series K046 Class A2, 3.205% 3/25/25	33,300	33,387
Series K053 Class A2, 2.995% 12/25/25	7,111	7,002
Series K056 Class A2, 2.525% 5/25/26	20,750	19,734
Series K062 Class A1, 3.032% 9/25/26	21,041	20,978
Series K064 Class A2, 3.224% 3/25/27	17,250	17,109
Series K068 Class A2, 3.244% 8/25/27	23,807	23,575
Series K079 Class A2, 3.926% 6/25/28	7,780	8,091
Series K730 Class A2, 3.59% 1/25/25	38,680	39,625
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	10,276	10,055
Series 2014-GC26 Class A4, 3.364% 11/10/47	24,900	24,750
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	20,010	20,326
Series 2014-C21 Class A5, 3.7748% 8/15/47	33,750	34,379
Series 2014-C23 Class A5, 3.9342% 9/15/47	9,550	9,799
Series 2014-C24 Class A5, 3.6385% 11/15/47	26,065	26,336
JPMBB Commercial Mortgage Secutities Trust sequential payer Series 2015-C29 Class A4, 3.6108% 5/15/48	9,000	9,043
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	17,670	17,317
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	20,945	20,590
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46	9,265	9,532
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.3027% 8/15/46 (b)	18,892	19,547
Series 2015-C27 Class ASB, 3.557% 12/15/47	4,720	4,770
Series 2016-C28 Class ASB, 3.288% 1/15/49	9,079	9,016
Series 2015-C20 Class A4, 3.249% 2/15/48	14,725	14,472
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	10,000	9,907
Series 2014-C25 Class A5, 3.631% 11/15/47	14,450	14,557
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $770,969)		756,739

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	9,720	15,620
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2010 S1, 7.043% 4/1/50	2,375	3,499
California Gen. Oblig.:
Series 2018, 3.5% 4/1/28	$12,890	$12,826
7.55% 4/1/39	15,000	22,245
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	7,670	7,696
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	8,900	8,589
Series 2011, 5.877% 3/1/19	9,700	9,825
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	7,600	8,287
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	9,450	13,821
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	4,985	6,320
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	4,720	4,318
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	4,700	6,807
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	9,025	11,758
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	10,725	12,644
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	6,160	8,170
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	5,175	5,935
Series 2010 164, 5.647% 11/1/40	5,210	6,421
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	5,660	5,001
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	6,320	7,906
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	11,312	13,324
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	1,000	1,229
Series 2015 AP, 3.931% 5/15/45	3,740	3,732
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/17	4,750	4,758
TOTAL MUNICIPAL SECURITIES
(Cost $183,790)		200,731

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province:
1.9% 12/6/19	$9,500	$9,399
3.3% 3/15/28	3,900	3,884
Banque Centrale de Tunisie 1.416% 8/5/21	8,500	8,155
Canadian Government 2% 11/15/22	4,730	4,570
Chilean Republic:
3.125% 1/21/26	1,000	965
3.24% 2/6/28	11,600	11,136
3.25% 9/14/21	9,000	8,996
3.86% 6/21/47	6,000	5,721
Colombian Republic:
2.625% 3/15/23	7,575	7,223
3.875% 4/25/27	22,600	22,001
4% 2/26/24	4,825	4,844
4.5% 1/28/26	1,000	1,023
5% 6/15/45	8,640	8,694
5.625% 2/26/44	7,775	8,455
6.125% 1/18/41	4,750	5,427
7.375% 3/18/19	3,450	3,528
Export Development Canada:
1.5% 10/3/18	1,700	1,699
2.75% 3/15/23	14,300	14,210
FMS Wertmanagement AoeR 1.375% 6/8/21	9,400	9,036
Hungarian Republic 5.75% 11/22/23	18,900	20,530
Israeli State 4% 6/30/22	7,000	7,162
Italian Republic 6.875% 9/27/23	6,000	6,563
Jordanian Kingdom:
1.945% 6/23/19	23,650	23,528
3% 6/30/25	2,400	2,387
Korean Republic 7.125% 4/16/19	6,650	6,820
Manitoba Province:
2.1% 9/6/22	1,900	1,824
2.125% 5/4/22	4,000	3,859
3.05% 5/14/24	1,500	1,488
Ontario Province:
2% 1/30/19	5,000	4,991
2.25% 5/18/22	5,820	5,642
2.4% 2/8/22	5,210	5,088
2.5% 4/27/26	5,000	4,750
2.55% 2/12/21	9,850	9,749
4% 10/7/19	15,000	15,198
Panamanian Republic:
3.75% 3/16/25	3,800	3,800
3.875% 3/17/28	9,600	9,576
4% 9/22/24	4,800	4,896
4.3% 4/29/53	5,675	5,508
5.2% 1/30/20	1,800	1,856
Peruvian Republic:
4.125% 8/25/27	2,800	2,898
5.625% 11/18/50	7,150	8,551
6.55% 3/14/37	3,075	3,913
7.125% 3/30/19	1,900	1,952
Philippine Republic:
3% 2/1/28	19,000	17,858
3.95% 1/20/40	8,100	7,955
4.2% 1/21/24	4,765	4,905
6.375% 10/23/34	10,375	12,992
6.5% 1/20/20	6,144	6,420
Polish Government:
3.25% 4/6/26	6,600	6,419
4% 1/22/24	4,550	4,644
5% 3/23/22	14,500	15,281
Province of British Columbia 2.25% 6/2/26	3,770	3,532
Province of Quebec:
2.375% 1/31/22	3,800	3,717
2.75% 8/25/21	20,000	19,848
2.75% 4/12/27	4,750	4,584
2.875% 10/16/24	2,075	2,048
Quebec Province 2.5% 4/20/26	5,660	5,414
Ukraine Government 1.471% 9/29/21	10,300	9,893
United Mexican States:
3.5% 1/21/21	7,400	7,403
3.625% 3/15/22	3,000	3,004
3.75% 1/11/28	9,000	8,559
4% 10/2/23	18,750	18,797
4.125% 1/21/26	3,200	3,173
4.35% 1/15/47	14,410	13,077
4.6% 1/23/46	5,800	5,391
4.6% 2/10/48	17,550	16,409
4.75% 3/8/44	9,700	9,268
5.55% 1/21/45	3,916	4,171
6.05% 1/11/40	4,800	5,364
Uruguay Republic:
4.125% 11/20/45	4,750	4,415
4.375% 10/27/27	12,250	12,520
4.5% 8/14/24	3,625	3,698
4.975% 4/20/55	5,890	5,934
5.1% 6/18/50	5,755	5,853
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $561,587)		554,041

Supranational Obligations - 1.1%
African Development Bank:
1.25% 7/26/21	9,390	8,973
1.625% 10/2/18	2,800	2,799
2.375% 9/23/21	2,900	2,856
Asian Development Bank:
1.5% 1/22/20	4,750	4,675
1.75% 9/13/22	14,272	13,656
1.875% 4/12/19	12,000	11,958
1.875% 2/18/22	2,000	1,934
2% 4/24/26	6,300	5,873
2.125% 11/24/21	4,825	4,713
2.25% 1/20/21	2,948	2,910
2.5% 11/2/27	6,700	6,415
2.625% 1/12/27	6,500	6,311
2.75% 3/17/23	9,580	9,516
2.75% 1/19/28	4,900	4,795
Council of Europe Development Bank 1.625% 3/16/21	3,770	3,657
European Bank for Reconstruction and Development:
1.125% 8/24/20	4,690	4,546
1.75% 6/14/19	4,700	4,673
1.75% 11/26/19	2,875	2,844
2.125% 3/7/22	4,690	4,567
European Investment Bank:
1.375% 6/15/20	2,725	2,660
1.375% 9/15/21	17,570	16,815
1.625% 6/15/21	7,000	6,772
1.75% 6/17/19	8,625	8,576
1.875% 3/15/19	3,000	2,992
1.875% 2/10/25	3,000	2,802
2% 3/15/21	4,770	4,674
2% 12/15/22	14,167	13,642
2.125% 10/15/21	2,840	2,777
2.25% 3/15/22	15,900	15,548
2.25% 8/15/22	1,880	1,824
2.375% 6/15/22	14,000	13,690
2.375% 5/24/27	4,000	3,789
2.5% 4/15/21	4,650	4,611
2.5% 3/15/23	21,000	20,605
2.5% 10/15/24	5,725	5,577
2.875% 9/15/20	9,000	9,017
2.875% 8/15/23	10,590	10,555
3.25% 1/29/24	2,000	2,028
Inter-American Development Bank:
1.25% 9/14/21	7,350	7,012
1.75% 10/15/19	1,375	1,362
1.75% 4/14/22	1,875	1,803
1.75% 9/14/22	6,150	5,884
1.875% 6/16/20	5,270	5,195
1.875% 3/15/21	3,900	3,811
2% 6/2/26	4,000	3,734
2.125% 1/18/22	6,100	5,954
2.125% 1/15/25	1,830	1,742
2.375% 7/7/27	6,730	6,401
2.5% 1/18/23	6,960	6,849
2.625% 4/19/21	9,513	9,465
3% 10/4/23	3,575	3,588
3.875% 9/17/19	5,000	5,064
4.375% 1/24/44	4,000	4,778
International Bank for Reconstruction & Development:
1% 10/5/18	9,630	9,621
1.125% 8/10/20	19,800	19,214
1.375% 5/24/21	5,659	5,444
1.375% 9/20/21	5,230	5,010
1.625% 3/9/21	6,000	5,830
1.625% 2/10/22	3,900	3,741
1.75% 4/19/23	6,700	6,382
1.875% 10/7/19	3,825	3,796
1.875% 10/7/22	17,000	16,346
1.875% 10/27/26	4,760	4,386
2% 1/26/22	32,427	31,509
2.25% 6/24/21	16,075	15,822
2.5% 11/25/24	5,700	5,568
2.5% 7/29/25	3,790	3,688
2.75% 7/23/21	9,650	9,631
International Finance Corp.:
1.125% 7/20/21	6,550	6,243
1.625% 7/16/20	2,870	2,813
1.75% 9/16/19	11,350	11,251
2.875% 7/31/23	4,307	4,304
Nordic Investment Bank 1.125% 2/25/19	6,600	6,560
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $516,584)		506,426

Bank Notes - 0.0%
Bank of America NA 6% 10/15/36	2,419	2,881
KeyBank NA 2.5% 12/15/19	4,000	3,979
MUFG Union Bank NA 2.625% 9/26/18	2,750	2,751
PNC Bank NA 2.4% 10/18/19	4,750	4,730
TOTAL BANK NOTES
(Cost $14,042)		14,341
	Shares	Value (000s)

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.97% (e)
(Cost $141,646)	141,617,937	141,646
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $41,354,174)		40,683,950
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(750,815)
NET ASSETS - 100%		$39,933,135

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
2.5% 9/1/33	$(45,000)	$(43,754)
3% 9/1/33	(24,500)	(24,354)
3.5% 9/1/33	(35,000)	(35,371)
4% 9/1/33	(200)	(205)
4% 9/1/48	(40,000)	(40,720)
4.5% 9/1/48	(14,000)	(14,536)

TOTAL FANNIE MAE		(158,940)

Ginnie Mae
2.5% 9/1/48	(1,500)	(1,421)
4.5% 9/1/48	(67,100)	(69,710)
4.5% 9/1/48	(46,700)	(48,518)
4.5% 9/1/48	(20,400)	(21,194)

TOTAL GINNIE MAE		(140,843)

TOTAL TBA SALE COMMITMENTS
(Proceeds $299,944)		$(299,783)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $196,361,000 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,687
Total	$2,687

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$9,814,910	$--	$9,814,910	$--
U.S. Government and Government Agency Obligations	17,066,815	--	17,066,815	--
U.S. Government Agency - Mortgage Securities	11,480,361	--	11,480,361	--
Asset-Backed Securities	147,940	--	147,940	--
Commercial Mortgage Securities	756,739	--	756,739	--
Municipal Securities	200,731	--	200,731	--
Foreign Government and Government Agency Obligations	554,041	--	554,041	--
Supranational Obligations	506,426	--	506,426	--
Bank Notes	14,341	--	14,341	--
Money Market Funds	141,646	141,646	--	--
Total Investments in Securities:	$40,683,950	$141,646	$40,542,304	$--
Other Financial Instruments:
TBA Sale Commitments	$(299,783)	$--	$(299,783)	$--
Total Other Financial Instruments:	$(299,783)	$--	$(299,783)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,212,528)	$40,542,304
Fidelity Central Funds (cost $141,646)	141,646
Total Investment in Securities (cost $41,354,174)		$40,683,950
Receivable for investments sold		196,633
Receivable for TBA sale commitments		299,944
Receivable for fund shares sold		118,872
Interest receivable		223,364
Distributions receivable from Fidelity Central Funds		241
Other receivables		253
Total assets		41,523,257
Liabilities
Payable for investments purchased
Regular delivery	$370,675
Delayed delivery	766,379
TBA sale commitments, at value	299,783
Payable for fund shares redeemed	128,769
Distributions payable	23,439
Accrued management fee	826
Other payables and accrued expenses	251
Total liabilities		1,590,122
Net Assets		$39,933,135
Net Assets consist of:
Paid in capital		$40,625,990
Undistributed net investment income		13,936
Accumulated undistributed net realized gain (loss) on investments		(36,728)
Net unrealized appreciation (depreciation) on investments		(670,063)
Net Assets		$39,933,135
Investor Class:
Net Asset Value, offering price and redemption price per share ($317,357 ÷ 28,176 shares)		$11.26
Premium Class:
Net Asset Value, offering price and redemption price per share ($9,028,905 ÷ 801,828 shares)		$11.26
Institutional Class:
Net Asset Value, offering price and redemption price per share ($4,648,876 ÷ 412,840 shares)		$11.26
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($20,282,880 ÷ 1,801,285 shares)		$11.26
Class F:
Net Asset Value, offering price and redemption price per share ($5,655,117 ÷ 502,217 shares)		$11.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Interest		$966,711
Income from Fidelity Central Funds		2,687
Total income		969,398
Expenses
Management fee	$8,881
Transfer agent fees	2,355
Independent trustees' fees and expenses	143
Commitment fees	99
Total expenses before reductions	11,478
Expense reductions	(7)
Total expenses after reductions		11,471
Net investment income (loss)		957,927
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,475)
Fidelity Central Funds	2
Total net realized gain (loss)		(18,473)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,339,370)
Delayed delivery commitments	180
Total change in net unrealized appreciation (depreciation)		(1,339,190)
Net gain (loss)		(1,357,663)
Net increase (decrease) in net assets resulting from operations		$(399,736)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$957,927	$719,313
Net realized gain (loss)	(18,473)	1,389
Change in net unrealized appreciation (depreciation)	(1,339,190)	(492,820)
Net increase (decrease) in net assets resulting from operations	(399,736)	227,882
Distributions to shareholders from net investment income	(951,073)	(707,986)
Distributions to shareholders from net realized gain	(20,168)	(6,944)
Total distributions	(971,241)	(714,930)
Share transactions - net increase (decrease)	8,401,950	7,703,646
Total increase (decrease) in net assets	7,030,973	7,216,598
Net Assets
Beginning of period	32,902,162	25,685,564
End of period	$39,933,135	$32,902,162
Other Information
Undistributed net investment income end of period	$13,936	$21,635

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Bond Index Fund Investor Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.97	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.291	.280	.284	.287	.286
Net realized and unrealized gain (loss)	(.446)	(.263)	.392	(.123)	.338
Total from investment operations	(.155)	.017	.676	.164	.624
Distributions from net investment income	(.288)	(.274)	(.277)	(.276)	(.274)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.295)	(.277)	(.296)	(.284)	(.274)
Net asset value, end of period	$11.26	$11.71	$11.97	$11.59	$11.71
Total ReturnB	(1.32)%	.19%	5.91%	1.40%	5.55%
Ratios to Average Net AssetsC,D
Expenses before reductions	.13%	.15%	.22%	.22%	.22%
Expenses net of fee waivers, if any	.13%	.15%	.20%	.22%	.22%
Expenses net of all reductions	.13%	.15%	.20%	.22%	.22%
Net investment income (loss)	2.55%	2.40%	2.41%	2.45%	2.48%
Supplemental Data
Net assets, end of period (in millions)	$317	$333	$456	$6,497	$6,520
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Premium Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.301	.290	.297	.301	.299
Net realized and unrealized gain (loss)	(.446)	(.252)	.383	(.123)	.339
Total from investment operations	(.145)	.038	.680	.178	.638
Distributions from net investment income	(.298)	(.285)	(.291)	(.290)	(.288)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.305)	(.288)	(.310)	(.298)	(.288)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.24)%	.37%	5.96%	1.52%	5.68%
Ratios to Average Net AssetsC,D
Expenses before reductions	.04%	.05%	.15%	.17%	.17%
Expenses net of fee waivers, if any	.04%	.05%	.07%	.10%	.10%
Expenses net of all reductions	.04%	.05%	.07%	.10%	.10%
Net investment income (loss)	2.64%	2.50%	2.53%	2.57%	2.60%
Supplemental Data
Net assets, end of period (in millions)	$9,029	$8,973	$8,307	$6,692	$5,778
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Institutional Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.301	.291	.298	.305	.303
Net realized and unrealized gain (loss)	(.445)	(.251)	.383	(.123)	.338
Total from investment operations	(.144)	.040	.681	.182	.641
Distributions from net investment income	(.299)	(.287)	(.292)	(.294)	(.291)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.306)	(.290)	(.311)	(.302)	(.291)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.23)%	.38%	5.97%	1.55%	5.71%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.04%	.06%	.07%	.07%
Expenses net of fee waivers, if any	.03%	.04%	.06%	.07%	.07%
Expenses net of all reductions	.03%	.04%	.06%	.07%	.07%
Net investment income (loss)	2.65%	2.51%	2.54%	2.60%	2.63%
Supplemental Data
Net assets, end of period (in millions)	$4,649	$4,037	$3,842	$3,102	$3,158
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Institutional Premium Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.302	.291	.295	.307	.305
Net realized and unrealized gain (loss)	(.445)	(.250)	.388	(.123)	.339
Total from investment operations	(.143)	.041	.683	.184	.644
Distributions from net investment income	(.300)	(.288)	(.294)	(.296)	(.294)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.307)	(.291)	(.313)	(.304)	(.294)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.22)%	.39%	5.98%	1.57%	5.73%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.52%	2.55%	2.62%	2.65%
Supplemental Data
Net assets, end of period (in millions)	$20,283	$15,180	$9,788	$1,560	$947
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Class F

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.302	.292	.299	.307	.305
Net realized and unrealized gain (loss)	(.445)	(.251)	.384	(.123)	.339
Total from investment operations	(.143)	.041	.683	.184	.644
Distributions from net investment income	(.300)	(.288)	(.294)	(.296)	(.294)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.307)	(.291)	(.313)	(.304)	(.294)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.22)%	.39%	5.98%	1.57%	5.73%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.52%	2.55%	2.62%	2.65%
Supplemental Data
Net assets, end of period (in millions)	$5,655	$4,379	$3,292	$2,687	$2,202
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class, Institutional Class, Institutional Premium Class and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR)or an affiliate serves as investment manager.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $252 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$284,837
Gross unrealized depreciation	(935,529)
Net unrealized appreciation (depreciation)	$(650,692)
Tax Cost	$41,334,802

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(19,519)
Net unrealized appreciation (depreciation) on securities and other investments	$(650,692)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(19,519)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$951,073	$ 714,930
Long-term Capital Gains	20,168	–
Total	$971,241	$ 714,930

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,071,072 and $907,907, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .025% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .14%, .045%, .035%, .025% and .025% for Investor Class, Premium Class, Institutional Class, Institutional Premium Class and Class F, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035% and .015% of class-level average net assets for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class, Institutional Class and Institutional Premium Class do not pay transfer agent fees. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid a portion of the transfer agent fees at an annual rate of .115%, .02% and .01%, of class-level average net assets, respectively, and Institutional Premium Class did not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Investor Class	$332
Premium Class	1,643
Institutional Class	380
$2,355

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $99 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $546.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $7.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Investor Class	$7,944	$9,080
Premium Class	234,433	207,464
Institutional Class	109,741	94,435
Institutional Premium Class	464,286	304,666
Class F	134,669	92,341
Total	$951,073	$707,986
From net realized gain
Investor Class	$197	$108
Premium Class	5,410	2,163
Institutional Class	2,492	995
Institutional Premium Class	9,335	2,769
Class F	2,734	909
Total	$20,168	$6,944

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Investor Class
Shares sold	16,300	26,655	$186,248	$309,794
Reinvestment of distributions	686	724	7,817	8,413
Shares redeemed	(17,284)	(36,966)	(197,588)	(429,424)
Net increase (decrease)	(298)	(9,587)	$(3,523)	$(111,217)
Premium Class
Shares sold	260,883	292,880	$2,976,599	$3,404,153
Reinvestment of distributions	19,886	17,088	226,485	198,513
Shares redeemed	(245,185)	(238,163)	(2,795,040)	(2,760,693)
Net increase (decrease)	35,584	71,805	$408,044	$841,973
Institutional Class
Shares sold	191,483	137,818	$2,181,401	$1,600,642
Reinvestment of distributions	9,639	8,184	109,759	95,075
Shares redeemed	(132,998)	(122,442)	(1,519,945)	(1,418,561)
Net increase (decrease)	68,124	23,560	$771,215	$277,156
Institutional Premium Class
Shares sold	799,021	608,892	$9,094,365	$7,067,151
Reinvestment of distributions	24,055	19,755	273,923	229,483
Shares redeemed	(318,163)	(150,534)	(3,610,663)	(1,745,549)
Net increase (decrease)	504,913	478,113	$5,757,625	$5,551,085
Class F
Shares sold	168,308	112,532	$1,919,970	$1,303,276
Reinvestment of distributions	12,078	8,028	137,403	93,250
Shares redeemed	(52,129)	(21,808)	(588,784)	(251,877)
Net increase (decrease)	128,257	98,752	$1,468,589	$1,144,649

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 28% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Investor Class	.12%
Actual		$1,000.00	$1,009.60	$.61-C
Hypothetical-D		$1,000.00	$1,024.60	$.61-C
Premium Class	.04%
Actual		$1,000.00	$1,010.00	$.20
Hypothetical-D		$1,000.00	$1,025.00	$.20
Institutional Class	.03%
Actual		$1,000.00	$1,010.00	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15
Institutional Premium Class	.03%
Actual		$1,000.00	$1,010.10	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15
Class F	.03%
Actual		$1,000.00	$1,010.10	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .03% and the expenses paid in the actual and hypothetical examples above would have been $.15 and $.15, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

A total of 30.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $606,482,092 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

UII-UDV-ANN-1018
1.925929.107

Fidelity® U.S. Bond Index Fund Investor Class and Premium Class Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Investor Class	(1.32)%	2.31%	3.47%
Premium Class	(1.24)%	2.42%	3.55%

 The initial offering of Premium Class took place on May 4, 2011. Returns prior to May 4, 2011 are those of Investor Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund - Investor Class on August 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See above for additional information regarding the performance of Investor Class.

Period Ending Values
$14,064	Fidelity® U.S. Bond Index Fund - Investor Class
$14,380	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2018, the fund’s share classes retuned about -1.2% to -1.3%, nearly in line with, net of fees, the -1.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. During the 12 months, bond returns were hurt by rising interest rates and expectations for further policy interest rate increases amid concerns about inflation, as well as the Fed’s moves to begin reducing the $4.5 trillion in government securities it accumulated as part of the quantitative easing program it deployed to battle the recession and financial crisis a decade ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  In July, the Board of Trustees approved a proposal to consolidate the Fund’s publicly offered share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity U.S. Bond Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .025% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	71.3%
AAA	4.2%
AA	2.7%
A	9.4%
BBB	12.4%
BB and Below	0.6%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	25.0%
U.S. Government and U.S. Government Agency Obligations	71.3%
Asset-Backed Securities	0.4%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.7)%

 * Foreign investments - 7.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.0%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.0%
Automobiles - 0.3%
American Honda Finance Corp.:
1.65% 7/12/21	$7,950	$7,632
1.7% 9/9/21	4,500	4,316
2.125% 10/10/18	6,550	6,549
2.15% 3/13/20	8,550	8,438
2.25% 8/15/19	7,650	7,620
2.3% 9/9/26	5,000	4,551
Ford Motor Co. 4.75% 1/15/43	7,650	6,329
General Motors Co.:
5.2% 4/1/45	4,270	3,942
6.6% 4/1/36	5,840	6,269
6.75% 4/1/46	7,155	7,854
General Motors Financial Co., Inc.:
3.15% 1/15/20	6,630	6,633
3.25% 1/5/23	7,200	6,974
3.85% 1/5/28	7,000	6,507
4% 1/15/25	6,170	5,983
4% 10/6/26	3,680	3,509
4.3% 7/13/25	12,400	12,204
4.35% 1/17/27	8,000	7,801
4.375% 9/25/21	9,190	9,356
		122,467
Diversified Consumer Services - 0.1%
George Washington University 4.3% 9/15/44	2,000	2,089
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	4,750	4,710
3.75% 8/21/28	4,650	4,575
4.3% 2/21/48	4,970	4,829
Massachusetts Institute of Technology:
3.885% 7/1/2116	2,830	2,629
3.959% 7/1/38	4,725	4,866
Northwestern University 4.643% 12/1/44	3,350	3,780
President and Fellows of Harvard College:
3.3% 7/15/56	4,850	4,365
3.619% 10/1/37	1,000	990
Rice University 3.774% 5/15/55	1,900	1,801
Trustees of Princeton Univ. 5.7% 3/1/39	1,000	1,274
University Notre Dame du Lac 3.438% 2/15/45	3,330	3,134
University of Southern California 5.25% 10/1/2111	2,000	2,413
		41,455
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.75% 12/9/20	2,300	2,287
3.7% 1/30/26	16,870	16,791
4.45% 3/1/47	5,680	5,679
4.875% 12/9/45	5,430	5,662
6.3% 3/1/38	7,045	8,511
Metropolitan Museum of Art 3.4% 7/1/45	3,000	2,818
Starbucks Corp.:
2.45% 6/15/26	10,000	9,091
3.8% 8/15/25	6,950	6,945
3.85% 10/1/23	1,875	1,904
4% 11/15/28	7,000	7,010
4.5% 11/15/48	4,700	4,630
		71,328
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.:
2.4% 2/22/23	15,850	15,319
2.8% 8/22/24	6,480	6,283
3.15% 8/22/27	10,460	10,094
3.875% 8/22/37	5,060	4,995
4.05% 8/22/47	12,940	12,765
4.25% 8/22/57	6,640	6,631
4.8% 12/5/34	6,000	6,580
		62,667
Media - 0.9%
21st Century Fox America, Inc.:
3.7% 10/15/25	7,000	6,963
5.4% 10/1/43	3,875	4,433
5.65% 8/15/20	1,000	1,046
6.15% 3/1/37	3,955	4,811
6.15% 2/15/41	10,500	12,955
6.9% 3/1/19	2,110	2,152
6.9% 8/15/39	2,000	2,633
7.75% 12/1/45	3,160	4,654
AOL Time Warner, Inc. 2.95% 7/15/26	8,000	7,267
CBS Corp.:
3.375% 2/15/28	10,550	9,675
4% 1/15/26	6,000	5,867
4.6% 1/15/45	7,300	6,842
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	11,000	10,490
4.908% 7/23/25	7,980	8,137
5.75% 4/1/48	5,230	5,142
6.384% 10/23/35	13,450	14,373
6.484% 10/23/45	4,690	5,000
Comcast Corp.:
1.625% 1/15/22	10,500	9,958
2.35% 1/15/27	23,800	21,122
3.125% 7/15/22	3,000	2,979
3.15% 3/1/26	5,000	4,763
3.3% 2/1/27	11,910	11,431
3.375% 8/15/25	13,700	13,330
3.969% 11/1/47	5,200	4,707
4% 3/1/48	12,000	10,842
4.65% 7/15/42	9,000	8,947
4.75% 3/1/44	5,400	5,472
5.7% 7/1/19	8,500	8,703
6.4% 3/1/40	1,000	1,201
6.55% 7/1/39	3,000	3,654
6.95% 8/15/37	6,700	8,545
Discovery Communications LLC:
3.25% 4/1/23	2,338	2,271
4.875% 4/1/43	4,900	4,529
5.05% 6/1/20	3,200	3,296
5.2% 9/20/47	8,400	8,130
NBCUniversal, Inc. 6.4% 4/30/40	3,000	3,591
Time Warner Cable, Inc.:
4.5% 9/15/42	11,000	9,269
7.3% 7/1/38	4,000	4,648
8.75% 2/14/19	2,368	2,428
Time Warner, Inc.:
2.1% 6/1/19	3,000	2,986
3.55% 6/1/24	3,000	2,919
3.6% 7/15/25	6,340	6,080
3.8% 2/15/27	9,000	8,632
4% 1/15/22	1,000	1,014
4.65% 6/1/44	7,870	7,196
4.85% 7/15/45	3,000	2,802
Viacom, Inc.:
4.25% 9/1/23	7,775	7,819
4.375% 3/15/43	2,635	2,269
5.625% 9/15/19	1,000	1,025
Walt Disney Co.:
1.85% 5/30/19	1,500	1,491
1.85% 7/30/26	5,110	4,521
2.3% 2/12/21	4,740	4,661
2.55% 2/15/22	2,810	2,747
3% 7/30/46	4,500	3,719
3.15% 9/17/25	9,470	9,298
4.125% 6/1/44	5,700	5,639
5.5% 3/15/19	2,000	2,029
		343,103
Multiline Retail - 0.1%
Dollar Tree, Inc. 3.7% 5/15/23	8,700	8,637
Kohl's Corp. 4.75% 12/15/23	2,128	2,191
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	4,750	4,488
4.3% 2/15/43	4,750	3,574
Nordstrom, Inc.:
4% 3/15/27	4,510	4,410
5% 1/15/44	2,000	1,852
Target Corp.:
3.875% 7/15/20	3,000	3,058
3.9% 11/15/47	8,690	8,251
4% 7/1/42	7,000	6,856
		43,317
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 4.5% 12/1/23	3,750	3,841
AutoZone, Inc.:
3.125% 7/15/23	3,825	3,737
3.25% 4/15/25	4,000	3,826
3.7% 4/15/22	5,500	5,540
3.75% 6/1/27	5,804	5,630
Home Depot, Inc.:
2.25% 9/10/18	5,000	5,000
2.8% 9/14/27	5,000	4,715
3% 4/1/26	10,030	9,674
3.75% 2/15/24	6,725	6,882
3.9% 6/15/47	8,577	8,287
4.2% 4/1/43	1,575	1,594
4.25% 4/1/46	3,280	3,316
4.875% 2/15/44	2,875	3,184
5.875% 12/16/36	10,400	12,770
Lowe's Companies, Inc.:
3.7% 4/15/46	3,500	3,208
4.05% 5/3/47	11,500	11,216
4.625% 4/15/20	2,000	2,040
4.65% 4/15/42	6,500	6,838
O'Reilly Automotive, Inc. 3.85% 6/15/23	2,825	2,850
		104,148
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 3.375% 11/1/46	4,500	4,021

TOTAL CONSUMER DISCRETIONARY		792,506

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	2,825	2,731
2.65% 2/1/21	19,340	19,115
3.3% 2/1/23	10,250	10,169
3.65% 2/1/26	60,530	59,213
4.625% 2/1/44	5,750	5,649
4.7% 2/1/36	4,870	4,937
4.9% 2/1/46	18,180	18,476
Anheuser-Busch InBev Worldwide, Inc.:
2.5% 7/15/22	8,720	8,456
3.75% 1/15/22	8,000	8,127
4.439% 10/6/48	7,394	7,063
4.6% 4/15/48	18,750	18,416
8.2% 1/15/39	2,800	3,994
Constellation Brands, Inc.:
3.5% 5/9/27	10,000	9,455
3.7% 12/6/26	7,550	7,259
Dr. Pepper Snapple Group, Inc. 2% 1/15/20	2,850	2,804
Maple Escrow Subsidiary, Inc. 4.057% 5/25/23 (a)	15,000	15,085
Molson Coors Brewing Co.:
2.1% 7/15/21	4,900	4,721
3% 7/15/26	17,400	15,983
4.2% 7/15/46	13,230	11,760
PepsiCo, Inc.:
2.15% 10/14/20	12,000	11,830
2.25% 5/2/22	12,000	11,675
2.375% 10/6/26	6,750	6,203
3% 10/15/27	18,210	17,436
3.6% 8/13/42	3,000	2,802
4.25% 10/22/44	6,000	6,178
4.45% 4/14/46	5,800	6,125
4.875% 11/1/40	2,300	2,540
The Coca-Cola Co.:
1.55% 9/1/21	3,990	3,833
2.2% 5/25/22	15,000	14,572
2.875% 10/27/25	9,580	9,255
3.15% 11/15/20	3,700	3,725
		329,587
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.75% 5/18/24	6,000	5,847
Kroger Co.:
2.65% 10/15/26	2,850	2,565
3.5% 2/1/26	4,000	3,850
5.15% 8/1/43	2,725	2,723
Sysco Corp.:
3.3% 7/15/26	3,280	3,148
3.75% 10/1/25	5,700	5,657
Walgreen Co. 3.1% 9/15/22	2,850	2,802
Walgreens Boots Alliance, Inc.:
3.45% 6/1/26	5,000	4,764
4.65% 6/1/46	5,500	5,175
Walmart, Inc.:
3.3% 4/22/24	19,000	19,037
3.4% 6/26/23	9,360	9,472
3.7% 6/26/28	12,300	12,413
4.05% 6/29/48	7,680	7,720
4.3% 4/22/44	6,000	6,313
5.625% 4/1/40	2,000	2,469
5.625% 4/15/41	4,600	5,704
6.5% 8/15/37	8,275	11,015
		110,674
Food Products - 0.4%
Campbell Soup Co. 2.5% 8/2/22	4,750	4,493
ConAgra Foods, Inc. 3.2% 1/25/23	8,805	8,558
General Mills, Inc.:
2.2% 10/21/19	7,000	6,949
3.7% 10/17/23	13,950	13,949
4.2% 4/17/28	17,200	17,153
5.65% 2/15/19	13,501	13,669
H.J. Heinz Co.:
3% 6/1/26	13,000	11,854
4.375% 6/1/46	6,830	5,968
5% 7/15/35	3,500	3,451
5.2% 7/15/45	5,180	5,035
Kellogg Co.:
3.125% 5/17/22	1,875	1,854
3.25% 4/1/26	3,720	3,530
4.3% 5/15/28	6,000	6,054
Kraft Foods Group, Inc.:
3.5% 6/6/22	11,650	11,608
5% 6/4/42	2,825	2,710
The J.M. Smucker Co. 2.5% 3/15/20	5,700	5,652
Tyson Foods, Inc. 3.95% 8/15/24	7,575	7,601
Unilever Capital Corp.:
2% 7/28/26	2,000	1,794
2.2% 3/6/19	7,475	7,466
3.1% 7/30/25	2,900	2,832
		142,180
Household Products - 0.1%
Kimberly-Clark Corp.:
1.9% 5/22/19	8,325	8,284
2.4% 3/1/22	5,200	5,072
2.4% 6/1/23	8,000	7,689
3.2% 7/30/46	2,500	2,165
Procter & Gamble Co.:
1.9% 11/1/19	4,000	3,964
2.3% 2/6/22	4,700	4,597
2.85% 8/11/27	4,500	4,324
3.1% 8/15/23	10,000	10,010
		46,105
Personal Products - 0.0%
Colgate-Palmolive Co. 3.25% 3/15/24	10,000	10,027
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,869
3.875% 9/16/46	10,000	8,882
4.25% 8/9/42	9,780	9,113
Bat Capital Corp.:
2.764% 8/15/22 (a)	9,500	9,203
3.222% 8/15/24 (a)	10,300	9,847
3.557% 8/15/27 (a)	9,500	8,898
4.54% 8/15/47 (a)	16,740	15,444
Philip Morris International, Inc.:
1.875% 2/25/21	15,000	14,539
2.125% 5/10/23	3,100	2,925
2.75% 2/25/26	3,750	3,514
3.6% 11/15/23	3,671	3,694
3.875% 8/21/42	4,825	4,396
4.125% 3/4/43	10,000	9,417
4.5% 3/26/20	2,000	2,048
4.875% 11/15/43	6,000	6,226
6.375% 5/16/38	1,450	1,751
Reynolds American, Inc.:
4.45% 6/12/25	7,060	7,156
4.85% 9/15/23	1,800	1,877
5.85% 8/15/45	4,240	4,622
7.25% 6/15/37	7,220	9,060
		139,481

TOTAL CONSUMER STAPLES		778,054

ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Baker Hughes A Ge Co. LLC 5.125% 9/15/40	2,000	2,121
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	3,800	3,527
Halliburton Co.:
3.8% 11/15/25	10,380	10,359
5% 11/15/45	7,540	8,015
7.45% 9/15/39	1,500	2,008
		26,030
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.:
3.45% 7/15/24	5,000	4,848
4.85% 3/15/21	10,145	10,460
6.2% 3/15/40	2,000	2,254
6.45% 9/15/36	2,675	3,103
6.6% 3/15/46	4,650	5,596
Apache Corp. 5.1% 9/1/40	3,000	2,987
Boardwalk Pipelines LP 4.95% 12/15/24	4,750	4,849
BP Capital Markets PLC:
2.241% 9/26/18	4,775	4,775
2.315% 2/13/20	1,800	1,785
2.5% 11/6/22	3,000	2,906
2.521% 1/15/20	6,000	5,971
3.017% 1/16/27	9,500	9,021
3.062% 3/17/22	3,750	3,727
3.245% 5/6/22	7,750	7,735
3.279% 9/19/27	12,740	12,317
4.5% 10/1/20	2,000	2,057
4.75% 3/10/19	1,000	1,011
Canadian Natural Resources Ltd.:
3.9% 2/1/25	1,875	1,862
4.95% 6/1/47	6,400	6,706
6.25% 3/15/38	6,850	8,053
Cenovus Energy, Inc.:
3% 8/15/22	1,700	1,635
3.8% 9/15/23	1,750	1,719
4.25% 4/15/27	9,500	9,176
5.4% 6/15/47	9,400	9,316
6.75% 11/15/39	2,000	2,285
Chevron Corp.:
1.961% 3/3/20	8,625	8,522
2.1% 5/16/21	13,750	13,450
2.193% 11/15/19	11,400	11,332
2.954% 5/16/26	11,000	10,572
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	3,043	3,034
4.5% 6/1/25	3,325	3,358
ConocoPhillips Co.:
4.95% 3/15/26	24,550	26,543
5.95% 3/15/46	6,000	7,661
6.5% 2/1/39	7,529	9,761
DCP Midstream Operating LP 3.875% 3/15/23	3,775	3,681
Devon Energy Corp.:
3.25% 5/15/22	4,000	3,941
5% 6/15/45	3,500	3,530
5.6% 7/15/41	2,875	3,092
Ecopetrol SA:
5.375% 6/26/26	4,740	4,894
5.875% 5/28/45	3,800	3,767
7.375% 9/18/43	4,940	5,558
Enbridge Energy Partners LP 4.2% 9/15/21	8,700	8,791
Enbridge, Inc.:
3.5% 6/10/24	2,825	2,774
5.5% 12/1/46	14,490	16,249
Encana Corp.:
3.9% 11/15/21	4,900	4,939
6.5% 2/1/38	5,000	5,933
Energy Transfer Partners LP:
3.6% 2/1/23	8,550	8,429
4.15% 10/1/20	4,500	4,560
4.95% 6/15/28	9,430	9,620
5.15% 3/15/45	8,000	7,592
6% 6/15/48	9,853	10,457
Enterprise Products Operating LP:
3.7% 2/15/26	1,770	1,748
3.95% 2/15/27	25,880	25,890
4.05% 2/15/22	9,325	9,511
4.25% 2/15/48	3,800	3,574
4.85% 8/15/42	2,500	2,556
4.85% 3/15/44	5,000	5,115
4.9% 5/15/46	4,280	4,416
5.7% 2/15/42	2,000	2,257
7.55% 4/15/38	2,000	2,656
EOG Resources, Inc.:
4.15% 1/15/26	5,600	5,754
5.625% 6/1/19	1,000	1,021
Equinor ASA:
2.25% 11/8/19	8,000	7,954
3.7% 3/1/24	3,650	3,704
5.1% 8/17/40	2,000	2,283
Exxon Mobil Corp.:
2.726% 3/1/23	10,000	9,838
3.043% 3/1/26	8,330	8,127
3.567% 3/6/45	6,650	6,211
Hess Corp.:
3.5% 7/15/24	3,800	3,615
5.6% 2/15/41	3,400	3,443
Kinder Morgan Energy Partners LP:
2.65% 2/1/19	3,425	3,422
3.45% 2/15/23	12,200	12,028
3.5% 9/1/23	2,000	1,968
3.95% 9/1/22	7,000	7,073
5% 3/1/43	1,000	970
5.5% 3/1/44	6,997	7,146
5.625% 9/1/41	1,000	1,024
6.55% 9/15/40	3,000	3,384
Kinder Morgan, Inc.:
5.2% 3/1/48	4,000	3,985
5.3% 12/1/34	8,550	8,722
Magellan Midstream Partners LP:
4.25% 9/15/46	5,500	5,222
5% 3/1/26	3,000	3,188
6.55% 7/15/19	4,592	4,733
Marathon Oil Corp.:
3.85% 6/1/25	7,000	6,879
5.2% 6/1/45	5,000	5,257
Marathon Petroleum Corp.:
5.125% 3/1/21	1,000	1,040
6.5% 3/1/41	1,000	1,180
MPLX LP:
4.125% 3/1/27	9,450	9,245
4.7% 4/15/48	19,500	18,222
5.2% 3/1/47	6,120	6,105
Nexen, Inc. 5.875% 3/10/35	3,710	4,298
Noble Energy, Inc. 4.95% 8/15/47	13,800	13,458
Occidental Petroleum Corp.:
2.7% 2/15/23	6,000	5,839
3.125% 2/15/22	2,000	1,991
3.4% 4/15/26	3,400	3,367
4.1% 2/15/47	2,820	2,766
4.4% 4/15/46	5,100	5,237
ONEOK Partners LP 3.375% 10/1/22	5,000	4,939
ONEOK, Inc. 4.95% 7/13/47	5,850	5,839
Petro-Canada 6.8% 5/15/38	8,445	10,818
Petroleos Mexicanos:
3.5% 1/30/23	6,725	6,337
4.625% 9/21/23	10,420	10,241
4.875% 1/24/22	18,010	18,114
5.35% 2/12/28 (a)	9,680	9,031
5.5% 6/27/44	2,748	2,272
5.625% 1/23/46	5,680	4,680
6.35% 2/12/48 (a)	16,400	14,555
6.375% 1/23/45	10,400	9,317
6.5% 3/13/27	17,020	17,231
6.75% 9/21/47	13,236	12,252
Phillips 66 Co.:
4.875% 11/15/44	1,000	1,034
5.875% 5/1/42	9,500	10,946
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	7,200	6,922
4.65% 10/15/25	12,250	12,389
4.9% 2/15/45	1,900	1,772
5.75% 1/15/20	1,000	1,030
6.65% 1/15/37	2,795	3,129
Shell International Finance BV:
1.75% 9/12/21	6,500	6,264
2.125% 5/11/20	8,300	8,205
2.375% 8/21/22	3,000	2,918
3.25% 5/11/25	4,160	4,103
4% 5/10/46	4,000	3,926
4.375% 5/11/45	13,300	13,708
6.375% 12/15/38	4,200	5,452
Spectra Energy Partners LP:
2.95% 9/25/18	2,877	2,878
3.375% 10/15/26	16,310	15,444
4.75% 3/15/24	4,825	5,000
Suncor Energy, Inc.:
4% 11/15/47	5,000	4,694
6.85% 6/1/39	2,000	2,565
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	7,520	7,202
5.3% 4/1/44	5,800	5,566
5.4% 10/1/47	5,500	5,378
The Williams Companies, Inc.:
4.55% 6/24/24	5,675	5,792
5.75% 6/24/44	1,900	2,043
Total Capital International SA:
2.1% 6/19/19	4,275	4,259
2.7% 1/25/23	1,900	1,853
2.75% 6/19/21	6,000	5,960
2.875% 2/17/22	4,175	4,139
3.75% 4/10/24	2,000	2,035
TransCanada PipeLines Ltd.:
2.5% 8/1/22	5,000	4,821
4.875% 1/15/26	5,000	5,252
4.875% 5/15/48	4,920	5,052
6.1% 6/1/40	6,700	7,697
Transcontinental Gas Pipe Line Co. LLC:
4.45% 8/1/42	7,750	7,389
4.6% 3/15/48 (a)	4,000	3,929
Valero Energy Corp. 6.625% 6/15/37	5,420	6,548
Western Gas Partners LP:
4% 7/1/22	3,000	2,986
4.5% 3/1/28	7,000	6,873
5.3% 3/1/48	7,000	6,669
Williams Partners LP:
3.35% 8/15/22	2,800	2,755
3.75% 6/15/27	23,360	22,404
3.9% 1/15/25	3,525	3,487
		953,710

TOTAL ENERGY		979,740

FINANCIALS - 8.1%
Banks - 4.4%
Australia & New Zealand Banking Group Ltd. 3.7% 11/16/25	6,640	6,638
Bank of America Corp.:
2.503% 10/21/22	9,000	8,656
2.6% 1/15/19	545	545
2.625% 4/19/21	7,000	6,889
2.65% 4/1/19	17,925	17,932
3.004% 12/20/23 (b)	10,595	10,314
3.248% 10/21/27	3,750	3,522
3.366% 1/23/26 (b)	10,600	10,235
3.419% 12/20/28 (b)	18,125	17,079
3.593% 7/21/28 (b)	11,100	10,624
3.705% 4/24/28 (b)	8,800	8,508
3.864% 7/23/24 (b)	24,300	24,412
4% 4/1/24	4,864	4,942
4% 1/22/25	6,000	5,931
4.1% 7/24/23	7,000	7,175
4.183% 11/25/27	5,150	5,030
4.2% 8/26/24	8,500	8,540
4.25% 10/22/26	4,000	3,971
4.271% 7/23/29 (b)	18,010	18,132
4.443% 1/20/48 (b)	15,250	15,225
4.45% 3/3/26	13,000	13,028
5% 1/21/44	5,370	5,803
Bank of Montreal 2.375% 1/25/19	3,700	3,697
Bank of Nova Scotia:
4.375% 1/13/21	1,000	1,026
4.5% 12/16/25	15,880	16,085
Barclays PLC:
2.75% 11/8/19	10,000	9,947
3.25% 1/12/21	7,500	7,414
4.337% 1/10/28	5,600	5,360
4.375% 1/12/26	5,000	4,884
4.836% 5/9/28	9,600	9,117
4.95% 1/10/47	6,000	5,656
5.25% 8/17/45	5,600	5,537
BB&T Corp. 2.75% 4/1/22	8,870	8,712
BNP Paribas 2.375% 5/21/20	11,600	11,451
BPCE SA:
2.25% 1/27/20	4,000	3,945
2.5% 7/15/19	12,100	12,045
4% 4/15/24	2,000	2,027
Branch Banking & Trust Co. 3.8% 10/30/26	3,000	2,998
Capital One NA:
2.25% 9/13/21	9,000	8,673
2.4% 9/5/19	7,000	6,964
Citigroup, Inc.:
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (b)(c)	11,250	10,607
2.35% 8/2/21	21,100	20,527
2.5% 9/26/18	750	750
2.5% 7/29/19	7,400	7,384
2.55% 4/8/19	3,700	3,697
2.75% 4/25/22	14,590	14,218
3.142% 1/24/23 (b)	23,000	22,669
3.668% 7/24/28 (b)	7,580	7,252
3.7% 1/12/26	11,130	10,869
3.887% 1/10/28 (b)	4,500	4,382
4.125% 7/25/28	15,440	14,963
4.4% 6/10/25	4,000	4,008
4.6% 3/9/26	6,000	6,054
4.75% 5/18/46	7,870	7,759
5.3% 5/6/44	2,000	2,127
5.5% 9/13/25	5,000	5,326
5.875% 1/30/42	1,675	1,957
8.125% 7/15/39	8,000	11,491
Citizens Bank NA 2.65% 5/26/22	20,380	19,718
Citizens Financial Group, Inc.:
2.375% 7/28/21	4,359	4,216
4.3% 12/3/25	1,891	1,883
Comerica, Inc. 3.8% 7/22/26	3,650	3,549
Commonwealth Bank of Australia 2.3% 3/12/20	7,550	7,471
Corporacion Andina de Fomento 4.375% 6/15/22	14,100	14,536
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	12,530	12,534
3.8% 6/9/23	20,000	19,875
4.55% 4/17/26	8,500	8,604
4.875% 5/15/45	5,000	5,129
Credit Suisse New York Branch:
3% 10/29/21	3,000	2,968
3.625% 9/9/24	3,425	3,397
Discover Bank:
3.45% 7/27/26	12,750	11,991
4.2% 8/8/23	7,000	7,063
Export-Import Bank of Korea:
2.875% 1/21/25	7,600	7,174
5% 4/11/22	6,170	6,464
Fifth Third Bancorp:
2.6% 6/15/22	7,480	7,242
3.5% 3/15/22	1,650	1,654
8.25% 3/1/38	2,079	2,868
HSBC Holdings PLC:
2.65% 1/5/22	21,000	20,434
3.4% 3/8/21	10,600	10,601
3.9% 5/25/26	11,000	10,821
4.25% 8/18/25	5,600	5,562
4.375% 11/23/26	28,700	28,465
4.875% 1/14/22	10,100	10,533
5.1% 4/5/21	2,800	2,917
5.25% 3/14/44	4,600	4,817
6.5% 9/15/37	10,500	12,533
HSBC U.S.A., Inc.:
2.25% 6/23/19	6,625	6,604
2.625% 9/24/18	7,500	7,501
3.5% 6/23/24	7,000	6,924
Huntington Bancshares, Inc.:
2.3% 1/14/22	18,000	17,323
3.15% 3/14/21	9,500	9,457
Japan Bank International Cooperation:
1.75% 5/29/19	15,100	14,989
1.875% 7/21/26	3,800	3,440
2.125% 2/10/25	2,000	1,871
2.25% 11/4/26	5,230	4,848
2.375% 11/16/22	11,486	11,122
2.75% 1/21/26	3,170	3,060
2.875% 6/1/27	7,600	7,366
3.125% 7/20/21	3,948	3,951
3.25% 7/20/28	9,000	8,974
JPMorgan Chase & Co.:
2.25% 1/23/20	8,875	8,785
2.35% 1/28/19	23,000	22,992
2.776% 4/25/23 (b)	5,000	4,872
2.95% 10/1/26	25,230	23,610
3.25% 9/23/22	4,000	3,977
3.3% 4/1/26	9,000	8,678
3.375% 5/1/23	1,900	1,869
3.54% 5/1/28 (b)	17,000	16,306
3.559% 4/23/24 (b)	10,000	9,951
3.797% 7/23/24 (b)	13,850	13,897
3.875% 9/10/24	7,725	7,675
3.882% 7/24/38 (b)	4,500	4,195
3.964% 11/15/48 (b)	9,400	8,642
4.005% 4/23/29 (b)	9,460	9,362
4.125% 12/15/26	5,875	5,865
4.203% 7/23/29 (b)	18,740	18,802
4.35% 8/15/21	2,000	2,060
4.5% 1/24/22	13,000	13,474
4.625% 5/10/21	1,500	1,553
4.85% 2/1/44	5,000	5,284
4.95% 6/1/45	2,550	2,686
5.5% 10/15/40	5,700	6,480
5.6% 7/15/41	1,500	1,740
5.625% 8/16/43	5,000	5,689
6.3% 4/23/19	10,000	10,231
KeyBank NA 3.4% 5/20/26	5,000	4,775
KeyCorp. 2.9% 9/15/20	5,800	5,765
Lloyds Bank PLC:
3.5% 5/14/25	8,600	8,466
4.344% 1/9/48	15,000	13,196
4.65% 3/24/26	8,600	8,500
Lloyds Banking Group PLC 3.1% 7/6/21	10,000	9,889
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	5,000	4,815
2.998% 2/22/22	9,200	9,045
3.85% 3/1/26	6,580	6,560
3.961% 3/2/28	22,000	22,041
Mizuho Financial Group, Inc.:
2.953% 2/28/22	8,600	8,433
3.549% 3/5/23	12,000	11,949
National Australia Bank Ltd. 2.5% 5/22/22	10,000	9,654
Nordic Investment Bank 2.125% 2/1/22	3,800	3,702
Oesterreichische Kontrollbank 2.375% 10/1/21	4,725	4,655
Osterreichische Kontrollbank AG:
1.125% 4/26/19	3,300	3,270
2.875% 9/7/21	4,205	4,203
PNC Bank NA:
2.6% 7/21/20	6,680	6,625
2.625% 2/17/22	12,000	11,741
PNC Financial Services Group, Inc. 3.9% 4/29/24	5,650	5,664
PNC Funding Corp. 6.7% 6/10/19	2,500	2,575
Rabobank (Netherlands) NV:
3.95% 11/9/22	5,300	5,315
4.5% 1/11/21	1,000	1,028
5.25% 5/24/41	3,000	3,438
Rabobank Nederland:
3.75% 7/21/26	19,250	18,359
4.375% 8/4/25	6,000	5,981
Rabobank Nederland New York Branch:
2.75% 1/10/23	17,000	16,474
3.375% 5/21/25	3,750	3,698
Regions Financial Corp.:
2.75% 8/14/22	7,580	7,350
3.2% 2/8/21	22,090	22,004
Royal Bank of Canada:
2.15% 3/6/20	6,575	6,499
2.75% 2/1/22	13,000	12,788
4.65% 1/27/26	12,990	13,353
Royal Bank of Scotland Group PLC:
3.875% 9/12/23	3,800	3,703
4.8% 4/5/26	6,600	6,690
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	10,920	10,611
Societe Generale SA 2.625% 10/1/18	3,750	3,751
Sumitomo Mitsui Banking Corp.:
2.25% 7/11/19	5,725	5,700
2.45% 1/16/20	5,000	4,954
3.4% 7/11/24	5,725	5,650
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	15,000	14,565
2.778% 10/18/22	7,550	7,309
2.784% 7/12/22	10,490	10,217
2.846% 1/11/22	10,600	10,387
3.102% 1/17/23	9,000	8,825
SunTrust Banks, Inc.:
2.35% 11/1/18	3,000	3,000
2.5% 5/1/19	2,000	1,999
3.3% 5/15/26	7,600	7,236
Svenska Handelsbanken AB 2.5% 1/25/19	11,750	11,751
Synchrony Bank 3% 6/15/22	7,000	6,738
The Toronto-Dominion Bank 2.5% 12/14/20	14,020	13,824
U.S. Bancorp:
2.625% 1/24/22	13,875	13,607
3.1% 4/27/26	9,000	8,578
4.125% 5/24/21	3,000	3,072
Wells Fargo & Co.:
2.1% 7/26/21	10,000	9,665
2.6% 7/22/20	7,640	7,570
2.625% 7/22/22	14,780	14,304
3% 10/23/26	20,330	18,991
3.3% 9/9/24	4,625	4,526
3.45% 2/13/23	3,675	3,621
3.55% 9/29/25	4,240	4,158
3.9% 5/1/45	4,760	4,429
4.1% 6/3/26	3,225	3,202
4.4% 6/14/46	7,140	6,712
4.48% 1/16/24	3,816	3,928
4.75% 12/7/46	16,000	15,846
4.9% 11/17/45	2,770	2,797
5.375% 11/2/43	1,850	1,984
5.606% 1/15/44	11,380	12,714
Westpac Banking Corp.:
2% 8/19/21	8,580	8,274
2.3% 5/26/20	3,000	2,959
2.5% 6/28/22	25,430	24,548
2.85% 5/13/26	4,750	4,450
4.875% 11/19/19	3,700	3,787
Zions Bancorp. 4.5% 6/13/23	207	210
		1,678,485
Capital Markets - 1.5%
Affiliated Managers Group, Inc. 3.5% 8/1/25	4,750	4,623
Bank New York Mellon Corp.:
2.6% 2/7/22	10,000	9,793
2.8% 5/4/26	5,630	5,342
2.95% 1/29/23	15,000	14,737
BlackRock, Inc.:
3.5% 3/18/24	2,900	2,932
4.25% 5/24/21	6,500	6,714
Brighthouse Financial, Inc. 4.7% 6/22/47	9,500	7,941
Deutsche Bank AG 4.5% 4/1/25	3,000	2,806
Deutsche Bank AG New York Branch:
2.95% 8/20/20	9,800	9,637
3.3% 11/16/22	9,200	8,743
4.1% 1/13/26	21,800	20,846
Eaton Vance Corp. 3.625% 6/15/23	2,825	2,835
Franklin Resources, Inc. 2.85% 3/30/25	3,800	3,621
Goldman Sachs Group, Inc.:
2.35% 11/15/21	27,450	26,607
2.55% 10/23/19	11,000	10,959
2.625% 1/31/19	12,850	12,848
3% 4/26/22	16,720	16,426
3.2% 2/23/23	23,170	22,759
3.5% 1/23/25	5,000	4,866
3.625% 1/22/23	9,000	8,992
3.75% 2/25/26	5,820	5,698
3.85% 7/8/24	3,800	3,790
3.85% 1/26/27	30,240	29,422
4.25% 10/21/25	5,000	4,973
4.75% 10/21/45	15,780	16,014
5.25% 7/27/21	4,500	4,723
5.75% 1/24/22	4,300	4,597
5.95% 1/15/27	15,000	16,553
6% 6/15/20	1,650	1,728
6.75% 10/1/37	14,860	17,933
IntercontinentalExchange, Inc.:
2.5% 10/15/18	4,675	4,675
3.75% 12/1/25	5,750	5,784
3.75% 9/21/28	9,330	9,308
4% 10/15/23	3,750	3,849
Lazard Group LLC 4.25% 11/14/20	2,650	2,698
Merrill Lynch & Co., Inc. 7.75% 5/14/38	4,175	5,681
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.45% 4/22/39 (b)(c)	7,560	7,535
2.375% 7/23/19	7,550	7,522
2.5% 1/24/19	6,000	5,999
2.625% 11/17/21	17,380	16,972
2.65% 1/27/20	11,000	10,939
2.75% 5/19/22	12,000	11,699
3.125% 1/23/23	36,200	35,575
3.125% 7/27/26	5,600	5,232
3.591% 7/22/28 (b)	8,500	8,092
3.7% 10/23/24	6,000	5,948
3.75% 2/25/23	6,775	6,818
3.875% 4/29/24	14,680	14,753
3.875% 1/27/26	5,250	5,177
3.95% 4/23/27	19,030	18,331
3.971% 7/22/38 (b)	6,250	5,850
4.3% 1/27/45	2,000	1,926
4.375% 1/22/47	11,100	10,862
5.5% 7/28/21	3,400	3,596
5.625% 9/23/19	2,000	2,056
5.75% 1/25/21	5,000	5,279
6.375% 7/24/42	2,900	3,611
7.25% 4/1/32	1,000	1,279
7.3% 5/13/19	3,000	3,092
State Street Corp. 2.65% 5/19/26	7,550	7,089
The Bank of New York Mellon Corp.:
2.6% 8/17/20	9,400	9,329
5.45% 5/15/19	2,000	2,039
Thomson Reuters Corp.:
3.35% 5/15/26	7,000	6,540
4.7% 10/15/19	4,000	4,066
		568,659
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	9,450	9,303
3.65% 7/21/27	4,500	4,168
3.875% 1/23/28	15,700	14,712
4.45% 10/1/25	9,850	9,851
4.5% 5/15/21	14,100	14,339
4.625% 7/1/22	9,450	9,667
American Express Co.:
2.5% 8/1/22	12,560	12,092
4.05% 12/3/42	6,975	6,922
Capital One Bank U.S.A. NA 3.375% 2/15/23	2,424	2,371
Capital One Financial Corp.:
3.2% 1/30/23	13,920	13,580
3.75% 7/28/26	9,750	9,150
3.75% 3/9/27	23,200	22,129
3.8% 1/31/28	13,000	12,371
4.75% 7/15/21	4,000	4,140
Caterpillar Financial Services Corp.:
1.7% 8/9/21	9,390	9,064
2% 3/5/20	3,900	3,852
2.1% 6/9/19	1,600	1,594
2.25% 12/1/19	6,600	6,565
2.4% 8/9/26	2,850	2,618
2.85% 6/1/22	4,000	3,952
Discover Financial Services 5.2% 4/27/22	1,000	1,040
Ford Motor Credit Co. LLC:
2.375% 3/12/19	2,425	2,416
2.875% 10/1/18	1,575	1,575
3.2% 1/15/21	3,600	3,534
3.219% 1/9/22	3,500	3,380
3.336% 3/18/21	4,250	4,164
3.815% 11/2/27	10,630	9,561
4.134% 8/4/25	7,000	6,608
4.25% 9/20/22	1,800	1,785
4.375% 8/6/23	4,000	3,952
4.389% 1/8/26	3,290	3,118
5.875% 8/2/21	11,375	11,881
Synchrony Financial:
2.7% 2/3/20	8,000	7,918
3% 8/15/19	5,675	5,665
3.7% 8/4/26	4,723	4,279
Toyota Motor Credit Corp.:
1.9% 4/8/21	2,000	1,943
2.1% 1/17/19	6,000	5,991
2.125% 7/18/19	10,400	10,359
2.15% 3/12/20	6,750	6,682
2.6% 1/11/22	8,000	7,861
2.7% 1/11/23	10,000	9,762
2.75% 5/17/21	2,600	2,580
		288,494
Diversified Financial Services - 1.0%
AB Svensk Exportkredit 1.25% 4/12/19	7,540	7,484
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	11,870	12,019
5.75% 1/15/40	5,000	6,049
Berkshire Hathaway, Inc.:
3.125% 3/15/26	11,500	11,182
4.5% 2/11/43	2,000	2,110
Brixmor Operating Partnership LP:
3.25% 9/15/23	4,690	4,510
3.9% 3/15/27	5,640	5,402
4.125% 6/15/26	7,550	7,373
Broadcom Corp./Broadcom Cayman LP:
3% 1/15/22	12,250	11,944
3.5% 1/15/28	7,000	6,320
3.875% 1/15/27	8,100	7,573
GE Capital International Funding Co.:
2.342% 11/15/20	5,694	5,577
3.373% 11/15/25	10,000	9,675
4.418% 11/15/35	20,239	19,472
General Electric Capital Corp.:
4.65% 10/17/21	2,005	2,087
5.875% 1/14/38	4,474	5,107
6.875% 1/10/39	1,146	1,446
ING U.S., Inc. 5.7% 7/15/43	3,750	4,204
International Finance Corp. 2.25% 1/25/21	1,870	1,846
KfW:
1.5% 2/6/19	4,200	4,185
1.5% 4/20/20	2,825	2,770
1.5% 6/15/21	29,860	28,799
1.75% 10/15/19	15,575	15,427
1.875% 4/1/19	16,930	16,877
1.875% 6/30/20	5,670	5,582
2% 5/2/25	3,825	3,606
2.125% 3/7/22	8,182	7,973
2.125% 1/17/23	12,000	11,610
2.375% 12/29/22	17,739	17,342
2.5% 11/20/24	10,425	10,154
2.75% 10/1/20	4,175	4,172
2.875% 4/3/28	15,360	15,232
4% 1/27/20	3,000	3,053
4.875% 6/17/19	25,000	25,457
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	8,500	7,754
2.5% 11/15/27	8,840	8,459
Svensk Exportkredit AB 2.375% 3/9/22	5,600	5,486
Voya Financial, Inc. 3.65% 6/15/26	15,789	15,223
		340,541
Insurance - 0.5%
ACE INA Holdings, Inc.:
3.35% 5/3/26	4,220	4,144
4.35% 11/3/45	4,000	4,154
5.9% 6/15/19	3,000	3,072
AFLAC, Inc. 4% 10/15/46	3,780	3,595
Allstate Corp.:
3.28% 12/15/26	4,720	4,588
4.2% 12/15/46	7,560	7,490
American International Group, Inc.:
3.375% 8/15/20	5,775	5,789
3.75% 7/10/25	2,850	2,788
3.875% 1/15/35	2,700	2,449
3.9% 4/1/26	3,770	3,699
4.2% 4/1/28	10,000	9,931
4.5% 7/16/44	8,875	8,457
4.75% 4/1/48	4,000	3,950
4.875% 6/1/22	9,000	9,430
6.4% 12/15/20	2,900	3,101
Aon PLC:
3.5% 6/14/24	2,000	1,961
4% 11/27/23	3,000	3,056
4.6% 6/14/44	1,600	1,597
4.75% 5/15/45	5,880	5,963
Baylor Scott & White Holdings 3.967% 11/15/46	2,500	2,440
Hartford Financial Services Group, Inc.:
4.4% 3/15/48	9,710	9,533
5.125% 4/15/22	4,750	5,011
Lincoln National Corp. 3.625% 12/12/26	6,000	5,816
Marsh & McLennan Companies, Inc.:
2.35% 9/10/19	3,850	3,831
2.35% 3/6/20	4,750	4,689
2.55% 10/15/18	5,800	5,797
3.5% 6/3/24	1,900	1,888
4.05% 10/15/23	6,775	6,912
4.2% 3/1/48	4,870	4,804
4.35% 1/30/47	2,800	2,830
MetLife, Inc.:
4.6% 5/13/46	2,000	2,051
4.721% 12/15/44 (b)	5,000	5,198
5.875% 2/6/41	2,400	2,853
Principal Financial Group, Inc. 4.3% 11/15/46	8,000	7,770
Progressive Corp. 2.45% 1/15/27	4,740	4,341
Prudential Financial, Inc.:
3.878% 3/27/28	6,400	6,416
3.905% 12/7/47	550	505
3.935% 12/7/49	10,719	9,856
4.418% 3/27/48	6,350	6,418
5.7% 12/14/36	380	440
7.375% 6/15/19	3,000	3,106
The Chubb Corp. 6.5% 5/15/38	3,510	4,567
The Travelers Companies, Inc.:
4.3% 8/25/45	1,460	1,479
6.25% 6/15/37	8,350	10,524
		208,289

TOTAL FINANCIALS		3,084,468

HEALTH CARE - 2.6%
Biotechnology - 0.4%
AbbVie, Inc.:
2.3% 5/14/21	2,730	2,661
2.5% 5/14/20	7,100	7,034
2.9% 11/6/22	5,700	5,560
3.6% 5/14/25	9,000	8,785
4.3% 5/14/36	6,260	6,021
4.4% 11/6/42	4,775	4,469
4.45% 5/14/46	7,000	6,610
4.7% 5/14/45	8,980	8,763
Amgen, Inc.:
2.2% 5/22/19	11,425	11,390
2.6% 8/19/26	10,500	9,599
3.125% 5/1/25	2,000	1,922
3.875% 11/15/21	9,600	9,765
4.4% 5/1/45	4,000	3,871
4.663% 6/15/51	12,474	12,438
Celgene Corp.:
2.875% 8/15/20	3,000	2,985
3.875% 8/15/25	9,500	9,362
4.35% 11/15/47	5,500	5,022
4.55% 2/20/48	5,000	4,719
5% 8/15/45	4,300	4,263
Gilead Sciences, Inc.:
2.55% 9/1/20	4,740	4,698
3.65% 3/1/26	6,180	6,118
4.15% 3/1/47	12,440	11,851
4.75% 3/1/46	11,000	11,436
		159,342
Health Care Equipment & Supplies - 0.4%
Abbott Laboratories:
2.9% 11/30/21	11,350	11,227
3.75% 11/30/26	12,300	12,195
4.75% 11/30/36	4,500	4,787
4.9% 11/30/46	10,400	11,301
Becton, Dickinson & Co.:
2.675% 12/15/19	5,854	5,824
3.7% 6/6/27	6,740	6,454
4.685% 12/15/44	13,900	13,642
Boston Scientific Corp. 4% 3/1/28	20,000	19,901
Danaher Corp. 2.4% 9/15/20	7,361	7,273
Medtronic Global Holdings SCA 3.35% 4/1/27	14,650	14,398
Medtronic, Inc.:
2.5% 3/15/20	22,100	21,957
4.625% 3/15/45	12,925	13,827
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	11,380	10,971
		153,757
Health Care Providers & Services - 0.9%
Aetna, Inc.:
4.125% 6/1/21	7,000	7,136
4.125% 11/15/42	4,411	4,114
Anthem, Inc.:
3.65% 12/1/27	23,000	21,904
4.375% 12/1/47	4,500	4,200
Cardinal Health, Inc. 4.368% 6/15/47	13,890	12,131
Catholic Health Initiatives 4.35% 11/1/42	2,000	1,881
Childrens Hosp Medical Ctr 4.268% 5/15/44	3,320	3,437
Cigna Corp. 4% 2/15/22	4,600	4,661
CVS Health Corp.:
2.25% 8/12/19	3,750	3,730
2.8% 7/20/20	8,400	8,342
2.875% 6/1/26	7,500	6,885
3.7% 3/9/23	21,075	21,018
3.875% 7/20/25	4,660	4,601
4.1% 3/25/25	17,150	17,170
4.3% 3/25/28	23,900	23,720
4.875% 7/20/35	3,100	3,139
5.05% 3/25/48	27,400	27,768
5.125% 7/20/45	8,810	8,992
5.3% 12/5/43	4,391	4,627
Express Scripts Holding Co.:
2.25% 6/15/19	3,800	3,785
3% 7/15/23	10,000	9,586
4.5% 2/25/26	11,660	11,773
4.8% 7/15/46	7,600	7,314
6.125% 11/15/41	3,000	3,318
Express Scripts, Inc. 7.25% 6/15/19	2,000	2,066
Humana, Inc. 4.95% 10/1/44	2,500	2,616
Kaiser Foundation Hospitals 4.875% 4/1/42	1,800	2,038
McKesson Corp.:
3.796% 3/15/24	5,000	4,970
4.883% 3/15/44	5,000	5,029
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	3,000	3,073
New York & Presbyterian Hospital:
4.024% 8/1/45	3,500	3,490
4.063% 8/1/56	2,630	2,604
NYU Hospitals Center 4.784% 7/1/44	7,600	8,166
Partners Healthcare System, Inc. 4.117% 7/1/55	3,500	3,394
UnitedHealth Group, Inc.:
1.625% 3/15/19	4,878	4,854
2.3% 12/15/19	8,625	8,573
2.7% 7/15/20	6,000	5,983
2.875% 12/15/21	2,575	2,553
3.375% 4/15/27	5,400	5,284
3.5% 6/15/23	8,900	8,958
3.75% 7/15/25	3,500	3,535
3.75% 10/15/47	9,560	8,919
3.85% 6/15/28	11,610	11,727
4.2% 1/15/47	3,600	3,594
4.375% 3/15/42	11,800	12,167
4.75% 7/15/45	1,670	1,806
WellPoint, Inc.:
3.3% 1/15/23	2,000	1,981
4.625% 5/15/42	2,600	2,519
4.65% 1/15/43	2,000	1,959
		347,090
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	4,670	4,547
4.15% 2/1/24	4,379	4,480
5.3% 2/1/44	5,820	6,489
		15,516
Pharmaceuticals - 0.9%
Actavis Funding SCS:
3% 3/12/20	27,100	27,026
3.45% 3/15/22	18,025	17,886
3.8% 3/15/25	8,820	8,736
4.55% 3/15/35	6,650	6,520
4.75% 3/15/45	6,330	6,289
Allergan PLC 3.25% 10/1/22	3,000	2,941
AstraZeneca PLC:
4.375% 11/16/45	7,540	7,510
6.45% 9/15/37	3,250	4,067
Bayer U.S. Finance II LLC:
2.125% 7/15/19 (a)	7,458	7,412
2.75% 7/15/21 (a)	6,357	6,190
2.85% 4/15/25 (a)	3,825	3,505
3.95% 4/15/45 (a)	1,390	1,190
Bristol-Myers Squibb Co. 3.25% 8/1/42	2,800	2,479
Eli Lilly & Co. 3.95% 5/15/47	5,500	5,509
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	7,218	9,269
Johnson & Johnson:
1.65% 3/1/21	3,770	3,662
2.45% 3/1/26	5,590	5,285
3.4% 1/15/38	9,330	8,798
3.5% 1/15/48	6,000	5,611
3.625% 3/3/37	4,000	3,918
4.5% 12/5/43	6,625	7,292
4.85% 5/15/41	4,260	4,901
Merck & Co., Inc.:
1.85% 2/10/20	9,000	8,893
2.4% 9/15/22	2,000	1,950
3.6% 9/15/42	2,000	1,917
3.7% 2/10/45	6,400	6,181
3.875% 1/15/21	1,000	1,022
5% 6/30/19	5,970	6,086
Mylan NV:
3.15% 6/15/21	2,000	1,970
3.95% 6/15/26	2,830	2,684
5.2% 4/15/48 (a)	3,000	2,803
5.25% 6/15/46	3,300	3,087
Novartis Capital Corp.:
2.4% 5/17/22	11,600	11,295
2.4% 9/21/22	3,750	3,637
3% 11/20/25	10,470	10,120
3.1% 5/17/27	5,890	5,683
3.7% 9/21/42	2,825	2,742
4% 11/20/45	5,240	5,282
Perrigo Co. PLC 3.5% 3/15/21	1,686	1,675
Perrigo Finance PLC:
4.375% 3/15/26	3,100	3,036
4.9% 12/15/44	2,268	2,100
Pfizer, Inc.:
3% 12/15/26	6,700	6,501
4% 12/15/36	9,500	9,661
4.125% 12/15/46	3,290	3,330
4.4% 5/15/44	4,190	4,375
7.2% 3/15/39	5,400	7,494
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	11,340	10,958
2.875% 9/23/23	9,450	9,019
3.2% 9/23/26	39,180	36,490
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	14,100	13,184
2.8% 7/21/23	11,370	10,061
Zoetis, Inc.:
3.25% 2/1/23	5,000	4,937
3.95% 9/12/47	2,000	1,850
4.7% 2/1/43	1,300	1,334
		357,353

TOTAL HEALTH CARE		1,033,058

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	5,800	5,788
3.375% 5/15/23	9,500	9,543
3.75% 5/15/28	9,400	9,535
Lockheed Martin Corp.:
3.55% 1/15/26	7,600	7,549
4.09% 9/15/52	9,558	9,111
Northrop Grumman Corp.:
3.25% 1/15/28	8,400	7,960
3.85% 4/15/45	1,875	1,713
4.03% 10/15/47	18,830	17,598
4.75% 6/1/43	4,000	4,139
Raytheon Co.:
3.125% 10/15/20	2,000	2,007
3.15% 12/15/24	8,900	8,840
4.875% 10/15/40	1,000	1,137
Rockwell Collins, Inc.:
2.8% 3/15/22	8,500	8,297
4.35% 4/15/47	6,600	6,398
The Boeing Co.:
2.125% 3/1/22	3,760	3,651
2.5% 3/1/25	4,600	4,326
2.8% 3/1/23	4,940	4,875
3.625% 3/1/48	4,000	3,791
3.65% 3/1/47	2,760	2,623
6% 3/15/19	1,000	1,018
6.875% 3/15/39	3,300	4,594
United Technologies Corp.:
2.3% 5/4/22	10,000	9,629
2.65% 11/1/26	4,800	4,359
3.1% 6/1/22	2,875	2,840
3.65% 8/16/23	19,480	19,543
3.75% 11/1/46	3,850	3,400
4.05% 5/4/47	2,330	2,159
4.125% 11/16/28	14,710	14,702
4.5% 4/15/20	4,000	4,091
4.5% 6/1/42	7,380	7,306
4.625% 11/16/48	7,000	7,067
5.7% 4/15/40	2,000	2,275
		201,864
Air Freight & Logistics - 0.1%
FedEx Corp.:
2.3% 2/1/20	11,350	11,267
3.2% 2/1/25	3,820	3,741
3.9% 2/1/35	5,900	5,576
4.4% 1/15/47	8,000	7,576
4.55% 4/1/46	1,500	1,470
United Parcel Service, Inc.:
2.4% 11/15/26	7,500	6,899
3.4% 11/15/46	2,650	2,347
3.75% 11/15/47	6,180	5,743
6.2% 1/15/38	2,500	3,137
		47,756
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	2,499	2,567
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	7,192	6,859
Continental Airlines, Inc. 4% 10/29/24	3,631	3,651
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 12/1/27	638	624
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	8,951	8,555
		22,256
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
2.9% 7/1/26	4,220	3,936
3.2% 3/15/25	11,275	10,934
3.95% 5/15/28	10,500	10,544
5.5% 9/15/19	4,000	4,103
Waste Management, Inc.:
2.4% 5/15/23	5,300	5,077
2.9% 9/15/22	6,675	6,567
		41,161
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	5,725	5,586
4% 11/2/32	1,900	1,902
4.15% 11/2/42	1,900	1,822
Fortive Corp. 2.35% 6/15/21	6,600	6,412
General Electric Capital Corp. 6.15% 8/7/37	544	637
		16,359
Industrial Conglomerates - 0.2%
3M Co.:
2% 6/26/22	4,000	3,859
2.875% 10/15/27	4,000	3,817
3.125% 9/19/46	2,760	2,379
Covidien International Finance SA 3.2% 6/15/22	2,150	2,140
Danaher Corp. 4.375% 9/15/45	2,370	2,470
General Electric Co.:
3.375% 3/11/24	5,500	5,444
4.5% 3/11/44	30,370	29,389
Honeywell International, Inc.:
2.5% 11/1/26	7,160	6,657
3.812% 11/21/47	1,400	1,357
Roper Technologies, Inc.:
2.05% 10/1/18	5,675	5,673
2.8% 12/15/21	6,610	6,487
3.8% 12/15/26	8,500	8,313
		77,985
Machinery - 0.4%
Caterpillar Financial Services Corp.:
2.4% 6/6/22	10,000	9,729
3.45% 5/15/23	14,000	14,105
Caterpillar, Inc.:
2.6% 6/26/22	6,000	5,879
3.803% 8/15/42	2,500	2,409
5.3% 9/15/35	7,000	8,097
Deere & Co. 5.375% 10/16/29	1,000	1,144
Ingersoll-Rand Luxembourg Finance SA:
2.625% 5/1/20	5,093	5,049
4.65% 11/1/44	6,000	6,110
John Deere Capital Corp.:
1.95% 12/13/18	4,825	4,819
1.95% 3/4/19	9,600	9,581
2.05% 3/10/20	7,675	7,581
2.25% 4/17/19	10,250	10,223
2.55% 1/8/21	10,401	10,290
2.65% 6/24/24	10,460	10,050
2.65% 6/10/26	5,000	4,684
2.7% 1/6/23	10,000	9,767
2.8% 1/27/23	5,000	4,912
2.8% 3/6/23	3,250	3,190
2.8% 9/8/27	7,000	6,570
Parker Hannifin Corp.:
3.25% 3/1/27	5,650	5,488
4.1% 3/1/47	5,660	5,640
		145,317
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp. 4.7% 10/1/19	5,000	5,097
Burlington Northern Santa Fe LLC:
3% 3/15/23	2,800	2,765
3.05% 3/15/22	10,000	9,940
3.25% 6/15/27	7,500	7,351
3.9% 8/1/46	4,640	4,430
4.05% 6/15/48	6,000	5,837
4.125% 6/15/47	2,850	2,840
4.15% 4/1/45	1,700	1,689
4.375% 9/1/42	4,500	4,646
4.55% 9/1/44	3,000	3,141
4.9% 4/1/44	4,000	4,409
Canadian National Railway Co.:
2.85% 12/15/21	5,000	4,954
3.2% 8/2/46	3,300	2,873
CSX Corp.:
3.25% 6/1/27	5,000	4,753
3.4% 8/1/24	4,625	4,588
3.8% 11/1/46	5,720	5,193
3.95% 5/1/50	3,575	3,251
4.1% 3/15/44	6,775	6,408
Norfolk Southern Corp.:
3% 4/1/22	7,500	7,418
3.25% 12/1/21	5,000	4,989
3.65% 8/1/25	12,000	12,019
3.95% 10/1/42	1,900	1,785
4.65% 1/15/46	3,260	3,403
Union Pacific Corp.:
2.75% 3/1/26	6,660	6,232
3% 4/15/27	5,000	4,757
3.35% 8/15/46	4,720	4,015
3.6% 9/15/37	3,300	3,044
3.799% 10/1/51	2,800	2,497
4.5% 9/10/48	9,400	9,577
		143,901
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	9,420	9,059
2.75% 1/15/23	10,000	9,536
3.375% 6/1/21	14,024	13,941
3.75% 2/1/22	3,820	3,831
		36,367

TOTAL INDUSTRIALS		732,966

INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	10,100	9,778
2.2% 9/20/23	7,510	7,183
2.5% 9/20/26	5,000	4,651
3.5% 6/15/25	4,270	4,306
4.45% 1/15/20	2,000	2,045
4.95% 2/15/19	3,479	3,517
5.9% 2/15/39	12,416	15,500
		46,980
Electronic Equipment & Components - 0.2%
Corning, Inc. 4.75% 3/15/42	5,000	5,055
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	17,160	17,451
6.02% 6/15/26 (a)	16,140	17,098
8.35% 7/15/46 (a)	5,890	7,212
Tyco Electronics Group SA:
2.35% 8/1/19	5,000	4,979
2.375% 12/17/18	3,000	2,998
3.45% 8/1/24	3,650	3,587
7.125% 10/1/37	2,475	3,336
		61,716
Internet Software & Services - 0.0%
Alphabet, Inc.:
1.998% 8/15/26	2,300	2,091
3.625% 5/19/21	3,780	3,861
		5,952
IT Services - 0.2%
IBM Corp.:
2.5% 1/27/22	7,800	7,624
3.625% 2/12/24	10,000	10,111
4.7% 2/19/46	4,950	5,444
7.625% 10/15/18	13,000	13,076
IBM Credit LLC 2.2% 9/8/22	9,000	8,637
MasterCard, Inc. 3.8% 11/21/46	3,800	3,721
Visa, Inc.:
2.2% 12/14/20	5,700	5,619
2.75% 9/15/27	11,920	11,211
3.15% 12/14/25	9,010	8,821
4.3% 12/14/45	6,640	6,968
		81,232
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	12,920	13,127
Intel Corp.:
2.35% 5/11/22	17,000	16,559
3.3% 10/1/21	15,000	15,155
3.734% 12/8/47	3,267	3,059
4.1% 5/19/46	7,000	6,997
4.1% 5/11/47	2,400	2,409
Qualcomm, Inc.:
2.6% 1/30/23	7,500	7,210
4.3% 5/20/47	10,100	9,468
Texas Instruments, Inc.:
1.75% 5/1/20	3,800	3,738
4.15% 5/15/48	4,000	4,056
		81,778
Software - 0.7%
Microsoft Corp.:
1.55% 8/8/21	20,160	19,418
2.4% 2/6/22	28,000	27,503
2.7% 2/12/25	17,175	16,577
3.45% 8/8/36	6,100	5,816
3.625% 12/15/23	26,150	26,691
3.7% 8/8/46	16,730	16,121
3.95% 8/8/56	5,000	4,932
4.1% 2/6/37	17,740	18,424
4.2% 6/1/19	2,000	2,026
4.25% 2/6/47	6,980	7,356
4.45% 11/3/45	12,570	13,614
5.3% 2/8/41	1,500	1,789
Oracle Corp.:
1.9% 9/15/21	8,400	8,129
2.25% 10/8/19	4,725	4,705
2.5% 5/15/22	9,600	9,400
2.625% 2/15/23	10,000	9,754
2.65% 7/15/26	9,000	8,399
2.95% 5/15/25	5,000	4,849
3.25% 11/15/27	17,100	16,562
3.4% 7/8/24	4,725	4,707
3.85% 7/15/36	10,130	9,834
4% 7/15/46	9,800	9,420
4% 11/15/47	5,000	4,806
4.125% 5/15/45	3,000	2,948
4.3% 7/8/34	3,875	3,988
5.375% 7/15/40	12,500	14,387
		272,155
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
2.1% 5/6/19	6,475	6,460
2.1% 9/12/22	8,500	8,195
2.15% 2/9/22	5,000	4,857
2.25% 2/23/21	15,000	14,789
2.3% 5/11/22	8,000	7,806
2.4% 1/13/23	30,000	29,148
2.45% 8/4/26	20,600	19,139
2.7% 5/13/22	6,650	6,588
2.9% 9/12/27	14,050	13,331
3% 11/13/27	10,000	9,588
3.2% 5/13/25	10,490	10,381
3.2% 5/11/27	5,570	5,416
3.75% 11/13/47	6,975	6,607
3.85% 5/4/43	13,000	12,533
4.25% 2/9/47	2,500	2,583
4.375% 5/13/45	4,690	4,895
4.5% 2/23/36	9,260	10,002
4.65% 2/23/46	5,650	6,154
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (b)	7,130	7,178
4.9% 10/15/25 (b)	9,750	10,048
6.2% 10/15/35 (b)	3,890	4,020
6.35% 10/15/45 (b)	1,880	1,938
HP, Inc.:
4.3% 6/1/21	2,780	2,850
6% 9/15/41	1,500	1,534
Xerox Corp.:
2.75% 3/15/19	5,000	4,995
4.5% 5/15/21	4,000	4,035
5.625% 12/15/19	1,000	1,027
		216,097

TOTAL INFORMATION TECHNOLOGY		765,910

MATERIALS - 0.7%
Chemicals - 0.4%
Air Products & Chemicals, Inc. 4.375% 8/21/19	1,000	1,016
E.I. du Pont de Nemours & Co.:
3.625% 1/15/21	5,000	5,066
4.15% 2/15/43	4,000	3,736
4.625% 1/15/20	3,000	3,068
Eastman Chemical Co. 4.65% 10/15/44	3,000	2,928
Ecolab, Inc.:
2.25% 1/12/20	3,775	3,735
2.7% 11/1/26	6,600	6,150
3.95% 12/1/47	3,329	3,210
5.5% 12/8/41	408	481
LYB International Finance BV:
4% 7/15/23	5,625	5,662
4.875% 3/15/44	5,850	5,883
LYB International Finance II BV 3.5% 3/2/27	9,470	9,000
LyondellBasell Industries NV:
4.625% 2/26/55	3,740	3,510
5% 4/15/19	1,000	1,008
Nutrien Ltd.:
4% 12/15/26	11,400	11,088
4.875% 3/30/20	1,500	1,532
5.25% 1/15/45	3,500	3,658
5.625% 12/1/40	1,800	1,955
Praxair, Inc.:
2.2% 8/15/22	2,000	1,929
2.45% 2/15/22	4,650	4,544
3.2% 1/30/26	6,340	6,229
3.55% 11/7/42	2,000	1,870
Sherwin-Williams Co.:
2.75% 6/1/22	4,740	4,613
3.45% 6/1/27	10,730	10,220
4.5% 6/1/47	8,530	8,194
The Dow Chemical Co.:
3% 11/15/22	4,900	4,798
4.125% 11/15/21	7,700	7,855
4.375% 11/15/42	4,875	4,606
8.55% 5/15/19	2,358	2,448
9.4% 5/15/39	3,000	4,608
The Mosaic Co.:
4.05% 11/15/27	5,760	5,594
4.25% 11/15/23	10,888	11,037
5.625% 11/15/43	3,750	3,828
Westlake Chemical Corp. 5% 8/15/46	2,000	2,020
		157,079
Containers & Packaging - 0.1%
Bemis Co., Inc. 6.8% 8/1/19	3,000	3,102
International Paper Co.:
3.65% 6/15/24	4,725	4,702
3.8% 1/15/26	2,880	2,840
4.4% 8/15/47	3,800	3,496
4.75% 2/15/22	11,500	11,947
5.15% 5/15/46	1,810	1,851
		27,938
Metals & Mining - 0.2%
Barrick Gold Corp. 5.25% 4/1/42	4,500	4,664
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	5,759	5,693
5% 9/30/43	3,000	3,355
Newmont Mining Corp. 5.125% 10/1/19	1,000	1,020
Nucor Corp.:
4% 8/1/23	3,000	3,069
5.2% 8/1/43	4,000	4,415
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	21,300	21,456
7.125% 7/15/28	2,000	2,519
Southern Copper Corp.:
3.875% 4/23/25	3,670	3,569
5.25% 11/8/42	5,775	5,800
Vale Overseas Ltd.:
4.375% 1/11/22	11,400	11,459
5.875% 6/10/21	8,220	8,639
Vale SA 5.625% 9/11/42	6,600	6,749
		82,407

TOTAL MATERIALS		267,424

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	3,788	3,760
3.9% 6/15/23	5,650	5,704
American Tower Corp.:
3.4% 2/15/19	7,475	7,490
3.55% 7/15/27	8,550	8,075
Boston Properties, Inc.:
2.75% 10/1/26	7,000	6,405
3.125% 9/1/23	1,900	1,861
4.125% 5/15/21	2,100	2,143
DDR Corp. 4.625% 7/15/22	1,900	1,953
Duke Realty LP:
3.625% 4/15/23	2,750	2,737
3.75% 12/1/24	5,750	5,699
ERP Operating LP:
2.375% 7/1/19	5,750	5,732
3% 4/15/23	1,875	1,839
3.25% 8/1/27	12,984	12,481
4.625% 12/15/21	5,700	5,909
Federal Realty Investment Trust 3% 8/1/22	4,750	4,667
HCP, Inc.:
3.4% 2/1/25	8,000	7,642
3.875% 8/15/24	7,575	7,453
Health Care REIT, Inc. 3.75% 3/15/23	8,660	8,636
Kimco Realty Corp.:
3.8% 4/1/27	4,000	3,861
4.125% 12/1/46	10,000	8,945
4.45% 9/1/47	5,180	4,869
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	8,000	7,997
4.5% 1/15/25	8,010	7,929
4.5% 4/1/27	9,500	9,220
Simon Property Group LP:
2.625% 6/15/22	7,930	7,739
3.375% 12/1/27	14,000	13,538
4.125% 12/1/21	3,200	3,282
Ventas Realty LP:
3.125% 6/15/23	6,315	6,146
3.25% 10/15/26	3,500	3,253
3.5% 2/1/25	4,000	3,858
3.85% 4/1/27	9,500	9,205
4% 3/1/28	9,000	8,808
4.125% 1/15/26	1,450	1,440
4.375% 2/1/45	3,000	2,793
Weingarten Realty Investors 3.5% 4/15/23	3,800	3,753
Welltower, Inc. 4.95% 9/1/48	10,000	10,098
		216,920
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,800	3,791
CBRE Group, Inc. 4.875% 3/1/26	5,700	5,920
Digital Realty Trust LP 3.7% 8/15/27	8,000	7,680
Liberty Property LP:
3.25% 10/1/26	4,660	4,373
3.375% 6/15/23	2,775	2,730
3.75% 4/1/25	4,750	4,659
4.4% 2/15/24	7,425	7,577
4.75% 10/1/20	1,000	1,025
Mack-Cali Realty LP:
3.15% 5/15/23	4,700	4,160
4.5% 4/18/22	4,210	4,110
Tanger Properties LP:
3.75% 12/1/24	6,500	6,293
3.875% 7/15/27	6,200	5,869
		58,187

TOTAL REAL ESTATE		275,107

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.45% 6/30/20	5,360	5,289
2.8% 2/17/21	9,000	8,897
3.4% 5/15/25	9,270	8,807
3.8% 3/15/22	10,000	10,083
4.125% 2/17/26	27,320	26,976
4.35% 6/15/45	24,760	21,182
4.5% 3/9/48	9,570	8,262
4.55% 3/9/49	183	159
4.75% 5/15/46	10,300	9,291
4.9% 8/15/37 (a)	25,430	24,310
5.15% 11/15/46 (a)	843	801
5.15% 2/15/50 (a)	24,040	22,397
5.55% 8/15/41	7,300	7,279
5.8% 2/15/19	4,000	4,053
5.875% 10/1/19	2,905	2,994
6.35% 3/15/40	1,000	1,085
6.375% 3/1/41	6,850	7,479
British Telecommunications PLC 9.625% 12/15/30 (b)	4,515	6,443
Orange SA:
5.375% 7/8/19	4,000	4,085
5.5% 2/6/44	3,000	3,323
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	13,400	13,030
5.213% 3/8/47	6,550	6,444
5.462% 2/16/21	2,700	2,827
5.877% 7/15/19	2,000	2,050
7.045% 6/20/36	2,600	3,152
Verizon Communications, Inc.:
2.625% 8/15/26	23,130	20,947
3.5% 11/1/24	3,000	2,965
4.125% 3/16/27	7,000	7,033
4.272% 1/15/36	24,278	22,883
4.4% 11/1/34	3,775	3,645
4.75% 11/1/41	1,000	971
5.012% 4/15/49	11,779	11,815
5.012% 8/21/54	12,557	12,230
5.25% 3/16/37	15,500	16,384
5.5% 3/16/47	26,880	28,982
6.55% 9/15/43	12,516	15,042
		353,595
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
3.125% 7/16/22	5,275	5,173
6.125% 11/15/37	8,365	9,755
Rogers Communications, Inc.:
2.9% 11/15/26	2,500	2,315
3.625% 12/15/25	2,000	1,972
4.1% 10/1/23	4,825	4,936
5.45% 10/1/43	5,775	6,382
Vodafone Group PLC:
2.5% 9/26/22	3,000	2,888
2.95% 2/19/23	6,900	6,703
3.75% 1/16/24	10,340	10,252
4.375% 5/30/28	13,940	13,822
5.25% 5/30/48	15,300	15,389
		79,587

TOTAL TELECOMMUNICATION SERVICES		433,182

UTILITIES - 1.7%
Electric Utilities - 1.1%
Alabama Power Co.:
3.7% 12/1/47	5,890	5,441
3.75% 3/1/45	1,000	935
4.15% 8/15/44	4,650	4,583
4.3% 7/15/48	5,880	5,956
5.2% 6/1/41	3,850	4,259
AmerenUE 3.9% 9/15/42	3,700	3,633
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,903
Appalachian Power Co. 4.45% 6/1/45	6,000	6,191
Baltimore Gas & Electric Co.:
3.35% 7/1/23	2,850	2,831
3.5% 8/15/46	2,500	2,256
Carolina Power & Light Co. 2.8% 5/15/22	4,350	4,287
CenterPoint Energy Houston Electric LLC 3.55% 8/1/42	1,900	1,760
Cleco Corporate Holdings LLC 3.743% 5/1/26	5,660	5,369
Cleveland Electric Illuminating Co. 8.875% 11/15/18	2,000	2,023
Commonwealth Edison Co.:
3.1% 11/1/24	10,000	9,719
3.4% 9/1/21	1,000	1,003
3.65% 6/15/46	2,860	2,662
3.7% 3/1/45	3,100	2,900
3.75% 8/15/47	6,150	5,814
4% 3/1/48	6,830	6,708
Detroit Edison Co. 2.65% 6/15/22	8,000	7,816
Duke Energy Carolinas LLC:
2.95% 12/1/26	6,000	5,750
3.75% 6/1/45	2,000	1,877
4% 9/30/42	3,750	3,669
Duke Energy Corp.:
1.8% 9/1/21	15,460	14,812
2.65% 9/1/26	13,350	12,141
3.75% 4/15/24	6,000	6,024
3.75% 9/1/46	9,130	8,167
3.95% 10/15/23	2,443	2,472
4.8% 12/15/45	2,790	2,923
Duke Energy Progress, Inc.:
4.15% 12/1/44	1,800	1,805
4.375% 3/30/44	2,000	2,072
Edison International 2.95% 3/15/23	8,190	7,861
Entergy Corp.:
2.95% 9/1/26	4,700	4,347
4% 7/15/22	6,640	6,761
Eversource Energy:
2.9% 10/1/24	8,550	8,164
3.35% 3/15/26	6,610	6,373
Exelon Corp.:
3.95% 6/15/25	7,830	7,865
5.1% 6/15/45	1,100	1,170
FirstEnergy Corp. 3.9% 7/15/27	8,500	8,347
Florida Power & Light Co.:
3.125% 12/1/25	5,100	5,000
3.25% 6/1/24	4,725	4,684
4.05% 10/1/44	5,419	5,460
4.125% 6/1/48	12,300	12,537
Florida Power Corp. 3.4% 10/1/46	2,500	2,209
Indiana Michigan Power Co. 3.2% 3/15/23	2,775	2,748
Northern States Power Co.:
3.4% 8/15/42	2,000	1,834
4.125% 5/15/44	4,500	4,554
NSTAR Electric Co. 3.2% 5/15/27	7,650	7,410
Pacific Gas & Electric Co.:
2.45% 8/15/22	4,000	3,769
2.95% 3/1/26	6,800	6,157
3.75% 8/15/42	5,900	5,113
4% 12/1/46	1,350	1,203
5.4% 1/15/40	4,000	4,273
PacifiCorp:
3.6% 4/1/24	4,000	4,023
6% 1/15/39	6,193	7,718
Potomac Electric Power Co. 6.5% 11/15/37	3,806	4,891
PPL Capital Funding, Inc.:
3.1% 5/15/26	8,000	7,493
3.4% 6/1/23	2,675	2,625
4.2% 6/15/22	2,000	2,035
4.7% 6/1/43	1,800	1,823
PPL Electric Utilities Corp. 4.15% 10/1/45	3,500	3,521
Progress Energy, Inc.:
4.875% 12/1/19	1,700	1,741
6% 12/1/39	5,200	6,323
Public Service Co. of Colorado:
2.9% 5/15/25	11,000	10,542
3.8% 6/15/47	4,630	4,417
Public Service Electric & Gas Co.:
3.65% 9/1/42	2,825	2,668
4% 6/1/44	5,000	4,916
Puget Sound Energy, Inc. 4.3% 5/20/45	6,410	6,643
Southern California Edison Co. 4% 4/1/47	10,000	9,561
Southern Co.:
2.35% 7/1/21	6,600	6,403
3.25% 7/1/26	11,000	10,348
4.4% 7/1/46	7,320	7,026
Tampa Electric Co. 6.15% 5/15/37	6,260	7,542
Virginia Electric & Power Co.:
3.1% 5/15/25	4,000	3,867
3.45% 2/15/24	2,750	2,741
3.8% 4/1/28	14,910	15,057
3.8% 9/15/47	8,210	7,594
4.2% 5/15/45	2,400	2,364
4.45% 2/15/44	2,750	2,798
5% 6/30/19	5,000	5,089
6% 5/15/37	2,000	2,440
Wisconsin Electric Power Co. 4.25% 6/1/44	4,700	4,742
Wisconsin Power & Light Co. 5% 7/15/19	1,000	1,019
Xcel Energy, Inc.:
2.6% 3/15/22	13,900	13,556
3.35% 12/1/26	3,000	2,906
		446,032
Gas Utilities - 0.1%
AGL Capital Corp. 3.95% 10/1/46	13,520	12,300
Southern California Gas Co. 2.6% 6/15/26	13,230	12,300
		24,600
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	8,660	8,447
4.75% 6/15/46	5,210	5,206
		13,653
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	10,000	9,557
3.8% 7/15/48	10,000	9,125
4.5% 2/1/45	6,650	6,723
5.15% 11/15/43	1,650	1,817
CenterPoint Energy, Inc. 2.5% 9/1/22	14,859	14,292
CMS Energy Corp. 4.875% 3/1/44	5,000	5,348
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,860	2,734
4.45% 6/15/20	2,000	2,046
4.45% 3/15/44	8,000	8,286
4.5% 5/15/58	9,480	9,581
5.5% 12/1/39	2,500	2,907
Consolidated Edison, Inc. 2% 5/15/21	5,520	5,358
Consumers Energy Co. 2.85% 5/15/22	6,650	6,566
Delmarva Power & Light 4% 6/1/42	4,000	3,879
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	1,000	963
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(c)	1,000	963
2.5% 12/1/19	6,700	6,653
3.9% 10/1/25	12,900	12,693
4.9% 8/1/41	2,000	2,098
DTE Energy Co. 2.85% 10/1/26	6,000	5,558
Duke Energy Carolinas LLC 3.875% 3/15/46	3,900	3,730
NiSource Finance Corp.:
3.49% 5/15/27	7,650	7,388
4.375% 5/15/47	4,780	4,719
4.8% 2/15/44	5,500	5,702
6.25% 12/15/40	2,453	2,922
Puget Energy, Inc. 3.65% 5/15/25	8,070	7,841
San Diego Gas & Electric Co. 4.5% 8/15/40	1,000	1,035
Sempra Energy:
2.4% 3/15/20	12,406	12,245
2.875% 10/1/22	3,000	2,923
2.9% 2/1/23	2,970	2,874
3.25% 6/15/27	6,100	5,702
4% 2/1/48	4,000	3,621
4.05% 12/1/23	5,000	5,067
6% 10/15/39	1,000	1,180
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(c)	4,228	4,114
		188,210

TOTAL UTILITIES		672,495

TOTAL NONCONVERTIBLE BONDS
(Cost $9,946,357)		9,814,910

U.S. Government and Government Agency Obligations - 42.7%
U.S. Government Agency Obligations - 0.9%
Fannie Mae:
1.25% 8/17/21	$30,311	$29,048
1.5% 11/30/20	18,106	17,641
1.875% 4/5/22	32,247	31,227
1.875% 9/24/26	13,350	12,267
2% 10/5/22	36,870	35,744
2.125% 4/24/26	4,000	3,770
2.375% 1/19/23	29,930	29,396
2.625% 9/6/24	4,000	3,940
Federal Home Loan Bank:
1.125% 7/14/21	13,270	12,694
1.375% 2/18/21	20,300	19,650
1.875% 11/29/21	19,170	18,661
2% 9/9/22	38,000	36,914
5.5% 7/15/36	1,500	1,944
Freddie Mac:
1.375% 5/1/20	14,000	13,722
2.375% 1/13/22	13,000	12,836
2.75% 6/19/23	24,215	24,106
6.25% 7/15/32	7,700	10,264
6.75% 3/15/31	26,000	35,390
Tennessee Valley Authority:
5.25% 9/15/39	20,000	24,921
5.375% 4/1/56	5,395	7,255

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		381,390

U.S. Treasury Obligations - 41.8%
U.S. Treasury Bonds:
2.25% 8/15/46	48,910	41,763
2.5% 2/15/45	106,010	95,873
2.5% 2/15/46	89,150	80,381
2.5% 5/15/46	78,650	70,877
2.75% 8/15/47	130,870	123,882
2.75% 11/15/47	43,630	41,292
2.875% 5/15/43	43,241	42,143
2.875% 8/15/45	78,240	76,076
2.875% 11/15/46	122,930	119,439
3% 11/15/44	8,970	8,932
3% 5/15/45	43,090	42,913
3% 11/15/45	86,290	85,923
3% 2/15/47	136,950	136,367
3% 5/15/47	97,530	97,054
3% 2/15/48	14,721	14,647
3% 8/15/48	45,554	45,324
3.125% 8/15/44	109,114	111,126
3.375% 5/15/44	72,390	76,937
3.625% 8/15/43	62,996	69,643
3.625% 2/15/44	67,570	74,781
3.75% 11/15/43	58,057	65,502
3.875% 8/15/40	30,080	34,357
4.25% 5/15/39	26,000	31,156
4.25% 11/15/40	811	976
4.375% 2/15/38	26,380	31,972
4.375% 11/15/39	100	122
4.375% 5/15/40	8,000	9,771
4.375% 5/15/41	57,765	70,821
4.5% 2/15/36	105,390	128,259
4.5% 5/15/38	53,140	65,468
4.5% 8/15/39	39,000	48,279
4.625% 2/15/40	21,500	27,094
4.75% 2/15/37	68,560	86,412
4.75% 2/15/41	54,830	70,523
5% 5/15/37	395,620	513,580
5.375% 2/15/31	53,470	67,268
6.25% 5/15/30	86,360	115,038
U.S. Treasury Notes:
0.75% 7/15/19	13,554	13,359
0.875% 5/15/19	206,935	204,801
0.875% 6/15/19	100,200	99,010
0.875% 9/15/19	256,560	252,351
1% 10/15/19	4,990	4,907
1.125% 2/28/21	39,910	38,424
1.125% 6/30/21	71,040	68,026
1.125% 7/31/21	270	258
1.125% 8/31/21	68,410	65,318
1.125% 9/30/21	171,290	163,334
1.25% 8/31/19	31,460	31,080
1.25% 1/31/20	825	810
1.25% 3/31/21	112,290	108,325
1.25% 10/31/21	44,670	42,703
1.25% 7/31/23	74,300	69,198
1.375% 7/31/19	70,270	69,592
1.375% 12/15/19	103,400	101,877
1.375% 1/15/20	298,415	293,706
1.375% 1/31/20	20,920	20,580
1.375% 2/15/20	161,270	158,523
1.375% 2/29/20	49,140	48,276
1.375% 3/31/20	6,630	6,506
1.375% 4/30/20	232,560	227,936
1.375% 8/31/20	78,960	77,032
1.375% 9/15/20	222,260	216,738
1.375% 9/30/20	25,600	24,947
1.375% 10/31/20	5,720	5,567
1.375% 1/31/21	20,530	19,911
1.375% 4/30/21	85,980	83,102
1.375% 5/31/21	64,380	62,149
1.375% 6/30/23	65,070	61,054
1.375% 8/31/23	7,934	7,425
1.375% 9/30/23	79,110	73,943
1.5% 10/31/19	36,700	36,267
1.5% 11/30/19	51,090	50,447
1.5% 4/15/20	163,720	160,887
1.5% 5/15/20	184,420	181,013
1.5% 5/31/20	39,630	38,878
1.5% 6/15/20	160,530	157,413
1.5% 7/15/20	307,300	301,010
1.5% 8/15/20	15,000	14,679
1.5% 1/31/22	4,370	4,197
1.5% 2/28/23	15,050	14,261
1.5% 3/31/23	90,980	86,125
1.5% 8/15/26	264,689	239,585
1.625% 4/30/19	4,980	4,956
1.625% 7/31/19	1,858	1,844
1.625% 8/31/19	9,698	9,617
1.625% 12/31/19	8,990	8,881
1.625% 3/15/20	151,490	149,306
1.625% 6/30/20	50,460	49,561
1.625% 7/31/20	47,580	46,690
1.625% 10/15/20	199,250	195,055
1.625% 11/30/20	94,780	92,651
1.625% 8/31/22	94,180	90,229
1.625% 4/30/23	47,390	45,076
1.625% 5/31/23	52,030	49,445
1.625% 10/31/23	94,170	89,042
1.625% 2/15/26	50,280	46,224
1.625% 5/15/26	5,610	5,143
1.75% 9/30/19	11,230	11,141
1.75% 11/30/19	117,340	116,222
1.75% 10/31/20	9,960	9,772
1.75% 11/15/20	221,930	217,613
1.75% 12/31/20	71,130	69,671
1.75% 11/30/21	84,370	81,849
1.75% 3/31/22	117,000	113,115
1.75% 5/31/22	79,360	76,585
1.75% 6/30/22	27,300	26,325
1.75% 9/30/22	28,790	27,694
1.75% 1/31/23	25,640	24,587
1.875% 6/30/20	24,290	23,971
1.875% 12/15/20	85,025	83,544
1.875% 11/30/21	81,260	79,146
1.875% 1/31/22	54,860	53,347
1.875% 2/28/22	131,780	128,063
1.875% 3/31/22	132,820	128,960
1.875% 4/30/22	121,810	118,189
1.875% 5/31/22	16,035	15,548
1.875% 7/31/22	139,950	135,484
1.875% 8/31/22	69,670	67,400
1.875% 9/30/22	79,000	76,371
1.875% 10/31/22	27,400	26,468
2% 11/30/20	31,910	31,449
2% 1/15/21	307,950	303,222
2% 2/28/21	26,380	25,949
2% 5/31/21	40,290	39,558
2% 8/31/21	108,300	106,121
2% 10/31/21	29,700	29,061
2% 12/31/21	65,460	63,964
2% 7/31/22	48,060	46,751
2% 10/31/22	178,361	173,163
2% 11/30/22	148,010	143,616
2% 4/30/24	58,490	56,100
2% 5/31/24	98,730	94,630
2% 6/30/24	97,830	93,714
2% 2/15/25	3,635	3,461
2% 8/15/25	36,140	34,265
2% 11/15/26	153,170	143,734
2.125% 8/31/20	49,753	49,263
2.125% 1/31/21	3,060	3,021
2.125% 6/30/21	7,260	7,148
2.125% 8/15/21	90,750	89,265
2.125% 9/30/21	43,640	42,892
2.125% 12/31/21	15,950	15,649
2.125% 6/30/22	40,770	39,870
2.125% 12/31/22	138,550	135,038
2.125% 11/30/23	116,310	112,698
2.125% 2/29/24	52,620	50,883
2.125% 3/31/24	114,480	110,621
2.125% 7/31/24	156,614	150,949
2.125% 9/30/24	89,850	86,495
2.125% 11/30/24	55,140	53,023
2.125% 5/15/25	58,355	55,900
2.25% 3/31/20	99,820	99,282
2.25% 4/30/21	42,310	41,837
2.25% 7/31/21	31,690	31,294
2.25% 12/31/23	2,930	2,855
2.25% 1/31/24	76,020	74,030
2.25% 10/31/24	133,930	129,802
2.25% 11/15/24	85,930	83,238
2.25% 12/31/24	172,650	167,160
2.25% 11/15/25	106,250	102,278
2.25% 2/15/27	130,890	125,015
2.25% 8/15/27	247,440	235,532
2.25% 11/15/27	179,490	170,614
2.375% 4/30/20	80,630	80,321
2.375% 3/15/21	117,110	116,232
2.375% 4/15/21	284,987	282,749
2.375% 1/31/23	42,210	41,562
2.375% 8/15/24	78,790	76,974
2.375% 5/15/27	89,320	86,072
2.5% 5/31/20	67,860	67,717
2.5% 6/30/20	240,250	239,687
2.5% 3/31/23	126,135	124,795
2.5% 8/15/23	97,170	96,043
2.5% 5/15/24	95,500	94,079
2.5% 1/31/25	149,531	146,879
2.625% 8/15/20	141,000	140,978
2.625% 11/15/20	94,180	94,081
2.625% 5/15/21	285,830	285,316
2.625% 6/15/21	85,465	85,308
2.625% 7/15/21	74,121	73,970
2.625% 6/30/23	134,190	133,430
2.625% 3/31/25	16,040	15,863
2.75% 4/30/23	125,800	125,795
2.75% 5/31/23	248,387	248,436
2.75% 11/15/23	102,790	102,746
2.75% 2/15/24	135,610	135,451
2.75% 2/28/25	21,060	20,998
2.75% 6/30/25	20,660	20,576
2.75% 2/15/28	36,120	35,763
2.875% 4/30/25	91,940	92,296
2.875% 5/31/25	120,750	121,184
2.875% 5/15/28	159,821	159,846
3.125% 5/15/21	50,876	51,442
3.375% 11/15/19	27,740	28,013
3.5% 5/15/20	81,800	82,979
3.625% 2/15/20	59,600	60,468
3.625% 2/15/21	39,800	40,680

TOTAL U.S. TREASURY OBLIGATIONS		16,685,425

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,318,182)		17,066,815

U.S. Government Agency - Mortgage Securities - 28.7%
Fannie Mae - 13.0%
12 month U.S. LIBOR + 1.530% 3.509% 11/1/34 (b)(c)	5,879	6,097
12 month U.S. LIBOR + 1.645% 3.826% 4/1/41 (b)(c)	2,441	2,536
12 month U.S. LIBOR + 1.880% 3.857% 11/1/34 (b)(c)	462	483
2.5% 3/1/22 to 1/1/48	477,815	462,988
2.5% 9/1/33 (d)	5,500	5,348
2.5% 9/1/33 (d)	8,300	8,070
2.5% 9/1/48 (d)	6,700	6,272
3% 4/1/24 to 7/1/48	1,328,278	1,298,009
3% 9/1/33 (d)	24,500	24,354
3% 9/1/33 (d)	10,200	10,139
3% 9/1/48 (d)	26,400	25,537
3.5% 6/1/21 to 9/1/48	1,439,329	1,437,942
3.5% 8/1/33	1,000	1,011
3.5% 9/1/33 (d)	9,300	9,399
3.5% 9/1/48 (d)	37,100	36,878
4% 2/1/24 to 6/1/48	995,475	1,017,103
4% 9/1/33 (d)	15,300	15,657
4% 11/1/41	23	24
4% 9/1/48 (d)	82,100	83,577
4.5% 1/1/19 to 7/1/48	324,834	339,063
4.5% 9/1/48 (d)	28,600	29,696
4.5% 9/1/48 (d)	41,200	42,779
5% 12/1/20 to 8/1/47	116,267	123,823
5% 9/1/48 (d)	23,800	25,162
5% 9/1/48 (d)	8,900	9,409
5.5% 2/1/23 to 5/1/44	104,114	113,217
5.5% 9/1/48 (d)	5,900	6,326
6% 2/1/23 to 7/1/41	33,619	37,101
6.5% 3/1/22 to 6/1/40	12,747	14,279

TOTAL FANNIE MAE		5,192,279

Freddie Mac - 7.3%
12 month U.S. LIBOR + 1.915% 4.302% 9/1/37 (b)(c)	603	635
U.S. TREASURY 1 YEAR INDEX + 1.723% 3.364% 3/1/36 (b)(c)	3,420	3,517
U.S. TREASURY 1 YEAR INDEX + 2.233% 3.607% 12/1/35 (b)(c)	2,529	2,667
U.S. TREASURY 1 YEAR INDEX + 2.250% 3.904% 3/1/35 (b)(c)	1,119	1,160
2.5% 1/1/22 to 4/1/33	221,746	215,965
3% 3/1/27 to 6/1/48	862,063	841,139
3% 9/1/33 (d)	24,500	24,308
3% 8/1/47	973	942
3.5% 9/1/25 to 8/1/48	888,147	886,339
3.5% 9/1/33 (d)	35,000	35,382
3.5% 8/1/47	2,068	2,058
3.5% 9/1/47	489	487
3.5% 9/1/47	30,278	30,207
4% 4/1/25 to 9/1/48	530,879	541,933
4% 9/1/48 (d)	40,000	40,729
4.5% 6/1/25 to 6/1/48	140,874	147,035
4.5% 9/1/48 (d)	14,000	14,543
4.5% 9/1/48 (d)	46,300	48,096
5% 4/1/23 to 9/1/40	34,830	37,206
5.5% 5/1/23 to 6/1/41	33,204	36,125
6% 4/1/32 to 8/1/37	977	1,080
6.5% 8/1/36 to 12/1/37	228	257

TOTAL FREDDIE MAC		2,911,810

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	86	84
2.5% 2/1/32	215	209

TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		293

Ginnie Mae - 8.4%
3.5% 10/15/40 to 8/20/48	1,254,952	1,262,988
4% 1/15/25 to 7/20/48	609,829	626,648
5% 1/20/39 to 2/20/48	77,610	82,743
2.5% 10/20/42 to 4/20/48	26,263	25,017
3% 4/15/42 to 5/20/48	828,538	812,820
3% 9/1/48 (d)	12,500	12,222
3.5% 9/1/48 (d)	25,800	25,876
4% 9/1/48 (d)	37,800	38,696
4.5% 3/20/33 to 8/20/48	249,961	261,372
4.5% 9/1/48 (d)	46,700	48,518
4.5% 9/1/48 (d)	20,400	21,194
4.5% 9/1/48 (d)	46,700	48,518
4.5% 9/1/48 (d)	20,400	21,194
4.5% 9/1/48 (d)	23,800	24,726
5% 9/1/48 (d)	13,500	14,162
5% 9/1/48 (d)	9,500	9,966
5.5% 10/20/32 to 12/20/46	24,991	27,199
6% 5/20/34 to 12/15/40	9,123	10,137
6.5% 8/20/36 to 1/15/39	1,754	1,983

TOTAL GINNIE MAE		3,375,979

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $11,752,146)		11,480,361

Asset-Backed Securities - 0.4%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$4,600	$4,520
Capital One Multi-Asset Execution Trust Series 2016-A6 Class A, 1.82% 9/15/22	9,450	9,339
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	9,550	9,570
Chase Issuance Trust:
Series 2012-A4 Class A4, 1.58% 8/15/21	6,875	6,805
Series 2012-A7 Class A7, 2.16% 9/15/24	9,325	9,013
Series 2015-A4 Class A, 1.84% 4/15/22	4,750	4,673
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	4,675	4,809
Series 2018-A6 Class A6, 3.21% 12/7/24	9,500	9,534
2.19% 11/20/23	5,680	5,534
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	10,800	10,637
Series 2017-A4 Class A4, 2.53% 10/15/26	1,800	1,739
Series 2018-A1 Class A1, 3.03% 8/15/25	19,200	19,097
Ford Credit Auto Owner Trust Series 2016-C Class A3, 1.22% 3/15/21	7,970	7,895
Ford Credit Floorplan Master Owner Trust:
Series 2015-2 Class A1, 1.98% 1/15/22	9,500	9,381
Series 2018-2 Class A, 3.17% 3/15/25	19,050	19,009
Honda Auto Receivables Owner Trust Series 2016-4 Class A3, 1.21% 12/18/20	7,363	7,297
Nissan Master Owner Trust Receivables Series 2016-A Class A2, 1.54% 6/15/21	9,175	9,088
TOTAL ASSET-BACKED SECURITIES
(Cost $148,871)		147,940

Commercial Mortgage Securities - 1.9%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	12,244	12,201
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	30,128	30,368
Series 2015-GC29 Class A4, 3.192% 4/10/48	11,378	11,155
Series 2015-P1 Class A5, 3.717% 9/15/48	5,865	5,935
Series 2016-C1 Class A4, 3.209% 5/10/49	18,560	18,059
Series 2016-P4:
Class A4, 2.902% 7/10/49	21,500	20,488
Class AAB, 2.779% 7/10/49	12,350	11,951
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	36,055	37,098
Series 2013-CR7 Class A4, 3.213% 3/10/46	18,940	18,865
Series 2014-LC15 Class A4, 4.006% 4/10/47	10,710	11,037
Series 2013-CR6 Class A4, 3.101% 3/10/46	18,765	18,638
Series 2015-CR22 Class A5, 3.309% 3/10/48	19,425	19,236
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	12,565	12,670
FHLMC Series K047 Class A2, 3.329% 5/25/25	3,860	3,896
Freddie Mac:
sequential payer:
Series K007 Class A2, 4.224% 3/25/20	18,754	19,082
Series K034 Class A2, 3.531% 7/25/23	9,000	9,231
Series K057 Class A2, 2.57% 7/25/26	15,956	15,201
Series 2017-K727 Class A2, 2.946% 7/25/24	26,760	26,512
Series K013 Class A2, 3.974% 1/25/21	11,575	11,819
Series K020 Class A2, 2.373% 5/25/22	10,400	10,187
Series K036 Class A2, 3.527% 10/25/23	8,975	9,213
Series K046 Class A2, 3.205% 3/25/25	33,300	33,387
Series K053 Class A2, 2.995% 12/25/25	7,111	7,002
Series K056 Class A2, 2.525% 5/25/26	20,750	19,734
Series K062 Class A1, 3.032% 9/25/26	21,041	20,978
Series K064 Class A2, 3.224% 3/25/27	17,250	17,109
Series K068 Class A2, 3.244% 8/25/27	23,807	23,575
Series K079 Class A2, 3.926% 6/25/28	7,780	8,091
Series K730 Class A2, 3.59% 1/25/25	38,680	39,625
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	10,276	10,055
Series 2014-GC26 Class A4, 3.364% 11/10/47	24,900	24,750
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	20,010	20,326
Series 2014-C21 Class A5, 3.7748% 8/15/47	33,750	34,379
Series 2014-C23 Class A5, 3.9342% 9/15/47	9,550	9,799
Series 2014-C24 Class A5, 3.6385% 11/15/47	26,065	26,336
JPMBB Commercial Mortgage Secutities Trust sequential payer Series 2015-C29 Class A4, 3.6108% 5/15/48	9,000	9,043
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	17,670	17,317
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	20,945	20,590
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46	9,265	9,532
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.3027% 8/15/46 (b)	18,892	19,547
Series 2015-C27 Class ASB, 3.557% 12/15/47	4,720	4,770
Series 2016-C28 Class ASB, 3.288% 1/15/49	9,079	9,016
Series 2015-C20 Class A4, 3.249% 2/15/48	14,725	14,472
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	10,000	9,907
Series 2014-C25 Class A5, 3.631% 11/15/47	14,450	14,557
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $770,969)		756,739

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	9,720	15,620
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2010 S1, 7.043% 4/1/50	2,375	3,499
California Gen. Oblig.:
Series 2018, 3.5% 4/1/28	$12,890	$12,826
7.55% 4/1/39	15,000	22,245
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	7,670	7,696
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	8,900	8,589
Series 2011, 5.877% 3/1/19	9,700	9,825
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	7,600	8,287
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	9,450	13,821
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	4,985	6,320
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	4,720	4,318
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	4,700	6,807
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	9,025	11,758
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	10,725	12,644
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	6,160	8,170
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	5,175	5,935
Series 2010 164, 5.647% 11/1/40	5,210	6,421
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	5,660	5,001
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	6,320	7,906
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	11,312	13,324
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	1,000	1,229
Series 2015 AP, 3.931% 5/15/45	3,740	3,732
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/17	4,750	4,758
TOTAL MUNICIPAL SECURITIES
(Cost $183,790)		200,731

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province:
1.9% 12/6/19	$9,500	$9,399
3.3% 3/15/28	3,900	3,884
Banque Centrale de Tunisie 1.416% 8/5/21	8,500	8,155
Canadian Government 2% 11/15/22	4,730	4,570
Chilean Republic:
3.125% 1/21/26	1,000	965
3.24% 2/6/28	11,600	11,136
3.25% 9/14/21	9,000	8,996
3.86% 6/21/47	6,000	5,721
Colombian Republic:
2.625% 3/15/23	7,575	7,223
3.875% 4/25/27	22,600	22,001
4% 2/26/24	4,825	4,844
4.5% 1/28/26	1,000	1,023
5% 6/15/45	8,640	8,694
5.625% 2/26/44	7,775	8,455
6.125% 1/18/41	4,750	5,427
7.375% 3/18/19	3,450	3,528
Export Development Canada:
1.5% 10/3/18	1,700	1,699
2.75% 3/15/23	14,300	14,210
FMS Wertmanagement AoeR 1.375% 6/8/21	9,400	9,036
Hungarian Republic 5.75% 11/22/23	18,900	20,530
Israeli State 4% 6/30/22	7,000	7,162
Italian Republic 6.875% 9/27/23	6,000	6,563
Jordanian Kingdom:
1.945% 6/23/19	23,650	23,528
3% 6/30/25	2,400	2,387
Korean Republic 7.125% 4/16/19	6,650	6,820
Manitoba Province:
2.1% 9/6/22	1,900	1,824
2.125% 5/4/22	4,000	3,859
3.05% 5/14/24	1,500	1,488
Ontario Province:
2% 1/30/19	5,000	4,991
2.25% 5/18/22	5,820	5,642
2.4% 2/8/22	5,210	5,088
2.5% 4/27/26	5,000	4,750
2.55% 2/12/21	9,850	9,749
4% 10/7/19	15,000	15,198
Panamanian Republic:
3.75% 3/16/25	3,800	3,800
3.875% 3/17/28	9,600	9,576
4% 9/22/24	4,800	4,896
4.3% 4/29/53	5,675	5,508
5.2% 1/30/20	1,800	1,856
Peruvian Republic:
4.125% 8/25/27	2,800	2,898
5.625% 11/18/50	7,150	8,551
6.55% 3/14/37	3,075	3,913
7.125% 3/30/19	1,900	1,952
Philippine Republic:
3% 2/1/28	19,000	17,858
3.95% 1/20/40	8,100	7,955
4.2% 1/21/24	4,765	4,905
6.375% 10/23/34	10,375	12,992
6.5% 1/20/20	6,144	6,420
Polish Government:
3.25% 4/6/26	6,600	6,419
4% 1/22/24	4,550	4,644
5% 3/23/22	14,500	15,281
Province of British Columbia 2.25% 6/2/26	3,770	3,532
Province of Quebec:
2.375% 1/31/22	3,800	3,717
2.75% 8/25/21	20,000	19,848
2.75% 4/12/27	4,750	4,584
2.875% 10/16/24	2,075	2,048
Quebec Province 2.5% 4/20/26	5,660	5,414
Ukraine Government 1.471% 9/29/21	10,300	9,893
United Mexican States:
3.5% 1/21/21	7,400	7,403
3.625% 3/15/22	3,000	3,004
3.75% 1/11/28	9,000	8,559
4% 10/2/23	18,750	18,797
4.125% 1/21/26	3,200	3,173
4.35% 1/15/47	14,410	13,077
4.6% 1/23/46	5,800	5,391
4.6% 2/10/48	17,550	16,409
4.75% 3/8/44	9,700	9,268
5.55% 1/21/45	3,916	4,171
6.05% 1/11/40	4,800	5,364
Uruguay Republic:
4.125% 11/20/45	4,750	4,415
4.375% 10/27/27	12,250	12,520
4.5% 8/14/24	3,625	3,698
4.975% 4/20/55	5,890	5,934
5.1% 6/18/50	5,755	5,853
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $561,587)		554,041

Supranational Obligations - 1.1%
African Development Bank:
1.25% 7/26/21	9,390	8,973
1.625% 10/2/18	2,800	2,799
2.375% 9/23/21	2,900	2,856
Asian Development Bank:
1.5% 1/22/20	4,750	4,675
1.75% 9/13/22	14,272	13,656
1.875% 4/12/19	12,000	11,958
1.875% 2/18/22	2,000	1,934
2% 4/24/26	6,300	5,873
2.125% 11/24/21	4,825	4,713
2.25% 1/20/21	2,948	2,910
2.5% 11/2/27	6,700	6,415
2.625% 1/12/27	6,500	6,311
2.75% 3/17/23	9,580	9,516
2.75% 1/19/28	4,900	4,795
Council of Europe Development Bank 1.625% 3/16/21	3,770	3,657
European Bank for Reconstruction and Development:
1.125% 8/24/20	4,690	4,546
1.75% 6/14/19	4,700	4,673
1.75% 11/26/19	2,875	2,844
2.125% 3/7/22	4,690	4,567
European Investment Bank:
1.375% 6/15/20	2,725	2,660
1.375% 9/15/21	17,570	16,815
1.625% 6/15/21	7,000	6,772
1.75% 6/17/19	8,625	8,576
1.875% 3/15/19	3,000	2,992
1.875% 2/10/25	3,000	2,802
2% 3/15/21	4,770	4,674
2% 12/15/22	14,167	13,642
2.125% 10/15/21	2,840	2,777
2.25% 3/15/22	15,900	15,548
2.25% 8/15/22	1,880	1,824
2.375% 6/15/22	14,000	13,690
2.375% 5/24/27	4,000	3,789
2.5% 4/15/21	4,650	4,611
2.5% 3/15/23	21,000	20,605
2.5% 10/15/24	5,725	5,577
2.875% 9/15/20	9,000	9,017
2.875% 8/15/23	10,590	10,555
3.25% 1/29/24	2,000	2,028
Inter-American Development Bank:
1.25% 9/14/21	7,350	7,012
1.75% 10/15/19	1,375	1,362
1.75% 4/14/22	1,875	1,803
1.75% 9/14/22	6,150	5,884
1.875% 6/16/20	5,270	5,195
1.875% 3/15/21	3,900	3,811
2% 6/2/26	4,000	3,734
2.125% 1/18/22	6,100	5,954
2.125% 1/15/25	1,830	1,742
2.375% 7/7/27	6,730	6,401
2.5% 1/18/23	6,960	6,849
2.625% 4/19/21	9,513	9,465
3% 10/4/23	3,575	3,588
3.875% 9/17/19	5,000	5,064
4.375% 1/24/44	4,000	4,778
International Bank for Reconstruction & Development:
1% 10/5/18	9,630	9,621
1.125% 8/10/20	19,800	19,214
1.375% 5/24/21	5,659	5,444
1.375% 9/20/21	5,230	5,010
1.625% 3/9/21	6,000	5,830
1.625% 2/10/22	3,900	3,741
1.75% 4/19/23	6,700	6,382
1.875% 10/7/19	3,825	3,796
1.875% 10/7/22	17,000	16,346
1.875% 10/27/26	4,760	4,386
2% 1/26/22	32,427	31,509
2.25% 6/24/21	16,075	15,822
2.5% 11/25/24	5,700	5,568
2.5% 7/29/25	3,790	3,688
2.75% 7/23/21	9,650	9,631
International Finance Corp.:
1.125% 7/20/21	6,550	6,243
1.625% 7/16/20	2,870	2,813
1.75% 9/16/19	11,350	11,251
2.875% 7/31/23	4,307	4,304
Nordic Investment Bank 1.125% 2/25/19	6,600	6,560
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $516,584)		506,426

Bank Notes - 0.0%
Bank of America NA 6% 10/15/36	2,419	2,881
KeyBank NA 2.5% 12/15/19	4,000	3,979
MUFG Union Bank NA 2.625% 9/26/18	2,750	2,751
PNC Bank NA 2.4% 10/18/19	4,750	4,730
TOTAL BANK NOTES
(Cost $14,042)		14,341
	Shares	Value (000s)

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.97% (e)
(Cost $141,646)	141,617,937	141,646
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $41,354,174)		40,683,950
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(750,815)
NET ASSETS - 100%		$39,933,135

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
2.5% 9/1/33	$(45,000)	$(43,754)
3% 9/1/33	(24,500)	(24,354)
3.5% 9/1/33	(35,000)	(35,371)
4% 9/1/33	(200)	(205)
4% 9/1/48	(40,000)	(40,720)
4.5% 9/1/48	(14,000)	(14,536)

TOTAL FANNIE MAE		(158,940)

Ginnie Mae
2.5% 9/1/48	(1,500)	(1,421)
4.5% 9/1/48	(67,100)	(69,710)
4.5% 9/1/48	(46,700)	(48,518)
4.5% 9/1/48	(20,400)	(21,194)

TOTAL GINNIE MAE		(140,843)

TOTAL TBA SALE COMMITMENTS
(Proceeds $299,944)		$(299,783)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $196,361,000 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,687
Total	$2,687

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$9,814,910	$--	$9,814,910	$--
U.S. Government and Government Agency Obligations	17,066,815	--	17,066,815	--
U.S. Government Agency - Mortgage Securities	11,480,361	--	11,480,361	--
Asset-Backed Securities	147,940	--	147,940	--
Commercial Mortgage Securities	756,739	--	756,739	--
Municipal Securities	200,731	--	200,731	--
Foreign Government and Government Agency Obligations	554,041	--	554,041	--
Supranational Obligations	506,426	--	506,426	--
Bank Notes	14,341	--	14,341	--
Money Market Funds	141,646	141,646	--	--
Total Investments in Securities:	$40,683,950	$141,646	$40,542,304	$--
Other Financial Instruments:
TBA Sale Commitments	$(299,783)	$--	$(299,783)	$--
Total Other Financial Instruments:	$(299,783)	$--	$(299,783)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,212,528)	$40,542,304
Fidelity Central Funds (cost $141,646)	141,646
Total Investment in Securities (cost $41,354,174)		$40,683,950
Receivable for investments sold		196,633
Receivable for TBA sale commitments		299,944
Receivable for fund shares sold		118,872
Interest receivable		223,364
Distributions receivable from Fidelity Central Funds		241
Other receivables		253
Total assets		41,523,257
Liabilities
Payable for investments purchased
Regular delivery	$370,675
Delayed delivery	766,379
TBA sale commitments, at value	299,783
Payable for fund shares redeemed	128,769
Distributions payable	23,439
Accrued management fee	826
Other payables and accrued expenses	251
Total liabilities		1,590,122
Net Assets		$39,933,135
Net Assets consist of:
Paid in capital		$40,625,990
Undistributed net investment income		13,936
Accumulated undistributed net realized gain (loss) on investments		(36,728)
Net unrealized appreciation (depreciation) on investments		(670,063)
Net Assets		$39,933,135
Investor Class:
Net Asset Value, offering price and redemption price per share ($317,357 ÷ 28,176 shares)		$11.26
Premium Class:
Net Asset Value, offering price and redemption price per share ($9,028,905 ÷ 801,828 shares)		$11.26
Institutional Class:
Net Asset Value, offering price and redemption price per share ($4,648,876 ÷ 412,840 shares)		$11.26
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($20,282,880 ÷ 1,801,285 shares)		$11.26
Class F:
Net Asset Value, offering price and redemption price per share ($5,655,117 ÷ 502,217 shares)		$11.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Interest		$966,711
Income from Fidelity Central Funds		2,687
Total income		969,398
Expenses
Management fee	$8,881
Transfer agent fees	2,355
Independent trustees' fees and expenses	143
Commitment fees	99
Total expenses before reductions	11,478
Expense reductions	(7)
Total expenses after reductions		11,471
Net investment income (loss)		957,927
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,475)
Fidelity Central Funds	2
Total net realized gain (loss)		(18,473)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,339,370)
Delayed delivery commitments	180
Total change in net unrealized appreciation (depreciation)		(1,339,190)
Net gain (loss)		(1,357,663)
Net increase (decrease) in net assets resulting from operations		$(399,736)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$957,927	$719,313
Net realized gain (loss)	(18,473)	1,389
Change in net unrealized appreciation (depreciation)	(1,339,190)	(492,820)
Net increase (decrease) in net assets resulting from operations	(399,736)	227,882
Distributions to shareholders from net investment income	(951,073)	(707,986)
Distributions to shareholders from net realized gain	(20,168)	(6,944)
Total distributions	(971,241)	(714,930)
Share transactions - net increase (decrease)	8,401,950	7,703,646
Total increase (decrease) in net assets	7,030,973	7,216,598
Net Assets
Beginning of period	32,902,162	25,685,564
End of period	$39,933,135	$32,902,162
Other Information
Undistributed net investment income end of period	$13,936	$21,635

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Bond Index Fund Investor Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.97	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.291	.280	.284	.287	.286
Net realized and unrealized gain (loss)	(.446)	(.263)	.392	(.123)	.338
Total from investment operations	(.155)	.017	.676	.164	.624
Distributions from net investment income	(.288)	(.274)	(.277)	(.276)	(.274)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.295)	(.277)	(.296)	(.284)	(.274)
Net asset value, end of period	$11.26	$11.71	$11.97	$11.59	$11.71
Total ReturnB	(1.32)%	.19%	5.91%	1.40%	5.55%
Ratios to Average Net AssetsC,D
Expenses before reductions	.13%	.15%	.22%	.22%	.22%
Expenses net of fee waivers, if any	.13%	.15%	.20%	.22%	.22%
Expenses net of all reductions	.13%	.15%	.20%	.22%	.22%
Net investment income (loss)	2.55%	2.40%	2.41%	2.45%	2.48%
Supplemental Data
Net assets, end of period (in millions)	$317	$333	$456	$6,497	$6,520
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Premium Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.301	.290	.297	.301	.299
Net realized and unrealized gain (loss)	(.446)	(.252)	.383	(.123)	.339
Total from investment operations	(.145)	.038	.680	.178	.638
Distributions from net investment income	(.298)	(.285)	(.291)	(.290)	(.288)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.305)	(.288)	(.310)	(.298)	(.288)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.24)%	.37%	5.96%	1.52%	5.68%
Ratios to Average Net AssetsC,D
Expenses before reductions	.04%	.05%	.15%	.17%	.17%
Expenses net of fee waivers, if any	.04%	.05%	.07%	.10%	.10%
Expenses net of all reductions	.04%	.05%	.07%	.10%	.10%
Net investment income (loss)	2.64%	2.50%	2.53%	2.57%	2.60%
Supplemental Data
Net assets, end of period (in millions)	$9,029	$8,973	$8,307	$6,692	$5,778
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Institutional Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.301	.291	.298	.305	.303
Net realized and unrealized gain (loss)	(.445)	(.251)	.383	(.123)	.338
Total from investment operations	(.144)	.040	.681	.182	.641
Distributions from net investment income	(.299)	(.287)	(.292)	(.294)	(.291)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.306)	(.290)	(.311)	(.302)	(.291)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.23)%	.38%	5.97%	1.55%	5.71%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.04%	.06%	.07%	.07%
Expenses net of fee waivers, if any	.03%	.04%	.06%	.07%	.07%
Expenses net of all reductions	.03%	.04%	.06%	.07%	.07%
Net investment income (loss)	2.65%	2.51%	2.54%	2.60%	2.63%
Supplemental Data
Net assets, end of period (in millions)	$4,649	$4,037	$3,842	$3,102	$3,158
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Institutional Premium Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.302	.291	.295	.307	.305
Net realized and unrealized gain (loss)	(.445)	(.250)	.388	(.123)	.339
Total from investment operations	(.143)	.041	.683	.184	.644
Distributions from net investment income	(.300)	(.288)	(.294)	(.296)	(.294)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.307)	(.291)	(.313)	(.304)	(.294)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.22)%	.39%	5.98%	1.57%	5.73%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.52%	2.55%	2.62%	2.65%
Supplemental Data
Net assets, end of period (in millions)	$20,283	$15,180	$9,788	$1,560	$947
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Class F

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.302	.292	.299	.307	.305
Net realized and unrealized gain (loss)	(.445)	(.251)	.384	(.123)	.339
Total from investment operations	(.143)	.041	.683	.184	.644
Distributions from net investment income	(.300)	(.288)	(.294)	(.296)	(.294)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.307)	(.291)	(.313)	(.304)	(.294)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.22)%	.39%	5.98%	1.57%	5.73%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.52%	2.55%	2.62%	2.65%
Supplemental Data
Net assets, end of period (in millions)	$5,655	$4,379	$3,292	$2,687	$2,202
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class, Institutional Class, Institutional Premium Class and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR)or an affiliate serves as investment manager.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $252 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$284,837
Gross unrealized depreciation	(935,529)
Net unrealized appreciation (depreciation)	$(650,692)
Tax Cost	$41,334,802

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(19,519)
Net unrealized appreciation (depreciation) on securities and other investments	$(650,692)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(19,519)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$951,073	$ 714,930
Long-term Capital Gains	20,168	–
Total	$971,241	$ 714,930

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,071,072 and $907,907, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .025% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .14%, .045%, .035%, .025% and .025% for Investor Class, Premium Class, Institutional Class, Institutional Premium Class and Class F, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035% and .015% of class-level average net assets for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class, Institutional Class and Institutional Premium Class do not pay transfer agent fees. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid a portion of the transfer agent fees at an annual rate of .115%, .02% and .01%, of class-level average net assets, respectively, and Institutional Premium Class did not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Investor Class	$332
Premium Class	1,643
Institutional Class	380
$2,355

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $99 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $546.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $7.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Investor Class	$7,944	$9,080
Premium Class	234,433	207,464
Institutional Class	109,741	94,435
Institutional Premium Class	464,286	304,666
Class F	134,669	92,341
Total	$951,073	$707,986
From net realized gain
Investor Class	$197	$108
Premium Class	5,410	2,163
Institutional Class	2,492	995
Institutional Premium Class	9,335	2,769
Class F	2,734	909
Total	$20,168	$6,944

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Investor Class
Shares sold	16,300	26,655	$186,248	$309,794
Reinvestment of distributions	686	724	7,817	8,413
Shares redeemed	(17,284)	(36,966)	(197,588)	(429,424)
Net increase (decrease)	(298)	(9,587)	$(3,523)	$(111,217)
Premium Class
Shares sold	260,883	292,880	$2,976,599	$3,404,153
Reinvestment of distributions	19,886	17,088	226,485	198,513
Shares redeemed	(245,185)	(238,163)	(2,795,040)	(2,760,693)
Net increase (decrease)	35,584	71,805	$408,044	$841,973
Institutional Class
Shares sold	191,483	137,818	$2,181,401	$1,600,642
Reinvestment of distributions	9,639	8,184	109,759	95,075
Shares redeemed	(132,998)	(122,442)	(1,519,945)	(1,418,561)
Net increase (decrease)	68,124	23,560	$771,215	$277,156
Institutional Premium Class
Shares sold	799,021	608,892	$9,094,365	$7,067,151
Reinvestment of distributions	24,055	19,755	273,923	229,483
Shares redeemed	(318,163)	(150,534)	(3,610,663)	(1,745,549)
Net increase (decrease)	504,913	478,113	$5,757,625	$5,551,085
Class F
Shares sold	168,308	112,532	$1,919,970	$1,303,276
Reinvestment of distributions	12,078	8,028	137,403	93,250
Shares redeemed	(52,129)	(21,808)	(588,784)	(251,877)
Net increase (decrease)	128,257	98,752	$1,468,589	$1,144,649

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 28% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Investor Class	.12%
Actual		$1,000.00	$1,009.60	$.61-C
Hypothetical-D		$1,000.00	$1,024.60	$.61-C
Premium Class	.04%
Actual		$1,000.00	$1,010.00	$.20
Hypothetical-D		$1,000.00	$1,025.00	$.20
Institutional Class	.03%
Actual		$1,000.00	$1,010.00	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15
Institutional Premium Class	.03%
Actual		$1,000.00	$1,010.10	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15
Class F	.03%
Actual		$1,000.00	$1,010.10	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .03% and the expenses paid in the actual and hypothetical examples above would have been $.15 and $.15, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

A total of 30.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $606,482,092 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

UBI-ANN-1018
1.768913.118

Fidelity® U.S. Bond Index Fund Class F Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class F	(1.22)%	2.45%	3.60%

 The initial offering of Class F shares took place on September 24,2009. Returns prior to September 24, 2009 are those of Investor Class, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund - Class F on August 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See above for additional information regarding the performance of Class F.

Period Ending Values
$14,245	Fidelity® U.S. Bond Index Fund - Class F
$14,380	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2018, the fund’s share classes retuned about -1.2% to -1.3%, nearly in line with, net of fees, the -1.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. During the 12 months, bond returns were hurt by rising interest rates and expectations for further policy interest rate increases amid concerns about inflation, as well as the Fed’s moves to begin reducing the $4.5 trillion in government securities it accumulated as part of the quantitative easing program it deployed to battle the recession and financial crisis a decade ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	71.3%
AAA	4.2%
AA	2.7%
A	9.4%
BBB	12.4%
BB and Below	0.6%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	25.0%
U.S. Government and U.S. Government Agency Obligations	71.3%
Asset-Backed Securities	0.4%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.7)%

 * Foreign investments - 7.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.0%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.0%
Automobiles - 0.3%
American Honda Finance Corp.:
1.65% 7/12/21	$7,950	$7,632
1.7% 9/9/21	4,500	4,316
2.125% 10/10/18	6,550	6,549
2.15% 3/13/20	8,550	8,438
2.25% 8/15/19	7,650	7,620
2.3% 9/9/26	5,000	4,551
Ford Motor Co. 4.75% 1/15/43	7,650	6,329
General Motors Co.:
5.2% 4/1/45	4,270	3,942
6.6% 4/1/36	5,840	6,269
6.75% 4/1/46	7,155	7,854
General Motors Financial Co., Inc.:
3.15% 1/15/20	6,630	6,633
3.25% 1/5/23	7,200	6,974
3.85% 1/5/28	7,000	6,507
4% 1/15/25	6,170	5,983
4% 10/6/26	3,680	3,509
4.3% 7/13/25	12,400	12,204
4.35% 1/17/27	8,000	7,801
4.375% 9/25/21	9,190	9,356
		122,467
Diversified Consumer Services - 0.1%
George Washington University 4.3% 9/15/44	2,000	2,089
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	4,750	4,710
3.75% 8/21/28	4,650	4,575
4.3% 2/21/48	4,970	4,829
Massachusetts Institute of Technology:
3.885% 7/1/2116	2,830	2,629
3.959% 7/1/38	4,725	4,866
Northwestern University 4.643% 12/1/44	3,350	3,780
President and Fellows of Harvard College:
3.3% 7/15/56	4,850	4,365
3.619% 10/1/37	1,000	990
Rice University 3.774% 5/15/55	1,900	1,801
Trustees of Princeton Univ. 5.7% 3/1/39	1,000	1,274
University Notre Dame du Lac 3.438% 2/15/45	3,330	3,134
University of Southern California 5.25% 10/1/2111	2,000	2,413
		41,455
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.75% 12/9/20	2,300	2,287
3.7% 1/30/26	16,870	16,791
4.45% 3/1/47	5,680	5,679
4.875% 12/9/45	5,430	5,662
6.3% 3/1/38	7,045	8,511
Metropolitan Museum of Art 3.4% 7/1/45	3,000	2,818
Starbucks Corp.:
2.45% 6/15/26	10,000	9,091
3.8% 8/15/25	6,950	6,945
3.85% 10/1/23	1,875	1,904
4% 11/15/28	7,000	7,010
4.5% 11/15/48	4,700	4,630
		71,328
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.:
2.4% 2/22/23	15,850	15,319
2.8% 8/22/24	6,480	6,283
3.15% 8/22/27	10,460	10,094
3.875% 8/22/37	5,060	4,995
4.05% 8/22/47	12,940	12,765
4.25% 8/22/57	6,640	6,631
4.8% 12/5/34	6,000	6,580
		62,667
Media - 0.9%
21st Century Fox America, Inc.:
3.7% 10/15/25	7,000	6,963
5.4% 10/1/43	3,875	4,433
5.65% 8/15/20	1,000	1,046
6.15% 3/1/37	3,955	4,811
6.15% 2/15/41	10,500	12,955
6.9% 3/1/19	2,110	2,152
6.9% 8/15/39	2,000	2,633
7.75% 12/1/45	3,160	4,654
AOL Time Warner, Inc. 2.95% 7/15/26	8,000	7,267
CBS Corp.:
3.375% 2/15/28	10,550	9,675
4% 1/15/26	6,000	5,867
4.6% 1/15/45	7,300	6,842
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	11,000	10,490
4.908% 7/23/25	7,980	8,137
5.75% 4/1/48	5,230	5,142
6.384% 10/23/35	13,450	14,373
6.484% 10/23/45	4,690	5,000
Comcast Corp.:
1.625% 1/15/22	10,500	9,958
2.35% 1/15/27	23,800	21,122
3.125% 7/15/22	3,000	2,979
3.15% 3/1/26	5,000	4,763
3.3% 2/1/27	11,910	11,431
3.375% 8/15/25	13,700	13,330
3.969% 11/1/47	5,200	4,707
4% 3/1/48	12,000	10,842
4.65% 7/15/42	9,000	8,947
4.75% 3/1/44	5,400	5,472
5.7% 7/1/19	8,500	8,703
6.4% 3/1/40	1,000	1,201
6.55% 7/1/39	3,000	3,654
6.95% 8/15/37	6,700	8,545
Discovery Communications LLC:
3.25% 4/1/23	2,338	2,271
4.875% 4/1/43	4,900	4,529
5.05% 6/1/20	3,200	3,296
5.2% 9/20/47	8,400	8,130
NBCUniversal, Inc. 6.4% 4/30/40	3,000	3,591
Time Warner Cable, Inc.:
4.5% 9/15/42	11,000	9,269
7.3% 7/1/38	4,000	4,648
8.75% 2/14/19	2,368	2,428
Time Warner, Inc.:
2.1% 6/1/19	3,000	2,986
3.55% 6/1/24	3,000	2,919
3.6% 7/15/25	6,340	6,080
3.8% 2/15/27	9,000	8,632
4% 1/15/22	1,000	1,014
4.65% 6/1/44	7,870	7,196
4.85% 7/15/45	3,000	2,802
Viacom, Inc.:
4.25% 9/1/23	7,775	7,819
4.375% 3/15/43	2,635	2,269
5.625% 9/15/19	1,000	1,025
Walt Disney Co.:
1.85% 5/30/19	1,500	1,491
1.85% 7/30/26	5,110	4,521
2.3% 2/12/21	4,740	4,661
2.55% 2/15/22	2,810	2,747
3% 7/30/46	4,500	3,719
3.15% 9/17/25	9,470	9,298
4.125% 6/1/44	5,700	5,639
5.5% 3/15/19	2,000	2,029
		343,103
Multiline Retail - 0.1%
Dollar Tree, Inc. 3.7% 5/15/23	8,700	8,637
Kohl's Corp. 4.75% 12/15/23	2,128	2,191
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	4,750	4,488
4.3% 2/15/43	4,750	3,574
Nordstrom, Inc.:
4% 3/15/27	4,510	4,410
5% 1/15/44	2,000	1,852
Target Corp.:
3.875% 7/15/20	3,000	3,058
3.9% 11/15/47	8,690	8,251
4% 7/1/42	7,000	6,856
		43,317
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 4.5% 12/1/23	3,750	3,841
AutoZone, Inc.:
3.125% 7/15/23	3,825	3,737
3.25% 4/15/25	4,000	3,826
3.7% 4/15/22	5,500	5,540
3.75% 6/1/27	5,804	5,630
Home Depot, Inc.:
2.25% 9/10/18	5,000	5,000
2.8% 9/14/27	5,000	4,715
3% 4/1/26	10,030	9,674
3.75% 2/15/24	6,725	6,882
3.9% 6/15/47	8,577	8,287
4.2% 4/1/43	1,575	1,594
4.25% 4/1/46	3,280	3,316
4.875% 2/15/44	2,875	3,184
5.875% 12/16/36	10,400	12,770
Lowe's Companies, Inc.:
3.7% 4/15/46	3,500	3,208
4.05% 5/3/47	11,500	11,216
4.625% 4/15/20	2,000	2,040
4.65% 4/15/42	6,500	6,838
O'Reilly Automotive, Inc. 3.85% 6/15/23	2,825	2,850
		104,148
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 3.375% 11/1/46	4,500	4,021

TOTAL CONSUMER DISCRETIONARY		792,506

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	2,825	2,731
2.65% 2/1/21	19,340	19,115
3.3% 2/1/23	10,250	10,169
3.65% 2/1/26	60,530	59,213
4.625% 2/1/44	5,750	5,649
4.7% 2/1/36	4,870	4,937
4.9% 2/1/46	18,180	18,476
Anheuser-Busch InBev Worldwide, Inc.:
2.5% 7/15/22	8,720	8,456
3.75% 1/15/22	8,000	8,127
4.439% 10/6/48	7,394	7,063
4.6% 4/15/48	18,750	18,416
8.2% 1/15/39	2,800	3,994
Constellation Brands, Inc.:
3.5% 5/9/27	10,000	9,455
3.7% 12/6/26	7,550	7,259
Dr. Pepper Snapple Group, Inc. 2% 1/15/20	2,850	2,804
Maple Escrow Subsidiary, Inc. 4.057% 5/25/23 (a)	15,000	15,085
Molson Coors Brewing Co.:
2.1% 7/15/21	4,900	4,721
3% 7/15/26	17,400	15,983
4.2% 7/15/46	13,230	11,760
PepsiCo, Inc.:
2.15% 10/14/20	12,000	11,830
2.25% 5/2/22	12,000	11,675
2.375% 10/6/26	6,750	6,203
3% 10/15/27	18,210	17,436
3.6% 8/13/42	3,000	2,802
4.25% 10/22/44	6,000	6,178
4.45% 4/14/46	5,800	6,125
4.875% 11/1/40	2,300	2,540
The Coca-Cola Co.:
1.55% 9/1/21	3,990	3,833
2.2% 5/25/22	15,000	14,572
2.875% 10/27/25	9,580	9,255
3.15% 11/15/20	3,700	3,725
		329,587
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.75% 5/18/24	6,000	5,847
Kroger Co.:
2.65% 10/15/26	2,850	2,565
3.5% 2/1/26	4,000	3,850
5.15% 8/1/43	2,725	2,723
Sysco Corp.:
3.3% 7/15/26	3,280	3,148
3.75% 10/1/25	5,700	5,657
Walgreen Co. 3.1% 9/15/22	2,850	2,802
Walgreens Boots Alliance, Inc.:
3.45% 6/1/26	5,000	4,764
4.65% 6/1/46	5,500	5,175
Walmart, Inc.:
3.3% 4/22/24	19,000	19,037
3.4% 6/26/23	9,360	9,472
3.7% 6/26/28	12,300	12,413
4.05% 6/29/48	7,680	7,720
4.3% 4/22/44	6,000	6,313
5.625% 4/1/40	2,000	2,469
5.625% 4/15/41	4,600	5,704
6.5% 8/15/37	8,275	11,015
		110,674
Food Products - 0.4%
Campbell Soup Co. 2.5% 8/2/22	4,750	4,493
ConAgra Foods, Inc. 3.2% 1/25/23	8,805	8,558
General Mills, Inc.:
2.2% 10/21/19	7,000	6,949
3.7% 10/17/23	13,950	13,949
4.2% 4/17/28	17,200	17,153
5.65% 2/15/19	13,501	13,669
H.J. Heinz Co.:
3% 6/1/26	13,000	11,854
4.375% 6/1/46	6,830	5,968
5% 7/15/35	3,500	3,451
5.2% 7/15/45	5,180	5,035
Kellogg Co.:
3.125% 5/17/22	1,875	1,854
3.25% 4/1/26	3,720	3,530
4.3% 5/15/28	6,000	6,054
Kraft Foods Group, Inc.:
3.5% 6/6/22	11,650	11,608
5% 6/4/42	2,825	2,710
The J.M. Smucker Co. 2.5% 3/15/20	5,700	5,652
Tyson Foods, Inc. 3.95% 8/15/24	7,575	7,601
Unilever Capital Corp.:
2% 7/28/26	2,000	1,794
2.2% 3/6/19	7,475	7,466
3.1% 7/30/25	2,900	2,832
		142,180
Household Products - 0.1%
Kimberly-Clark Corp.:
1.9% 5/22/19	8,325	8,284
2.4% 3/1/22	5,200	5,072
2.4% 6/1/23	8,000	7,689
3.2% 7/30/46	2,500	2,165
Procter & Gamble Co.:
1.9% 11/1/19	4,000	3,964
2.3% 2/6/22	4,700	4,597
2.85% 8/11/27	4,500	4,324
3.1% 8/15/23	10,000	10,010
		46,105
Personal Products - 0.0%
Colgate-Palmolive Co. 3.25% 3/15/24	10,000	10,027
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,869
3.875% 9/16/46	10,000	8,882
4.25% 8/9/42	9,780	9,113
Bat Capital Corp.:
2.764% 8/15/22 (a)	9,500	9,203
3.222% 8/15/24 (a)	10,300	9,847
3.557% 8/15/27 (a)	9,500	8,898
4.54% 8/15/47 (a)	16,740	15,444
Philip Morris International, Inc.:
1.875% 2/25/21	15,000	14,539
2.125% 5/10/23	3,100	2,925
2.75% 2/25/26	3,750	3,514
3.6% 11/15/23	3,671	3,694
3.875% 8/21/42	4,825	4,396
4.125% 3/4/43	10,000	9,417
4.5% 3/26/20	2,000	2,048
4.875% 11/15/43	6,000	6,226
6.375% 5/16/38	1,450	1,751
Reynolds American, Inc.:
4.45% 6/12/25	7,060	7,156
4.85% 9/15/23	1,800	1,877
5.85% 8/15/45	4,240	4,622
7.25% 6/15/37	7,220	9,060
		139,481

TOTAL CONSUMER STAPLES		778,054

ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Baker Hughes A Ge Co. LLC 5.125% 9/15/40	2,000	2,121
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	3,800	3,527
Halliburton Co.:
3.8% 11/15/25	10,380	10,359
5% 11/15/45	7,540	8,015
7.45% 9/15/39	1,500	2,008
		26,030
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.:
3.45% 7/15/24	5,000	4,848
4.85% 3/15/21	10,145	10,460
6.2% 3/15/40	2,000	2,254
6.45% 9/15/36	2,675	3,103
6.6% 3/15/46	4,650	5,596
Apache Corp. 5.1% 9/1/40	3,000	2,987
Boardwalk Pipelines LP 4.95% 12/15/24	4,750	4,849
BP Capital Markets PLC:
2.241% 9/26/18	4,775	4,775
2.315% 2/13/20	1,800	1,785
2.5% 11/6/22	3,000	2,906
2.521% 1/15/20	6,000	5,971
3.017% 1/16/27	9,500	9,021
3.062% 3/17/22	3,750	3,727
3.245% 5/6/22	7,750	7,735
3.279% 9/19/27	12,740	12,317
4.5% 10/1/20	2,000	2,057
4.75% 3/10/19	1,000	1,011
Canadian Natural Resources Ltd.:
3.9% 2/1/25	1,875	1,862
4.95% 6/1/47	6,400	6,706
6.25% 3/15/38	6,850	8,053
Cenovus Energy, Inc.:
3% 8/15/22	1,700	1,635
3.8% 9/15/23	1,750	1,719
4.25% 4/15/27	9,500	9,176
5.4% 6/15/47	9,400	9,316
6.75% 11/15/39	2,000	2,285
Chevron Corp.:
1.961% 3/3/20	8,625	8,522
2.1% 5/16/21	13,750	13,450
2.193% 11/15/19	11,400	11,332
2.954% 5/16/26	11,000	10,572
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	3,043	3,034
4.5% 6/1/25	3,325	3,358
ConocoPhillips Co.:
4.95% 3/15/26	24,550	26,543
5.95% 3/15/46	6,000	7,661
6.5% 2/1/39	7,529	9,761
DCP Midstream Operating LP 3.875% 3/15/23	3,775	3,681
Devon Energy Corp.:
3.25% 5/15/22	4,000	3,941
5% 6/15/45	3,500	3,530
5.6% 7/15/41	2,875	3,092
Ecopetrol SA:
5.375% 6/26/26	4,740	4,894
5.875% 5/28/45	3,800	3,767
7.375% 9/18/43	4,940	5,558
Enbridge Energy Partners LP 4.2% 9/15/21	8,700	8,791
Enbridge, Inc.:
3.5% 6/10/24	2,825	2,774
5.5% 12/1/46	14,490	16,249
Encana Corp.:
3.9% 11/15/21	4,900	4,939
6.5% 2/1/38	5,000	5,933
Energy Transfer Partners LP:
3.6% 2/1/23	8,550	8,429
4.15% 10/1/20	4,500	4,560
4.95% 6/15/28	9,430	9,620
5.15% 3/15/45	8,000	7,592
6% 6/15/48	9,853	10,457
Enterprise Products Operating LP:
3.7% 2/15/26	1,770	1,748
3.95% 2/15/27	25,880	25,890
4.05% 2/15/22	9,325	9,511
4.25% 2/15/48	3,800	3,574
4.85% 8/15/42	2,500	2,556
4.85% 3/15/44	5,000	5,115
4.9% 5/15/46	4,280	4,416
5.7% 2/15/42	2,000	2,257
7.55% 4/15/38	2,000	2,656
EOG Resources, Inc.:
4.15% 1/15/26	5,600	5,754
5.625% 6/1/19	1,000	1,021
Equinor ASA:
2.25% 11/8/19	8,000	7,954
3.7% 3/1/24	3,650	3,704
5.1% 8/17/40	2,000	2,283
Exxon Mobil Corp.:
2.726% 3/1/23	10,000	9,838
3.043% 3/1/26	8,330	8,127
3.567% 3/6/45	6,650	6,211
Hess Corp.:
3.5% 7/15/24	3,800	3,615
5.6% 2/15/41	3,400	3,443
Kinder Morgan Energy Partners LP:
2.65% 2/1/19	3,425	3,422
3.45% 2/15/23	12,200	12,028
3.5% 9/1/23	2,000	1,968
3.95% 9/1/22	7,000	7,073
5% 3/1/43	1,000	970
5.5% 3/1/44	6,997	7,146
5.625% 9/1/41	1,000	1,024
6.55% 9/15/40	3,000	3,384
Kinder Morgan, Inc.:
5.2% 3/1/48	4,000	3,985
5.3% 12/1/34	8,550	8,722
Magellan Midstream Partners LP:
4.25% 9/15/46	5,500	5,222
5% 3/1/26	3,000	3,188
6.55% 7/15/19	4,592	4,733
Marathon Oil Corp.:
3.85% 6/1/25	7,000	6,879
5.2% 6/1/45	5,000	5,257
Marathon Petroleum Corp.:
5.125% 3/1/21	1,000	1,040
6.5% 3/1/41	1,000	1,180
MPLX LP:
4.125% 3/1/27	9,450	9,245
4.7% 4/15/48	19,500	18,222
5.2% 3/1/47	6,120	6,105
Nexen, Inc. 5.875% 3/10/35	3,710	4,298
Noble Energy, Inc. 4.95% 8/15/47	13,800	13,458
Occidental Petroleum Corp.:
2.7% 2/15/23	6,000	5,839
3.125% 2/15/22	2,000	1,991
3.4% 4/15/26	3,400	3,367
4.1% 2/15/47	2,820	2,766
4.4% 4/15/46	5,100	5,237
ONEOK Partners LP 3.375% 10/1/22	5,000	4,939
ONEOK, Inc. 4.95% 7/13/47	5,850	5,839
Petro-Canada 6.8% 5/15/38	8,445	10,818
Petroleos Mexicanos:
3.5% 1/30/23	6,725	6,337
4.625% 9/21/23	10,420	10,241
4.875% 1/24/22	18,010	18,114
5.35% 2/12/28 (a)	9,680	9,031
5.5% 6/27/44	2,748	2,272
5.625% 1/23/46	5,680	4,680
6.35% 2/12/48 (a)	16,400	14,555
6.375% 1/23/45	10,400	9,317
6.5% 3/13/27	17,020	17,231
6.75% 9/21/47	13,236	12,252
Phillips 66 Co.:
4.875% 11/15/44	1,000	1,034
5.875% 5/1/42	9,500	10,946
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	7,200	6,922
4.65% 10/15/25	12,250	12,389
4.9% 2/15/45	1,900	1,772
5.75% 1/15/20	1,000	1,030
6.65% 1/15/37	2,795	3,129
Shell International Finance BV:
1.75% 9/12/21	6,500	6,264
2.125% 5/11/20	8,300	8,205
2.375% 8/21/22	3,000	2,918
3.25% 5/11/25	4,160	4,103
4% 5/10/46	4,000	3,926
4.375% 5/11/45	13,300	13,708
6.375% 12/15/38	4,200	5,452
Spectra Energy Partners LP:
2.95% 9/25/18	2,877	2,878
3.375% 10/15/26	16,310	15,444
4.75% 3/15/24	4,825	5,000
Suncor Energy, Inc.:
4% 11/15/47	5,000	4,694
6.85% 6/1/39	2,000	2,565
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	7,520	7,202
5.3% 4/1/44	5,800	5,566
5.4% 10/1/47	5,500	5,378
The Williams Companies, Inc.:
4.55% 6/24/24	5,675	5,792
5.75% 6/24/44	1,900	2,043
Total Capital International SA:
2.1% 6/19/19	4,275	4,259
2.7% 1/25/23	1,900	1,853
2.75% 6/19/21	6,000	5,960
2.875% 2/17/22	4,175	4,139
3.75% 4/10/24	2,000	2,035
TransCanada PipeLines Ltd.:
2.5% 8/1/22	5,000	4,821
4.875% 1/15/26	5,000	5,252
4.875% 5/15/48	4,920	5,052
6.1% 6/1/40	6,700	7,697
Transcontinental Gas Pipe Line Co. LLC:
4.45% 8/1/42	7,750	7,389
4.6% 3/15/48 (a)	4,000	3,929
Valero Energy Corp. 6.625% 6/15/37	5,420	6,548
Western Gas Partners LP:
4% 7/1/22	3,000	2,986
4.5% 3/1/28	7,000	6,873
5.3% 3/1/48	7,000	6,669
Williams Partners LP:
3.35% 8/15/22	2,800	2,755
3.75% 6/15/27	23,360	22,404
3.9% 1/15/25	3,525	3,487
		953,710

TOTAL ENERGY		979,740

FINANCIALS - 8.1%
Banks - 4.4%
Australia & New Zealand Banking Group Ltd. 3.7% 11/16/25	6,640	6,638
Bank of America Corp.:
2.503% 10/21/22	9,000	8,656
2.6% 1/15/19	545	545
2.625% 4/19/21	7,000	6,889
2.65% 4/1/19	17,925	17,932
3.004% 12/20/23 (b)	10,595	10,314
3.248% 10/21/27	3,750	3,522
3.366% 1/23/26 (b)	10,600	10,235
3.419% 12/20/28 (b)	18,125	17,079
3.593% 7/21/28 (b)	11,100	10,624
3.705% 4/24/28 (b)	8,800	8,508
3.864% 7/23/24 (b)	24,300	24,412
4% 4/1/24	4,864	4,942
4% 1/22/25	6,000	5,931
4.1% 7/24/23	7,000	7,175
4.183% 11/25/27	5,150	5,030
4.2% 8/26/24	8,500	8,540
4.25% 10/22/26	4,000	3,971
4.271% 7/23/29 (b)	18,010	18,132
4.443% 1/20/48 (b)	15,250	15,225
4.45% 3/3/26	13,000	13,028
5% 1/21/44	5,370	5,803
Bank of Montreal 2.375% 1/25/19	3,700	3,697
Bank of Nova Scotia:
4.375% 1/13/21	1,000	1,026
4.5% 12/16/25	15,880	16,085
Barclays PLC:
2.75% 11/8/19	10,000	9,947
3.25% 1/12/21	7,500	7,414
4.337% 1/10/28	5,600	5,360
4.375% 1/12/26	5,000	4,884
4.836% 5/9/28	9,600	9,117
4.95% 1/10/47	6,000	5,656
5.25% 8/17/45	5,600	5,537
BB&T Corp. 2.75% 4/1/22	8,870	8,712
BNP Paribas 2.375% 5/21/20	11,600	11,451
BPCE SA:
2.25% 1/27/20	4,000	3,945
2.5% 7/15/19	12,100	12,045
4% 4/15/24	2,000	2,027
Branch Banking & Trust Co. 3.8% 10/30/26	3,000	2,998
Capital One NA:
2.25% 9/13/21	9,000	8,673
2.4% 9/5/19	7,000	6,964
Citigroup, Inc.:
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (b)(c)	11,250	10,607
2.35% 8/2/21	21,100	20,527
2.5% 9/26/18	750	750
2.5% 7/29/19	7,400	7,384
2.55% 4/8/19	3,700	3,697
2.75% 4/25/22	14,590	14,218
3.142% 1/24/23 (b)	23,000	22,669
3.668% 7/24/28 (b)	7,580	7,252
3.7% 1/12/26	11,130	10,869
3.887% 1/10/28 (b)	4,500	4,382
4.125% 7/25/28	15,440	14,963
4.4% 6/10/25	4,000	4,008
4.6% 3/9/26	6,000	6,054
4.75% 5/18/46	7,870	7,759
5.3% 5/6/44	2,000	2,127
5.5% 9/13/25	5,000	5,326
5.875% 1/30/42	1,675	1,957
8.125% 7/15/39	8,000	11,491
Citizens Bank NA 2.65% 5/26/22	20,380	19,718
Citizens Financial Group, Inc.:
2.375% 7/28/21	4,359	4,216
4.3% 12/3/25	1,891	1,883
Comerica, Inc. 3.8% 7/22/26	3,650	3,549
Commonwealth Bank of Australia 2.3% 3/12/20	7,550	7,471
Corporacion Andina de Fomento 4.375% 6/15/22	14,100	14,536
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	12,530	12,534
3.8% 6/9/23	20,000	19,875
4.55% 4/17/26	8,500	8,604
4.875% 5/15/45	5,000	5,129
Credit Suisse New York Branch:
3% 10/29/21	3,000	2,968
3.625% 9/9/24	3,425	3,397
Discover Bank:
3.45% 7/27/26	12,750	11,991
4.2% 8/8/23	7,000	7,063
Export-Import Bank of Korea:
2.875% 1/21/25	7,600	7,174
5% 4/11/22	6,170	6,464
Fifth Third Bancorp:
2.6% 6/15/22	7,480	7,242
3.5% 3/15/22	1,650	1,654
8.25% 3/1/38	2,079	2,868
HSBC Holdings PLC:
2.65% 1/5/22	21,000	20,434
3.4% 3/8/21	10,600	10,601
3.9% 5/25/26	11,000	10,821
4.25% 8/18/25	5,600	5,562
4.375% 11/23/26	28,700	28,465
4.875% 1/14/22	10,100	10,533
5.1% 4/5/21	2,800	2,917
5.25% 3/14/44	4,600	4,817
6.5% 9/15/37	10,500	12,533
HSBC U.S.A., Inc.:
2.25% 6/23/19	6,625	6,604
2.625% 9/24/18	7,500	7,501
3.5% 6/23/24	7,000	6,924
Huntington Bancshares, Inc.:
2.3% 1/14/22	18,000	17,323
3.15% 3/14/21	9,500	9,457
Japan Bank International Cooperation:
1.75% 5/29/19	15,100	14,989
1.875% 7/21/26	3,800	3,440
2.125% 2/10/25	2,000	1,871
2.25% 11/4/26	5,230	4,848
2.375% 11/16/22	11,486	11,122
2.75% 1/21/26	3,170	3,060
2.875% 6/1/27	7,600	7,366
3.125% 7/20/21	3,948	3,951
3.25% 7/20/28	9,000	8,974
JPMorgan Chase & Co.:
2.25% 1/23/20	8,875	8,785
2.35% 1/28/19	23,000	22,992
2.776% 4/25/23 (b)	5,000	4,872
2.95% 10/1/26	25,230	23,610
3.25% 9/23/22	4,000	3,977
3.3% 4/1/26	9,000	8,678
3.375% 5/1/23	1,900	1,869
3.54% 5/1/28 (b)	17,000	16,306
3.559% 4/23/24 (b)	10,000	9,951
3.797% 7/23/24 (b)	13,850	13,897
3.875% 9/10/24	7,725	7,675
3.882% 7/24/38 (b)	4,500	4,195
3.964% 11/15/48 (b)	9,400	8,642
4.005% 4/23/29 (b)	9,460	9,362
4.125% 12/15/26	5,875	5,865
4.203% 7/23/29 (b)	18,740	18,802
4.35% 8/15/21	2,000	2,060
4.5% 1/24/22	13,000	13,474
4.625% 5/10/21	1,500	1,553
4.85% 2/1/44	5,000	5,284
4.95% 6/1/45	2,550	2,686
5.5% 10/15/40	5,700	6,480
5.6% 7/15/41	1,500	1,740
5.625% 8/16/43	5,000	5,689
6.3% 4/23/19	10,000	10,231
KeyBank NA 3.4% 5/20/26	5,000	4,775
KeyCorp. 2.9% 9/15/20	5,800	5,765
Lloyds Bank PLC:
3.5% 5/14/25	8,600	8,466
4.344% 1/9/48	15,000	13,196
4.65% 3/24/26	8,600	8,500
Lloyds Banking Group PLC 3.1% 7/6/21	10,000	9,889
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	5,000	4,815
2.998% 2/22/22	9,200	9,045
3.85% 3/1/26	6,580	6,560
3.961% 3/2/28	22,000	22,041
Mizuho Financial Group, Inc.:
2.953% 2/28/22	8,600	8,433
3.549% 3/5/23	12,000	11,949
National Australia Bank Ltd. 2.5% 5/22/22	10,000	9,654
Nordic Investment Bank 2.125% 2/1/22	3,800	3,702
Oesterreichische Kontrollbank 2.375% 10/1/21	4,725	4,655
Osterreichische Kontrollbank AG:
1.125% 4/26/19	3,300	3,270
2.875% 9/7/21	4,205	4,203
PNC Bank NA:
2.6% 7/21/20	6,680	6,625
2.625% 2/17/22	12,000	11,741
PNC Financial Services Group, Inc. 3.9% 4/29/24	5,650	5,664
PNC Funding Corp. 6.7% 6/10/19	2,500	2,575
Rabobank (Netherlands) NV:
3.95% 11/9/22	5,300	5,315
4.5% 1/11/21	1,000	1,028
5.25% 5/24/41	3,000	3,438
Rabobank Nederland:
3.75% 7/21/26	19,250	18,359
4.375% 8/4/25	6,000	5,981
Rabobank Nederland New York Branch:
2.75% 1/10/23	17,000	16,474
3.375% 5/21/25	3,750	3,698
Regions Financial Corp.:
2.75% 8/14/22	7,580	7,350
3.2% 2/8/21	22,090	22,004
Royal Bank of Canada:
2.15% 3/6/20	6,575	6,499
2.75% 2/1/22	13,000	12,788
4.65% 1/27/26	12,990	13,353
Royal Bank of Scotland Group PLC:
3.875% 9/12/23	3,800	3,703
4.8% 4/5/26	6,600	6,690
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	10,920	10,611
Societe Generale SA 2.625% 10/1/18	3,750	3,751
Sumitomo Mitsui Banking Corp.:
2.25% 7/11/19	5,725	5,700
2.45% 1/16/20	5,000	4,954
3.4% 7/11/24	5,725	5,650
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	15,000	14,565
2.778% 10/18/22	7,550	7,309
2.784% 7/12/22	10,490	10,217
2.846% 1/11/22	10,600	10,387
3.102% 1/17/23	9,000	8,825
SunTrust Banks, Inc.:
2.35% 11/1/18	3,000	3,000
2.5% 5/1/19	2,000	1,999
3.3% 5/15/26	7,600	7,236
Svenska Handelsbanken AB 2.5% 1/25/19	11,750	11,751
Synchrony Bank 3% 6/15/22	7,000	6,738
The Toronto-Dominion Bank 2.5% 12/14/20	14,020	13,824
U.S. Bancorp:
2.625% 1/24/22	13,875	13,607
3.1% 4/27/26	9,000	8,578
4.125% 5/24/21	3,000	3,072
Wells Fargo & Co.:
2.1% 7/26/21	10,000	9,665
2.6% 7/22/20	7,640	7,570
2.625% 7/22/22	14,780	14,304
3% 10/23/26	20,330	18,991
3.3% 9/9/24	4,625	4,526
3.45% 2/13/23	3,675	3,621
3.55% 9/29/25	4,240	4,158
3.9% 5/1/45	4,760	4,429
4.1% 6/3/26	3,225	3,202
4.4% 6/14/46	7,140	6,712
4.48% 1/16/24	3,816	3,928
4.75% 12/7/46	16,000	15,846
4.9% 11/17/45	2,770	2,797
5.375% 11/2/43	1,850	1,984
5.606% 1/15/44	11,380	12,714
Westpac Banking Corp.:
2% 8/19/21	8,580	8,274
2.3% 5/26/20	3,000	2,959
2.5% 6/28/22	25,430	24,548
2.85% 5/13/26	4,750	4,450
4.875% 11/19/19	3,700	3,787
Zions Bancorp. 4.5% 6/13/23	207	210
		1,678,485
Capital Markets - 1.5%
Affiliated Managers Group, Inc. 3.5% 8/1/25	4,750	4,623
Bank New York Mellon Corp.:
2.6% 2/7/22	10,000	9,793
2.8% 5/4/26	5,630	5,342
2.95% 1/29/23	15,000	14,737
BlackRock, Inc.:
3.5% 3/18/24	2,900	2,932
4.25% 5/24/21	6,500	6,714
Brighthouse Financial, Inc. 4.7% 6/22/47	9,500	7,941
Deutsche Bank AG 4.5% 4/1/25	3,000	2,806
Deutsche Bank AG New York Branch:
2.95% 8/20/20	9,800	9,637
3.3% 11/16/22	9,200	8,743
4.1% 1/13/26	21,800	20,846
Eaton Vance Corp. 3.625% 6/15/23	2,825	2,835
Franklin Resources, Inc. 2.85% 3/30/25	3,800	3,621
Goldman Sachs Group, Inc.:
2.35% 11/15/21	27,450	26,607
2.55% 10/23/19	11,000	10,959
2.625% 1/31/19	12,850	12,848
3% 4/26/22	16,720	16,426
3.2% 2/23/23	23,170	22,759
3.5% 1/23/25	5,000	4,866
3.625% 1/22/23	9,000	8,992
3.75% 2/25/26	5,820	5,698
3.85% 7/8/24	3,800	3,790
3.85% 1/26/27	30,240	29,422
4.25% 10/21/25	5,000	4,973
4.75% 10/21/45	15,780	16,014
5.25% 7/27/21	4,500	4,723
5.75% 1/24/22	4,300	4,597
5.95% 1/15/27	15,000	16,553
6% 6/15/20	1,650	1,728
6.75% 10/1/37	14,860	17,933
IntercontinentalExchange, Inc.:
2.5% 10/15/18	4,675	4,675
3.75% 12/1/25	5,750	5,784
3.75% 9/21/28	9,330	9,308
4% 10/15/23	3,750	3,849
Lazard Group LLC 4.25% 11/14/20	2,650	2,698
Merrill Lynch & Co., Inc. 7.75% 5/14/38	4,175	5,681
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.45% 4/22/39 (b)(c)	7,560	7,535
2.375% 7/23/19	7,550	7,522
2.5% 1/24/19	6,000	5,999
2.625% 11/17/21	17,380	16,972
2.65% 1/27/20	11,000	10,939
2.75% 5/19/22	12,000	11,699
3.125% 1/23/23	36,200	35,575
3.125% 7/27/26	5,600	5,232
3.591% 7/22/28 (b)	8,500	8,092
3.7% 10/23/24	6,000	5,948
3.75% 2/25/23	6,775	6,818
3.875% 4/29/24	14,680	14,753
3.875% 1/27/26	5,250	5,177
3.95% 4/23/27	19,030	18,331
3.971% 7/22/38 (b)	6,250	5,850
4.3% 1/27/45	2,000	1,926
4.375% 1/22/47	11,100	10,862
5.5% 7/28/21	3,400	3,596
5.625% 9/23/19	2,000	2,056
5.75% 1/25/21	5,000	5,279
6.375% 7/24/42	2,900	3,611
7.25% 4/1/32	1,000	1,279
7.3% 5/13/19	3,000	3,092
State Street Corp. 2.65% 5/19/26	7,550	7,089
The Bank of New York Mellon Corp.:
2.6% 8/17/20	9,400	9,329
5.45% 5/15/19	2,000	2,039
Thomson Reuters Corp.:
3.35% 5/15/26	7,000	6,540
4.7% 10/15/19	4,000	4,066
		568,659
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	9,450	9,303
3.65% 7/21/27	4,500	4,168
3.875% 1/23/28	15,700	14,712
4.45% 10/1/25	9,850	9,851
4.5% 5/15/21	14,100	14,339
4.625% 7/1/22	9,450	9,667
American Express Co.:
2.5% 8/1/22	12,560	12,092
4.05% 12/3/42	6,975	6,922
Capital One Bank U.S.A. NA 3.375% 2/15/23	2,424	2,371
Capital One Financial Corp.:
3.2% 1/30/23	13,920	13,580
3.75% 7/28/26	9,750	9,150
3.75% 3/9/27	23,200	22,129
3.8% 1/31/28	13,000	12,371
4.75% 7/15/21	4,000	4,140
Caterpillar Financial Services Corp.:
1.7% 8/9/21	9,390	9,064
2% 3/5/20	3,900	3,852
2.1% 6/9/19	1,600	1,594
2.25% 12/1/19	6,600	6,565
2.4% 8/9/26	2,850	2,618
2.85% 6/1/22	4,000	3,952
Discover Financial Services 5.2% 4/27/22	1,000	1,040
Ford Motor Credit Co. LLC:
2.375% 3/12/19	2,425	2,416
2.875% 10/1/18	1,575	1,575
3.2% 1/15/21	3,600	3,534
3.219% 1/9/22	3,500	3,380
3.336% 3/18/21	4,250	4,164
3.815% 11/2/27	10,630	9,561
4.134% 8/4/25	7,000	6,608
4.25% 9/20/22	1,800	1,785
4.375% 8/6/23	4,000	3,952
4.389% 1/8/26	3,290	3,118
5.875% 8/2/21	11,375	11,881
Synchrony Financial:
2.7% 2/3/20	8,000	7,918
3% 8/15/19	5,675	5,665
3.7% 8/4/26	4,723	4,279
Toyota Motor Credit Corp.:
1.9% 4/8/21	2,000	1,943
2.1% 1/17/19	6,000	5,991
2.125% 7/18/19	10,400	10,359
2.15% 3/12/20	6,750	6,682
2.6% 1/11/22	8,000	7,861
2.7% 1/11/23	10,000	9,762
2.75% 5/17/21	2,600	2,580
		288,494
Diversified Financial Services - 1.0%
AB Svensk Exportkredit 1.25% 4/12/19	7,540	7,484
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	11,870	12,019
5.75% 1/15/40	5,000	6,049
Berkshire Hathaway, Inc.:
3.125% 3/15/26	11,500	11,182
4.5% 2/11/43	2,000	2,110
Brixmor Operating Partnership LP:
3.25% 9/15/23	4,690	4,510
3.9% 3/15/27	5,640	5,402
4.125% 6/15/26	7,550	7,373
Broadcom Corp./Broadcom Cayman LP:
3% 1/15/22	12,250	11,944
3.5% 1/15/28	7,000	6,320
3.875% 1/15/27	8,100	7,573
GE Capital International Funding Co.:
2.342% 11/15/20	5,694	5,577
3.373% 11/15/25	10,000	9,675
4.418% 11/15/35	20,239	19,472
General Electric Capital Corp.:
4.65% 10/17/21	2,005	2,087
5.875% 1/14/38	4,474	5,107
6.875% 1/10/39	1,146	1,446
ING U.S., Inc. 5.7% 7/15/43	3,750	4,204
International Finance Corp. 2.25% 1/25/21	1,870	1,846
KfW:
1.5% 2/6/19	4,200	4,185
1.5% 4/20/20	2,825	2,770
1.5% 6/15/21	29,860	28,799
1.75% 10/15/19	15,575	15,427
1.875% 4/1/19	16,930	16,877
1.875% 6/30/20	5,670	5,582
2% 5/2/25	3,825	3,606
2.125% 3/7/22	8,182	7,973
2.125% 1/17/23	12,000	11,610
2.375% 12/29/22	17,739	17,342
2.5% 11/20/24	10,425	10,154
2.75% 10/1/20	4,175	4,172
2.875% 4/3/28	15,360	15,232
4% 1/27/20	3,000	3,053
4.875% 6/17/19	25,000	25,457
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	8,500	7,754
2.5% 11/15/27	8,840	8,459
Svensk Exportkredit AB 2.375% 3/9/22	5,600	5,486
Voya Financial, Inc. 3.65% 6/15/26	15,789	15,223
		340,541
Insurance - 0.5%
ACE INA Holdings, Inc.:
3.35% 5/3/26	4,220	4,144
4.35% 11/3/45	4,000	4,154
5.9% 6/15/19	3,000	3,072
AFLAC, Inc. 4% 10/15/46	3,780	3,595
Allstate Corp.:
3.28% 12/15/26	4,720	4,588
4.2% 12/15/46	7,560	7,490
American International Group, Inc.:
3.375% 8/15/20	5,775	5,789
3.75% 7/10/25	2,850	2,788
3.875% 1/15/35	2,700	2,449
3.9% 4/1/26	3,770	3,699
4.2% 4/1/28	10,000	9,931
4.5% 7/16/44	8,875	8,457
4.75% 4/1/48	4,000	3,950
4.875% 6/1/22	9,000	9,430
6.4% 12/15/20	2,900	3,101
Aon PLC:
3.5% 6/14/24	2,000	1,961
4% 11/27/23	3,000	3,056
4.6% 6/14/44	1,600	1,597
4.75% 5/15/45	5,880	5,963
Baylor Scott & White Holdings 3.967% 11/15/46	2,500	2,440
Hartford Financial Services Group, Inc.:
4.4% 3/15/48	9,710	9,533
5.125% 4/15/22	4,750	5,011
Lincoln National Corp. 3.625% 12/12/26	6,000	5,816
Marsh & McLennan Companies, Inc.:
2.35% 9/10/19	3,850	3,831
2.35% 3/6/20	4,750	4,689
2.55% 10/15/18	5,800	5,797
3.5% 6/3/24	1,900	1,888
4.05% 10/15/23	6,775	6,912
4.2% 3/1/48	4,870	4,804
4.35% 1/30/47	2,800	2,830
MetLife, Inc.:
4.6% 5/13/46	2,000	2,051
4.721% 12/15/44 (b)	5,000	5,198
5.875% 2/6/41	2,400	2,853
Principal Financial Group, Inc. 4.3% 11/15/46	8,000	7,770
Progressive Corp. 2.45% 1/15/27	4,740	4,341
Prudential Financial, Inc.:
3.878% 3/27/28	6,400	6,416
3.905% 12/7/47	550	505
3.935% 12/7/49	10,719	9,856
4.418% 3/27/48	6,350	6,418
5.7% 12/14/36	380	440
7.375% 6/15/19	3,000	3,106
The Chubb Corp. 6.5% 5/15/38	3,510	4,567
The Travelers Companies, Inc.:
4.3% 8/25/45	1,460	1,479
6.25% 6/15/37	8,350	10,524
		208,289

TOTAL FINANCIALS		3,084,468

HEALTH CARE - 2.6%
Biotechnology - 0.4%
AbbVie, Inc.:
2.3% 5/14/21	2,730	2,661
2.5% 5/14/20	7,100	7,034
2.9% 11/6/22	5,700	5,560
3.6% 5/14/25	9,000	8,785
4.3% 5/14/36	6,260	6,021
4.4% 11/6/42	4,775	4,469
4.45% 5/14/46	7,000	6,610
4.7% 5/14/45	8,980	8,763
Amgen, Inc.:
2.2% 5/22/19	11,425	11,390
2.6% 8/19/26	10,500	9,599
3.125% 5/1/25	2,000	1,922
3.875% 11/15/21	9,600	9,765
4.4% 5/1/45	4,000	3,871
4.663% 6/15/51	12,474	12,438
Celgene Corp.:
2.875% 8/15/20	3,000	2,985
3.875% 8/15/25	9,500	9,362
4.35% 11/15/47	5,500	5,022
4.55% 2/20/48	5,000	4,719
5% 8/15/45	4,300	4,263
Gilead Sciences, Inc.:
2.55% 9/1/20	4,740	4,698
3.65% 3/1/26	6,180	6,118
4.15% 3/1/47	12,440	11,851
4.75% 3/1/46	11,000	11,436
		159,342
Health Care Equipment & Supplies - 0.4%
Abbott Laboratories:
2.9% 11/30/21	11,350	11,227
3.75% 11/30/26	12,300	12,195
4.75% 11/30/36	4,500	4,787
4.9% 11/30/46	10,400	11,301
Becton, Dickinson & Co.:
2.675% 12/15/19	5,854	5,824
3.7% 6/6/27	6,740	6,454
4.685% 12/15/44	13,900	13,642
Boston Scientific Corp. 4% 3/1/28	20,000	19,901
Danaher Corp. 2.4% 9/15/20	7,361	7,273
Medtronic Global Holdings SCA 3.35% 4/1/27	14,650	14,398
Medtronic, Inc.:
2.5% 3/15/20	22,100	21,957
4.625% 3/15/45	12,925	13,827
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	11,380	10,971
		153,757
Health Care Providers & Services - 0.9%
Aetna, Inc.:
4.125% 6/1/21	7,000	7,136
4.125% 11/15/42	4,411	4,114
Anthem, Inc.:
3.65% 12/1/27	23,000	21,904
4.375% 12/1/47	4,500	4,200
Cardinal Health, Inc. 4.368% 6/15/47	13,890	12,131
Catholic Health Initiatives 4.35% 11/1/42	2,000	1,881
Childrens Hosp Medical Ctr 4.268% 5/15/44	3,320	3,437
Cigna Corp. 4% 2/15/22	4,600	4,661
CVS Health Corp.:
2.25% 8/12/19	3,750	3,730
2.8% 7/20/20	8,400	8,342
2.875% 6/1/26	7,500	6,885
3.7% 3/9/23	21,075	21,018
3.875% 7/20/25	4,660	4,601
4.1% 3/25/25	17,150	17,170
4.3% 3/25/28	23,900	23,720
4.875% 7/20/35	3,100	3,139
5.05% 3/25/48	27,400	27,768
5.125% 7/20/45	8,810	8,992
5.3% 12/5/43	4,391	4,627
Express Scripts Holding Co.:
2.25% 6/15/19	3,800	3,785
3% 7/15/23	10,000	9,586
4.5% 2/25/26	11,660	11,773
4.8% 7/15/46	7,600	7,314
6.125% 11/15/41	3,000	3,318
Express Scripts, Inc. 7.25% 6/15/19	2,000	2,066
Humana, Inc. 4.95% 10/1/44	2,500	2,616
Kaiser Foundation Hospitals 4.875% 4/1/42	1,800	2,038
McKesson Corp.:
3.796% 3/15/24	5,000	4,970
4.883% 3/15/44	5,000	5,029
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	3,000	3,073
New York & Presbyterian Hospital:
4.024% 8/1/45	3,500	3,490
4.063% 8/1/56	2,630	2,604
NYU Hospitals Center 4.784% 7/1/44	7,600	8,166
Partners Healthcare System, Inc. 4.117% 7/1/55	3,500	3,394
UnitedHealth Group, Inc.:
1.625% 3/15/19	4,878	4,854
2.3% 12/15/19	8,625	8,573
2.7% 7/15/20	6,000	5,983
2.875% 12/15/21	2,575	2,553
3.375% 4/15/27	5,400	5,284
3.5% 6/15/23	8,900	8,958
3.75% 7/15/25	3,500	3,535
3.75% 10/15/47	9,560	8,919
3.85% 6/15/28	11,610	11,727
4.2% 1/15/47	3,600	3,594
4.375% 3/15/42	11,800	12,167
4.75% 7/15/45	1,670	1,806
WellPoint, Inc.:
3.3% 1/15/23	2,000	1,981
4.625% 5/15/42	2,600	2,519
4.65% 1/15/43	2,000	1,959
		347,090
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	4,670	4,547
4.15% 2/1/24	4,379	4,480
5.3% 2/1/44	5,820	6,489
		15,516
Pharmaceuticals - 0.9%
Actavis Funding SCS:
3% 3/12/20	27,100	27,026
3.45% 3/15/22	18,025	17,886
3.8% 3/15/25	8,820	8,736
4.55% 3/15/35	6,650	6,520
4.75% 3/15/45	6,330	6,289
Allergan PLC 3.25% 10/1/22	3,000	2,941
AstraZeneca PLC:
4.375% 11/16/45	7,540	7,510
6.45% 9/15/37	3,250	4,067
Bayer U.S. Finance II LLC:
2.125% 7/15/19 (a)	7,458	7,412
2.75% 7/15/21 (a)	6,357	6,190
2.85% 4/15/25 (a)	3,825	3,505
3.95% 4/15/45 (a)	1,390	1,190
Bristol-Myers Squibb Co. 3.25% 8/1/42	2,800	2,479
Eli Lilly & Co. 3.95% 5/15/47	5,500	5,509
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	7,218	9,269
Johnson & Johnson:
1.65% 3/1/21	3,770	3,662
2.45% 3/1/26	5,590	5,285
3.4% 1/15/38	9,330	8,798
3.5% 1/15/48	6,000	5,611
3.625% 3/3/37	4,000	3,918
4.5% 12/5/43	6,625	7,292
4.85% 5/15/41	4,260	4,901
Merck & Co., Inc.:
1.85% 2/10/20	9,000	8,893
2.4% 9/15/22	2,000	1,950
3.6% 9/15/42	2,000	1,917
3.7% 2/10/45	6,400	6,181
3.875% 1/15/21	1,000	1,022
5% 6/30/19	5,970	6,086
Mylan NV:
3.15% 6/15/21	2,000	1,970
3.95% 6/15/26	2,830	2,684
5.2% 4/15/48 (a)	3,000	2,803
5.25% 6/15/46	3,300	3,087
Novartis Capital Corp.:
2.4% 5/17/22	11,600	11,295
2.4% 9/21/22	3,750	3,637
3% 11/20/25	10,470	10,120
3.1% 5/17/27	5,890	5,683
3.7% 9/21/42	2,825	2,742
4% 11/20/45	5,240	5,282
Perrigo Co. PLC 3.5% 3/15/21	1,686	1,675
Perrigo Finance PLC:
4.375% 3/15/26	3,100	3,036
4.9% 12/15/44	2,268	2,100
Pfizer, Inc.:
3% 12/15/26	6,700	6,501
4% 12/15/36	9,500	9,661
4.125% 12/15/46	3,290	3,330
4.4% 5/15/44	4,190	4,375
7.2% 3/15/39	5,400	7,494
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	11,340	10,958
2.875% 9/23/23	9,450	9,019
3.2% 9/23/26	39,180	36,490
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	14,100	13,184
2.8% 7/21/23	11,370	10,061
Zoetis, Inc.:
3.25% 2/1/23	5,000	4,937
3.95% 9/12/47	2,000	1,850
4.7% 2/1/43	1,300	1,334
		357,353

TOTAL HEALTH CARE		1,033,058

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	5,800	5,788
3.375% 5/15/23	9,500	9,543
3.75% 5/15/28	9,400	9,535
Lockheed Martin Corp.:
3.55% 1/15/26	7,600	7,549
4.09% 9/15/52	9,558	9,111
Northrop Grumman Corp.:
3.25% 1/15/28	8,400	7,960
3.85% 4/15/45	1,875	1,713
4.03% 10/15/47	18,830	17,598
4.75% 6/1/43	4,000	4,139
Raytheon Co.:
3.125% 10/15/20	2,000	2,007
3.15% 12/15/24	8,900	8,840
4.875% 10/15/40	1,000	1,137
Rockwell Collins, Inc.:
2.8% 3/15/22	8,500	8,297
4.35% 4/15/47	6,600	6,398
The Boeing Co.:
2.125% 3/1/22	3,760	3,651
2.5% 3/1/25	4,600	4,326
2.8% 3/1/23	4,940	4,875
3.625% 3/1/48	4,000	3,791
3.65% 3/1/47	2,760	2,623
6% 3/15/19	1,000	1,018
6.875% 3/15/39	3,300	4,594
United Technologies Corp.:
2.3% 5/4/22	10,000	9,629
2.65% 11/1/26	4,800	4,359
3.1% 6/1/22	2,875	2,840
3.65% 8/16/23	19,480	19,543
3.75% 11/1/46	3,850	3,400
4.05% 5/4/47	2,330	2,159
4.125% 11/16/28	14,710	14,702
4.5% 4/15/20	4,000	4,091
4.5% 6/1/42	7,380	7,306
4.625% 11/16/48	7,000	7,067
5.7% 4/15/40	2,000	2,275
		201,864
Air Freight & Logistics - 0.1%
FedEx Corp.:
2.3% 2/1/20	11,350	11,267
3.2% 2/1/25	3,820	3,741
3.9% 2/1/35	5,900	5,576
4.4% 1/15/47	8,000	7,576
4.55% 4/1/46	1,500	1,470
United Parcel Service, Inc.:
2.4% 11/15/26	7,500	6,899
3.4% 11/15/46	2,650	2,347
3.75% 11/15/47	6,180	5,743
6.2% 1/15/38	2,500	3,137
		47,756
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	2,499	2,567
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	7,192	6,859
Continental Airlines, Inc. 4% 10/29/24	3,631	3,651
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 12/1/27	638	624
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	8,951	8,555
		22,256
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
2.9% 7/1/26	4,220	3,936
3.2% 3/15/25	11,275	10,934
3.95% 5/15/28	10,500	10,544
5.5% 9/15/19	4,000	4,103
Waste Management, Inc.:
2.4% 5/15/23	5,300	5,077
2.9% 9/15/22	6,675	6,567
		41,161
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	5,725	5,586
4% 11/2/32	1,900	1,902
4.15% 11/2/42	1,900	1,822
Fortive Corp. 2.35% 6/15/21	6,600	6,412
General Electric Capital Corp. 6.15% 8/7/37	544	637
		16,359
Industrial Conglomerates - 0.2%
3M Co.:
2% 6/26/22	4,000	3,859
2.875% 10/15/27	4,000	3,817
3.125% 9/19/46	2,760	2,379
Covidien International Finance SA 3.2% 6/15/22	2,150	2,140
Danaher Corp. 4.375% 9/15/45	2,370	2,470
General Electric Co.:
3.375% 3/11/24	5,500	5,444
4.5% 3/11/44	30,370	29,389
Honeywell International, Inc.:
2.5% 11/1/26	7,160	6,657
3.812% 11/21/47	1,400	1,357
Roper Technologies, Inc.:
2.05% 10/1/18	5,675	5,673
2.8% 12/15/21	6,610	6,487
3.8% 12/15/26	8,500	8,313
		77,985
Machinery - 0.4%
Caterpillar Financial Services Corp.:
2.4% 6/6/22	10,000	9,729
3.45% 5/15/23	14,000	14,105
Caterpillar, Inc.:
2.6% 6/26/22	6,000	5,879
3.803% 8/15/42	2,500	2,409
5.3% 9/15/35	7,000	8,097
Deere & Co. 5.375% 10/16/29	1,000	1,144
Ingersoll-Rand Luxembourg Finance SA:
2.625% 5/1/20	5,093	5,049
4.65% 11/1/44	6,000	6,110
John Deere Capital Corp.:
1.95% 12/13/18	4,825	4,819
1.95% 3/4/19	9,600	9,581
2.05% 3/10/20	7,675	7,581
2.25% 4/17/19	10,250	10,223
2.55% 1/8/21	10,401	10,290
2.65% 6/24/24	10,460	10,050
2.65% 6/10/26	5,000	4,684
2.7% 1/6/23	10,000	9,767
2.8% 1/27/23	5,000	4,912
2.8% 3/6/23	3,250	3,190
2.8% 9/8/27	7,000	6,570
Parker Hannifin Corp.:
3.25% 3/1/27	5,650	5,488
4.1% 3/1/47	5,660	5,640
		145,317
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp. 4.7% 10/1/19	5,000	5,097
Burlington Northern Santa Fe LLC:
3% 3/15/23	2,800	2,765
3.05% 3/15/22	10,000	9,940
3.25% 6/15/27	7,500	7,351
3.9% 8/1/46	4,640	4,430
4.05% 6/15/48	6,000	5,837
4.125% 6/15/47	2,850	2,840
4.15% 4/1/45	1,700	1,689
4.375% 9/1/42	4,500	4,646
4.55% 9/1/44	3,000	3,141
4.9% 4/1/44	4,000	4,409
Canadian National Railway Co.:
2.85% 12/15/21	5,000	4,954
3.2% 8/2/46	3,300	2,873
CSX Corp.:
3.25% 6/1/27	5,000	4,753
3.4% 8/1/24	4,625	4,588
3.8% 11/1/46	5,720	5,193
3.95% 5/1/50	3,575	3,251
4.1% 3/15/44	6,775	6,408
Norfolk Southern Corp.:
3% 4/1/22	7,500	7,418
3.25% 12/1/21	5,000	4,989
3.65% 8/1/25	12,000	12,019
3.95% 10/1/42	1,900	1,785
4.65% 1/15/46	3,260	3,403
Union Pacific Corp.:
2.75% 3/1/26	6,660	6,232
3% 4/15/27	5,000	4,757
3.35% 8/15/46	4,720	4,015
3.6% 9/15/37	3,300	3,044
3.799% 10/1/51	2,800	2,497
4.5% 9/10/48	9,400	9,577
		143,901
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	9,420	9,059
2.75% 1/15/23	10,000	9,536
3.375% 6/1/21	14,024	13,941
3.75% 2/1/22	3,820	3,831
		36,367

TOTAL INDUSTRIALS		732,966

INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	10,100	9,778
2.2% 9/20/23	7,510	7,183
2.5% 9/20/26	5,000	4,651
3.5% 6/15/25	4,270	4,306
4.45% 1/15/20	2,000	2,045
4.95% 2/15/19	3,479	3,517
5.9% 2/15/39	12,416	15,500
		46,980
Electronic Equipment & Components - 0.2%
Corning, Inc. 4.75% 3/15/42	5,000	5,055
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	17,160	17,451
6.02% 6/15/26 (a)	16,140	17,098
8.35% 7/15/46 (a)	5,890	7,212
Tyco Electronics Group SA:
2.35% 8/1/19	5,000	4,979
2.375% 12/17/18	3,000	2,998
3.45% 8/1/24	3,650	3,587
7.125% 10/1/37	2,475	3,336
		61,716
Internet Software & Services - 0.0%
Alphabet, Inc.:
1.998% 8/15/26	2,300	2,091
3.625% 5/19/21	3,780	3,861
		5,952
IT Services - 0.2%
IBM Corp.:
2.5% 1/27/22	7,800	7,624
3.625% 2/12/24	10,000	10,111
4.7% 2/19/46	4,950	5,444
7.625% 10/15/18	13,000	13,076
IBM Credit LLC 2.2% 9/8/22	9,000	8,637
MasterCard, Inc. 3.8% 11/21/46	3,800	3,721
Visa, Inc.:
2.2% 12/14/20	5,700	5,619
2.75% 9/15/27	11,920	11,211
3.15% 12/14/25	9,010	8,821
4.3% 12/14/45	6,640	6,968
		81,232
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	12,920	13,127
Intel Corp.:
2.35% 5/11/22	17,000	16,559
3.3% 10/1/21	15,000	15,155
3.734% 12/8/47	3,267	3,059
4.1% 5/19/46	7,000	6,997
4.1% 5/11/47	2,400	2,409
Qualcomm, Inc.:
2.6% 1/30/23	7,500	7,210
4.3% 5/20/47	10,100	9,468
Texas Instruments, Inc.:
1.75% 5/1/20	3,800	3,738
4.15% 5/15/48	4,000	4,056
		81,778
Software - 0.7%
Microsoft Corp.:
1.55% 8/8/21	20,160	19,418
2.4% 2/6/22	28,000	27,503
2.7% 2/12/25	17,175	16,577
3.45% 8/8/36	6,100	5,816
3.625% 12/15/23	26,150	26,691
3.7% 8/8/46	16,730	16,121
3.95% 8/8/56	5,000	4,932
4.1% 2/6/37	17,740	18,424
4.2% 6/1/19	2,000	2,026
4.25% 2/6/47	6,980	7,356
4.45% 11/3/45	12,570	13,614
5.3% 2/8/41	1,500	1,789
Oracle Corp.:
1.9% 9/15/21	8,400	8,129
2.25% 10/8/19	4,725	4,705
2.5% 5/15/22	9,600	9,400
2.625% 2/15/23	10,000	9,754
2.65% 7/15/26	9,000	8,399
2.95% 5/15/25	5,000	4,849
3.25% 11/15/27	17,100	16,562
3.4% 7/8/24	4,725	4,707
3.85% 7/15/36	10,130	9,834
4% 7/15/46	9,800	9,420
4% 11/15/47	5,000	4,806
4.125% 5/15/45	3,000	2,948
4.3% 7/8/34	3,875	3,988
5.375% 7/15/40	12,500	14,387
		272,155
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
2.1% 5/6/19	6,475	6,460
2.1% 9/12/22	8,500	8,195
2.15% 2/9/22	5,000	4,857
2.25% 2/23/21	15,000	14,789
2.3% 5/11/22	8,000	7,806
2.4% 1/13/23	30,000	29,148
2.45% 8/4/26	20,600	19,139
2.7% 5/13/22	6,650	6,588
2.9% 9/12/27	14,050	13,331
3% 11/13/27	10,000	9,588
3.2% 5/13/25	10,490	10,381
3.2% 5/11/27	5,570	5,416
3.75% 11/13/47	6,975	6,607
3.85% 5/4/43	13,000	12,533
4.25% 2/9/47	2,500	2,583
4.375% 5/13/45	4,690	4,895
4.5% 2/23/36	9,260	10,002
4.65% 2/23/46	5,650	6,154
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (b)	7,130	7,178
4.9% 10/15/25 (b)	9,750	10,048
6.2% 10/15/35 (b)	3,890	4,020
6.35% 10/15/45 (b)	1,880	1,938
HP, Inc.:
4.3% 6/1/21	2,780	2,850
6% 9/15/41	1,500	1,534
Xerox Corp.:
2.75% 3/15/19	5,000	4,995
4.5% 5/15/21	4,000	4,035
5.625% 12/15/19	1,000	1,027
		216,097

TOTAL INFORMATION TECHNOLOGY		765,910

MATERIALS - 0.7%
Chemicals - 0.4%
Air Products & Chemicals, Inc. 4.375% 8/21/19	1,000	1,016
E.I. du Pont de Nemours & Co.:
3.625% 1/15/21	5,000	5,066
4.15% 2/15/43	4,000	3,736
4.625% 1/15/20	3,000	3,068
Eastman Chemical Co. 4.65% 10/15/44	3,000	2,928
Ecolab, Inc.:
2.25% 1/12/20	3,775	3,735
2.7% 11/1/26	6,600	6,150
3.95% 12/1/47	3,329	3,210
5.5% 12/8/41	408	481
LYB International Finance BV:
4% 7/15/23	5,625	5,662
4.875% 3/15/44	5,850	5,883
LYB International Finance II BV 3.5% 3/2/27	9,470	9,000
LyondellBasell Industries NV:
4.625% 2/26/55	3,740	3,510
5% 4/15/19	1,000	1,008
Nutrien Ltd.:
4% 12/15/26	11,400	11,088
4.875% 3/30/20	1,500	1,532
5.25% 1/15/45	3,500	3,658
5.625% 12/1/40	1,800	1,955
Praxair, Inc.:
2.2% 8/15/22	2,000	1,929
2.45% 2/15/22	4,650	4,544
3.2% 1/30/26	6,340	6,229
3.55% 11/7/42	2,000	1,870
Sherwin-Williams Co.:
2.75% 6/1/22	4,740	4,613
3.45% 6/1/27	10,730	10,220
4.5% 6/1/47	8,530	8,194
The Dow Chemical Co.:
3% 11/15/22	4,900	4,798
4.125% 11/15/21	7,700	7,855
4.375% 11/15/42	4,875	4,606
8.55% 5/15/19	2,358	2,448
9.4% 5/15/39	3,000	4,608
The Mosaic Co.:
4.05% 11/15/27	5,760	5,594
4.25% 11/15/23	10,888	11,037
5.625% 11/15/43	3,750	3,828
Westlake Chemical Corp. 5% 8/15/46	2,000	2,020
		157,079
Containers & Packaging - 0.1%
Bemis Co., Inc. 6.8% 8/1/19	3,000	3,102
International Paper Co.:
3.65% 6/15/24	4,725	4,702
3.8% 1/15/26	2,880	2,840
4.4% 8/15/47	3,800	3,496
4.75% 2/15/22	11,500	11,947
5.15% 5/15/46	1,810	1,851
		27,938
Metals & Mining - 0.2%
Barrick Gold Corp. 5.25% 4/1/42	4,500	4,664
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	5,759	5,693
5% 9/30/43	3,000	3,355
Newmont Mining Corp. 5.125% 10/1/19	1,000	1,020
Nucor Corp.:
4% 8/1/23	3,000	3,069
5.2% 8/1/43	4,000	4,415
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	21,300	21,456
7.125% 7/15/28	2,000	2,519
Southern Copper Corp.:
3.875% 4/23/25	3,670	3,569
5.25% 11/8/42	5,775	5,800
Vale Overseas Ltd.:
4.375% 1/11/22	11,400	11,459
5.875% 6/10/21	8,220	8,639
Vale SA 5.625% 9/11/42	6,600	6,749
		82,407

TOTAL MATERIALS		267,424

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	3,788	3,760
3.9% 6/15/23	5,650	5,704
American Tower Corp.:
3.4% 2/15/19	7,475	7,490
3.55% 7/15/27	8,550	8,075
Boston Properties, Inc.:
2.75% 10/1/26	7,000	6,405
3.125% 9/1/23	1,900	1,861
4.125% 5/15/21	2,100	2,143
DDR Corp. 4.625% 7/15/22	1,900	1,953
Duke Realty LP:
3.625% 4/15/23	2,750	2,737
3.75% 12/1/24	5,750	5,699
ERP Operating LP:
2.375% 7/1/19	5,750	5,732
3% 4/15/23	1,875	1,839
3.25% 8/1/27	12,984	12,481
4.625% 12/15/21	5,700	5,909
Federal Realty Investment Trust 3% 8/1/22	4,750	4,667
HCP, Inc.:
3.4% 2/1/25	8,000	7,642
3.875% 8/15/24	7,575	7,453
Health Care REIT, Inc. 3.75% 3/15/23	8,660	8,636
Kimco Realty Corp.:
3.8% 4/1/27	4,000	3,861
4.125% 12/1/46	10,000	8,945
4.45% 9/1/47	5,180	4,869
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	8,000	7,997
4.5% 1/15/25	8,010	7,929
4.5% 4/1/27	9,500	9,220
Simon Property Group LP:
2.625% 6/15/22	7,930	7,739
3.375% 12/1/27	14,000	13,538
4.125% 12/1/21	3,200	3,282
Ventas Realty LP:
3.125% 6/15/23	6,315	6,146
3.25% 10/15/26	3,500	3,253
3.5% 2/1/25	4,000	3,858
3.85% 4/1/27	9,500	9,205
4% 3/1/28	9,000	8,808
4.125% 1/15/26	1,450	1,440
4.375% 2/1/45	3,000	2,793
Weingarten Realty Investors 3.5% 4/15/23	3,800	3,753
Welltower, Inc. 4.95% 9/1/48	10,000	10,098
		216,920
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,800	3,791
CBRE Group, Inc. 4.875% 3/1/26	5,700	5,920
Digital Realty Trust LP 3.7% 8/15/27	8,000	7,680
Liberty Property LP:
3.25% 10/1/26	4,660	4,373
3.375% 6/15/23	2,775	2,730
3.75% 4/1/25	4,750	4,659
4.4% 2/15/24	7,425	7,577
4.75% 10/1/20	1,000	1,025
Mack-Cali Realty LP:
3.15% 5/15/23	4,700	4,160
4.5% 4/18/22	4,210	4,110
Tanger Properties LP:
3.75% 12/1/24	6,500	6,293
3.875% 7/15/27	6,200	5,869
		58,187

TOTAL REAL ESTATE		275,107

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.45% 6/30/20	5,360	5,289
2.8% 2/17/21	9,000	8,897
3.4% 5/15/25	9,270	8,807
3.8% 3/15/22	10,000	10,083
4.125% 2/17/26	27,320	26,976
4.35% 6/15/45	24,760	21,182
4.5% 3/9/48	9,570	8,262
4.55% 3/9/49	183	159
4.75% 5/15/46	10,300	9,291
4.9% 8/15/37 (a)	25,430	24,310
5.15% 11/15/46 (a)	843	801
5.15% 2/15/50 (a)	24,040	22,397
5.55% 8/15/41	7,300	7,279
5.8% 2/15/19	4,000	4,053
5.875% 10/1/19	2,905	2,994
6.35% 3/15/40	1,000	1,085
6.375% 3/1/41	6,850	7,479
British Telecommunications PLC 9.625% 12/15/30 (b)	4,515	6,443
Orange SA:
5.375% 7/8/19	4,000	4,085
5.5% 2/6/44	3,000	3,323
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	13,400	13,030
5.213% 3/8/47	6,550	6,444
5.462% 2/16/21	2,700	2,827
5.877% 7/15/19	2,000	2,050
7.045% 6/20/36	2,600	3,152
Verizon Communications, Inc.:
2.625% 8/15/26	23,130	20,947
3.5% 11/1/24	3,000	2,965
4.125% 3/16/27	7,000	7,033
4.272% 1/15/36	24,278	22,883
4.4% 11/1/34	3,775	3,645
4.75% 11/1/41	1,000	971
5.012% 4/15/49	11,779	11,815
5.012% 8/21/54	12,557	12,230
5.25% 3/16/37	15,500	16,384
5.5% 3/16/47	26,880	28,982
6.55% 9/15/43	12,516	15,042
		353,595
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
3.125% 7/16/22	5,275	5,173
6.125% 11/15/37	8,365	9,755
Rogers Communications, Inc.:
2.9% 11/15/26	2,500	2,315
3.625% 12/15/25	2,000	1,972
4.1% 10/1/23	4,825	4,936
5.45% 10/1/43	5,775	6,382
Vodafone Group PLC:
2.5% 9/26/22	3,000	2,888
2.95% 2/19/23	6,900	6,703
3.75% 1/16/24	10,340	10,252
4.375% 5/30/28	13,940	13,822
5.25% 5/30/48	15,300	15,389
		79,587

TOTAL TELECOMMUNICATION SERVICES		433,182

UTILITIES - 1.7%
Electric Utilities - 1.1%
Alabama Power Co.:
3.7% 12/1/47	5,890	5,441
3.75% 3/1/45	1,000	935
4.15% 8/15/44	4,650	4,583
4.3% 7/15/48	5,880	5,956
5.2% 6/1/41	3,850	4,259
AmerenUE 3.9% 9/15/42	3,700	3,633
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,903
Appalachian Power Co. 4.45% 6/1/45	6,000	6,191
Baltimore Gas & Electric Co.:
3.35% 7/1/23	2,850	2,831
3.5% 8/15/46	2,500	2,256
Carolina Power & Light Co. 2.8% 5/15/22	4,350	4,287
CenterPoint Energy Houston Electric LLC 3.55% 8/1/42	1,900	1,760
Cleco Corporate Holdings LLC 3.743% 5/1/26	5,660	5,369
Cleveland Electric Illuminating Co. 8.875% 11/15/18	2,000	2,023
Commonwealth Edison Co.:
3.1% 11/1/24	10,000	9,719
3.4% 9/1/21	1,000	1,003
3.65% 6/15/46	2,860	2,662
3.7% 3/1/45	3,100	2,900
3.75% 8/15/47	6,150	5,814
4% 3/1/48	6,830	6,708
Detroit Edison Co. 2.65% 6/15/22	8,000	7,816
Duke Energy Carolinas LLC:
2.95% 12/1/26	6,000	5,750
3.75% 6/1/45	2,000	1,877
4% 9/30/42	3,750	3,669
Duke Energy Corp.:
1.8% 9/1/21	15,460	14,812
2.65% 9/1/26	13,350	12,141
3.75% 4/15/24	6,000	6,024
3.75% 9/1/46	9,130	8,167
3.95% 10/15/23	2,443	2,472
4.8% 12/15/45	2,790	2,923
Duke Energy Progress, Inc.:
4.15% 12/1/44	1,800	1,805
4.375% 3/30/44	2,000	2,072
Edison International 2.95% 3/15/23	8,190	7,861
Entergy Corp.:
2.95% 9/1/26	4,700	4,347
4% 7/15/22	6,640	6,761
Eversource Energy:
2.9% 10/1/24	8,550	8,164
3.35% 3/15/26	6,610	6,373
Exelon Corp.:
3.95% 6/15/25	7,830	7,865
5.1% 6/15/45	1,100	1,170
FirstEnergy Corp. 3.9% 7/15/27	8,500	8,347
Florida Power & Light Co.:
3.125% 12/1/25	5,100	5,000
3.25% 6/1/24	4,725	4,684
4.05% 10/1/44	5,419	5,460
4.125% 6/1/48	12,300	12,537
Florida Power Corp. 3.4% 10/1/46	2,500	2,209
Indiana Michigan Power Co. 3.2% 3/15/23	2,775	2,748
Northern States Power Co.:
3.4% 8/15/42	2,000	1,834
4.125% 5/15/44	4,500	4,554
NSTAR Electric Co. 3.2% 5/15/27	7,650	7,410
Pacific Gas & Electric Co.:
2.45% 8/15/22	4,000	3,769
2.95% 3/1/26	6,800	6,157
3.75% 8/15/42	5,900	5,113
4% 12/1/46	1,350	1,203
5.4% 1/15/40	4,000	4,273
PacifiCorp:
3.6% 4/1/24	4,000	4,023
6% 1/15/39	6,193	7,718
Potomac Electric Power Co. 6.5% 11/15/37	3,806	4,891
PPL Capital Funding, Inc.:
3.1% 5/15/26	8,000	7,493
3.4% 6/1/23	2,675	2,625
4.2% 6/15/22	2,000	2,035
4.7% 6/1/43	1,800	1,823
PPL Electric Utilities Corp. 4.15% 10/1/45	3,500	3,521
Progress Energy, Inc.:
4.875% 12/1/19	1,700	1,741
6% 12/1/39	5,200	6,323
Public Service Co. of Colorado:
2.9% 5/15/25	11,000	10,542
3.8% 6/15/47	4,630	4,417
Public Service Electric & Gas Co.:
3.65% 9/1/42	2,825	2,668
4% 6/1/44	5,000	4,916
Puget Sound Energy, Inc. 4.3% 5/20/45	6,410	6,643
Southern California Edison Co. 4% 4/1/47	10,000	9,561
Southern Co.:
2.35% 7/1/21	6,600	6,403
3.25% 7/1/26	11,000	10,348
4.4% 7/1/46	7,320	7,026
Tampa Electric Co. 6.15% 5/15/37	6,260	7,542
Virginia Electric & Power Co.:
3.1% 5/15/25	4,000	3,867
3.45% 2/15/24	2,750	2,741
3.8% 4/1/28	14,910	15,057
3.8% 9/15/47	8,210	7,594
4.2% 5/15/45	2,400	2,364
4.45% 2/15/44	2,750	2,798
5% 6/30/19	5,000	5,089
6% 5/15/37	2,000	2,440
Wisconsin Electric Power Co. 4.25% 6/1/44	4,700	4,742
Wisconsin Power & Light Co. 5% 7/15/19	1,000	1,019
Xcel Energy, Inc.:
2.6% 3/15/22	13,900	13,556
3.35% 12/1/26	3,000	2,906
		446,032
Gas Utilities - 0.1%
AGL Capital Corp. 3.95% 10/1/46	13,520	12,300
Southern California Gas Co. 2.6% 6/15/26	13,230	12,300
		24,600
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	8,660	8,447
4.75% 6/15/46	5,210	5,206
		13,653
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	10,000	9,557
3.8% 7/15/48	10,000	9,125
4.5% 2/1/45	6,650	6,723
5.15% 11/15/43	1,650	1,817
CenterPoint Energy, Inc. 2.5% 9/1/22	14,859	14,292
CMS Energy Corp. 4.875% 3/1/44	5,000	5,348
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,860	2,734
4.45% 6/15/20	2,000	2,046
4.45% 3/15/44	8,000	8,286
4.5% 5/15/58	9,480	9,581
5.5% 12/1/39	2,500	2,907
Consolidated Edison, Inc. 2% 5/15/21	5,520	5,358
Consumers Energy Co. 2.85% 5/15/22	6,650	6,566
Delmarva Power & Light 4% 6/1/42	4,000	3,879
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	1,000	963
3 month U.S. LIBOR + 2.825% 5.1624% 6/30/66 (b)(c)	1,000	963
2.5% 12/1/19	6,700	6,653
3.9% 10/1/25	12,900	12,693
4.9% 8/1/41	2,000	2,098
DTE Energy Co. 2.85% 10/1/26	6,000	5,558
Duke Energy Carolinas LLC 3.875% 3/15/46	3,900	3,730
NiSource Finance Corp.:
3.49% 5/15/27	7,650	7,388
4.375% 5/15/47	4,780	4,719
4.8% 2/15/44	5,500	5,702
6.25% 12/15/40	2,453	2,922
Puget Energy, Inc. 3.65% 5/15/25	8,070	7,841
San Diego Gas & Electric Co. 4.5% 8/15/40	1,000	1,035
Sempra Energy:
2.4% 3/15/20	12,406	12,245
2.875% 10/1/22	3,000	2,923
2.9% 2/1/23	2,970	2,874
3.25% 6/15/27	6,100	5,702
4% 2/1/48	4,000	3,621
4.05% 12/1/23	5,000	5,067
6% 10/15/39	1,000	1,180
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.4263% 5/15/67 (b)(c)	4,228	4,114
		188,210

TOTAL UTILITIES		672,495

TOTAL NONCONVERTIBLE BONDS
(Cost $9,946,357)		9,814,910

U.S. Government and Government Agency Obligations - 42.7%
U.S. Government Agency Obligations - 0.9%
Fannie Mae:
1.25% 8/17/21	$30,311	$29,048
1.5% 11/30/20	18,106	17,641
1.875% 4/5/22	32,247	31,227
1.875% 9/24/26	13,350	12,267
2% 10/5/22	36,870	35,744
2.125% 4/24/26	4,000	3,770
2.375% 1/19/23	29,930	29,396
2.625% 9/6/24	4,000	3,940
Federal Home Loan Bank:
1.125% 7/14/21	13,270	12,694
1.375% 2/18/21	20,300	19,650
1.875% 11/29/21	19,170	18,661
2% 9/9/22	38,000	36,914
5.5% 7/15/36	1,500	1,944
Freddie Mac:
1.375% 5/1/20	14,000	13,722
2.375% 1/13/22	13,000	12,836
2.75% 6/19/23	24,215	24,106
6.25% 7/15/32	7,700	10,264
6.75% 3/15/31	26,000	35,390
Tennessee Valley Authority:
5.25% 9/15/39	20,000	24,921
5.375% 4/1/56	5,395	7,255

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		381,390

U.S. Treasury Obligations - 41.8%
U.S. Treasury Bonds:
2.25% 8/15/46	48,910	41,763
2.5% 2/15/45	106,010	95,873
2.5% 2/15/46	89,150	80,381
2.5% 5/15/46	78,650	70,877
2.75% 8/15/47	130,870	123,882
2.75% 11/15/47	43,630	41,292
2.875% 5/15/43	43,241	42,143
2.875% 8/15/45	78,240	76,076
2.875% 11/15/46	122,930	119,439
3% 11/15/44	8,970	8,932
3% 5/15/45	43,090	42,913
3% 11/15/45	86,290	85,923
3% 2/15/47	136,950	136,367
3% 5/15/47	97,530	97,054
3% 2/15/48	14,721	14,647
3% 8/15/48	45,554	45,324
3.125% 8/15/44	109,114	111,126
3.375% 5/15/44	72,390	76,937
3.625% 8/15/43	62,996	69,643
3.625% 2/15/44	67,570	74,781
3.75% 11/15/43	58,057	65,502
3.875% 8/15/40	30,080	34,357
4.25% 5/15/39	26,000	31,156
4.25% 11/15/40	811	976
4.375% 2/15/38	26,380	31,972
4.375% 11/15/39	100	122
4.375% 5/15/40	8,000	9,771
4.375% 5/15/41	57,765	70,821
4.5% 2/15/36	105,390	128,259
4.5% 5/15/38	53,140	65,468
4.5% 8/15/39	39,000	48,279
4.625% 2/15/40	21,500	27,094
4.75% 2/15/37	68,560	86,412
4.75% 2/15/41	54,830	70,523
5% 5/15/37	395,620	513,580
5.375% 2/15/31	53,470	67,268
6.25% 5/15/30	86,360	115,038
U.S. Treasury Notes:
0.75% 7/15/19	13,554	13,359
0.875% 5/15/19	206,935	204,801
0.875% 6/15/19	100,200	99,010
0.875% 9/15/19	256,560	252,351
1% 10/15/19	4,990	4,907
1.125% 2/28/21	39,910	38,424
1.125% 6/30/21	71,040	68,026
1.125% 7/31/21	270	258
1.125% 8/31/21	68,410	65,318
1.125% 9/30/21	171,290	163,334
1.25% 8/31/19	31,460	31,080
1.25% 1/31/20	825	810
1.25% 3/31/21	112,290	108,325
1.25% 10/31/21	44,670	42,703
1.25% 7/31/23	74,300	69,198
1.375% 7/31/19	70,270	69,592
1.375% 12/15/19	103,400	101,877
1.375% 1/15/20	298,415	293,706
1.375% 1/31/20	20,920	20,580
1.375% 2/15/20	161,270	158,523
1.375% 2/29/20	49,140	48,276
1.375% 3/31/20	6,630	6,506
1.375% 4/30/20	232,560	227,936
1.375% 8/31/20	78,960	77,032
1.375% 9/15/20	222,260	216,738
1.375% 9/30/20	25,600	24,947
1.375% 10/31/20	5,720	5,567
1.375% 1/31/21	20,530	19,911
1.375% 4/30/21	85,980	83,102
1.375% 5/31/21	64,380	62,149
1.375% 6/30/23	65,070	61,054
1.375% 8/31/23	7,934	7,425
1.375% 9/30/23	79,110	73,943
1.5% 10/31/19	36,700	36,267
1.5% 11/30/19	51,090	50,447
1.5% 4/15/20	163,720	160,887
1.5% 5/15/20	184,420	181,013
1.5% 5/31/20	39,630	38,878
1.5% 6/15/20	160,530	157,413
1.5% 7/15/20	307,300	301,010
1.5% 8/15/20	15,000	14,679
1.5% 1/31/22	4,370	4,197
1.5% 2/28/23	15,050	14,261
1.5% 3/31/23	90,980	86,125
1.5% 8/15/26	264,689	239,585
1.625% 4/30/19	4,980	4,956
1.625% 7/31/19	1,858	1,844
1.625% 8/31/19	9,698	9,617
1.625% 12/31/19	8,990	8,881
1.625% 3/15/20	151,490	149,306
1.625% 6/30/20	50,460	49,561
1.625% 7/31/20	47,580	46,690
1.625% 10/15/20	199,250	195,055
1.625% 11/30/20	94,780	92,651
1.625% 8/31/22	94,180	90,229
1.625% 4/30/23	47,390	45,076
1.625% 5/31/23	52,030	49,445
1.625% 10/31/23	94,170	89,042
1.625% 2/15/26	50,280	46,224
1.625% 5/15/26	5,610	5,143
1.75% 9/30/19	11,230	11,141
1.75% 11/30/19	117,340	116,222
1.75% 10/31/20	9,960	9,772
1.75% 11/15/20	221,930	217,613
1.75% 12/31/20	71,130	69,671
1.75% 11/30/21	84,370	81,849
1.75% 3/31/22	117,000	113,115
1.75% 5/31/22	79,360	76,585
1.75% 6/30/22	27,300	26,325
1.75% 9/30/22	28,790	27,694
1.75% 1/31/23	25,640	24,587
1.875% 6/30/20	24,290	23,971
1.875% 12/15/20	85,025	83,544
1.875% 11/30/21	81,260	79,146
1.875% 1/31/22	54,860	53,347
1.875% 2/28/22	131,780	128,063
1.875% 3/31/22	132,820	128,960
1.875% 4/30/22	121,810	118,189
1.875% 5/31/22	16,035	15,548
1.875% 7/31/22	139,950	135,484
1.875% 8/31/22	69,670	67,400
1.875% 9/30/22	79,000	76,371
1.875% 10/31/22	27,400	26,468
2% 11/30/20	31,910	31,449
2% 1/15/21	307,950	303,222
2% 2/28/21	26,380	25,949
2% 5/31/21	40,290	39,558
2% 8/31/21	108,300	106,121
2% 10/31/21	29,700	29,061
2% 12/31/21	65,460	63,964
2% 7/31/22	48,060	46,751
2% 10/31/22	178,361	173,163
2% 11/30/22	148,010	143,616
2% 4/30/24	58,490	56,100
2% 5/31/24	98,730	94,630
2% 6/30/24	97,830	93,714
2% 2/15/25	3,635	3,461
2% 8/15/25	36,140	34,265
2% 11/15/26	153,170	143,734
2.125% 8/31/20	49,753	49,263
2.125% 1/31/21	3,060	3,021
2.125% 6/30/21	7,260	7,148
2.125% 8/15/21	90,750	89,265
2.125% 9/30/21	43,640	42,892
2.125% 12/31/21	15,950	15,649
2.125% 6/30/22	40,770	39,870
2.125% 12/31/22	138,550	135,038
2.125% 11/30/23	116,310	112,698
2.125% 2/29/24	52,620	50,883
2.125% 3/31/24	114,480	110,621
2.125% 7/31/24	156,614	150,949
2.125% 9/30/24	89,850	86,495
2.125% 11/30/24	55,140	53,023
2.125% 5/15/25	58,355	55,900
2.25% 3/31/20	99,820	99,282
2.25% 4/30/21	42,310	41,837
2.25% 7/31/21	31,690	31,294
2.25% 12/31/23	2,930	2,855
2.25% 1/31/24	76,020	74,030
2.25% 10/31/24	133,930	129,802
2.25% 11/15/24	85,930	83,238
2.25% 12/31/24	172,650	167,160
2.25% 11/15/25	106,250	102,278
2.25% 2/15/27	130,890	125,015
2.25% 8/15/27	247,440	235,532
2.25% 11/15/27	179,490	170,614
2.375% 4/30/20	80,630	80,321
2.375% 3/15/21	117,110	116,232
2.375% 4/15/21	284,987	282,749
2.375% 1/31/23	42,210	41,562
2.375% 8/15/24	78,790	76,974
2.375% 5/15/27	89,320	86,072
2.5% 5/31/20	67,860	67,717
2.5% 6/30/20	240,250	239,687
2.5% 3/31/23	126,135	124,795
2.5% 8/15/23	97,170	96,043
2.5% 5/15/24	95,500	94,079
2.5% 1/31/25	149,531	146,879
2.625% 8/15/20	141,000	140,978
2.625% 11/15/20	94,180	94,081
2.625% 5/15/21	285,830	285,316
2.625% 6/15/21	85,465	85,308
2.625% 7/15/21	74,121	73,970
2.625% 6/30/23	134,190	133,430
2.625% 3/31/25	16,040	15,863
2.75% 4/30/23	125,800	125,795
2.75% 5/31/23	248,387	248,436
2.75% 11/15/23	102,790	102,746
2.75% 2/15/24	135,610	135,451
2.75% 2/28/25	21,060	20,998
2.75% 6/30/25	20,660	20,576
2.75% 2/15/28	36,120	35,763
2.875% 4/30/25	91,940	92,296
2.875% 5/31/25	120,750	121,184
2.875% 5/15/28	159,821	159,846
3.125% 5/15/21	50,876	51,442
3.375% 11/15/19	27,740	28,013
3.5% 5/15/20	81,800	82,979
3.625% 2/15/20	59,600	60,468
3.625% 2/15/21	39,800	40,680

TOTAL U.S. TREASURY OBLIGATIONS		16,685,425

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,318,182)		17,066,815

U.S. Government Agency - Mortgage Securities - 28.7%
Fannie Mae - 13.0%
12 month U.S. LIBOR + 1.530% 3.509% 11/1/34 (b)(c)	5,879	6,097
12 month U.S. LIBOR + 1.645% 3.826% 4/1/41 (b)(c)	2,441	2,536
12 month U.S. LIBOR + 1.880% 3.857% 11/1/34 (b)(c)	462	483
2.5% 3/1/22 to 1/1/48	477,815	462,988
2.5% 9/1/33 (d)	5,500	5,348
2.5% 9/1/33 (d)	8,300	8,070
2.5% 9/1/48 (d)	6,700	6,272
3% 4/1/24 to 7/1/48	1,328,278	1,298,009
3% 9/1/33 (d)	24,500	24,354
3% 9/1/33 (d)	10,200	10,139
3% 9/1/48 (d)	26,400	25,537
3.5% 6/1/21 to 9/1/48	1,439,329	1,437,942
3.5% 8/1/33	1,000	1,011
3.5% 9/1/33 (d)	9,300	9,399
3.5% 9/1/48 (d)	37,100	36,878
4% 2/1/24 to 6/1/48	995,475	1,017,103
4% 9/1/33 (d)	15,300	15,657
4% 11/1/41	23	24
4% 9/1/48 (d)	82,100	83,577
4.5% 1/1/19 to 7/1/48	324,834	339,063
4.5% 9/1/48 (d)	28,600	29,696
4.5% 9/1/48 (d)	41,200	42,779
5% 12/1/20 to 8/1/47	116,267	123,823
5% 9/1/48 (d)	23,800	25,162
5% 9/1/48 (d)	8,900	9,409
5.5% 2/1/23 to 5/1/44	104,114	113,217
5.5% 9/1/48 (d)	5,900	6,326
6% 2/1/23 to 7/1/41	33,619	37,101
6.5% 3/1/22 to 6/1/40	12,747	14,279

TOTAL FANNIE MAE		5,192,279

Freddie Mac - 7.3%
12 month U.S. LIBOR + 1.915% 4.302% 9/1/37 (b)(c)	603	635
U.S. TREASURY 1 YEAR INDEX + 1.723% 3.364% 3/1/36 (b)(c)	3,420	3,517
U.S. TREASURY 1 YEAR INDEX + 2.233% 3.607% 12/1/35 (b)(c)	2,529	2,667
U.S. TREASURY 1 YEAR INDEX + 2.250% 3.904% 3/1/35 (b)(c)	1,119	1,160
2.5% 1/1/22 to 4/1/33	221,746	215,965
3% 3/1/27 to 6/1/48	862,063	841,139
3% 9/1/33 (d)	24,500	24,308
3% 8/1/47	973	942
3.5% 9/1/25 to 8/1/48	888,147	886,339
3.5% 9/1/33 (d)	35,000	35,382
3.5% 8/1/47	2,068	2,058
3.5% 9/1/47	489	487
3.5% 9/1/47	30,278	30,207
4% 4/1/25 to 9/1/48	530,879	541,933
4% 9/1/48 (d)	40,000	40,729
4.5% 6/1/25 to 6/1/48	140,874	147,035
4.5% 9/1/48 (d)	14,000	14,543
4.5% 9/1/48 (d)	46,300	48,096
5% 4/1/23 to 9/1/40	34,830	37,206
5.5% 5/1/23 to 6/1/41	33,204	36,125
6% 4/1/32 to 8/1/37	977	1,080
6.5% 8/1/36 to 12/1/37	228	257

TOTAL FREDDIE MAC		2,911,810

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	86	84
2.5% 2/1/32	215	209

TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		293

Ginnie Mae - 8.4%
3.5% 10/15/40 to 8/20/48	1,254,952	1,262,988
4% 1/15/25 to 7/20/48	609,829	626,648
5% 1/20/39 to 2/20/48	77,610	82,743
2.5% 10/20/42 to 4/20/48	26,263	25,017
3% 4/15/42 to 5/20/48	828,538	812,820
3% 9/1/48 (d)	12,500	12,222
3.5% 9/1/48 (d)	25,800	25,876
4% 9/1/48 (d)	37,800	38,696
4.5% 3/20/33 to 8/20/48	249,961	261,372
4.5% 9/1/48 (d)	46,700	48,518
4.5% 9/1/48 (d)	20,400	21,194
4.5% 9/1/48 (d)	46,700	48,518
4.5% 9/1/48 (d)	20,400	21,194
4.5% 9/1/48 (d)	23,800	24,726
5% 9/1/48 (d)	13,500	14,162
5% 9/1/48 (d)	9,500	9,966
5.5% 10/20/32 to 12/20/46	24,991	27,199
6% 5/20/34 to 12/15/40	9,123	10,137
6.5% 8/20/36 to 1/15/39	1,754	1,983

TOTAL GINNIE MAE		3,375,979

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $11,752,146)		11,480,361

Asset-Backed Securities - 0.4%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$4,600	$4,520
Capital One Multi-Asset Execution Trust Series 2016-A6 Class A, 1.82% 9/15/22	9,450	9,339
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	9,550	9,570
Chase Issuance Trust:
Series 2012-A4 Class A4, 1.58% 8/15/21	6,875	6,805
Series 2012-A7 Class A7, 2.16% 9/15/24	9,325	9,013
Series 2015-A4 Class A, 1.84% 4/15/22	4,750	4,673
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	4,675	4,809
Series 2018-A6 Class A6, 3.21% 12/7/24	9,500	9,534
2.19% 11/20/23	5,680	5,534
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	10,800	10,637
Series 2017-A4 Class A4, 2.53% 10/15/26	1,800	1,739
Series 2018-A1 Class A1, 3.03% 8/15/25	19,200	19,097
Ford Credit Auto Owner Trust Series 2016-C Class A3, 1.22% 3/15/21	7,970	7,895
Ford Credit Floorplan Master Owner Trust:
Series 2015-2 Class A1, 1.98% 1/15/22	9,500	9,381
Series 2018-2 Class A, 3.17% 3/15/25	19,050	19,009
Honda Auto Receivables Owner Trust Series 2016-4 Class A3, 1.21% 12/18/20	7,363	7,297
Nissan Master Owner Trust Receivables Series 2016-A Class A2, 1.54% 6/15/21	9,175	9,088
TOTAL ASSET-BACKED SECURITIES
(Cost $148,871)		147,940

Commercial Mortgage Securities - 1.9%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	12,244	12,201
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	30,128	30,368
Series 2015-GC29 Class A4, 3.192% 4/10/48	11,378	11,155
Series 2015-P1 Class A5, 3.717% 9/15/48	5,865	5,935
Series 2016-C1 Class A4, 3.209% 5/10/49	18,560	18,059
Series 2016-P4:
Class A4, 2.902% 7/10/49	21,500	20,488
Class AAB, 2.779% 7/10/49	12,350	11,951
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	36,055	37,098
Series 2013-CR7 Class A4, 3.213% 3/10/46	18,940	18,865
Series 2014-LC15 Class A4, 4.006% 4/10/47	10,710	11,037
Series 2013-CR6 Class A4, 3.101% 3/10/46	18,765	18,638
Series 2015-CR22 Class A5, 3.309% 3/10/48	19,425	19,236
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	12,565	12,670
FHLMC Series K047 Class A2, 3.329% 5/25/25	3,860	3,896
Freddie Mac:
sequential payer:
Series K007 Class A2, 4.224% 3/25/20	18,754	19,082
Series K034 Class A2, 3.531% 7/25/23	9,000	9,231
Series K057 Class A2, 2.57% 7/25/26	15,956	15,201
Series 2017-K727 Class A2, 2.946% 7/25/24	26,760	26,512
Series K013 Class A2, 3.974% 1/25/21	11,575	11,819
Series K020 Class A2, 2.373% 5/25/22	10,400	10,187
Series K036 Class A2, 3.527% 10/25/23	8,975	9,213
Series K046 Class A2, 3.205% 3/25/25	33,300	33,387
Series K053 Class A2, 2.995% 12/25/25	7,111	7,002
Series K056 Class A2, 2.525% 5/25/26	20,750	19,734
Series K062 Class A1, 3.032% 9/25/26	21,041	20,978
Series K064 Class A2, 3.224% 3/25/27	17,250	17,109
Series K068 Class A2, 3.244% 8/25/27	23,807	23,575
Series K079 Class A2, 3.926% 6/25/28	7,780	8,091
Series K730 Class A2, 3.59% 1/25/25	38,680	39,625
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	10,276	10,055
Series 2014-GC26 Class A4, 3.364% 11/10/47	24,900	24,750
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	20,010	20,326
Series 2014-C21 Class A5, 3.7748% 8/15/47	33,750	34,379
Series 2014-C23 Class A5, 3.9342% 9/15/47	9,550	9,799
Series 2014-C24 Class A5, 3.6385% 11/15/47	26,065	26,336
JPMBB Commercial Mortgage Secutities Trust sequential payer Series 2015-C29 Class A4, 3.6108% 5/15/48	9,000	9,043
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	17,670	17,317
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	20,945	20,590
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46	9,265	9,532
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.3027% 8/15/46 (b)	18,892	19,547
Series 2015-C27 Class ASB, 3.557% 12/15/47	4,720	4,770
Series 2016-C28 Class ASB, 3.288% 1/15/49	9,079	9,016
Series 2015-C20 Class A4, 3.249% 2/15/48	14,725	14,472
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	10,000	9,907
Series 2014-C25 Class A5, 3.631% 11/15/47	14,450	14,557
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $770,969)		756,739

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	9,720	15,620
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2010 S1, 7.043% 4/1/50	2,375	3,499
California Gen. Oblig.:
Series 2018, 3.5% 4/1/28	$12,890	$12,826
7.55% 4/1/39	15,000	22,245
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	7,670	7,696
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	8,900	8,589
Series 2011, 5.877% 3/1/19	9,700	9,825
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	7,600	8,287
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	9,450	13,821
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	4,985	6,320
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	4,720	4,318
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	4,700	6,807
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	9,025	11,758
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	10,725	12,644
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	6,160	8,170
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	5,175	5,935
Series 2010 164, 5.647% 11/1/40	5,210	6,421
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	5,660	5,001
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	6,320	7,906
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	11,312	13,324
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	1,000	1,229
Series 2015 AP, 3.931% 5/15/45	3,740	3,732
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/17	4,750	4,758
TOTAL MUNICIPAL SECURITIES
(Cost $183,790)		200,731

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province:
1.9% 12/6/19	$9,500	$9,399
3.3% 3/15/28	3,900	3,884
Banque Centrale de Tunisie 1.416% 8/5/21	8,500	8,155
Canadian Government 2% 11/15/22	4,730	4,570
Chilean Republic:
3.125% 1/21/26	1,000	965
3.24% 2/6/28	11,600	11,136
3.25% 9/14/21	9,000	8,996
3.86% 6/21/47	6,000	5,721
Colombian Republic:
2.625% 3/15/23	7,575	7,223
3.875% 4/25/27	22,600	22,001
4% 2/26/24	4,825	4,844
4.5% 1/28/26	1,000	1,023
5% 6/15/45	8,640	8,694
5.625% 2/26/44	7,775	8,455
6.125% 1/18/41	4,750	5,427
7.375% 3/18/19	3,450	3,528
Export Development Canada:
1.5% 10/3/18	1,700	1,699
2.75% 3/15/23	14,300	14,210
FMS Wertmanagement AoeR 1.375% 6/8/21	9,400	9,036
Hungarian Republic 5.75% 11/22/23	18,900	20,530
Israeli State 4% 6/30/22	7,000	7,162
Italian Republic 6.875% 9/27/23	6,000	6,563
Jordanian Kingdom:
1.945% 6/23/19	23,650	23,528
3% 6/30/25	2,400	2,387
Korean Republic 7.125% 4/16/19	6,650	6,820
Manitoba Province:
2.1% 9/6/22	1,900	1,824
2.125% 5/4/22	4,000	3,859
3.05% 5/14/24	1,500	1,488
Ontario Province:
2% 1/30/19	5,000	4,991
2.25% 5/18/22	5,820	5,642
2.4% 2/8/22	5,210	5,088
2.5% 4/27/26	5,000	4,750
2.55% 2/12/21	9,850	9,749
4% 10/7/19	15,000	15,198
Panamanian Republic:
3.75% 3/16/25	3,800	3,800
3.875% 3/17/28	9,600	9,576
4% 9/22/24	4,800	4,896
4.3% 4/29/53	5,675	5,508
5.2% 1/30/20	1,800	1,856
Peruvian Republic:
4.125% 8/25/27	2,800	2,898
5.625% 11/18/50	7,150	8,551
6.55% 3/14/37	3,075	3,913
7.125% 3/30/19	1,900	1,952
Philippine Republic:
3% 2/1/28	19,000	17,858
3.95% 1/20/40	8,100	7,955
4.2% 1/21/24	4,765	4,905
6.375% 10/23/34	10,375	12,992
6.5% 1/20/20	6,144	6,420
Polish Government:
3.25% 4/6/26	6,600	6,419
4% 1/22/24	4,550	4,644
5% 3/23/22	14,500	15,281
Province of British Columbia 2.25% 6/2/26	3,770	3,532
Province of Quebec:
2.375% 1/31/22	3,800	3,717
2.75% 8/25/21	20,000	19,848
2.75% 4/12/27	4,750	4,584
2.875% 10/16/24	2,075	2,048
Quebec Province 2.5% 4/20/26	5,660	5,414
Ukraine Government 1.471% 9/29/21	10,300	9,893
United Mexican States:
3.5% 1/21/21	7,400	7,403
3.625% 3/15/22	3,000	3,004
3.75% 1/11/28	9,000	8,559
4% 10/2/23	18,750	18,797
4.125% 1/21/26	3,200	3,173
4.35% 1/15/47	14,410	13,077
4.6% 1/23/46	5,800	5,391
4.6% 2/10/48	17,550	16,409
4.75% 3/8/44	9,700	9,268
5.55% 1/21/45	3,916	4,171
6.05% 1/11/40	4,800	5,364
Uruguay Republic:
4.125% 11/20/45	4,750	4,415
4.375% 10/27/27	12,250	12,520
4.5% 8/14/24	3,625	3,698
4.975% 4/20/55	5,890	5,934
5.1% 6/18/50	5,755	5,853
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $561,587)		554,041

Supranational Obligations - 1.1%
African Development Bank:
1.25% 7/26/21	9,390	8,973
1.625% 10/2/18	2,800	2,799
2.375% 9/23/21	2,900	2,856
Asian Development Bank:
1.5% 1/22/20	4,750	4,675
1.75% 9/13/22	14,272	13,656
1.875% 4/12/19	12,000	11,958
1.875% 2/18/22	2,000	1,934
2% 4/24/26	6,300	5,873
2.125% 11/24/21	4,825	4,713
2.25% 1/20/21	2,948	2,910
2.5% 11/2/27	6,700	6,415
2.625% 1/12/27	6,500	6,311
2.75% 3/17/23	9,580	9,516
2.75% 1/19/28	4,900	4,795
Council of Europe Development Bank 1.625% 3/16/21	3,770	3,657
European Bank for Reconstruction and Development:
1.125% 8/24/20	4,690	4,546
1.75% 6/14/19	4,700	4,673
1.75% 11/26/19	2,875	2,844
2.125% 3/7/22	4,690	4,567
European Investment Bank:
1.375% 6/15/20	2,725	2,660
1.375% 9/15/21	17,570	16,815
1.625% 6/15/21	7,000	6,772
1.75% 6/17/19	8,625	8,576
1.875% 3/15/19	3,000	2,992
1.875% 2/10/25	3,000	2,802
2% 3/15/21	4,770	4,674
2% 12/15/22	14,167	13,642
2.125% 10/15/21	2,840	2,777
2.25% 3/15/22	15,900	15,548
2.25% 8/15/22	1,880	1,824
2.375% 6/15/22	14,000	13,690
2.375% 5/24/27	4,000	3,789
2.5% 4/15/21	4,650	4,611
2.5% 3/15/23	21,000	20,605
2.5% 10/15/24	5,725	5,577
2.875% 9/15/20	9,000	9,017
2.875% 8/15/23	10,590	10,555
3.25% 1/29/24	2,000	2,028
Inter-American Development Bank:
1.25% 9/14/21	7,350	7,012
1.75% 10/15/19	1,375	1,362
1.75% 4/14/22	1,875	1,803
1.75% 9/14/22	6,150	5,884
1.875% 6/16/20	5,270	5,195
1.875% 3/15/21	3,900	3,811
2% 6/2/26	4,000	3,734
2.125% 1/18/22	6,100	5,954
2.125% 1/15/25	1,830	1,742
2.375% 7/7/27	6,730	6,401
2.5% 1/18/23	6,960	6,849
2.625% 4/19/21	9,513	9,465
3% 10/4/23	3,575	3,588
3.875% 9/17/19	5,000	5,064
4.375% 1/24/44	4,000	4,778
International Bank for Reconstruction & Development:
1% 10/5/18	9,630	9,621
1.125% 8/10/20	19,800	19,214
1.375% 5/24/21	5,659	5,444
1.375% 9/20/21	5,230	5,010
1.625% 3/9/21	6,000	5,830
1.625% 2/10/22	3,900	3,741
1.75% 4/19/23	6,700	6,382
1.875% 10/7/19	3,825	3,796
1.875% 10/7/22	17,000	16,346
1.875% 10/27/26	4,760	4,386
2% 1/26/22	32,427	31,509
2.25% 6/24/21	16,075	15,822
2.5% 11/25/24	5,700	5,568
2.5% 7/29/25	3,790	3,688
2.75% 7/23/21	9,650	9,631
International Finance Corp.:
1.125% 7/20/21	6,550	6,243
1.625% 7/16/20	2,870	2,813
1.75% 9/16/19	11,350	11,251
2.875% 7/31/23	4,307	4,304
Nordic Investment Bank 1.125% 2/25/19	6,600	6,560
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $516,584)		506,426

Bank Notes - 0.0%
Bank of America NA 6% 10/15/36	2,419	2,881
KeyBank NA 2.5% 12/15/19	4,000	3,979
MUFG Union Bank NA 2.625% 9/26/18	2,750	2,751
PNC Bank NA 2.4% 10/18/19	4,750	4,730
TOTAL BANK NOTES
(Cost $14,042)		14,341
	Shares	Value (000s)

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.97% (e)
(Cost $141,646)	141,617,937	141,646
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $41,354,174)		40,683,950
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(750,815)
NET ASSETS - 100%		$39,933,135

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
2.5% 9/1/33	$(45,000)	$(43,754)
3% 9/1/33	(24,500)	(24,354)
3.5% 9/1/33	(35,000)	(35,371)
4% 9/1/33	(200)	(205)
4% 9/1/48	(40,000)	(40,720)
4.5% 9/1/48	(14,000)	(14,536)

TOTAL FANNIE MAE		(158,940)

Ginnie Mae
2.5% 9/1/48	(1,500)	(1,421)
4.5% 9/1/48	(67,100)	(69,710)
4.5% 9/1/48	(46,700)	(48,518)
4.5% 9/1/48	(20,400)	(21,194)

TOTAL GINNIE MAE		(140,843)

TOTAL TBA SALE COMMITMENTS
(Proceeds $299,944)		$(299,783)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $196,361,000 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,687
Total	$2,687

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$9,814,910	$--	$9,814,910	$--
U.S. Government and Government Agency Obligations	17,066,815	--	17,066,815	--
U.S. Government Agency - Mortgage Securities	11,480,361	--	11,480,361	--
Asset-Backed Securities	147,940	--	147,940	--
Commercial Mortgage Securities	756,739	--	756,739	--
Municipal Securities	200,731	--	200,731	--
Foreign Government and Government Agency Obligations	554,041	--	554,041	--
Supranational Obligations	506,426	--	506,426	--
Bank Notes	14,341	--	14,341	--
Money Market Funds	141,646	141,646	--	--
Total Investments in Securities:	$40,683,950	$141,646	$40,542,304	$--
Other Financial Instruments:
TBA Sale Commitments	$(299,783)	$--	$(299,783)	$--
Total Other Financial Instruments:	$(299,783)	$--	$(299,783)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $41,212,528)	$40,542,304
Fidelity Central Funds (cost $141,646)	141,646
Total Investment in Securities (cost $41,354,174)		$40,683,950
Receivable for investments sold		196,633
Receivable for TBA sale commitments		299,944
Receivable for fund shares sold		118,872
Interest receivable		223,364
Distributions receivable from Fidelity Central Funds		241
Other receivables		253
Total assets		41,523,257
Liabilities
Payable for investments purchased
Regular delivery	$370,675
Delayed delivery	766,379
TBA sale commitments, at value	299,783
Payable for fund shares redeemed	128,769
Distributions payable	23,439
Accrued management fee	826
Other payables and accrued expenses	251
Total liabilities		1,590,122
Net Assets		$39,933,135
Net Assets consist of:
Paid in capital		$40,625,990
Undistributed net investment income		13,936
Accumulated undistributed net realized gain (loss) on investments		(36,728)
Net unrealized appreciation (depreciation) on investments		(670,063)
Net Assets		$39,933,135
Investor Class:
Net Asset Value, offering price and redemption price per share ($317,357 ÷ 28,176 shares)		$11.26
Premium Class:
Net Asset Value, offering price and redemption price per share ($9,028,905 ÷ 801,828 shares)		$11.26
Institutional Class:
Net Asset Value, offering price and redemption price per share ($4,648,876 ÷ 412,840 shares)		$11.26
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($20,282,880 ÷ 1,801,285 shares)		$11.26
Class F:
Net Asset Value, offering price and redemption price per share ($5,655,117 ÷ 502,217 shares)		$11.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Interest		$966,711
Income from Fidelity Central Funds		2,687
Total income		969,398
Expenses
Management fee	$8,881
Transfer agent fees	2,355
Independent trustees' fees and expenses	143
Commitment fees	99
Total expenses before reductions	11,478
Expense reductions	(7)
Total expenses after reductions		11,471
Net investment income (loss)		957,927
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,475)
Fidelity Central Funds	2
Total net realized gain (loss)		(18,473)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,339,370)
Delayed delivery commitments	180
Total change in net unrealized appreciation (depreciation)		(1,339,190)
Net gain (loss)		(1,357,663)
Net increase (decrease) in net assets resulting from operations		$(399,736)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$957,927	$719,313
Net realized gain (loss)	(18,473)	1,389
Change in net unrealized appreciation (depreciation)	(1,339,190)	(492,820)
Net increase (decrease) in net assets resulting from operations	(399,736)	227,882
Distributions to shareholders from net investment income	(951,073)	(707,986)
Distributions to shareholders from net realized gain	(20,168)	(6,944)
Total distributions	(971,241)	(714,930)
Share transactions - net increase (decrease)	8,401,950	7,703,646
Total increase (decrease) in net assets	7,030,973	7,216,598
Net Assets
Beginning of period	32,902,162	25,685,564
End of period	$39,933,135	$32,902,162
Other Information
Undistributed net investment income end of period	$13,936	$21,635

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Bond Index Fund Investor Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.97	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.291	.280	.284	.287	.286
Net realized and unrealized gain (loss)	(.446)	(.263)	.392	(.123)	.338
Total from investment operations	(.155)	.017	.676	.164	.624
Distributions from net investment income	(.288)	(.274)	(.277)	(.276)	(.274)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.295)	(.277)	(.296)	(.284)	(.274)
Net asset value, end of period	$11.26	$11.71	$11.97	$11.59	$11.71
Total ReturnB	(1.32)%	.19%	5.91%	1.40%	5.55%
Ratios to Average Net AssetsC,D
Expenses before reductions	.13%	.15%	.22%	.22%	.22%
Expenses net of fee waivers, if any	.13%	.15%	.20%	.22%	.22%
Expenses net of all reductions	.13%	.15%	.20%	.22%	.22%
Net investment income (loss)	2.55%	2.40%	2.41%	2.45%	2.48%
Supplemental Data
Net assets, end of period (in millions)	$317	$333	$456	$6,497	$6,520
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Premium Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.301	.290	.297	.301	.299
Net realized and unrealized gain (loss)	(.446)	(.252)	.383	(.123)	.339
Total from investment operations	(.145)	.038	.680	.178	.638
Distributions from net investment income	(.298)	(.285)	(.291)	(.290)	(.288)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.305)	(.288)	(.310)	(.298)	(.288)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.24)%	.37%	5.96%	1.52%	5.68%
Ratios to Average Net AssetsC,D
Expenses before reductions	.04%	.05%	.15%	.17%	.17%
Expenses net of fee waivers, if any	.04%	.05%	.07%	.10%	.10%
Expenses net of all reductions	.04%	.05%	.07%	.10%	.10%
Net investment income (loss)	2.64%	2.50%	2.53%	2.57%	2.60%
Supplemental Data
Net assets, end of period (in millions)	$9,029	$8,973	$8,307	$6,692	$5,778
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Institutional Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.301	.291	.298	.305	.303
Net realized and unrealized gain (loss)	(.445)	(.251)	.383	(.123)	.338
Total from investment operations	(.144)	.040	.681	.182	.641
Distributions from net investment income	(.299)	(.287)	(.292)	(.294)	(.291)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.306)	(.290)	(.311)	(.302)	(.291)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.23)%	.38%	5.97%	1.55%	5.71%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.04%	.06%	.07%	.07%
Expenses net of fee waivers, if any	.03%	.04%	.06%	.07%	.07%
Expenses net of all reductions	.03%	.04%	.06%	.07%	.07%
Net investment income (loss)	2.65%	2.51%	2.54%	2.60%	2.63%
Supplemental Data
Net assets, end of period (in millions)	$4,649	$4,037	$3,842	$3,102	$3,158
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Institutional Premium Class

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.302	.291	.295	.307	.305
Net realized and unrealized gain (loss)	(.445)	(.250)	.388	(.123)	.339
Total from investment operations	(.143)	.041	.683	.184	.644
Distributions from net investment income	(.300)	(.288)	(.294)	(.296)	(.294)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.307)	(.291)	(.313)	(.304)	(.294)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.22)%	.39%	5.98%	1.57%	5.73%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.52%	2.55%	2.62%	2.65%
Supplemental Data
Net assets, end of period (in millions)	$20,283	$15,180	$9,788	$1,560	$947
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity U.S. Bond Index Fund Class F

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.96	$11.59	$11.71	$11.36
Income from Investment Operations
Net investment income (loss)A	.302	.292	.299	.307	.305
Net realized and unrealized gain (loss)	(.445)	(.251)	.384	(.123)	.339
Total from investment operations	(.143)	.041	.683	.184	.644
Distributions from net investment income	(.300)	(.288)	(.294)	(.296)	(.294)
Distributions from net realized gain	(.007)	(.003)	(.019)	(.008)	–
Total distributions	(.307)	(.291)	(.313)	(.304)	(.294)
Net asset value, end of period	$11.26	$11.71	$11.96	$11.59	$11.71
Total ReturnB	(1.22)%	.39%	5.98%	1.57%	5.73%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.05%	.05%	.05%
Net investment income (loss)	2.66%	2.52%	2.55%	2.62%	2.65%
Supplemental Data
Net assets, end of period (in millions)	$5,655	$4,379	$3,292	$2,687	$2,202
Portfolio turnover rateE	43%	57%	63%	75%	85%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class, Institutional Class, Institutional Premium Class and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR)or an affiliate serves as investment manager.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $252 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$284,837
Gross unrealized depreciation	(935,529)
Net unrealized appreciation (depreciation)	$(650,692)
Tax Cost	$41,334,802

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(19,519)
Net unrealized appreciation (depreciation) on securities and other investments	$(650,692)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(19,519)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$951,073	$ 714,930
Long-term Capital Gains	20,168	–
Total	$971,241	$ 714,930

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,071,072 and $907,907, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .025% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .14%, .045%, .035%, .025% and .025% for Investor Class, Premium Class, Institutional Class, Institutional Premium Class and Class F, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035% and .015% of class-level average net assets for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class, Institutional Class and Institutional Premium Class do not pay transfer agent fees. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid a portion of the transfer agent fees at an annual rate of .115%, .02% and .01%, of class-level average net assets, respectively, and Institutional Premium Class did not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Investor Class	$332
Premium Class	1,643
Institutional Class	380
$2,355

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $99 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $546.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $7.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Investor Class	$7,944	$9,080
Premium Class	234,433	207,464
Institutional Class	109,741	94,435
Institutional Premium Class	464,286	304,666
Class F	134,669	92,341
Total	$951,073	$707,986
From net realized gain
Investor Class	$197	$108
Premium Class	5,410	2,163
Institutional Class	2,492	995
Institutional Premium Class	9,335	2,769
Class F	2,734	909
Total	$20,168	$6,944

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Investor Class
Shares sold	16,300	26,655	$186,248	$309,794
Reinvestment of distributions	686	724	7,817	8,413
Shares redeemed	(17,284)	(36,966)	(197,588)	(429,424)
Net increase (decrease)	(298)	(9,587)	$(3,523)	$(111,217)
Premium Class
Shares sold	260,883	292,880	$2,976,599	$3,404,153
Reinvestment of distributions	19,886	17,088	226,485	198,513
Shares redeemed	(245,185)	(238,163)	(2,795,040)	(2,760,693)
Net increase (decrease)	35,584	71,805	$408,044	$841,973
Institutional Class
Shares sold	191,483	137,818	$2,181,401	$1,600,642
Reinvestment of distributions	9,639	8,184	109,759	95,075
Shares redeemed	(132,998)	(122,442)	(1,519,945)	(1,418,561)
Net increase (decrease)	68,124	23,560	$771,215	$277,156
Institutional Premium Class
Shares sold	799,021	608,892	$9,094,365	$7,067,151
Reinvestment of distributions	24,055	19,755	273,923	229,483
Shares redeemed	(318,163)	(150,534)	(3,610,663)	(1,745,549)
Net increase (decrease)	504,913	478,113	$5,757,625	$5,551,085
Class F
Shares sold	168,308	112,532	$1,919,970	$1,303,276
Reinvestment of distributions	12,078	8,028	137,403	93,250
Shares redeemed	(52,129)	(21,808)	(588,784)	(251,877)
Net increase (decrease)	128,257	98,752	$1,468,589	$1,144,649

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 28% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Investor Class	.12%
Actual		$1,000.00	$1,009.60	$.61-C
Hypothetical-D		$1,000.00	$1,024.60	$.61-C
Premium Class	.04%
Actual		$1,000.00	$1,010.00	$.20
Hypothetical-D		$1,000.00	$1,025.00	$.20
Institutional Class	.03%
Actual		$1,000.00	$1,010.00	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15
Institutional Premium Class	.03%
Actual		$1,000.00	$1,010.10	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15
Class F	.03%
Actual		$1,000.00	$1,010.10	$.15
Hypothetical-D		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .03% and the expenses paid in the actual and hypothetical examples above would have been $.15 and $.15, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

A total of 30.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $606,482,092 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

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Fidelity Advisor® Short-Term Bond Fund - Class A, Class M, Class C and Class I Annual Report August 31, 2018 Class A, Class M, Class C and Class I are classes of Fidelity® Short-Term Bond Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	(1.39)%	0.68%	1.53%
Class M (incl. 1.50% sales charge)	(1.40)%	0.67%	1.53%
Class C (incl. contingent deferred sales charge)	(1.84)%	0.61%	1.49%
Class I	0.26%	1.05%	1.72%

 Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class M shares bear a 0.15% 12b-1 fee. The initial offering of Class M shares took place on July 12, 2016. Returns prior to July 12,2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on July 12, 2016. Returns prior to July 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short-Term Bond Fund - Class A on August 31, 2008, and the current 1.50% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$11,640	Fidelity Advisor® Short-Term Bond Fund - Class A
$11,742	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Manager Rob Galusza:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -1% to 0%, roughly in line, net of fees, with the 0.15% result of the benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. We kept the fund’s duration, meaning its sensitivity to interest rates, shorter than that of the benchmark. This benefited fund performance versus the benchmark amid rising policy and market rates and strong economic growth, driven by the late-2017 passage of federal tax reform. Exposure to corporate bonds made a relative contribution. Within corporates, bonds of banking institutions added the most value. Lighter-than-benchmark exposure to Treasury securities also benefited the fund’s relative return, as did picks within the energy sector. Underweighting government-related agency debentures and avoiding the debt of foreign-government institutions further helped. Conversely, lighter-than-benchmark exposure to the bonds of technology companies detracted a bit, as did out-of-benchmark exposure to asset-backed securities. As of August 31, we continue to position the fund for higher rates, while focusing on higher-quality corporate issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2017, Julian Potenza joined Rob Galusza as Co-Manager of the fund, succeeding Robin Foley.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	25.6%
AAA	19.8%
AA	4.5%
A	16.2%
BBB	27.1%
BB and Below	2.5%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	3.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	47.8%
U.S. Government and U.S. Government Agency Obligations	25.6%
Asset-Backed Securities	16.8%
CMOs and Other Mortgage Related Securities	3.9%
Municipal Bonds	0.5%
Other Investments	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.6%

 * Foreign investments - 13.4%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 47.8%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 4.3%
Automobiles - 2.6%
American Honda Finance Corp. 2% 2/14/20	$12,600	$12,448
BMW U.S. Capital LLC 2.15% 4/6/20 (a)	20,000	19,720
Daimler Finance North America LLC:
1.5% 7/5/19 (a)	10,750	10,634
2.2% 5/5/20 (a)	15,650	15,386
2.3% 1/6/20 (a)	12,000	11,872
2.3% 2/12/21 (a)	15,000	14,627
3.35% 5/4/21 (a)	15,000	14,997
General Motors Financial Co., Inc.:
2.35% 10/4/19	10,100	10,022
2.4% 5/9/19	5,000	4,985
2.65% 4/13/20	8,943	8,857
3.15% 1/15/20	2,000	2,001
3.55% 4/9/21	6,966	6,947
4.2% 3/1/21	6,000	6,083
		138,579
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	9,085	9,009
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	8,106	7,952
Media - 1.4%
21st Century Fox America, Inc. 4.5% 2/15/21	20,000	20,583
CBS Corp. 2.3% 8/15/19	5,200	5,173
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	11,035	11,067
4.464% 7/23/22	18,225	18,589
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0347% 9/20/19 (b)(c)	9,726	9,766
Time Warner, Inc. 4.75% 3/29/21	5,980	6,164
		71,342

TOTAL CONSUMER DISCRETIONARY		226,882

CONSUMER STAPLES - 2.9%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	22,878	22,612
Diageo Capital PLC 3% 5/18/20	12,050	12,056
		34,668
Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (a)	15,100	14,950
Food Products - 0.6%
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (b)(c)	10,000	10,045
3.2% 4/16/21	2,089	2,085
Tyson Foods, Inc.:
3 month U.S. LIBOR + 0.450% 2.7648% 5/30/19 (b)(c)	11,349	11,366
2.65% 8/15/19	6,460	6,445
		29,941
Tobacco - 1.3%
Bat Capital Corp. 2.297% 8/14/20 (a)	37,620	36,936
BAT International Finance PLC 2.75% 6/15/20 (a)	15,080	14,943
Philip Morris International, Inc. 1.375% 2/25/19	10,998	10,937
Reynolds American, Inc. 3.25% 6/12/20	7,781	7,771
		70,587

TOTAL CONSUMER STAPLES		150,146

ENERGY - 3.3%
Energy Equipment & Services - 0.2%
Petrofac Ltd. 3.4% 10/10/18 (a)	12,265	12,265
Oil, Gas & Consumable Fuels - 3.1%
BP Capital Markets PLC:
1.768% 9/19/19	12,266	12,146
2.315% 2/13/20	10,676	10,585
Cenovus Energy, Inc. 3% 8/15/22	3,323	3,197
DCP Midstream Operating LP 2.7% 4/1/19	544	541
Devon Energy Corp. 3.25% 5/15/22	12,000	11,823
Energy Transfer Partners LP:
3.6% 2/1/23	6,333	6,243
4.2% 9/15/23	3,227	3,265
Enterprise Products Operating LP:
2.55% 10/15/19	7,751	7,718
2.8% 2/15/21	4,353	4,314
EQT Corp. 2.5% 10/1/20	5,508	5,389
Kinder Morgan Energy Partners LP 2.65% 2/1/19	573	572
Kinder Morgan, Inc. 3.05% 12/1/19	9,592	9,591
MPLX LP 4.5% 7/15/23	1,905	1,959
Petroleos Mexicanos 5.375% 3/13/22	14,290	14,604
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 2.9114% 2/26/21 (b)(c)	9,545	9,557
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,460	10,362
Schlumberger Investment SA 3.3% 9/14/21 (a)	10,050	10,061
TransCanada PipeLines Ltd.:
2.125% 11/15/19	12,200	12,078
3.125% 1/15/19	5,527	5,535
Western Gas Partners LP 5.375% 6/1/21	12,000	12,435
Williams Partners LP 3.6% 3/15/22	10,100	10,077
		162,052

TOTAL ENERGY		174,317

FINANCIALS - 23.8%
Banks - 12.5%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7519% 1/19/21 (a)(b)(c)	4,000	4,003
3.4% 8/27/21 (a)	17,426	17,411
Bank of America Corp.:
2.25% 4/21/20	5,084	5,021
2.369% 7/21/21 (b)	10,000	9,825
2.625% 10/19/20	22,200	21,991
2.65% 4/1/19	8,000	8,003
3.004% 12/20/23 (b)	15,000	14,603
Barclays Bank PLC 2.65% 1/11/21	12,000	11,788
Barclays PLC:
2.75% 11/8/19	14,000	13,926
3.25% 1/12/21	6,858	6,779
BPCE SA 2.5% 12/10/18	18,000	18,002
Capital One NA 2.35% 1/31/20	15,650	15,494
Citibank NA 1.85% 9/18/19	16,000	15,842
Citigroup, Inc.:
2.05% 6/7/19	31,921	31,753
2.45% 1/10/20	10,150	10,072
2.5% 7/29/19	8,367	8,349
2.75% 4/25/22	10,000	9,745
3.142% 1/24/23 (b)	12,100	11,926
Citizens Bank NA:
2.25% 3/2/20	12,000	11,827
2.45% 12/4/19	1,240	1,229
2.55% 5/13/21	10,093	9,851
Compass Bank 3.5% 6/11/21	8,067	8,053
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	17,045	17,004
Danske Bank A/S 3.875% 9/12/23 (a)	12,600	12,537
Discover Bank 2.6% 11/13/18	7,250	7,250
Fifth Third Bancorp 2.875% 7/27/20	7,135	7,105
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.600% 2.9223% 5/18/21 (b)(c)	12,000	12,036
3.262% 3/13/23 (b)	12,415	12,237
Huntington National Bank 3.25% 5/14/21	12,000	11,971
ING Bank NV:
3 month U.S. LIBOR + 0.690% 3.0274% 10/1/19 (a)(b)(c)	5,200	5,224
2.7% 8/17/20 (a)	3,116	3,083
ING Groep NV 3.15% 3/29/22	20,350	20,053
JPMorgan Chase & Co.:
2.25% 1/23/20	4,447	4,402
2.55% 10/29/20	4,750	4,693
3.514% 6/18/22 (b)	21,000	21,100
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.833% 5/7/21 (b)(c)	12,150	12,197
Mitsubishi UFJ Financial Group, Inc.:
2.95% 3/1/21	7,065	6,992
3.535% 7/26/21	12,000	12,046
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.140% 3.4726% 9/13/21 (b)(c)	15,000	15,247
MUFG Americas Holdings Corp. 2.25% 2/10/20	4,073	4,029
Regions Bank 2.75% 4/1/21	11,226	11,061
Regions Financial Corp.:
2.75% 8/14/22	11,481	11,133
3.2% 2/8/21	6,820	6,793
Royal Bank of Canada:
2.125% 3/2/20	15,000	14,836
2.15% 10/26/20	20,000	19,624
Sumitomo Mitsui Banking Corp.:
2.05% 1/18/19	16,150	16,117
2.514% 1/17/20	12,000	11,902
SunTrust Bank 2.25% 1/31/20	25,000	24,744
The Toronto-Dominion Bank:
1.45% 8/13/19	14,925	14,751
2.5% 12/14/20	9,901	9,763
Wells Fargo & Co. 2.6% 7/22/20	17,500	17,339
Wells Fargo Bank NA 3.325% 7/23/21 (b)	10,000	10,019
Westpac Banking Corp.:
1.6% 8/19/19	12,000	11,875
2.15% 3/6/20	12,400	12,248
ZB, National Association 3.5% 8/27/21	11,022	11,007
		657,911
Capital Markets - 4.2%
Cboe Global Markets, Inc. 1.95% 6/28/19	11,637	11,564
Deutsche Bank AG 2.7% 7/13/20	25,500	24,962
Deutsche Bank AG London Branch:
2.5% 2/13/19	1,000	996
2.85% 5/10/19	16,350	16,302
Deutsche Bank AG New York Branch 3.15% 1/22/21	6,717	6,564
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.800% 3.1326% 12/13/19 (b)(c)	15,000	15,109
1.95% 7/23/19	12,000	11,919
2% 4/25/19	9,100	9,058
2.55% 10/23/19	15,830	15,771
2.625% 1/31/19	10,185	10,184
IntercontinentalExchange, Inc. 2.75% 12/1/20	7,267	7,207
Moody's Corp.:
2.75% 7/15/19	12,276	12,270
2.75% 12/15/21	1,564	1,534
3.25% 6/7/21	5,919	5,904
Morgan Stanley:
2.375% 7/23/19	5,730	5,709
2.5% 1/24/19	15,000	14,997
2.625% 11/17/21	14,942	14,591
2.65% 1/27/20	12,000	11,933
UBS AG London Branch 2.2% 6/8/20 (a)	15,250	14,976
UBS AG Stamford Branch 2.375% 8/14/19	9,006	8,971
		220,521
Consumer Finance - 4.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	4,127	4,119
American Express Credit Corp.:
2.2% 3/3/20	10,275	10,149
2.25% 5/5/21	9,000	8,786
2.6% 9/14/20	16,520	16,388
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.670% 3.0131% 7/30/21 (a)(b)(c)	3,710	3,719
Capital One Financial Corp. 2.5% 5/12/20	17,000	16,825
Caterpillar Financial Services Corp. 2.1% 1/10/20	8,625	8,545
Ford Motor Credit Co. LLC:
1.897% 8/12/19	10,000	9,875
2.262% 3/28/19	20,170	20,070
2.425% 6/12/20	10,000	9,779
2.597% 11/4/19	10,000	9,904
2.681% 1/9/20	9,933	9,818
3.336% 3/18/21	25,885	25,362
4.14% 2/15/23	6,000	5,910
Hyundai Capital America 2% 7/1/19 (a)	9,125	9,039
Synchrony Financial:
2.6% 1/15/19	20,271	20,252
3% 8/15/19	6,020	6,010
Toyota Motor Credit Corp. 1.95% 4/17/20	12,100	11,913
		206,463
Diversified Financial Services - 0.3%
AIG Global Funding 3.35% 6/25/21 (a)	10,000	9,999
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	1,043	1,040
ING Bank NV 1.65% 8/15/19 (a)	5,200	5,133
		16,172
Insurance - 2.8%
ACE INA Holdings, Inc. 2.3% 11/3/20	4,114	4,050
AFLAC, Inc. 2.4% 3/16/20	13,291	13,187
AIA Group Ltd. 2.25% 3/11/19 (a)	8,000	7,966
American International Group, Inc. 2.3% 7/16/19	25,278	25,181
Aon Corp. 5% 9/30/20	5,671	5,859
Marsh & McLennan Companies, Inc.:
2.35% 3/6/20	13,491	13,317
2.55% 10/15/18	7,356	7,352
Metropolitan Life Global Funding I:
1.75% 9/19/19 (a)	12,300	12,157
2.05% 6/12/20 (a)	15,230	14,941
Principal Life Global Funding II 2.25% 10/15/18 (a)	11,570	11,568
Protective Life Global Funding 2.161% 9/25/20 (a)	15,172	14,852
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	16,742	16,725
		147,155

TOTAL FINANCIALS		1,248,222

HEALTH CARE - 4.9%
Biotechnology - 0.5%
AbbVie, Inc. 2.5% 5/14/20	15,888	15,740
Amgen, Inc. 2.2% 5/22/19	8,204	8,179
		23,919
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories 2.9% 11/30/21	6,090	6,024
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (b)(c)	14,032	14,059
2.404% 6/5/20	16,230	15,963
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.0759% 3/19/21 (b)(c)	8,625	8,639
		44,685
Health Care Providers & Services - 1.2%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (b)(c)	12,000	12,103
3.35% 3/9/21	13,655	13,658
Elanco Animal Health, Inc. 3.912% 8/27/21 (a)	967	970
Express Scripts Holding Co.:
2.6% 11/30/20	2,683	2,638
4.75% 11/15/21	4,763	4,923
Humana, Inc. 2.5% 12/15/20	7,580	7,444
UnitedHealth Group, Inc. 3.35% 7/15/22	10,000	10,048
WellPoint, Inc. 3.125% 5/15/22	12,140	11,974
		63,758
Pharmaceuticals - 2.4%
Actavis Funding SCS:
3% 3/12/20	15,452	15,410
3.45% 3/15/22	11,000	10,915
Bayer U.S. Finance II LLC 3.5% 6/25/21 (a)	15,000	14,985
GlaxoSmithKline Capital PLC 3.125% 5/14/21	12,280	12,296
Mylan NV 2.5% 6/7/19	9,478	9,434
Perrigo Co. PLC 3.5% 3/15/21	2,117	2,103
Roche Holdings, Inc. 2.25% 9/30/19 (a)	15,000	14,933
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	20,000	19,767
2.4% 9/23/21	5,816	5,620
Teva Pharmaceutical Finance Netherlands III BV:
1.7% 7/19/19	10,682	10,501
2.2% 7/21/21	10,000	9,350
Zoetis, Inc. 3.45% 11/13/20	1,708	1,717
		127,031

TOTAL HEALTH CARE		259,393

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. 2.08% 10/15/20	11,340	11,107
Rockwell Collins, Inc. 1.95% 7/15/19	5,140	5,099
United Technologies Corp. 3.35% 8/16/21	3,120	3,129
		19,335
Airlines - 0.4%
Delta Air Lines, Inc.:
2.875% 3/13/20	15,450	15,334
3.4% 4/19/21	8,454	8,401
		23,735
Electrical Equipment - 0.0%
Fortive Corp. 1.8% 6/15/19	2,790	2,763
Industrial Conglomerates - 0.1%
Roper Technologies, Inc. 2.05% 10/1/18	5,750	5,748
Machinery - 0.2%
John Deere Capital Corp. 2.35% 1/8/21	10,000	9,850
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.125% 1/15/20	6,030	5,948
2.5% 3/1/21	6,552	6,404
International Lease Finance Corp. 5.875% 8/15/22	12,000	12,777
		25,129

TOTAL INDUSTRIALS		86,560

INFORMATION TECHNOLOGY - 1.3%
Electronic Equipment & Components - 0.8%
Amphenol Corp. 2.2% 4/1/20	15,000	14,783
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (a)	13,790	13,836
5.45% 6/15/23 (a)	12,439	13,055
		41,674
IT Services - 0.2%
The Western Union Co. 4.25% 6/9/23	10,000	10,019
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 2.85% 3/12/20	8,263	8,234
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 2.85% 10/5/18	6,630	6,631

TOTAL INFORMATION TECHNOLOGY		66,558

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	6,696	6,652
The Mosaic Co. 3.25% 11/15/22	3,784	3,712
		10,364
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.1%
ERP Operating LP 2.375% 7/1/19	7,103	7,080
Real Estate Management & Development - 0.5%
Digital Realty Trust LP:
2.75% 2/1/23	4,637	4,461
3.4% 10/1/20	9,129	9,145
Washington Prime Group LP 3.85% 4/1/20	9,340	9,250
		22,856

TOTAL REAL ESTATE		29,936

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc. 2.45% 6/30/20	13,309	13,133
BellSouth Corp. 4.333% 4/26/19 (a)(b)	20,000	20,172
British Telecommunications PLC 2.35% 2/14/19	11,567	11,546
Verizon Communications, Inc.:
2.946% 3/15/22	2,835	2,796
3.125% 3/16/22	15,000	14,886
		62,533
UTILITIES - 3.7%
Electric Utilities - 1.6%
American Electric Power Co., Inc. 2.15% 11/13/20	7,619	7,461
Duke Energy Corp. 1.8% 9/1/21	3,796	3,637
Edison International 2.125% 4/15/20	15,000	14,709
Eversource Energy 2.5% 3/15/21	7,387	7,250
Exelon Corp.:
2.85% 6/15/20	6,843	6,797
3.497% 6/1/22 (b)	10,555	10,426
ITC Holdings Corp. 2.7% 11/15/22	7,621	7,345
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (b)(c)	3,420	3,421
Southern Co. 1.85% 7/1/19	23,180	23,015
		84,061
Gas Utilities - 0.3%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.7173% 11/29/19 (b)(c)	12,200	12,204
3 month U.S. LIBOR + 0.550% 2.8763% 3/12/20 (b)(c)	3,037	3,039
		15,243
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	1,671	1,630
Multi-Utilities - 1.8%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	11,369	11,169
Consolidated Edison, Inc. 2% 3/15/20	3,278	3,226
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 4.6344% 9/30/66 (b)(c)	6,389	6,149
1.6% 8/15/19	4,062	4,015
1.875% 1/15/19	15,000	14,961
2.5% 12/1/19	10,591	10,517
Public Service Enterprise Group, Inc. 1.6% 11/15/19	6,071	5,978
Sempra Energy:
1.625% 10/7/19	10,647	10,479
2.4% 2/1/20	15,050	14,870
WEC Energy Group, Inc. 3.375% 6/15/21	12,513	12,560
		93,924

TOTAL UTILITIES		194,858

TOTAL NONCONVERTIBLE BONDS
(Cost $2,531,960)		2,509,769

U.S. Treasury Obligations - 23.9%
U.S. Treasury Notes:
1.125% 2/28/21	$361,476	$348,019
1.5% 5/15/20	369,578	362,753
1.75% 12/31/20	145,000	142,026
1.75% 11/30/21	350,000	339,541
1.875% 6/30/20	27,682	27,319
2% 1/15/21	37,154	36,584
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,268,271)		1,256,242

U.S. Government Agency - Mortgage Securities - 0.6%
Fannie Mae - 0.4%
3.5% 1/1/26 to 9/1/29	15,279	15,482
4.5% 6/1/19 to 7/1/20	10	10
5.5% 11/1/34	5,235	5,687
7.5% 11/1/31	1	1

TOTAL FANNIE MAE		21,180

Freddie Mac - 0.2%
3.5% 8/1/26	7,773	7,870
4% 9/1/25 to 4/1/26	2,760	2,829
4.5% 9/1/18 to 11/1/18	30	30
5% 4/1/20	50	50
8.5% 5/1/26 to 7/1/28	79	89

TOTAL FREDDIE MAC		10,868

Ginnie Mae - 0.0%
7% 1/15/25 to 8/15/32	551	619
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $33,508)		32,667

Asset-Backed Securities - 16.8%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$630	$645
Ally Auto Receivables Trust Series 2017-1 Class A3, 1.7% 6/15/21	9,320	9,254
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	12,380	12,259
Series 2018-2 Class A, 3.29% 5/15/23	13,920	13,970
American Express Credit Account Master Trust:
Series 2017-1 Class A, 1.93% 9/15/22	17,281	17,042
Series 2017-3 Class A, 1.77% 11/15/22	12,660	12,439
Series 2017-6 Class A, 2.04% 5/15/23	10,120	9,935
Series 2018-4 Class A, 2.99% 12/15/23	11,070	11,075
Series 2018-6 Class A, 3.06% 2/15/24	10,000	10,028
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A3, 1.81% 10/8/20	1,584	1,583
Bank of America Credit Card Master Trust:
Series 2017-A1 Class A1, 1.95% 8/15/22	15,536	15,323
Series 2017-A2 Class A2, 1.84% 1/17/23	13,895	13,611
Series 2018-A1 Class A1, 2.7% 7/17/23	14,000	13,927
Series 2018-A2 Class A2, 3% 9/15/23	11,170	11,179
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (a)	9,960	9,965
BMW Vehicle Lease Trust Series 2017-2 Class A3, 2.07% 10/20/20	5,965	5,909
BMW Vehicle Owner Trust Series 2016-A Class A3, 1.16% 11/25/20	6,244	6,199
Canadian Pacer Auto Receivables Trust:
Series 2017-A1 Class A3, 2.05% 3/19/21 (a)	7,086	7,032
Series 2018-1A Class A3, 3% 11/19/21 (a)	9,302	9,291
Capital Auto Receivables Asset Trust Series 2016-1 Class A3, 1.73% 4/20/20	1,418	1,417
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	8,601	8,447
Series 2016-A4 Class A4, 1.33% 6/15/22	13,463	13,292
Series 2017-A1 Class A1, 2% 1/17/23	12,000	11,845
Series 2017-A4 Class A4, 1.99% 7/17/23	12,165	11,942
Series 2018-A1 Class A1, 3.01% 2/15/24	7,366	7,373
Carmax Auto Owner Trust Series 2015-3 Class A3, 1.63% 5/15/20	1,559	1,556
CarMax Auto Owner Trust:
Series 2016-4 Class A3, 1.4% 8/15/21	11,066	10,940
Series 2017-3 Class A3, 1.97% 4/15/22	4,981	4,915
Series 2017-4 Class A3, 2.11% 10/17/22	5,039	4,969
Series 2018-2 Class A3, 2.98% 1/17/23	6,019	6,012
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (a)	8,601	8,519
Series 2017-4A Class A2, 1 month U.S. LIBOR + 0.340% 2.4027% 11/15/29 (a)(b)(c)	8,472	8,476
Citibank Credit Card Issuance Trust:
Series 2017-A3 Class A3, 1.92% 4/7/22	14,070	13,858
Series 2017-A8 Class A8, 1.86% 8/7/22	15,000	14,685
Series 2017-A9 Class A9, 1.8% 9/20/21	12,226	12,107
Series 2018-A1 Class A1, 2.49% 1/20/23	14,396	14,239
CLUB Credit Trust Series 2017-P1 Class A, 2.42% 9/15/23 (a)	3,046	3,038
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	10,123	10,144
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2 Class A, 2.55% 1/16/24 (a)	859	858
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3148% 3/25/32 (b)(c)	7	7
Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/34 (b)(c)	261	252
Dell Equipment Finance Trust:
Series 2017-2 Class A3, 2.19% 10/24/22 (a)	4,152	4,113
Series 2018-1 Class A3, 3.18% 6/22/23 (a)	3,384	3,394
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	22,000	21,668
Series 2016-A4 Class A4, 1.39% 3/15/22	13,612	13,428
DLL Securitization Trust Series 2017-A Class A3, 2.14% 12/15/21 (a)	9,856	9,727
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74% 2/22/22 (a)	2,833	2,822
Series 2017-1 Class A2, 2.13% 7/20/22 (a)	5,420	5,392
Fannie Mae Series 2004-T5 Class AB1, 1 month U.S. LIBOR + 0.250% 2.82% 5/28/35 (b)(c)	505	488
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	7,509	7,415
Flagship Credit Auto Trust Series 2016-1 Class A, 2.77% 12/15/20 (a)	1,949	1,949
Ford Credit Auto Owner Trust:
Series 2014-2 Class A, 2.31% 4/15/26 (a)	7,170	7,123
Series 2015-2 Class A, 2.44% 1/15/27 (a)	11,704	11,578
Series 2015-C Class A3, 1.41% 2/15/20	1,190	1,188
Series 2016-B Class A3, 1.33% 10/15/20	5,323	5,295
Series 2017-A Class A3, 1.67% 6/15/21	11,089	10,987
Series 2018-A Class A3, 3.03% 11/15/22	10,989	11,011
Ford Credit Floorplan Master Owner Trust:
Series 2015-5 Class A, 2.39% 8/15/22	25,466	25,159
Series 2017-2 Class A1, 2.16% 9/15/22	12,180	11,980
Series 2018-1 Class A1, 2.95% 5/15/23	11,000	10,962
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 2.24% 11/15/34 (a)(b)(c)	37	36
Class B, 1 month U.S. LIBOR + 0.280% 2.3427% 11/15/34 (a)(b)(c)	13	13
Class C, 1 month U.S. LIBOR + 0.380% 2.4427% 11/15/34 (a)(b)(c)	22	21
Class D, 1 month U.S. LIBOR + 0.750% 2.8127% 11/15/34 (a)(b)(c)	8	8
GM Financial Automobile Leasing Trust Series 2018-2 Class A3, 3.06% 6/21/21	5,898	5,902
GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3, 1.86% 12/16/21 (a)	11,672	11,526
GM Financial Securitized Term Automobile Recievables Trust 2.32% 7/18/22	5,240	5,182
GMF Floorplan Owner Revolving Trust:
Series 2016-1 Class A1, 1.96% 5/17/21 (a)	10,000	9,941
Series 2017-1 Class A1, 2.22% 1/18/22 (a)	9,903	9,804
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	10,641	10,645
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 3.7648% 6/25/34 (b)(c)	71	71
Honda Auto Receivables Owner Trust Series 2016-2 Class A3, 1.39% 4/15/20	2,469	2,458
Huntington Auto Trust Series 2016-1 Class A3, 1.59% 11/16/20	4,157	4,138
Hyundai Auto Receivables Trust:
Series 2015-C Class A3, 1.46% 2/18/20	2,052	2,049
Series 2018-A Class A3, 2.79% 7/15/22	7,041	7,017
Hyundai Floorplan Master Owner Trust Series 2016-1A Class A2, 1.81% 3/15/21 (a)	6,861	6,830
John Deere Owner Trust Series 2018-A Class A3, 2.66% 4/18/22	10,804	10,747
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 3.487% 3/27/42 (b)(c)	359	281
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	13,952	13,962
Mercedes-Benz Auto Lease Trust Series 2018-A Class A3, 2.41% 2/16/21	9,711	9,662
Mercedes-Benz Master Owner Trust Series 2018-AA Class A, 1 month U.S. LIBOR + 0.260% 2.3227% 5/16/22 (a)(b)(c)	10,150	10,148
Nationstar HECM Loan Trust Series 2018-1A Class A, 2.76% 2/25/28 (a)	7,543	7,542
Navient Student Loan Trust Series 2016-6A Class A1, 1 month U.S. LIBOR + 0.480% 2.5436% 3/25/66 (a)(b)(c)	1,943	1,945
Nissan Auto Receivables Owner Trust Series 2016-B Class A3, 1.32% 1/15/21	5,471	5,428
Nissan Auto Receivables Trust Series 2016-C Class A3, 1.18% 1/15/21	9,921	9,828
Nissan Master Owner Trust Receivables Series 2016-A Class A2, 1.54% 6/15/21	7,141	7,073
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3098% 1/25/36 (b)(c)	845	845
Permanent Master Issuer PLC Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.7468% 7/15/58 (a)(b)(c)	15,000	14,954
Prosper Marketplace Issuance Trust:
Series 2017-2A Class A, 2.41% 9/15/23 (a)	3,067	3,063
Series 2017-3A Class A, 2.36% 11/15/23 (a)	3,662	3,649
Series 2018-1A Class A, 3.11% 6/17/24(a)	7,115	7,118
Series 2018-2A Class A, 3.35% 10/15/24 (a)	8,448	8,448
Santander Retail Auto Lease Trust:
Series 2017-A Class A3, 2.22% 1/20/21 (a)	11,959	11,850
Series 2018-A Class A3, 2.93% 5/20/21 (a)	9,389	9,361
Securitized Term Auto Receivables Trust:
Series 2016-1A Class A3, 1.524% 3/25/20 (a)	3,728	3,713
Series 2017-1A Class A3, 1.89% 8/25/20 (a)	9,581	9,539
Series 2017-2A Class A3, 2.04% 4/26/21 (a)	7,272	7,183
SLM Private Credit Student Loan Trust Series 2004-B Class C, 3 month U.S. LIBOR + 0.870% 3.2106% 9/15/33 (b)(c)	600	600
Synchrony Credit Card Master Note Trust Series 2016-1 Class A, 2.04% 3/15/22	9,550	9,520
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.9248% 9/25/34 (b)(c)	293	292
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (a)	7,445	7,423
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	6,583	6,602
Toyota Auto Receivables Owner Trust:
Series 2016-B Class A3, 1.3% 4/15/20	2,722	2,709
Series 2018-B Class A3, 2.96% 9/15/22	10,784	10,786
Toyota Auto Receivables Trust Series 2016-C Class A3, 1.14% 8/17/20	4,836	4,803
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8973% 4/6/42 (a)(b)(c)(d)	261	162
USAA Auto Owner Trust Series 2017-1 Class A3, 1.7% 5/17/21	4,166	4,130
Verizon Owner Trust:
Series 2016-1A Class A, 1.42% 1/20/21 (a)	10,558	10,504
Series 2016-2A Class A, 1.68% 5/20/21 (a)	13,878	13,771
Series 2017-2A Class A, 1.92% 12/20/21 (a)	7,409	7,314
Series 2017-3A Class A1A, 2.06% 4/20/22 (a)	12,364	12,181
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	6,448	6,457
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.500% 2.5827% 7/17/23 (a)(b)(c)	13,210	13,247
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (a)	10,267	10,273
World Omni Auto Receivables Trust Series 2016-A Class A3, 1.77% 9/15/21	972	966
TOTAL ASSET-BACKED SECURITIES
(Cost $885,005)		878,956

Collateralized Mortgage Obligations - 1.4%
Private Sponsor - 0.3%
Credit Suisse Mortgage Trust Series 2012-2R Class 1A1, 4.2666% 5/27/35 (a)(b)	1,705	1,701
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	7,194	7,123
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.5612% 10/15/54 (a)(b)(c)	6,447	6,441
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.2336% 2/25/37 (b)(c)	113	111
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(c)	8	8

TOTAL PRIVATE SPONSOR		15,384

U.S. Government Agency - 1.1%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 2.3648% 5/25/45 (b)(c)	13,654	13,655
sequential payer Series 2001-40 Class Z, 6% 8/25/31	292	317
Series 2016-27:
Class HK, 3% 1/25/41	11,929	11,787
Class KG, 3% 1/25/40	5,879	5,804
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 2.4148% 7/25/46 (b)(c)	14,899	14,960
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	1,384	1,436
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2015-H17 Class HA, 2.5% 5/20/65 (e)	7,097	7,060

TOTAL U.S. GOVERNMENT AGENCY		55,019

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $71,470)		70,403

Commercial Mortgage Securities - 3.6%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8367% 2/14/43 (b)(f)	78	1
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	4,523	4,445
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.3398% 12/25/33 (a)(b)(c)	13	13
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.4548% 1/25/36 (a)(b)(c)	1,209	1,136
Class B1, 1 month U.S. LIBOR + 1.400% 3.4648% 1/25/36 (a)(b)(c)	50	54
Class M1, 1 month U.S. LIBOR + 0.450% 2.5148% 1/25/36 (a)(b)(c)	385	359
Class M2, 1 month U.S. LIBOR + 0.470% 2.5348% 1/25/36 (a)(b)(c)	136	126
Class M3, 1 month U.S. LIBOR + 0.500% 2.5648% 1/25/36 (a)(b)(c)	171	157
Class M4, 1 month U.S. LIBOR + 0.610% 2.6748% 1/25/36 (a)(b)(c)	93	88
Class M5, 1 month U.S. LIBOR + 0.650% 2.7148% 1/25/36 (a)(b)(c)	93	75
Class M6, 1 month U.S. LIBOR + 0.700% 2.7648% 1/25/36 (a)(b)(c)	95	73
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.4948% 10/25/36 (a)(b)(c)	17	18
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.3348% 3/25/37 (a)(b)(c)	675	627
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.3348% 7/25/37 (a)(b)(c)	138	132
Class A2, 1 month U.S. LIBOR + 0.320% 2.3848% 7/25/37 (a)(b)(c)	129	126
Class M1, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	62	58
Class M2, 1 month U.S. LIBOR + 0.410% 2.4748% 7/25/37 (a)(b)(c)	35	32
Class M3, 1 month U.S. LIBOR + 0.490% 2.5548% 7/25/37 (a)(b)(c)	28	24
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.3548% 7/25/37 (a)(b)(c)	175	164
Class M1, 1 month U.S. LIBOR + 0.310% 2.3748% 7/25/37 (a)(b)(c)	132	121
Class M2, 1 month U.S. LIBOR + 0.340% 2.4048% 7/25/37 (a)(b)(c)	141	127
Class M3, 1 month U.S. LIBOR + 0.370% 2.4348% 7/25/37 (a)(b)(c)	228	197
Class M4, 1 month U.S. LIBOR + 0.500% 2.5648% 7/25/37 (a)(b)(c)	359	301
Class M5, 1 month U.S. LIBOR + 0.600% 2.6648% 7/25/37 (a)(b)(c)	135	131
Series 2007-4A Class A2, 1 month U.S. LIBOR + 0.550% 2.6148% 9/25/37 (a)(b)(c)	1,560	1,196
Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(d)(f)	11,149	0
BX Trust Series 2017-IMC Class A, 1 month U.S. LIBOR + 1.050% 3.1127% 10/15/32 (a)(b)(c)	8,686	8,697
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.8527% 7/15/32 (a)(b)(c)	9,099	9,099
Citigroup Commercial Mortgage Trust floater Series 2017-1500 Class A, 1 month U.S. LIBOR + 0.850% 2.9127% 7/15/32 (a)(b)(c)	8,384	8,461
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	8,793	8,788
Series 2014-CR18 Class ASB, 3.452% 7/15/47	15,681	15,777
Series 2012-CR4 Class ASB, 2.436% 10/15/45	6,235	6,155
Series 2014-CR15 Class A2, 2.928% 2/10/47	1,258	1,259
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A1, 1.5786% 11/15/49	3,477	3,419
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 2.8127% 7/15/32 (a)(b)(c)	12,462	12,466
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 1 month U.S. LIBOR + 1.300% 3.622% 12/15/34 (a)(b)(c)	2,920	2,921
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6 Class A3, 3.482% 1/10/45	6,436	6,488
Series 2017-GS8 Class A1, 2.222% 11/10/50	11,111	10,874
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A2, 2.9493% 11/15/47	7,490	7,488
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	5,174	5,219
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-C6 Class A3, 3.5074% 5/15/45	4,285	4,318
Lone Star Portfolio Trust floater Series 2015-LSP Class A1A2, 1 month U.S. LIBOR + 1.800% 3.8627% 9/15/28 (a)(b)(c)	635	635
Morgan Stanley BAML Trust Series 2016-C32 Class A1, 1.968% 12/15/49	3,695	3,622
RETL floater Series 2018-RVP Class A, 1 month U.S. LIBOR + 1.100% 3.1627% 3/15/33 (a)(b)(c)	8,662	8,692
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.8534% 4/10/46 (a)(b)(c)	8,034	8,157
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	8,429	8,377
Waldorf Astoria Boca Raton Trust floater Series 2016-BOCA Class A, 1 month U.S. LIBOR + 1.350% 3.4127% 6/15/29 (a)(b)(c)	7,734	7,743
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12 Class A1, 1.676% 7/15/46	668	667
Series 2016-LC25 Class A1, 1.795% 12/15/59	3,340	3,276
Wells Fargo Commercial Mtg Trust 2016-C sequential payer Series 2016-C37 Class A1, 1.944% 12/15/49	2,566	2,524
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.78% 6/15/46 (a)(b)(c)	8,546	8,572
sequential payer:
Series 2012-C9 Class ASB, 2.445% 11/15/45	2,690	2,660
Series 2013-C12 Class ASB, 2.838% 3/15/48	1,261	1,254
Series 2013-C14 Class ASB, 2.977% 6/15/46	8,711	8,685
Series 2014-C20 Class ASB, 3.638% 5/15/47	3,441	3,481
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $193,997)		189,555

Municipal Securities - 0.5%
Illinois Gen. Oblig. Series 2011, 5.877% 3/1/19	11,500	11,648
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22	15,510	15,131
TOTAL MUNICIPAL SECURITIES
(Cost $27,153)		26,779

Bank Notes - 1.8%
Citibank NA 2.1% 6/12/20	15,430	15,157
Discover Bank 3.1% 6/4/20	5,758	5,734
Fifth Third Bank 2.375% 4/25/19	7,425	7,418
Goldman Sachs Bank U.S.A. 3.2% 6/5/20	5,191	5,211
Huntington National Bank 2.375% 3/10/20	12,000	11,869
KeyBank NA:
2.25% 3/16/20	$3,604	$3,561
2.5% 12/15/19	4,770	4,745
PNC Bank NA 2.45% 11/5/20	10,000	9,856
SunTrust Bank 3.502% 8/2/22 (b)	8,508	8,510
Svenska Handelsbanken AB 3.35% 5/24/21	12,125	12,160
Wells Fargo Bank NA 2.6% 1/15/21	10,000	9,864
TOTAL BANK NOTES
(Cost $94,901)		94,085

Commercial Paper - 0.8%
Catholic Health Initiatives 2.85% 9/12/18	23,000	22,985
Suncor Energy, Inc. yankee:
2.63% 9/17/18	10,000	9,989
2.63% 9/17/18	10,633	10,622
TOTAL COMMERCIAL PAPER
(Cost $43,589)		43,596
	Shares	Value (000s)

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 1.97% (g)
(Cost $53,085)	53,072,106	53,083
	Maturity Amount (000s)	Value (000s)

Repurchase Agreements - 1.8%
With:
Mizuho Securities U.S.A., Inc. at 3.02%, dated:
8/6/18 due 2/1/19 (Collateralized by U.S. Treasury Obligations valued at $17,382,265, 8.50%, 2/15/20)	17,255	17,000
8/27/18 due 2/22/19 (Collateralized by U.S. Treasury Obligations valued at $34,703,281, 8.50%, 2/15/20)	34,511	33,999
Morgan Stanley & Co., Inc. at:
2.71%, dated 6/12/18 due 9/12/18 (Collateralized by Corporate Obligations valued at $20,536,211, 0.00% - 12.50%, 8/16/19 - 3/25/56)(b)(c)(h)	20,139	20,000
2.74%, dated 8/9/18 due 11/7/18 (Collateralized by Mortgage Loan Obligations valued at $24,511,418, 0.00% - 6.24%, 6/10/27 - 1/1/49)(b)(c)(h)	22,151	22,000
TOTAL REPURCHASE AGREEMENTS
(Cost $93,000)		92,999
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,295,939)		5,248,134
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,526
NET ASSETS - 100%		$5,249,660

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $857,463,000 or 16.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Level 3 security

 (e) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) The maturity amount is based on the rate at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$499
Total	$499

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$2,509,769	$--	$2,509,769	$--
U.S. Government and Government Agency Obligations	1,256,242	--	1,256,242	--
U.S. Government Agency - Mortgage Securities	32,667	--	32,667	--
Asset-Backed Securities	878,956	--	878,794	162
Collateralized Mortgage Obligations	70,403	--	70,403	--
Commercial Mortgage Securities	189,555	--	189,555	--
Municipal Securities	26,779	--	26,779	--
Bank Notes	94,085	--	94,085	--
Commercial Paper	43,596	--	43,596	--
Money Market Funds	53,083	53,083	--	--
Repurchase Agreements	92,999	--	92,999	--
Total Investments in Securities:	$5,248,134	$53,083	$5,194,889	$162

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
United Kingdom	3.2%
Canada	3.0%
Netherlands	1.7%
Japan	1.1%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2018
Assets
Investment in securities, at value (including repurchase agreements of $92,999) — See accompanying schedule: Unaffiliated issuers (cost $5,242,854)	$5,195,051
Fidelity Central Funds (cost $53,085)	53,083
Total Investment in Securities (cost $5,295,939)		$5,248,134
Receivable for investments sold		47,549
Receivable for fund shares sold		6,868
Interest receivable		24,196
Distributions receivable from Fidelity Central Funds		62
Other receivables		76
Total assets		5,326,885
Liabilities
Payable for investments purchased	$58,233
Payable for fund shares redeemed	16,321
Distributions payable	521
Accrued management fee	1,338
Distribution and service plan fees payable	70
Other affiliated payables	666
Other payables and accrued expenses	76
Total liabilities		77,225
Net Assets		$5,249,660
Net Assets consist of:
Paid in capital		$5,328,280
Undistributed net investment income		5,173
Accumulated undistributed net realized gain (loss) on investments		(35,988)
Net unrealized appreciation (depreciation) on investments		(47,805)
Net Assets		$5,249,660
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($143,379 ÷ 16,817 shares)		$8.53
Maximum offering price per share (100/98.50 of $8.53)		$8.66
Class M:
Net Asset Value and redemption price per share ($70,127 ÷ 8,225 shares)		$8.53
Maximum offering price per share (100/98.50 of $8.53)		$8.66
Class C:
Net Asset Value and offering price per share ($52,221 ÷ 6,130 shares)(a)		$8.52
Short-Term Bond:
Net Asset Value, offering price and redemption price per share ($4,617,241 ÷ 541,799 shares)		$8.52
Class I:
Net Asset Value, offering price and redemption price per share ($366,692 ÷ 43,009 shares)		$8.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2018
Investment Income
Interest		$118,666
Income from Fidelity Central Funds		499
Total income		119,165
Expenses
Management fee	$17,469
Transfer agent fees	6,105
Distribution and service plan fees	942
Fund wide operations fee	2,489
Independent trustees' fees and expenses	24
Commitment fees	16
Total expenses before reductions	27,045
Expense reductions	(5)
Total expenses after reductions		27,040
Net investment income (loss)		92,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,142)
Fidelity Central Funds	2
Total net realized gain (loss)		(30,140)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(53,972)
Fidelity Central Funds	(2)
Total change in net unrealized appreciation (depreciation)		(53,974)
Net gain (loss)		(84,114)
Net increase (decrease) in net assets resulting from operations		$8,011

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$92,125	$71,478
Net realized gain (loss)	(30,140)	(7,798)
Change in net unrealized appreciation (depreciation)	(53,974)	1,686
Net increase (decrease) in net assets resulting from operations	8,011	65,366
Distributions to shareholders from net investment income	(89,578)	(71,099)
Share transactions - net increase (decrease)	(837,458)	(631,874)
Total increase (decrease) in net assets	(919,025)	(637,607)
Net Assets
Beginning of period	6,168,685	6,806,292
End of period	$5,249,660	$6,168,685
Other Information
Undistributed net investment income end of period	$5,173	$5,324

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Fund Class A

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.123	.082	.009
Net realized and unrealized gain (loss)	(.114)	(.011)	(.001)C
Total from investment operations	.009	.071	.008
Distributions from net investment income	(.119)	(.081)	(.008)
Total distributions	(.119)	(.081)	(.008)
Net asset value, end of period	$8.53	$8.64	$8.65
Total ReturnD,E,F	.12%	.83%	.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%	.65%	.67%I
Expenses net of fee waivers, if any	.65%	.65%	.67%I
Expenses net of all reductions	.65%	.65%	.67%I
Net investment income (loss)	1.43%	.94%	.79%I
Supplemental Data
Net assets, end of period (in millions)	$143	$170	$208
Portfolio turnover rateJ	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class M

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.122	.081	.009
Net realized and unrealized gain (loss)	(.114)	(.011)	(.001)C
Total from investment operations	.008	.070	.008
Distributions from net investment income	(.118)	(.080)	(.008)
Total distributions	(.118)	(.080)	(.008)
Net asset value, end of period	$8.53	$8.64	$8.65
Total ReturnD,E,F	.10%	.81%	.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.66%	.70%I
Expenses net of fee waivers, if any	.67%	.66%	.70%I
Expenses net of all reductions	.66%	.66%	.70%I
Net investment income (loss)	1.42%	.93%	.76%I
Supplemental Data
Net assets, end of period (in millions)	$70	$81	$96
Portfolio turnover rateJ	56%	56%	138%K

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class C

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.049	.007	(.001)
Net realized and unrealized gain (loss)	(.123)	(.006)	.002
Total from investment operations	(.074)	.001	.001
Distributions from net investment income	(.046)	(.011)	(.001)
Total distributions	(.046)	(.011)	(.001)
Net asset value, end of period	$8.52	$8.64	$8.65
Total ReturnC,D,E	(.86)%	.02%	.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.51%	1.52%	1.53%H
Expenses net of fee waivers, if any	1.51%	1.52%	1.53%H
Expenses net of all reductions	1.51%	1.51%	1.53%H
Net investment income (loss)	.57%	.08%	(.07)%H
Supplemental Data
Net assets, end of period (in millions)	$52	$69	$84
Portfolio turnover rateI	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund

Years ended August 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.58	$8.60	$8.55
Income from Investment Operations
Net investment income (loss)A	.140	.099	.087	.091	.082
Net realized and unrealized gain (loss)	(.123)	(.011)	.065	(.029)	.047
Total from investment operations	.017	.088	.152	.062	.129
Distributions from net investment income	(.137)	(.098)	(.082)	(.082)	(.079)
Total distributions	(.137)	(.098)	(.082)	(.082)	(.079)
Net asset value, end of period	$8.52	$8.64	$8.65	$8.58	$8.60
Total ReturnB	.20%	1.03%	1.79%	.72%	1.51%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.64%	1.15%	1.01%	1.06%	.96%
Supplemental Data
Net assets, end of period (in millions)	$4,617	$5,423	$5,894	$5,278	$6,386
Portfolio turnover rateE	56%	56%	138%F	83%G	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F The portfolio turnover rate does not include the assets acquired in the merger.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class I

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.135	.094	.011
Net realized and unrealized gain (loss)	(.113)	(.010)	(.001)C
Total from investment operations	.022	.084	.010
Distributions from net investment income	(.132)	(.094)	(.010)
Total distributions	(.132)	(.094)	(.010)
Net asset value, end of period	$8.53	$8.64	$8.65
Total ReturnD,E	.26%	.97%	.11%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.51%	.53%H
Expenses net of fee waivers, if any	.51%	.51%	.53%H
Expenses net of all reductions	.51%	.51%	.53%H
Net investment income (loss)	1.58%	1.09%	.94%H
Supplemental Data
Net assets, end of period (in millions)	$367	$425	$525
Portfolio turnover rateI	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short-Term Bond and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $75 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,257
Gross unrealized depreciation	(49,460)
Net unrealized appreciation (depreciation)	$(43,203)
Tax Cost	$5,291,337

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$646
Capital loss carryforward	$(35,988)
Net unrealized appreciation (depreciation) on securities and other investments	$(43,203)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,266)
Long-term	(21,722)
Total capital loss carryforward	$(35,988)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$89,578	$ 71,099

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,712,327 and $2,169,358, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	$235	$14
Class M	-%	.15%	112	–(a)
Class C	.75%	.25%	595	–
			$942	$14

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class C(a)	$5

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond. FIIOC receives an asset-based fee of .10% of Short-Term Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$239.15
Class M	123.16
Class C	97.16
Short-Term Bond	5,017.10
Class I	629.16
	$6,105

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .04% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $59.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Class A	$2,173	$1,813
Class M	1,029	820
Class C	312	100
Short-Term Bond	79,866	63,840
Class I	6,198	4,526
Total	$89,578	$71,099

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Class A
Shares sold	6,960	9,700	$59,529	$83,639
Reinvestment of distributions	242	200	2,070	1,720
Shares redeemed	(10,079)	(14,224)	(86,176)	(122,498)
Net increase (decrease)	(2,877)	(4,324)	$(24,577)	$(37,139)
Class M
Shares sold	1,504	1,752	$12,850	$15,105
Reinvestment of distributions	114	90	978	773
Shares redeemed	(2,804)	(3,543)	(23,983)	(30,537)
Net increase (decrease)	(1,186)	(1,701)	$(10,155)	$(14,659)
Class C
Shares sold	1,293	1,760	$11,057	$15,170
Reinvestment of distributions	34	11	293	91
Shares redeemed	(3,197)	(3,492)	(27,333)	(30,078)
Net increase (decrease)	(1,870)	(1,721)	$(15,983)	$(14,817)
Short-Term Bond
Shares sold	114,004	198,258	$974,360	$1,708,616
Reinvestment of distributions	8,630	6,666	73,726	57,436
Shares redeemed	(208,562)	(258,839)	(1,782,560)	(2,231,685)
Net increase (decrease)	(85,928)	(53,915)	$(734,474)	$(465,633)
Class I
Shares sold	14,843	17,248	$127,129	$148,690
Reinvestment of distributions	679	488	5,802	4,206
Shares redeemed	(21,651)	(29,254)	(185,200)	(252,522)
Net increase (decrease)	(6,129)	(11,518)	$(52,269)	$(99,626)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Short Duration Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Class A	.65%
Actual		$1,000.00	$1,008.70	$3.29
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class M	.66%
Actual		$1,000.00	$1,008.60	$3.34
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class C	1.50%
Actual		$1,000.00	$1,003.20	$7.57
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Short-Term Bond	.45%
Actual		$1,000.00	$1,008.50	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,009.40	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 19.69% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $51,651,226 of distributions paid during the period January 1, 2018 to August 31,2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

ASTP-ANN-1018
1.9872669.102

Fidelity® Series Government Money Market Fund Annual Report August 31, 2018

Contents

Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 8/31/18
1 - 7	46.7
8 - 30	33.5
31 - 60	9.9
61 - 90	6.4
91 - 180	2.4
> 180	1.1

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of August 31, 2018
U.S. Treasury Debt	10.6%
U.S. Government Agency Debt	50.6%
Repurchase Agreements	39.6%
Net Other Assets (Liabilities)*	(0.8)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yield

8/31/18
Fidelity® Series Government Money Market Fund	2.00%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

U.S. Treasury Debt - 10.6%
	Yield(a)	Principal Amount	Value
U.S. Treasury Obligations - 10.6%
U.S. Treasury Bills
9/13/18 to 2/28/19	1.91 to 2.24%	$612,525,000	$609,309,650
U.S. Treasury Notes
9/30/18 to 10/31/19	1.96 to 2.26 (b)	221,000,000	220,969,900
TOTAL U.S. TREASURY DEBT
(Cost $830,279,550)			830,279,550

U.S. Government Agency Debt - 50.6%
Federal Agencies - 50.6%
Fannie Mae
1/28/19 to 7/30/19	2.01 to 2.19 (b)	37,500,000	37,468,694
Federal Farm Credit Bank
5/6/19	1.98 (b)(c)	8,000,000	7,999,918
Federal Home Loan Bank
9/4/18 to 2/10/20	1.91 to 2.21 (b)	3,922,205,000	3,919,944,869
Freddie Mac
9/14/18 to 9/25/18	1.91 to 1.98	3,000,000	2,998,112
TOTAL U.S. GOVERNMENT AGENCY DEBT
(Cost $3,968,411,593)			3,968,411,593

U.S. Government Agency Repurchase Agreement - 8.4%
	Maturity Amount	Value
In a joint trading account at 1.97% dated 8/31/18 due 9/4/18 (Collateralized by U.S. Government Obligations) #	$18,881,135	$18,877,000
With:
Barclays Bank PLC at:
1.96%, dated 8/31/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $26,525,776, 3.61% - 4.00%, 12/1/20 - 6/1/48)	26,009,909	26,000,000
1.97%, dated 8/30/18 due 9/6/18 (Collateralized by U.S. Government Obligations valued at $14,283,907, 3.59% - 4.14%, 12/1/20 - 6/1/48)	14,005,363	14,000,000
1.98%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Government Obligations valued at $7,142,749, 4.00%, 6/1/48)	7,002,695	7,000,000
BMO Capital Markets Corp. at 2.03%, dated 7/25/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $5,111,898, 0.00% - 6.75%, 2/28/19 - 5/1/48)	5,023,401	5,000,000
BMO Harris Bank NA at 2.03%, dated 7/25/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $5,111,791, 3.00% - 4.50%, 8/1/20 - 8/1/48)	5,023,401	5,000,000
BNP Paribas, SA at:
2.04%, dated 8/17/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $6,150,182, 0.00% - 6.63%, 4/30/19 - 7/1/48)	6,020,400	6,000,000
2.05%, dated 8/20/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $6,147,128, 0.00% - 7.00%, 1/15/27 - 6/25/48)	6,020,500	6,000,000
2.11%, dated 8/21/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $32,799,416, 0.00% - 6.63%, 2/15/19 - 7/1/48)	32,168,800	32,000,000
2.14%, dated 8/27/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $18,517,483, 0.00% - 6.63%, 2/15/19 - 5/20/48)	18,097,370	18,000,000
Citibank NA at:
1.98%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Government Obligations valued at $4,081,767, 0.00% - 3.25%, 5/30/19 - 9/8/28)	4,001,540	4,000,000
1.99%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $27,575,927, 0.00% - 8.13%, 10/10/18 - 8/15/46)	27,010,448	27,000,000
Deutsche Bank Securities, Inc. at 1.99%, dated 8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $12,362,734, 3.25%, 3/15/50)	12,002,653	12,000,000
HSBC Securities, Inc. at 1.97%, dated 8/29/18 due 9/5/18 (Collateralized by U.S. Government Obligations valued at $45,915,071, 2.50% - 8.00%, 6/1/26 - 7/1/48)	45,017,238	45,000,000
ING Financial Markets LLC at:
1.99%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Government Obligations valued at $6,122,368, 2.75% - 4.00%, 8/20/41 - 4/1/43)	6,002,322	6,000,000
2%, dated 7/3/18 due 9/4/18 (Collateralized by U.S. Government Obligations valued at $9,227,621, 2.24% - 4.50%, 7/1/25 - 5/16/53)	9,031,500	9,000,000
2.01%, dated 6/8/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $16,400,186, 2.50% - 4.00%, 9/1/32 - 7/1/47)	16,081,293	16,000,000
2.04%, dated:
6/12/18 due 9/17/18 (Collateralized by U.S. Government Obligations valued at $10,258,369, 3.75% - 4.00%, 8/15/41 - 2/1/47)	10,054,967	10,000,000
6/14/18 due 9/19/18 (Collateralized by U.S. Government Obligations valued at $16,418,631, 2.24% - 4.00%, 5/1/42 - 5/16/53)	16,087,947	16,000,000
6/15/18 due 9/20/18 (Collateralized by U.S. Government Obligations valued at $22,655,856, 2.24% - 4.00%, 2/1/47 - 5/16/53)	22,120,927	22,000,000
2.07%, dated 8/17/18 due 10/16/18 (Collateralized by U.S. Government Obligations valued at $5,105,279, 3.00% - 3.50%, 6/20/45 - 9/20/45)	5,017,250	5,000,000
Merrill Lynch, Pierce, Fenner & Smith at 1.93%, dated 8/6/18 due 9/6/18 (Collateralized by U.S. Government Obligations valued at $37,798,675, 2.50% - 4.00%, 2/1/30 - 7/1/47)	37,061,492	37,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at:
2.05%, dated 8/24/18 due 10/23/18 (Collateralized by U.S. Government Obligations valued at $15,309,584, 2.00% - 4.00%, 6/1/27 - 2/1/48)	15,051,250	15,000,000
2.06%, dated 8/28/18 due 10/26/18 (Collateralized by U.S. Government Obligations valued at $12,244,904, 3.00% - 4.00%, 5/1/46 - 6/20/48)	12,040,513	12,000,000
2.07%, dated:
8/29/18 due 10/29/18 (Collateralized by U.S. Government Obligations valued at $33,671,613, 4.00% - 4.50%, 10/1/43 - 2/1/48)	33,115,748	33,000,000
8/30/18 due 10/30/18 (Collateralized by U.S. Government Obligations valued at $19,385,572, 4.00%, 5/1/46 - 8/1/47)	19,066,643	19,000,000
Nomura Securities International, Inc. at 1.98%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Government Obligations valued at $90,814,964, 0.13% - 7.50%, 10/1/18 - 2/1/57)	89,034,265	89,000,000
RBC Financial Group at 1.96%, dated:
6/4/18 due 9/4/18 (Collateralized by U.S. Government Obligations valued at $12,301,309, 2.81% - 6.00%, 2/1/41 - 1/1/57)	12,060,107	12,000,000
6/5/18 due 9/5/18 (Collateralized by U.S. Government Obligations valued at $28,714,629, 2.38% - 4.50%, 1/1/27 - 1/1/57)	28,140,249	28,000,000
8/20/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $62,270,813, 2.30% - 6.00%, 11/1/25 - 1/1/57)	61,102,954	61,000,000
8/29/18 due 9/7/18 (Collateralized by U.S. Government Obligations valued at $17,345,665, 3.00% - 5.00%, 3/1/31 - 6/1/56)	17,026,841	17,000,000
Societe Generale at 1.98%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $23,469,816, 0.13% - 3.63%, 4/15/19 - 2/15/47)	23,008,855	23,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT
(Cost $655,877,000)		655,877,000

U.S. Treasury Repurchase Agreement - 31.2%
With:
BMO Harris Bank NA at:
1.94%, dated:
8/8/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $11,234,518, 2.13% - 3.75%, 11/15/18 - 8/15/44)	11,021,340	11,000,000
8/13/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $11,375,280, 2.88% - 3.88%, 11/15/18 - 11/15/46)	11,017,783	11,000,000
1.99%, dated:
7/20/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $13,342,635, 1.00%, 11/30/19)	13,055,333	13,000,000
8/23/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $11,252,599, 2.13%, 8/15/21)	11,026,146	11,000,000
2%, dated 7/17/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $13,292,541, 2.13% - 3.75%, 11/15/18 - 8/15/44)	13,060,667	13,000,000
2.01%, dated 7/30/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $12,308,368, 3.75%, 11/15/18)	12,048,240	12,000,000
2.03%, dated 8/15/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $11,284,427, 2.25%, 12/31/23)	11,037,837	11,000,000
2.08%, dated 8/9/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $:
(Collateralized by U.S. Treasury Obligations valued at $8,210,650, 3.75%, 11/15/18)	8,041,600	8,000,000
(Collateralized by U.S. Treasury Obligations valued at $3,083,431, 3.75%, 11/15/18)	3,015,600	3,000,000
BNP Paribas, SA at:
1.94%, dated:
7/9/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $54,456,617, 0.00% - 6.25%, 9/13/18 - 11/15/47)	53,171,367	53,000,000
7/10/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $34,092,651, 3.13%, 5/15/48)	33,110,257	33,000,000
7/11/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $13,299,668, 0.00% - 3.00%, 10/4/18 - 2/15/47)	13,043,434	13,000,000
8/7/18 due 9/6/18 (Collateralized by U.S. Treasury Obligations valued at $11,347,100, 2.75% - 4.75%, 2/15/37 - 8/15/47)	11,017,783	11,000,000
8/10/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $22,470,770, 1.14% - 6.00%, 4/30/19 - 2/15/47)	22,037,938	22,000,000
8/13/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $45,954,437, 1.14% - 4.50%, 4/30/19 - 8/15/45)	45,072,750	45,000,000
1.95%, dated:
6/4/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $30,752,561, 1.14% - 3.63%, 4/30/19 - 11/15/46)	30,149,500	30,000,000
6/5/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $30,817,287, 0.00% - 8.50%, 9/13/18 - 2/15/47)	30,149,500	30,000,000
7/2/18 due 9/6/18 (Collateralized by U.S. Treasury Obligations valued at $14,424,049, 1.14% - 7.63%, 4/30/19 - 5/15/46)	14,050,050	14,000,000
7/16/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $40,926,828, 1.14% - 5.25%, 4/30/19 - 11/15/47)	40,130,000	40,000,000
7/18/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $26,601,207, 1.14% - 6.88%, 4/30/19 - 8/15/45)	26,085,908	26,000,000
7/20/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $29,670,164, 0.00% - 8.75%, 4/30/19 - 8/15/45)	29,094,250	29,000,000
7/25/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $24,534,597, 0.00% - 7.50%, 9/13/18 - 2/15/47)	24,079,300	24,000,000
8/22/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $32,663,220, 1.00% - 8.75%, 3/15/19 - 8/15/45)	32,062,400	32,000,000
8/23/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $21,434,684, 0.00% - 4.50%, 9/13/18 - 2/15/47)	21,039,813	21,000,000
8/24/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $21,565,309, 1.14% - 5.25%, 4/30/19 - 5/15/46)	21,037,538	21,000,000
1.97%, dated 8/6/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $36,790,697, 3.13% - 6.25%, 5/15/30 - 5/15/48)	36,112,290	36,000,000
2.03%, dated:
8/16/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $57,182,384, 0.00% - 4.25%, 9/13/18 - 2/15/47)	56,189,467	56,000,000
8/17/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $11,257,416, 2.75% - 3.13%, 8/15/21 - 5/15/48)	11,037,217	11,000,000
2.04%, dated 8/20/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $22,459,258, 1.86% - 4.38%, 4/30/20 - 8/15/45)	22,074,800	22,000,000
2.13%, dated 8/27/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $32,655,548, 1.18% - 5.25%, 10/31/19 - 8/15/45)	32,172,293	32,000,000
2.14%, dated 8/28/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $22,466,710, 0.00% - 3.13%, 9/13/18 - 5/15/48)	22,119,008	22,000,000
Commerz Markets LLC at:
1.99%, dated:
8/30/18 due 9/6/18 (Collateralized by U.S. Treasury Obligations valued at $24,486,817, 2.00% - 2.63%, 7/15/21 - 11/15/26)	24,009,287	24,000,000
8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $112,225,792, 1.38% - 2.75%, 4/30/20 - 11/15/47)	110,024,322	110,000,000
2%, dated 8/28/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $24,489,657, 2.00% - 3.00%, 2/15/23 - 11/15/44)	24,009,333	24,000,000
Credit AG at 1.97%, dated 8/29/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $16,325,402, 2.63%, 6/15/21)	16,006,129	16,000,000
Deutsche Bank AG at 1.98%, dated 8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $25,505,691, 1.38% - 7.50%, 1/15/20 - 5/15/39)	25,005,500	25,000,000
Deutsche Bank Securities, Inc. at 1.99%, dated:
8/28/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $24,489,545, 2.50% - 2.63%, 7/31/20 - 3/31/23)	24,009,287	24,000,000
8/30/18 due 9/6/18 (Collateralized by U.S. Treasury Obligations valued at $47,953,338, 1.75%, 6/30/22)	47,018,186	47,000,000
Fixed Income Clearing Corp. - BNYM at 1.99%, dated 8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $285,600,023, 0.00% - 2.13%, 7/18/19 - 3/31/24)	280,061,911	280,000,000
HSBC Securities, Inc. at 1.96%, dated:
8/29/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $19,386,393, 0.00% - 6.13%, 2/28/19 - 8/15/47)	19,007,241	19,000,000
8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $10,228,218, 1.38%, 1/15/20)	10,002,178	10,000,000
ING Financial Markets LLC at:
1.96%, dated 8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $:
(Collateralized by U.S. Treasury Obligations valued at $42,831,384, 2.00%, 5/31/24)	42,009,147	42,000,000
(Collateralized by U.S. Treasury Obligations valued at $14,347,175, 1.63%, 6/30/19)	14,003,049	14,000,000
1.97%, dated 8/29/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $5,101,753, 2.13%, 9/30/24)	5,001,915	5,000,000
Lloyds Bank PLC at:
1.98%, dated 5/21/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $31,766,617, 1.25% - 6.75%, 3/31/19 - 8/15/26)	31,185,845	31,000,000
2%, dated 5/29/18 due 9/19/18 (Collateralized by U.S. Treasury Obligations valued at $18,445,017, 1.25% - 6.75%, 3/31/19 - 8/15/26)	18,113,000	18,000,000
2.04%, dated:
6/13/18 due 9/25/18 (Collateralized by U.S. Treasury Obligations valued at $15,380,085, 2.63% - 6.75%, 11/15/20 - 8/15/26)	15,088,400	15,000,000
6/15/18 due 9/25/18 (Collateralized by U.S. Treasury Obligations valued at $15,378,413, 2.63%, 11/15/20)	15,086,700	15,000,000
2.06%, dated 7/18/18 due 10/23/18 (Collateralized by U.S. Treasury Obligations valued at $16,358,310, 1.13% - 6.75%, 11/15/20 - 8/15/26)	16,088,809	16,000,000
2.09%, dated 8/2/18 due 11/2/18 (Collateralized by U.S. Treasury Obligations valued at $6,132,891, 1.00%, 11/30/19)	6,032,047	6,000,000
2.14%, dated 8/23/18 due 11/23/18 (Collateralized by U.S. Treasury Obligations valued at $16,319,787, 2.63% - 6.75%, 11/15/20 - 8/15/26)	16,087,502	16,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 1.97%, dated 7/3/18 due 9/6/18 (Collateralized by U.S. Treasury Obligations valued at $7,164,660, 1.13% - 2.63%, 8/31/19 - 11/15/26)	7,024,899	7,000,000
Mizuho Securities U.S.A., Inc. at 1.96%, dated 8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $130,536,033, 2.13% - 2.25%, 11/30/23 - 11/15/25)	128,027,876	128,000,000
MUFG Securities (Canada), Ltd. at:
1.96%, dated:
8/28/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $8,163,126, 1.38% - 2.88%, 3/31/20 - 5/15/27)	8,005,662	8,000,000
8/30/18 due:
9/6/18 (Collateralized by U.S. Treasury Obligations valued at $4,081,138, 2.25%, 2/15/27)	4,001,524	4,000,000
9/7/18 (Collateralized by U.S. Treasury Obligations valued at $4,081,194, 2.38%, 4/15/21)	4,001,742	4,000,000
1.97%, dated 8/31/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $9,182,092, 1.88% - 3.38%, 11/15/19 - 2/15/28)	9,005,418	9,000,000
1.98%, dated 8/27/18 due:
9/5/18 (Collateralized by U.S. Treasury Obligations valued at $3,061,388, 1.63%, 5/15/26)	3,001,485	3,000,000
9/6/18 (Collateralized by U.S. Treasury Obligations valued at $3,061,377, 1.63% - 2.88%, 2/28/22 - 5/15/26)	3,001,650	3,000,000
9/7/18 (Collateralized by U.S. Treasury Obligations valued at $3,061,437, 1.63% - 1.88%, 2/28/22 - 5/15/26)	3,001,815	3,000,000
MUFG Securities EMEA PLC at:
1.93%, dated:
8/7/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $4,083,895, 1.25%, 11/30/18)	4,010,508	4,000,000
8/9/18 due 9/6/18 (Collateralized by U.S. Treasury Obligations valued at $6,135,015, 2.13%, 7/31/24)	6,009,007	6,000,000
8/15/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $6,134,137, 2.50%, 1/31/25)	6,006,433	6,000,000
8/22/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $2,045,132, 2.00%, 7/31/22)	2,002,359	2,000,000
8/24/18 due:
9/4/18 (Collateralized by U.S. Treasury Obligations valued at $14,282,370, 2.63%, 8/15/20)	14,008,256	14,000,000
9/7/18 (Collateralized by U.S. Treasury Obligations valued at $4,087,511, 1.25%, 3/31/21)	4,003,646	4,000,000
8/27/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $:
(Collateralized by U.S. Treasury Obligations valued at $17,348,953, 2.63%, 8/15/20)	17,008,203	17,000,000
(Collateralized by U.S. Treasury Obligations valued at $3,060,579, 2.63%, 8/15/20)	3,001,448	3,000,000
1.94%, dated:
8/2/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $8,173,512, 1.63% - 2.50%, 6/30/20 - 11/15/22)	8,017,244	8,000,000
8/15/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $3,104,911, 2.50%, 5/15/46)	3,004,365	3,000,000
8/17/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $7,241,438, 2.50%, 2/15/45)	7,009,431	7,000,000
8/20/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $6,123,160, 2.63%, 8/15/20)	6,010,023	6,000,000
8/21/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $3,109,751, 3.00%, 11/15/45)	3,003,557	3,000,000
8/22/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $2,070,524, 3.00%, 5/15/47)	2,003,664	2,000,000
1.95%, dated 8/24/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $6,122,110, 2.25%, 3/31/20)	6,011,050	6,000,000
1.96%, dated:
7/26/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $5,106,755, 1.38%, 2/28/19)	5,016,878	5,000,000
7/27/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $4,094,628, 2.13%, 8/15/21)	4,013,284	4,000,000
Natixis SA at:
1.92%, dated 8/6/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $22,475,013, 0.00% - 8.50%, 11/8/18 - 5/15/46)	22,035,200	22,000,000
1.94%, dated:
8/23/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $42,867,825, 0.00% - 4.38%, 11/8/18 - 5/15/46)	42,072,427	42,000,000
8/24/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $75,524,845, 0.00% - 2.75%, 11/8/18 - 2/15/28)	74,123,621	74,000,000
Nomura Securities International, Inc. at 1.96%, dated 8/29/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $153,050,543, 0.00% - 6.13%, 2/28/19 - 2/15/43)	150,057,167	150,000,000
Norinchukin Bank at:
2.01%, dated 6/7/18 due 9/10/18 (Collateralized by U.S. Treasury Obligations valued at $7,175,731, 2.63%, 11/15/20)	7,037,129	7,000,000
2.02%, dated 6/8/18 due 9/11/18 (Collateralized by U.S. Treasury Obligations valued at $7,175,731, 2.63%, 11/15/20)	7,037,314	7,000,000
2.05%, dated:
7/2/18 due 10/2/18 (Collateralized by U.S. Treasury Obligations valued at $7,165,666, 2.63%, 11/15/20)	7,036,672	7,000,000
7/6/18 due 10/9/18 (Collateralized by U.S. Treasury Obligations valued at $13,304,791, 2.63%, 11/15/20)	13,070,326	13,000,000
2.06%, dated:
7/11/18 due 10/11/18 (Collateralized by U.S. Treasury Obligations valued at $7,165,666, 2.63%, 11/15/20)	7,036,851	7,000,000
7/12/18 due 10/12/18 (Collateralized by U.S. Treasury Obligations valued at $7,160,634, 2.63%, 11/15/20)	7,036,851	7,000,000
2.19%, dated 8/28/18 due 11/28/18 (Collateralized by U.S. Treasury Obligations valued at $16,324,032, 2.63%, 11/15/20)	16,089,547	16,000,000
RBC Dominion Securities at:
1.95%, dated 6/7/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $30,755,085, 1.00% - 5.50%, 2/28/19 - 2/15/46)	30,146,250	30,000,000
2.02%, dated 7/20/18 due 9/7/18 (Collateralized by U.S. Treasury Obligations valued at $13,297,370, 1.00% - 5.50%, 4/30/19 - 2/15/46)	13,065,650	13,000,000
RBS Securities, Inc. at 1.98%, dated:
8/28/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $24,489,503, 2.00%, 6/30/24)	24,009,240	24,000,000
8/29/18 due 9/5/18 (Collateralized by U.S. Treasury Obligations valued at $6,122,051, 2.63%, 6/15/21)	6,002,310	6,000,000
SMBC Nikko Securities America, Inc. at 1.97%, dated 8/31/18 due 9/4/18 (Collateralized by U.S. Treasury Obligations valued at $285,549,455, 2.13% - 2.38%, 12/31/20 - 2/15/27)	280,061,289	280,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT
(Cost $2,447,000,000)		2,447,000,000
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $7,901,568,143)		7,901,568,143
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(61,818,411)
NET ASSETS - 100%		$7,839,749,732

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$18,877,000 due 9/04/18 at 1.97%
BNP Paribas, S.A.	$954,317
BNY Mellon Capital Markets LLC	477,158
Bank of America NA	3,260,580
Citibank NA	795,263
HSBC Securities (USA), Inc.	397,632
J.P. Morgan Securities, Inc.	5,030,041
Merrill Lynch, Pierce, Fenner & Smith, Inc.	715,737
Mizuho Securities USA, Inc.	1,630,290
RBC Dominion Securities, Inc.	224,097
Sumitomo Mitsu Bk Corp Ny (DI)	2,552,795
Wells Fargo Securities LLC	2,839,090
$18,877,000

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value (including repurchase agreements of $3,102,877,000) — See accompanying schedule: Unaffiliated issuers (cost $7,901,568,143)		$7,901,568,143
Cash		96,218
Receivable for investments sold		20,892,970
Receivable for fund shares sold		110,921,614
Interest receivable		6,718,500
Total assets		8,040,197,445
Liabilities
Payable for fund shares redeemed	$200,407,225
Other payables and accrued expenses	40,488
Total liabilities		200,447,713
Net Assets		$7,839,749,732
Net Assets consist of:
Paid in capital		$7,839,687,075
Accumulated undistributed net realized gain (loss) on investments		62,657
Net Assets, for 7,839,687,073 shares outstanding		$7,839,749,732
Net Asset Value, offering price and redemption price per share ($7,839,749,732 ÷ 7,839,687,073 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Interest		$153,066,041
Expenses
Custodian fees and expenses	$106,476
Independent trustees' fees and expenses	39,682
Interest	96,697
Total expenses before reductions	242,855
Expense reductions	(320)
Total expenses after reductions		242,535
Net investment income (loss)		152,823,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		43,206
Total net realized gain (loss)		43,206
Net increase in net assets resulting from operations		$152,866,712

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	Year ended August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,823,506	$42,563,539
Net realized gain (loss)	43,206	20,288
Net increase in net assets resulting from operations	152,866,712	42,583,827
Distributions to shareholders from net investment income	(152,824,482)	(42,563,532)
Share transactions - net increase (decrease)	(604,963,556)	3,479,036,547
Total increase (decrease) in net assets	(604,921,326)	3,479,056,842
Net Assets
Beginning of period	8,444,671,058	4,965,614,216
End of period	$7,839,749,732	$8,444,671,058

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Government Money Market Fund

Years ended August 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.015	.006	.001
Net realized and unrealized gain (loss)B	–	–	–
Total from investment operations	.015	.006	.001
Distributions from net investment income	(.015)	(.006)	(.001)
Total distributions	(.015)	(.006)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00
Total ReturnC,D	1.53%	.58%	.08%
Ratios to Average Net AssetsE
Expenses before reductions	- %F	.13%	.20%G
Expenses net of fee waivers, if any	- %F	.10%	.14%G
Expenses net of all reductions	- %F	.10%	.14%G
Net investment income (loss)	1.54%	.62%	.23%G
Supplemental Data
Net assets, end of period (000 omitted)	$7,839,750	$8,444,671	$2,306,850

 A For the period April 22, 2016 (commencement of operations) to August 31, 2016.

 B Amount represents less than $.0005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount represents less than .005%.

 G Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Series Government Money Market Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds advised by Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Government Money Market.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$–
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$–
Tax Cost	$7,901,568,143

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$63,464

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$152,824,482	$ 42,563,532

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance its yield, the Fund may enter into reverse repurchase transactions under master repurchase agreements whereby the Fund sells securities to a counterparty in return for cash and agrees to repurchase those securities at a future date and agreed upon price. During the period that reverse repurchase transactions are outstanding, the Fund identifies the securities as pledged in its records with an initial value at least equal to its principal obligation under the agreement. The cash proceeds received by the Fund may be invested in other securities. To the extent cash proceeds received from the counterparty exceed the value of the securities sold, the counterparty may request additional collateral from the Fund. If the counterparty defaults on its obligation, because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities sold. Information regarding securities sold under a reverse repurchase agreement, if any, is included at the end of the Fund's Schedule of Investments and the cash proceeds are recorded as a liability in the accompanying Statement of Assets and Liabilities. The Fund continues to receive interest and dividend payments on the securities sold during the term of the reverse repurchase agreement. During the period, the average principal balance of reverse repurchase transactions was $16,822,890 and the weighted average interest rate was 1.20% with payments included in the Statement of Operations as a component of interest expense. At period end, there were no reverse repurchase agreements outstanding.

3. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

4. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $320.

5. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
From net investment income
Series Government Money Market	$152,824,482	$20,544,990
Class F	–	22,018,542
Total	$152,824,482	$42,563,532

6. Share Transactions.

Transactions for each class of shares at a $1.00 per share were as follows:

	Year ended August 31, 2018	Year ended August 31, 2017
Series Government Money Market
Shares sold	4,249,397,019	6,610,252,504
Reinvestment of distributions	149,342,233	20,022,707
Shares redeemed	(5,003,702,808)	(492,474,440)
Net increase (decrease)	(604,963,556)	6,137,800,771
Class F
Shares sold	–	2,397,527,880
Reinvestment of distributions	–	18,552,251
Shares redeemed	–	(5,074,844,355)
Net increase (decrease)	–	(2,658,764,224)

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Government Money Market Fund (one of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for for each of the 2 years in the period ended August 31, 2018 and for the period April 22, 2016 (commencement of operations) through August 31, 2016 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations and the statement of changes in net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for for each of the 2 years in the period ended August 31, 2018 and for the period April 22, 2016 (commencement of operations) through August 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Series Government Money Market	- %-C
Actual		$1,000.00	$1,009.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 56.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GVM-ANN-1018
1.9878695.102

Fidelity Flex℠ Funds Fidelity Flex℠ U.S. Bond Index Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ U.S. Bond Index Fund	(1.12)%	1.91%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ U.S. Bond Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$10,283	Fidelity Flex℠ U.S. Bond Index Fund
$10,300	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2018, the fund returned -1.12%, roughly in line, net of fees, with the -1.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. During the 12 months, bond returns were hurt by rising interest rates and expectations for further policy interest rate increases amid concerns about inflation, as well as the Fed’s moves to begin reducing the $4.5 trillion in government securities it accumulated as part of the quantitative easing program it deployed to battle the recession and financial crisis a decade ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	71.4%
AAA	4.1%
AA	3.0%
A	11.4%
BBB	11.7%
BB and Below	0.2%
Short-Term Investments and Net Other Assets*	(1.8)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	26.1%
U.S. Government and U.S. Government Agency Obligations	71.4%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	2.4%
Short-Term Investments and Net Other Assets (Liabilities)**	(1.8)%

 * Foreign investments - 7.8%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.8%
Automobiles - 0.3%
Ford Motor Co. 5.291% 12/8/46	$112,000	$99,410
General Motors Co. 6.75% 4/1/46	255,000	279,916
General Motors Financial Co., Inc.:
3.25% 1/5/23	70,000	67,805
4.375% 9/25/21	214,000	217,859
		664,990
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	240,000	236,133
4.3% 2/21/48	30,000	29,152
Northwestern University 3.868% 12/1/48	120,000	120,653
		385,938
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp. 4.45% 3/1/47	153,000	152,978
Starbucks Corp. 4% 11/15/28	350,000	350,487
		503,465
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.:
2.8% 8/22/24	117,000	113,442
4.05% 8/22/47	228,000	224,911
		338,353
Media - 1.2%
21st Century Fox America, Inc. 3.7% 10/15/25	434,000	431,721
CBS Corp. 4% 1/15/26	176,000	172,105
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 5.75% 4/1/48	150,000	147,487
Comcast Corp.:
1.625% 1/15/22	1,030,000	976,804
6.95% 8/15/37	207,000	264,009
Discovery Communications LLC 3.25% 4/1/23	176,000	170,970
Time Warner, Inc.:
3.6% 7/15/25	219,000	210,019
4.65% 6/1/44	110,000	100,575
Walt Disney Co. 4.125% 6/1/44	192,000	189,931
		2,663,621
Multiline Retail - 0.2%
Dollar Tree, Inc. 3.7% 5/15/23	210,000	208,476
Nordstrom, Inc. 4% 3/15/27	110,000	107,550
Target Corp. 3.9% 11/15/47	160,000	151,926
		467,952
Specialty Retail - 0.6%
Home Depot, Inc. 2% 4/1/21	1,202,000	1,172,535
Lowe's Companies, Inc. 4.05% 5/3/47	132,000	128,738
		1,301,273

TOTAL CONSUMER DISCRETIONARY		6,325,592

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc. 3.65% 2/1/26	316,000	309,125
Anheuser-Busch InBev Worldwide, Inc. 4.6% 4/15/48	377,000	370,286
Constellation Brands, Inc. 3.6% 2/15/28	132,000	124,575
Molson Coors Brewing Co. 3% 7/15/26	254,000	233,316
PepsiCo, Inc.:
2.25% 5/2/22	632,000	614,902
3% 10/15/27	100,000	95,752
		1,747,956
Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc. 3.45% 6/1/26	195,000	185,792
Walmart, Inc.:
3.4% 6/26/23	100,000	101,197
3.7% 6/26/28	140,000	141,290
5.625% 4/15/41	169,000	209,547
		637,826
Food Products - 0.2%
General Mills, Inc. 4.2% 4/17/28	200,000	199,453
H.J. Heinz Co.:
3% 6/1/26	100,000	91,185
4.375% 6/1/46	110,000	96,121
		386,759
Tobacco - 0.6%
Altria Group, Inc. 3.875% 9/16/46	204,000	181,183
Bat Capital Corp.:
3.222% 8/15/24 (a)	200,000	191,207
3.557% 8/15/27 (a)	250,000	234,166
4.54% 8/15/47 (a)	128,000	118,087
Philip Morris International, Inc. 2.125% 5/10/23	820,000	773,742
		1,498,385

TOTAL CONSUMER STAPLES		4,270,926

ENERGY - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
Anadarko Petroleum Corp. 6.6% 3/15/46	50,000	60,175
Boardwalk Pipelines LP 4.95% 12/15/24	102,000	104,125
BP Capital Markets PLC 2.52% 9/19/22	620,000	602,119
Canadian Natural Resources Ltd.:
3.85% 6/1/27	152,000	147,750
4.95% 6/1/47	40,000	41,914
Chevron Corp. 2.954% 5/16/26	231,000	222,012
ConocoPhillips Co. 4.95% 3/15/26	366,000	395,712
Devon Energy Corp. 5% 6/15/45	65,000	65,552
Ecopetrol SA:
7.375% 9/18/43	60,000	67,500
7.625% 7/23/19	220,000	228,624
Enbridge, Inc. 3.5% 6/10/24	164,000	161,047
Energy Transfer Partners LP:
4.95% 6/15/28	147,000	149,966
5.3% 4/15/47	50,000	48,438
Enterprise Products Operating LP:
2.85% 4/15/21	831,000	822,266
3.95% 2/15/27	214,000	214,081
Equinor ASA 2.9% 11/8/20	250,000	249,288
Exxon Mobil Corp. 2.222% 3/1/21	794,000	781,546
Kinder Morgan, Inc.:
5.05% 2/15/46	50,000	49,071
5.2% 3/1/48	144,000	143,457
Magellan Midstream Partners LP 5% 3/1/26	147,000	156,236
MPLX LP 4.7% 4/15/48	226,000	211,191
Noble Energy, Inc. 4.95% 8/15/47	100,000	97,521
Occidental Petroleum Corp. 4.2% 3/15/48	50,000	50,072
ONEOK, Inc. 4% 7/13/27	80,000	78,104
Petroleos Mexicanos:
5.35% 2/12/28 (a)	100,000	93,300
5.5% 6/27/44	70,000	57,869
6.35% 2/12/48 (a)	340,000	301,750
Phillips 66 Co. 3.9% 3/15/28	90,000	89,178
Plains All American Pipeline LP/PAA Finance Corp. 5.75% 1/15/20	168,000	173,089
Shell International Finance BV 1.75% 9/12/21	1,227,000	1,182,453
Spectra Energy Partners LP 4.75% 3/15/24	151,000	156,466
Suncor Energy, Inc. 4% 11/15/47	114,000	107,030
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	80,000	78,224
Total Capital International SA 3.75% 4/10/24	165,000	167,904
TransCanada PipeLines Ltd. 4.875% 5/15/48	80,000	82,153
Valero Energy Corp. 4.35% 6/1/28	70,000	70,736
Williams Partners LP:
3.35% 8/15/22	190,000	186,965
3.75% 6/15/27	460,000	441,172
		8,336,056
FINANCIALS - 7.6%
Banks - 4.1%
Bank of America Corp.:
2.625% 4/19/21	1,404,000	1,381,767
3.419% 12/20/28 (b)	445,000	419,327
4.271% 7/23/29 (b)	250,000	251,693
Barclays PLC 4.375% 1/12/26	210,000	205,115
BB&T Corp. 2.75% 4/1/22	140,000	137,505
Citigroup, Inc.:
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (b)(c)	200,000	188,565
3.142% 1/24/23 (b)	90,000	88,705
3.2% 10/21/26	80,000	75,043
4.75% 5/18/46	208,000	205,079
Credit Suisse Group Funding Guernsey Ltd. 3.8% 6/9/23	500,000	496,884
Discover Bank 3.35% 2/6/23	250,000	244,268
Fifth Third Bancorp 3.95% 3/14/28	50,000	49,571
HSBC Holdings PLC:
2.65% 1/5/22	489,000	475,816
4.375% 11/23/26	400,000	396,724
Japan Bank International Cooperation 2.375% 11/16/22	400,000	387,308
JPMorgan Chase & Co.:
2.7% 5/18/23	470,000	454,003
2.95% 10/1/26	190,000	177,802
5.6% 7/15/41	325,000	376,931
Lloyds Bank PLC 3% 1/11/22	800,000	782,605
Mitsubishi UFJ Financial Group, Inc. 3.961% 3/2/28	100,000	100,186
National Australia Bank Ltd. 2.875% 4/12/23	250,000	242,360
Oesterreichische Kontrollbank 1.875% 1/20/21	250,000	244,430
Rabobank Nederland 3.75% 7/21/26	250,000	238,423
Rabobank Nederland New York Branch 2.75% 1/10/23	250,000	242,266
Regions Financial Corp. 2.75% 8/14/22	101,000	97,942
Royal Bank of Canada 4.65% 1/27/26	210,000	215,872
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	60,000	58,302
Sumitomo Mitsui Financial Group, Inc. 3.102% 1/17/23	288,000	282,397
Wells Fargo & Co.:
3% 10/23/26	100,000	93,414
4.75% 12/7/46	328,000	324,846
Westpac Banking Corp.:
2.75% 1/11/23	306,000	297,240
3.65% 5/15/23	160,000	161,028
		9,393,417
Capital Markets - 1.6%
Bank New York Mellon Corp. 3.5% 4/28/23	230,000	231,137
BlackRock, Inc. 4.25% 5/24/21	152,000	157,008
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	95,036
4.1% 1/13/26	154,000	147,263
Goldman Sachs Group, Inc.:
3.85% 1/26/27	960,000	934,033
5.25% 7/27/21	393,000	412,513
IntercontinentalExchange, Inc. 3.75% 9/21/28	100,000	99,761
Morgan Stanley:
3.125% 1/23/23	795,000	781,280
3.625% 1/20/27	160,000	153,992
4.375% 1/22/47	130,000	127,212
5.75% 1/25/21	369,000	389,562
		3,528,797
Consumer Finance - 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	401,000	388,351
4.45% 10/1/25	150,000	150,018
4.5% 5/15/21	163,000	165,765
American Express Co.:
2.5% 8/1/22	150,000	144,415
3.4% 2/27/23	50,000	49,566
Capital One Financial Corp.:
3.2% 1/30/23	80,000	78,043
3.8% 1/31/28	404,000	384,461
Ford Motor Credit Co. LLC 5.875% 8/2/21	221,000	230,823
Synchrony Financial 3% 8/15/19	169,000	168,712
Toyota Motor Credit Corp.:
2.15% 9/8/22	100,000	95,888
2.7% 1/11/23	50,000	48,812
		1,904,854
Diversified Financial Services - 0.7%
Berkshire Hathaway Finance Corp. 4.2% 8/15/48	130,000	131,632
Berkshire Hathaway, Inc. 3.125% 3/15/26	92,000	89,456
Broadcom Corp./Broadcom Cayman LP:
2.65% 1/15/23	70,000	66,222
3% 1/15/22	167,000	162,829
GE Capital International Funding Co. 4.418% 11/15/35	200,000	192,425
International Finance Corp. 2.25% 1/25/21	50,000	49,365
KfW:
2.375% 12/29/22	815,000	796,761
2.5% 11/20/24	280,000	272,719
		1,761,409
Insurance - 0.4%
ACE INA Holdings, Inc. 4.35% 11/3/45	74,000	76,844
American International Group, Inc.:
3.3% 3/1/21	320,000	319,838
4.5% 7/16/44	115,000	109,586
4.75% 4/1/48	40,000	39,501
Hartford Financial Services Group, Inc. 4.4% 3/15/48	30,000	29,454
Marsh & McLennan Companies, Inc. 4.2% 3/1/48	40,000	39,460
MetLife, Inc. 4.6% 5/13/46	90,000	92,299
Prudential Financial, Inc.:
3.878% 3/27/28	70,000	70,170
4.418% 3/27/48	100,000	101,078
The Travelers Companies, Inc. 4.05% 3/7/48	74,000	72,597
		950,827

TOTAL FINANCIALS		17,539,304

HEALTH CARE - 2.2%
Biotechnology - 0.3%
AbbVie, Inc. 4.45% 5/14/46	150,000	141,653
Amgen, Inc.:
3.2% 11/2/27	70,000	66,292
4.663% 6/15/51	100,000	99,711
Celgene Corp. 4.55% 2/20/48	204,000	192,528
Gilead Sciences, Inc.:
4.15% 3/1/47	112,000	106,693
4.75% 3/1/46	50,000	51,983
		658,860
Health Care Equipment & Supplies - 0.1%
Medtronic Global Holdings SCA 3.35% 4/1/27	100,000	98,277
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	175,000	168,703
		266,980
Health Care Providers & Services - 0.6%
Anthem, Inc. 4.101% 3/1/28	130,000	127,659
Cardinal Health, Inc.:
3.41% 6/15/27	160,000	147,351
4.368% 6/15/47	30,000	26,201
CVS Health Corp.:
2.875% 6/1/26	60,000	55,078
3.7% 3/9/23	50,000	49,864
4.78% 3/25/38	412,000	409,854
5.05% 3/25/48	100,000	101,344
Express Scripts Holding Co.:
3.05% 11/30/22	110,000	107,071
4.8% 7/15/46	20,000	19,247
UnitedHealth Group, Inc.:
3.85% 6/15/28	130,000	131,306
4.75% 7/15/45	182,000	196,825
WellPoint, Inc. 3.125% 5/15/22	140,000	138,088
		1,509,888
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	173,000	177,002
Pharmaceuticals - 1.1%
Actavis Funding SCS:
4.55% 3/15/35	50,000	49,023
4.75% 3/15/45	100,000	99,357
AstraZeneca PLC 3.125% 6/12/27	140,000	131,651
Bayer U.S. Finance II LLC 2.85% 4/15/25 (a)	177,000	162,191
GlaxoSmithKline Capital, Inc. 3.375% 5/15/23	240,000	240,295
Johnson & Johnson 3.4% 1/15/38	238,000	224,419
Merck & Co., Inc. 3.7% 2/10/45	212,000	204,760
Mylan NV 5.2% 4/15/48 (a)	74,000	69,134
Novartis Capital Corp. 2.4% 5/17/22	670,000	652,389
Pfizer, Inc. 4% 12/15/36	190,000	193,228
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	444,000	413,511
Zoetis, Inc. 3% 9/12/27	50,000	46,735
		2,486,693

TOTAL HEALTH CARE		5,099,423

INDUSTRIALS - 1.7%
Aerospace & Defense - 0.5%
General Dynamics Corp. 3.75% 5/15/28	100,000	101,440
Lockheed Martin Corp. 4.09% 9/15/52	79,000	75,302
Northrop Grumman Corp.:
3.25% 1/15/28	100,000	94,763
4.03% 10/15/47	178,000	166,350
Rockwell Collins, Inc. 4.35% 4/15/47	100,000	96,940
United Technologies Corp.:
3.65% 8/16/23	400,000	401,297
3.75% 11/1/46	100,000	88,312
4.125% 11/16/28	220,000	219,882
		1,244,286
Air Freight & Logistics - 0.1%
FedEx Corp. 4.05% 2/15/48	80,000	72,912
United Parcel Service, Inc. 6.2% 1/15/38	134,000	168,127
		241,039
Commercial Services & Supplies - 0.1%
Republic Services, Inc. 3.95% 5/15/28	200,000	200,837
Waste Management, Inc. 3.15% 11/15/27	50,000	47,636
		248,473
Industrial Conglomerates - 0.1%
General Electric Co. 4.5% 3/11/44	200,000	193,540
Machinery - 0.5%
Caterpillar Financial Services Corp. 2.55% 11/29/22	518,000	504,474
John Deere Capital Corp.:
2.8% 3/6/23	270,000	265,027
2.8% 9/8/27	290,000	272,178
		1,041,679
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC 4.05% 6/15/48	182,000	177,045
CSX Corp.:
3.8% 3/1/28	50,000	49,462
4.3% 3/1/48	150,000	145,266
Norfolk Southern Corp. 3.95% 10/1/42	185,000	173,810
Union Pacific Corp. 4% 4/15/47	90,000	85,921
		631,504
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3.375% 6/1/21	166,000	165,017
3.625% 12/1/27	140,000	130,180
		295,197

TOTAL INDUSTRIALS		3,895,718

INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.4%
Cisco Systems, Inc. 1.85% 9/20/21	940,000	910,022
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	211,000	214,581
8.35% 7/15/46 (a)	62,000	75,916
		290,497
IT Services - 0.3%
IBM Corp. 4.7% 2/19/46	204,000	224,366
Visa, Inc. 2.15% 9/15/22	480,000	462,073
		686,439
Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 4.35% 4/1/47	90,000	91,439
Intel Corp. 3.734% 12/8/47	110,000	102,993
		194,432
Software - 1.0%
Microsoft Corp.:
2.4% 2/6/22	1,792,000	1,760,222
4.25% 2/6/47	150,000	158,088
Oracle Corp. 4% 11/15/47	388,000	372,942
		2,291,252
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.:
2.1% 9/12/22	100,000	96,407
2.4% 1/13/23	1,242,000	1,206,711
3.75% 11/13/47	90,000	85,257
4.5% 2/23/36	110,000	118,815
Xerox Corp. 4.5% 5/15/21	160,000	161,413
		1,668,603

TOTAL INFORMATION TECHNOLOGY		6,041,245

MATERIALS - 0.5%
Chemicals - 0.3%
LYB International Finance BV 4% 7/15/23	153,000	153,999
LYB International Finance II BV 3.5% 3/2/27	290,000	275,597
Sherwin-Williams Co.:
2.75% 6/1/22	70,000	68,120
4.5% 6/1/47	100,000	96,060
The Dow Chemical Co. 8.55% 5/15/19	168,000	174,408
The Mosaic Co. 4.05% 11/15/27	40,000	38,850
		807,034
Metals & Mining - 0.2%
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	151,000	168,892
Vale Overseas Ltd. 5.875% 6/10/21	179,000	188,129
		357,021

TOTAL MATERIALS		1,164,055

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
American Tower Corp. 3.6% 1/15/28	70,000	65,726
Boston Properties, Inc. 4.125% 5/15/21	165,000	168,369
Corporate Office Properties LP 3.6% 5/15/23	80,000	78,009
ERP Operating LP 3.5% 3/1/28	160,000	156,307
Kimco Realty Corp. 2.8% 10/1/26	216,000	194,178
Simon Property Group LP 4.25% 11/30/46	116,000	115,615
Ventas Realty LP:
3.125% 6/15/23	163,000	158,638
4% 3/1/28	184,000	180,084
Welltower, Inc. 4.25% 4/15/28	174,000	173,146
		1,290,072
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
3.4% 5/15/25	424,000	402,843
4.9% 8/15/37 (a)	480,000	458,861
5.15% 2/15/50 (a)	60,000	55,898
5.25% 3/1/37	150,000	148,731
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	150,000	145,857
5.462% 2/16/21	100,000	104,692
Verizon Communications, Inc.:
4.125% 3/16/27	60,000	60,282
5.012% 8/21/54	214,000	208,435
5.5% 3/16/47	342,000	368,742
		1,954,341
Wireless Telecommunication Services - 0.2%
Rogers Communications, Inc. 2.9% 11/15/26	90,000	83,350
Vodafone Group PLC:
3.75% 1/16/24	300,000	297,449
4.375% 5/30/28	160,000	158,643
		539,442

TOTAL TELECOMMUNICATION SERVICES		2,493,783

UTILITIES - 1.5%
Electric Utilities - 1.0%
Commonwealth Edison Co. 4% 3/1/48	208,000	204,285
Duke Energy Carolinas LLC 4% 9/30/42	179,000	175,143
Duke Energy Corp. 3.15% 8/15/27	352,000	330,075
Exelon Corp. 3.95% 6/15/25	163,000	163,721
Florida Power & Light Co. 4.05% 10/1/44	170,000	171,291
Mid-American Energy Co. 3.95% 8/1/47	100,000	98,060
Pacific Gas & Electric Co. 3.95% 12/1/47	100,000	88,053
Southern Co. 3.25% 7/1/26	765,000	719,648
Virginia Electric & Power Co.:
3.8% 4/1/28	90,000	90,886
3.8% 9/15/47	60,000	55,500
Xcel Energy, Inc. 3.35% 12/1/26	316,000	306,130
		2,402,792
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co. 3.25% 4/15/28	250,000	238,934
CenterPoint Energy, Inc. 2.5% 9/1/22	29,000	27,893
Consolidated Edison Co. of New York, Inc. 4.5% 5/15/58	120,000	121,276
DTE Energy Co. 3.8% 3/15/27	90,000	88,746
NiSource Finance Corp. 3.49% 5/15/27	442,000	426,888
Public Service Enterprise Group, Inc. 2.65% 11/15/22	80,000	77,150
Sempra Energy:
3.4% 2/1/28	50,000	46,985
4% 2/1/48	136,000	123,130
		1,151,002

TOTAL UTILITIES		3,553,794

TOTAL NONCONVERTIBLE BONDS
(Cost $60,609,388)		60,009,968

U.S. Government and Government Agency Obligations - 43.1%
U.S. Government Agency Obligations - 1.4%
Fannie Mae:
1% 8/28/19	$460,000	$453,538
2% 10/5/22	190,000	184,199
2.375% 1/19/23	655,000	643,323
Federal Home Loan Bank 2% 9/9/22	200,000	194,286
Freddie Mac:
1.375% 5/1/20	1,170,000	1,146,728
1.75% 5/30/19	450,000	447,821
2.75% 6/19/23	50,000	49,776
Tennessee Valley Authority:
2.875% 2/1/27	145,000	141,612
4.25% 9/15/65	50,000	56,425

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		3,317,708

U.S. Treasury Obligations - 41.7%
U.S. Treasury Bonds:
2.5% 2/15/45	464,000	419,630
2.5% 2/15/46	145,000	130,738
2.75% 8/15/47	47,000	44,490
2.75% 11/15/47	769,000	727,786
2.875% 11/15/46	407,000	395,442
3% 11/15/44	275,000	273,829
3% 2/15/47	587,000	584,501
3% 5/15/47	80,000	79,609
3% 2/15/48	437,000	434,798
3.125% 8/15/44	379,000	385,988
3.125% 5/15/48	108,000	110,164
3.75% 8/15/41	222,000	249,420
3.75% 11/15/43	6,960,000	7,852,566
4.375% 2/15/38	270,000	327,238
4.375% 5/15/41	2,101,000	2,575,859
4.5% 5/15/38	690,000	850,075
5% 5/15/37	1,496,000	1,942,053
U.S. Treasury Notes:
0.75% 2/15/19	190,000	188,731
0.75% 8/15/19	294,000	289,314
1% 3/15/19	420,000	417,227
1% 10/15/19	694,000	682,451
1.125% 2/28/19	3,120,000	3,102,938
1.125% 7/31/21	313,000	299,282
1.125% 9/30/21	549,000	523,502
1.25% 6/30/19	4,234,000	4,193,975
1.25% 8/31/19	734,000	725,140
1.375% 9/15/20	5,667,000	5,526,210
1.375% 9/30/20	6,526,000	6,359,536
1.5% 4/15/20	70,000	68,789
1.5% 5/15/20	370,000	363,164
1.5% 6/15/20	50,000	49,029
1.5% 7/15/20	575,000	563,230
1.5% 8/15/20	119,000	116,453
1.625% 6/30/19	4,851,000	4,818,976
1.625% 3/15/20	3,800,000	3,745,227
1.625% 10/15/20	70,000	68,526
1.625% 2/15/26	4,986,000	4,583,809
1.75% 11/30/19	876,000	867,651
1.75% 11/15/20	220,000	215,720
1.75% 5/31/22	130,000	125,455
1.75% 6/30/22	728,000	702,008
1.875% 12/15/20	388,000	381,240
1.875% 2/28/22	1,840,000	1,788,106
1.875% 3/31/22	1,271,000	1,234,062
1.875% 7/31/22	622,000	602,149
1.875% 9/30/22	1,360,000	1,314,738
1.875% 8/31/24	501,000	475,774
2% 1/31/20	215,000	213,337
2% 1/15/21	761,000	749,317
2% 11/30/22	552,000	535,613
2% 5/31/24	5,318,000	5,097,178
2% 6/30/24	210,000	201,165
2.125% 12/31/22	210,000	204,676
2.125% 2/29/24	831,000	803,571
2.125% 3/31/24	320,000	309,213
2.125% 7/31/24	150,000	144,574
2.125% 11/30/24	320,000	307,713
2.25% 3/31/20	880,000	875,256
2.25% 2/15/21	1,180,000	1,167,970
2.25% 12/31/23	4,153,000	4,046,579
2.25% 12/31/24	30,000	29,046
2.25% 2/15/27	1,606,000	1,533,918
2.25% 8/15/27	1,216,000	1,157,480
2.25% 11/15/27	343,000	326,038
2.375% 4/30/20	520,000	518,009
2.375% 3/15/21	530,000	526,025
2.375% 4/15/21	1,159,000	1,149,900
2.375% 1/31/23	803,000	790,673
2.375% 5/15/27	1,273,000	1,226,705
2.5% 3/31/23	442,000	437,304
2.5% 1/31/25	410,000	402,729
2.625% 5/15/21	2,550,000	2,545,418
2.625% 6/15/21	2,032,000	2,028,269
2.625% 7/15/21	1,067,000	1,064,833
2.625% 2/28/23	913,000	908,542
2.625% 6/30/23	320,000	318,188
2.75% 4/30/23	910,000	909,964
2.75% 5/31/23	590,000	590,115
2.75% 7/31/23	1,021,000	1,020,960
2.75% 2/28/25	280,000	279,180
2.75% 6/30/25	237,000	236,037
2.75% 2/15/28	3,000	2,970
2.875% 4/30/25	830,000	833,210
2.875% 7/31/25	258,000	258,947
2.875% 5/15/28	12,000	12,002
2.875% 8/15/28	225,000	225,202

TOTAL U.S. TREASURY OBLIGATIONS		95,764,424

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $99,376,765)		99,082,132

U.S. Government Agency - Mortgage Securities - 28.6%
Fannie Mae - 19.7%
2.5% 11/1/31 to 2/1/47	3,628,367	3,513,034
2.5% 9/1/33 (d)	100,000	97,230
2.5% 9/1/33 (d)	100,000	97,230
2.5% 9/1/48 (d)	100,000	93,618
3% 10/1/30 to 8/1/48	12,299,745	11,987,190
3% 9/1/33 (d)	200,000	198,804
3% 9/1/33 (d)	100,000	99,402
3% 9/1/48 (d)	200,000	193,459
3% 9/1/48 (d)	100,000	96,729
3.5% 12/1/25 to 8/1/48	13,044,719	13,002,351
3.5% 9/1/48 (d)	500,000	497,009
3.5% 9/1/48 (d)	100,000	99,402
4% 9/1/33 (d)	100,000	102,336
4% 11/1/43 to 5/1/48	8,235,596	8,398,903
4% 9/1/48 (d)	300,000	305,399
4% 9/1/48 (d)	400,000	407,198
4.5% 2/1/47 to 7/1/48	870,490	907,025
4.5% 9/1/48 (d)	2,100,000	2,180,460
4.5% 9/1/48 (d)	100,000	103,831
4.5% 9/1/48 (d)	200,000	207,663
5% 11/1/44	278,904	297,734
5% 9/1/48 (d)	700,000	740,067
5.5% 7/1/23 to 9/1/40	1,427,362	1,535,510
5.5% 9/1/48 (d)	200,000	214,445

TOTAL FANNIE MAE		45,376,029

Freddie Mac - 0.1%
3.5% 11/1/45	178,797	178,489
Ginnie Mae - 8.8%
2.5% 3/20/47 to 10/20/47	150,805	143,387
3% 9/20/46 to 4/20/48	4,663,930	4,568,666
3% 9/1/48 (d)	100,000	97,776
3% 9/1/48 (d)	100,000	97,776
3.5% 4/20/46 to 5/20/48	7,092,507	7,125,096
3.5% 9/1/48 (d)	200,000	200,587
3.5% 9/1/48 (d)	100,000	100,293
4% 12/20/45 to 3/20/48	3,434,712	3,522,125
4% 9/1/48 (d)	100,000	102,371
4% 9/1/48 (d)	200,000	204,743
4.5% 6/20/45 to 8/20/48	1,425,942	1,486,577
4.5% 9/1/48 (d)	600,000	623,353
4.5% 9/1/48 (d)	200,000	207,784
4.5% 9/1/48 (d)	600,000	623,353
4.5% 9/1/48 (d)	200,000	207,784
4.5% 9/1/48 (d)	100,000	103,892
5% 11/20/45 to 10/20/47	378,010	397,739
5% 9/1/48 (d)	100,000	104,906
5% 9/1/48 (d)	100,000	104,906
5.5% 12/20/44 to 10/20/46	162,872	176,756

TOTAL GINNIE MAE		20,199,870

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $66,211,727)		65,754,388

Asset-Backed Securities - 0.2%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$100,000	$98,252
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	100,000	100,211
Citibank Credit Card Issuance Trust Series 2018-A6 Class A6, 3.21% 12/7/24	200,000	200,718
Discover Card Master Trust Series 2018-A1 Class A1, 3.03% 8/15/25	100,000	99,462
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A, 3.17% 3/15/25	50,000	49,893
TOTAL ASSET-BACKED SECURITIES
(Cost $549,927)		548,536

Commercial Mortgage Securities - 1.7%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	30,000	29,894
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	500,000	490,201
Series 2016-C1 Class A4, 3.209% 5/10/49	480,000	467,031
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	50,000	51,447
Series 2014-LC15 Class A4, 4.006% 4/10/47	50,000	51,527
Series 2013-CR6 Class A4, 3.101% 3/10/46	200,000	198,650
Freddie Mac:
sequential payer Series K057 Class A2, 2.57% 7/25/26	330,000	314,402
Series 2017-K727 Class A2, 2.946% 7/25/24	60,000	59,443
Series K064 Class A2, 3.224% 3/25/27	250,000	247,960
Series K068 Class A2, 3.244% 8/25/27	570,000	564,436
Series K730 Class A2, 3.59% 1/25/25	50,000	51,222
GS Mortgage Securities Trust sequential payer Series 2014-GC26 Class A4, 3.364% 11/10/47	340,000	337,946
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A5, 3.7748% 8/15/47	50,000	50,932
Series 2014-C24 Class A5, 3.6385% 11/15/47	400,000	404,164
Morgan Stanley BAML Trust sequential payer Series 2013-C11 Class A4, 4.3027% 8/15/46 (b)	160,000	165,551
WF-RBS Commercial Mortgage Trust sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	370,000	366,565
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,878,846)		3,851,371

Municipal Securities - 0.5%
California Gen. Oblig.:
Series 2018, 3.5% 4/1/28	$175,000	$174,137
7.55% 4/1/39	70,000	103,812
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	140,000	152,655
Massachusetts Gen. Oblig. Series 2009 E, 5.456% 12/1/39	145,000	174,302
New Jersey Tpk. Auth. Tpk. Rev. Series 2010 A, 7.102% 1/1/41	140,000	196,700
New York Metropolitan Trans. Auth. Rev. Series 2010 E, 6.814% 11/15/40	130,000	173,577
Port Auth. of New York & New Jersey Series 180, 4.96% 8/1/46	70,000	80,275
Texas Gen. Oblig. Series 2015 C, 3.738% 10/1/31	190,000	192,428
TOTAL MUNICIPAL SECURITIES
(Cost $1,250,966)		1,247,886

Foreign Government and Government Agency Obligations - 1.5%
Canadian Government 2% 11/15/22	$155,000	$149,750
Chilean Republic 3.24% 2/6/28	200,000	192,000
Colombian Republic:
3.875% 4/25/27	200,000	194,700
8.125% 5/21/24	275,000	331,375
11.75% 2/25/20	220,000	246,840
Hungarian Republic 7.625% 3/29/41	60,000	84,150
Manitoba Province 1.75% 5/30/19	130,000	129,003
Ontario Province 2.4% 2/8/22	100,000	97,652
Panamanian Republic 6.7% 1/26/36	70,000	87,325
Peruvian Republic 6.55% 3/14/37	150,000	190,875
Philippine Republic:
3% 2/1/28	200,000	187,976
9.5% 2/2/30	70,000	103,415
Polish Government 5% 3/23/22	130,000	137,001
United Mexican States:
3.5% 1/21/21	595,000	595,208
3.625% 3/15/22	150,000	150,210
3.75% 1/11/28	400,000	380,400
5.55% 1/21/45	50,000	53,250
Uruguay Republic 4.975% 4/20/55	110,000	110,825
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,448,959)		3,421,955

Supranational Obligations - 0.7%
Asian Development Bank:
1.75% 9/13/22	83,000	79,415
2.5% 11/2/27	20,000	19,150
European Investment Bank:
2% 12/15/22	118,000	113,623
2.25% 8/15/22	685,000	664,760
Inter-American Development Bank 4.375% 1/24/44	190,000	226,957
International Bank for Reconstruction & Development:
1.875% 10/27/26	320,000	294,889
2.75% 7/23/21	120,000	119,765
International Finance Corp. 2.875% 7/31/23	39,000	38,977
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $1,558,988)		1,557,536

Bank Notes - 0.2%
Bank of Nova Scotia 2.45% 9/19/22
(Cost $362,120)	374,000	361,454
	Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.97% (e)
(Cost $3,341,295)	3,340,627	3,341,295
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $240,588,981)		239,176,521
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(9,407,403)
NET ASSETS - 100%		$229,769,118

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
4% 9/1/33	$(100,000)	$(102,336)
Ginnie Mae
4.5% 9/1/48	(800,000)	(831,138)
4.5% 9/1/48	(600,000)	(623,353)
4.5% 9/1/48	(200,000)	(207,784)

TOTAL GINNIE MAE		(1,662,275)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,765,406)		$(1,764,611)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,975,091 or 0.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$92,780
Total	$92,780

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$60,009,968	$--	$60,009,968	$--
U.S. Government and Government Agency Obligations	99,082,132	--	99,082,132	--
U.S. Government Agency - Mortgage Securities	65,754,388	--	65,754,388	--
Asset-Backed Securities	548,536	--	548,536	--
Commercial Mortgage Securities	3,851,371	--	3,851,371	--
Municipal Securities	1,247,886	--	1,247,886	--
Foreign Government and Government Agency Obligations	3,421,955	--	3,421,955	--
Supranational Obligations	1,557,536	--	1,557,536	--
Bank Notes	361,454	--	361,454	--
Money Market Funds	3,341,295	3,341,295	--	--
Total Investments in Securities:	$239,176,521	$3,341,295	$235,835,226	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,764,611)	$--	$(1,764,611)	$--
Total Other Financial Instruments:	$(1,764,611)	$--	$(1,764,611)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $237,247,686)	$235,835,226
Fidelity Central Funds (cost $3,341,295)	3,341,295
Total Investment in Securities (cost $240,588,981)		$239,176,521
Receivable for TBA sale commitments		1,765,406
Receivable for fund shares sold		848,114
Interest receivable		1,280,515
Distributions receivable from Fidelity Central Funds		6,871
Total assets		243,077,427
Liabilities
Payable for investments purchased
Regular delivery	$2,459,624
Delayed delivery	8,504,113
TBA sale commitments, at value	1,764,611
Payable for fund shares redeemed	104,986
Distributions payable	474,975
Total liabilities		13,308,309
Net Assets		$229,769,118
Net Assets consist of:
Paid in capital		$231,225,078
Undistributed net investment income		205,258
Accumulated undistributed net realized gain (loss) on investments		(249,553)
Net unrealized appreciation (depreciation) on investments		(1,411,665)
Net Assets, for 23,312,797 shares outstanding		$229,769,118
Net Asset Value, offering price and redemption price per share ($229,769,118 ÷ 23,312,797 shares)		$9.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Interest		$3,293,971
Income from Fidelity Central Funds		92,780
Total income		3,386,751
Expenses
Independent trustees' fees and expenses	$412
Commitment fees	251
Total expenses before reductions	663
Expense reductions	(285)
Total expenses after reductions		378
Net investment income (loss)		3,386,373
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(274,684)
Fidelity Central Funds	(44)
Total net realized gain (loss)		(274,728)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,791,338)
Delayed delivery commitments	795
Total change in net unrealized appreciation (depreciation)		(2,790,543)
Net gain (loss)		(3,065,271)
Net increase (decrease) in net assets resulting from operations		$321,102

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	For the period March 9, 2017 (commencement of operations) to August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,386,373	$673,432
Net realized gain (loss)	(274,728)	361,017
Change in net unrealized appreciation (depreciation)	(2,790,543)	1,378,878
Net increase (decrease) in net assets resulting from operations	321,102	2,413,327
Distributions to shareholders from net investment income	(3,157,745)	(661,590)
Distributions to shareholders from net realized gain	(371,061)	–
Total distributions	(3,528,806)	(661,590)
Share transactions
Proceeds from sales of shares	250,043,402	64,145,336
Reinvestment of distributions	1,585,049	661,590
Cost of shares redeemed	(85,080,774)	(129,518)
Net increase (decrease) in net assets resulting from share transactions	166,547,677	64,677,408
Total increase (decrease) in net assets	163,339,973	66,429,145
Net Assets
Beginning of period	66,429,145	–
End of period	$229,769,118	$66,429,145
Other Information
Undistributed net investment income end of period	$205,258	$11,339
Shares
Sold	25,296,839	6,406,180
Issued in reinvestment of distributions	157,723	64,792
Redeemed	(8,600,065)	(12,672)
Net increase (decrease)	16,854,497	6,458,300

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex U.S. Bond Index Fund

Years ended August 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.275	.110
Net realized and unrealized gain (loss)	(.390)	.288
Total from investment operations	(.115)	.398
Distributions from net investment income	(.258)	(.108)
Distributions from net realized gain	(.057)	–
Total distributions	(.315)	(.108)
Net asset value, end of period	$9.86	$10.29
Total ReturnC	(1.12)%	3.99%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	- %G
Expenses net of fee waivers, if anyF	-%	- %G
Expenses net of all reductionsF	-%	- %G
Net investment income (loss)	2.82%	2.24%G
Supplemental Data
Net assets, end of period (000 omitted)	$229,769	$66,429
Portfolio turnover rateH	102%	129%I

 A For the period March 9, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Flex U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$363,071
Gross unrealized depreciation	(1,544,512)
Net unrealized appreciation (depreciation)	$(1,181,441)
Tax Cost	$240,358,757

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(226,231)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,181,441)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(153,478)
Long-term	(72,753)
Total capital loss carryforward	$(226,231)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017(a)
Ordinary Income	$3,528,806	$ 661,590

 (a) For the period March 9, 2017 (commencement of operations) to August 31, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $53,643,159 and $1,885,182, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $251 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $285.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex U.S. Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2018 and for the period March 9, 2017 (commencement of operations) through August 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year ended August 31, 2018, and the changes in its net assets and the financial highlights for the year ended August 31, 2018 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Actual	- %-C	$1,000.00	$1,011.40	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 33.88% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,615,188 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

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Fidelity Flex℠ Funds Fidelity Flex℠ Short-Term Bond Fund Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ Short-Term Bond Fund	0.59%	1.23%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Short-Term Bond Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$10,183	Fidelity Flex℠ Short-Term Bond Fund
$10,117	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year, the fund gained 0.59%, topping, net of fees, the 0.15% return of its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index. We kept the fund’s duration, meaning its sensitivity to interest rates, shorter than that of the benchmark. This benefited relative fund performance amid rising policy and market rates and strong economic growth, driven by the late-2017 passage of federal tax reform. Significantly underweighting U.S. Treasury securities and overweighting corporate bonds added notable value versus the benchmark. Among corporate bonds, overweighting the bonds of banking institutions helped versus the index, as did an overweighting among securities in the energy and communications sectors, and among consumer-related issuers. Looking at securitized sectors, which were not in the benchmark, holding commercial mortgage-backed securities and asset-backed securities contributed to a degree. Security selection added value overall, but our picks in the banking and capital goods industries detracted slightly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2017, Julian Potenza joined Rob Galusza as a Co-Manager of the fund, succeeding Robin Foley.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	39.5%
AAA	12.6%
AA	5.0%
A	16.3%
BBB	22.6%
BB and Below	2.4%
Short-Term Investments and Net Other Assets	1.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	45.8%
U.S. Government and U.S. Government Agency Obligations	39.5%
Asset-Backed Securities	10.0%
CMOs and Other Mortgage Related Securities	2.6%
Municipal Bonds	0.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 9.2%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 45.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 5.2%
Automobiles - 2.2%
American Honda Finance Corp. 2% 2/14/20	$50,000	$49,397
BMW U.S. Capital LLC 2.15% 4/6/20 (a)	17,000	16,762
General Motors Financial Co., Inc.:
2.65% 4/13/20	7,000	6,933
3.15% 1/15/20	50,000	50,024
		123,116
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	9,000	8,925
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	7,000	6,867
Media - 2.8%
CBS Corp. 2.3% 8/15/19	50,000	49,737
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	25,000	25,073
4.464% 7/23/22	25,000	25,499
Comcast Corp. 5.15% 3/1/20	50,000	51,556
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0347% 9/20/19 (b)(c)	8,000	8,033
		159,898

TOTAL CONSUMER DISCRETIONARY		298,806

CONSUMER STAPLES - 2.3%
Beverages - 0.9%
PepsiCo, Inc. 1.35% 10/4/19	50,000	49,295
Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (a)	10,000	9,901
Food Products - 0.4%
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (b)(c)	10,000	10,045
3.2% 4/16/21	2,000	1,996
Tyson Foods, Inc. 3 month U.S. LIBOR + 0.450% 2.7648% 5/30/19 (b)(c)	9,000	9,013
		21,054
Tobacco - 0.8%
Bat Capital Corp. 2.297% 8/14/20 (a)	50,000	49,091

TOTAL CONSUMER STAPLES		129,341

ENERGY - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
BP Capital Markets PLC:
1.768% 9/19/19	10,000	9,902
2.315% 2/13/20	50,000	49,574
Cenovus Energy, Inc. 3% 8/15/22	3,000	2,886
Devon Energy Corp. 3.25% 5/15/22	20,000	19,704
Energy Transfer Partners LP:
3.6% 2/1/23	7,000	6,901
4.2% 9/15/23	4,000	4,047
Enterprise Products Operating LP 2.55% 10/15/19	50,000	49,785
EOG Resources, Inc. 2.45% 4/1/20	10,000	9,904
EQT Corp. 2.5% 10/1/20	5,000	4,892
Kinder Morgan Energy Partners LP 2.65% 2/1/19	25,000	24,977
MPLX LP 4.5% 7/15/23	2,000	2,056
Petroleos Mexicanos 5.375% 3/13/22	20,000	20,440
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,000	8,916
Schlumberger Investment SA 3.3% 9/14/21 (a)	25,000	25,027
Shell International Finance BV 2.125% 5/11/20	50,000	49,425
Sunoco Logistics Partner Operations LP 5.5% 2/15/20	7,000	7,206
TransCanada PipeLines Ltd. 2.125% 11/15/19	10,000	9,900
Western Gas Partners LP 5.375% 6/1/21	10,000	10,363
Williams Partners LP 3.6% 3/15/22	20,000	19,954
		335,859
FINANCIALS - 18.0%
Banks - 9.0%
Bank of America Corp. 2.65% 4/1/19	100,000	100,039
Bank of Montreal 2.1% 12/12/19	50,000	49,502
Bank of Nova Scotia 2.35% 10/21/20	50,000	49,215
Citigroup, Inc. 2.4% 2/18/20	75,000	74,308
JPMorgan Chase & Co.:
2.25% 1/23/20	100,000	98,989
3.514% 6/18/22 (b)	12,000	12,057
Mitsubishi UFJ Financial Group, Inc. 3.535% 7/26/21	50,000	50,193
Regions Financial Corp. 2.75% 8/14/22	10,000	9,697
Royal Bank of Canada 2.15% 10/26/20	10,000	9,812
SunTrust Bank 2.25% 1/31/20	9,000	8,908
Westpac Banking Corp. 2.15% 3/6/20	50,000	49,389
		512,109
Capital Markets - 4.9%
Cboe Global Markets, Inc. 1.95% 6/28/19	9,000	8,944
Deutsche Bank AG 2.7% 7/13/20	10,000	9,789
Deutsche Bank AG London Branch 2.85% 5/10/19	25,000	24,927
Goldman Sachs Group, Inc. 2% 4/25/19	75,000	74,650
IntercontinentalExchange, Inc. 2.5% 10/15/18	50,000	50,002
Moody's Corp.:
2.75% 7/15/19	3,000	2,998
3.25% 6/7/21	6,000	5,985
Morgan Stanley 2.65% 1/27/20	100,000	99,445
		276,740
Consumer Finance - 2.2%
American Express Credit Corp. 2.2% 3/3/20	50,000	49,389
Capital One Financial Corp. 2.5% 5/12/20	20,000	19,794
Synchrony Financial 3% 8/15/19	5,000	4,991
Toyota Motor Credit Corp. 1.95% 4/17/20	50,000	49,228
		123,402
Diversified Financial Services - 0.2%
AIG Global Funding 3.35% 6/25/21 (a)	10,000	9,999
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	2,000	1,994
		11,993
Insurance - 1.7%
American International Group, Inc. 2.3% 7/16/19	50,000	49,809
Prudential Financial, Inc. 2.35% 8/15/19	50,000	49,816
		99,625

TOTAL FINANCIALS		1,023,869

HEALTH CARE - 5.2%
Biotechnology - 1.0%
AbbVie, Inc. 2.5% 5/14/20	10,000	9,907
Amgen, Inc. 2.2% 5/22/19	50,000	49,848
		59,755
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories 2.9% 11/30/21	10,000	9,891
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (b)(c)	13,000	13,025
2.404% 6/5/20	20,000	19,671
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.0759% 3/19/21 (b)(c)	8,000	8,013
		50,600
Health Care Providers & Services - 2.1%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (b)(c)	10,000	10,086
2.8% 7/20/20	25,000	24,828
3.35% 3/9/21	58,000	58,015
Express Scripts Holding Co.:
2.6% 11/30/20	2,000	1,967
4.75% 11/15/21	4,000	4,134
Humana, Inc. 2.5% 12/15/20	10,000	9,820
WellPoint, Inc. 3.125% 5/15/22	10,000	9,863
		118,713
Pharmaceuticals - 1.2%
Actavis Funding SCS 3% 3/12/20	25,000	24,932
GlaxoSmithKline Capital PLC 3.125% 5/14/21	20,000	20,026
Mylan NV 2.5% 6/7/19	13,000	12,939
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	10,000	9,350
		67,247

TOTAL HEALTH CARE		296,315

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 2.08% 10/15/20	10,000	9,794
United Technologies Corp. 3.35% 8/16/21	3,000	3,008
		12,802
Airlines - 0.3%
Delta Air Lines, Inc.:
2.875% 3/13/20	10,000	9,925
3.4% 4/19/21	9,000	8,943
		18,868
Industrial Conglomerates - 0.9%
Roper Technologies, Inc. 2.05% 10/1/18	50,000	49,978
Machinery - 0.9%
John Deere Capital Corp. 1.95% 1/8/19	50,000	49,926
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
2.125% 1/15/20	5,000	4,932
2.5% 3/1/21	6,000	5,864
International Lease Finance Corp. 5.875% 8/15/22	25,000	26,619
		37,415

TOTAL INDUSTRIALS		168,989

INFORMATION TECHNOLOGY - 1.7%
Electronic Equipment & Components - 1.2%
Amphenol Corp. 2.2% 4/1/20	16,000	15,768
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (a)	50,000	50,165
5.45% 6/15/23 (a)	3,000	3,149
		69,082
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices, Inc. 2.85% 3/12/20	8,000	7,972
Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co. 2.85% 10/5/18	20,000	20,003

TOTAL INFORMATION TECHNOLOGY		97,057

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	6,000	5,961
The Mosaic Co. 3.25% 11/15/22	5,000	4,905
		10,866
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Digital Realty Trust LP 3.4% 10/1/20	7,000	7,013
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.:
2.946% 3/15/22	8,000	7,890
3.125% 3/16/22	10,000	9,924
		17,814
UTILITIES - 3.9%
Electric Utilities - 1.4%
American Electric Power Co., Inc. 2.15% 11/13/20	6,000	5,876
Edison International 2.125% 4/15/20	30,000	29,419
Eversource Energy 2.5% 3/15/21	9,000	8,833
Exelon Corp. 3.497% 6/1/22 (b)	20,000	19,756
ITC Holdings Corp. 2.7% 11/15/22	6,000	5,783
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.987% 3/27/20 (b)(c)	3,000	3,001
Southern Co. 1.85% 7/1/19	10,000	9,929
		82,597
Multi-Utilities - 2.5%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	10,000	9,824
Dominion Resources, Inc. 1.6% 8/15/19	50,000	49,419
Sempra Energy 2.4% 2/1/20	25,000	24,701
WEC Energy Group, Inc. 3.375% 6/15/21	10,000	10,037
Wisconsin Energy Corp. 2.45% 6/15/20	50,000	49,310
		143,291

TOTAL UTILITIES		225,888

TOTAL NONCONVERTIBLE BONDS
(Cost $2,633,134)		2,611,817

U.S. Treasury Obligations - 39.5%
U.S. Treasury Notes:
1.625% 7/31/20	$200,000	$196,258
1.75% 12/31/20	650,000	636,672
1.75% 11/30/21	625,000	606,323
2% 12/31/21	450,000	439,717
3.625% 8/15/19	370,000	373,888
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,269,237)		2,252,858

Asset-Backed Securities - 10.0%
Ally Auto Receivables Trust Series 2017-2 Class A2, 1.49% 11/15/19	$3,766	$3,763
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	10,000	9,902
Series 2018-2 Class A, 3.29% 5/15/23	10,000	10,036
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	100,000	98,252
Bank of America Credit Card Master Trust:
Series 2017-A1 Class A1, 1.95% 8/15/22	12,000	11,836
Series 2017-A2 Class A2, 1.84% 1/17/23	10,000	9,796
Series 2018-A1 Class A1, 2.7% 7/17/23	10,000	9,948
Series 2018-A2 Class A2, 3% 9/15/23	10,000	10,008
Canadian Pacer Auto Receivables Trust Series 2018-1A Class A3, 3% 11/19/21 (a)	10,000	9,988
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	7,000	6,875
Series 2017-A1 Class A1, 2% 1/17/23	13,000	12,832
Series 2017-A4 Class A4, 1.99% 7/17/23	16,000	15,707
Series 2018-A1 Class A1, 3.01% 2/15/24	8,000	8,007
CarMax Auto Owner Trust:
Series 2017-3 Class A3, 1.97% 4/15/22	5,000	4,934
Series 2017-4 Class A3, 2.11% 10/17/22	5,000	4,930
Series 2018-2 Class A3, 2.98% 1/17/23	6,000	5,993
Citibank Credit Card Issuance Trust Series 2017-A3 Class A3, 1.92% 4/7/22	100,000	98,497
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	10,000	10,021
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	6,000	5,925
Ford Credit Auto Owner Trust Series 2018-A Class A3, 3.03% 11/15/22	10,000	10,020
Ford Credit Floorplan Master Owner Trust:
Series 2016-3 Class A1, 1.55% 7/15/21	35,000	34,654
Series 2017-2 Class A1, 2.16% 9/15/22	10,000	9,836
GM Financial Automobile Leasing Trust Series 2018-2 Class A3, 3.06% 6/21/21	6,000	6,004
GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3, 1.86% 12/16/21 (a)	9,000	8,887
GM Financial Securitized Term Automobile Recievables Trust 2.32% 7/18/22	5,000	4,944
Honda Auto Receivables Owner Trust Series 2017-1 Class A3, 1.72% 7/21/21	9,000	8,927
Hyundai Auto Receivables Trust Series 2018-A Class A3, 2.79% 7/15/22	7,000	6,976
Mercedes-Benz Auto Lease Trust Series 2018-A Class A3, 2.41% 2/16/21	9,000	8,955
Nissan Auto Receivables Owner Trust Series 2016-B Class A3, 1.32% 1/15/21	36,960	36,671
Santander Retail Auto Lease Trust Series 2018-A Class A3, 2.93% 5/20/21 (a)	9,000	8,973
Securitized Term Auto Receivables Trust:
Series 2017-1A Class A3, 1.89% 8/25/20 (a)	6,990	6,959
Series 2017-2A Class A3, 2.04% 4/26/21 (a)	6,000	5,926
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (a)	6,522	6,503
Toyota Auto Receivables Owner Trust Series 2018-B Class A3, 2.96% 9/15/22	10,000	10,002
USAA Auto Owner Trust Series 2017-1 Class A3, 1.7% 5/17/21	3,000	2,974
World Omni Auto Receivables Trust Series 2016-B Class A3, 1.3% 2/15/22	44,706	44,216
TOTAL ASSET-BACKED SECURITIES
(Cost $574,154)		568,677

Commercial Mortgage Securities - 2.6%
Citigroup Commercial Mortgage Trust Series 2017-P7 Class A1, 2.008% 4/14/50	41,109	40,463
COMM Mortgage Trust sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	10,000	9,994
Series 2014-CR18 Class ASB, 3.452% 7/15/47	12,000	12,074
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 2.8127% 7/15/32 (a)(b)(c)	10,000	10,003
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6 Class A3, 3.482% 1/10/45	9,962	10,043
Series 2017-GS8 Class A1, 2.222% 11/10/50	9,696	9,489
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	46,037	45,753
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C20 Class ASB, 3.638% 5/15/47	10,000	10,118
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $151,590)		147,937

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $15,000)	15,000	14,634

Bank Notes - 0.2%
SunTrust Bank 3.502% 8/2/22 (b)
(Cost $9,000)	9,000	9,002
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $62,852)	62,840	62,852
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $5,714,967)		5,667,777
NET OTHER ASSETS (LIABILITIES) - 0.5%		27,942
NET ASSETS - 100%		$5,695,719

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $229,288 or 4.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,837
Total	$1,837

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,611,817	$--	$2,611,817	$--
U.S. Government and Government Agency Obligations	2,252,858	--	2,252,858	--
Asset-Backed Securities	568,677	--	568,677	--
Commercial Mortgage Securities	147,937	--	147,937	--
Municipal Securities	14,634	--	14,634	--
Bank Notes	9,002	--	9,002	--
Money Market Funds	62,852	62,852	--	--
Total Investments in Securities:	$5,667,777	$62,852	$5,604,925	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,652,115)	$5,604,925
Fidelity Central Funds (cost $62,852)	62,852
Total Investment in Securities (cost $5,714,967)		$5,667,777
Cash		322
Receivable for fund shares sold		748
Interest receivable		26,610
Distributions receivable from Fidelity Central Funds		262
Total assets		5,695,719
Net Assets		$5,695,719
Net Assets consist of:
Paid in capital		$5,754,641
Undistributed net investment income		3,926
Accumulated undistributed net realized gain (loss) on investments		(15,658)
Net unrealized appreciation (depreciation) on investments		(47,190)
Net Assets, for 575,951 shares outstanding		$5,695,719
Net Asset Value, offering price and redemption price per share ($5,695,719 ÷ 575,951 shares)		$9.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2018
Investment Income
Interest		$112,442
Income from Fidelity Central Funds		1,837
Total income		114,279
Expenses
Independent trustees' fees and expenses	$22
Commitment fees	15
Total expenses		37
Net investment income (loss)		114,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,199)
Fidelity Central Funds	(5)
Total net realized gain (loss)		(17,204)
Change in net unrealized appreciation (depreciation) on investment securities		(62,633)
Net gain (loss)		(79,837)
Net increase (decrease) in net assets resulting from operations		$34,405

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2018	For the period March 7, 2017 (commencement of operations) to August 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$114,242	$42,629
Net realized gain (loss)	(17,204)	5,151
Change in net unrealized appreciation (depreciation)	(62,633)	15,443
Net increase (decrease) in net assets resulting from operations	34,405	63,223
Distributions to shareholders from net investment income	(108,526)	(41,914)
Distributions to shareholders from net realized gain	(6,112)	–
Total distributions	(114,638)	(41,914)
Share transactions
Proceeds from sales of shares	1,002,744	5,017,377
Reinvestment of distributions	114,638	41,914
Cost of shares redeemed	(422,030)	–
Net increase (decrease) in net assets resulting from share transactions	695,352	5,059,291
Total increase (decrease) in net assets	615,119	5,080,600
Net Assets
Beginning of period	5,080,600	–
End of period	$5,695,719	$5,080,600
Other Information
Undistributed net investment income end of period	$3,926	$716
Shares
Sold	101,160	501,732
Issued in reinvestment of distributions	11,558	4,179
Redeemed	(42,678)	–
Net increase (decrease)	70,040	505,911

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Short-Term Bond Fund

Years ended August 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.206	.085
Net realized and unrealized gain (loss)	(.148)	.038
Total from investment operations	.058	.123
Distributions from net investment income	(.196)	(.083)
Distributions from net realized gain	(.012)	–
Total distributions	(.208)	(.083)
Net asset value, end of period	$9.89	$10.04
Total ReturnC	.59%	1.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F,G
Expenses net of fee waivers, if any	- %F	- %F,G
Expenses net of all reductions	- %F	- %F,G
Net investment income (loss)	2.08%	1.74%G
Supplemental Data
Net assets, end of period (000 omitted)	$5,696	$5,081
Portfolio turnover rateH	61%	96%I

 A For the period March 7, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Flex Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,565
Gross unrealized depreciation	(45,120)
Net unrealized appreciation (depreciation)	$(42,555)
Tax Cost	$5,710,332

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(15,658)
Net unrealized appreciation (depreciation) on securities and other investments	$(42,555)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(10,841)
Long-term	(4,818)
Total capital loss carryforward	$(15,658)

The tax character of distributions paid was as follows:

	August 31, 2018	August 31, 2017(a)
Ordinary Income	$114,638	$ 41,914

 (a) For the period March 7, 2017 (commencement of operations) to August 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,000,487 and $1,123,931, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 89% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2018 and for the period March 7, 2017 (commencement of operations) through August 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year ended August 31, 2018, and the changes in its net assets and the financial highlights for the year ended August 31, 2018 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Actual	- %-C	$1,000.00	$1,010.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 29.77% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $76,851 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZSB-ANN-1018
1.9881603.101

Fidelity® Short-Term Bond Index Fund Investor Class and Premium Class Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Short-Term Bond Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Index Fund - Investor Class on October 18, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$9,970	Fidelity® Short-Term Bond Index Fund - Investor Class
$9,990	Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   Since the fund’s inception on October 18, 2017, through August 31, 2018, its share classes returned about -0.30%, nearly in line, net of fees, with the -0.10% return of the Bloomberg Barclays 1-5 Year Government/Credit Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. During the reporting period, short-term bond returns were hurt by rising market interest rates and expectations for further policy interest rate increases amid concerns about inflation, as well as by the Fed’s moves to begin reducing the $4.5 trillion in government securities it accumulated as part of the quantitative easing program it deployed to battle the recession and financial crisis a decade ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  In July, the Board of Trustees approved a proposal to consolidate the Fund’s share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity Short-Term Bond Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .03% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	67.1%
AAA	5.2%
AA	4.5%
A	9.8%
BBB	12.5%
BB and Below	0.2%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	27.4%
U.S. Government and U.S. Government Agency Obligations	67.1%
Other Investments	5.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.2%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.3%
American Honda Finance Corp. 1.95% 7/20/20	$50,000	$49,034
General Motors Financial Co., Inc.:
3.15% 6/30/22	30,000	29,220
3.25% 1/5/23	50,000	48,432
4.15% 6/19/23	90,000	89,757
4.25% 5/15/23	70,000	70,255
		286,698
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	46,000	45,615
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp. 2.625% 1/15/22	53,000	51,924
Household Durables - 0.0%
Newell Brands, Inc. 3.15% 4/1/21	33,000	32,508
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc.:
2.4% 2/22/23	200,000	193,293
3.3% 12/5/21	37,000	37,290
		230,583
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.579% 7/23/20	46,000	46,134
Comcast Corp. 1.625% 1/15/22	31,000	29,399
Discovery Communications LLC 3.25% 4/1/23	60,000	58,285
NBCUniversal, Inc. 2.875% 1/15/23	75,000	73,390
Time Warner, Inc. 4.875% 3/15/20	66,000	67,628
Walt Disney Co.:
1.65% 1/8/19	190,000	189,357
2.45% 3/4/22	25,000	24,395
		488,588
Multiline Retail - 0.1%
Dollar Tree, Inc. 3.7% 5/15/23	50,000	49,637
Specialty Retail - 0.1%
Home Depot, Inc. 2.625% 6/1/22	108,000	106,142

TOTAL CONSUMER DISCRETIONARY		1,291,695

CONSUMER STAPLES - 1.7%
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.3% 2/1/23	156,000	154,772
Anheuser-Busch InBev Worldwide, Inc. 2.5% 7/15/22	50,000	48,485
Constellation Brands, Inc. 2.7% 5/9/22	25,000	24,234
Maple Escrow Subsidiary, Inc. 4.057% 5/25/23 (a)	80,000	80,452
Molson Coors Brewing Co. 2.25% 3/15/20	48,000	47,367
PepsiCo, Inc.:
2% 4/15/21	55,000	53,706
3.125% 11/1/20	50,000	50,261
The Coca-Cola Co. 1.875% 10/27/20	75,000	73,464
		532,741
Food & Staples Retailing - 0.2%
Walmart, Inc.:
2.35% 12/15/22	41,000	39,805
3.4% 6/26/23	140,000	141,675
		181,480
Food Products - 0.4%
Campbell Soup Co. 3.65% 3/15/23	125,000	122,207
General Mills, Inc.:
2.6% 10/12/22	50,000	48,342
3.7% 10/17/23	62,000	61,997
H.J. Heinz Co. 4% 6/15/23	30,000	30,050
Kraft Foods Group, Inc. 3.5% 6/6/22	32,000	31,886
McCormick & Co., Inc. 2.7% 8/15/22	23,000	22,388
		316,870
Household Products - 0.1%
Procter & Gamble Co. 1.9% 10/23/20	51,000	50,004
Tobacco - 0.4%
Altria Group, Inc. 2.625% 1/14/20	58,000	57,757
Bat Capital Corp.:
2.297% 8/14/20 (a)	45,000	44,181
2.764% 8/15/22 (a)	52,000	50,372
Philip Morris International, Inc.:
2% 2/21/20	57,000	56,251
2.5% 11/2/22	64,000	61,842
Reynolds American, Inc. 4% 6/12/22	80,000	80,970
		351,373

TOTAL CONSUMER STAPLES		1,432,468

ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp. 4.85% 3/15/21	15,000	15,466
BP Capital Markets PLC:
2.5% 11/6/22	60,000	58,122
4.5% 10/1/20	130,000	133,683
Chevron Corp.:
2.1% 5/16/21	125,000	122,269
2.355% 12/5/22	63,000	61,025
Enbridge, Inc. 2.9% 7/15/22	223,000	217,410
Energy Transfer Partners LP 4.15% 10/1/20	100,000	101,324
Enterprise Products Operating LP:
4.05% 2/15/22	80,000	81,598
5.2% 9/1/20	43,000	44,680
Exxon Mobil Corp. 2.222% 3/1/21	94,000	92,526
Kinder Morgan, Inc. 3.15% 1/15/23	61,000	59,863
MPLX LP 3.375% 3/15/23	200,000	196,765
Petroleos Mexicanos:
3.5% 1/30/23	86,000	81,042
5.375% 3/13/22	140,000	143,080
Plains All American Pipeline LP/PAA Finance Corp. 2.6% 12/15/19	33,000	32,738
Shell International Finance BV:
1.75% 9/12/21	100,000	96,369
2.375% 8/21/22	50,000	48,627
Total Capital International SA 2.75% 6/19/21	100,000	99,339
Williams Partners LP 3.6% 3/15/22	37,000	36,915
		1,722,841
FINANCIALS - 12.2%
Banks - 6.5%
Australia & New Zealand Banking Group Ltd. 2.3% 6/1/21	250,000	243,477
Bank of America Corp.:
2.328% 10/1/21 (b)	100,000	97,925
2.881% 4/24/23 (b)	190,000	185,200
5% 5/13/21	60,000	62,728
Bank of Montreal 1.9% 8/27/21	82,000	79,000
Bank of Nova Scotia 2.7% 3/7/22	100,000	97,909
Barclays PLC 2.75% 11/8/19	200,000	198,936
BB&T Corp. 2.15% 2/1/21	50,000	48,824
Citigroup, Inc.:
2.65% 10/26/20	100,000	98,833
2.7% 3/30/21	162,000	159,610
2.7% 10/27/22	40,000	38,645
3.142% 1/24/23 (b)	100,000	98,562
Comerica, Inc. 3.7% 7/31/23	100,000	100,264
Corporacion Andina de Fomento 2.2% 7/18/20	46,000	45,112
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	249,393
Credit Suisse New York Branch 5.4% 1/14/20	300,000	308,449
European Investment Bank 1.625% 8/14/20	115,000	112,540
Fifth Third Bancorp 2.6% 6/15/22	30,000	29,046
HSBC Holdings PLC:
3.4% 3/8/21	200,000	200,012
4% 3/30/22	37,000	37,645
HSBC U.S.A., Inc. 2.75% 8/7/20	100,000	99,345
Huntington Bancshares, Inc. 2.3% 1/14/22	40,000	38,495
Japan Bank International Cooperation 1.75% 5/28/20	200,000	196,156
JPMorgan Chase & Co.:
2.25% 1/23/20	268,000	265,291
2.295% 8/15/21	606,000	590,627
3.2% 1/25/23	47,000	46,517
KeyCorp. 5.1% 3/24/21	78,000	81,501
Lloyds Bank PLC 3.3% 5/7/21	200,000	199,936
Mitsubishi UFJ Financial Group, Inc. 2.95% 3/1/21	200,000	197,944
Osterreichische Kontrollbank AG 2.875% 9/7/21	75,000	74,957
PNC Funding Corp. 5.125% 2/8/20	150,000	154,450
Rabobank (Netherlands) NV 3.875% 2/8/22	71,000	71,972
Regions Financial Corp. 2.75% 8/14/22	135,000	130,912
Royal Bank of Canada 2.75% 2/1/22	35,000	34,430
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	20,000	19,434
Sumitomo Mitsui Financial Group, Inc.:
2.784% 7/12/22	67,000	65,257
2.934% 3/9/21	38,000	37,610
3.748% 7/19/23	115,000	115,569
SunTrust Bank 2.25% 1/31/20	56,000	55,426
Synchrony Bank 3% 6/15/22	250,000	240,639
The Toronto-Dominion Bank 1.8% 7/13/21	41,000	39,477
U.S. Bancorp 2.625% 1/24/22	36,000	35,305
Wells Fargo & Co.:
2.5% 3/4/21	85,000	83,373
2.625% 7/22/22	50,000	48,388
Westpac Banking Corp.:
2.5% 6/28/22	37,000	35,717
3.65% 5/15/23	60,000	60,385
		5,511,223
Capital Markets - 2.0%
Bank New York Mellon Corp.:
2.05% 5/3/21	92,000	89,522
2.5% 4/15/21	38,000	37,392
BlackRock, Inc. 3.375% 6/1/22	35,000	35,367
Deutsche Bank AG 2.7% 7/13/20	133,000	130,196
Deutsche Bank AG New York Branch:
3.375% 5/12/21	42,000	41,229
3.95% 2/27/23	200,000	194,559
Goldman Sachs Group, Inc.:
2.625% 4/25/21	160,000	157,069
2.905% 7/24/23 (b)	45,000	43,679
3% 4/26/22	72,000	70,732
3.2% 2/23/23	200,000	196,450
IntercontinentalExchange, Inc. 2.35% 9/15/22	125,000	120,491
Moody's Corp. 2.75% 12/15/21	27,000	26,488
Morgan Stanley:
2.75% 5/19/22	49,000	47,773
3.125% 1/23/23	240,000	235,858
4.875% 11/1/22	130,000	135,418
5.75% 1/25/21	100,000	105,572
		1,667,795
Consumer Finance - 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 10/30/20	150,000	153,372
American Express Credit Corp.:
2.2% 3/3/20	137,000	135,325
2.6% 9/14/20	42,000	41,664
Capital One Financial Corp.:
2.5% 5/12/20	147,000	145,484
3.2% 1/30/23	255,000	248,763
Ford Motor Credit Co. LLC:
2.262% 3/28/19	200,000	199,006
3.47% 4/5/21	200,000	196,376
Toyota Motor Credit Corp.:
1.95% 4/17/20	69,000	67,935
2.15% 9/8/22	44,000	42,191
		1,230,116
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. 2.2% 3/15/21	85,000	83,624
Broadcom Corp./Broadcom Cayman LP:
2.375% 1/15/20	45,000	44,518
2.65% 1/15/23	30,000	28,381
3% 1/15/22	11,000	10,725
Export Development Canada 2% 5/17/22	35,000	33,898
General Electric Capital Corp. 2.2% 1/9/20	79,000	78,213
International Finance Corp. 2.25% 1/25/21	80,000	78,983
KfW:
1.5% 9/9/19	116,000	114,770
1.75% 3/31/20	100,000	98,533
1.75% 9/15/21	330,000	319,374
2.125% 3/7/22	77,000	75,037
2.375% 12/29/22	272,000	265,913
4% 1/27/20	200,000	203,502
Svensk Exportkredit AB 1.875% 6/23/20	200,000	196,642
		1,632,113
Insurance - 0.3%
ACE INA Holdings, Inc. 2.875% 11/3/22	55,000	54,097
American International Group, Inc.:
3.3% 3/1/21	38,000	37,981
4.875% 6/1/22	65,000	68,106
Marsh & McLennan Companies, Inc. 2.75% 1/30/22	96,000	94,007
		254,191

TOTAL FINANCIALS		10,295,438

HEALTH CARE - 2.8%
Biotechnology - 0.4%
AbbVie, Inc. 2.3% 5/14/21	50,000	48,738
Amgen, Inc. 2.65% 5/11/22	110,000	107,167
Celgene Corp. 3.25% 2/20/23	135,000	132,831
Gilead Sciences, Inc. 1.85% 9/20/19	100,000	99,079
		387,815
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 2.9% 11/30/21	34,000	33,630
Becton, Dickinson & Co. 2.404% 6/5/20	50,000	49,177
Medtronic, Inc. 2.5% 3/15/20	100,000	99,351
		182,158
Health Care Providers & Services - 1.0%
Anthem, Inc. 2.95% 12/1/22	25,000	24,375
Cardinal Health, Inc. 2.616% 6/15/22	140,000	134,353
CVS Health Corp.:
2.125% 6/1/21	38,000	36,800
3.35% 3/9/21	48,000	48,012
3.7% 3/9/23	205,000	204,442
Express Scripts Holding Co. 3.05% 11/30/22	50,000	48,669
UnitedHealth Group, Inc.:
2.125% 3/15/21	40,000	39,078
2.375% 10/15/22	21,000	20,268
3.5% 6/15/23	200,000	201,314
WellPoint, Inc. 2.25% 8/15/19	63,000	62,673
		819,984
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 3% 4/15/23	60,000	58,414
Pharmaceuticals - 1.1%
Actavis Funding SCS 3% 3/12/20	255,000	254,304
AstraZeneca PLC 2.375% 6/12/22	27,000	26,039
Bayer U.S. Finance II LLC 2.125% 7/15/19 (a)	60,000	59,627
GlaxoSmithKline Capital PLC 3.125% 5/14/21	100,000	100,129
Johnson & Johnson 2.25% 3/3/22	88,000	86,092
Merck & Co., Inc. 2.35% 2/10/22	74,000	72,428
Novartis Capital Corp. 2.4% 9/21/22	33,000	32,004
Pfizer, Inc. 2.2% 12/15/21	90,000	87,964
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	190,000	183,598
		902,185

TOTAL HEALTH CARE		2,350,556

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.6%
General Dynamics Corp. 3% 5/11/21	200,000	199,592
Northrop Grumman Corp. 2.55% 10/15/22	23,000	22,283
Rockwell Collins, Inc. 2.8% 3/15/22	66,000	64,421
The Boeing Co. 2.8% 3/1/23	60,000	59,210
United Technologies Corp.:
3.1% 6/1/22	28,000	27,663
3.65% 8/16/23	140,000	140,454
		513,623
Air Freight & Logistics - 0.1%
United Parcel Service, Inc.:
2.05% 4/1/21	64,000	62,576
2.5% 4/1/23	60,000	58,103
		120,679
Electrical Equipment - 0.0%
Eaton Corp. 2.75% 11/2/22	30,000	29,271
Industrial Conglomerates - 0.1%
General Electric Co. 2.7% 10/9/22	33,000	32,176
Honeywell International, Inc. 1.85% 11/1/21	30,000	28,860
		61,036
Machinery - 0.4%
Caterpillar Financial Services Corp.:
1.85% 9/4/20	51,000	49,939
3.45% 5/15/23	130,000	130,979
John Deere Capital Corp.:
1.95% 6/22/20	57,000	56,093
2.7% 1/6/23	74,000	72,275
		309,286
Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 3.05% 9/1/22	34,000	33,762
Union Pacific Corp. 2.75% 4/15/23	50,000	48,622
		82,384
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.125% 1/15/20	52,000	51,292
3.875% 7/3/23	110,000	109,361
International Lease Finance Corp. 5.875% 8/15/22	75,000	79,856
		240,509

TOTAL INDUSTRIALS		1,356,788

INFORMATION TECHNOLOGY - 2.5%
Communications Equipment - 0.3%
Cisco Systems, Inc.:
1.85% 9/20/21	215,000	208,143
2.45% 6/15/20	50,000	49,697
		257,840
Electronic Equipment & Components - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	288,000	292,888
IT Services - 0.3%
IBM Corp.:
1.875% 5/15/19	100,000	99,508
2.5% 1/27/22	100,000	97,740
Visa, Inc. 2.15% 9/15/22	43,000	41,394
		238,642
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 2.95% 1/12/21	125,000	124,304
Intel Corp.:
1.85% 5/11/20	61,000	60,113
2.45% 7/29/20	23,000	22,852
Qualcomm, Inc. 3% 5/20/22	38,000	37,529
		244,798
Software - 0.6%
Microsoft Corp.:
1.55% 8/8/21	133,000	128,102
1.85% 2/6/20	74,000	73,192
2.4% 2/6/22	62,000	60,901
Oracle Corp.:
1.9% 9/15/21	36,000	34,839
2.625% 2/15/23	190,000	185,326
3.875% 7/15/20	58,000	59,040
		541,400
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
1.8% 5/11/20	76,000	74,805
2.1% 9/12/22	124,000	119,545
2.25% 2/23/21	45,000	44,367
2.4% 1/13/23	250,000	242,897
2.7% 5/13/22	36,000	35,664
		517,278

TOTAL INFORMATION TECHNOLOGY		2,092,846

MATERIALS - 0.7%
Chemicals - 0.6%
Eastman Chemical Co. 2.7% 1/15/20	49,000	48,773
Ecolab, Inc. 3.25% 1/14/23	76,000	75,601
Sherwin-Williams Co. 2.75% 6/1/22	96,000	93,422
The Dow Chemical Co. 3% 11/15/22	80,000	78,331
The Mosaic Co. 3.25% 11/15/22	200,000	196,211
		492,338
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd. 2.875% 2/24/22	55,000	54,368

TOTAL MATERIALS		546,706

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp. 2.25% 1/15/22	31,000	29,709
Boston Properties, Inc. 4.125% 5/15/21	47,000	47,960
Duke Realty LP 4.375% 6/15/22	21,000	21,633
ERP Operating LP 4.625% 12/15/21	32,000	33,175
Health Care REIT, Inc. 3.75% 3/15/23	31,000	30,914
Simon Property Group LP 2.625% 6/15/22	170,000	165,916
		329,307
Real Estate Management & Development - 0.0%
Liberty Property LP 4.125% 6/15/22	18,000	18,370
Ventas Realty LP/Ventas Capital Corp. 4.25% 3/1/22	15,000	15,319
		33,689

TOTAL REAL ESTATE		362,996

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
2.8% 2/17/21	70,000	69,199
3.2% 3/1/22	115,000	113,684
3.8% 3/15/22	48,000	48,400
4.6% 2/15/21	40,000	41,048
Telefonica Emisiones S.A.U. 5.462% 2/16/21	100,000	104,692
Verizon Communications, Inc.:
1.75% 8/15/21	52,000	49,983
2.946% 3/15/22	260,000	256,441
		683,447
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 3.75% 1/16/24	60,000	59,490

TOTAL TELECOMMUNICATION SERVICES		742,937

UTILITIES - 0.9%
Electric Utilities - 0.4%
Baltimore Gas & Electric Co. 3.5% 11/15/21	82,000	82,405
Duke Energy Corp. 2.4% 8/15/22	102,000	98,219
Eversource Energy 2.75% 3/15/22	24,000	23,508
Exelon Corp. 3.497% 6/1/22 (b)	22,000	21,731
Southern Co. 2.35% 7/1/21	85,000	82,464
		308,327
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	70,000	68,771
Dominion Resources, Inc. 2.579% 7/1/20 (b)	49,000	48,327
NiSource, Inc. 3.65% 6/15/23 (a)	100,000	99,956
Public Service Enterprise Group, Inc. 2.65% 11/15/22	96,000	92,580
Sempra Energy:
2.4% 3/15/20	46,000	45,403
2.9% 2/1/23	107,000	103,545
		458,582

TOTAL UTILITIES		766,909

TOTAL NONCONVERTIBLE BONDS
(Cost $23,105,009)		22,962,180

U.S. Government and Government Agency Obligations - 67.1%
U.S. Government Agency Obligations - 2.6%
Fannie Mae:
0% 10/9/19	$230,000	$223,495
1.5% 11/30/20	211,000	205,586
2.375% 1/19/23	380,000	373,226
Federal Home Loan Bank:
1.125% 7/14/21	525,000	502,197
1.375% 9/28/20	200,000	194,798
1.5% 10/21/19	85,000	84,037
1.875% 11/29/21	95,000	92,476
Freddie Mac:
1.375% 5/1/20	195,000	191,121
1.625% 9/29/20	150,000	146,921
2.75% 6/19/23	115,000	114,484
Tennessee Valley Authority 3.875% 2/15/21	49,000	50,258

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,178,599

U.S. Treasury Obligations - 64.5%
U.S. Treasury Notes:
0.75% 7/15/19	75,000	73,922
0.75% 8/15/19	70,000	68,884
0.875% 4/15/19	71,000	70,379
1% 11/30/18	331,000	330,119
1% 10/15/19	643,000	632,300
1.125% 2/28/21	1,410,000	1,357,511
1.125% 7/31/21	19,000	18,167
1.125% 8/31/21	161,000	153,724
1.125% 9/30/21	8,000	7,628
1.25% 4/30/19	25,000	24,821
1.25% 6/30/19	70,000	69,338
1.25% 10/31/19	4,000	3,943
1.25% 1/31/20	219,000	215,048
1.25% 3/31/21	34,000	32,799
1.25% 10/31/21	93,000	88,906
1.375% 9/30/19	207,000	204,534
1.375% 12/15/19	128,000	126,115
1.375% 1/15/20	41,000	40,353
1.375% 2/15/20	760,000	747,056
1.375% 3/31/20	4,000	3,925
1.375% 9/15/20	644,000	628,001
1.375% 9/30/20	2,000	1,949
1.375% 10/31/20	184,000	179,077
1.375% 1/31/21	250,000	242,461
1.375% 4/30/21	309,000	298,656
1.5% 12/31/18	478,000	476,956
1.5% 5/31/19	34,000	33,777
1.5% 10/31/19	152,000	150,207
1.5% 4/15/20	175,000	171,972
1.5% 5/15/20	98,000	96,189
1.5% 5/31/20	600,000	588,609
1.5% 6/15/20	343,000	336,341
1.5% 7/15/20	297,000	290,921
1.5% 8/15/20	219,000	214,312
1.625% 6/30/19	210,000	208,614
1.625% 12/31/19	84,000	82,980
1.625% 3/15/20	308,000	303,560
1.625% 10/15/20	2,108,000	2,063,617
1.625% 8/31/22	1,624,000	1,555,868
1.75% 11/30/19	572,000	566,548
1.75% 11/15/20	4,733,000	4,640,928
1.75% 12/31/20	49,000	47,995
1.75% 11/30/21	169,000	163,950
1.75% 2/28/22	543,000	525,480
1.75% 4/30/22	164,000	158,427
1.75% 5/31/22	7,375,000	7,117,165
1.75% 6/30/22	647,000	623,900
1.875% 12/31/19	647,000	641,212
1.875% 12/15/20	464,000	455,916
1.875% 1/31/22	1,582,000	1,538,371
1.875% 2/28/22	112,000	108,841
1.875% 3/31/22	554,000	537,899
1.875% 4/30/22	2,195,000	2,129,750
1.875% 7/31/22	129,000	124,883
1.875% 9/30/22	661,000	639,001
2% 1/31/20	2,656,000	2,635,457
2% 7/31/20	156,000	154,196
2% 1/15/21	415,000	408,629
2% 10/31/21	33,000	32,290
2% 12/31/21	64,000	62,538
2% 10/31/22	1,146,000	1,112,605
2% 11/30/22	1,147,000	1,112,948
2.125% 12/31/22	1,281,000	1,248,525
2.25% 2/29/20	1,687,000	1,678,960
2.25% 3/31/20	4,264,000	4,241,014
2.25% 2/15/21	307,000	303,870
2.375% 4/30/20	869,000	865,673
2.375% 12/31/20	55,000	54,641
2.375% 3/15/21	1,506,000	1,494,705
2.375% 4/15/21	615,000	610,171
2.375% 1/31/23	531,000	522,848
2.5% 5/31/20	1,419,000	1,416,007
2.5% 3/31/23	296,000	292,855
2.625% 5/15/21	295,000	294,470
2.625% 6/15/21	237,000	236,565
2.625% 2/28/23	360,000	358,242
2.625% 6/30/23	2,059,000	2,047,338
2.75% 4/30/23	168,000	167,993
2.75% 5/31/23	104,000	104,020

TOTAL U.S. TREASURY OBLIGATIONS		53,670,365

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $55,958,906)		55,848,964

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province 2.2% 7/26/22	$26,000	$25,103
Canadian Government 1.625% 2/27/19	80,000	79,694
Export Development Canada 2.75% 3/15/23	150,000	149,061
Hungarian Republic 4% 3/25/19	86,000	86,470
Manitoba Province 2.125% 5/4/22	27,000	26,047
Ontario Province:
1.25% 6/17/19	109,000	107,804
2.55% 2/12/21	150,000	148,457
Polish Government 5% 3/23/22	59,000	62,177
Province of Quebec 2.375% 1/31/22	211,000	206,377
United Mexican States 3.625% 3/15/22	62,000	62,087
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $960,562)		953,277

Supranational Obligations - 3.1%
African Development Bank 1.875% 3/16/20	150,000	148,100
Asian Development Bank:
1.75% 9/13/22	57,000	54,538
2.25% 1/20/21	52,000	51,334
2.75% 3/17/23	230,000	228,457
European Bank for Reconstruction and Development 2% 2/1/21	100,000	98,115
European Investment Bank:
2% 3/15/21	164,000	160,698
2% 12/15/22	82,000	78,959
2.375% 5/13/21	410,000	405,178
2.375% 6/15/22	100,000	97,783
2.875% 8/15/23	60,000	59,803
Inter-American Development Bank:
1.875% 3/15/21	138,000	134,866
2.5% 1/18/23	240,000	236,178
2.625% 4/19/21	67,000	66,664
International Bank for Reconstruction & Development:
1.125% 11/27/19	100,000	98,177
1.125% 8/10/20	150,000	145,561
2% 1/26/22	64,000	62,189
2.125% 12/13/21	160,000	156,414
2.75% 7/23/21	100,000	99,804
International Finance Corp. 2% 10/24/22	90,000	86,868
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,486,365)		2,469,686

Bank Notes - 0.8%
Bank of Nova Scotia 2.45% 9/19/22	33,000	31,893
BNP Paribas 5% 1/15/21	100,000	104,012
Svenska Handelsbanken AB 3.35% 5/24/21	250,000	250,712
Wells Fargo Bank NA 2.4% 1/15/20	269,000	267,421
TOTAL BANK NOTES
(Cost $654,134)		654,038
	Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 1.97% (c)
(Cost $287,307)	287,249	287,307
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $83,452,283)		83,175,452
NET OTHER ASSETS (LIABILITIES) - 0.1%		84,993
NET ASSETS - 100%		$83,260,445

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $627,476 or 0.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,657
Total	$3,657

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$22,962,180	$--	$22,962,180	$--
U.S. Government and Government Agency Obligations	55,848,964	--	55,848,964	--
Foreign Government and Government Agency Obligations	953,277	--	953,277	--
Supranational Obligations	2,469,686	--	2,469,686	--
Bank Notes	654,038	--	654,038	--
Money Market Funds	287,307	287,307	--	--
Total Investments in Securities:	$83,175,452	$287,307	$82,888,145	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Multi-National	3.4%
Canada	1.7%
Germany	1.4%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $83,164,976)	$82,888,145
Fidelity Central Funds (cost $287,307)	287,307
Total Investment in Securities (cost $83,452,283)		$83,175,452
Cash		182,680
Receivable for investments sold		2,090,409
Receivable for fund shares sold		312,850
Interest receivable		454,272
Distributions receivable from Fidelity Central Funds		1,060
Total assets		86,216,723
Liabilities
Payable for investments purchased	$2,908,266
Payable for fund shares redeemed	36,509
Distributions payable	9,571
Accrued management fee	1,932
Total liabilities		2,956,278
Net Assets		$83,260,445
Net Assets consist of:
Paid in capital		$83,583,735
Undistributed net investment income		110,752
Accumulated undistributed net realized gain (loss) on investments		(157,211)
Net unrealized appreciation (depreciation) on investments		(276,831)
Net Assets		$83,260,445
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,387,851 ÷ 141,399 shares)		$9.82
Premium Class:
Net Asset Value, offering price and redemption price per share ($68,137,608 ÷ 6,942,099 shares)		$9.82
Institutional Class:
Net Asset Value, offering price and redemption price per share ($9,984,059 ÷ 1,017,256 shares)		$9.81
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($3,750,927 ÷ 382,183 shares)		$9.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 18, 2017 (commencement of operations) to August 31, 2018
Investment Income
Interest		$787,697
Income from Fidelity Central Funds		3,657
Total income		791,354
Expenses
Management fee	$9,898
Transfer agent fees	7,479
Independent trustees' fees and expenses	106
Commitment fees	35
Total expenses before reductions	17,518
Expense reductions	(453)
Total expenses after reductions		17,065
Net investment income (loss)		774,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(196,179)
Fidelity Central Funds	(47)
Total net realized gain (loss)		(196,226)
Change in net unrealized appreciation (depreciation) on investment securities		(276,831)
Net gain (loss)		(473,057)
Net increase (decrease) in net assets resulting from operations		$301,232

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 18, 2017 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$774,289
Net realized gain (loss)	(196,226)
Change in net unrealized appreciation (depreciation)	(276,831)
Net increase (decrease) in net assets resulting from operations	301,232
Distributions to shareholders from net investment income	(627,198)
Share transactions - net increase (decrease)	83,586,411
Total increase (decrease) in net assets	83,260,445
Net Assets
Beginning of period	–
End of period	$83,260,445
Other Information
Undistributed net investment income end of period	$110,752

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Index Fund Investor Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.196
Net realized and unrealized gain (loss)	(.226)
Total from investment operations	(.030)
Distributions from net investment income	(.150)
Total distributions	(.150)
Net asset value, end of period	$9.82
Total ReturnC,D	(.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.13%G
Expenses net of fee waivers, if any	.13%G
Expenses net of all reductions	.13%G
Net investment income (loss)	2.26%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,388
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Index Fund Premium Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.195
Net realized and unrealized gain (loss)	(.219)
Total from investment operations	(.024)
Distributions from net investment income	(.156)
Total distributions	(.156)
Net asset value, end of period	$9.82
Total ReturnC,D	(.23)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%G
Expenses net of fee waivers, if any	.05%G
Expenses net of all reductions	.05%G
Net investment income (loss)	2.34%G
Supplemental Data
Net assets, end of period (000 omitted)	$68,138
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Index Fund Institutional Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.197
Net realized and unrealized gain (loss)	(.230)
Total from investment operations	(.033)
Distributions from net investment income	(.157)
Total distributions	(.157)
Net asset value, end of period	$9.81
Total ReturnC,D	(.32)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	2.35%G
Supplemental Data
Net assets, end of period (000 omitted)	$9,984
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Index Fund Institutional Premium Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.201
Net realized and unrealized gain (loss)	(.233)
Total from investment operations	(.032)
Distributions from net investment income	(.158)
Total distributions	(.158)
Net asset value, end of period	$9.81
Total ReturnC,D	(.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	2.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,751
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Short-Term Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class, Institutional Class and Institutional Premium Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$80,879
Gross unrealized depreciation	(285,416)
Net unrealized appreciation (depreciation)	$(204,537)
Tax Cost	$83,379,989

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,893
Capital loss carryforward	$(125,645)
Net unrealized appreciation (depreciation) on securities and other investments	$(204,537)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(125,645)
Total capital loss carryforward	$(125,645)

The tax character of distributions paid was as follows:

August 31, 2018(a)
Ordinary Income	$627,198

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $27,586,384 and $369,495, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .03% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the amended expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .03% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .14%, .06%, .04% and .03% for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035% and .015% of class-level average net assets for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class, Institutional Class and Institutional Premium Class do not pay transfer agent fees. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid all or a portion of the transfer agent fees at an annual rate of .11%, .03% and .01%, of class-level average net assets, respectively, and Institutional Premium Class did not pay transfer agent fees.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$1,168
Premium Class	5,950
Institutional Class	361
$7,479

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $453.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended August 31, 2018(a)
From net investment income
Investor Class	$19,528
Premium Class	480,658
Institutional Class	84,167
Institutional Premium Class	42,845
Total	$627,198

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended August 31, 2018(a)	Year ended August 31, 2018(a)
Investor Class
Shares sold	816,488	$8,080,151
Reinvestment of distributions	1,920	18,964
Shares redeemed	(677,009)	(6,677,252)
Net increase (decrease)	141,399	$1,421,863
Premium Class
Shares sold	8,152,320	$80,261,133
Reinvestment of distributions	44,680	438,873
Shares redeemed	(1,254,901)	(12,349,778)
Net increase (decrease)	6,942,099	$68,350,228
Institutional Class
Shares sold	1,043,740	$10,275,467
Reinvestment of distributions	8,564	84,160
Shares redeemed	(35,048)	(343,684)
Net increase (decrease)	1,017,256	$10,015,943
Institutional Premium Class
Shares sold	380,182	$3,778,545
Reinvestment of distributions	4,322	42,550
Shares redeemed	(2,321)	(22,718)
Net increase (decrease)	382,183	$3,798,377

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short-Term Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 18, 2017 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 18, 2017 (commencement of operations) to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Investor Class	.11%
Actual		$1,000.00	$1,008.40	$.56**
Hypothetical-C		$1,000.00	$1,024.65	$.56**
Premium Class	.05%
Actual		$1,000.00	$1,008.70	$.25
Hypothetical-C		$1,000.00	$1,024.95	$.26
Institutional Class	.04%
Actual		$1,000.00	$1,007.80	$.20
Hypothetical-C		$1,000.00	$1,025.00	$.20
Institutional Premium Class	.03%
Actual		$1,000.00	$1,007.80	$.15
Hypothetical-C		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .03% and the expenses paid in the actual and hypothetical examples above would have been $.15 and $.15, respectively.

Distributions (Unaudited)

A total of 62.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $514,132 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

SDX-ANN-1018
1.9884842.100

Fidelity® Short-Term Bond Index Fund Institutional Class and Institutional Premium Class Annual Report August 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Short-Term Bond Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Index Fund - Institutional Class on October 18, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$9,968	Fidelity® Short-Term Bond Index Fund - Institutional Class
$9,990	Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds dipped below the waterline for the 12 months ending August 31, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned -1.05% for the year. Longer-term bond yields declined through September 2017, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then generally advanced through mid-May, driven by three policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Longer-term yields moderated slightly by August 31, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly due to escalating trade tension. Within the Bloomberg Barclays index, asset-backed securities (+0.32%) topped all major market segments, followed by other securitized sectors. Conversely, safe-haven U.S. Treasury securities returned -1.54% and corporate bonds returned -1.01%. Outside the index, riskier, non-core fixed-income segments generally posted gains, while Treasury Inflation-Protected Securities (TIPS) rose 0.83%, according to Bloomberg Barclays, due to expectations for higher inflation.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   Since the fund’s inception on October 18, 2017, through August 31, 2018, its share classes returned about -0.30%, nearly in line, net of fees, with the -0.10% return of the Bloomberg Barclays 1-5 Year Government/Credit Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. During the reporting period, short-term bond returns were hurt by rising market interest rates and expectations for further policy interest rate increases amid concerns about inflation, as well as by the Fed’s moves to begin reducing the $4.5 trillion in government securities it accumulated as part of the quantitative easing program it deployed to battle the recession and financial crisis a decade ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  In July, the Board of Trustees approved a proposal to consolidate the Fund’s share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity Short-Term Bond Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .03% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	67.1%
AAA	5.2%
AA	4.5%
A	9.8%
BBB	12.5%
BB and Below	0.2%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	27.4%
U.S. Government and U.S. Government Agency Obligations	67.1%
Other Investments	5.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.2%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.3%
American Honda Finance Corp. 1.95% 7/20/20	$50,000	$49,034
General Motors Financial Co., Inc.:
3.15% 6/30/22	30,000	29,220
3.25% 1/5/23	50,000	48,432
4.15% 6/19/23	90,000	89,757
4.25% 5/15/23	70,000	70,255
		286,698
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	46,000	45,615
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp. 2.625% 1/15/22	53,000	51,924
Household Durables - 0.0%
Newell Brands, Inc. 3.15% 4/1/21	33,000	32,508
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc.:
2.4% 2/22/23	200,000	193,293
3.3% 12/5/21	37,000	37,290
		230,583
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.579% 7/23/20	46,000	46,134
Comcast Corp. 1.625% 1/15/22	31,000	29,399
Discovery Communications LLC 3.25% 4/1/23	60,000	58,285
NBCUniversal, Inc. 2.875% 1/15/23	75,000	73,390
Time Warner, Inc. 4.875% 3/15/20	66,000	67,628
Walt Disney Co.:
1.65% 1/8/19	190,000	189,357
2.45% 3/4/22	25,000	24,395
		488,588
Multiline Retail - 0.1%
Dollar Tree, Inc. 3.7% 5/15/23	50,000	49,637
Specialty Retail - 0.1%
Home Depot, Inc. 2.625% 6/1/22	108,000	106,142

TOTAL CONSUMER DISCRETIONARY		1,291,695

CONSUMER STAPLES - 1.7%
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.3% 2/1/23	156,000	154,772
Anheuser-Busch InBev Worldwide, Inc. 2.5% 7/15/22	50,000	48,485
Constellation Brands, Inc. 2.7% 5/9/22	25,000	24,234
Maple Escrow Subsidiary, Inc. 4.057% 5/25/23 (a)	80,000	80,452
Molson Coors Brewing Co. 2.25% 3/15/20	48,000	47,367
PepsiCo, Inc.:
2% 4/15/21	55,000	53,706
3.125% 11/1/20	50,000	50,261
The Coca-Cola Co. 1.875% 10/27/20	75,000	73,464
		532,741
Food & Staples Retailing - 0.2%
Walmart, Inc.:
2.35% 12/15/22	41,000	39,805
3.4% 6/26/23	140,000	141,675
		181,480
Food Products - 0.4%
Campbell Soup Co. 3.65% 3/15/23	125,000	122,207
General Mills, Inc.:
2.6% 10/12/22	50,000	48,342
3.7% 10/17/23	62,000	61,997
H.J. Heinz Co. 4% 6/15/23	30,000	30,050
Kraft Foods Group, Inc. 3.5% 6/6/22	32,000	31,886
McCormick & Co., Inc. 2.7% 8/15/22	23,000	22,388
		316,870
Household Products - 0.1%
Procter & Gamble Co. 1.9% 10/23/20	51,000	50,004
Tobacco - 0.4%
Altria Group, Inc. 2.625% 1/14/20	58,000	57,757
Bat Capital Corp.:
2.297% 8/14/20 (a)	45,000	44,181
2.764% 8/15/22 (a)	52,000	50,372
Philip Morris International, Inc.:
2% 2/21/20	57,000	56,251
2.5% 11/2/22	64,000	61,842
Reynolds American, Inc. 4% 6/12/22	80,000	80,970
		351,373

TOTAL CONSUMER STAPLES		1,432,468

ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Anadarko Petroleum Corp. 4.85% 3/15/21	15,000	15,466
BP Capital Markets PLC:
2.5% 11/6/22	60,000	58,122
4.5% 10/1/20	130,000	133,683
Chevron Corp.:
2.1% 5/16/21	125,000	122,269
2.355% 12/5/22	63,000	61,025
Enbridge, Inc. 2.9% 7/15/22	223,000	217,410
Energy Transfer Partners LP 4.15% 10/1/20	100,000	101,324
Enterprise Products Operating LP:
4.05% 2/15/22	80,000	81,598
5.2% 9/1/20	43,000	44,680
Exxon Mobil Corp. 2.222% 3/1/21	94,000	92,526
Kinder Morgan, Inc. 3.15% 1/15/23	61,000	59,863
MPLX LP 3.375% 3/15/23	200,000	196,765
Petroleos Mexicanos:
3.5% 1/30/23	86,000	81,042
5.375% 3/13/22	140,000	143,080
Plains All American Pipeline LP/PAA Finance Corp. 2.6% 12/15/19	33,000	32,738
Shell International Finance BV:
1.75% 9/12/21	100,000	96,369
2.375% 8/21/22	50,000	48,627
Total Capital International SA 2.75% 6/19/21	100,000	99,339
Williams Partners LP 3.6% 3/15/22	37,000	36,915
		1,722,841
FINANCIALS - 12.2%
Banks - 6.5%
Australia & New Zealand Banking Group Ltd. 2.3% 6/1/21	250,000	243,477
Bank of America Corp.:
2.328% 10/1/21 (b)	100,000	97,925
2.881% 4/24/23 (b)	190,000	185,200
5% 5/13/21	60,000	62,728
Bank of Montreal 1.9% 8/27/21	82,000	79,000
Bank of Nova Scotia 2.7% 3/7/22	100,000	97,909
Barclays PLC 2.75% 11/8/19	200,000	198,936
BB&T Corp. 2.15% 2/1/21	50,000	48,824
Citigroup, Inc.:
2.65% 10/26/20	100,000	98,833
2.7% 3/30/21	162,000	159,610
2.7% 10/27/22	40,000	38,645
3.142% 1/24/23 (b)	100,000	98,562
Comerica, Inc. 3.7% 7/31/23	100,000	100,264
Corporacion Andina de Fomento 2.2% 7/18/20	46,000	45,112
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	249,393
Credit Suisse New York Branch 5.4% 1/14/20	300,000	308,449
European Investment Bank 1.625% 8/14/20	115,000	112,540
Fifth Third Bancorp 2.6% 6/15/22	30,000	29,046
HSBC Holdings PLC:
3.4% 3/8/21	200,000	200,012
4% 3/30/22	37,000	37,645
HSBC U.S.A., Inc. 2.75% 8/7/20	100,000	99,345
Huntington Bancshares, Inc. 2.3% 1/14/22	40,000	38,495
Japan Bank International Cooperation 1.75% 5/28/20	200,000	196,156
JPMorgan Chase & Co.:
2.25% 1/23/20	268,000	265,291
2.295% 8/15/21	606,000	590,627
3.2% 1/25/23	47,000	46,517
KeyCorp. 5.1% 3/24/21	78,000	81,501
Lloyds Bank PLC 3.3% 5/7/21	200,000	199,936
Mitsubishi UFJ Financial Group, Inc. 2.95% 3/1/21	200,000	197,944
Osterreichische Kontrollbank AG 2.875% 9/7/21	75,000	74,957
PNC Funding Corp. 5.125% 2/8/20	150,000	154,450
Rabobank (Netherlands) NV 3.875% 2/8/22	71,000	71,972
Regions Financial Corp. 2.75% 8/14/22	135,000	130,912
Royal Bank of Canada 2.75% 2/1/22	35,000	34,430
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	20,000	19,434
Sumitomo Mitsui Financial Group, Inc.:
2.784% 7/12/22	67,000	65,257
2.934% 3/9/21	38,000	37,610
3.748% 7/19/23	115,000	115,569
SunTrust Bank 2.25% 1/31/20	56,000	55,426
Synchrony Bank 3% 6/15/22	250,000	240,639
The Toronto-Dominion Bank 1.8% 7/13/21	41,000	39,477
U.S. Bancorp 2.625% 1/24/22	36,000	35,305
Wells Fargo & Co.:
2.5% 3/4/21	85,000	83,373
2.625% 7/22/22	50,000	48,388
Westpac Banking Corp.:
2.5% 6/28/22	37,000	35,717
3.65% 5/15/23	60,000	60,385
		5,511,223
Capital Markets - 2.0%
Bank New York Mellon Corp.:
2.05% 5/3/21	92,000	89,522
2.5% 4/15/21	38,000	37,392
BlackRock, Inc. 3.375% 6/1/22	35,000	35,367
Deutsche Bank AG 2.7% 7/13/20	133,000	130,196
Deutsche Bank AG New York Branch:
3.375% 5/12/21	42,000	41,229
3.95% 2/27/23	200,000	194,559
Goldman Sachs Group, Inc.:
2.625% 4/25/21	160,000	157,069
2.905% 7/24/23 (b)	45,000	43,679
3% 4/26/22	72,000	70,732
3.2% 2/23/23	200,000	196,450
IntercontinentalExchange, Inc. 2.35% 9/15/22	125,000	120,491
Moody's Corp. 2.75% 12/15/21	27,000	26,488
Morgan Stanley:
2.75% 5/19/22	49,000	47,773
3.125% 1/23/23	240,000	235,858
4.875% 11/1/22	130,000	135,418
5.75% 1/25/21	100,000	105,572
		1,667,795
Consumer Finance - 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 10/30/20	150,000	153,372
American Express Credit Corp.:
2.2% 3/3/20	137,000	135,325
2.6% 9/14/20	42,000	41,664
Capital One Financial Corp.:
2.5% 5/12/20	147,000	145,484
3.2% 1/30/23	255,000	248,763
Ford Motor Credit Co. LLC:
2.262% 3/28/19	200,000	199,006
3.47% 4/5/21	200,000	196,376
Toyota Motor Credit Corp.:
1.95% 4/17/20	69,000	67,935
2.15% 9/8/22	44,000	42,191
		1,230,116
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. 2.2% 3/15/21	85,000	83,624
Broadcom Corp./Broadcom Cayman LP:
2.375% 1/15/20	45,000	44,518
2.65% 1/15/23	30,000	28,381
3% 1/15/22	11,000	10,725
Export Development Canada 2% 5/17/22	35,000	33,898
General Electric Capital Corp. 2.2% 1/9/20	79,000	78,213
International Finance Corp. 2.25% 1/25/21	80,000	78,983
KfW:
1.5% 9/9/19	116,000	114,770
1.75% 3/31/20	100,000	98,533
1.75% 9/15/21	330,000	319,374
2.125% 3/7/22	77,000	75,037
2.375% 12/29/22	272,000	265,913
4% 1/27/20	200,000	203,502
Svensk Exportkredit AB 1.875% 6/23/20	200,000	196,642
		1,632,113
Insurance - 0.3%
ACE INA Holdings, Inc. 2.875% 11/3/22	55,000	54,097
American International Group, Inc.:
3.3% 3/1/21	38,000	37,981
4.875% 6/1/22	65,000	68,106
Marsh & McLennan Companies, Inc. 2.75% 1/30/22	96,000	94,007
		254,191

TOTAL FINANCIALS		10,295,438

HEALTH CARE - 2.8%
Biotechnology - 0.4%
AbbVie, Inc. 2.3% 5/14/21	50,000	48,738
Amgen, Inc. 2.65% 5/11/22	110,000	107,167
Celgene Corp. 3.25% 2/20/23	135,000	132,831
Gilead Sciences, Inc. 1.85% 9/20/19	100,000	99,079
		387,815
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 2.9% 11/30/21	34,000	33,630
Becton, Dickinson & Co. 2.404% 6/5/20	50,000	49,177
Medtronic, Inc. 2.5% 3/15/20	100,000	99,351
		182,158
Health Care Providers & Services - 1.0%
Anthem, Inc. 2.95% 12/1/22	25,000	24,375
Cardinal Health, Inc. 2.616% 6/15/22	140,000	134,353
CVS Health Corp.:
2.125% 6/1/21	38,000	36,800
3.35% 3/9/21	48,000	48,012
3.7% 3/9/23	205,000	204,442
Express Scripts Holding Co. 3.05% 11/30/22	50,000	48,669
UnitedHealth Group, Inc.:
2.125% 3/15/21	40,000	39,078
2.375% 10/15/22	21,000	20,268
3.5% 6/15/23	200,000	201,314
WellPoint, Inc. 2.25% 8/15/19	63,000	62,673
		819,984
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 3% 4/15/23	60,000	58,414
Pharmaceuticals - 1.1%
Actavis Funding SCS 3% 3/12/20	255,000	254,304
AstraZeneca PLC 2.375% 6/12/22	27,000	26,039
Bayer U.S. Finance II LLC 2.125% 7/15/19 (a)	60,000	59,627
GlaxoSmithKline Capital PLC 3.125% 5/14/21	100,000	100,129
Johnson & Johnson 2.25% 3/3/22	88,000	86,092
Merck & Co., Inc. 2.35% 2/10/22	74,000	72,428
Novartis Capital Corp. 2.4% 9/21/22	33,000	32,004
Pfizer, Inc. 2.2% 12/15/21	90,000	87,964
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	190,000	183,598
		902,185

TOTAL HEALTH CARE		2,350,556

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.6%
General Dynamics Corp. 3% 5/11/21	200,000	199,592
Northrop Grumman Corp. 2.55% 10/15/22	23,000	22,283
Rockwell Collins, Inc. 2.8% 3/15/22	66,000	64,421
The Boeing Co. 2.8% 3/1/23	60,000	59,210
United Technologies Corp.:
3.1% 6/1/22	28,000	27,663
3.65% 8/16/23	140,000	140,454
		513,623
Air Freight & Logistics - 0.1%
United Parcel Service, Inc.:
2.05% 4/1/21	64,000	62,576
2.5% 4/1/23	60,000	58,103
		120,679
Electrical Equipment - 0.0%
Eaton Corp. 2.75% 11/2/22	30,000	29,271
Industrial Conglomerates - 0.1%
General Electric Co. 2.7% 10/9/22	33,000	32,176
Honeywell International, Inc. 1.85% 11/1/21	30,000	28,860
		61,036
Machinery - 0.4%
Caterpillar Financial Services Corp.:
1.85% 9/4/20	51,000	49,939
3.45% 5/15/23	130,000	130,979
John Deere Capital Corp.:
1.95% 6/22/20	57,000	56,093
2.7% 1/6/23	74,000	72,275
		309,286
Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 3.05% 9/1/22	34,000	33,762
Union Pacific Corp. 2.75% 4/15/23	50,000	48,622
		82,384
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.125% 1/15/20	52,000	51,292
3.875% 7/3/23	110,000	109,361
International Lease Finance Corp. 5.875% 8/15/22	75,000	79,856
		240,509

TOTAL INDUSTRIALS		1,356,788

INFORMATION TECHNOLOGY - 2.5%
Communications Equipment - 0.3%
Cisco Systems, Inc.:
1.85% 9/20/21	215,000	208,143
2.45% 6/15/20	50,000	49,697
		257,840
Electronic Equipment & Components - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	288,000	292,888
IT Services - 0.3%
IBM Corp.:
1.875% 5/15/19	100,000	99,508
2.5% 1/27/22	100,000	97,740
Visa, Inc. 2.15% 9/15/22	43,000	41,394
		238,642
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 2.95% 1/12/21	125,000	124,304
Intel Corp.:
1.85% 5/11/20	61,000	60,113
2.45% 7/29/20	23,000	22,852
Qualcomm, Inc. 3% 5/20/22	38,000	37,529
		244,798
Software - 0.6%
Microsoft Corp.:
1.55% 8/8/21	133,000	128,102
1.85% 2/6/20	74,000	73,192
2.4% 2/6/22	62,000	60,901
Oracle Corp.:
1.9% 9/15/21	36,000	34,839
2.625% 2/15/23	190,000	185,326
3.875% 7/15/20	58,000	59,040
		541,400
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
1.8% 5/11/20	76,000	74,805
2.1% 9/12/22	124,000	119,545
2.25% 2/23/21	45,000	44,367
2.4% 1/13/23	250,000	242,897
2.7% 5/13/22	36,000	35,664
		517,278

TOTAL INFORMATION TECHNOLOGY		2,092,846

MATERIALS - 0.7%
Chemicals - 0.6%
Eastman Chemical Co. 2.7% 1/15/20	49,000	48,773
Ecolab, Inc. 3.25% 1/14/23	76,000	75,601
Sherwin-Williams Co. 2.75% 6/1/22	96,000	93,422
The Dow Chemical Co. 3% 11/15/22	80,000	78,331
The Mosaic Co. 3.25% 11/15/22	200,000	196,211
		492,338
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd. 2.875% 2/24/22	55,000	54,368

TOTAL MATERIALS		546,706

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp. 2.25% 1/15/22	31,000	29,709
Boston Properties, Inc. 4.125% 5/15/21	47,000	47,960
Duke Realty LP 4.375% 6/15/22	21,000	21,633
ERP Operating LP 4.625% 12/15/21	32,000	33,175
Health Care REIT, Inc. 3.75% 3/15/23	31,000	30,914
Simon Property Group LP 2.625% 6/15/22	170,000	165,916
		329,307
Real Estate Management & Development - 0.0%
Liberty Property LP 4.125% 6/15/22	18,000	18,370
Ventas Realty LP/Ventas Capital Corp. 4.25% 3/1/22	15,000	15,319
		33,689

TOTAL REAL ESTATE		362,996

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
2.8% 2/17/21	70,000	69,199
3.2% 3/1/22	115,000	113,684
3.8% 3/15/22	48,000	48,400
4.6% 2/15/21	40,000	41,048
Telefonica Emisiones S.A.U. 5.462% 2/16/21	100,000	104,692
Verizon Communications, Inc.:
1.75% 8/15/21	52,000	49,983
2.946% 3/15/22	260,000	256,441
		683,447
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 3.75% 1/16/24	60,000	59,490

TOTAL TELECOMMUNICATION SERVICES		742,937

UTILITIES - 0.9%
Electric Utilities - 0.4%
Baltimore Gas & Electric Co. 3.5% 11/15/21	82,000	82,405
Duke Energy Corp. 2.4% 8/15/22	102,000	98,219
Eversource Energy 2.75% 3/15/22	24,000	23,508
Exelon Corp. 3.497% 6/1/22 (b)	22,000	21,731
Southern Co. 2.35% 7/1/21	85,000	82,464
		308,327
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	70,000	68,771
Dominion Resources, Inc. 2.579% 7/1/20 (b)	49,000	48,327
NiSource, Inc. 3.65% 6/15/23 (a)	100,000	99,956
Public Service Enterprise Group, Inc. 2.65% 11/15/22	96,000	92,580
Sempra Energy:
2.4% 3/15/20	46,000	45,403
2.9% 2/1/23	107,000	103,545
		458,582

TOTAL UTILITIES		766,909

TOTAL NONCONVERTIBLE BONDS
(Cost $23,105,009)		22,962,180

U.S. Government and Government Agency Obligations - 67.1%
U.S. Government Agency Obligations - 2.6%
Fannie Mae:
0% 10/9/19	$230,000	$223,495
1.5% 11/30/20	211,000	205,586
2.375% 1/19/23	380,000	373,226
Federal Home Loan Bank:
1.125% 7/14/21	525,000	502,197
1.375% 9/28/20	200,000	194,798
1.5% 10/21/19	85,000	84,037
1.875% 11/29/21	95,000	92,476
Freddie Mac:
1.375% 5/1/20	195,000	191,121
1.625% 9/29/20	150,000	146,921
2.75% 6/19/23	115,000	114,484
Tennessee Valley Authority 3.875% 2/15/21	49,000	50,258

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,178,599

U.S. Treasury Obligations - 64.5%
U.S. Treasury Notes:
0.75% 7/15/19	75,000	73,922
0.75% 8/15/19	70,000	68,884
0.875% 4/15/19	71,000	70,379
1% 11/30/18	331,000	330,119
1% 10/15/19	643,000	632,300
1.125% 2/28/21	1,410,000	1,357,511
1.125% 7/31/21	19,000	18,167
1.125% 8/31/21	161,000	153,724
1.125% 9/30/21	8,000	7,628
1.25% 4/30/19	25,000	24,821
1.25% 6/30/19	70,000	69,338
1.25% 10/31/19	4,000	3,943
1.25% 1/31/20	219,000	215,048
1.25% 3/31/21	34,000	32,799
1.25% 10/31/21	93,000	88,906
1.375% 9/30/19	207,000	204,534
1.375% 12/15/19	128,000	126,115
1.375% 1/15/20	41,000	40,353
1.375% 2/15/20	760,000	747,056
1.375% 3/31/20	4,000	3,925
1.375% 9/15/20	644,000	628,001
1.375% 9/30/20	2,000	1,949
1.375% 10/31/20	184,000	179,077
1.375% 1/31/21	250,000	242,461
1.375% 4/30/21	309,000	298,656
1.5% 12/31/18	478,000	476,956
1.5% 5/31/19	34,000	33,777
1.5% 10/31/19	152,000	150,207
1.5% 4/15/20	175,000	171,972
1.5% 5/15/20	98,000	96,189
1.5% 5/31/20	600,000	588,609
1.5% 6/15/20	343,000	336,341
1.5% 7/15/20	297,000	290,921
1.5% 8/15/20	219,000	214,312
1.625% 6/30/19	210,000	208,614
1.625% 12/31/19	84,000	82,980
1.625% 3/15/20	308,000	303,560
1.625% 10/15/20	2,108,000	2,063,617
1.625% 8/31/22	1,624,000	1,555,868
1.75% 11/30/19	572,000	566,548
1.75% 11/15/20	4,733,000	4,640,928
1.75% 12/31/20	49,000	47,995
1.75% 11/30/21	169,000	163,950
1.75% 2/28/22	543,000	525,480
1.75% 4/30/22	164,000	158,427
1.75% 5/31/22	7,375,000	7,117,165
1.75% 6/30/22	647,000	623,900
1.875% 12/31/19	647,000	641,212
1.875% 12/15/20	464,000	455,916
1.875% 1/31/22	1,582,000	1,538,371
1.875% 2/28/22	112,000	108,841
1.875% 3/31/22	554,000	537,899
1.875% 4/30/22	2,195,000	2,129,750
1.875% 7/31/22	129,000	124,883
1.875% 9/30/22	661,000	639,001
2% 1/31/20	2,656,000	2,635,457
2% 7/31/20	156,000	154,196
2% 1/15/21	415,000	408,629
2% 10/31/21	33,000	32,290
2% 12/31/21	64,000	62,538
2% 10/31/22	1,146,000	1,112,605
2% 11/30/22	1,147,000	1,112,948
2.125% 12/31/22	1,281,000	1,248,525
2.25% 2/29/20	1,687,000	1,678,960
2.25% 3/31/20	4,264,000	4,241,014
2.25% 2/15/21	307,000	303,870
2.375% 4/30/20	869,000	865,673
2.375% 12/31/20	55,000	54,641
2.375% 3/15/21	1,506,000	1,494,705
2.375% 4/15/21	615,000	610,171
2.375% 1/31/23	531,000	522,848
2.5% 5/31/20	1,419,000	1,416,007
2.5% 3/31/23	296,000	292,855
2.625% 5/15/21	295,000	294,470
2.625% 6/15/21	237,000	236,565
2.625% 2/28/23	360,000	358,242
2.625% 6/30/23	2,059,000	2,047,338
2.75% 4/30/23	168,000	167,993
2.75% 5/31/23	104,000	104,020

TOTAL U.S. TREASURY OBLIGATIONS		53,670,365

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $55,958,906)		55,848,964

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province 2.2% 7/26/22	$26,000	$25,103
Canadian Government 1.625% 2/27/19	80,000	79,694
Export Development Canada 2.75% 3/15/23	150,000	149,061
Hungarian Republic 4% 3/25/19	86,000	86,470
Manitoba Province 2.125% 5/4/22	27,000	26,047
Ontario Province:
1.25% 6/17/19	109,000	107,804
2.55% 2/12/21	150,000	148,457
Polish Government 5% 3/23/22	59,000	62,177
Province of Quebec 2.375% 1/31/22	211,000	206,377
United Mexican States 3.625% 3/15/22	62,000	62,087
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $960,562)		953,277

Supranational Obligations - 3.1%
African Development Bank 1.875% 3/16/20	150,000	148,100
Asian Development Bank:
1.75% 9/13/22	57,000	54,538
2.25% 1/20/21	52,000	51,334
2.75% 3/17/23	230,000	228,457
European Bank for Reconstruction and Development 2% 2/1/21	100,000	98,115
European Investment Bank:
2% 3/15/21	164,000	160,698
2% 12/15/22	82,000	78,959
2.375% 5/13/21	410,000	405,178
2.375% 6/15/22	100,000	97,783
2.875% 8/15/23	60,000	59,803
Inter-American Development Bank:
1.875% 3/15/21	138,000	134,866
2.5% 1/18/23	240,000	236,178
2.625% 4/19/21	67,000	66,664
International Bank for Reconstruction & Development:
1.125% 11/27/19	100,000	98,177
1.125% 8/10/20	150,000	145,561
2% 1/26/22	64,000	62,189
2.125% 12/13/21	160,000	156,414
2.75% 7/23/21	100,000	99,804
International Finance Corp. 2% 10/24/22	90,000	86,868
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,486,365)		2,469,686

Bank Notes - 0.8%
Bank of Nova Scotia 2.45% 9/19/22	33,000	31,893
BNP Paribas 5% 1/15/21	100,000	104,012
Svenska Handelsbanken AB 3.35% 5/24/21	250,000	250,712
Wells Fargo Bank NA 2.4% 1/15/20	269,000	267,421
TOTAL BANK NOTES
(Cost $654,134)		654,038
	Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 1.97% (c)
(Cost $287,307)	287,249	287,307
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $83,452,283)		83,175,452
NET OTHER ASSETS (LIABILITIES) - 0.1%		84,993
NET ASSETS - 100%		$83,260,445

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $627,476 or 0.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,657
Total	$3,657

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$22,962,180	$--	$22,962,180	$--
U.S. Government and Government Agency Obligations	55,848,964	--	55,848,964	--
Foreign Government and Government Agency Obligations	953,277	--	953,277	--
Supranational Obligations	2,469,686	--	2,469,686	--
Bank Notes	654,038	--	654,038	--
Money Market Funds	287,307	287,307	--	--
Total Investments in Securities:	$83,175,452	$287,307	$82,888,145	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Multi-National	3.4%
Canada	1.7%
Germany	1.4%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $83,164,976)	$82,888,145
Fidelity Central Funds (cost $287,307)	287,307
Total Investment in Securities (cost $83,452,283)		$83,175,452
Cash		182,680
Receivable for investments sold		2,090,409
Receivable for fund shares sold		312,850
Interest receivable		454,272
Distributions receivable from Fidelity Central Funds		1,060
Total assets		86,216,723
Liabilities
Payable for investments purchased	$2,908,266
Payable for fund shares redeemed	36,509
Distributions payable	9,571
Accrued management fee	1,932
Total liabilities		2,956,278
Net Assets		$83,260,445
Net Assets consist of:
Paid in capital		$83,583,735
Undistributed net investment income		110,752
Accumulated undistributed net realized gain (loss) on investments		(157,211)
Net unrealized appreciation (depreciation) on investments		(276,831)
Net Assets		$83,260,445
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,387,851 ÷ 141,399 shares)		$9.82
Premium Class:
Net Asset Value, offering price and redemption price per share ($68,137,608 ÷ 6,942,099 shares)		$9.82
Institutional Class:
Net Asset Value, offering price and redemption price per share ($9,984,059 ÷ 1,017,256 shares)		$9.81
Institutional Premium Class:
Net Asset Value, offering price and redemption price per share ($3,750,927 ÷ 382,183 shares)		$9.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 18, 2017 (commencement of operations) to August 31, 2018
Investment Income
Interest		$787,697
Income from Fidelity Central Funds		3,657
Total income		791,354
Expenses
Management fee	$9,898
Transfer agent fees	7,479
Independent trustees' fees and expenses	106
Commitment fees	35
Total expenses before reductions	17,518
Expense reductions	(453)
Total expenses after reductions		17,065
Net investment income (loss)		774,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(196,179)
Fidelity Central Funds	(47)
Total net realized gain (loss)		(196,226)
Change in net unrealized appreciation (depreciation) on investment securities		(276,831)
Net gain (loss)		(473,057)
Net increase (decrease) in net assets resulting from operations		$301,232

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 18, 2017 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$774,289
Net realized gain (loss)	(196,226)
Change in net unrealized appreciation (depreciation)	(276,831)
Net increase (decrease) in net assets resulting from operations	301,232
Distributions to shareholders from net investment income	(627,198)
Share transactions - net increase (decrease)	83,586,411
Total increase (decrease) in net assets	83,260,445
Net Assets
Beginning of period	–
End of period	$83,260,445
Other Information
Undistributed net investment income end of period	$110,752

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Index Fund Investor Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.196
Net realized and unrealized gain (loss)	(.226)
Total from investment operations	(.030)
Distributions from net investment income	(.150)
Total distributions	(.150)
Net asset value, end of period	$9.82
Total ReturnC,D	(.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.13%G
Expenses net of fee waivers, if any	.13%G
Expenses net of all reductions	.13%G
Net investment income (loss)	2.26%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,388
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Index Fund Premium Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.195
Net realized and unrealized gain (loss)	(.219)
Total from investment operations	(.024)
Distributions from net investment income	(.156)
Total distributions	(.156)
Net asset value, end of period	$9.82
Total ReturnC,D	(.23)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%G
Expenses net of fee waivers, if any	.05%G
Expenses net of all reductions	.05%G
Net investment income (loss)	2.34%G
Supplemental Data
Net assets, end of period (000 omitted)	$68,138
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Index Fund Institutional Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.197
Net realized and unrealized gain (loss)	(.230)
Total from investment operations	(.033)
Distributions from net investment income	(.157)
Total distributions	(.157)
Net asset value, end of period	$9.81
Total ReturnC,D	(.32)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.04%G
Expenses net of all reductions	.04%G
Net investment income (loss)	2.35%G
Supplemental Data
Net assets, end of period (000 omitted)	$9,984
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Index Fund Institutional Premium Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.201
Net realized and unrealized gain (loss)	(.233)
Total from investment operations	(.032)
Distributions from net investment income	(.158)
Total distributions	(.158)
Net asset value, end of period	$9.81
Total ReturnC,D	(.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%G
Expenses net of fee waivers, if any	.03%G
Expenses net of all reductions	.03%G
Net investment income (loss)	2.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,751
Portfolio turnover rateH	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Short-Term Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class, Institutional Class and Institutional Premium Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$80,879
Gross unrealized depreciation	(285,416)
Net unrealized appreciation (depreciation)	$(204,537)
Tax Cost	$83,379,989

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,893
Capital loss carryforward	$(125,645)
Net unrealized appreciation (depreciation) on securities and other investments	$(204,537)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(125,645)
Total capital loss carryforward	$(125,645)

The tax character of distributions paid was as follows:

August 31, 2018(a)
Ordinary Income	$627,198

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $27,586,384 and $369,495, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .03% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the amended expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .03% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .14%, .06%, .04% and .03% for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12%, .035% and .015% of class-level average net assets for Investor Class, Premium Class, Institutional Class and Institutional Premium Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class, Institutional Class and Institutional Premium Class do not pay transfer agent fees. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid all or a portion of the transfer agent fees at an annual rate of .11%, .03% and .01%, of class-level average net assets, respectively, and Institutional Premium Class did not pay transfer agent fees.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$1,168
Premium Class	5,950
Institutional Class	361
$7,479

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $453.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended August 31, 2018(a)
From net investment income
Investor Class	$19,528
Premium Class	480,658
Institutional Class	84,167
Institutional Premium Class	42,845
Total	$627,198

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended August 31, 2018(a)	Year ended August 31, 2018(a)
Investor Class
Shares sold	816,488	$8,080,151
Reinvestment of distributions	1,920	18,964
Shares redeemed	(677,009)	(6,677,252)
Net increase (decrease)	141,399	$1,421,863
Premium Class
Shares sold	8,152,320	$80,261,133
Reinvestment of distributions	44,680	438,873
Shares redeemed	(1,254,901)	(12,349,778)
Net increase (decrease)	6,942,099	$68,350,228
Institutional Class
Shares sold	1,043,740	$10,275,467
Reinvestment of distributions	8,564	84,160
Shares redeemed	(35,048)	(343,684)
Net increase (decrease)	1,017,256	$10,015,943
Institutional Premium Class
Shares sold	380,182	$3,778,545
Reinvestment of distributions	4,322	42,550
Shares redeemed	(2,321)	(22,718)
Net increase (decrease)	382,183	$3,798,377

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short-Term Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 18, 2017 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 18, 2017 (commencement of operations) to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period-B March 1, 2018 to August 31, 2018
Investor Class	.11%
Actual		$1,000.00	$1,008.40	$.56**
Hypothetical-C		$1,000.00	$1,024.65	$.56**
Premium Class	.05%
Actual		$1,000.00	$1,008.70	$.25
Hypothetical-C		$1,000.00	$1,024.95	$.26
Institutional Class	.04%
Actual		$1,000.00	$1,007.80	$.20
Hypothetical-C		$1,000.00	$1,025.00	$.20
Institutional Premium Class	.03%
Actual		$1,000.00	$1,007.80	$.15
Hypothetical-C		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .03% and the expenses paid in the actual and hypothetical examples above would have been $.15 and $.15, respectively.

Distributions (Unaudited)

A total of 62.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $514,132 of distributions paid during the period January 1, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

SDX-I-ANN-1018
1.9884849.100

Fidelity® Sustainability Bond Index Fund Investor Class and Premium Class Annual Report August 31, 2018

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to shareholders:  In July, the Board of Trustees approved a proposal to consolidate the Fund’s share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity Sustainability Bond Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .10% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	69.5%
AAA	2.8%
AA	0.7%
A	10.0%
BBB	16.3%
BB and Below	1.0%
Not Rated	0.4%
Short-Term Investments and Net Other Assets*	(0.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	24.3%
U.S. Government and U.S. Government Agency Obligations	69.5%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	0.9%
Municipal Bonds	0.4%
Other Investments	5.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(2.7)%

 * Foreign investments - 6.6%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.0%
Hotels, Restaurants & Leisure - 0.8%
McDonald's Corp. 3.7% 1/30/26	$155,000	$154,272
Starbucks Corp. 3.8% 8/15/25	50,000	49,963
		204,235
Media - 1.1%
Discovery Communications LLC 4.375% 6/15/21	149,000	151,812
Time Warner, Inc. 4.75% 3/29/21	150,000	154,626
		306,438
Multiline Retail - 0.1%
Target Corp. 3.9% 11/15/47	25,000	23,738

TOTAL CONSUMER DISCRETIONARY		534,411

CONSUMER STAPLES - 0.6%
Food Products - 0.6%
H.J. Heinz Co. 3.95% 7/15/25	169,000	166,335
ENERGY - 4.1%
Energy Equipment & Services - 0.3%
Halliburton Co. 5% 11/15/45	86,000	91,413
Oil, Gas & Consumable Fuels - 3.8%
Apache Corp. 3.25% 4/15/22	140,000	138,535
ConocoPhillips Co. 6.5% 2/1/39	95,000	123,166
Devon Energy Corp. 3.25% 5/15/22	139,000	136,945
Kinder Morgan, Inc. 4.3% 3/1/28	183,000	181,364
MPLX LP 4.875% 12/1/24	152,000	157,814
ONEOK, Inc. 7.5% 9/1/23	119,000	136,658
Williams Partners LP 4.3% 3/4/24	149,000	150,773
		1,025,255

TOTAL ENERGY		1,116,668

FINANCIALS - 6.7%
Banks - 2.6%
Bank of America Corp.:
3.55% 3/5/24 (a)	250,000	248,078
4.271% 7/23/29 (a)	60,000	60,406
Citigroup, Inc. 4.65% 7/23/48	65,000	66,243
JPMorgan Chase & Co.:
3.559% 4/23/24 (a)	285,000	283,592
4.203% 7/23/29 (a)	30,000	30,099
Osterreichische Kontrollbank AG 2.875% 9/7/21	20,000	19,989
		708,407
Capital Markets - 2.3%
Deutsche Bank AG New York Branch 4.25% 10/14/21	148,000	147,306
Goldman Sachs Group, Inc. 6.75% 10/1/37	180,000	217,219
IntercontinentalExchange, Inc. 3.75% 9/21/28	20,000	19,952
Morgan Stanley:
3.625% 1/20/27	38,000	36,573
3.737% 4/24/24 (a)	200,000	199,215
		620,265
Consumer Finance - 0.8%
Capital One Financial Corp. 3.8% 1/31/28	68,000	64,711
Discover Financial Services 3.85% 11/21/22	141,000	140,478
		205,189
Diversified Financial Services - 0.0%
AXA Equitable Holdings, Inc. 5% 4/20/48 (b)	16,000	15,033
Insurance - 1.0%
ACE INA Holdings, Inc. 3.35% 5/3/26	144,000	141,392
American International Group, Inc. 4.5% 7/16/44	127,000	121,021
		262,413

TOTAL FINANCIALS		1,811,307

HEALTH CARE - 2.4%
Biotechnology - 1.3%
AbbVie, Inc. 3.6% 5/14/25	180,000	175,706
Gilead Sciences, Inc. 3.65% 3/1/26	175,000	173,238
		348,944
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc. 4.375% 3/15/35	157,000	163,833
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc. 6.875% 2/15/38	94,000	126,556

TOTAL HEALTH CARE		639,333

INDUSTRIALS - 2.6%
Air Freight & Logistics - 0.5%
FedEx Corp. 3.25% 4/1/26	152,000	147,211
Electrical Equipment - 0.5%
Eaton Corp. 2.75% 11/2/22	137,000	133,672
Road & Rail - 1.1%
Canadian National Railway Co. 2.75% 3/1/26	141,000	133,688
Union Pacific Corp.:
3.95% 9/10/28	25,000	25,092
4.5% 9/10/48	132,000	134,485
		293,265
Trading Companies & Distributors - 0.5%
Air Lease Corp. 3.75% 2/1/22	138,000	138,397

TOTAL INDUSTRIALS		712,545

INFORMATION TECHNOLOGY - 4.4%
Communications Equipment - 0.6%
Cisco Systems, Inc. 5.5% 1/15/40	135,000	162,240
Electronic Equipment & Components - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (b)	156,000	158,648
IT Services - 0.6%
IBM Corp. 3.45% 2/19/26	166,000	164,868
Software - 1.5%
Microsoft Corp. 3.7% 8/8/46	186,000	179,231
Oracle Corp. 2.65% 7/15/26	242,000	225,831
		405,062
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc. 3.85% 5/4/43	177,000	170,642
Xerox Corp. 4.5% 5/15/21	131,000	132,157
		302,799

TOTAL INFORMATION TECHNOLOGY		1,193,617

MATERIALS - 1.5%
Chemicals - 1.0%
LYB International Finance BV 4% 7/15/23	135,000	135,882
The Mosaic Co. 4.25% 11/15/23	131,000	132,795
		268,677
Containers & Packaging - 0.5%
International Paper Co. 4.75% 2/15/22	136,000	141,285

TOTAL MATERIALS		409,962

TOTAL NONCONVERTIBLE BONDS
(Cost $6,560,357)		6,584,178

U.S. Government and Government Agency Obligations - 40.7%
U.S. Government Agency Obligations - 0.9%
Freddie Mac 2.375% 1/13/22	253,000	249,815
U.S. Treasury Obligations - 39.8%
U.S. Treasury Bonds:
2.5% 2/15/46	$10,000	$9,016
2.75% 11/15/47	13,000	12,303
2.875% 5/15/43	10,000	9,746
3% 5/15/42	23,000	22,959
3% 2/15/48	877,000	872,581
3% 8/15/48	30,000	29,849
3.125% 5/15/48	22,000	22,441
3.75% 11/15/43	230,000	259,496
4.5% 5/15/38	553,000	681,292
5% 5/15/37	10,000	12,982
U.S. Treasury Notes:
0.75% 7/15/19	1,342,000	1,322,709
1.125% 7/31/21	29,000	27,729
1.25% 3/31/21	173,000	166,891
1.375% 9/30/19	11,000	10,869
1.375% 8/31/20	35,000	34,146
1.375% 9/15/20	14,000	13,652
1.375% 9/30/20	11,000	10,719
1.5% 8/15/26	11,000	9,957
1.75% 11/15/20	677,000	663,830
1.875% 7/31/22	24,000	23,234
2% 10/31/22	7,000	6,796
2% 5/31/24	74,000	70,927
2% 11/15/26	57,000	53,489
2.25% 2/15/27	32,000	30,564
2.375% 4/15/21	10,000	9,921
2.5% 5/31/20	1,752,000	1,748,303
2.5% 6/30/20	150,000	149,648
2.5% 3/31/23	36,000	35,618
2.625% 5/15/21	160,000	159,713
2.625% 6/15/21	1,482,000	1,479,279
2.625% 6/30/23	182,000	180,969
2.75% 5/31/23	926,000	926,181
2.75% 7/31/23	105,000	104,996
2.75% 6/30/25	20,000	19,919
2.875% 5/31/25	844,000	847,033
2.875% 5/15/28	666,000	666,104
2.875% 8/15/28	37,000	37,033

TOTAL U.S. TREASURY OBLIGATIONS		10,742,894

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,996,004)		10,992,709

U.S. Government Agency - Mortgage Securities - 30.3%
Fannie Mae - 20.6%
2.5% 12/1/32 to 4/1/47	496,993	480,015
3% 9/1/33 (c)	400,000	397,609
3% 10/1/46 to 2/1/48	1,097,032	1,062,696
3.5% 9/1/33 (c)	100,000	101,060
3.5% 9/1/48 (c)	100,000	99,402
4% 9/1/33 (c)	100,000	102,336
4% 11/1/43 to 3/1/48	992,306	1,012,264
4% 9/1/48 (c)	100,000	101,800
4.5% 7/1/48	95,635	99,351
4.5% 9/1/48 (c)	300,000	311,494
5% 9/1/48 (c)	100,000	105,724
5.5% 7/1/23	100,000	107,211
5.5% 9/1/48 (c)	100,000	107,223
3.5% 1/1/22 to 5/1/48	1,489,547	1,483,357

TOTAL FANNIE MAE		5,571,542

Ginnie Mae - 9.7%
4% 5/20/48	398,696	408,618
3% 2/20/48	597,146	584,683
3.5% 1/20/48 to 7/20/48	800,001	803,327
3.5% 9/1/48 (c)	100,000	100,293
4.5% 8/20/48	200,000	208,066
4.5% 9/1/48 (c)	200,000	207,784
4.5% 9/1/48 (c)	200,000	207,784
5% 12/20/47	95,828	100,919

TOTAL GINNIE MAE		2,621,474

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $8,177,841)		8,193,016

Asset-Backed Securities - 0.1%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23 (Cost $19,997)	$20,000	$20,042

Commercial Mortgage Securities - 1.4%
COMM Mortgage Trust sequential payer Series 2013-CR13 Class A3, 3.928% 11/10/46	130,000	133,762
Freddie Mac:
sequential payer Series K057 Class A2, 2.57% 7/25/26	80,000	76,219
Series K068 Class A2, 3.244% 8/25/27	70,000	69,317
JPMBB Commercial Mortgage Securities Trust Series 2014-C24 Class A5, 3.6385% 11/15/47	100,000	101,041
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $378,586)		380,339

Municipal Securities - 0.4%
California Gen. Oblig. 7.55% 4/1/39	20,000	29,661
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	85,000	82,034
TOTAL MUNICIPAL SECURITIES
(Cost $110,799)		111,695

Foreign Government and Government Agency Obligations - 4.1%
Chilean Republic 3.25% 9/14/21	$134,000	$133,946
Colombian Republic 11.75% 2/25/20	136,000	152,592
Hungarian Republic 5.375% 2/21/23	134,000	142,710
Panamanian Republic 4% 9/22/24	120,000	122,400
Peruvian Republic 7.35% 7/21/25	113,000	139,273
Polish Government 5% 3/23/22	136,000	143,324
United Mexican States 4% 10/2/23	128,000	128,320
Uruguay Republic 8% 11/18/22	125,000	141,125
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,100,167)		1,103,690

Supranational Obligations - 1.4%
Asian Development Bank 2.5% 11/2/27	156,000	149,370
European Investment Bank 2.875% 8/15/23	90,000	89,704
International Bank for Reconstruction & Development 2.75% 7/23/21	130,000	129,745
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $368,574)		368,819
	Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $768,462)	768,309	768,462
TOTAL INVESTMENT IN SECURITIES - 105.6%
(Cost $28,480,787)		28,522,950
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(1,512,306)
NET ASSETS - 100%		$27,010,644

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
4% 9/1/33	$(100,000)	$(102,337)
Ginnie Mae
4.5% 9/1/48	(200,000)	(207,784)
4.5% 9/1/48	(200,000)	(207,784)

TOTAL GINNIE MAE		(415,568)

TOTAL TBA SALE COMMITMENTS
(Proceeds $518,109)		$(517,905)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $173,681 or 0.6% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,408
Total	$14,408

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$6,584,178	$--	$6,584,178	$--
U.S. Government and Government Agency Obligations	10,992,709	--	10,992,709	--
U.S. Government Agency - Mortgage Securities	8,193,016	--	8,193,016	--
Asset-Backed Securities	20,042	--	20,042	--
Commercial Mortgage Securities	380,339	--	380,339	--
Municipal Securities	111,695	--	111,695	--
Foreign Government and Government Agency Obligations	1,103,690	--	1,103,690	--
Supranational Obligations	368,819	--	368,819	--
Money Market Funds	768,462	768,462	--	--
Total Investments in Securities:	$28,522,950	$768,462	$27,754,488	$--
Other Financial Instruments:
TBA Sale Commitments	$(517,905)	$--	$(517,905)	$--
Total Other Financial Instruments:	$(517,905)	$--	$(517,905)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $27,712,325)	$27,754,488
Fidelity Central Funds (cost $768,462)	768,462
Total Investment in Securities (cost $28,480,787)		$28,522,950
Receivable for investments sold		741,729
Receivable for TBA sale commitments		518,109
Receivable for fund shares sold		13,909
Interest receivable		173,730
Distributions receivable from Fidelity Central Funds		2,394
Total assets		29,972,821
Liabilities
Payable for investments purchased
Regular delivery	$598,591
Delayed delivery	1,839,633
TBA sale commitments, at value	517,905
Payable for fund shares redeemed	3,588
Distributions payable	255
Accrued management fee	1,984
Other affiliated payables	221
Total liabilities		2,962,177
Net Assets		$27,010,644
Net Assets consist of:
Paid in capital		$26,956,416
Undistributed net investment income		8,287
Accumulated undistributed net realized gain (loss) on investments		3,574
Net unrealized appreciation (depreciation) on investments		42,367
Net Assets		$27,010,644
Investor Class:
Net Asset Value, offering price and redemption price per share ($9,288,579 ÷ 926,896 shares)		$10.02
Premium Class:
Net Asset Value, offering price and redemption price per share ($9,248,438 ÷ 922,913 shares)		$10.02
Institutional Class:
Net Asset Value, offering price and redemption price per share ($8,473,627 ÷ 845,586 shares)		$10.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 19, 2018 (commencement of operations) to August 31, 2018
Investment Income
Interest		$144,190
Income from Fidelity Central Funds		14,408
Total income		158,598
Expenses
Management fee	$4,715
Transfer agent fees	1,850
Independent trustees' fees and expenses	15
Total expenses		6,580
Net investment income (loss)		152,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,370
Total net realized gain (loss)		3,370
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	42,163
Delayed delivery commitments	204
Total change in net unrealized appreciation (depreciation)		42,367
Net gain (loss)		45,737
Net increase (decrease) in net assets resulting from operations		$197,755

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 19, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,018
Net realized gain (loss)	3,370
Change in net unrealized appreciation (depreciation)	42,367
Net increase (decrease) in net assets resulting from operations	197,755
Distributions to shareholders from net investment income	(143,529)
Share transactions - net increase (decrease)	26,956,418
Total increase (decrease) in net assets	27,010,644
Net Assets
Beginning of period	–
End of period	$27,010,644
Other Information
Undistributed net investment income end of period	$8,287

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Sustainability Bond Index Fund Investor Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.057
Net realized and unrealized gain (loss)	.018
Total from investment operations	.075
Distributions from net investment income	(.055)
Total distributions	(.055)
Net asset value, end of period	$10.02
Total ReturnC	.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	.16%F
Expenses net of fee waivers, if any	.16%F
Expenses net of all reductions	.16%F
Net investment income (loss)	2.86%F
Supplemental Data
Net assets, end of period (000 omitted)	$9,289
Portfolio turnover rateG	36%H

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainability Bond Index Fund Premium Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.058
Net realized and unrealized gain (loss)	.018
Total from investment operations	.076
Distributions from net investment income	(.056)
Total distributions	(.056)
Net asset value, end of period	$10.02
Total ReturnC	.76%
Ratios to Average Net AssetsD,E
Expenses before reductions	.12%F
Expenses net of fee waivers, if any	.12%F
Expenses net of all reductions	.12%F
Net investment income (loss)	2.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$9,248
Portfolio turnover rateG	36%H

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainability Bond Index Fund Institutional Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.058
Net realized and unrealized gain (loss)	.018
Total from investment operations	.076
Distributions from net investment income	(.056)
Total distributions	(.056)
Net asset value, end of period	$10.02
Total ReturnC	.76%
Ratios to Average Net AssetsD,E
Expenses before reductions	.10%F
Expenses net of fee waivers, if any	.10%F
Expenses net of all reductions	.10%F
Net investment income (loss)	2.92%F
Supplemental Data
Net assets, end of period (000 omitted)	$8,474
Portfolio turnover rateG	36%H

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Sustainability Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,866
Gross unrealized depreciation	(14,353)
Net unrealized appreciation (depreciation)	$49,513
Tax Cost	$28,473,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,714
Net unrealized appreciation (depreciation) on securities and other investments	$49,513

The tax character of distributions paid was as follows:

August 31, 2018(a)
Ordinary Income	$143,529

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,398,545 and $0, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .09% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .10% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .20%, .13% and .10% for Investor Class, Premium Class and Institutional Class, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class and Institutional Class pays all or a portion of the transfer agent fees at an annual rate of .01% of class-level average net assets. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid all or a portion of the transfer agent fees at an annual rate of .11%, .04% and .01% of class-level average net assets, respectively.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$1,199
Premium Class	482
Institutional Class	169
$ 1,850

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended August 31, 2018(a)
From net investment income
Investor Class	$48,073
Premium Class	48,652
Institutional Class	46,804
Total	$143,529

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

7. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended August 31, 2018 (a)	Year ended August 31, 2018(a)
Investor Class
Shares sold	922,487	$9,226,878
Reinvestment of distributions	4,767	47,699
Shares redeemed	(358)	(3,588)
Net increase (decrease)	926,896	$9,270,989
Premium Class
Shares sold	918,249	$9,182,764
Reinvestment of distributions	4,857	48,597
Shares redeemed	(193)	(1,932)
Net increase (decrease)	922,913	$9,229,429
Institutional Class
Shares sold	840,908	$8,409,196
Reinvestment of distributions	4,678	46,804
Shares redeemed	–	–
Net increase (decrease)	845,586	$8,456,000

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainability Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Sustainability Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 19, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 19, 2018 (commencement of operations) to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, of each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee [Include if document contains trusts for which the individual serves as Trustee and trusts for which he/she does not serve as Trustee: of Name(s) of Trust(s)]

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 19, 2018 to August 31, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 28, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. This fee, which was eliminated effective August 1, 2018, is not included in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. This fee, which was eliminated effective August 1, 2018, is not included in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 19, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period June 19, 2018 to August 31, 2018
Investor Class	.16%
Actual		$1,000.00	$1,007.50	.33B,C
Hypothetical-D		$1,000.00	$1,024.40	.82C,E
Premium Class	.12%
Actual		$1,000.00	$1,007.60	.24B
Hypothetical-D		$1,000.00	$1,024.60	.61E
Institutional Class	.10%
Actual		$1,000.00	$1,007.60	.20B
Hypothetical-D		$1,000.00	$1,024.70	.51E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 74/365 (to reflect the period June 19, 2018 to August 31, 2018).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .10% and the expenses paid in the actual and hypothetical examples above would have been $.20 and $.51, respectively.

 D 5% return per year before expenses

 E Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Sustainability Bond Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Sustainability Bond Index Fund
Investor Class	10/15/2018	10/12/2018	$0.002
Premium Class	10/15/2018	10/12/2018	$0.002
Institutional Class	10/15/2018	10/12/2018	$0.002

A total of 38.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $133,408 of distributions paid during the period June 19, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Sustainability Bond Index Fund

On January 18, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation programs and whether the structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered their familiarity with Fidelity's management of other fixed income index funds overseen by the Board.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of each class of the fund. The Board noted that although the fund's proposed management fee rate is above the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable, no other funds in the group have a sustainability focus. The Board also considered the projected total expense ratio of each class of the fund. The Board noted that the projected total expense ratio of Premium Class of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure, after the effect of the contractual expense arrangements discussed below. The Board also noted that the projected total expense ratios of Investor Class and Institutional Class of the fund are above the median.

The Board considered that contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Investor Class: 0.20%; Premium Class: 0.13%; and Institutional Class: 0.10% and that such limits may not be increased without the approval of the Board.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

SBI-ANN-1018
1.9887292.100

Fidelity® Sustainability Bond Index Fund Institutional Class Annual Report August 31, 2018

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to shareholders:  In July, the Board of Trustees approved a proposal to consolidate the Fund’s share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity Sustainability Bond Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .10% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	69.5%
AAA	2.8%
AA	0.7%
A	10.0%
BBB	16.3%
BB and Below	1.0%
Not Rated	0.4%
Short-Term Investments and Net Other Assets*	(0.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	24.3%
U.S. Government and U.S. Government Agency Obligations	69.5%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	0.9%
Municipal Bonds	0.4%
Other Investments	5.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(2.7)%

 * Foreign investments - 6.6%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.0%
Hotels, Restaurants & Leisure - 0.8%
McDonald's Corp. 3.7% 1/30/26	$155,000	$154,272
Starbucks Corp. 3.8% 8/15/25	50,000	49,963
		204,235
Media - 1.1%
Discovery Communications LLC 4.375% 6/15/21	149,000	151,812
Time Warner, Inc. 4.75% 3/29/21	150,000	154,626
		306,438
Multiline Retail - 0.1%
Target Corp. 3.9% 11/15/47	25,000	23,738

TOTAL CONSUMER DISCRETIONARY		534,411

CONSUMER STAPLES - 0.6%
Food Products - 0.6%
H.J. Heinz Co. 3.95% 7/15/25	169,000	166,335
ENERGY - 4.1%
Energy Equipment & Services - 0.3%
Halliburton Co. 5% 11/15/45	86,000	91,413
Oil, Gas & Consumable Fuels - 3.8%
Apache Corp. 3.25% 4/15/22	140,000	138,535
ConocoPhillips Co. 6.5% 2/1/39	95,000	123,166
Devon Energy Corp. 3.25% 5/15/22	139,000	136,945
Kinder Morgan, Inc. 4.3% 3/1/28	183,000	181,364
MPLX LP 4.875% 12/1/24	152,000	157,814
ONEOK, Inc. 7.5% 9/1/23	119,000	136,658
Williams Partners LP 4.3% 3/4/24	149,000	150,773
		1,025,255

TOTAL ENERGY		1,116,668

FINANCIALS - 6.7%
Banks - 2.6%
Bank of America Corp.:
3.55% 3/5/24 (a)	250,000	248,078
4.271% 7/23/29 (a)	60,000	60,406
Citigroup, Inc. 4.65% 7/23/48	65,000	66,243
JPMorgan Chase & Co.:
3.559% 4/23/24 (a)	285,000	283,592
4.203% 7/23/29 (a)	30,000	30,099
Osterreichische Kontrollbank AG 2.875% 9/7/21	20,000	19,989
		708,407
Capital Markets - 2.3%
Deutsche Bank AG New York Branch 4.25% 10/14/21	148,000	147,306
Goldman Sachs Group, Inc. 6.75% 10/1/37	180,000	217,219
IntercontinentalExchange, Inc. 3.75% 9/21/28	20,000	19,952
Morgan Stanley:
3.625% 1/20/27	38,000	36,573
3.737% 4/24/24 (a)	200,000	199,215
		620,265
Consumer Finance - 0.8%
Capital One Financial Corp. 3.8% 1/31/28	68,000	64,711
Discover Financial Services 3.85% 11/21/22	141,000	140,478
		205,189
Diversified Financial Services - 0.0%
AXA Equitable Holdings, Inc. 5% 4/20/48 (b)	16,000	15,033
Insurance - 1.0%
ACE INA Holdings, Inc. 3.35% 5/3/26	144,000	141,392
American International Group, Inc. 4.5% 7/16/44	127,000	121,021
		262,413

TOTAL FINANCIALS		1,811,307

HEALTH CARE - 2.4%
Biotechnology - 1.3%
AbbVie, Inc. 3.6% 5/14/25	180,000	175,706
Gilead Sciences, Inc. 3.65% 3/1/26	175,000	173,238
		348,944
Health Care Equipment & Supplies - 0.6%
Medtronic, Inc. 4.375% 3/15/35	157,000	163,833
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc. 6.875% 2/15/38	94,000	126,556

TOTAL HEALTH CARE		639,333

INDUSTRIALS - 2.6%
Air Freight & Logistics - 0.5%
FedEx Corp. 3.25% 4/1/26	152,000	147,211
Electrical Equipment - 0.5%
Eaton Corp. 2.75% 11/2/22	137,000	133,672
Road & Rail - 1.1%
Canadian National Railway Co. 2.75% 3/1/26	141,000	133,688
Union Pacific Corp.:
3.95% 9/10/28	25,000	25,092
4.5% 9/10/48	132,000	134,485
		293,265
Trading Companies & Distributors - 0.5%
Air Lease Corp. 3.75% 2/1/22	138,000	138,397

TOTAL INDUSTRIALS		712,545

INFORMATION TECHNOLOGY - 4.4%
Communications Equipment - 0.6%
Cisco Systems, Inc. 5.5% 1/15/40	135,000	162,240
Electronic Equipment & Components - 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (b)	156,000	158,648
IT Services - 0.6%
IBM Corp. 3.45% 2/19/26	166,000	164,868
Software - 1.5%
Microsoft Corp. 3.7% 8/8/46	186,000	179,231
Oracle Corp. 2.65% 7/15/26	242,000	225,831
		405,062
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc. 3.85% 5/4/43	177,000	170,642
Xerox Corp. 4.5% 5/15/21	131,000	132,157
		302,799

TOTAL INFORMATION TECHNOLOGY		1,193,617

MATERIALS - 1.5%
Chemicals - 1.0%
LYB International Finance BV 4% 7/15/23	135,000	135,882
The Mosaic Co. 4.25% 11/15/23	131,000	132,795
		268,677
Containers & Packaging - 0.5%
International Paper Co. 4.75% 2/15/22	136,000	141,285

TOTAL MATERIALS		409,962

TOTAL NONCONVERTIBLE BONDS
(Cost $6,560,357)		6,584,178

U.S. Government and Government Agency Obligations - 40.7%
U.S. Government Agency Obligations - 0.9%
Freddie Mac 2.375% 1/13/22	253,000	249,815
U.S. Treasury Obligations - 39.8%
U.S. Treasury Bonds:
2.5% 2/15/46	$10,000	$9,016
2.75% 11/15/47	13,000	12,303
2.875% 5/15/43	10,000	9,746
3% 5/15/42	23,000	22,959
3% 2/15/48	877,000	872,581
3% 8/15/48	30,000	29,849
3.125% 5/15/48	22,000	22,441
3.75% 11/15/43	230,000	259,496
4.5% 5/15/38	553,000	681,292
5% 5/15/37	10,000	12,982
U.S. Treasury Notes:
0.75% 7/15/19	1,342,000	1,322,709
1.125% 7/31/21	29,000	27,729
1.25% 3/31/21	173,000	166,891
1.375% 9/30/19	11,000	10,869
1.375% 8/31/20	35,000	34,146
1.375% 9/15/20	14,000	13,652
1.375% 9/30/20	11,000	10,719
1.5% 8/15/26	11,000	9,957
1.75% 11/15/20	677,000	663,830
1.875% 7/31/22	24,000	23,234
2% 10/31/22	7,000	6,796
2% 5/31/24	74,000	70,927
2% 11/15/26	57,000	53,489
2.25% 2/15/27	32,000	30,564
2.375% 4/15/21	10,000	9,921
2.5% 5/31/20	1,752,000	1,748,303
2.5% 6/30/20	150,000	149,648
2.5% 3/31/23	36,000	35,618
2.625% 5/15/21	160,000	159,713
2.625% 6/15/21	1,482,000	1,479,279
2.625% 6/30/23	182,000	180,969
2.75% 5/31/23	926,000	926,181
2.75% 7/31/23	105,000	104,996
2.75% 6/30/25	20,000	19,919
2.875% 5/31/25	844,000	847,033
2.875% 5/15/28	666,000	666,104
2.875% 8/15/28	37,000	37,033

TOTAL U.S. TREASURY OBLIGATIONS		10,742,894

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,996,004)		10,992,709

U.S. Government Agency - Mortgage Securities - 30.3%
Fannie Mae - 20.6%
2.5% 12/1/32 to 4/1/47	496,993	480,015
3% 9/1/33 (c)	400,000	397,609
3% 10/1/46 to 2/1/48	1,097,032	1,062,696
3.5% 9/1/33 (c)	100,000	101,060
3.5% 9/1/48 (c)	100,000	99,402
4% 9/1/33 (c)	100,000	102,336
4% 11/1/43 to 3/1/48	992,306	1,012,264
4% 9/1/48 (c)	100,000	101,800
4.5% 7/1/48	95,635	99,351
4.5% 9/1/48 (c)	300,000	311,494
5% 9/1/48 (c)	100,000	105,724
5.5% 7/1/23	100,000	107,211
5.5% 9/1/48 (c)	100,000	107,223
3.5% 1/1/22 to 5/1/48	1,489,547	1,483,357

TOTAL FANNIE MAE		5,571,542

Ginnie Mae - 9.7%
4% 5/20/48	398,696	408,618
3% 2/20/48	597,146	584,683
3.5% 1/20/48 to 7/20/48	800,001	803,327
3.5% 9/1/48 (c)	100,000	100,293
4.5% 8/20/48	200,000	208,066
4.5% 9/1/48 (c)	200,000	207,784
4.5% 9/1/48 (c)	200,000	207,784
5% 12/20/47	95,828	100,919

TOTAL GINNIE MAE		2,621,474

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $8,177,841)		8,193,016

Asset-Backed Securities - 0.1%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23 (Cost $19,997)	$20,000	$20,042

Commercial Mortgage Securities - 1.4%
COMM Mortgage Trust sequential payer Series 2013-CR13 Class A3, 3.928% 11/10/46	130,000	133,762
Freddie Mac:
sequential payer Series K057 Class A2, 2.57% 7/25/26	80,000	76,219
Series K068 Class A2, 3.244% 8/25/27	70,000	69,317
JPMBB Commercial Mortgage Securities Trust Series 2014-C24 Class A5, 3.6385% 11/15/47	100,000	101,041
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $378,586)		380,339

Municipal Securities - 0.4%
California Gen. Oblig. 7.55% 4/1/39	20,000	29,661
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	85,000	82,034
TOTAL MUNICIPAL SECURITIES
(Cost $110,799)		111,695

Foreign Government and Government Agency Obligations - 4.1%
Chilean Republic 3.25% 9/14/21	$134,000	$133,946
Colombian Republic 11.75% 2/25/20	136,000	152,592
Hungarian Republic 5.375% 2/21/23	134,000	142,710
Panamanian Republic 4% 9/22/24	120,000	122,400
Peruvian Republic 7.35% 7/21/25	113,000	139,273
Polish Government 5% 3/23/22	136,000	143,324
United Mexican States 4% 10/2/23	128,000	128,320
Uruguay Republic 8% 11/18/22	125,000	141,125
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,100,167)		1,103,690

Supranational Obligations - 1.4%
Asian Development Bank 2.5% 11/2/27	156,000	149,370
European Investment Bank 2.875% 8/15/23	90,000	89,704
International Bank for Reconstruction & Development 2.75% 7/23/21	130,000	129,745
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $368,574)		368,819
	Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $768,462)	768,309	768,462
TOTAL INVESTMENT IN SECURITIES - 105.6%
(Cost $28,480,787)		28,522,950
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(1,512,306)
NET ASSETS - 100%		$27,010,644

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
4% 9/1/33	$(100,000)	$(102,337)
Ginnie Mae
4.5% 9/1/48	(200,000)	(207,784)
4.5% 9/1/48	(200,000)	(207,784)

TOTAL GINNIE MAE		(415,568)

TOTAL TBA SALE COMMITMENTS
(Proceeds $518,109)		$(517,905)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $173,681 or 0.6% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,408
Total	$14,408

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$6,584,178	$--	$6,584,178	$--
U.S. Government and Government Agency Obligations	10,992,709	--	10,992,709	--
U.S. Government Agency - Mortgage Securities	8,193,016	--	8,193,016	--
Asset-Backed Securities	20,042	--	20,042	--
Commercial Mortgage Securities	380,339	--	380,339	--
Municipal Securities	111,695	--	111,695	--
Foreign Government and Government Agency Obligations	1,103,690	--	1,103,690	--
Supranational Obligations	368,819	--	368,819	--
Money Market Funds	768,462	768,462	--	--
Total Investments in Securities:	$28,522,950	$768,462	$27,754,488	$--
Other Financial Instruments:
TBA Sale Commitments	$(517,905)	$--	$(517,905)	$--
Total Other Financial Instruments:	$(517,905)	$--	$(517,905)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $27,712,325)	$27,754,488
Fidelity Central Funds (cost $768,462)	768,462
Total Investment in Securities (cost $28,480,787)		$28,522,950
Receivable for investments sold		741,729
Receivable for TBA sale commitments		518,109
Receivable for fund shares sold		13,909
Interest receivable		173,730
Distributions receivable from Fidelity Central Funds		2,394
Total assets		29,972,821
Liabilities
Payable for investments purchased
Regular delivery	$598,591
Delayed delivery	1,839,633
TBA sale commitments, at value	517,905
Payable for fund shares redeemed	3,588
Distributions payable	255
Accrued management fee	1,984
Other affiliated payables	221
Total liabilities		2,962,177
Net Assets		$27,010,644
Net Assets consist of:
Paid in capital		$26,956,416
Undistributed net investment income		8,287
Accumulated undistributed net realized gain (loss) on investments		3,574
Net unrealized appreciation (depreciation) on investments		42,367
Net Assets		$27,010,644
Investor Class:
Net Asset Value, offering price and redemption price per share ($9,288,579 ÷ 926,896 shares)		$10.02
Premium Class:
Net Asset Value, offering price and redemption price per share ($9,248,438 ÷ 922,913 shares)		$10.02
Institutional Class:
Net Asset Value, offering price and redemption price per share ($8,473,627 ÷ 845,586 shares)		$10.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 19, 2018 (commencement of operations) to August 31, 2018
Investment Income
Interest		$144,190
Income from Fidelity Central Funds		14,408
Total income		158,598
Expenses
Management fee	$4,715
Transfer agent fees	1,850
Independent trustees' fees and expenses	15
Total expenses		6,580
Net investment income (loss)		152,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,370
Total net realized gain (loss)		3,370
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	42,163
Delayed delivery commitments	204
Total change in net unrealized appreciation (depreciation)		42,367
Net gain (loss)		45,737
Net increase (decrease) in net assets resulting from operations		$197,755

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 19, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,018
Net realized gain (loss)	3,370
Change in net unrealized appreciation (depreciation)	42,367
Net increase (decrease) in net assets resulting from operations	197,755
Distributions to shareholders from net investment income	(143,529)
Share transactions - net increase (decrease)	26,956,418
Total increase (decrease) in net assets	27,010,644
Net Assets
Beginning of period	–
End of period	$27,010,644
Other Information
Undistributed net investment income end of period	$8,287

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Sustainability Bond Index Fund Investor Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.057
Net realized and unrealized gain (loss)	.018
Total from investment operations	.075
Distributions from net investment income	(.055)
Total distributions	(.055)
Net asset value, end of period	$10.02
Total ReturnC	.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	.16%F
Expenses net of fee waivers, if any	.16%F
Expenses net of all reductions	.16%F
Net investment income (loss)	2.86%F
Supplemental Data
Net assets, end of period (000 omitted)	$9,289
Portfolio turnover rateG	36%H

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainability Bond Index Fund Premium Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.058
Net realized and unrealized gain (loss)	.018
Total from investment operations	.076
Distributions from net investment income	(.056)
Total distributions	(.056)
Net asset value, end of period	$10.02
Total ReturnC	.76%
Ratios to Average Net AssetsD,E
Expenses before reductions	.12%F
Expenses net of fee waivers, if any	.12%F
Expenses net of all reductions	.12%F
Net investment income (loss)	2.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$9,248
Portfolio turnover rateG	36%H

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainability Bond Index Fund Institutional Class

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.058
Net realized and unrealized gain (loss)	.018
Total from investment operations	.076
Distributions from net investment income	(.056)
Total distributions	(.056)
Net asset value, end of period	$10.02
Total ReturnC	.76%
Ratios to Average Net AssetsD,E
Expenses before reductions	.10%F
Expenses net of fee waivers, if any	.10%F
Expenses net of all reductions	.10%F
Net investment income (loss)	2.92%F
Supplemental Data
Net assets, end of period (000 omitted)	$8,474
Portfolio turnover rateG	36%H

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Sustainability Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,866
Gross unrealized depreciation	(14,353)
Net unrealized appreciation (depreciation)	$49,513
Tax Cost	$28,473,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,714
Net unrealized appreciation (depreciation) on securities and other investments	$49,513

The tax character of distributions paid was as follows:

August 31, 2018(a)
Ordinary Income	$143,529

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,398,545 and $0, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .09% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Effective August 1, 2018, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed .10% of each class' average net assets on an annual basis with certain exceptions.

Prior to August 1, 2018, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .20%, .13% and .10% for Investor Class, Premium Class and Institutional Class, respectively, with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .17%, .12% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective August 1, 2018, under the amended expense contract, Investor Class, Premium Class and Institutional Class pays all or a portion of the transfer agent fees at an annual rate of .01% of class-level average net assets. Prior to August 1, 2018, Investor Class, Premium Class and Institutional Class paid all or a portion of the transfer agent fees at an annual rate of .11%, .04% and .01% of class-level average net assets, respectively.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$1,199
Premium Class	482
Institutional Class	169
$ 1,850

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended August 31, 2018(a)
From net investment income
Investor Class	$48,073
Premium Class	48,652
Institutional Class	46,804
Total	$143,529

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

7. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended August 31, 2018 (a)	Year ended August 31, 2018(a)
Investor Class
Shares sold	922,487	$9,226,878
Reinvestment of distributions	4,767	47,699
Shares redeemed	(358)	(3,588)
Net increase (decrease)	926,896	$9,270,989
Premium Class
Shares sold	918,249	$9,182,764
Reinvestment of distributions	4,857	48,597
Shares redeemed	(193)	(1,932)
Net increase (decrease)	922,913	$9,229,429
Institutional Class
Shares sold	840,908	$8,409,196
Reinvestment of distributions	4,678	46,804
Shares redeemed	–	–
Net increase (decrease)	845,586	$8,456,000

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainability Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Sustainability Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 19, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 19, 2018 (commencement of operations) to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, of each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee [Include if document contains trusts for which the individual serves as Trustee and trusts for which he/she does not serve as Trustee: of Name(s) of Trust(s)]

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 19, 2018 to August 31, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 28, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. This fee, which was eliminated effective August 1, 2018, is not included in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. This fee, which was eliminated effective August 1, 2018, is not included in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 19, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period June 19, 2018 to August 31, 2018
Investor Class	.16%
Actual		$1,000.00	$1,007.50	.33B,C
Hypothetical-D		$1,000.00	$1,024.40	.82C,E
Premium Class	.12%
Actual		$1,000.00	$1,007.60	.24B
Hypothetical-D		$1,000.00	$1,024.60	.61E
Institutional Class	.10%
Actual		$1,000.00	$1,007.60	.20B
Hypothetical-D		$1,000.00	$1,024.70	.51E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 74/365 (to reflect the period June 19, 2018 to August 31, 2018).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect for the entire current period, the restated annualized expense ratio would have been .10% and the expenses paid in the actual and hypothetical examples above would have been $.20 and $.51, respectively.

 D 5% return per year before expenses

 E Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Sustainability Bond Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Sustainability Bond Index Fund
Investor Class	10/15/2018	10/12/2018	$0.002
Premium Class	10/15/2018	10/12/2018	$0.002
Institutional Class	10/15/2018	10/12/2018	$0.002

A total of 38.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $133,408 of distributions paid during the period June 19, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Sustainability Bond Index Fund

On January 18, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation programs and whether the structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered their familiarity with Fidelity's management of other fixed income index funds overseen by the Board.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of each class of the fund. The Board noted that although the fund's proposed management fee rate is above the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable, no other funds in the group have a sustainability focus. The Board also considered the projected total expense ratio of each class of the fund. The Board noted that the projected total expense ratio of Premium Class of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure, after the effect of the contractual expense arrangements discussed below. The Board also noted that the projected total expense ratios of Investor Class and Institutional Class of the fund are above the median.

The Board considered that contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Investor Class: 0.20%; Premium Class: 0.13%; and Institutional Class: 0.10% and that such limits may not be increased without the approval of the Board.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

SBI-I-ANN-1018
1.9887301.100

Fidelity® Series Corporate Bond Fund Annual Report August 31, 2018

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2018
U.S. Government and U.S. Government Agency Obligations	2.6%
AA	3.0%
A	12.3%
BBB	58.5%
BB and Below	6.8%
Short-Term Investments and Net Other Assets	16.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2018 *
Corporate Bonds	78.5%
U.S. Government and U.S. Government Agency Obligations	2.6%
Municipal Bonds	1.1%
Other Investments	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	16.8%

 * Foreign investments - 16.9%

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 78.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 8.4%
Automobiles - 2.4%
Daimler Finance North America LLC 3.35% 2/22/23 (a)	$150,000	$148,244
General Motors Financial Co., Inc. 4.15% 6/19/23	100,000	99,730
		247,974
Hotels, Restaurants & Leisure - 1.7%
McDonald's Corp. 4.875% 12/9/45	70,000	72,997
Starbucks Corp. 4% 11/15/28	100,000	100,139
		173,136
Media - 2.6%
21st Century Fox America, Inc. 4.75% 9/15/44	70,000	73,891
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 5.75% 4/1/48	100,000	98,325
COX Communications, Inc. 3.15% 8/15/24 (a)	100,000	95,333
		267,549
Multiline Retail - 1.0%
Dollar Tree, Inc. 4% 5/15/25	100,000	98,800
Specialty Retail - 0.7%
O'Reilly Automotive, Inc. 4.35% 6/1/28	75,000	75,494

TOTAL CONSUMER DISCRETIONARY		862,953

CONSUMER STAPLES - 4.8%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide, Inc. 4.6% 4/15/48	100,000	98,219
Food Products - 0.9%
Campbell Soup Co. 4.15% 3/15/28	100,000	96,306
Tobacco - 2.9%
Imperial Tobacco Finance PLC 3.75% 7/21/22 (a)	200,000	199,507
Reynolds American, Inc. 4.45% 6/12/25	100,000	101,361
		300,868

TOTAL CONSUMER STAPLES		495,393

ENERGY - 6.6%
Oil, Gas & Consumable Fuels - 6.6%
Cenovus Energy, Inc. 4.25% 4/15/27	100,000	96,591
Energy Transfer Partners LP 4.95% 6/15/28	100,000	102,018
Marathon Petroleum Corp. 4.75% 9/15/44	50,000	48,530
Petroleos Mexicanos 6.875% 8/4/26	75,000	77,625
Phillips 66 Co. 4.875% 11/15/44	50,000	51,686
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25	100,000	101,133
The Williams Companies, Inc. 4.55% 6/24/24	100,000	102,064
Western Gas Partners LP 5.375% 6/1/21	100,000	103,626
		683,273
FINANCIALS - 28.7%
Banks - 13.3%
Bank of America Corp. 4.271% 7/23/29 (b)	100,000	100,677
Citigroup, Inc.:
4.075% 4/23/29 (b)	100,000	98,429
4.5% 1/14/22	100,000	103,229
Citizens Financial Group, Inc. 4.35% 8/1/25	100,000	99,375
Credit Suisse Group Funding Guernsey Ltd. 3.75% 3/26/25	250,000	242,718
JPMorgan Chase & Co.:
3.882% 7/24/38(b)	75,000	69,920
4.203% 7/23/29 (b)	100,000	100,329
Mitsubishi UFJ Financial Group, Inc. 2.998% 2/22/22	100,000	98,316
Royal Bank of Scotland Group PLC 6.1% 6/10/23	100,000	104,444
Sumitomo Mitsui Financial Group, Inc. 2.442% 10/19/21	100,000	97,099
ZB, National Association 3.5% 8/27/21	250,000	249,666
		1,364,202
Capital Markets - 5.8%
Ares Capital Corp. 4.25% 3/1/25	75,000	72,577
Deutsche Bank AG New York Branch 4.25% 10/14/21	100,000	99,531
E*TRADE Financial Corp. 4.5% 6/20/28	75,000	75,809
Goldman Sachs Group, Inc.:
4.223% 5/1/29 (b)	100,000	98,787
5.25% 7/27/21	100,000	104,965
Morgan Stanley:
3.772% 1/24/29 (b)	100,000	96,421
5% 11/24/25	50,000	51,976
		600,066
Consumer Finance - 4.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	150,000	149,693
Ally Financial, Inc. 4.125% 2/13/22	100,000	99,500
Discover Financial Services 3.85% 11/21/22	100,000	99,630
Synchrony Financial 3.95% 12/1/27	75,000	68,337
		417,160
Diversified Financial Services - 3.4%
AXA Equitable Holdings, Inc. 4.35% 4/20/28 (a)	100,000	96,846
Brixmor Operating Partnership LP 3.85% 2/1/25	100,000	97,149
General Electric Capital Corp. 5.875% 1/14/38	75,000	85,605
Voya Financial, Inc. 3.125% 7/15/24	75,000	71,338
		350,938
Insurance - 2.2%
American International Group, Inc. 3.9% 4/1/26	75,000	73,585
Aon PLC 4.75% 5/15/45	75,000	76,055
Hartford Financial Services Group, Inc. 4.3% 4/15/43	75,000	72,270
		221,910

TOTAL FINANCIALS		2,954,276

HEALTH CARE - 9.4%
Biotechnology - 0.7%
Celgene Corp. 4.55% 2/20/48	75,000	70,782
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co. 3.7% 6/6/27	100,000	95,756
Boston Scientific Corp. 4% 3/1/28	100,000	99,507
		195,263
Health Care Providers & Services - 2.2%
CVS Health Corp. 4.3% 3/25/28	100,000	99,246
Elanco Animal Health, Inc. 4.9% 8/28/28 (a)	75,000	75,571
UnitedHealth Group, Inc. 4.75% 7/15/45	50,000	54,073
		228,890
Pharmaceuticals - 4.6%
Actavis Funding SCS 4.55% 3/15/35	75,000	73,534
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	200,000	200,418
Perrigo Finance PLC 3.5% 12/15/21	200,000	198,144
		472,096

TOTAL HEALTH CARE		967,031

INDUSTRIALS - 4.1%
Aerospace & Defense - 0.7%
Northrop Grumman Corp. 4.03% 10/15/47	75,000	70,091
Airlines - 1.0%
Delta Air Lines, Inc. 3.4% 4/19/21	100,000	99,371
Industrial Conglomerates - 1.0%
Roper Technologies, Inc. 3.65% 9/15/23	100,000	100,070
Road & Rail - 1.4%
CSX Corp. 4.3% 3/1/48	75,000	72,633
Norfolk Southern Corp. 5.1% 8/1/18	75,000	74,377
		147,010

TOTAL INDUSTRIALS		416,542

INFORMATION TECHNOLOGY - 2.6%
Electronic Equipment & Components - 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	100,000	101,697
Software - 0.7%
Oracle Corp. 4% 11/15/47	75,000	72,089
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc. 3.85% 8/4/46	100,000	96,387

TOTAL INFORMATION TECHNOLOGY		270,173

MATERIALS - 2.4%
Chemicals - 2.4%
LYB International Finance II BV 3.5% 3/2/27	75,000	71,275
Sherwin-Williams Co. 4.5% 6/1/47	75,000	72,045
The Mosaic Co. 4.25% 11/15/23	100,000	101,370
		244,690
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
DDR Corp. 4.625% 7/15/22	100,000	102,808
Omega Healthcare Investors, Inc. 4.5% 1/15/25	100,000	98,990
WP Carey, Inc. 4.6% 4/1/24	100,000	101,522
		303,320
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc. 4.5% 3/9/48	100,000	86,330
Verizon Communications, Inc. 4.522% 9/15/48	100,000	93,865
		180,195
Wireless Telecommunication Services - 1.7%
Rogers Communications, Inc. 5% 3/15/44	70,000	72,856
Vodafone Group PLC 4.375% 5/30/28	100,000	99,152
		172,008

TOTAL TELECOMMUNICATION SERVICES		352,203

UTILITIES - 5.2%
Electric Utilities - 2.6%
Cleco Corporate Holdings LLC 3.743% 5/1/26	100,000	94,862
Duquesne Light Holdings, Inc. 3.616% 8/1/27 (a)	100,000	94,696
Exelon Corp. 5.1% 6/15/45	70,000	74,455
		264,013
Gas Utilities - 0.7%
Southern Co. Gas Capital Corp. 4.4% 5/30/47	75,000	72,537
Independent Power and Renewable Electricity Producers - 0.9%
Emera U.S. Finance LP 3.55% 6/15/26	100,000	95,029
Multi-Utilities - 1.0%
NiSource, Inc. 3.65% 6/15/23 (a)	100,000	99,956

TOTAL UTILITIES		531,535

TOTAL NONCONVERTIBLE BONDS
(Cost $8,136,117)		8,081,389

U.S. Treasury Obligations - 2.6%
U.S. Treasury Bonds 3% 8/15/48	198,000	197,002
U.S. Treasury Notes:
2.75% 7/31/23	$12,000	$12,000
2.875% 8/15/28	61,000	61,055
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $270,521)		270,057

Municipal Securities - 1.1%
California Gen. Oblig. 7.55% 4/1/39
(Cost $112,098)	75,000	111,227

Foreign Government and Government Agency Obligations - 1.0%
State of Qatar 3.875% 4/23/23 (a)
(Cost $100,450)	$100,000	$100,366
	Shares	Value

Money Market Funds - 13.9%
Fidelity Cash Central Fund, 1.97% (c)
(Cost $1,429,108)	1,428,822	1,429,108
TOTAL INVESTMENT IN SECURITIES - 97.1%
(Cost $10,048,294)		9,992,147
NET OTHER ASSETS (LIABILITIES) - 2.9%		293,258
NET ASSETS - 100%		$10,285,405

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,212,634 or 11.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,288
Total	$3,288

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$8,081,389	$--	$8,081,389	$--
U.S. Government and Government Agency Obligations	270,057	--	270,057	--
Municipal Securities	111,227	--	111,227	--
Foreign Government and Government Agency Obligations	100,366	--	100,366	--
Money Market Funds	1,429,108	1,429,108	--	--
Total Investments in Securities:	$9,992,147	$1,429,108	$8,563,039	$--

Other Information

United States of America	83.1%
United Kingdom	4.7%
Ireland	3.3%
Bailiwick of Guernsey	2.4%
Japan	1.8%
Canada	1.6%
Qatar	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,619,186)	$8,563,039
Fidelity Central Funds (cost $1,429,108)	1,429,108
Total Investment in Securities (cost $10,048,294)		$9,992,147
Receivable for fund shares sold		323,640
Interest receivable		87,946
Distributions receivable from Fidelity Central Funds		3,288
Total assets		10,407,021
Liabilities
Payable for investments purchased	$120,514
Distributions payable	1,090
Other payables and accrued expenses	12
Total liabilities		121,616
Net Assets		$10,285,405
Net Assets consist of:
Paid in capital		$10,335,232
Undistributed net investment income		77
Accumulated undistributed net realized gain (loss) on investments		6,243
Net unrealized appreciation (depreciation) on investments		(56,147)
Net Assets, for 1,033,692 shares outstanding		$10,285,405
Net Asset Value, offering price and redemption price per share ($10,285,405 ÷ 1,033,692 shares)		$9.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 17, 2018 (commencement of operations) to August 31, 2018
Investment Income
Interest		$9,483
Income from Fidelity Central Funds		3,288
Total income		12,771
Expenses
Custodian fees and expenses	12
Total expenses		12
Net investment income (loss)		12,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,243
Fidelity Central Funds	(1,000)
Total net realized gain (loss)		6,243
Change in net unrealized appreciation (depreciation) on investment securities		(56,147)
Net gain (loss)		(49,904)
Net increase (decrease) in net assets resulting from operations		$(37,145)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 17, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,759
Net realized gain (loss)	6,243
Change in net unrealized appreciation (depreciation)	(56,147)
Net increase (decrease) in net assets resulting from operations	(37,145)
Distributions to shareholders from net investment income	(12,682)
Share transactions
Proceeds from sales of shares	10,323,640
Reinvestment of distributions	11,592
Net increase (decrease) in net assets resulting from share transactions	10,335,232
Total increase (decrease) in net assets	10,285,405
Net Assets
Beginning of period	–
End of period	$10,285,405
Other Information
Undistributed net investment income end of period	$77
Shares
Sold	1,032,527
Issued in reinvestment of distributions	1,165
Net increase (decrease)	1,033,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Corporate Bond Fund

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.013
Net realized and unrealized gain (loss)	(.050)
Total from investment operations	(.037)
Distributions from net investment income	(.013)
Total distributions	(.013)
Net asset value, end of period	$9.95
Total ReturnC	(.37)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	3.11%F
Supplemental Data
Net assets, end of period (000 omitted)	$10,285
Portfolio turnover rateH	43%I

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Series Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$884
Gross unrealized depreciation	(56,825)
Net unrealized appreciation (depreciation)	$(55,941)
Tax Cost	$10,048,088

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,114
Net unrealized appreciation (depreciation) on securities and other investments	$(55,941)

The tax character of distributions paid was as follows:

August 31, 2018(a)
Ordinary Income	$12,682

 (a) For the period August 17, 2018 (commencement of operations) to August 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,348,653 and $-, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Corporate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Corporate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 17, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 17, 2018 (commencement of operations) to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 257 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 17, 2018 to August 31, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value August 17, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period
Actual	- %B	$1,000.00	$996.30	$-C,D
HypotheticalE		$1,000.00	$1,025.21	$-D,F

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 15/365 (to reflect the period August 17, 2018 to August 31, 2018).

 D Amount represents less than $.005.

 E 5% return per year before expenses

 F Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Corporate Bond Fund voted to pay on October 15 2018, to shareholders of record at the opening of business on October 12, 2018, a distribution of $0.007 per share derived from capital gains realized from sales of portfolio securities.

A total of 21.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Corporate Bond Fund

On July 19, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program, and whether this structure, provides, appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered that the fund will not pay FMR a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed, 0.014% through October 31, 2019.

Based on its review, the Board considered that the fund will not pay a management fee and concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds.

Economies of Scale.  The Board concluded that because the fund will pay no advisory fees, there is no issue of FMR sharing economies of scale with the fund to the extent assets increase.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XBC-ANN-1018
1.9891231.100

Fidelity Flex℠ Conservative Income Bond Fund Annual Report August 31, 2018

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 8/31/18
0-30	53.7%
31-90	7.5%
91-180	1.1%
181-397	0.0%
>397	37.7%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2018*
Corporate Bonds	44.7%
Short-Term Investments and Net Other Assets (Liabilities)	55.3%

 * Foreign investments – 24.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments August 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 44.7%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.0%
Automobiles - 2.0%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 2.4603% 2/21/20 (a)(b)	$250,000	$249,892
3 month U.S. LIBOR + 0.260% 2.5992% 6/16/20 (a)(b)	500,000	501,399
General Motors Financial Co., Inc. 3 month U.S. LIBOR + 0.850% 3.1886% 4/9/21 (a)(b)	250,000	250,914
		1,002,205
CONSUMER STAPLES - 0.5%
Food Products - 0.5%
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 2.8792% 4/16/21 (a)(b)	250,000	251,114
FINANCIALS - 38.4%
Banks - 28.6%
ABN AMRO Bank NV 3 month U.S. LIBOR + 0.410% 2.7519% 1/19/21 (a)(b)(c)	650,000	650,442
Bank of America Corp. 3 month U.S. LIBOR + 1.040% 3.3792% 1/15/19 (a)(b)	1,250,000	1,254,896
Bank of America NA 3 month U.S. LIBOR + 0.250% 2.5614% 8/28/20 (a)(b)	250,000	250,154
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.490% 2.8375% 7/20/20 (a)(b)(c)	1,000,000	1,005,074
Barclays Bank PLC 3 month U.S. LIBOR + 0.460% 2.7931% 1/11/21 (a)(b)	500,000	500,466
Citibank NA 3 month U.S. LIBOR + 0.320% 2.6631% 5/1/20 (a)(b)	500,000	500,403
Citigroup, Inc.:
3 month U.S. LIBOR + 0.790% 3.1214% 1/10/20 (a)(b)	750,000	755,677
3 month U.S. LIBOR + 0.930% 3.2492% 6/7/19 (a)(b)	250,000	251,476
Citizens Bank NA 3 month U.S. LIBOR + 0.570% 2.8814% 5/26/20 (a)(b)	500,000	501,588
Compass Bank 3 month U.S. LIBOR + 0.730% 3.0571% 6/11/21 (a)(b)	500,000	500,983
Credit Agricole SA 3 month U.S. LIBOR + 0.970% 3.2971% 6/10/20 (a)(b)(c)	400,000	404,656
Credit Suisse Group Funding Guernsey Ltd. 3 month U.S. LIBOR + 2.290% 4.6226% 4/16/21 (a)(b)	750,000	784,413
HSBC Holdings PLC 3 month U.S. LIBOR + 0.600% 2.9223% 5/18/21 (a)(b)	500,000	501,490
ING Bank NV 3 month U.S. LIBOR + 1.130% 3.4619% 3/22/19 (a)(b)(c)	500,000	502,997
JP Morgan Chase Bank NA 3 month U.S. LIBOR + 0.340% 2.6749% 4/26/21 (a)(b)	1,250,000	1,251,085
JPMorgan Chase & Co. 3 month U.S. LIBOR + 1.100% 3.4192% 6/7/21 (a)(b)	250,000	254,947
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.833% 5/7/21 (a)(b)	200,000	200,766
Mitsubishi UFJ Financial Group, Inc. 3 month U.S. LIBOR + 0.650% 2.9849% 7/26/21 (a)(b)	153,000	153,710
Nordea Bank AB 3 month U.S. LIBOR + 0.840% 3.1747% 9/17/18 (a)(b)(c)	500,000	500,176
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.430% 2.7649% 4/26/21 (a)(b)	500,000	500,715
Regions Bank 3 month U.S. LIBOR + 0.500% 2.838% 8/13/21 (a)(b)	250,000	250,140
Sumitomo Mitsui Banking Corp. 3 month U.S. LIBOR + 0.350% 2.686% 1/17/20 (a)(b)	1,000,000	1,002,486
SunTrust Bank 3 month U.S. LIBOR + 0.530% 2.8724% 1/31/20 (a)(b)	300,000	301,100
U.S. Bank NA 3 month U.S. LIBOR + 0.250% 2.5916% 7/24/20 (a)(b)	250,000	250,628
Wells Fargo & Co.:
3 month U.S. LIBOR + 0.460% 2.8071% 4/22/19 (a)(b)	250,000	250,561
3 month U.S. LIBOR + 0.880% 3.2271% 7/22/20 (a)(b)	500,000	505,772
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.310% 2.6492% 1/15/21 (a)(b)	250,000	250,110
3 month U.S. LIBOR + 0.500% 2.8471% 7/23/21 (a)(b)	250,000	250,810
3 month U.S. LIBOR + 0.650% 2.9638% 12/6/19 (a)(b)	250,000	251,596
		14,539,317
Capital Markets - 4.4%
Goldman Sachs Group, Inc. 3 month U.S. LIBOR + 0.730% 3.067% 12/27/20 (a)(b)	250,000	251,238
Morgan Stanley 3 month U.S. LIBOR + 0.800% 3.1193% 2/14/20 (a)(b)	1,000,000	1,002,204
UBS AG London Branch 3 month U.S. LIBOR + 0.580% 2.9009% 6/8/20 (a)(b)(c)	1,000,000	1,003,281
		2,256,723
Consumer Finance - 3.6%
American Express Credit Corp. 3 month U.S. LIBOR + 0.430% 2.7513% 3/3/20 (a)(b)	1,100,000	1,104,037
Caterpillar Financial Services Corp. 3 month U.S. LIBOR + 0.510% 2.8414% 1/10/20 (a)(b)	500,000	502,765
Ford Motor Credit Co. LLC 3 month U.S. LIBOR + 0.430% 2.7786% 11/2/20 (a)(b)	250,000	248,642
		1,855,444
Diversified Financial Services - 0.2%
AIG Global Funding 3 month U.S. LIBOR + 0.460% 2.797% 6/25/21 (a)(b)(c)	99,000	99,175
Insurance - 1.6%
Metropolitan Life Global Funding I U.S. SOFR SEC OVRN FIN RATE INDX + 0.570% 2.5% 9/7/20 (a)(b)(c)	200,000	200,276
New York Life Global Funding 3 month U.S. LIBOR + 0.320% 2.6605% 8/6/21 (a)(b)(c)	118,000	118,244
Protective Life Global Funding:
3 month U.S. LIBOR + 0.370% 2.707% 7/13/20 (a)(b)(c)	250,000	250,247
3 month U.S. LIBOR + 0.520% 2.8556% 6/28/21 (a)(b)(c)	250,000	250,660
		819,427

TOTAL FINANCIALS		19,570,086

HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 0.5%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.875% 3.2094% 12/29/20 (a)(b)	250,000	250,484
Health Care Providers & Services - 0.7%
CVS Health Corp. 3 month U.S. LIBOR + 0.720% 3.0471% 3/9/21 (a)(b)	250,000	252,152
UnitedHealth Group, Inc. 3 month U.S. LIBOR + 0.260% 2.5627% 6/15/21 (a)(b)	133,000	133,346
		385,498
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 2.9651% 6/25/21 (a)(b)(c)	250,000	251,080

TOTAL HEALTH CARE		887,062

UTILITIES - 2.1%
Multi-Utilities - 2.1%
Consolidated Edison Co. of New York, Inc. 2.7389% 6/25/21 (a)	250,000	250,992
Sempra Energy 3 month U.S. LIBOR + 0.250% 2.5892% 7/15/19 (a)(b)	810,000	810,397
		1,061,389
TOTAL NONCONVERTIBLE BONDS
(Cost $22,754,879)		22,771,856

Certificates of Deposit - 6.2%
Mitsubishi UFJ Trust & Banking Corp. yankee:
1 month U.S. LIBOR + 0.230% 2.2973% 1/11/19 (a)(b)	$300,000	$300,119
1 month U.S. LIBOR + 0.300% 2.3668% 1/14/19 (a)(b)	300,000	300,197
1 month U.S. LIBOR + 0.300% 2.3711% 1/9/19 (a)(b)	250,000	250,162
Mizuho Corporate Bank Ltd. yankee 1 month U.S. LIBOR + 0.180% 2.2473% 2/13/19 (a)(b)	500,000	500,014
Natixis SA yankee 1 month U.S. LIBOR + 0.190% 2.26% 2/11/19 (a)(b)	500,000	500,131
Sumitomo Mitsui Banking Corp. yankee 1 month U.S. LIBOR + 0.240% 2.3073% 1/11/19 (a)(b)	300,000	300,108
Sumitomo Mitsui Trust Bank Ltd. yankee:
1 month U.S. LIBOR + 0.170% 2.2373% 2/13/19 (a)(b)	250,000	250,019
1 month U.S. LIBOR + 0.180% 2.2473% 2/13/19 (a)(b)	500,000	500,085
Svenska Handelsbanken AB yankee 1 month U.S. LIBOR + 0.170% 2.2474% 5/20/19 (a)(b)	250,000	250,045
TOTAL CERTIFICATES OF DEPOSIT
(Cost $3,150,000)		3,150,880

Commercial Paper - 26.8%
American Electric Power Co., Inc.:
2.19% 9/5/18	250,000	249,924
2.2% 9/6/18	250,000	249,909
2.22% 9/17/18	250,000	249,735
2.22% 9/18/18	250,000	249,719
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 2.4% 9/25/18 (c)	250,000	249,647
Bell Canada yankee:
2.32% 10/10/18	250,000	249,363
2.34% 10/26/18	250,000	249,087
2.41% 9/10/18	250,000	249,847
2.41% 9/12/18	250,000	249,816
2.55% 9/10/18	250,000	249,847
2.55% 10/29/18	250,000	249,034
2.56% 9/10/18	250,000	249,847
Dominion Resources, Inc.:
2.33% 9/11/18	250,000	249,830
2.35% 9/11/18	250,000	249,830
2.4% 9/20/18	250,000	249,688
2.55% 9/12/18	250,000	249,815
Duke Energy Corp.:
2.07% 9/4/18	250,000	249,943
2.09% 9/6/18	250,000	249,909
2.09% 9/7/18	250,000	249,893
ERP Operating LP:
2.22% 9/4/18	250,000	249,939
2.22% 9/7/18	250,000	249,893
Eversource Energy 2.19% 9/10/18	250,000	249,847
Gotham Funding Corp. yankee 2.29% 12/6/18 (Liquidity Facility Bank of Tokyo-Mitsubishi UFJ Ltd.)	250,000	248,461
ING U.S. Funding LLC 1 month U.S. LIBOR + 0.300% 2.3859% 3/4/19 (a)(b)	250,000	250,213
NBCUniversal Enterprise, Inc.:
2.19% 9/4/18 (c)	250,000	249,939
2.24% 10/4/18 (c)	250,000	249,459
Ontario Teachers' Finance Trust 1 month U.S. LIBOR + 0.250% 2.317% 5/22/19 (a)(b)	250,000	250,183
Rogers Communications, Inc. yankee:
2.18% 9/7/18	250,000	249,893
2.22% 9/13/18	250,000	249,799
2.24% 9/18/18	250,000	249,719
2.28% 9/13/18	250,000	249,799
2.29% 9/6/18	250,000	249,909
Sempra Global:
2.4% 9/19/18	250,000	249,704
2.45% 9/10/18	250,000	249,846
2.45% 9/26/18	250,000	249,591
2.45% 9/26/18	250,000	249,591
2.46% 9/25/18	250,000	249,607
2.56% 9/20/18	250,000	249,688
Sumitomo Mitsui Trust Bank Ltd. yankee:
2.33% 9/10/18	250,000	249,867
2.35% 9/14/18	400,000	399,700
Suncor Energy, Inc.:
yankee 2.625% 9/13/18	250,000	249,799
2.36% 9/27/18	250,000	249,574
The Toronto-Dominion Bank 1 month U.S. LIBOR + 0.250% 2.3136% 1/25/19 (a)(b)	750,000	750,425
Transcanada American Investments Ltd.:
2.4% 9/6/18	500,000	499,833
2.54% 10/11/18	250,000	249,378
TransCanada PipeLines Ltd. 2.39% 9/26/18	250,000	249,591
Tyson Foods, Inc.:
2.12% 9/4/18	250,000	249,940
2.12% 9/4/18	250,000	249,940
2.2% 9/20/18	250,000	249,690
Virginia Electric & Power Co.:
2.22% 9/17/18	250,000	249,738
2.25% 9/18/18	250,000	249,723
TOTAL COMMERCIAL PAPER
(Cost $13,636,180)		13,636,961
	Shares	Value

Money Market Funds - 20.7%
Fidelity Cash Central Fund, 1.97% (d)
(Cost $10,512,001)	10,509,899	10,512,001
	Maturity Amount	Value

Repurchase Agreements - 1.6%
With:
Mizuho Securities U.S.A., Inc. at 3.02%, dated 8/27/18 due 2/22/19 (Collateralized by U.S. Treasury Obligations valued at $309,270, 4.38%, 5/15/40)	304,505	299,990
Morgan Stanley & Co., Inc. at:
2.71%, dated 6/12/18 due 9/12/18 (Collateralized by Corporate Obligations valued at $256,776, 0.00% - 2.00%, 9/4/20 - 1/1/49)(a)(b)(e)	251,731	250,000
2.74%, dated 8/9/18 due 11/7/18 (Collateralized by Equity Securities valued at $286,662)(a)(b)(e)	251,713	250,000
TOTAL REPURCHASE AGREEMENTS
(Cost $800,000)		799,990
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $50,853,060)		50,871,688
NET OTHER ASSETS (LIABILITIES) - 0.0%		15,679
NET ASSETS - 100%		$50,887,367

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,985,353 or 11.8% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) The maturity amount is based on the rate at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$81,773
Total	$81,773

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$22,771,856	$--	$22,771,856	$--
Certificates of Deposit	3,150,880	--	3,150,880	--
Commercial Paper	13,636,961	--	13,636,961	--
Money Market Funds	10,512,001	10,512,001	--	--
Repurchase Agreements	799,990	--	799,990	--
Total Investments in Securities:	$50,871,688	$10,512,001	$40,359,687	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.3%
Canada	9.3%
United Kingdom	4.4%
France	2.8%
Netherlands	2.3%
Japan	2.2%
Bailiwick of Guernsey	1.5%
Singapore	1.2%
Sweden	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2018
Assets
Investment in securities, at value (including repurchase agreements of $799,990) — See accompanying schedule: Unaffiliated issuers (cost $40,341,059)	$40,359,687
Fidelity Central Funds (cost $10,512,001)	10,512,001
Total Investment in Securities (cost $50,853,060)		$50,871,688
Cash		249,925
Receivable for fund shares sold		180,278
Interest receivable		100,162
Distributions receivable from Fidelity Central Funds		20,103
Total assets		51,422,156
Liabilities
Payable for investments purchased	$449,924
Payable for fund shares redeemed	20,749
Distributions payable	64,116
Total liabilities		534,789
Net Assets		$50,887,367
Net Assets consist of:
Paid in capital		$50,810,395
Undistributed net investment income		58,309
Accumulated undistributed net realized gain (loss) on investments		35
Net unrealized appreciation (depreciation) on investments		18,628
Net Assets, for 5,080,717 shares outstanding		$50,887,367
Net Asset Value, offering price and redemption price per share ($50,887,367 ÷ 5,080,717 shares)		$10.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 31, 2018 (commencement of operations) to August 31, 2018
Investment Income
Interest		$183,739
Income from Fidelity Central Funds		81,773
Total income		265,512
Expenses
Independent trustees' fees and expenses	$29
Total expenses		29
Net investment income (loss)		265,483
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(265)
Fidelity Central Funds	(89)
Total net realized gain (loss)		(354)
Change in net unrealized appreciation (depreciation) on investment securities		18,628
Net gain (loss)		18,274
Net increase (decrease) in net assets resulting from operations		$283,757

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 31, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$265,483
Net realized gain (loss)	(354)
Change in net unrealized appreciation (depreciation)	18,628
Net increase (decrease) in net assets resulting from operations	283,757
Distributions to shareholders from net investment income	(207,174)
Share transactions
Proceeds from sales of shares	53,305,758
Reinvestment of distributions	45,800
Cost of shares redeemed	(2,540,774)
Net increase (decrease) in net assets resulting from share transactions	50,810,784
Total increase (decrease) in net assets	50,887,367
Net Assets
Beginning of period	–
End of period	$50,887,367
Other Information
Undistributed net investment income end of period	$58,309
Shares
Sold	5,330,062
Issued in reinvestment of distributions	4,575
Redeemed	(253,920)
Net increase (decrease)	5,080,717

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Bond Fund

Years ended August 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.059
Net realized and unrealized gain (loss)	.007
Total from investment operations	.066
Distributions from net investment income	(.046)
Total distributions	(.046)
Net asset value, end of period	$10.02
Total ReturnC	.66%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	- %G
Expenses net of fee waivers, if anyF	- %G
Expenses net of all reductionsF	- %G
Net investment income (loss)	2.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$50,887
Portfolio turnover rateH	10%I

 A For the period May 31, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2018

1. Organization.

Fidelity Flex Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, commercial paper, certificates of deposit and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,240
Gross unrealized depreciation	(3,612)
Net unrealized appreciation (depreciation)	$18,628
Tax Cost	$50,853,060

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$58,344
Net unrealized appreciation (depreciation) on securities and other investments	$18,628

The tax character of distributions paid was as follows:

August 31, 2018 (a)
Ordinary Income	$207,174

 (a) For the period May 31, 2018 (commencement of operations) to August 31, 2018.

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,003,413 and $0, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Conservative Income Bond Fund :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 31, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 2018 (commencement of operations) to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, of each of the Trustees oversees 257 funds. Mr. Chiel oversees 151 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 31, 2018 to August 31, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 28, 2018 to August 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 31, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period
Actual	- %B	$1,000.00	$1,006.60	$-C,D
HypotheticalE		$1,000.00	$1,025.21	$-D,F

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 93/365 (to reflect the period May 31, 2018 to August 31, 2018).

 D Amount represents less than $.005.

 E 5% return per year before expenses

 F Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 9.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $191,564 of distributions paid during the period May 31, 2018 to August 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Bond Fund

On March 8, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds investing in similar securities as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board noted that the fund is available exclusively to accounts offered through certain Fidelity fee-based programs. The Board considered that while the fund does not pay a management fee, FMR is indirectly compensated for its services out of the account-based fee and that its compensation for advisory services will be the same regardless of variations in the account-based fee paid by investing accounts. The Board noted that FMR pays all operating expenses, with certain limited exceptions, on behalf of the fund. Based on its review, the Board concluded that the fund's fee structure was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted, however, that because the fund pays no advisory fees and FMR bears most expenses of the fund, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZCI-ANN-1018
1.9887609.100

Item 2.

Code of Ethics

As of the end of the period, August 31, 2018, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund and Fidelity U.S. Bond Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$78,000	$6,700	$4,600	$3,700
Fidelity Flex Short-Term Bond Fund	$69,000	$6,100	$5,200	$3,400
Fidelity Flex U.S. Bond Index Fund	$69,000	$5,900	$3,500	$3,300
Fidelity Investment Grade Bond Fund	$103,000	$8,800	$5,900	$4,900
Fidelity Series Government Money Market Fund	$38,000	$3,200	$2,000	$1,800
Fidelity Series Investment Grade Bond Fund	$116,000	$9,600	$4.600	$5,400
Fidelity Series Short-Term Credit Fund	$72,000	$6,100	$3,300	$3,400
Fidelity Short-Term Bond Fund	$99,000	$8,500	$6,600	$4,800
Fidelity U.S. Bond Index Fund	$103,000	$8,500	$5,900	$4,800

August 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$76,000	$7,200	$6,100	$3,500
Fidelity Flex Short-Term Bond Fund	$60,000	$2,600	$4,800	$1,300
Fidelity Flex U.S. Bond Index Fund	$63,000	$2,600	$3,100	$1,300
Fidelity Investment Grade Bond Fund	$100,000	$9,500	$8,300	$4,700
Fidelity Series Government Money Market Fund	$37,000	$3,600	$2,200	$1,700
Fidelity Series Investment Grade Bond Fund	$104,000	$9,900	$7,600	$4,800
Fidelity Series Short-Term Credit Fund	$70,000	$6,700	$3,500	$3,300
Fidelity Short-Term Bond Fund	$99,000	$12,400	$9,300	$6,000
Fidelity U.S. Bond Index Fund	$90,000	$8,600	$6,900	$4,200

A Amounts may reflect rounding.

B Fidelity Flex Short-Term Bond Fund commenced operations on March 7, 2017 and Fidelity Flex U.S. Bond Index Fund commenced operations on March 9, 2017.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Bond Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Series Corporate Bond Fund, Fidelity Short-Term Bond Index Fund and Fidelity Sustainability Bond Index Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$54,000	$100	$6,300	$1,500
Fidelity Flex Conservative Income Bond Fund	$32,000	$-	$6,100	$300
Fidelity Intermediate Bond Fund	$82,000	$100	$6,300	$2,300
Fidelity Series Corporate Bond Fund	$37,000	$-	$6,000	$-
Fidelity Short-Term Bond Index Fund	$67,000	$100	$6,000	$1,600
Fidelity Sustainability Bond Index Fund	$60,000	$-	$6,100	$300

August 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$53,000	$100	$6,400	$1,500
Fidelity Flex Conservative Income Bond Fund	$-	$-	$-	$-
Fidelity Intermediate Bond Fund	$85,000	$200	$6,400	$3,400
Fidelity Series Corporate Bond Fund	$-	$-	$-	$-
Fidelity Short-Term Bond Index Fund	$-	$-	$-	$-
Fidelity Sustainability Bond Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Flex Conservative Income Bond Fund commenced operations on May 31, 2018, Fidelity Series Corporate Bond Fund commenced operations on August 17, 2018, Fidelity Short-Term Bond Index Fund commenced operations on October 18, 2017 and Fidelity Sustainability Bond Index Fund commenced operations on June 19, 2018.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2018A	August 31, 2017A,B
Audit-Related Fees	$7,605,000	$9,815,000
Tax Fees	$20,000	$155,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Short-Term Bond Fund and Fidelity Flex U.S. Bond Index  Funds’ commencement of operations.

Services Billed by Deloitte Entities

	August 31, 2018A,B	August 31, 2017A,B
Audit-Related Fees	$5,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Conservative Income Bond Fund, Fidelity Series Corporate Bond Fund, Fidelity Short-Term Bond Index Fund and Fidelity Sustainability Bond Index  Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2018A,B	August 31, 2017A,B,C
PwC	$10,720,000	$12,650,000
Deloitte Entities	$390,000	$535,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Conservative Income Bond Fund, Fidelity Series Corporate Bond Fund, Fidelity Short-Term Bond Index Fund and Fidelity Sustainability Bond Index  Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity Flex Short-Term Bond Fund and Fidelity Flex U.S. Bond Index  Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 25, 2018